UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 07584

Rydex Series Funds

(Exact name of registrant as specified in charter)

805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee
Rydex Series Funds
805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: March 31

Date of reporting period: March 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

3.31.2017

Rydex Funds Annual Report

Sector Funds
Banking Fund
Basic Materials Fund
Biotechnology Fund
Consumer Products Fund
Electronics Fund
Energy Fund
Energy Services Fund
Financial Services Fund
Health Care Fund
Internet Fund
Leisure Fund
Precious Metals Fund
Real Estate Fund
Retailing Fund
Technology Fund
Telecommunications Fund
Transportation Fund
Utilities Fund

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
BANKING FUND	10
BASIC MATERIALS FUND	18
BIOTECHNOLOGY FUND	26
CONSUMER PRODUCTS FUND	34
ELECTRONICS FUND	43
ENERGY FUND	51
ENERGY SERVICES FUND	60
FINANCIAL SERVICES FUND	68
HEALTH CARE FUND	79
INTERNET FUND	88
LEISURE FUND	96
PRECIOUS METALS FUND	106
REAL ESTATE FUND	114
RETAILING FUND	123
TECHNOLOGY FUND	131
TELECOMMUNICATIONS FUND	140
TRANSPORTATION FUND	148
UTILITIES FUND	156
NOTES TO FINANCIAL STATEMENTS	165
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	178
OTHER INFORMATION	179
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	181
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	185

THE RYDEX FUNDS ANNUAL REPORT | 1

March 31, 2017

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for 18 of our sector funds (the “Funds”) for the annual period ended March 31, 2017.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia President and Chief Executive Officer April 30, 2017

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses, and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Sector funds may not be suitable for all investors. Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the fund’s holdings in issuers of the same or similar offerings. These funds are considered non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund.

2 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2017

The market optimism that helped lift risk asset prices after the presidential election in November continued through the early part of 2017. The Standard & Poor’s 500® (“S&P 500”) Index* set a new record, high yield corporate bond spreads approached cycle lows, and the 10-year Treasury yield rose to 2.63%, the highest level since 2014. Risk appetite faded as the first quarter drew to a close, however, as investors grappled with the implications of an unsuccessful healthcare reform bill and growing geopolitical risks.

Much of the rise in asset valuations since Donald Trump’s victory has been based on anticipation of his pro-growth policies coming to fruition, an outcome that is far from certain. Asset valuations could be getting a bit ahead of themselves, and becoming more sensitive to a temporary growth scare or setback, especially since the rollout of Trump’s new policies will not be smooth or easy.

Nevertheless, the underlying economy remains on a good trajectory. Tracking estimates for first-quarter real U.S. Gross Domestic Product (“GDP”) growth have fallen in recent weeks despite strong gains in consumer and business sentiment since the election. In late April, after the period ended, the initial estimate of first-quarter GDP growth was 0.70%. However, we attribute a large portion of the apparent weakness to seasonal factors that have depressed as-reported first quarter GDP growth over the past several years. In keeping with this pattern, we would expect the final first-quarter GDP number to be revised higher. More importantly, the prospects for quarterly GDP growth appear stronger going forward.

Consumer spending should benefit from solid income and wealth gains, with household net worth sitting at an all-time high. Recent job gains have been strong, and we anticipate a further acceleration of wage growth as the labor market continues to tighten. Buoyant consumer sentiment and low household debt service outlays also support our positive outlook. On the business investment side, we expect various factors to be supportive, including the uptick in global industrial production growth, the ongoing rise in U.S. oil drilling activity, the surge in small-business optimism, and the recovery in corporate earnings.

On March 15, the Federal Open Market Committee (“FOMC”) raised the U.S. Federal Reserve (the “Fed”) funds target rate by 25 basis points to a range of 0.75%–1.0%. The hike itself had little impact on markets because several FOMC members had indicated in the weeks leading up to the meeting that a hike was likely. Looking ahead, we believe that the market is underpricing the likely pace of Fed rate hikes in 2017 and 2018, particularly now that market optimism about fiscal stimulus is waning.

Importantly, Chair Yellen noted that the FOMC’s baseline forecast of two additional rate increases in 2017 and three more in 2018 was not conditioned on expectations for fiscal stimulus. Rather, it reflected a need to gradually remove accommodation due to the fact that the Fed has essentially achieved its dual mandate objectives for employment and inflation. Fiscal easing, she explained, could result in a faster pace of tightening, if it materializes. Markets are skeptical and are pricing in only 1.5 more rate hikes in 2017 and another 1.5 rate hikes in 2018, according to Fed funds futures contracts. We expect that the Fed will deliver three more rate hikes in 2017 and another four in 2018.

We expect to see equity and credit investors take more chips off the table unless there is concrete progress on fiscal legislation in Washington, particularly as the Fed demonstrates its desire to tighten even without fiscal stimulus. While we are optimistic about the near-term U.S. economic outlook, current valuations and growing political risks warrant a more defensive stance.

For the 12 months ended March 31, 2017, the S&P 500 Index returned 17.17%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 11.67%. The return of the MSCI Emerging Markets Index* was 17.22%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 0.44% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 16.39%. The return of the Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.35% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2017

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI U.S. REIT Index is a free-float market capitalization weighted index that is comprised of equity real estate investment trust (“REIT”) securities that belong to the MSCI U.S. Investable Market 2500 Index. The MSCI U.S. REIT Index includes only REIT securities that are of reasonable size in terms of full and free float-adjusted market capitalization to ensure that the performance of the equity REIT universe can be captured and replicated in actual institutional and retail portfolios of different sizes.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

S&P 500® Consumer Discretionary Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Consumer Discretionary Index includes companies in the following industries: automobiles and components, consumer durables, apparel, hotels, restaurants, leisure, media, and retailing.

S&P 500® Consumer Staples Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Consumer Staples Index comprises companies whose businesses are less sensitive to economic cycles. It includes manufacturers and distributors of food, beverages, and tobacco and producers of nondurable household goods and personal products. It also includes food & drug retailing companies as well as hypermarkets and consumer super centers.

S&P 500® Energy Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Energy Index comprises companies whose businesses are dominated by either of the following activities: the construction or provision of oil rigs, drilling equipment, and other energy-related equipment and services, including seismic data collection; companies engaged in the exploration, production, marketing, refining, and/or transportation of oil and gas products, coal, and other consumable fuels.

S&P 500® Financials Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Financials Index contains companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial investment, and real estate, including REITs.

S&P 500® Health Care Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Health Care Index encompasses two main industry groups. The first includes companies which manufacture health care equipment and supplies or provide health care-related services, including distributors of health care products, providers of basic health-care services, and owners and operators of health care facilities and organizations. The first group also includes companies operating in the health care technology industry. The second group includes companies primarily involved in the research, development, production, and marketing of pharmaceuticals, biotechnology, and life sciences products.

S&P 500® Industrials Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Industrials Index includes companies whose businesses are dominated by one of the following activities: the manufacture and distribution of capital goods, including aerospace & defense, construction, engineering & building products, electrical equipment, and industrial machinery; the provision of commercial services and supplies, including printing, environmental, office, and security services; the provision of professional services, including employment and research & consulting services; or the provision of transportation services, including airlines, couriers, marine, road & rail, and transportation infrastructure.

S&P 500® Information Technology Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Information Technology Index covers the following general areas: technology software & services, including companies that primarily develop software in various fields such as the internet, applications, systems, databases management, and/or home entertainment, and companies that provide information technology consulting and services, as well as data processing and outsourced services; secondly, technology hardware & equipment, including manufacturers and distributors of communications equipment, computers & peripherals, electronic equipment, and related instruments; and thirdly, semiconductors & semiconductor equipment manufacturers.

S&P 500® Materials Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Materials Index encompasses a wide range of commodity-related manufacturing industries. Included in this sector are companies that manufacture chemicals, construction materials, glass, paper, forest products, and related packaging products, and metals, minerals, and mining companies, including producers of steel.

S&P 500® Telecommunication Services Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Telecommunications Services Index contains companies that provide communications services primarily through a fixed-line, cellular, wireless, high bandwidth, and/or fiber optic cable network.

S&P 500® Utilities Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Utilities Index encompasses those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

4 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2016 and ending March 31, 2017.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2016	Ending Account Value March 31, 2017	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Banking Fund
Investor Class	1.39%	24.54%	$ 1,000.00	$ 1,245.40	$ 7.78
A-Class	1.63%	24.38%	1,000.00	1,243.80	9.12
C-Class	2.38%	23.92%	1,000.00	1,239.20	13.29
H-Class	1.64%	24.41%	1,000.00	1,244.10	9.18
Basic Materials Fund
Investor Class	1.38%	9.74%	1,000.00	1,097.40	7.22
A-Class	1.63%	9.58%	1,000.00	1,095.80	8.52
C-Class	2.38%	9.18%	1,000.00	1,091.80	12.41
H-Class	1.64%	9.58%	1,000.00	1,095.80	8.57
Biotechnology Fund
Investor Class	1.38%	2.06%	1,000.00	1,020.60	6.95
A-Class	1.63%	1.94%	1,000.00	1,019.40	8.21
C-Class	2.38%	1.57%	1,000.00	1,015.70	11.96
H-Class	1.63%	1.95%	1,000.00	1,019.50	8.21
Consumer Products Fund
Investor Class	1.37%	3.33%	1,000.00	1,033.30	6.94
A-Class	1.62%	3.19%	1,000.00	1,031.90	8.21
C-Class	2.37%	2.80%	1,000.00	1,028.00	11.98
H-Class	1.62%	3.19%	1,000.00	1,031.90	8.21
Electronics Fund
Investor Class	1.38%	15.05%	1,000.00	1,150.50	7.40
A-Class	1.63%	14.90%	1,000.00	1,149.00	8.73
C-Class	2.38%	14.49%	1,000.00	1,144.90	12.73
H-Class	1.64%	14.91%	1,000.00	1,149.10	8.79
Energy Fund
Investor Class	1.38%	(0.29%)	1,000.00	997.10	6.87
A-Class	1.63%	(0.42%)	1,000.00	995.80	8.11
C-Class	2.38%	(0.82%)	1,000.00	991.80	11.82
H-Class	1.63%	(0.46%)	1,000.00	995.40	8.11
Energy Services Fund
Investor Class	1.39%	5.98%	1,000.00	1,059.80	7.14
A-Class	1.64%	5.93%	1,000.00	1,059.30	8.42
C-Class	2.38%	5.50%	1,000.00	1,055.00	12.19
H-Class	1.64%	5.89%	1,000.00	1,058.90	8.42
Financial Services Fund
Investor Class	1.38%	13.51%	1,000.00	1,135.10	7.35
A-Class	1.63%	13.36%	1,000.00	1,133.60	8.67
C-Class	2.38%	12.94%	1,000.00	1,129.40	12.64
H-Class	1.64%	13.37%	1,000.00	1,133.70	8.72
Health Care Fund
Investor Class	1.38%	2.44%	1,000.00	1,024.40	6.97
A-Class	1.63%	2.29%	1,000.00	1,022.90	8.22
C-Class	2.38%	1.93%	1,000.00	1,019.30	11.98
H-Class	1.63%	2.29%	1,000.00	1,022.90	8.22

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2016	Ending Account Value March 31, 2017	Expenses Paid During Period[2]
Internet Fund
Investor Class	1.38%	6.48%	$ 1,000.00	$ 1,064.80	$ 7.10
A-Class	1.63%	6.34%	1,000.00	1,063.40	8.39
C-Class	2.38%	5.95%	1,000.00	1,059.50	12.22
H-Class	1.63%	6.36%	1,000.00	1,063.60	8.39
Leisure Fund
Investor Class	1.39%	14.23%	1,000.00	1,142.30	7.42
A-Class	1.63%	14.08%	1,000.00	1,140.80	8.70
C-Class	2.38%	13.66%	1,000.00	1,136.60	12.68
H-Class	1.64%	14.09%	1,000.00	1,140.90	8.75
Precious Metals Fund
Investor Class	1.28%	(13.09%)	1,000.00	869.10	5.96
A-Class	1.53%	(13.21%)	1,000.00	867.90	7.13
C-Class	2.28%	(13.53%)	1,000.00	864.70	10.60
H-Class	1.53%	(13.21%)	1,000.00	867.90	7.13
Real Estate Fund
A-Class	1.63%	0.64%	1,000.00	1,006.40	8.15
C-Class	2.38%	0.24%	1,000.00	1,002.40	11.88
H-Class	1.63%	0.64%	1,000.00	1,006.40	8.15
Retailing Fund
Investor Class	1.38%	1.55%	1,000.00	1,015.50	6.93
A-Class	1.63%	1.44%	1,000.00	1,014.40	8.19
C-Class	2.38%	1.02%	1,000.00	1,010.20	11.93
H-Class	1.63%	1.47%	1,000.00	1,014.70	8.19
Technology Fund
Investor Class	1.38%	10.62%	1,000.00	1,106.20	7.25
A-Class	1.63%	10.50%	1,000.00	1,105.00	8.55
C-Class	2.38%	10.08%	1,000.00	1,100.80	12.47
H-Class	1.63%	10.51%	1,000.00	1,105.10	8.55
Telecommunications Fund
Investor Class	1.39%	4.01%	1,000.00	1,040.10	7.07
A-Class	1.64%	3.88%	1,000.00	1,038.80	8.34
C-Class	2.39%	3.48%	1,000.00	1,034.80	12.12
H-Class	1.64%	3.91%	1,000.00	1,039.10	8.34
Transportation Fund
Investor Class	1.39%	13.66%	1,000.00	1,136.60	7.40
A-Class	1.64%	13.51%	1,000.00	1,135.10	8.73
C-Class	2.39%	13.08%	1,000.00	1,130.80	12.70
H-Class	1.64%	13.54%	1,000.00	1,135.40	8.73
Utilities Fund
Investor Class	1.37%	6.19%	1,000.00	1,061.90	7.04
A-Class	1.62%	6.06%	1,000.00	1,060.60	8.32
C-Class	2.36%	5.69%	1,000.00	1,056.90	12.10
H-Class	1.62%	6.08%	1,000.00	1,060.80	8.32

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2016	Ending Account Value March 31, 2017	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Banking Fund
Investor Class	1.39%	5.00%	$ 1,000.00	$ 1,018.00	$ 6.99
A-Class	1.63%	5.00%	1,000.00	1,016.80	8.20
C-Class	2.38%	5.00%	1,000.00	1,013.06	11.94
H-Class	1.64%	5.00%	1,000.00	1,016.75	8.25
Basic Materials Fund
Investor Class	1.38%	5.00%	1,000.00	1,018.05	6.94
A-Class	1.63%	5.00%	1,000.00	1,016.80	8.20
C-Class	2.38%	5.00%	1,000.00	1,013.06	11.94
H-Class	1.64%	5.00%	1,000.00	1,016.75	8.25
Biotechnology Fund
Investor Class	1.38%	5.00%	1,000.00	1,018.05	6.94
A-Class	1.63%	5.00%	1,000.00	1,016.80	8.20
C-Class	2.38%	5.00%	1,000.00	1,013.06	11.94
H-Class	1.63%	5.00%	1,000.00	1,016.80	8.20
Consumer Products Fund
Investor Class	1.37%	5.00%	1,000.00	1,018.10	6.89
A-Class	1.62%	5.00%	1,000.00	1,016.85	8.15
C-Class	2.37%	5.00%	1,000.00	1,013.11	11.90
H-Class	1.62%	5.00%	1,000.00	1,016.85	8.15
Electronics Fund
Investor Class	1.38%	5.00%	1,000.00	1,018.05	6.94
A-Class	1.63%	5.00%	1,000.00	1,016.80	8.20
C-Class	2.38%	5.00%	1,000.00	1,013.06	11.94
H-Class	1.64%	5.00%	1,000.00	1,016.75	8.25
Energy Fund
Investor Class	1.38%	5.00%	1,000.00	1,018.05	6.94
A-Class	1.63%	5.00%	1,000.00	1,016.80	8.20
C-Class	2.38%	5.00%	1,000.00	1,013.06	11.94
H-Class	1.63%	5.00%	1,000.00	1,016.80	8.20
Energy Services Fund
Investor Class	1.39%	5.00%	1,000.00	1,018.00	6.99
A-Class	1.64%	5.00%	1,000.00	1,016.75	8.25
C-Class	2.38%	5.00%	1,000.00	1,013.06	11.94
H-Class	1.64%	5.00%	1,000.00	1,016.75	8.25
Financial Services Fund
Investor Class	1.38%	5.00%	1,000.00	1,018.05	6.94
A-Class	1.63%	5.00%	1,000.00	1,016.80	8.20
C-Class	2.38%	5.00%	1,000.00	1,013.06	11.94
H-Class	1.64%	5.00%	1,000.00	1,016.75	8.25
Health Care Fund
Investor Class	1.38%	5.00%	1,000.00	1,018.05	6.94
A-Class	1.63%	5.00%	1,000.00	1,016.80	8.20
C-Class	2.38%	5.00%	1,000.00	1,013.06	11.94
H-Class	1.63%	5.00%	1,000.00	1,016.80	8.20

8 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2016	Ending Account Value March 31, 2017	Expenses Paid During Period[2]
Internet Fund
Investor Class	1.38%	5.00%	$ 1,000.00	$ 1,018.05	$ 6.94
A-Class	1.63%	5.00%	1,000.00	1,016.80	8.20
C-Class	2.38%	5.00%	1,000.00	1,013.06	11.94
H-Class	1.63%	5.00%	1,000.00	1,016.80	8.20
Leisure Fund
Investor Class	1.39%	5.00%	1,000.00	1,018.00	6.99
A-Class	1.63%	5.00%	1,000.00	1,016.80	8.20
C-Class	2.38%	5.00%	1,000.00	1,013.06	11.94
H-Class	1.64%	5.00%	1,000.00	1,016.75	8.25
Precious Metals Fund
Investor Class	1.28%	5.00%	1,000.00	1,018.55	6.44
A-Class	1.53%	5.00%	1,000.00	1,017.30	7.70
C-Class	2.28%	5.00%	1,000.00	1,013.56	11.45
H-Class	1.53%	5.00%	1,000.00	1,017.30	7.70
Real Estate Fund
A-Class	1.63%	5.00%	1,000.00	1,016.80	8.20
C-Class	2.38%	5.00%	1,000.00	1,013.06	11.94
H-Class	1.63%	5.00%	1,000.00	1,016.80	8.20
Retailing Fund
Investor Class	1.38%	5.00%	1,000.00	1,018.05	6.94
A-Class	1.63%	5.00%	1,000.00	1,016.80	8.20
C-Class	2.38%	5.00%	1,000.00	1,013.06	11.94
H-Class	1.63%	5.00%	1,000.00	1,016.80	8.20
Technology Fund
Investor Class	1.38%	5.00%	1,000.00	1,018.05	6.94
A-Class	1.63%	5.00%	1,000.00	1,016.80	8.20
C-Class	2.38%	5.00%	1,000.00	1,013.06	11.94
H-Class	1.63%	5.00%	1,000.00	1,016.80	8.20
Telecommunications Fund
Investor Class	1.39%	5.00%	1,000.00	1,018.00	6.99
A-Class	1.64%	5.00%	1,000.00	1,016.75	8.25
C-Class	2.39%	5.00%	1,000.00	1,013.01	11.99
H-Class	1.64%	5.00%	1,000.00	1,016.75	8.25
Transportation Fund
Investor Class	1.39%	5.00%	1,000.00	1,018.00	6.99
A-Class	1.64%	5.00%	1,000.00	1,016.75	8.25
C-Class	2.39%	5.00%	1,000.00	1,013.01	11.99
H-Class	1.64%	5.00%	1,000.00	1,016.75	8.25
Utilities Fund
Investor Class	1.37%	5.00%	1,000.00	1,018.10	6.89
A-Class	1.62%	5.00%	1,000.00	1,016.85	8.15
C-Class	2.36%	5.00%	1,000.00	1,013.16	11.85
H-Class	1.62%	5.00%	1,000.00	1,016.85	8.15

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest.
[2]
Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2016 to March 31, 2017.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

BANKING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions (“Banking Companies”).

For the one-year period ended March 31, 2017, Banking Fund Investor Class returned 37.53%, compared with the S&P 500 Financials Index, which returned 32.61%. The broader S&P 500 Index returned 17.17%.

The industry that contributed the most to the performance was banks, the Fund’s largest allocation, followed by capital markets. The thrifts & mortgage finance industry was the only detractor from return. The real estate management & development industry contributed the least to return.

Among the best-performing holdings in the Fund for the period were Bank of America Corp., JPMorgan Chase & Co., and Citigroup, Inc. The worst-performing holdings for the period were Grupo Financiero Santander Mexico SAB de CV ADR — Class B, International Bancshares Corp., and New York Community Bancorp, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001
H-Class	April 1, 1998

Ten Largest Holdings (% of Total Net Assets)
Citigroup, Inc.	4.3%
JPMorgan Chase & Co.	4.2%
Wells Fargo & Co.	4.1%
Bank of America Corp.	4.1%
U.S. Bancorp	3.0%
PNC Financial Services Group, Inc.	2.5%
Bank of New York Mellon Corp.	2.3%
Capital One Financial Corp.	2.1%
BB&T Corp.	2.0%
State Street Corp.	1.8%
Top Ten Total	30.4%

“Ten Largest Holdings” excludes any temporary cash investments.

10 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2017

	1 Year	5 Year	10 Year
Investor Class Shares	37.53%	11.09%	-2.37%
A-Class Shares	37.21%	10.83%	-2.63%
A-Class Shares with sales charge†	30.70%	9.75%	-3.10%
C-Class Shares	36.18%	9.99%	-3.31%
C-Class Shares with CDSC‡	35.18%	9.99%	-3.31%
H-Class Shares**	37.26%	10.69%	-2.79%
S&P 500 Financials Index	32.61%	15.38%	0.18%
S&P 500 Index	17.17%	13.30%	7.51%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	March 31, 2017
BANKING FUND

	Shares	Value

COMMON STOCKS† - 98.4%

Banks - 92.9%
Citigroup, Inc.	43,900	$2,626,098
JPMorgan Chase & Co.	29,228	2,567,388
Wells Fargo & Co.	45,190	2,515,276
Bank of America Corp.	106,268	2,506,862
U.S. Bancorp	36,241	1,866,412
PNC Financial Services Group, Inc.	13,012	1,564,563
Bank of New York Mellon Corp.	30,094	1,421,340
Capital One Financial Corp.	15,028	1,302,326
BB&T Corp.	26,892	1,202,071
State Street Corp.	14,020	1,116,132
SunTrust Banks, Inc.	18,900	1,045,170
M&T Bank Corp.	6,385	987,951
Northern Trust Corp.	10,545	912,986
KeyCorp	49,691	883,506
Fifth Third Bancorp	34,451	875,055
Regions Financial Corp.	58,296	847,040
Citizens Financial Group, Inc.	24,457	844,989
First Republic Bank	8,449	792,600
Huntington Bancshares, Inc.	57,832	774,370
Comerica, Inc.	10,332	708,569
HDFC Bank Ltd. ADR	8,997	676,754
Banco Bradesco S.A. ADR	65,317	668,846
HSBC Holdings plc ADR	16,281	664,590
Toronto-Dominion Bank	12,998	651,070
Royal Bank of Canada	8,920	650,357
ICICI Bank Ltd. ADR	75,100	645,860
SVB Financial Group*	3,462	644,243
Credicorp Ltd.	3,830	625,439
Bank of Nova Scotia	10,550	617,914
Popular, Inc.	15,072	613,883
Deutsche Bank AG*,1	34,920	599,227
Credit Suisse Group AG ADR	40,326	598,438
Zions Bancorporation	14,145	594,090
Canadian Imperial Bank of Commerce[1]	6,885	593,556
Signature Bank*	3,900	578,721
East West Bancorp, Inc.	10,744	554,498
PacWest Bancorp	9,663	514,651
Bank of the Ozarks, Inc.	9,867	513,183
Commerce Bancshares, Inc.	8,703	488,761
Cullen/Frost Bankers, Inc.[1]	5,463	486,044
Synovus Financial Corp.	11,327	464,634
BOK Financial Corp.	5,913	462,811
Western Alliance Bancorporation*	9,420	462,428
PrivateBancorp, Inc. — Class A	7,758	460,592
Prosperity Bancshares, Inc.	6,392	445,586
FNB Corp.	29,581	439,869
Webster Financial Corp.	8,619	431,295
First Horizon National Corp.	22,981	425,149
First Citizens BancShares, Inc. — Class A	1,264	423,908
Texas Capital Bancshares, Inc.*	5,025	419,336
IBERIABANK Corp.	5,246	414,959
BankUnited, Inc.	10,990	410,037
UMB Financial Corp.	5,328	401,252
Home BancShares, Inc.	14,790	400,365
Umpqua Holdings Corp.	22,520	399,505
Hancock Holding Co.	8,734	397,834
Associated Banc-Corp.	16,033	391,205
Wintrust Financial Corp.	5,643	390,044
MB Financial, Inc.	9,067	388,249
Chemical Financial Corp.	7,588	388,127
Bank of Hawaii Corp.	4,649	382,892
Pinnacle Financial Partners, Inc.	5,686	377,834
United Bankshares, Inc.[1]	8,924	377,039
Valley National Bancorp	30,048	354,566
Fulton Financial Corp.	19,822	353,823
Cathay General Bancorp	9,366	352,911
TCF Financial Corp.	20,356	346,459
BancorpSouth, Inc.	11,307	342,037
South State Corp.	3,770	336,850
Glacier Bancorp, Inc.	9,707	329,359
First Financial Bankshares, Inc.	8,196	328,660
Great Western Bancorp, Inc.	7,569	321,001
Hope Bancorp, Inc.	16,676	319,679
Old National Bancorp	18,041	313,011
First Midwest Bancorp, Inc.	13,208	312,765
CVB Financial Corp.	14,093	311,314
Columbia Banking System, Inc.	7,960	310,360
International Bancshares Corp.	8,725	308,865
Trustmark Corp.	9,575	304,389
FCB Financial Holdings, Inc. — Class A*	6,100	302,255
BNC Bancorp	8,400	294,420
United Community Banks, Inc.	10,506	290,911
LegacyTexas Financial Group, Inc.	7,006	279,539
Independent Bank Corp.	4,300	279,500
Banner Corp.	5,000	278,200
ServisFirst Bancshares, Inc.	7,600	276,488
Simmons First National Corp. — Class A	4,900	270,235
Ameris Bancorp	5,800	267,380
Westamerica Bancorporation	4,450	248,444
Boston Private Financial Holdings, Inc.	14,517	238,079
Total Banks		57,167,279

Savings & Loans - 3.3%
New York Community Bancorp, Inc.	37,966	530,385
People’s United Financial, Inc.	26,582	483,792
Investors Bancorp, Inc.	30,165	433,773
Sterling Bancorp	15,260	361,662
Banc of California, Inc.[1]	10,067	208,387
Total Savings & Loans		2,017,999

Diversified Financial Services - 1.3%
CIT Group, Inc.	18,349	787,723

Insurance - 0.9%
Voya Financial, Inc.	14,144	536,906

Total Common Stocks
(Cost $48,145,096)		60,509,907

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
BANKING FUND

	Shares	Value

PREFERRED STOCKS† - 1.1%
Banks - 1.1%
Itau Unibanco Holding S.A. ADR	57,403	$692,854
Total Preferred Stocks
(Cost $522,134)		692,854

	Face Amount

REPURCHASE AGREEMENT††,2 - 0.5%
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	$320,743	320,743
Total Repurchase Agreement
(Cost $320,743)		320,743

	Shares

SECURITIES LENDING COLLATERAL†,3 - 1.2%
First American Government Obligations Fund — Class Z, 0.61%[4]	751,055	751,055
Total Securities Lending Collateral
(Cost $751,055)		751,055

Total Investments - 101.2%
(Cost $49,739,028)		$62,274,559
Other Assets & Liabilities, net - (1.2)%		(765,730)
Total Net Assets - 100.0%		$61,508,829

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2017 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of March 31, 2017.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$60,509,907	$—	$—	$60,509,907
Preferred Stocks	692,854	—	—	692,854
Repurchase Agreement	—	320,743	—	320,743
Securities Lending Collateral	751,055	—	—	751,055
Total	$61,953,816	$320,743	$—	$62,274,559

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

BANKING FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets:
Investments, at value - including $727,694 of securities loaned (cost $49,418,285)	$61,953,816
Repurchase agreements, at value (cost $320,743)	320,743
Total investments (cost $49,739,028)	62,274,559
Receivables:
Securities sold	537,755
Fund shares sold	278,106
Dividends	120,936
Foreign taxes reclaim	3,614
Securities lending income	886
Interest	6
Total assets	63,215,862

Liabilities:
Payable for:
Fund shares redeemed	832,280
Return of securities loaned	751,055
Management fees	57,190
Transfer agent and administrative fees	16,820
Distribution and service fees	10,999
Portfolio accounting fees	6,728
Miscellaneous	31,961
Total liabilities	1,707,033
Commitments and contingent liabilities (Note 11)	—
Net assets	$61,508,829

Net assets consist of:
Paid in capital	$73,664,124
Undistributed net investment income	238,285
Accumulated net realized loss on investments	(24,929,111)
Net unrealized appreciation on investments	12,535,531
Net assets	$61,508,829

Investor Class:
Net assets	$41,473,470
Capital shares outstanding	539,582
Net asset value per share	$76.86

A-Class:
Net assets	$5,933,652
Capital shares outstanding	84,274
Net asset value per share	$70.41
Maximum offering price per share (Net asset value divided by 95.25%)	$73.92

C-Class:
Net assets	$5,634,382
Capital shares outstanding	88,063
Net asset value per share	$63.98

H-Class:
Net assets	$8,467,325
Capital shares outstanding	123,420
Net asset value per share	$68.61

STATEMENT OF OPERATIONS
Year Ended March 31, 2017

Investment Income:
Dividends (net of foreign withholding tax of $15,064)	$870,979
Income from securities lending, net	3,567
Interest	924
Total investment income	875,470

Expenses:
Management fees	348,952
Transfer agent and administrative fees	102,633
Distribution and service fees:
A-Class	7,394
C-Class	39,429
H-Class	22,957
Portfolio accounting fees	41,053
Custodian fees	5,619
Trustees’ fees*	2,169
Line of credit fees	254
Miscellaneous	66,725
Total expenses	637,185
Net investment income	238,285

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,464,242
Net realized gain	1,464,242
Net change in unrealized appreciation (depreciation) on:
Investments	8,815,507
Net change in unrealized appreciation (depreciation)	8,815,507
Net realized and unrealized gain	10,279,749
Net increase in net assets resulting from operations	$10,518,034

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$238,285	$269,048
Net realized gain (loss) on investments	1,464,242	(3,164,939)
Net change in unrealized appreciation (depreciation) on investments	8,815,507	(31,048)
Net increase (decrease) in net assets resulting from operations	10,518,034	(2,926,939)

Distributions to shareholders from:
Net investment income
Investor Class	(184,641)	(51,827)
A-Class	(30,326)	(8,948)
C-Class	(19,058)	(21,332)
H-Class	(35,023)	(2,387)*
Total distributions to shareholders	(269,048)	(84,494)

Capital share transactions:
Proceeds from sale of shares
Investor Class	231,950,491	87,235,741
A-Class	12,517,711	10,514,018
C-Class	5,972,804	17,189,341
H-Class	248,740,610	112,516,867 *
Distributions reinvested
Investor Class	183,226	49,679
A-Class	20,961	8,716
C-Class	18,821	21,120
H-Class	35,011	2,376 *
Cost of shares redeemed
Investor Class	(205,535,966)	(123,610,616)
A-Class	(8,453,891)	(9,638,810)
C-Class	(4,560,750)	(16,568,748)
H-Class	(242,259,106)	(111,099,432)*
Net increase (decrease) from capital share transactions	38,629,922	(33,379,748)
Net increase (decrease) in net assets	48,878,908	(36,391,181)

Net assets:
Beginning of year	12,629,921	49,021,102
End of year	$61,508,829	$12,629,921
Undistributed net investment income at end of year	$238,285	$269,048

Capital share activity:
Shares sold
Investor Class	3,510,748	1,376,130
A-Class	195,570	175,337
C-Class	105,363	320,598
H-Class	4,361,031	2,045,614 *
Shares issued from reinvestment of distributions
Investor Class	2,544	788
A-Class	317	150
C-Class	313	396
H-Class	544	42 *
Shares redeemed
Investor Class	(3,102,087)	(1,949,956)
A-Class	(128,613)	(176,727)
C-Class	(85,128)	(312,183)
H-Class	(4,265,233)	(2,033,623)*
Net increase (decrease) in shares	595,369	(553,434)

*	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

BANKING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$56.13	$62.71	$63.60	$52.58	$46.75
Income (loss) from investment operations:
Net investment income (loss)[a]	.53	.68	.51	.54	.54
Net gain (loss) on investments (realized and unrealized)	20.51	(6.97)	(.98)	11.09	5.44
Total from investment operations	21.04	(6.29)	(.47)	11.63	5.98
Less distributions from:
Net investment income	(.31)	(.29)	(.42)	(.61)	(.15)
Total distributions	(.31)	(.29)	(.42)	(.61)	(.15)
Net asset value, end of period	$76.86	$56.13	$62.71	$63.60	$52.58

Total Return[b]	37.53%	(10.10%)	(0.73%)	22.17%	12.84%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$41,473	$7,206	$43,989	$11,241	$8,915
Ratios to average net assets:
Net investment income (loss)	0.74%	1.07%	0.82%	0.92%	1.16%
Total expenses	1.38%	1.34%	1.34%	1.37%	1.35%
Portfolio turnover rate	907%	514%	583%	481%	382%

A-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$51.55	$57.76	$58.75	$48.74	$43.45
Income (loss) from investment operations:
Net investment income (loss)[a]	.33	.40	.26	.39	.36
Net gain (loss) on investments (realized and unrealized)	18.84	(6.32)	(.83)	10.23	5.08
Total from investment operations	19.17	(5.92)	(.57)	10.62	5.44
Less distributions from:
Net investment income	(.31)	(.29)	(.42)	(.61)	(.15)
Total distributions	(.31)	(.29)	(.42)	(.61)	(.15)
Net asset value, end of period	$70.41	$51.55	$57.76	$58.75	$48.74

Total Return[b]	37.21%	(10.31%)	(0.98%)	21.84%	12.60%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,934	$876	$1,054	$8,305	$2,103
Ratios to average net assets:
Net investment income (loss)	0.51%	0.69%	0.45%	0.71%	0.88%
Total expenses	1.63%	1.59%	1.60%	1.62%	1.59%
Portfolio turnover rate	907%	514%	583%	481%	382%

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$47.22	$53.34	$54.69	$45.74	$41.09
Income (loss) from investment operations:
Net investment income (loss)[a]	(.05)	.03	(.14)	(.05)	.01
Net gain (loss) on investments (realized and unrealized)	17.12	(5.86)	(.79)	9.61	4.79
Total from investment operations	17.07	(5.83)	(.93)	9.56	4.80
Less distributions from:
Net investment income	(.31)	(.29)	(.42)	(.61)	(.15)
Total distributions	(.31)	(.29)	(.42)	(.61)	(.15)
Net asset value, end of period	$63.98	$47.22	$53.34	$54.69	$45.74

Total Return[b]	36.18%	(10.99%)	(1.71%)	20.95%	11.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,634	$3,188	$3,131	$4,307	$4,036
Ratios to average net assets:
Net investment income (loss)	(0.09%)	0.05%	(0.26%)	(0.10%)	0.02%
Total expenses	2.37%	2.35%	2.35%	2.37%	2.35%
Portfolio turnover rate	907%	514%	583%	481%	382%

H-Class	Year Ended March 31, 2017	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]	Year Ended March 31, 2014[c]	Year Ended March 31, 2013[c]
Per Share Data
Net asset value, beginning of period	$50.22	$56.30	$57.40	$47.71	$42.63
Income (loss) from investment operations:
Net investment income (loss)[a]	.29	.33	(.01)	.23	.17
Net gain (loss) on investments (realized and unrealized)	18.41	(6.12)	(.67)	10.07	5.06
Total from investment operations	18.70	(5.79)	(.68)	10.30	5.23
Less distributions from:
Net investment income	(.31)	(.29)	(.42)	(.61)	(.15)
Total distributions	(.31)	(.29)	(.42)	(.61)	(.15)
Net asset value, end of period	$68.61	$50.22	$56.30	$57.40	$47.71

Total Return[b]	37.26%	(10.34%)	(1.19%)	21.64%	12.32%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,467	$1,360	$847	$540	$4,235
Ratios to average net assets:
Net investment income (loss)	0.45%	0.57%	(0.02%)	0.44%	0.38%
Total expenses	1.63%	1.68%	1.85%	1.87%	1.86%
Portfolio turnover rate	907%	514%	583%	481%	382%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]
Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

BASIC MATERIALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals, and other basic building and manufacturing materials (“Basic Materials Companies”).

For the one-year period ended March 31, 2017, Basic Materials Fund Investor Class returned 24.85%, compared with 19.22% for the S&P 500 Materials Index. The broader S&P 500 Index returned 17.17%.

The Fund is composed largely of two industries—chemicals, and metals & mining. The industry that contributed the most to the performance of the Fund was chemicals, followed by metals & mining. No industry detracted. The semiconductors & semiconductor equipment industry contributed the least to return.

The top-performing holdings were Vale S.A. ADR, Chemours Co., and Teck Resources Ltd. — Class B. The worst-performing holdings included Tahoe Resources, Inc., First Majestic Silver Corp., and AK Steel Holding Corp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	May 3, 2001
H-Class	April 14, 1998

Ten Largest Holdings (% of Total Net Assets)
Dow Chemical Co.	3.1%
EI du Pont de Nemours & Co.	2.9%
Monsanto Co.	2.5%
LyondellBasell Industries N.V. — Class A	2.1%
Ecolab, Inc.	2.1%
Praxair, Inc.	2.1%
Air Products & Chemicals, Inc.	1.9%
Sherwin-Williams Co.	1.9%
PPG Industries, Inc.	1.8%
International Paper Co.	1.6%
Top Ten Total	22.0%

“Ten Largest Holdings” excludes any temporary cash investments.

18 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2017

	1 Year	5 Year	10 Year
Investor Class Shares	24.65%	3.27%	3.58%
A-Class Shares	24.33%	3.01%	3.32%
A-Class Shares with sales charge†	18.42%	2.01%	2.82%
C-Class Shares	23.41%	2.24%	2.54%
C-Class Shares with CDSC‡	22.41%	2.24%	2.54%
H-Class Shares**	24.36%	2.84%	3.10%
S&P 500 Materials Index	19.22%	9.46%	5.75%
S&P 500 Index	17.17%	13.30%	7.51%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS	March 31, 2017
BASIC MATERIALS FUND

	Shares	Value

COMMON STOCKS† - 100.1%

Chemicals - 44.6%
Dow Chemical Co.	42,124	$2,676,558
EI du Pont de Nemours & Co.	31,718	2,547,906
Monsanto Co.	19,046	2,156,007
LyondellBasell Industries N.V. — Class A	20,385	1,858,908
Praxair, Inc.	15,122	1,793,470
Air Products & Chemicals, Inc.	12,098	1,636,738
Sherwin-Williams Co.	5,266	1,633,461
PPG Industries, Inc.	15,220	1,599,318
Celanese Corp. — Class A	11,982	1,076,583
Albemarle Corp.	10,049	1,061,577
Eastman Chemical Co.	13,068	1,055,894
FMC Corp.	14,330	997,225
International Flavors & Fragrances, Inc.	7,491	992,782
Mosaic Co.	33,523	978,201
Valspar Corp.	8,144	903,495
Potash Corporation of Saskatchewan, Inc.[1]	51,675	882,609
Westlake Chemical Corp.	13,360	882,428
Chemours Co.	22,390	862,015
Ashland Global Holdings, Inc.	6,852	848,346
Axalta Coating Systems Ltd.*	25,810	831,082
RPM International, Inc.	14,877	818,681
CF Industries Holdings, Inc.	27,520	807,712
Huntsman Corp.	31,318	768,544
NewMarket Corp.	1,606	727,887
Olin Corp.	21,517	707,264
WR Grace & Co.	9,456	659,178
Methanex Corp.	13,970	655,193
Agrium, Inc.[1]	6,733	643,338
Cabot Corp.	9,828	588,795
Platform Specialty Products Corp.*	44,940	585,119
Sensient Technologies Corp.	7,120	564,331
PolyOne Corp.	15,012	511,759
Minerals Technologies, Inc.	6,605	505,943
Ingevity Corp.*	8,100	492,885
HB Fuller Co.	9,480	488,789
Balchem Corp.	5,900	486,278
GCP Applied Technologies, Inc.*	14,000	457,100
Chemtura Corp.*	13,250	442,550
Innospec, Inc.	6,000	388,500
A. Schulman, Inc.	9,200	289,340
Total Chemicals		38,863,789

Mining – 21.0%
Barrick Gold Corp.	72,675	1,380,098
Freeport-McMoRan, Inc.*	102,456	1,368,812
Newmont Mining Corp.	39,533	1,303,008
Teck Resources Ltd. — Class B	45,641	999,538
Rio Tinto plc ADR	23,575	959,031
Goldcorp, Inc.	61,994	904,492
Silver Wheaton Corp.	42,774	891,410
BHP Billiton Ltd. ADR[1]	24,315	883,121
Randgold Resources Ltd. ADR	9,504	829,509
Agnico Eagle Mines Ltd.	19,240	816,546
Franco-Nevada Corp.	11,782	771,839
Alcoa Corp.	21,919	754,014
Southern Copper Corp.	19,780	709,904
Pan American Silver Corp.	40,402	707,843
AngloGold Ashanti Ltd. ADR[1]	64,841	698,338
First Majestic Silver Corp.*,1	84,052	682,502
Royal Gold, Inc.	9,709	680,115
Tahoe Resources, Inc.	62,348	500,655
Compass Minerals International, Inc.	6,768	459,209
Hecla Mining Co.	85,131	450,343
Stillwater Mining Co.*	25,362	438,002
Kaiser Aluminum Corp.	4,657	372,094
Coeur Mining, Inc.*	45,877	370,686
Century Aluminum Co.*	25,388	322,174
Total Mining		18,253,283

Packaging & Containers - 10.9%
Ball Corp.	14,734	1,094,147
WestRock Co.	20,869	1,085,814
Packaging Corporation of America	9,714	889,997
Sealed Air Corp.	19,743	860,400
Crown Holdings, Inc.*	15,534	822,525
Berry Plastics Group, Inc.*	15,416	748,755
Sonoco Products Co.	13,160	696,427
Bemis Company, Inc.	13,252	647,493
Graphic Packaging Holding Co.	47,329	609,124
Owens-Illinois, Inc.*	26,968	549,608
Silgan Holdings, Inc.	9,200	546,112
Greif, Inc. — Class A	9,200	506,828
KapStone Paper and Packaging Corp.	19,490	450,219
Total Packaging & Containers		9,507,449

Iron & Steel - 9.1%
Nucor Corp.	21,229	1,267,795
Vale S.A. ADR	124,582	1,183,529
Steel Dynamics, Inc.	25,255	877,864
ArcelorMittal*,1	100,014	835,117
Reliance Steel & Aluminum Co.	9,138	731,223
United States Steel Corp.	20,928	707,576
Cliffs Natural Resources, Inc.*	55,314	454,128
Commercial Metals Co.	23,491	449,383
AK Steel Holding Corp.*	59,820	430,106
Allegheny Technologies, Inc.[1]	23,319	418,809
Carpenter Technology Corp.	10,388	387,472
Schnitzer Steel Industries, Inc. — Class A	10,900	225,085
Total Iron & Steel		7,968,087

Building Materials - 6.6%
Vulcan Materials Co.	10,323	1,243,715
Martin Marietta Materials, Inc.	5,349	1,167,419
Cemex SAB de CV ADR*	93,624	849,170
Eagle Materials, Inc.	6,761	656,764
Louisiana-Pacific Corp.*	23,053	572,175
Summit Materials, Inc. — Class A*	21,407	528,967
Headwaters, Inc.*	17,200	403,856
US Concrete, Inc.*,1	4,520	291,766
Total Building Materials		5,713,832

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
BASIC MATERIALS FUND

	Shares	Value

Commercial Services - 2.1%
Ecolab, Inc.	14,709	$1,843,626

Forest Products & Paper - 2.1%
International Paper Co.	27,223	1,382,384
Domtar Corp.	12,481	455,806
Total Forest Products & Paper		1,838,190

Miscellaneous Manufacturing - 1.4%
AptarGroup, Inc.	8,714	670,891
Trinseo S.A.	7,630	511,973
Total Miscellaneous Manufacturing		1,182,864

Household Products & Housewares – 0.9%
Avery Dennison Corp.	10,155	818,493

Housewares - 0.8%
Scotts Miracle-Gro Co. — Class A	7,740	722,839

Metal Fabricate & Hardware - 0.6%
Worthington Industries, Inc.	10,700	482,463

Total Common Stocks
(Cost $71,676,664)		87,194,915

	Face Amount

REPURCHASE AGREEMENT††,2 - 0.4%
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	$369,615	369,615
Total Repurchase Agreement
(Cost $369,615)		369,615

	Shares

SECURITIES LENDING COLLATERAL†,3 - 4.7%
First American Government Obligations Fund — Class Z, 0.61%[4]	4,053,465	4,053,465
Total Securities Lending Collateral
(Cost $4,053,465)		4,053,465

Total Investments - 105.2%
(Cost $76,099,744)		$91,617,995
Other Assets & Liabilities, net - (5.2)%		(4,508,587)
Total Net Assets - 100.0%		$87,109,408

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2017 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of March 31, 2017.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$87,194,915	$—	$—	$87,194,915
Repurchase Agreement	—	369,615	—	369,615
Securities Lending Collateral	4,053,465	—	—	4,053,465
Total	$91,248,380	$369,615	$—	$91,617,995

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

BASIC MATERIALS FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets:
Investments, at value - including $3,930,272 of securities loaned (cost $75,730,129)	$91,248,380
Repurchase agreements, at value (cost $369,615)	369,615
Total investments (cost $76,099,744)	91,617,995
Cash	4,013
Receivables:
Securities sold	5,357,035
Fund shares sold	196,102
Dividends	162,627
Securities lending income	1,319
Interest	7
Total assets	97,339,098

Liabilities:
Payable for:
Fund shares redeemed	5,869,497
Return of securities loaned	4,053,465
Deferred foreign capital gain taxes	156,725
Management fees	71,031
Transfer agent and administrative fees	20,891
Distribution and service fees	10,360
Portfolio accounting fees	8,356
Miscellaneous	39,365
Total liabilities	10,229,690
Commitments and contingent liabilities (Note 11)	—
Net assets	$87,109,408

Net assets consist of:
Paid in capital	$87,836,098
Accumulated net investment loss	(95,895)
Accumulated net realized loss on investments	(16,149,046)
Net unrealized appreciation on investments	15,518,251
Net assets	$87,109,408

Investor Class:
Net assets	$56,853,986
Capital shares outstanding	1,020,612
Net asset value per share	$55.71

A-Class:
Net assets	$16,355,279
Capital shares outstanding	312,033
Net asset value per share	$52.42
Maximum offering price per share (Net asset value divided by 95.25%)	$55.03

C-Class:
Net assets	$5,823,639
Capital shares outstanding	124,084
Net asset value per share	$46.93

H-Class:
Net assets	$8,076,504
Capital shares outstanding	158,855
Net asset value per share	$50.84

STATEMENT OF OPERATIONS
Year Ended March 31, 2017

Investment Income:
Dividends (net of foreign withholding tax of $23,752)	$1,661,998
Income from securities lending, net	6,483
Interest	1,666
Total investment income	1,670,147

Expenses:
Management fees	829,719
Transfer agent and administrative fees	244,035
Distribution and service fees:
A-Class	48,670
C-Class	46,225
H-Class	24,945
Portfolio accounting fees	97,613
Custodian fees	14,712
Trustees’ fees*	9,662
Line of credit fees	315
Miscellaneous	147,817
Total expenses	1,463,713
Net investment income	206,434

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	9,183,264	[a]
Net realized gain	9,183,264	[a]
Net change in unrealized appreciation (depreciation) on:
Investments	5,660,263
Net change in unrealized appreciation (depreciation)	5,660,263
Net realized and unrealized gain	14,843,527
Net increase in net assets resulting from operations	$15,049,961

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
[a]	Net of foreign capital gain taxes of $156,725.

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BASIC MATERIALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$206,434	$117,635
Net realized gain on investments	9,183,264	884,104
Net change in unrealized appreciation (depreciation) on investments	5,660,263	(5,935,320)
Net increase (decrease) in net assets resulting from operations	15,049,961	(4,933,581)

Distributions to shareholders from:
Net investment income
Investor Class	(445,649)	(195,078)
A-Class	(129,410)	(71,772)
C-Class	(50,406)	(53,293)
H-Class	(44,931)	(28,410)*
Total distributions to shareholders	(670,396)	(348,553)

Capital share transactions:
Proceeds from sale of shares
Investor Class	366,654,182	80,427,494
A-Class	60,038,778	14,088,359
C-Class	7,777,261	6,344,599
H-Class	46,556,397	83,252,748 *
Distributions reinvested
Investor Class	442,343	192,206
A-Class	124,774	67,673
C-Class	47,851	51,084
H-Class	44,870	28,316 *
Cost of shares redeemed
Investor Class	(349,084,142)	(95,728,062)
A-Class	(50,808,000)	(15,228,557)
C-Class	(5,202,949)	(6,757,601)
H-Class	(43,707,838)	(79,518,030)*
Net increase (decrease) from capital share transactions	32,883,527	(12,779,771)
Net increase (decrease) in net assets	47,263,092	(18,061,905)

Net assets:
Beginning of year	39,846,316	57,908,221
End of year	$87,109,408	$39,846,316
Accumulated net investment loss/Undistributed net investment income at end of year	$(95,895)	$61,626

Capital share activity:
Shares sold
Investor Class	7,143,060	1,809,760
A-Class	1,268,197	314,160
C-Class	179,237	159,907
H-Class	1,009,782	1,979,353 *
Shares issued from reinvestment of distributions
Investor Class	8,544	4,625
A-Class	2,559	1,725
C-Class	1,093	1,437
H-Class	949	744 *
Shares redeemed
Investor Class	(6,809,481)	(2,062,804)
A-Class	(1,056,076)	(348,813)
C-Class	(119,321)	(170,516)
H-Class	(915,003)	(1,961,860)*
Net increase (decrease) in shares	713,540	(272,282)

*	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

BASIC MATERIALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$45.18	$50.18	$52.53	$49.94	$49.80
Income (loss) from investment operations:
Net investment income (loss)[a]	.18	.26	.29	.32	.46
Net gain (loss) on investments (realized and unrealized)	10.92	(4.39)	(2.26)	2.58	(.15)
Total from investment operations	11.10	(4.13)	(1.97)	2.90	.31
Less distributions from:
Net investment income	(.57)	(.87)	(.38)	(.31)	(.17)
Total distributions	(.57)	(.87)	(.38)	(.31)	(.17)
Net asset value, end of period	$55.71	$45.18	$50.18	$52.53	$49.94

Total Return[b]	24.65%	(8.07%)	(3.77%)	5.84%	0.65%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$56,854	$30,653	$46,509	$33,687	$36,012
Ratios to average net assets:
Net investment income (loss)	0.35%	0.55%	0.56%	0.66%	0.95%
Total expenses	1.37%	1.35%	1.34%	1.38%	1.36%
Portfolio turnover rate	361%	471%	358%	349%	251%

A-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$42.65	$47.54	$49.93	$47.60	$47.58
Income (loss) from investment operations:
Net investment income (loss)[a]	.03	.10	.13	.22	.32
Net gain (loss) on investments (realized and unrealized)	10.31	(4.12)	(2.14)	2.42	(.13)
Total from investment operations	10.34	(4.02)	(2.01)	2.64	.19
Less distributions from:
Net investment income	(.57)	(.87)	(.38)	(.31)	(.17)
Total distributions	(.57)	(.87)	(.38)	(.31)	(.17)
Net asset value, end of period	$52.42	$42.65	$47.54	$49.93	$47.60

Total Return[b]	24.33%	(8.29%)	(4.05%)	5.58%	0.41%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,355	$4,152	$6,194	$13,347	$11,104
Ratios to average net assets:
Net investment income (loss)	0.06%	0.24%	0.27%	0.47%	0.69%
Total expenses	1.62%	1.60%	1.60%	1.63%	1.61%
Portfolio turnover rate	361%	471%	358%	349%	251%

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BASIC MATERIALS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$38.52	$43.36	$45.91	$44.12	$44.45
Income (loss) from investment operations:
Net investment income (loss)[a]	(.29)	(.17)	(.23)	(.15)	(.03)
Net gain (loss) on investments (realized and unrealized)	9.27	(3.80)	(1.94)	2.25	(.13)
Total from investment operations	8.98	(3.97)	(2.17)	2.10	(.16)
Less distributions from:
Net investment income	(.57)	(.87)	(.38)	(.31)	(.17)
Total distributions	(.57)	(.87)	(.38)	(.31)	(.17)
Net asset value, end of period	$46.93	$38.52	$43.36	$45.91	$44.12

Total Return[b]	23.41%	(8.98%)	(4.76%)	4.80%	(0.35%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,824	$2,430	$3,133	$5,150	$6,666
Ratios to average net assets:
Net investment income (loss)	(0.66%)	(0.43%)	(0.49%)	(0.34%)	(0.07%)
Total expenses	2.37%	2.35%	2.35%	2.38%	2.36%
Portfolio turnover rate	361%	471%	358%	349%	251%

H-Class	Year Ended March 31, 2017	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]
Per Share Data
Net asset value, beginning of period	$41.37	$46.19	$48.64	$46.50	$46.61
Income (loss) from investment operations:
Net investment income (loss)[a]	.01	.09	— [c]	.08	.19
Net gain (loss) on investments (realized and unrealized)	10.03	(4.04)	(2.07)	2.37	(.13)
Total from investment operations	10.04	(3.95)	(2.07)	2.45	.06
Less distributions from:
Net investment income	(.57)	(.87)	(.38)	(.31)	(.17)
Total distributions	(.57)	(.87)	(.38)	(.31)	(.17)
Net asset value, end of period	$50.84	$41.37	$46.19	$48.64	$46.50

Total Return[b]	24.36%	(8.36%)	(4.30%)	5.31%	0.16%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,077	$2,612	$2,073	$2,678	$3,616
Ratios to average net assets:
Net investment income (loss)	0.03%	0.24%	— [e]	0.18%	0.43%
Total expenses	1.62%	1.64%	1.85%	1.88%	1.86%
Portfolio turnover rate	361%	471%	358%	349%	251%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Net investment income (loss) is less than $0.01 per share.
[d]
Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class — See Note 9.

[e]	Less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

BIOTECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic or biological engineering, and in the design, manufacture, or sale of related biotechnology products or services (“Biotechnology Companies”).

For the one-year period ended March 31, 2017, Biotechnology Fund Investor Class returned 16.71%, compared with the S&P 500 Health Care Index, which returned 11.59%. The broader S&P 500 Index returned 17.17%.

The Fund is composed of three industries, all of which contributed to return for the period. The biotechnology industry, the Fund’s largest allocation, contributed the most, followed by the life sciences tools & services industry and the pharmaceuticals industry.

The best-performing holdings in the Fund were Tesaro, Inc., Incyte Corp., and Ariad Pharmaceuticals, Inc. The worst-performing holdings in the Fund included Gilead Sciences, Inc., Ophthotech Corp., and Impax Laboratories, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001
H-Class	April 1, 1998

Ten Largest Holdings (% of Total Net Assets)
Amgen, Inc.	5.7%
AbbVie, Inc.	5.5%
Celgene Corp.	5.3%
Gilead Sciences, Inc.	5.1%
Biogen, Inc.	4.2%
Shire plc ADR	3.9%
Regeneron Pharmaceuticals, Inc.	3.5%
Vertex Pharmaceuticals, Inc.	3.1%
Illumina, Inc.	2.9%
Alexion Pharmaceuticals, Inc.	2.8%
Top Ten Total	42.0%

“Ten Largest Holdings” excludes any temporary cash investments.

26 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2017

	1 Year	5 Year	10 Year
Investor Class Shares	16.71%	17.91%	14.77%
A-Class Shares	16.42%	17.62%	14.48%
A-Class Shares with sales charge†	10.89%	16.48%	13.93%
C-Class Shares	15.55%	16.74%	13.64%
C-Class Shares with CDSC‡	14.55%	16.74%	13.64%
H-Class Shares**	16.39%	17.43%	14.25%
S&P 500 Health Care Index	11.59%	16.65%	10.35%
S&P 500 Index	17.17%	13.30%	7.51%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS	March 31, 2017
BIOTECHNOLOGY FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Biotechnology - 63.3%
Amgen, Inc.	110,399	$18,113,165
Celgene Corp.*	134,579	16,745,666
Gilead Sciences, Inc.	236,765	16,081,079
Biogen, Inc.*	48,875	13,363,403
Regeneron Pharmaceuticals, Inc.*	28,382	10,998,309
Vertex Pharmaceuticals, Inc.*	89,987	9,840,078
Illumina, Inc.*	53,059	9,053,988
Alexion Pharmaceuticals, Inc.*	73,362	8,894,409
Incyte Corp.*	64,417	8,610,620
BioMarin Pharmaceutical, Inc.*	75,392	6,617,910
Seattle Genetics, Inc.*	79,527	4,999,067
Exelixis, Inc.*	201,970	4,376,690
Bioverativ, Inc.*	79,687	4,339,754
United Therapeutics Corp.*	31,646	4,284,235
Bio-Rad Laboratories, Inc. — Class A*,1	21,082	4,202,486
Ionis Pharmaceuticals, Inc.*,1	93,141	3,744,268
Charles River Laboratories International, Inc.*	39,918	3,590,624
Alnylam Pharmaceuticals, Inc.*	68,041	3,487,101
Kite Pharma, Inc.*,1	43,800	3,437,862
Bluebird Bio, Inc.*,1	36,980	3,361,482
Medicines Co.*,1	64,308	3,144,661
Exact Sciences Corp.*,1	127,744	3,017,313
Sage Therapeutics, Inc.*	40,520	2,879,756
Prothena Corporation plc*,1	49,733	2,774,604
Intercept Pharmaceuticals, Inc.*,1	24,260	2,743,806
Juno Therapeutics, Inc.*,1	117,580	2,609,100
Ultragenyx Pharmaceutical, Inc.*	38,410	2,603,430
Ligand Pharmaceuticals, Inc. — Class B*,1	23,877	2,527,142
Intrexon Corp.*,1	127,120	2,519,518
Spark Therapeutics, Inc.*	40,020	2,134,667
Halozyme Therapeutics, Inc.*,1	156,725	2,031,156
Myriad Genetics, Inc.*,1	102,737	1,972,550
Puma Biotechnology, Inc.*	49,610	1,845,492
Five Prime Therapeutics, Inc.*	46,530	1,682,060
Alder Biopharmaceuticals, Inc.*	79,900	1,661,920
Acceleron Pharma, Inc.*	62,480	1,653,846
Acorda Therapeutics, Inc.*	70,657	1,483,797
AMAG Pharmaceuticals, Inc.*	65,026	1,466,336
Merrimack Pharmaceuticals, Inc.*,1	333,490	1,027,149
Total Biotechnology		199,920,499

Pharmaceuticals - 29.9%
AbbVie, Inc.	268,134	17,471,610
Shire plc ADR	69,840	12,168,223
TESARO, Inc.*	32,013	4,925,840
Nektar Therapeutics*	169,597	3,980,441
Jazz Pharmaceuticals plc*	26,920	3,906,900
Alkermes plc*	66,278	3,877,263
PRA Health Sciences, Inc.*	55,990	3,652,228
ACADIA Pharmaceuticals, Inc.*	98,474	3,385,536
Neurocrine Biosciences, Inc.*	77,021	3,335,009
Akorn, Inc.*	126,241	3,039,883
Agios Pharmaceuticals, Inc.*,1	48,004	2,803,434
Clovis Oncology, Inc.*	43,100	2,744,177
Ironwood Pharmaceuticals, Inc. — Class A*	156,326	2,666,922
Horizon Pharma plc*	177,714	2,626,613
Avexis, Inc.*,1	33,900	2,577,417
Portola Pharmaceuticals, Inc.*	64,880	2,542,647
Radius Health, Inc.*	58,570	2,263,731
Sarepta Therapeutics, Inc.*	74,450	2,203,720
Pacira Pharmaceuticals, Inc.*	47,040	2,145,024
Eagle Pharmaceuticals, Inc.*,1	23,760	1,970,654
Array BioPharma, Inc.*	216,870	1,938,818
Impax Laboratories, Inc.*	148,390	1,877,134
Amicus Therapeutics, Inc.*	244,110	1,740,504
Synergy Pharmaceuticals, Inc.*,1	354,600	1,652,436
Heron Therapeutics, Inc.*,1	103,000	1,545,000
Depomed, Inc.*	106,614	1,338,006
Total Pharmaceuticals		94,379,170

Healthcare-Products - 3.1%
OPKO Health, Inc.*,1	436,039	3,488,312
Bio-Techne Corp.	32,852	3,339,406
QIAGEN N.V.*	97,606	2,827,646
Total Healthcare-Products		9,655,364

Healthcare-Services - 2.4%
Quintiles IMS Holdings, Inc.*	93,144	7,500,886

Commercial Services - 0.8%
Incorporated Research Holdings, Inc. — Class A*	58,210	2,668,929

Total Common Stocks
(Cost $169,706,097)		314,124,848

RIGHTS††† - 0.0%**
Chelsea Therapeutics International
Expires 12/31/17*	231,107	—
Dyax Corp.
Expires 01/25/18*	167,165	—
Clinical Data, Inc.
Expires 12/31/20*	24,000	—
Total Rights
(Cost $17,304)		—

	Face Amount

REPURCHASE AGREEMENT††,2 - 0.6%
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	$1,962,048	1,962,048
Total Repurchase Agreement
(Cost $1,962,048)		1,962,048

28 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
BIOTECHNOLOGY FUND

	Shares	Value

SECURITIES LENDING COLLATERAL†,3 - 8.5%
First American Government Obligations Fund — Class Z, 0.61%[4]	26,809,744	$26,809,744
Total Securities Lending Collateral
(Cost $26,809,744)		26,809,744

Total Investments - 108.6%
(Cost $198,495,193)		$342,896,640
Other Assets & Liabilities, net - (8.6)%		(27,128,572)
Total Net Assets - 100.0%		$315,768,068

*	Non-income producing security.
**	Less than 0.1% of net assets.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2017 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of March 31, 2017.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3		Total
Common Stocks	$314,124,848	$—	$—		$314,124,848
Repurchase Agreement	—	1,962,048	—		1,962,048
Rights	—	—	—	*	—
Securities Lending Collateral	26,809,744	—	—		26,809,744
Total	$340,934,592	$1,962,048	$—		$342,896,640

*	Market value of securities is $0.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

BIOTECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets:
Investments, at value - including $26,140,010 of securities loaned (cost $196,533,145)	$340,934,592
Repurchase agreements, at value (cost $1,962,048)	1,962,048
Total investments (cost $198,495,193)	342,896,640
Receivables:
Securities sold	2,007,530
Fund shares sold	435,267
Dividends	56,160
Securities lending income	14,682
Interest	37
Total assets	345,410,316

Liabilities:
Payable for:
Return of securities loaned	26,809,744
Fund shares redeemed	2,341,710
Management fees	237,880
Transfer agent and administrative fees	69,964
Distribution and service fees	30,735
Portfolio accounting fees	26,298
Miscellaneous	125,917
Total liabilities	29,642,248
Commitments and contingent liabilities (Note 11)	—
Net assets	$315,768,068

Net assets consist of:
Paid in capital	$184,251,292
Accumulated net investment loss	(502,785)
Accumulated net realized loss on investments	(12,381,886)
Net unrealized appreciation on investments	144,401,447
Net assets	$315,768,068

Investor Class:
Net assets	$238,614,091
Capital shares outstanding	2,993,126
Net asset value per share	$79.72

A-Class:
Net assets	$36,849,063
Capital shares outstanding	496,889
Net asset value per share	$74.16
Maximum offering price per share (Net asset value divided by 95.25%)	$77.86

C-Class:
Net assets	$20,996,932
Capital shares outstanding	311,795
Net asset value per share	$67.34

H-Class:
Net assets	$19,307,982
Capital shares outstanding	267,555
Net asset value per share	$72.16

STATEMENT OF OPERATIONS
Year Ended March 31, 2017

Investment Income:
Dividends (net of foreign withholding tax of $16,964)	$1,943,360
Income from securities lending, net	99,216
Interest	4,624
Total investment income	2,047,200

Expenses:
Management fees	2,894,968
Transfer agent and administrative fees	851,461
Distribution and service fees:
A-Class	103,466
C-Class	241,302
H-Class	58,264
Portfolio accounting fees	317,807
Registration fees	285,920
Custodian fees	49,848
Trustees’ fees*	30,972
Line of credit fees	2,348
Miscellaneous	227,792
Total expenses	5,064,148
Net investment loss	(3,016,948)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	33,962,436
Net realized gain	33,962,436
Net change in unrealized appreciation (depreciation) on:
Investments	16,030,019
Net change in unrealized appreciation (depreciation)	16,030,019
Net realized and unrealized gain	49,992,455
Net increase in net assets resulting from operations	$46,975,507

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(3,016,948)	$(6,270,830)
Net realized gain on investments	33,962,436	7,692,022
Net change in unrealized appreciation (depreciation) on investments	16,030,019	(184,506,116)
Net increase (decrease) in net assets resulting from operations	46,975,507	(183,084,924)

Distributions to shareholders from:
Net realized gains
Investor Class	—	(6,254,804)
A-Class	—	(1,249,744)
C-Class	—	(670,534)
H-Class	—	(945,732)*
Total distributions to shareholders	—	(9,120,814)

Capital share transactions:
Proceeds from sale of shares
Investor Class	566,789,465	417,939,980
A-Class	12,173,169	49,892,327
C-Class	6,487,269	25,666,356
H-Class	248,519,397	179,430,634 *
Distributions reinvested
Investor Class	—	6,001,463
A-Class	—	1,177,072
C-Class	—	654,350
H-Class	—	945,257 *
Cost of shares redeemed
Investor Class	(624,179,693)	(524,242,886)
A-Class	(30,279,707)	(66,310,633)
C-Class	(15,081,301)	(29,104,862)
H-Class	(258,314,588)	(199,112,976)*
Net decrease from capital share transactions	(93,885,989)	(137,063,918)
Net decrease in net assets	(46,910,482)	(329,269,656)

Net assets:
Beginning of year	362,678,550	691,948,206
End of year	$315,768,068	$362,678,550
Accumulated net investment loss at end of year	$(502,785)	$(1,026,432)

Capital share activity:
Shares sold
Investor Class	7,604,195	4,464,545
A-Class	171,354	581,344
C-Class	102,310	323,436
H-Class	3,763,839	2,176,992 *
Shares issued from reinvestment of distributions
Investor Class	—	69,159
A-Class	—	14,537
C-Class	—	8,806
H-Class	—	11,990 *
Shares redeemed
Investor Class	(8,424,736)	(6,039,629)
A-Class	(438,604)	(850,368)
C-Class	(239,863)	(395,078)
H-Class	(3,937,371)	(2,488,023)*
Net decrease in shares	(1,398,876)	(2,122,289)

*	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

BIOTECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$68.30	$93.63	$68.47	$48.97	$36.90
Income (loss) from investment operations:
Net investment income (loss)[a]	(.57)	(.75)	(.27)	(.51)	(.40)
Net gain (loss) on investments (realized and unrealized)	11.99	(23.30)	28.59	20.01	12.47
Total from investment operations	11.42	(24.05)	28.32	19.50	12.07
Less distributions from:
Net realized gains	—	(1.28)	(3.16)	—	—
Total distributions	—	(1.28)	(3.16)	—	—
Net asset value, end of period	$79.72	$68.30	$93.63	$68.47	$48.97

Total Return[b]	16.71%	(25.98%)	42.19%	39.82%	32.71%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$238,614	$260,476	$498,068	$313,324	$171,844
Ratios to average net assets:
Net investment income (loss)	(0.76%)	(0.84%)	(0.34%)	(0.82%)	(0.98%)
Total expenses	1.37%	1.32%	1.33%	1.36%	1.35%
Portfolio turnover rate	207%	83%	107%	119%	197%

A-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$63.69	$87.63	$64.41	$46.18	$34.88
Income (loss) from investment operations:
Net investment income (loss)[a]	(.70)	(.91)	(.44)	(.62)	(.48)
Net gain (loss) on investments (realized and unrealized)	11.17	(21.75)	26.82	18.85	11.78
Total from investment operations	10.47	(22.66)	26.38	18.23	11.30
Less distributions from:
Net realized gains	—	(1.28)	(3.16)	—	—
Total distributions	—	(1.28)	(3.16)	—	—
Net asset value, end of period	$74.16	$63.69	$87.63	$64.41	$46.18

Total Return[b]	16.42%	(26.17%)	41.83%	39.48%	32.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,849	$48,672	$89,260	$51,270	$26,391
Ratios to average net assets:
Net investment income (loss)	(1.01%)	(1.09%)	(0.59%)	(1.07%)	(1.21%)
Total expenses	1.61%	1.57%	1.58%	1.61%	1.61%
Portfolio turnover rate	207%	83%	107%	119%	197%

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$58.27	$80.88	$60.10	$43.41	$33.04
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.11)	(1.40)	(.92)	(.99)	(.73)
Net gain (loss) on investments (realized and unrealized)	10.18	(19.93)	24.86	17.68	11.10
Total from investment operations	9.07	(21.33)	23.94	16.69	10.37
Less distributions from:
Net realized gains	—	(1.28)	(3.16)	—	—
Total distributions	—	(1.28)	(3.16)	—	—
Net asset value, end of period	$67.34	$58.27	$80.88	$60.10	$43.41

Total Return[b]	15.55%	(26.72%)	40.75%	38.45%	31.39%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,997	$26,185	$41,424	$27,170	$13,677
Ratios to average net assets:
Net investment income (loss)	(1.76%)	(1.84%)	(1.34%)	(1.82%)	(1.96%)
Total expenses	2.36%	2.33%	2.33%	2.36%	2.36%
Portfolio turnover rate	207%	83%	107%	119%	197%

H-Class	Year Ended March 31, 2017	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]	Year Ended March 31, 2014[c]	Year Ended March 28, 2013[c]
Per Share Data
Net asset value, beginning of period	$62.00	$85.38	$62.98	$45.27	$34.27
Income (loss) from investment operations:
Net investment income (loss)[a]	(.70)	(.96)	(.61)	(.74)	(.56)
Net gain (loss) on investments (realized and unrealized)	10.86	(21.14)	26.17	18.45	11.56
Total from investment operations	10.16	(22.10)	25.56	17.71	11.00
Less distributions from:
Net realized gains	—	(1.28)	(3.16)	—	—
Total distributions	—	(1.28)	(3.16)	—	—
Net asset value, end of period	$72.16	$62.00	$85.38	$62.98	$45.27

Total Return[b]	16.39%	(26.22%)	41.49%	39.12%	32.10%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,308	$27,346	$63,196	$37,978	$22,486
Ratios to average net assets:
Net investment income (loss)	(1.04%)	(1.17%)	(0.84%)	(1.32%)	(1.46%)
Total expenses	1.61%	1.65%	1.83%	1.86%	1.86%
Portfolio turnover rate	207%	83%	107%	119%	197%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]
Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

CONSUMER PRODUCTS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally (“Consumer Products Companies”).

For the one-year period ended March 31, 2017, Consumer Products Fund Investor Class returned 6.62%, compared with 6.16% for the S&P 500 Consumer Staples Index. The broader S&P 500 Index returned 17.17%.

The industry that contributed the most to return was food products, followed by tobacco. The leading detractors from return were the personal products industry and the food & staples retailing industry.

Fund performance for the period got the biggest boost from Reynolds American, Inc., Philip Morris International, Inc., and Altria Group, Inc. The Fund’s leading detractors during the period were Kroger Co., Coty, Inc. — Class A, and Hormel Foods Corp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	July 6, 1998
A-Class	September 1, 2004
C-Class	July 24, 2001
H-Class	August 17, 1998

Ten Largest Holdings (% of Total Net Assets)
Procter & Gamble Co.	4.8%
Coca-Cola Co.	4.3%
Philip Morris International, Inc.	4.2%
PepsiCo, Inc.	4.0%
Altria Group, Inc.	3.7%
Kraft Heinz Co.	3.3%
Reynolds American, Inc.	3.1%
Colgate-Palmolive Co.	2.5%
Mondelez International, Inc. — Class A	2.5%
Kimberly-Clark Corp.	2.2%
Top Ten Total	34.6%

“Ten Largest Holdings” excludes any temporary cash investments.

34 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2017

	1 Year	5 Year	10 Year
Investor Class Shares	6.62%	12.43%	9.75%
A-Class Shares	6.35%	12.15%	9.48%
A-Class Shares with sales charge†	1.30%	11.06%	8.95%
C-Class Shares	5.55%	11.30%	8.66%
C-Class Shares with CDSC‡	4.55%	11.30%	8.66%
H-Class Shares**	6.35%	11.96%	9.25%
S&P 500 Consumer Staples Index	6.16%	12.90%	10.58%
S&P 500 Index	17.17%	13.30%	7.51%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Staples Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS	March 31, 2017
CONSUMER PRODUCTS FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Food - 38.9%
Kraft Heinz Co.	113,193	$10,279,056
Mondelez International, Inc. — Class A	182,490	7,861,669
General Mills, Inc.	97,273	5,740,080
Sysco Corp.	101,166	5,252,539
Kroger Co.	174,783	5,154,350
Kellogg Co.	67,931	4,932,470
Tyson Foods, Inc. — Class A	79,321	4,894,899
Hershey Co.	43,657	4,769,527
Hormel Foods Corp.	122,829	4,253,568
Campbell Soup Co.	71,777	4,108,515
Conagra Brands, Inc.	101,678	4,101,691
JM Smucker Co.	28,773	3,771,565
McCormick & Company, Inc.	34,916	3,406,056
WhiteWave Foods Co. — Class A*	56,681	3,182,638
Whole Foods Market, Inc.	102,240	3,038,573
Ingredion, Inc.	24,347	2,932,109
Pinnacle Foods, Inc.	44,500	2,575,215
US Foods Holding Corp.*	89,900	2,515,402
Post Holdings, Inc.*,1	28,400	2,485,568
Lamb Weston Holdings, Inc.	58,810	2,473,549
Pilgrim’s Pride Corp.[1]	106,889	2,405,537
TreeHouse Foods, Inc.*	25,491	2,158,068
Blue Buffalo Pet Products, Inc.*	90,119	2,072,737
Flowers Foods, Inc.	102,782	1,994,999
Snyder’s-Lance, Inc.	48,600	1,959,066
Hain Celestial Group, Inc.*	52,225	1,942,770
Lancaster Colony Corp.	14,252	1,836,228
Sprouts Farmers Market, Inc.*	76,200	1,761,744
Fresh Del Monte Produce, Inc.	29,200	1,729,516
B&G Foods, Inc.	42,131	1,695,773
Sanderson Farms, Inc.	15,498	1,609,312
Performance Food Group Co.*	66,600	1,585,080
J&J Snack Foods Corp.	11,600	1,572,496
Darling Ingredients, Inc.*	106,364	1,544,405
United Natural Foods, Inc.*	32,930	1,423,564
Hostess Brands, Inc.*	89,200	1,415,604
Dean Foods Co.	69,263	1,361,711
Cal-Maine Foods, Inc.[1]	34,800	1,280,640
SpartanNash Co.	33,300	1,165,167
Calavo Growers, Inc.[1]	16,600	1,005,960
Total Food		121,249,416

Beverages - 21.3%
Coca-Cola Co.	315,940	13,408,495
PepsiCo, Inc.	112,505	12,584,809
Constellation Brands, Inc. — Class A	34,505	5,592,226
Monster Beverage Corp.*	109,417	5,051,783
Molson Coors Brewing Co. — Class B	46,358	4,436,924
Dr Pepper Snapple Group, Inc.	43,198	4,229,948
Brown-Forman Corp. — Class B	90,456	4,177,258
Anheuser-Busch InBev S.A. ADR	37,390	4,103,926
Coca-Cola European Partners plc	89,354	3,367,752
Diageo plc ADR	27,580	3,187,696
Fomento Economico Mexicano SAB de CV ADR	33,683	2,981,619
National Beverage Corp.	24,400	2,062,532
Boston Beer Company, Inc. — Class A*,1	9,132	1,320,944
Total Beverages		66,505,912

Agriculture - 16.1%
Philip Morris International, Inc.	116,394	13,140,882
Altria Group, Inc.	159,801	11,412,987
Reynolds American, Inc.	150,890	9,509,088
Archer-Daniels-Midland Co.	112,235	5,167,300
British American Tobacco plc ADR[1]	57,150	3,790,188
Bunge Ltd.	41,044	3,253,147
Vector Group Ltd.[1]	78,032	1,623,066
Universal Corp.	19,200	1,358,400
Andersons, Inc.	26,800	1,015,720
Total Agriculture		50,270,778

Cosmetics & Personal Care - 12.4%
Procter & Gamble Co.	165,974	14,912,764
Colgate-Palmolive Co.	108,516	7,942,286
Estee Lauder Companies, Inc. — Class A	64,867	5,500,073
Coty, Inc. — Class A	194,464	3,525,632
Unilever N.V. — Class Y	66,251	3,291,350
Edgewell Personal Care Co.*	27,188	1,988,530
Avon Products, Inc.*	316,550	1,392,820
Total Cosmetics & Personal Care		38,553,455

Household Products & Housewares - 6.3%
Kimberly-Clark Corp.	51,190	6,738,140
Clorox Co.	30,324	4,088,585
Church & Dwight Company, Inc.	70,744	3,528,003
Spectrum Brands Holdings, Inc.[1]	20,100	2,794,101
Central Garden & Pet Co. — Class A*	37,800	1,312,416
WD-40 Co.[1]	11,000	1,198,450
Total Household Products & Housewares		19,659,695

Pharmaceuticals - 2.1%
Mead Johnson Nutrition Co. — Class A	45,370	4,041,559
Herbalife Ltd.*,1	39,975	2,324,147
Total Pharmaceuticals		6,365,706

Retail - 1.2%
Casey’s General Stores, Inc.[1]	18,523	2,079,207
Nu Skin Enterprises, Inc. — Class A	31,330	1,740,068
Total Retail		3,819,275

Holding Companies-Diversified - 0.6%
HRG Group, Inc.*	100,000	1,932,000

Electrical Components & Equipment - 0.6%
Energizer Holdings, Inc.	33,235	1,852,851

Total Common Stocks
(Cost $218,472,287)		310,209,088

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
CONSUMER PRODUCTS FUND

	Shares	Value

RIGHTS††† - 0.0%**
PDC
Expires 05/02/17*	93,765	$—
Casa Ley
Expires 01/17/19*	93,765	—
Total Rights
(Cost $23,055)		—

	Face Amount

REPURCHASE AGREEMENT††,2 - 0.4%
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	$1,254,338	1,254,338
Total Repurchase Agreement
(Cost $1,254,338)		1,254,338

	Shares

SECURITIES LENDING COLLATERAL†,3 - 2.9%
First American Government Obligations Fund — Class Z, 0.61%[4]	9,078,709	9,078,709
Total Securities Lending Collateral
(Cost $9,078,709)		9,078,709

Total Investments - 102.8%
(Cost $228,828,389)		$320,542,135
Other Assets & Liabilities, net - (2.8)%		(8,821,108)
Total Net Assets - 100.0%		$311,721,027

*	Non-income producing security.
**	Less than 0.1% of net assets.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2017 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of March 31, 2017.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3		Total
Common Stocks	$310,209,088	$—	$—		$310,209,088
Repurchase Agreement	—	1,254,338	—		1,254,338
Rights	—	—	—	*	—
Securities Lending Collateral	9,078,709	—	—		9,078,709
Total	$319,287,797	$1,254,338	$—		$320,542,135

*	Market value of securities is $0.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

CONSUMER PRODUCTS FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets:
Investments, at value - including $8,896,881 of securities loaned (cost $227,574,051)	$319,287,797
Repurchase agreements, at value (cost $1,254,338)	1,254,338
Total investments (cost $228,828,389)	320,542,135
Receivables:
Dividends	726,552
Fund shares sold	181,560
Foreign taxes reclaim	25,954
Securities lending income	8,107
Interest	24
Total assets	321,484,332

Liabilities:
Payable for:
Return of securities loaned	9,078,709
Fund shares redeemed	230,551
Management fees	219,560
Transfer agent and administrative fees	64,576
Distribution and service fees	39,926
Portfolio accounting fees	24,681
Miscellaneous	105,302
Total liabilities	9,763,305
Commitments and contingent liabilities (Note 11)	—
Net assets	$311,721,027

Net assets consist of:
Paid in capital	$223,105,545
Undistributed net investment income	1,014,577
Accumulated net realized loss on investments	(4,112,841)
Net unrealized appreciation on investments	91,713,746
Net assets	$311,721,027

Investor Class:
Net assets	$207,683,174
Capital shares outstanding	3,143,648
Net asset value per share	$66.06

A-Class:
Net assets	$40,271,501
Capital shares outstanding	657,919
Net asset value per share	$61.21
Maximum offering price per share (Net asset value divided by 95.25%)	$64.26

C-Class:
Net assets	$28,379,825
Capital shares outstanding	525,536
Net asset value per share	$54.00

H-Class:
Net assets	$35,386,527
Capital shares outstanding	598,209
Net asset value per share	$59.15

STATEMENT OF OPERATIONS
Year Ended March 31, 2017

Investment Income:
Dividends (net of foreign withholding tax of $34,578)	$8,838,190
Income from securities lending, net	74,323
Interest	4,811
Total investment income	8,917,324

Expenses:
Management fees	3,502,238
Transfer agent and administrative fees	1,030,071
Distribution and service fees:
A-Class	123,415
C-Class	292,993
H-Class	146,707
Portfolio accounting fees	371,176
Custodian fees	62,153
Trustees’ fees*	43,320
Line of credit fees	1,082
Miscellaneous	626,651
Total expenses	6,199,806
Net investment income	2,717,518

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	30,636,934
Net realized gain	30,636,934
Net change in unrealized appreciation (depreciation) on:
Investments	(15,544,633)
Net change in unrealized appreciation (depreciation)	(15,544,633)
Net realized and unrealized gain	15,092,301
Net increase in net assets resulting from operations	$17,809,819

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSUMER PRODUCTS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,717,518	$2,837,658
Net realized gain on investments	30,636,934	973,509
Net change in unrealized appreciation (depreciation) on investments	(15,544,633)	24,512,809
Net increase in net assets resulting from operations	17,809,819	28,323,976

Distributions to shareholders from:
Net investment income
Investor Class	(2,259,234)	(1,910,579)
A-Class	(473,017)	(334,945)
C-Class	(350,535)	(184,219)
H-Class	(619,330)	(391,960)*
Net realized gains
Investor Class	(1,131,947)	(2,901,894)
A-Class	(236,997)	(508,733)
C-Class	(175,629)	(279,802)
H-Class	(310,304)	(595,331)*
Total distributions to shareholders	(5,556,993)	(7,107,463)

Capital share transactions:
Proceeds from sale of shares
Investor Class	276,892,039	350,581,088
A-Class	33,790,536	60,872,986
C-Class	16,171,468	20,783,158
H-Class	114,109,709	167,016,501 *
Distributions reinvested
Investor Class	3,294,770	4,699,482
A-Class	587,359	687,164
C-Class	490,705	448,009
H-Class	886,577	985,550 *
Cost of shares redeemed
Investor Class	(357,313,404)	(316,067,877)
A-Class	(49,406,491)	(43,169,090)
C-Class	(12,830,920)	(16,365,257)
H-Class	(146,843,066)	(155,233,554)*
Net increase (decrease) from capital share transactions	(120,170,718)	75,238,160
Net increase (decrease) in net assets	(107,917,892)	96,454,673

Net assets:
Beginning of year	419,638,919	323,184,246
End of year	$311,721,027	$419,638,919
Undistributed net investment income at end of year	$1,014,577	$2,859,776

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

CONSUMER PRODUCTS FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended March 31, 2017	Year Ended March 31, 2016
Capital share activity:
Shares sold
Investor Class	4,295,268	5,896,971
A-Class	566,319	1,101,512
C-Class	304,356	420,631
H-Class	2,015,223	3,121,495	*
Shares issued from reinvestment of distributions
Investor Class	54,119	81,887
A-Class	10,403	12,863
C-Class	9,824	9,390
H-Class	16,250	19,078	*
Shares redeemed
Investor Class	(5,607,116)	(5,385,440)
A-Class	(835,458)	(797,084)
C-Class	(245,971)	(332,936)
H-Class	(2,596,061)	(2,917,566	)*
Net increase (decrease) in shares	(2,012,844)	1,230,801

*	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSUMER PRODUCTS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$62.84	$58.55	$52.08	$47.79	$40.19
Income (loss) from investment operations:
Net investment income (loss)[a]	.51	.61	.71	.46	.57
Net gain (loss) on investments (realized and unrealized)	3.58	4.92	6.44	5.81	7.14
Total from investment operations	4.09	5.53	7.15	6.27	7.71
Less distributions from:
Net investment income	(.58)	(.49)	(.24)	(.46)	(.11)
Net realized gains	(.29)	(.75)	(.44)	(1.52)	—
Total distributions	(.87)	(1.24)	(.68)	(1.98)	(.11)
Net asset value, end of period	$66.06	$62.84	$58.55	$52.08	$47.79

Total Return[b]	6.62%	9.65%	13.77%	13.24%	19.26%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$207,683	$276,578	$222,954	$102,231	$181,945
Ratios to average net assets:
Net investment income (loss)	0.79%	1.03%	1.27%	0.91%	1.38%
Total expenses	1.36%	1.34%	1.34%	1.37%	1.35%
Portfolio turnover rate	75%	104%	87%	112%	230%

A-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$58.43	$54.66	$48.79	$45.00	$37.93
Income (loss) from investment operations:
Net investment income (loss)[a]	.33	.45	.48	.33	.44
Net gain (loss) on investments (realized and unrealized)	3.32	4.56	6.07	5.44	6.74
Total from investment operations	3.65	5.01	6.55	5.77	7.18
Less distributions from:
Net investment income	(.58)	(.49)	(.24)	(.46)	(.11)
Net realized gains	(.29)	(.75)	(.44)	(1.52)	—
Total distributions	(.87)	(1.24)	(.68)	(1.98)	(.11)
Net asset value, end of period	$61.21	$58.43	$54.66	$48.79	$45.00

Total Return[b]	6.35%	9.38%	13.47%	12.95%	18.98%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$40,272	$53,560	$32,762	$25,538	$21,604
Ratios to average net assets:
Net investment income (loss)	0.56%	0.82%	0.92%	0.70%	1.12%
Total expenses	1.62%	1.60%	1.60%	1.62%	1.60%
Portfolio turnover rate	75%	104%	87%	112%	230%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

CONSUMER PRODUCTS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$52.04	$49.18	$44.29	$41.32	$35.11
Income (loss) from investment operations:
Net investment income (loss)[a]	(.10)	.03	.09	(.01)	.13
Net gain (loss) on investments (realized and unrealized)	2.93	4.07	5.48	4.96	6.19
Total from investment operations	2.83	4.10	5.57	4.95	6.32
Less distributions from:
Net investment income	(.58)	(.49)	(.24)	(.46)	(.11)
Net realized gains	(.29)	(.75)	(.44)	(1.52)	—
Total distributions	(.87)	(1.24)	(.68)	(1.98)	(.11)
Net asset value, end of period	$54.00	$52.04	$49.18	$44.29	$41.32

Total Return[b]	5.55%	8.57%	12.62%	12.11%	18.06%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$28,380	$23,799	$17,717	$14,125	$11,699
Ratios to average net assets:
Net investment income (loss)	(0.20%)	0.05%	0.20%	(0.02%)	0.37%
Total expenses	2.36%	2.35%	2.35%	2.37%	2.35%
Portfolio turnover rate	75%	104%	87%	112%	230%

H-Class	Year Ended March 31, 2017	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]	Year Ended March 31, 2014[c]	Year Ended March 28, 2013[c]
Per Share Data
Net asset value, beginning of period	$56.50	$52.94	$47.39	$43.87	$37.08
Income (loss) from investment operations:
Net investment income (loss)[a]	.31	.39	.37	.24	.35
Net gain (loss) on investments (realized and unrealized)	3.21	4.41	5.86	5.26	6.55
Total from investment operations	3.52	4.80	6.23	5.50	6.90
Less distributions from:
Net investment income	(.58)	(.49)	(.24)	(.46)	(.11)
Net realized gains	(.29)	(.75)	(.44)	(1.52)	—
Total distributions	(.87)	(1.24)	(.68)	(1.98)	(.11)
Net asset value, end of period	$59.15	$56.50	$52.94	$47.39	$43.87

Total Return[b]	6.35%	9.29%	13.19%	12.66%	18.66%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,387	$65,702	$49,751	$27,162	$10,148
Ratios to average net assets:
Net investment income (loss)	0.54%	0.72%	0.74%	0.51%	0.93%
Total expenses	1.61%	1.66%	1.85%	1.87%	1.85%
Portfolio turnover rate	75%	104%	87%	112%	230%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]
Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class — See Note 9.

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

ELECTRONICS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices (“Electronics Companies”).

For the one-year period ended March 31, 2017, Electronics Fund Investor Class returned 35.41%, compared with 24.91% for the S&P 500 Information Technology Index. The broader S&P 500 Index returned 17.17%.

Almost all the holdings in the Fund are in the semiconductors industry and the semiconductor equipment industry. Both contributed to the Fund’s performance for the period.

For the period, Fund performance got the biggest boost from NVIDIA Corp., Micron Technology, Inc., and Applied Materials, Inc. Holdings detracting from Fund performance for the period were First Solar, Inc., SunPower Corp. — Class A, and Acacia Communications, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 26, 2001
H-Class	April 2, 1998

Ten Largest Holdings (% of Total Net Assets)
Intel Corp.	8.0%
Broadcom Ltd.	5.7%
QUALCOMM, Inc.	5.5%
Texas Instruments, Inc.	5.4%
NVIDIA Corp.	4.9%
Applied Materials, Inc.	3.9%
Micron Technology, Inc.	3.6%
Analog Devices, Inc.	3.3%
Lam Research Corp.	2.8%
Skyworks Solutions, Inc.	2.6%
Top Ten Total	45.7%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 43

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2017

	1 Year	5 Year	10 Year
Investor Class Shares	35.41%	14.88%	5.87%
A -Class Shares	35.11%	14.61%	5.59%
A-Class Shares with sales charge†	28.69%	13.50%	5.07%
C-Class Shares	34.09%	13.71%	4.84%
C-Class Shares with CDSC‡	33.09%	13.71%	4.84%
H-Class Shares**	34.98%	14.37%	5.41%
S&P 500 Information Technology Index	24.91%	14.64%	11.35%
S&P 500 Index	17.17%	13.30%	7.51%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

44 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2017
ELECTRONICS FUND

	Shares	Value

COMMON STOCKS† - 99.4%

Semiconductors - 93.9%
Intel Corp.	181,159	$6,534,405
Broadcom Ltd.	21,188	4,639,324
QUALCOMM, Inc.	78,717	4,513,633
Texas Instruments, Inc.	54,721	4,408,324
NVIDIA Corp.	36,943	4,024,201
Applied Materials, Inc.	81,970	3,188,632
Micron Technology, Inc.*	101,812	2,942,367
Analog Devices, Inc.	32,943	2,699,661
Lam Research Corp.	17,606	2,259,906
Skyworks Solutions, Inc.	21,552	2,111,665
Microchip Technology, Inc.	26,776	1,975,533
KLA-Tencor Corp.	20,141	1,914,805
Advanced Micro Devices, Inc.*	131,315	1,910,633
NXP Semiconductor N.V.*	17,932	1,855,962
Xilinx, Inc.	31,869	1,844,896
Maxim Integrated Products, Inc.	39,233	1,763,916
Taiwan Semiconductor Manufacturing Company Ltd. ADR	51,423	1,688,731
Qorvo, Inc.*	21,362	1,464,579
ON Semiconductor Corp.*	81,885	1,268,399
Teradyne, Inc.	39,740	1,235,914
ASML Holding N.V. — Class G	9,232	1,226,010
Marvell Technology Group Ltd.	79,462	1,212,590
Microsemi Corp.*	23,066	1,188,591
Silicon Motion Technology Corp. ADR	23,280	1,088,340
Cavium, Inc.*	15,122	1,083,643
Cypress Semiconductor Corp.	75,959	1,045,196
Mellanox Technologies Ltd.*	20,229	1,030,668
Cirrus Logic, Inc.*	16,315	990,157
Monolithic Power Systems, Inc.	10,423	959,958
MKS Instruments, Inc.	13,753	945,519
Entegris, Inc.*	39,010	912,834
MACOM Technology Solutions Holdings, Inc.*	18,186	878,384
Silicon Laboratories, Inc.*	11,852	871,715
Integrated Device Technology, Inc.*	36,513	864,263
Amkor Technology, Inc.*	72,780	843,520
Semtech Corp.*	21,659	732,074
Inphi Corp.*	14,879	726,393
Cabot Microelectronics Corp.	9,178	703,127
MaxLinear, Inc. — Class A*	24,700	692,835
Power Integrations, Inc.	10,479	688,994
Ambarella, Inc.*,1	12,007	656,903
Synaptics, Inc.*	13,042	645,709
Xperi Corp.	18,083	613,918
Rambus, Inc.*	45,652	599,867
Veeco Instruments, Inc.*	18,400	549,240
Lattice Semiconductor Corp.*	64,790	448,347
Impinj, Inc.*,1	13,200	399,564
Total Semiconductors		76,843,845

Electrical Components & Equipment - 1.5%
Advanced Energy Industries, Inc.*	11,954	819,566
SunPower Corp. — Class A*,1	67,427	411,305
Total Electrical Components & Equipment		1,230,871

Chemicals - 1.1%
Versum Materials, Inc.	29,870	914,022

Building Materials - 1.0%
Cree, Inc.*	29,608	791,422

Telecommunications - 1.0%
Acacia Communications, Inc.*,1	13,300	779,646

Energy-Alternate Sources - 0.9%
First Solar, Inc.*,1	27,730	751,483

Total Common Stocks
(Cost $67,315,166)		81,311,289

	Face Amount

REPURCHASE AGREEMENT††,2 - 0.6%
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	$514,598	514,598
Total Repurchase Agreement
(Cost $514,598)		514,598

	Shares

SECURITIES LENDING COLLATERAL†,3 - 2.0%
First American Government Obligations Fund — Class Z, 0.61%[4]	1,654,882	1,654,882
Total Securities Lending Collateral
(Cost $1,654,882)		1,654,882

Total Investments - 102.0%
(Cost $69,484,646)		$83,480,769
Other Assets & Liabilities, net - (2.0)%		(1,660,787)
Total Net Assets - 100.0%		$81,819,982

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
ELECTRONICS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2017 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of March 31, 2017.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$81,311,289	$—	$—	$81,311,289
Repurchase Agreement	—	514,598	—	514,598
Securities Lending Collateral	1,654,882	—	—	1,654,882
Total	$82,966,171	$514,598	$—	$83,480,769

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets:
Investments, at value - including $1,613,030 of securities loaned (cost $68,970,048)	$82,966,171
Repurchase agreements, at value (cost $514,598)	514,598
Total investments (cost $69,484,646)	83,480,769
Receivables:
Fund shares sold	184,313
Dividends	16,653
Securities lending income	7,492
Interest	10
Total assets	83,689,237

Liabilities:
Payable for:
Return of securities loaned	1,654,882
Fund shares redeemed	87,043
Management fees	60,232
Transfer agent and administrative fees	17,715
Distribution and service fees	8,052
Portfolio accounting fees	7,086
Miscellaneous	34,245
Total liabilities	1,869,255
Commitments and contingent liabilities (Note 11)	—
Net assets	$81,819,982

Net assets consist of:
Paid in capital	$76,622,136
Undistributed net investment income	27,832
Accumulated net realized loss on investments	(8,826,109)
Net unrealized appreciation on investments	13,996,123
Net assets	$81,819,982

Investor Class:
Net assets	$51,722,100
Capital shares outstanding	470,202
Net asset value per share	$110.00

A-Class:
Net assets	$4,408,306
Capital shares outstanding	42,786
Net asset value per share	$103.03
Maximum offering price per share (Net asset value divided by 95.25%)	$108.17

C-Class:
Net assets	$2,555,649
Capital shares outstanding	27,217
Net asset value per share	$93.90

H-Class:
Net assets	$23,133,927
Capital shares outstanding	230,570
Net asset value per share	$100.33

STATEMENT OF OPERATIONS
Year Ended March 31, 2017

Investment Income:
Dividends (net of foreign withholding tax of $519)	$661,473
Income from securities lending, net	36,521
Interest	868
Total investment income	698,862

Expenses:
Management fees	386,576
Transfer agent and administrative fees	113,699
Distribution and service fees:
A-Class	5,953
C-Class	13,251
H-Class	23,940
Portfolio accounting fees	45,479
Custodian fees	6,478
Trustees’ fees*	3,268
Line of credit fees	595
Miscellaneous	71,791
Total expenses	671,030
Net investment income	27,832

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,912,633
Net realized gain	1,912,633
Net change in unrealized appreciation (depreciation) on:
Investments	8,829,509
Net change in unrealized appreciation (depreciation)	8,829,509
Net realized and unrealized gain	10,742,142
Net increase in net assets resulting from operations	$10,769,974

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

ELECTRONICS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$27,832	$(48,472)
Net realized gain (loss) on investments	1,912,633	(613,224)
Net change in unrealized appreciation (depreciation) on investments	8,829,509	(2,220,822)
Net increase (decrease) in net assets resulting from operations	10,769,974	(2,882,518)

Distributions to shareholders from:
Net investment income
Investor Class	—	(18,251)
A-Class	—	(3,858)
C-Class	—	(1,389)
H-Class	—	(18,915)*
Total distributions to shareholders	—	(42,413)

Capital share transactions:
Proceeds from sale of shares
Investor Class	256,339,415	83,406,696
A-Class	11,788,211	14,991,695
C-Class	4,290,342	13,427,149
H-Class	135,688,569	136,348,968 *
Distributions reinvested
Investor Class	—	16,547
A-Class	—	925
C-Class	—	1,387
H-Class	—	18,915 *
Cost of shares redeemed
Investor Class	(221,085,468)	(91,725,809)
A-Class	(9,887,302)	(14,864,321)
C-Class	(2,834,033)	(13,783,514)
H-Class	(125,204,966)	(130,346,155)*
Net increase (decrease) from capital share transactions	49,094,768	(2,507,517)
Net increase (decrease) in net assets	59,864,742	(5,432,448)

Net assets:
Beginning of year	21,955,240	27,387,688
End of year	$81,819,982	$21,955,240
Undistributed net investment income at end of year	$27,832	$—

Capital share activity:
Shares sold
Investor Class	2,814,942	1,040,573
A-Class	134,060	198,666
C-Class	53,496	195,375
H-Class	1,726,169	1,832,769 *
Shares issued from reinvestment of distributions
Investor Class	—	213
A-Class	—	13
C-Class	—	21
H-Class	—	266 *
Shares redeemed
Investor Class	(2,445,893)	(1,156,806)
A-Class	(114,387)	(196,930)
C-Class	(36,554)	(202,714)
H-Class	(1,647,057)	(1,763,553)*
Net increase (decrease) in shares	484,776	(52,107)

*	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$81.23	$83.54	$69.82	$52.11	$55.09
Income (loss) from investment operations:
Net investment income (loss)[a]	.15	.02	.29	(.04)	.22
Net gain (loss) on investments (realized and unrealized)	28.62	(2.20)	13.43	17.79	(3.20)
Total from investment operations	28.77	(2.18)	13.72	17.75	(2.98)
Less distributions from:
Net investment income	—	(.13)	—	(.04)	—
Total distributions	—	(.13)	—	(.04)	—
Net asset value, end of period	$110.00	$81.23	$83.54	$69.82	$52.11

Total Return[b]	35.41%	(2.61%)	19.65%	34.07%	(5.41%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$51,722	$8,217	$18,144	$9,655	$2,942
Ratios to average net assets:
Net investment income (loss)	0.16%	0.02%	0.38%	(0.07%)	0.45%
Total expenses	1.38%	1.34%	1.35%	1.37%	1.35%
Portfolio turnover rate	643%	769%	562%	1,436%	1,640%

A-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$76.25	$78.62	$65.87	$49.29	$52.23
Income (loss) from investment operations:
Net investment income (loss)[a]	(.18)	(.20)	(.17)	(.33)	.24
Net gain (loss) on investments (realized and unrealized)	26.96	(2.04)	12.92	16.95	(3.18)
Total from investment operations	26.78	(2.24)	12.75	16.62	(2.94)
Less distributions from:
Net investment income	—	(.13)	—	(.04)	—
Total distributions	—	(.13)	—	(.04)	—
Net asset value, end of period	$103.03	$76.25	$78.62	$65.87	$49.29

Total Return[b]	35.11%	(2.84%)	19.36%	33.72%	(5.63%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,408	$1,762	$1,680	$5,329	$299
Ratios to average net assets:
Net investment income (loss)	(0.19%)	(0.26%)	(0.24%)	(0.59%)	0.51%
Total expenses	1.63%	1.60%	1.61%	1.62%	1.60%
Portfolio turnover rate	643%	769%	562%	1,436%	1,640%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

ELECTRONICS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$70.02	$72.76	$61.40	$46.32	$49.50
Income (loss) from investment operations:
Net investment income (loss)[a]	(.69)	(.63)	(.35)	(.54)	(.18)
Net gain (loss) on investments (realized and unrealized)	24.57	(1.98)	11.71	15.66	(3.00)
Total from investment operations	23.88	(2.61)	11.36	15.12	(3.18)
Less distributions from:
Net investment income	—	(.13)	—	(.04)	—
Total distributions	—	(.13)	—	(.04)	—
Net asset value, end of period	$93.90	$70.02	$72.76	$61.40	$46.32

Total Return[b]	34.09%	(3.58%)	18.50%	32.65%	(6.44%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,556	$719	$1,280	$1,043	$667
Ratios to average net assets:
Net investment income (loss)	(0.85%)	(0.91%)	(0.55%)	(1.03%)	(0.41%)
Total expenses	2.38%	2.35%	2.35%	2.37%	2.35%
Portfolio turnover rate	643%	769%	562%	1,436%	1,640%

H-Class	Year Ended March 31, 2017	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]	Year Ended March 31, 2014[c]	Year Ended March 28, 2013[c]
Per Share Data
Net asset value, beginning of period	$74.32	$76.66	$64.40	$48.33	$51.40
Income (loss) from investment operations:
Net investment income (loss)[a]	(.08)	(.30)	.06	(.17)	(.12)
Net gain (loss) on investments (realized and unrealized)	26.09	(1.91)	12.20	16.28	(2.95)
Total from investment operations	26.01	(2.21)	12.26	16.11	(3.07)
Less distributions from:
Net investment income	—	(.13)	—	(.04)	—
Total distributions	—	(.13)	—	(.04)	—
Net asset value, end of period	$100.33	$74.32	$76.66	$64.40	$48.33

Total Return[b]	34.98%	(2.88%)	19.04%	33.34%	(5.97%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,134	$11,257	$6,285	$3,577	$1,288
Ratios to average net assets:
Net investment income (loss)	(0.09%)	(0.40%)	0.09%	(0.29%)	(0.26%)
Total expenses	1.63%	1.74%	1.85%	1.87%	1.85%
Portfolio turnover rate	643%	769%	562%	1,436%	1,640%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]
Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class — See Note 9.

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

ENERGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal, and alternative sources of energy (“Energy Companies”).

For the one-year period ended March 31, 2017, Energy Fund Investor Class returned 18.99%, compared with 14.26% for the S&P 500 Energy Index. The broader S&P 500 Index returned 17.17%.

The oil & gas exploration & production industry was the leading contributor to return, followed by the oil & gas storage & transportation industry. No industry detracted. The coal & consumable fuels industry contributed least, followed by the oil & gas refining & marketing industry.

Williams Companies, Inc., Chevron Corp., and Devon Energy Corp. were among the most significant positive contributors to Fund performance for the period. Holdings detracting the most from performance were Noble Corp. plc, Gulfport Energy Corp., and PBF Energy, Inc. — Class A.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 21, 1998
A-Class	September 1, 2004
C-Class	April 19, 2001
H-Class	May 5, 1998

Ten Largest Holdings (% of Total Net Assets)
Exxon Mobil Corp.	5.7%
Chevron Corp.	4.4%
Schlumberger Ltd.	3.2%
ConocoPhillips	2.5%
EOG Resources, Inc.	2.4%
Kinder Morgan, Inc.	2.2%
Occidental Petroleum Corp.	2.2%
Halliburton Co.	2.0%
Phillips 66	2.0%
Anadarko Petroleum Corp.	1.8%
Top Ten Total	28.4%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 51

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2017

	1 Year	5 Year	10 Year
Investor Class Shares	18.99%	-3.46%	-0.39%
A-Class Shares	18.65%	-3.68%	-0.64%
A-Class Shares with sales charge†	13.02%	-4.62%	-1.12%
C-Class Shares	17.76%	-4.43%	-1.38%
C-Class Shares with CDSC‡	16.76%	-4.43%	-1.38%
H-Class Shares**	18.57%	-3.88%	-0.85%
S&P 500 Energy Index	14.26%	1.72%	3.36%
S&P 500 Index	17.17%	13.30%	7.51%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

52 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2017
ENERGY FUND

	Shares	Value

COMMON STOCKS† - 99.6%

Oil & Gas - 71.1%
Exxon Mobil Corp.	25,132	$2,061,076
Chevron Corp.	14,865	1,596,055
ConocoPhillips	18,341	914,665
EOG Resources, Inc.	8,739	852,488
Occidental Petroleum Corp.	12,342	781,988
Phillips 66	9,053	717,178
Anadarko Petroleum Corp.	10,561	654,782
Pioneer Natural Resources Co.	3,396	632,437
Valero Energy Corp.	9,091	602,642
Marathon Petroleum Corp.	11,389	575,600
Devon Energy Corp.	12,745	531,721
Apache Corp.	9,650	495,914
Concho Resources, Inc.*	3,783	485,510
BP plc ADR	13,743	474,408
Continental Resources, Inc.*	10,279	466,872
Hess Corp.	9,089	438,181
Noble Energy, Inc.[1]	12,755	438,007
Petroleo Brasileiro S.A. ADR*	44,538	431,573
Marathon Oil Corp.	26,124	412,760
Encana Corp.	33,974	397,836
Cabot Oil & Gas Corp. — Class A	16,460	393,559
Equities Corp.	6,177	377,415
Cimarex Energy Co.	3,150	376,394
Transocean Ltd.*,1	29,763	370,550
Royal Dutch Shell plc — Class A ADR	7,020	370,165
Parsley Energy, Inc. — Class A*	10,536	342,525
Diamondback Energy, Inc.*	3,282	340,393
Ensco plc — Class A	37,719	337,585
Tesoro Corp.	4,136	335,264
Newfield Exploration Co.*	8,477	312,886
Range Resources Corp.	10,657	310,119
Helmerich & Payne, Inc.[1]	4,491	298,966
RSP Permian, Inc.*	7,139	295,769
Antero Resources Corp.*	12,962	295,663
Canadian Natural Resources Ltd.	8,686	284,814
Suncor Energy, Inc.	9,131	280,778
Chesapeake Energy Corp.*,1	45,638	271,090
Noble Corporation plc	43,660	270,255
WPX Energy, Inc.*	20,033	268,242
Energen Corp.*	4,862	264,687
Rice Energy, Inc.*	11,161	264,516
Murphy Oil Corp.	8,935	255,452
HollyFrontier Corp.	8,793	249,194
Southwestern Energy Co.*	28,465	232,559
PDC Energy, Inc.*	3,587	223,649
Laredo Petroleum, Inc.*	15,096	220,402
Patterson-UTI Energy, Inc.	8,981	217,969
Oasis Petroleum, Inc.*	15,276	217,836
Nabors Industries Ltd.	16,317	213,263
Western Refining, Inc.	6,077	213,120
Whiting Petroleum Corp.*	22,361	211,535
Extraction Oil & Gas, Inc.*	11,030	204,607
SM Energy Co.	8,170	196,243
Callon Petroleum Co.*	14,620	192,399
QEP Resources, Inc.*	14,994	190,574
Gulfport Energy Corp.*	10,958	188,368
Clayton Williams Energy, Inc.*	1,351	178,440
Matador Resources Co.*	7,433	176,831
Diamond Offshore Drilling, Inc.*,1	10,449	174,603
PBF Energy, Inc. — Class A	7,868	174,434
Rowan Companies plc — Class A*	10,342	161,128
SRC Energy, Inc.*	18,234	153,895
Carrizo Oil & Gas, Inc.*	5,364	153,732
Statoil ASA ADR[1]	8,040	138,127
Delek US Holdings, Inc.	5,450	132,272
Resolute Energy Corp.*,1	2,551	103,060
Atwood Oceanics, Inc.*,1	10,462	99,703
Sanchez Energy Corp.*,1	10,300	98,262
California Resources Corp.*	5,984	89,999
Total Oil & Gas		25,684,984

Oil & Gas Services - 13.9%
Schlumberger Ltd.	14,834	1,158,535
Halliburton Co.	14,663	721,566
Baker Hughes, Inc.	9,526	569,845
National Oilwell Varco, Inc.	11,003	441,110
TechnipFMC plc*	10,344	336,180
Weatherford International plc*	45,067	299,696
RPC, Inc.[1]	12,180	223,016
Oceaneering International, Inc.	6,914	187,231
Core Laboratories N.V.	1,619	187,027
Superior Energy Services, Inc.*	12,122	172,860
Dril-Quip, Inc.*	2,980	162,559
Forum Energy Technologies, Inc.*	7,555	156,389
Oil States International, Inc.*	4,459	147,816
McDermott International, Inc.*	21,577	145,645
Helix Energy Solutions Group, Inc.*	15,972	124,102
Total Oil & Gas Services		5,033,577

Pipelines - 10.4%
Kinder Morgan, Inc.	36,080	784,379
Enbridge, Inc.	13,543	566,639
Williams Companies, Inc.	19,074	564,400
ONEOK, Inc.	7,067	391,794
Targa Resources Corp.	6,540	391,746
Cheniere Energy, Inc.*	8,062	381,091
Plains GP Holdings LP — Class A	10,671	333,575
SemGroup Corp. — Class A	4,870	175,320
TransCanada Corp.	3,698	170,663
Total Pipelines		3,759,607

Coal - 1.1%
CONSOL Energy, Inc.*	13,928	233,712
Arch Coal, Inc. — Class A*	2,120	146,153
Total Coal		379,865

Mining - 1.0%
U.S. Silica Holdings, Inc.	4,621	221,762
Fairmount Santrol Holdings, Inc.*	19,840	145,427
Total Mining		367,189

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
ENERGY FUND

	Shares	Value

Metal Fabricate & Hardware - 0.7%
Tenaris S.A. ADR	7,605	$259,635

Transportation - 0.6%
Golar LNG Ltd.[1]	7,279	203,302

Retail - 0.5%
World Fuel Services Corp.	4,869	176,501

Energy-Alternate Sources - 0.3%
Green Plains, Inc.	4,477	110,806

Total Common Stocks
(Cost $31,254,295)		35,975,466

	Face Amount

REPURCHASE AGREEMENT††,2 - 0.4%
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	$160,429	160,429
Total Repurchase Agreement
(Cost $160,429)		160,429

	Shares

SECURITIES LENDING COLLATERAL†,3 - 4.6%
First American Government Obligations Fund — Class Z, 0.61%[4]	1,670,575	$1,670,575
Total Securities Lending Collateral
(Cost $1,670,575)		1,670,575

Total Investments - 104.6%
(Cost $33,085,299)		$37,806,470
Other Assets & Liabilities, net - (4.6)%		(1,654,272)
Total Net Assets - 100.0%		$36,152,198

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2017 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of March 31, 2017.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$35,975,466	$—	$—	$35,975,466
Repurchase Agreement	—	160,429	—	160,429
Securities Lending Collateral	1,670,575	—	—	1,670,575
Total	$37,646,041	$160,429	$—	$37,806,470

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets:
Investments, at value - including $1,640,242 of securities loaned (cost $32,924,870)	$37,646,041
Repurchase agreements, at value (cost $160,429)	160,429
Total investments (cost $33,085,299)	37,806,470
Cash	10,228
Receivables:
Fund shares sold	669,525
Dividends	30,949
Securities lending income	307
Interest	3
Total assets	38,517,482

Liabilities:
Payable for:
Return of securities loaned	1,670,575
Securities purchased	581,695
Fund shares redeemed	51,707
Management fees	31,209
Transfer agent and administrative fees	9,179
Distribution and service fees	6,747
Portfolio accounting fees	3,672
Miscellaneous	10,500
Total liabilities	2,365,284
Commitments and contingent liabilities (Note 11)	—
Net assets	$36,152,198

Net assets consist of:
Paid in capital	$39,985,648
Undistributed net investment income	216,907
Accumulated net realized loss on investments	(8,771,528)
Net unrealized appreciation on investments	4,721,171
Net assets	$36,152,198

Investor Class:
Net assets	$24,284,062
Capital shares outstanding	308,432
Net asset value per share	$78.73

A-Class:
Net assets	$4,980,299
Capital shares outstanding	67,431
Net asset value per share	$73.86
Maximum offering price per share (Net asset value divided by 95.25%)	$77.54

C-Class:
Net assets	$4,331,460
Capital shares outstanding	65,533
Net asset value per share	$66.10

H-Class:
Net assets	$2,556,377
Capital shares outstanding	35,666
Net asset value per share	$71.68

STATEMENT OF OPERATIONS
Year Ended March 31, 2017

Investment Income:
Dividends (net of foreign withholding tax of $12,621)	$1,112,951
Income from securities lending, net	4,125
Interest	864
Total investment income	1,117,940

Expenses:
Management fees	505,306
Transfer agent and administrative fees	148,620
Distribution and service fees:
A-Class	19,436
C-Class	49,775
H-Class	13,520
Portfolio accounting fees	59,447
Custodian fees	8,806
Trustees’ fees*	5,248
Line of credit fees	245
Miscellaneous	90,630
Total expenses	901,033
Net investment income	216,907

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	16,836,670
Net realized gain	16,836,670
Net change in unrealized appreciation (depreciation) on:
Investments	(7,539,822)
Net change in unrealized appreciation (depreciation)	(7,539,822)
Net realized and unrealized gain	9,296,848
Net increase in net assets resulting from operations	$9,513,755

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

ENERGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$216,907	$476,798
Net realized gain (loss) on investments	16,836,670	(15,081,328)
Net change in unrealized appreciation (depreciation) on investments	(7,539,822)	(4,158,406)
Net increase (decrease) in net assets resulting from operations	9,513,755	(18,762,936)

Distributions to shareholders from:
Net investment income
Investor Class	(351,546)	(242,198)
A-Class	(49,747)	(32,840)
C-Class	(41,247)	(41,958)
H-Class	(34,258)	(17,380)*
Net realized gains
Investor Class	—	(267,745)
A-Class	—	(36,304)
C-Class	—	(46,384)
H-Class	—	(19,214)*
Total distributions to shareholders	(476,798)	(704,023)

Capital share transactions:
Proceeds from sale of shares
Investor Class	493,753,144	150,597,823
A-Class	16,971,738	36,665,768
C-Class	3,666,194	10,483,191
H-Class	171,920,788	121,269,635 *
Distributions reinvested
Investor Class	348,105	504,502
A-Class	48,237	63,735
C-Class	40,264	86,557
H-Class	34,251	36,578 *
Cost of shares redeemed
Investor Class	(498,261,928)	(144,378,187)
A-Class	(19,236,171)	(32,806,713)
C-Class	(4,323,277)	(11,203,791)
H-Class	(173,329,752)	(122,368,423)*
Net increase (decrease) from capital share transactions	(8,368,407)	8,950,675
Net increase (decrease) in net assets	668,550	(10,516,284)

Net assets:
Beginning of year	35,483,648	45,999,932
End of year	$36,152,198	$35,483,648
Undistributed net investment income at end of year	$216,907	$476,798

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended March 31, 2017	Year Ended March 31, 2016
Capital share activity:**
Shares sold
Investor Class	6,399,342	1,809,980
A-Class	236,733	486,100
C-Class	56,272	151,465
H-Class	2,421,978	1,772,212	*
Shares issued from reinvestment of distributions
Investor Class	4,391	6,687
A-Class	648	898
C-Class	603	1,348
H-Class	474	530	*
Shares redeemed
Investor Class	(6,428,844)	(1,785,596)
A-Class	(270,062)	(440,104)
C-Class	(65,587)	(163,063)
H-Class	(2,432,686)	(1,802,431	)*
Net increase (decrease) in shares	(76,738)	38,026

*	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.
**	Capital share activity for the periods presented through March 31, 2017, has been restated to reflect a 1:4 reverse share split effective November 7, 2016 — See Note 10.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

ENERGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]	Year Ended March 31, 2014[c]	Year Ended March 28, 2013[c]
Per Share Data
Net asset value, beginning of period	$66.61	$92.98	$118.79	$104.48	$98.30
Income (loss) from investment operations:
Net investment income (loss)[a]	.40	1.12	.84	.60	.48
Net gain (loss) on investments (realized and unrealized)	12.24	(26.37)	(26.21)	13.71	7.58
Total from investment operations	12.64	(25.25)	(25.37)	14.31	8.06
Less distributions from:
Net investment income	(.52)	(.52)	(.44)	—	(.28)
Net realized gains	—	(.60)	—	—	—
Return of capital	—	—	—	—	(1.60)
Total distributions	(.52)	(1.12)	(.44)	—	(1.88)
Net asset value, end of period	$78.73	$66.61	$92.98	$118.79	$104.48

Total Return[b]	18.99%	(27.30%)	(21.42%)	13.71%	8.50%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,284	$22,216	$28,123	$35,546	$49,160
Ratios to average net assets:
Net investment income (loss)	0.52%	1.38%	0.72%	0.55%	0.52%
Total expenses	1.37%	1.35%	1.35%	1.37%	1.35%
Portfolio turnover rate	996%	595%	463%	231%	248%

A-Class	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]	Year Ended March 31, 2014[c]	Year Ended March 28, 2013[c]
Per Share Data
Net asset value, beginning of period	$62.67	$87.76	$112.30	$99.06	$93.54
Income (loss) from investment operations:
Net investment income (loss)[a]	.23	.76	.48	.32	.32
Net gain (loss) on investments (realized and unrealized)	11.48	(24.73)	(24.58)	12.92	7.08
Total from investment operations	11.71	(23.97)	(24.10)	13.24	7.40
Less distributions from:
Net investment income	(.52)	(.52)	(.44)	—	(.28)
Net realized gains	—	(.60)	—	—	—
Return of capital	—	—	—	—	(1.60)
Total distributions	(.52)	(1.12)	(.44)	—	(1.88)
Net asset value, end of period	$73.86	$62.67	$87.76	$112.30	$99.06

Total Return[b]	18.65%	(27.46%)	(21.49%)	13.37%	8.20%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,980	$6,274	$4,671	$6,624	$5,586
Ratios to average net assets:
Net investment income (loss)	0.31%	1.02%	0.43%	0.30%	0.38%
Total expenses	1.62%	1.60%	1.60%	1.62%	1.60%
Portfolio turnover rate	996%	595%	463%	231%	248%

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]	Year Ended March 31, 2014[c]	Year Ended March 28, 2013[c]
Per Share Data
Net asset value, beginning of period	$56.55	$79.93	$103.21	$91.72	$87.40
Income (loss) from investment operations:
Net investment income (loss)[a]	(.29)	.08	(.20)	(.48)	(.36)
Net gain (loss) on investments (realized and unrealized)	10.36	(22.34)	(22.64)	11.97	6.56
Total from investment operations	10.07	(22.26)	(22.84)	11.49	6.20
Less distributions from:
Net investment income	(.52)	(.52)	(.44)	—	(.28)
Net realized gains	—	(.60)	—	—	—
Return of capital	—	—	—	—	(1.60)
Total distributions	(.52)	(1.12)	(.44)	—	(1.88)
Net asset value, end of period	$66.10	$56.55	$79.93	$103.21	$91.72

Total Return[b]	17.76%	(28.01%)	(22.18%)	12.52%	7.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,331	$4,198	$6,754	$8,357	$9,693
Ratios to average net assets:
Net investment income (loss)	(0.45%)	0.15%	(0.20%)	(0.52%)	(0.45%)
Total expenses	2.37%	2.35%	2.35%	2.37%	2.35%
Portfolio turnover rate	996%	595%	463%	231%	248%

H-Class	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c,d]	Year Ended March 31, 2015[c,d]	Year Ended March 31, 2014[c,d]	Year Ended March 28, 2013[c,d]
Per Share Data
Net asset value, beginning of period	$60.90	$85.36	$109.61	$96.92	$91.78
Income (loss) from investment operations:
Net investment income (loss)[a]	.02	.40	.28	(.08)	.04
Net gain (loss) on investments (realized and unrealized)	11.28	(23.74)	(24.09)	12.77	6.98
Total from investment operations	11.30	(23.34)	(23.81)	12.69	7.02
Less distributions from:
Net investment income	(.52)	(.52)	(.44)	—	(.28)
Net realized gains	—	(.60)	—	—	—
Return of capital	—	—	—	—	(1.60)
Total distributions	(.52)	(1.12)	(.44)	—	(1.88)
Net asset value, end of period	$71.68	$60.90	$85.36	$109.61	$96.92

Total Return[b]	18.57%	(27.53%)	(21.76%)	13.08%	7.92%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,556	$2,795	$6,452	$4,764	$5,272
Ratios to average net assets:
Net investment income (loss)	0.03%	0.55%	0.27%	(0.09%)	0.06%
Total expenses	1.63%	1.70%	1.85%	1.87%	1.85%
Portfolio turnover rate	996%	595%	463%	231%	248%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Reverse share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect a 1:4 reverse share split effective November 7, 2016 — See Note 10.
[d]
Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

ENERGY SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production (“Energy Services Companies”).

For the one-year period ended March 31, 2017, Energy Services Fund Investor Class returned 14.38%, compared with the S&P 500 Energy Index, which returned 14.26%. The broader S&P 500 Index returned 17.17%.

The Fund is composed of two industries and both contributed to return for the period. The oil & gas equipment & services industry contributed the most to return, followed by the oil & gas drilling industry.

Halliburton Co., Baker Hughes, Inc., and U.S. Silica Holdings, Inc. were the Fund’s best-performing holdings for the period. The Fund’s worst-performing holdings included Noble Corp. plc, Seadrill Ltd., and Weatherford International plc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001
H-Class	April 2, 1998

Ten Largest Holdings (% of Total Net Assets)
Schlumberger Ltd.	14.9%
Halliburton Co.	9.3%
Baker Hughes, Inc.	7.3%
National Oilwell Varco, Inc.	5.7%
Transocean Ltd.	4.4%
TechnipFMC plc	3.9%
Helmerich & Payne, Inc.	3.9%
Weatherford International plc	3.4%
Ensco plc — Class A	3.1%
RPC, Inc.	2.9%
Top Ten Total	58.8%

“Ten Largest Holdings” excludes any temporary cash investments.

60 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2017

	1 Year	5 Year	10 Year
Investor Class Shares	14.38%	-8.38%	-3.62%
A-Class Shares	14.09%	-8.60%	-3.85%
A-Class Shares with sales charge†	8.67%	-9.49%	-4.32%
C-Class Shares	13.22%	-9.29%	-4.58%
C-Class Shares with CDSC‡	12.22%	-9.29%	-4.58%
H-Class Shares**	14.02%	-8.79%	-4.07%
S&P 500 Energy Index	14.26%	1.72%	3.36%
S&P 500 Index	17.17%	13.30%	7.51%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS	March 31, 2017
ENERGY SERVICES FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Oil & Gas Services - 64.5%
Schlumberger Ltd.	39,232	$3,064,019
Halliburton Co.	38,783	1,908,511
Baker Hughes, Inc.	25,133	1,503,456
National Oilwell Varco, Inc.	29,048	1,164,535
TechnipFMC plc*	24,705	802,913
Weatherford International plc*	104,866	697,359
RPC, Inc.[1]	32,153	588,721
Oceaneering International, Inc.	18,245	494,075
Superior Energy Services, Inc.*	31,983	456,078
Dril-Quip, Inc.*	7,840	427,672
Forum Energy Technologies, Inc.*	20,302	420,251
Oil States International, Inc.*	11,802	391,236
McDermott International, Inc.*	56,971	384,554
Core Laboratories N.V.	3,256	376,133
Helix Energy Solutions Group, Inc.*	42,228	328,112
Bristow Group, Inc.	14,928	227,055
Total Oil & Gas Services		13,234,680

Oil & Gas - 27.0%
Transocean Ltd.*	72,515	902,812
Helmerich & Payne, Inc.	11,889	791,451
Ensco plc — Class A	70,687	632,649
Patterson-UTI Energy, Inc.	23,717	575,612
Noble Corporation plc	92,801	574,438
Nabors Industries Ltd.	43,148	563,944
Diamond Offshore Drilling, Inc.*,1	27,488	459,324
Rowan Companies plc — Class A*	27,304	425,396
Unit Corp.*	14,030	338,965
Atwood Oceanics, Inc.*	27,623	263,247
Total Oil & Gas		5,527,838

Mining - 4.7%
U.S. Silica Holdings, Inc.	12,243	587,541
Fairmount Santrol Holdings, Inc.*	52,375	383,909
Total Mining		971,450

Metal Fabricate & Hardware - 2.9%
Tenaris S.A. ADR	17,129	584,784

Transportation - 0.4%
Hornbeck Offshore Services, Inc.*,1	18,567	82,252

Total Common Stocks
(Cost $18,737,045)		20,401,004

	Face Amount

REPURCHASE AGREEMENT††,2 - 0.5%
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	$97,972	97,972
Total Repurchase Agreement
(Cost $97,972)		97,972

	Shares

SECURITIES LENDING COLLATERAL†,3 - 2.6%
First American Government Obligations Fund — Class Z, 0.61%[4]	527,989	527,989
Total Securities Lending Collateral
(Cost $527,989)		527,989

Total Investments - 102.6%
(Cost $19,363,006)		$21,026,965
Other Assets & Liabilities, net - (2.6)%		(523,322)
Total Net Assets - 100.0%		$20,503,643

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2017 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of March 31, 2017.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

62 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
ENERGY SERVICES FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$20,401,004	$—	$—	$20,401,004
Repurchase Agreement	—	97,972	—	97,972
Securities Lending Collateral	527,989	—	—	527,989
Total	$20,928,993	$97,972	$—	$21,026,965

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

ENERGY SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets:
Investments, at value - including $528,142 of securities loaned (cost $19,265,034)	$20,928,993
Repurchase agreements, at value (cost $97,972)	97,972
Total investments (cost $19,363,006)	21,026,965
Receivables:
Securities sold	704,705
Dividends	38,397
Fund shares sold	5,033
Securities lending income	366
Total assets	21,775,466

Liabilities:
Payable for:
Fund shares redeemed	697,520
Return of securities loaned	527,989
Management fees	17,308
Transfer agent and administrative fees	5,091
Distribution and service fees	4,327
Portfolio accounting fees	2,036
Miscellaneous	17,552
Total liabilities	1,271,823
Commitments and contingent liabilities (Note 11)	—
Net assets	$20,503,643

Net assets consist of:
Paid in capital	$38,294,726
Accumulated net investment loss	(19,392)
Accumulated net realized loss on investments	(19,435,650)
Net unrealized appreciation on investments	1,663,959
Net assets	$20,503,643

Investor Class:
Net assets	$11,756,743
Capital shares outstanding	364,675
Net asset value per share	$32.24

A-Class:
Net assets	$1,295,404
Capital shares outstanding	42,624
Net asset value per share	$30.39
Maximum offering price per share (Net asset value divided by 95.25%)	$31.91

C-Class:
Net assets	$3,258,017
Capital shares outstanding	118,717
Net asset value per share	$27.44

H-Class:
Net assets	$4,193,479
Capital shares outstanding	142,277
Net asset value per share	$29.47

STATEMENT OF OPERATIONS
Year Ended March 31, 2017

Investment Income:
Dividends (net of foreign withholding tax of $2,767)	$345,968
Income from securities lending, net	5,215
Interest	371
Total investment income	351,554

Expenses:
Management fees	222,679
Transfer agent and administrative fees	65,494
Distribution and service fees:
A-Class	4,771
C-Class	28,759
H-Class	14,991
Portfolio accounting fees	26,197
Custodian fees	3,973
Trustees’ fees*	1,936
Line of credit fees	296
Miscellaneous	40,293
Total expenses	409,389
Net investment loss	(57,835)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,496,264
Net realized gain	2,496,264
Net change in unrealized appreciation (depreciation) on:
Investments	(5,748,250)
Net change in unrealized appreciation (depreciation)	(5,748,250)
Net realized and unrealized loss	(3,251,986)
Net decrease in net assets resulting from operations	$(3,309,821)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(57,835)	$125,275
Net realized gain (loss) on investments	2,496,264	(4,376,432)
Net change in unrealized appreciation (depreciation) on investments	(5,748,250)	(3,821,798)
Net decrease in net assets resulting from operations	(3,309,821)	(8,072,955)

Distributions to shareholders from:
Net investment income
Investor Class	(72,838)	(130,036)
A-Class	(10,527)	(22,719)
C-Class	(24,559)	(36,447)
H-Class	(17,351)	(42,281)*
Total distributions to shareholders	(125,275)	(231,483)

Capital share transactions:
Proceeds from sale of shares
Investor Class	263,468,153	88,241,476
A-Class	8,139,379	22,986,249
C-Class	2,698,788	7,557,655
H-Class	250,508,623	206,028,733 *
Distributions reinvested
Investor Class	70,070	126,359
A-Class	10,195	22,184
C-Class	24,152	36,117
H-Class	17,345	42,273 *
Cost of shares redeemed
Investor Class	(260,388,533)	(90,245,009)
A-Class	(9,647,003)	(22,683,979)
C-Class	(2,189,013)	(7,871,938)
H-Class	(245,387,042)	(204,714,157)*
Net increase (decrease) from capital share transactions	7,325,114	(474,037)
Net increase (decrease) in net assets	3,890,018	(8,778,475)

Net assets:
Beginning of year	16,613,625	25,392,100
End of year	$20,503,643	$16,613,625
Accumulated net investment loss/Undistributed net investment income at end of year	$(19,392)	$125,275

Capital share activity:
Shares sold
Investor Class	8,714,449	2,540,657
A-Class	268,911	622,276
C-Class	95,397	251,887
H-Class	8,533,238	6,776,423 *
Shares issued from reinvestment of distributions
Investor Class	2,229	3,947
A-Class	344	733
C-Class	899	1,305
H-Class	603	1,438 *
Shares redeemed
Investor Class	(8,687,119)	(2,619,654)
A-Class	(332,719)	(611,902)
C-Class	(81,589)	(262,624)
H-Class	(8,456,785)	(6,762,627)*
Net increase (decrease) in shares	57,858	(58,141)

*	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

ENERGY SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$28.41	$39.36	$62.43	$54.43	$50.87
Income (loss) from investment operations:
Net investment income (loss)[a]	.01	.29	.48	.02	(.05)
Net gain (loss) on investments (realized and unrealized)	4.07	(10.90)	(23.55)	7.98	3.61
Total from investment operations	4.08	(10.61)	(23.07)	8.00	3.56
Less distributions from:
Net investment income	(.25)	(.34)	—	—	—
Total distributions	(.25)	(.34)	—	—	—
Net asset value, end of period	$32.24	$28.41	$39.36	$62.43	$54.43

Total Return[b]	14.38%	(27.05%)	(36.95%)	14.70%	7.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,757	$9,521	$16,144	$33,244	$26,097
Ratios to average net assets:
Net investment income (loss)	0.03%	0.83%	0.86%	0.03%	(0.10%)
Total expenses	1.38%	1.35%	1.36%	1.37%	1.35%
Portfolio turnover rate	1,830%	1,241%	494%	350%	275%

A-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$26.86	$37.32	$59.34	$51.86	$48.59
Income (loss) from investment operations:
Net investment income (loss)[a]	(.14)	.24	.25	(.13)	(.17)
Net gain (loss) on investments (realized and unrealized)	3.92	(10.36)	(22.27)	7.61	3.44
Total from investment operations	3.78	(10.12)	(22.02)	7.48	3.27
Less distributions from:
Net investment income	(.25)	(.34)	—	—	—
Total distributions	(.25)	(.34)	—	—	—
Net asset value, end of period	$30.39	$26.86	$37.32	$59.34	$51.86

Total Return[b]	14.09%	(27.22%)	(37.11%)	14.42%	6.73%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,295	$2,849	$3,545	$7,557	$5,535
Ratios to average net assets:
Net investment income (loss)	(0.47%)	0.73%	0.47%	(0.23%)	(0.37%)
Total expenses	1.62%	1.59%	1.60%	1.62%	1.60%
Portfolio turnover rate	1,830%	1,241%	494%	350%	275%

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$24.46	$34.28	$54.92	$48.37	$45.66
Income (loss) from investment operations:
Net investment income (loss)[a]	(.33)	(.05)	(.12)	(.50)	(.49)
Net gain (loss) on investments (realized and unrealized)	3.56	(9.43)	(20.52)	7.05	3.20
Total from investment operations	3.23	(9.48)	(20.64)	6.55	2.71
Less distributions from:
Net investment income	(.25)	(.34)	—	—	—
Total distributions	(.25)	(.34)	—	—	—
Net asset value, end of period	$27.44	$24.46	$34.28	$54.92	$48.37

Total Return[b]	13.22%	(27.76%)	(37.58%)	13.54%	5.94%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,258	$2,544	$3,889	$8,616	$8,654
Ratios to average net assets:
Net investment income (loss)	(1.23%)	(0.16%)	(0.24%)	(0.97%)	(1.11%)
Total expenses	2.37%	2.35%	2.36%	2.37%	2.35%
Portfolio turnover rate	1,830%	1,241%	494%	350%	275%

H-Class	Year Ended March 31, 2017	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]	Year Ended March 31, 2014[c]	Year Ended March 28, 2013[c]
Per Share Data
Net asset value, beginning of period	$26.07	$36.29	$57.89	$50.72	$47.64
Income (loss) from investment operations:
Net investment income (loss)[a]	(.08)	.05	.07	(.27)	(.25)
Net gain (loss) on investments (realized and unrealized)	3.73	(9.93)	(21.67)	7.44	3.33
Total from investment operations	3.65	(9.88)	(21.60)	7.17	3.08
Less distributions from:
Net investment income	(.25)	(.34)	—	—	—
Total distributions	(.25)	(.34)	—	—	—
Net asset value, end of period	$29.47	$26.07	$36.29	$57.89	$50.72

Total Return[b]	14.02%	(27.31%)	(37.33%)	14.14%	6.47%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,193	$1,700	$1,814	$4,933	$9,685
Ratios to average net assets:
Net investment income (loss)	(0.29%)	0.15%	0.13%	(0.50%)	(0.54%)
Total expenses	1.62%	1.67%	1.86%	1.87%	1.85%
Portfolio turnover rate	1,830%	1,241%	494%	350%	275%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]
Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 67

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

FINANCIAL SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies involved in the financial services sector (“Financial Services Companies”).

For the one-year period ended March 31, 2017, Financial Services Fund Investor Class returned 21.72%, while the S&P 500 Financials Index returned 32.61% over the same period. The broader S&P 500 Index returned 17.17%.

The banks industry was the largest contributor to return, followed by the insurance industry. The real estate management & development industry was the only detractor from return. The construction & engineering industry contributed least.

Bank of America Corp., JPMorgan Chase & Co., and Morgan Stanley were the best-performing holdings in the Fund for the period. The worst-performing holdings for the period were Public Storage, Simon Property Group, Inc., and GGP, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 2, 1998
A-Class	September 1, 2004
C-Class	April 19, 2001
H-Class	April 6, 1998

Ten Largest Holdings (% of Total Net Assets)
Berkshire Hathaway, Inc. — Class B	2.4%
JPMorgan Chase & Co.	2.1%
Wells Fargo & Co.	1.9%
Bank of America Corp.	1.8%
Citigroup, Inc.	1.5%
Goldman Sachs Group, Inc.	1.1%
U.S. Bancorp	1.1%
Morgan Stanley	1.0%
American Express Co.	1.0%
American International Group, Inc.	0.9%
Top Ten Total	14.8%

“Ten Largest Holdings” excludes any temporary cash investments.

68 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2017

	1 Year	5 Year	10 Year
Investor Class Shares	21.72%	11.34%	0.18%
A-Class Shares	21.42%	11.07%	-0.06%
A-Class Shares with sales charge†	15.65%	9.99%	-0.54%
C-Class Shares	20.51%	10.25%	-0.79%
C-Class Shares with CDSC‡	19.51%	10.25%	-0.79%
H-Class Shares**	21.43%	10.89%	-0.29%
S&P 500 Financials Index	32.61%	15.38%	0.18%
S&P 500 Index	17.17%	13.30%	7.51%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS	March 31, 2017
FINANCIAL SERVICES FUND

	Shares	Value

COMMON STOCKS† - 99.1%

REITs - 31.1%
Simon Property Group, Inc.	3,265	$561,677
American Tower Corp. — Class A	4,492	545,959
Public Storage	2,096	458,836
Equinix, Inc.	1,135	454,420
Crown Castle International Corp.	4,678	441,837
Prologis, Inc.	7,626	395,637
Welltower, Inc.	5,498	389,368
Weyerhaeuser Co.	11,113	377,620
Ventas, Inc.	5,710	371,378
AvalonBay Communities, Inc.[1]	1,979	363,344
Equity Residential	5,623	349,863
GGP, Inc.	14,504	336,203
Boston Properties, Inc.	2,500	331,026
Digital Realty Trust, Inc.	2,998	318,957
Vornado Realty Trust	3,122	313,168
Realty Income Corp.	4,996	297,412
HCP, Inc.	9,297	290,810
SBA Communications Corp.*	2,400	288,888
Host Hotels & Resorts, Inc.	14,992	279,750
Essex Property Trust, Inc.	1,204	278,762
Mid-America Apartment Communities, Inc.	2,475	251,807
Annaly Capital Management, Inc.	22,632	251,441
Regency Centers Corp.	3,749	248,896
SL Green Realty Corp.	2,321	247,465
Federal Realty Investment Trust	1,822	243,237
Alexandria Real Estate Equities, Inc.	2,120	234,302
UDR, Inc.	6,423	232,898
Iron Mountain, Inc.	6,508	232,140
Duke Realty Corp.	8,756	230,020
Macerich Co.	3,542	228,105
Extra Space Storage, Inc.	3,033	225,625
Kimco Realty Corp.	10,111	223,352
VEREIT, Inc.	25,354	215,255
Gaming and Leisure Properties, Inc.	6,029	201,489
Colony NorthStar, Inc. — Class A	15,500	200,105
Camden Property Trust	2,486	200,024
Invitation Homes, Inc.*	9,000	196,470
Kilroy Realty Corp.	2,719	195,986
Apartment Investment & Management Co. — Class A	4,407	195,450
Lamar Advertising Co. — Class A	2,614	195,370
Omega Healthcare Investors, Inc.	5,841	192,695
AGNC Investment Corp.	9,629	191,521
Equity LifeStyle Properties, Inc.	2,459	189,491
Brixmor Property Group, Inc.	8,800	188,848
American Campus Communities, Inc.	3,923	186,696
National Retail Properties, Inc.	4,277	186,563
Douglas Emmett, Inc.	4,731	181,670
Starwood Property Trust, Inc.	7,952	179,556
Liberty Property Trust	4,643	178,988
Forest City Realty Trust, Inc. — Class A	8,171	177,964
American Homes 4 Rent — Class A	7,626	175,093
Hudson Pacific Properties, Inc.	5,035	174,412
Park Hotels & Resorts, Inc.	6,700	171,988
Hospitality Properties Trust	5,450	171,838
New Residential Investment Corp.	9,938	168,747
Highwoods Properties, Inc.	3,412	167,632
EPR Properties	2,246	165,373
Senior Housing Properties Trust	8,145	164,936
Spirit Realty Capital, Inc.	16,138	163,478
CubeSmart	6,206	161,108
DuPont Fabros Technology, Inc.	3,219	159,630
CoreSite Realty Corp.	1,760	158,488
CyrusOne, Inc.	3,071	158,064
DCT Industrial Trust, Inc.	3,271	157,401
DDR Corp.	12,401	155,385
Medical Properties Trust, Inc.	11,911	153,533
Weingarten Realty Investors	4,597	153,494
Uniti Group, Inc.	5,862	151,533
Taubman Centers, Inc.	2,293	151,384
Healthcare Realty Trust, Inc.	4,591	149,208
STORE Capital Corp.	6,196	147,960
Life Storage, Inc.	1,779	146,091
Equity Commonwealth*	4,660	145,485
Gramercy Property Trust	5,418	142,493
CoreCivic, Inc.	4,464	140,259
Cousins Properties, Inc.	16,697	138,084
Sunstone Hotel Investors, Inc.	8,947	137,158
LaSalle Hotel Properties	4,588	132,823
Corporate Office Properties Trust	4,011	132,764
Education Realty Trust, Inc.	3,206	130,965
RLJ Lodging Trust	5,390	126,719
Brandywine Realty Trust	7,770	126,107
Retail Opportunity Investments Corp.	5,412	113,814
DiamondRock Hospitality Co.	9,898	110,363
Pebblebrook Hotel Trust[1]	3,731	108,983
Washington Prime Group, Inc.	10,923	94,921
Government Properties Income Trust	4,410	92,301
Total REITs		19,148,359

Banks - 29.9%
JPMorgan Chase & Co.	14,698	1,291,073
Wells Fargo & Co.	21,499	1,196,635
Bank of America Corp.	46,727	1,102,291
Citigroup, Inc.	15,770	943,361
Goldman Sachs Group, Inc.	3,045	699,497
U.S. Bancorp	13,013	670,170
Morgan Stanley	14,790	633,604
PNC Financial Services Group, Inc.	4,615	554,908
Bank of New York Mellon Corp.	10,893	514,476
Capital One Financial Corp.	5,420	469,697
BB&T Corp.	9,666	432,070
State Street Corp.	5,061	402,906
SunTrust Banks, Inc.	6,817	376,980
M&T Bank Corp.	2,340	362,069
Banco Bradesco S.A. ADR	32,860	336,486
Toronto-Dominion Bank	6,607	330,945
HSBC Holdings plc ADR	8,033	327,907
Credicorp Ltd.	1,999	326,437
ICICI Bank Ltd. ADR	37,853	325,536
Northern Trust Corp.	3,733	323,203

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
FINANCIAL SERVICES FUND

	Shares	Value

Fifth Third Bancorp	12,455	$316,357
KeyCorp	17,790	316,306
Regions Financial Corp.	21,011	305,290
Credit Suisse Group AG ADR	20,391	302,602
Deutsche Bank AG*,[1]	17,477	299,905
Citizens Financial Group, Inc.	8,625	297,994
First Republic Bank	3,017	283,026
Huntington Bancshares, Inc.	20,793	278,418
Comerica, Inc.[1]	3,630	248,945
SVB Financial Group*	1,249	232,426
Signature Bank*	1,423	211,159
Zions Bancorporation	5,026	211,092
East West Bancorp, Inc.	3,809	196,582
Bank of the Ozarks, Inc.	3,543	184,271
PacWest Bancorp	3,382	180,125
Cullen/Frost Bankers, Inc.[1]	1,979	176,071
Commerce Bancshares, Inc.	3,120	175,219
Synovus Financial Corp.	4,006	164,326
PrivateBancorp, Inc. — Class A	2,708	160,774
Prosperity Bancshares, Inc.	2,304	160,612
Texas Capital Bancshares, Inc.*	1,859	155,134
Webster Financial Corp.	3,084	154,323
First Horizon National Corp.	8,171	151,164
UMB Financial Corp.	1,917	144,369
Umpqua Holdings Corp.	8,080	143,339
IBERIABANK Corp.	1,800	142,380
Hancock Holding Co.	3,100	141,205
Home BancShares, Inc.	5,210	141,035
Wintrust Financial Corp.	2,000	138,240
Chemical Financial Corp.	2,700	138,105
MB Financial, Inc.	3,200	137,024
United Bankshares, Inc.[1]	3,200	135,200
Pinnacle Financial Partners, Inc.	2,000	132,900
Fulton Financial Corp.	7,138	127,413
Cathay General Bancorp	3,300	124,344
Total Banks		18,427,926

Insurance - 19.6%
Berkshire Hathaway, Inc. — Class B*	8,877	1,479,618
American International Group, Inc.	9,334	582,721
MetLife, Inc.	10,516	555,454
Prudential Financial, Inc.	4,617	492,541
Marsh & McLennan Companies, Inc.	6,128	452,799
Travelers Cos., Inc.	3,531	425,627
Chubb Ltd.[1]	3,015	410,794
Willis Towers Watson plc	3,133	410,078
Allstate Corp.	4,961	404,272
Aflac, Inc.	5,516	399,469
Aon plc	3,041	360,936
Progressive Corp.	8,918	349,407
Arch Capital Group Ltd.*	3,581	339,371
Everest Re Group Ltd.	1,439	336,453
XL Group Ltd.	8,317	331,515
Hartford Financial Services Group, Inc.	6,818	327,741
Principal Financial Group, Inc.	4,962	313,152
Markel Corp.*	305	297,637
Loews Corp.	6,240	291,845
Lincoln National Corp.	4,223	276,395
Cincinnati Financial Corp.	3,537	255,619
Unum Group	5,112	239,702
Arthur J Gallagher & Co.	4,180	236,337
Torchmark Corp.	2,866	220,797
American Financial Group, Inc.	2,306	220,039
WR Berkley Corp.	3,032	214,150
Reinsurance Group of America, Inc. — Class A	1,680	213,326
Voya Financial, Inc.	5,007	190,066
Brown & Brown, Inc.	4,222	176,142
Old Republic International Corp.	8,422	172,483
Assurant, Inc.	1,772	169,527
First American Financial Corp.	4,010	157,513
Primerica, Inc.	1,820	149,604
Radian Group, Inc.	7,934	142,494
MGIC Investment Corp.*	13,150	133,210
AmTrust Financial Services, Inc.	6,623	122,261
Selective Insurance Group, Inc.	2,550	120,233
Genworth Financial, Inc. — Class A*	25,872	106,593
Total Insurance		12,077,921

Diversified Financial Services - 13.3%
American Express Co.	7,895	624,574
BlackRock, Inc. — Class A	1,506	577,566
Charles Schwab Corp.	12,888	525,959
CME Group, Inc. — Class A	3,907	464,152
Intercontinental Exchange, Inc.	7,198	430,944
Synchrony Financial	11,158	382,719
Discover Financial Services	5,429	371,289
Franklin Resources, Inc.	8,379	353,091
TD Ameritrade Holding Corp.	8,416	327,046
Ameriprise Financial, Inc.	2,505	324,848
T. Rowe Price Group, Inc.	4,352	296,589
CIT Group, Inc.	6,445	276,684
Invesco Ltd.	8,273	253,402
Nasdaq, Inc.	3,549	246,478
Raymond James Financial, Inc.	3,213	245,023
Affiliated Managers Group, Inc.	1,399	229,352
CBOE Holdings, Inc.	2,809	227,726
E*TRADE Financial Corp.*	6,468	225,669
Ally Financial, Inc.	10,963	222,878
SEI Investments Co.	4,132	208,418
SLM Corp.*	13,719	166,000
Eaton Vance Corp.	3,654	164,284
Credit Acceptance Corp.*,1	800	159,528
Navient Corp.	10,484	154,744
Legg Mason, Inc.	3,847	138,915
LPL Financial Holdings, Inc.	3,440	137,015
BGC Partners, Inc. — Class A	11,584	131,594
Federated Investors, Inc. — Class B	4,589	120,874
LendingClub Corp.*	19,747	108,411
WisdomTree Investments, Inc.[1]	8,870	80,540
Total Diversified Financial Services		8,176,312

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
FINANCIAL SERVICES FUND

	Shares	Value

Commercial Services - 1.7%
S&P Global, Inc.	3,317	$433,664
Moody’s Corp.	3,007	336,904
MarketAxess Holdings, Inc.	1,050	196,865
LendingTree, Inc.*	774	97,021
Total Commercial Services		1,064,454

Savings & Loans - 1.2%
New York Community Bancorp, Inc.	13,645	190,622
People’s United Financial, Inc.	9,597	174,665
Investors Bancorp, Inc.	10,846	155,965
Washington Federal, Inc.	3,823	126,541
BofI Holding, Inc.*,1	3,405	88,973
Total Savings & Loans		736,766

Real Estate - 0.9%
CBRE Group, Inc. — Class A*	7,104	247,148
Jones Lang LaSalle, Inc.	1,443	160,822
Realogy Holdings Corp.	5,258	156,636
Total Real Estate		564,606

Holding Companies-Diversified - 0.4%
Leucadia National Corp.	8,718	226,668

Software - 0.4%
MSCI, Inc. — Class A	2,250	218,678

Investment Companies - 0.3%
Ares Capital Corp.	11,759	204,371

Media - 0.3%
FactSet Research Systems, Inc.[1]	1,187	195,748

Total Common Stocks
(Cost $48,489,809)		61,041,809

PREFERRED STOCKS† - 0.6%
Banks - 0.6%
Itau Unibanco Holding S.A. ADR	28,658	345,902
Total Preferred Stocks
(Cost $236,400)		345,902

	Face Amount

REPURCHASE AGREEMENT††,2 - 0.5%
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	$316,082	316,082
Total Repurchase Agreement
(Cost $316,082)		316,082

	Shares

SECURITIES LENDING COLLATERAL†,3 - 2.3%
First American Government Obligations Fund — Class Z, 0.61%[4]	1,412,093	1,412,093
Total Securities Lending Collateral
(Cost $1,412,093)		1,412,093

Total Investments - 102.5%
(Cost $50,454,384)		$63,115,886
Other Assets & Liabilities, net - (2.5)%		(1,540,309)
Total Net Assets - 100.0%		$61,575,577

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2017 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of March 31, 2017.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

72 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
FINANCIAL SERVICES FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$61,041,809	$—	$—	$61,041,809
Preferred Stocks	345,902	—	—	345,902
Repurchase Agreement	—	316,082	—	316,082
Securities Lending Collateral	1,412,093	—	—	1,412,093
Total	$62,799,804	$316,082	$—	$63,115,886

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

FINANCIAL SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets:
Investments, at value - including $1,376,210 of securities loaned (cost $50,138,302)	$62,799,804
Repurchase agreements, at value (cost $316,082)	316,082
Total investments (cost $50,454,384)	63,115,886
Receivables:
Securities sold	6,560,571
Dividends	152,762
Fund shares sold	87,361
Foreign taxes reclaim	120
Securities lending income	653
Interest	6
Total assets	69,917,359

Liabilities:
Payable for:
Fund shares redeemed	6,811,301
Return of securities loaned	1,412,093
Management fees	56,406
Transfer agent and administrative fees	16,590
Distribution and service fees	7,214
Portfolio accounting fees	6,636
Miscellaneous	31,542
Total liabilities	8,341,782
Commitments and contingent liabilities (Note 11)	—
Net assets	$61,575,577

Net assets consist of:
Paid in capital	$58,798,486
Undistributed net investment income	373,053
Accumulated net realized loss on investments	(10,257,464)
Net unrealized appreciation on investments	12,661,502
Net assets	$61,575,577

Investor Class:
Net assets	$39,213,588
Capital shares outstanding	602,023
Net asset value per share	$65.14

A-Class:
Net assets	$1,833,533
Capital shares outstanding	29,841
Net asset value per share	$61.44
Maximum offering price per share (Net asset value divided by 95.25%)	$64.51

C-Class:
Net assets	$2,269,677
Capital shares outstanding	41,075
Net asset value per share	$55.26

H-Class:
Net assets	$18,258,779
Capital shares outstanding	306,015
Net asset value per share	$59.67

STATEMENT OF OPERATIONS
Year Ended March 31, 2017

Investment Income:
Dividends (net of foreign withholding tax of $4,567)	$1,042,181
Income from securities lending, net	2,940
Interest	767
Total investment income	1,045,888

Expenses:
Management fees	390,705
Transfer agent and administrative fees	114,913
Distribution and service fees:
A-Class	5,294
C-Class	14,549
H-Class	18,630
Portfolio accounting fees	45,965
Custodian fees	6,346
Trustees’ fees*	3,288
Line of credit fees	232
Miscellaneous	73,081
Total expenses	673,003
Net investment income	372,885

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,172,406
Net realized gain	1,172,406
Net change in unrealized appreciation (depreciation) on:
Investments	6,199,242
Net change in unrealized appreciation (depreciation)	6,199,242
Net realized and unrealized gain	7,371,648
Net increase in net assets resulting from operations	$7,744,533

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$372,885	$570,268
Net realized gain (loss) on investments	1,172,406	(6,440,895)
Net change in unrealized appreciation (depreciation) on investments	6,199,242	(2,679,547)
Net increase (decrease) in net assets resulting from operations	7,744,533	(8,550,174)

Distributions to shareholders from:
Net investment income
Investor Class	(503,291)	(197,056)
A-Class	(14,974)	(34,956)
C-Class	(13,362)	(9,406)
H-Class	(38,626)	(36,355)*
Net realized gains
Investor Class	—	(100,426)
A-Class	—	(17,815)
C-Class	—	(4,794)
H-Class	—	(18,528)*
Total distributions to shareholders	(570,253)	(419,336)

Capital share transactions:
Proceeds from sale of shares
Investor Class	181,145,547	81,929,333
A-Class	11,484,050	19,166,428
C-Class	3,885,372	15,134,609
H-Class	67,386,302	39,630,649 *
Distributions reinvested
Investor Class	470,098	230,452
A-Class	14,646	52,090
C-Class	13,227	14,200
H-Class	38,622	54,808 *
Cost of shares redeemed
Investor Class	(163,986,478)	(111,107,892)
A-Class	(10,860,355)	(19,489,521)
C-Class	(2,920,279)	(15,116,335)
H-Class	(52,510,413)	(39,652,502)*
Net increase (decrease) from capital share transactions	34,160,339	(29,153,681)
Net increase (decrease) in net assets	41,334,619	(38,123,191)

Net assets:
Beginning of year	20,240,958	58,364,149
End of year	$61,575,577	$20,240,958
Undistributed net investment income at end of year	$373,053	$570,253

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

FINANCIAL SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended March 31, 2017	Year Ended March 31, 2016
Capital share activity:**
Shares sold
Investor Class	3,001,546	1,449,078
A-Class	206,206	356,434
C-Class	76,106	308,394
H-Class	1,149,247	758,632 *
Shares issued from reinvestment of distributions
Investor Class	7,770	4,140
A-Class	256	988
C-Class	257	296
H-Class	696	1,070 *
Shares redeemed
Investor Class	(2,687,599)	(2,036,418)
A-Class	(196,995)	(386,912)
C-Class	(58,308)	(310,694)
H-Class	(905,056)	(782,598)*
Net increase (decrease) in shares	594,126	(637,590)

*	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.
**	Capital share activity for the periods presented through March 31, 2017, has been restated to reflect a 2:1 share split effective October 31, 2016 — See Note 10.

76 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]	Year Ended March 31, 2014[c]	Year Ended March 28, 2013[c]
Per Share Data
Net asset value, beginning of period	$53.90	$57.78	$53.05	$45.33	$39.23
Income (loss) from investment operations:
Net investment income (loss)[a]	.55	.77	.46	.39	.38
Net gain (loss) on investments (realized and unrealized)	11.14	(4.19)	4.40	7.61	6.00
Total from investment operations	11.69	(3.42)	4.86	8.00	6.38
Less distributions from:
Net investment income	(.45)	(.30)	(.13)	(.28)	(.28)
Net realized gains	—	(.16)	—	—	—
Total distributions	(.45)	(.46)	(.13)	(.28)	(.28)
Net asset value, end of period	$65.14	$53.90	$57.78	$53.05	$45.33

Total Return[b]	21.72%	(5.95%)	9.17%	17.67%	16.37%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$39,214	$15,110	$49,897	$17,688	$17,007
Ratios to average net assets:
Net investment income (loss)	0.90%	1.36%	0.82%	0.81%	0.95%
Total expenses	1.38%	1.34%	1.34%	1.37%	1.36%
Portfolio turnover rate	389%	268%	326%	414%	590%

A-Class	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]	Year Ended March 31, 2014[c]	Year Ended March 28, 2013[c]
Per Share Data
Net asset value, beginning of period	$51.00	$54.83	$50.47	$43.24	$37.53
Income (loss) from investment operations:
Net investment income (loss)[a]	.41	.46	.21	.29	.26
Net gain (loss) on investments (realized and unrealized)	10.48	(3.83)	4.28	7.22	5.73
Total from investment operations	10.89	(3.37)	4.49	7.51	5.99
Less distributions from:
Net investment income	(.45)	(.30)	(.13)	(.28)	(.28)
Net realized gains	—	(.16)	—	—	—
Total distributions	(.45)	(.46)	(.13)	(.28)	(.28)
Net asset value, end of period	$61.44	$51.00	$54.83	$50.47	$43.24

Total Return[b]	21.42%	(6.17%)	8.89%	17.41%	16.06%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,834	$1,039	$2,734	$7,698	$1,826
Ratios to average net assets:
Net investment income (loss)	0.73%	0.87%	0.41%	0.62%	0.66%
Total expenses	1.62%	1.60%	1.59%	1.62%	1.61%
Portfolio turnover rate	389%	268%	326%	414%	590%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 77

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]	Year Ended March 31, 2014[c]	Year Ended March 28, 2013[c]
Per Share Data
Net asset value, beginning of period	$46.24	$50.14	$46.51	$40.15	$35.13
Income (loss) from investment operations:
Net investment income (loss)[a]	(.07)	.11	(.11)	(.08)	.02
Net gain (loss) on investments (realized and unrealized)	9.54	(3.55)	3.87	6.72	5.28
Total from investment operations	9.47	(3.44)	3.76	6.64	5.30
Less distributions from:
Net investment income	(.45)	(.30)	(.13)	(.28)	(.28)
Net realized gains	—	(.16)	—	—	—
Total distributions	(.45)	(.46)	(.13)	(.28)	(.28)
Net asset value, end of period	$55.26	$46.24	$50.14	$46.51	$40.15

Total Return[b]	20.51%	(6.89%)	8.08%	16.58%	15.21%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,270	$1,065	$1,255	$1,051	$1,440
Ratios to average net assets:
Net investment income (loss)	(0.13%)	0.22%	(0.23%)	(0.18%)	0.04%
Total expenses	2.37%	2.35%	2.35%	2.37%	2.36%
Portfolio turnover rate	389%	268%	326%	414%	590%

H-Class	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c,d]	Year Ended March 31, 2015[c,d]	Year Ended March 31, 2014[c,d]	Year Ended March 28, 2013[c,d]
Per Share Data
Net asset value, beginning of period	$49.53	$53.30	$49.18	$42.25	$36.77
Income (loss) from investment operations:
Net investment income (loss)[a]	.33	.43	.15	.12	.11
Net gain (loss) on investments (realized and unrealized)	10.26	(3.74)	4.10	7.09	5.65
Total from investment operations	10.59	(3.31)	4.25	7.21	5.76
Less distributions from:
Net investment income	(.45)	(.30)	(.13)	(.28)	(.28)
Net realized gains	—	(.16)	—	—	—
Total distributions	(.45)	(.46)	(.13)	(.28)	(.28)
Net asset value, end of period	$59.67	$49.53	$53.30	$49.18	$42.25

Total Return[b]	21.43%	(6.25%)	8.63%	17.10%	15.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,259	$3,028	$4,479	$4,583	$7,103
Ratios to average net assets:
Net investment income (loss)	0.58%	0.83%	0.28%	0.26%	0.29%
Total expenses	1.63%	1.65%	1.85%	1.87%	1.85%
Portfolio turnover rate	389%	268%	326%	414%	590%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect a 2:1 share split effective October 31, 2016 — See Note 10.
[d]
Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class — See Note 9.

78 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

HEALTH CARE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the health care industry (“Health Care Companies”).

For the one-year period ended March 31, 2017, Health Care Fund Investor Class returned 10.20%, compared with a return of 11.59% for the S&P 500 Health Care Index. The broader S&P 500 Index returned 17.17%.

The biotechnology industry and the health care equipment & supplies industry were the largest contributors to return. No industry detracted. The IT services industry contributed the least, followed by the health care technology industry.

The Fund’s top-performing holdings were UnitedHealth Group, Inc., Incyte Corp., and Johnson & Johnson. The worst-performing holdings in the Fund included Endo International Plc, Gilead Sciences, Inc., and Perrigo Company plc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 17, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001
H-Class	May 11, 1998

Ten Largest Holdings (% of Total Net Assets)
Johnson & Johnson	3.2%
Pfizer, Inc.	2.5%
Merck & Company, Inc.	2.3%
UnitedHealth Group, Inc.	2.1%
Amgen, Inc.	1.8%
AbbVie, Inc.	1.8%
Celgene Corp.	1.7%
Eli Lilly & Co.	1.7%
Gilead Sciences, Inc.	1.6%
Bristol-Myers Squibb Co.	1.6%
Top Ten Total	20.3%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 79

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2017

	1 Year	5 Year	10 Year
Investor Class Shares	10.20%	13.93%	9.00%
A-Class Shares	9.85%	13.63%	8.73%
A-Class Shares with sales charge†	4.63%	12.53%	8.20%
C-Class Shares	9.07%	12.79%	7.94%
C-Class Shares with CDSC‡	8.13%	12.79%	7.94%
H-Class Shares**	9.87%	13.46%	8.51%
S&P 500 Health Care Index	11.59%	16.65%	10.35%
S&P 500 Index	17.17%	13.30%	7.51%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

80 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2017
HEALTH CARE FUND

	Shares	Value

COMMON STOCKS† - 99.3%

Pharmaceuticals - 36.0%
Johnson & Johnson	13,016	$1,621,142
Pfizer, Inc.	37,174	1,271,723
Merck & Company, Inc.	18,520	1,176,761
AbbVie, Inc.	13,933	907,874
Eli Lilly & Co.	10,175	855,819
Bristol-Myers Squibb Co.	15,216	827,446
Allergan plc	3,300	788,436
Shire plc ADR	3,672	639,773
Express Scripts Holding Co.*	8,726	575,131
Teva Pharmaceutical Industries Ltd. ADR	15,913	510,648
McKesson Corp.	3,217	476,952
Zoetis, Inc.	8,500	453,645
Cardinal Health, Inc.	5,492	447,873
AstraZeneca plc ADR	14,156	440,818
Endo International plc*	38,003	424,113
AmerisourceBergen Corp. — Class A	4,479	396,392
Novartis AG ADR	5,331	395,933
Alkermes plc*	6,710	392,535
Mylan N.V.*	10,014	390,446
Jazz Pharmaceuticals plc*	2,688	390,109
GlaxoSmithKline plc ADR	9,067	382,265
Perrigo Company plc	5,520	366,473
Novo Nordisk A/S ADR	10,320	353,770
TESARO, Inc.*	1,590	244,653
DexCom, Inc.*	2,825	239,362
VCA, Inc.*	2,545	232,868
Nektar Therapeutics*	8,840	207,475
Mallinckrodt plc*	4,214	187,818
PRA Health Sciences, Inc.*	2,780	181,339
ACADIA Pharmaceuticals, Inc.*	5,099	175,304
Neurocrine Biosciences, Inc.*	4,030	174,499
Valeant Pharmaceuticals International, Inc.*,1	15,604	172,112
Akorn, Inc.*	6,585	158,567
Prestige Brands Holdings, Inc.*	2,606	144,789
Agios Pharmaceuticals, Inc.*,1	2,392	139,693
Ironwood Pharmaceuticals, Inc. — Class A*	8,080	137,845
Horizon Pharma plc*	9,238	136,538
Clovis Oncology, Inc.*	2,140	136,254
Owens & Minor, Inc.	3,801	131,515
Portola Pharmaceuticals, Inc.*	3,320	130,111
Sarepta Therapeutics, Inc.*	3,900	115,440
Radius Health, Inc.*	2,908	112,394
Pacira Pharmaceuticals, Inc.*	2,348	107,069
Array BioPharma, Inc.*	11,290	100,933
Eagle Pharmaceuticals, Inc.*,1	1,190	98,699
Impax Laboratories, Inc.*	7,677	97,114
Amicus Therapeutics, Inc.*	12,640	90,123
Synergy Pharmaceuticals, Inc.*,1	18,440	85,930
Depomed, Inc.*	5,505	69,088
Total Pharmaceuticals		18,293,609

Healthcare-Products - 23.5%
Abbott Laboratories	17,486	776,553
Thermo Fisher Scientific, Inc.	4,479	687,974
Danaher Corp.	7,990	683,385
Medtronic plc	7,837	631,348
Stryker Corp.	4,770	627,971
Becton Dickinson and Co.	2,947	540,598
Boston Scientific Corp.*	21,259	528,711
Baxter International, Inc.	9,204	477,319
Intuitive Surgical, Inc.*,1	598	458,349
Zimmer Biomet Holdings, Inc.	3,611	440,939
Edwards Lifesciences Corp.*	4,298	404,313
CR Bard, Inc.	1,458	362,371
Dentsply Sirona, Inc.	5,364	334,928
IDEXX Laboratories, Inc.*	2,074	320,661
Henry Schein, Inc.*	1,850	314,445
Hologic, Inc.*	7,239	308,019
ResMed, Inc.	4,012	288,744
Cooper Cos., Inc.	1,360	271,850
Align Technology, Inc.*	2,302	264,063
Teleflex, Inc.	1,300	251,849
Varian Medical Systems, Inc.*	2,757	251,245
West Pharmaceutical Services, Inc.	2,560	208,922
ABIOMED, Inc.*	1,610	201,572
Masimo Corp.*	2,050	191,183
Patterson Companies, Inc.[1]	4,157	188,021
Hill-Rom Holdings, Inc.	2,650	187,090
OPKO Health, Inc.*,1	22,687	181,496
Bruker Corp.	7,480	174,508
VWR Corp.*	6,130	172,866
NuVasive, Inc.*	2,242	167,433
Bio-Techne Corp.	1,640	166,706
Integra LifeSciences Holdings Corp.*	3,830	161,358
Nevro Corp.*	1,520	142,424
ICU Medical, Inc.*	880	134,376
Insulet Corp.*	3,100	133,579
Zeltiq Aesthetics, Inc.*	2,300	127,903
Varex Imaging Corp.*	3,000	100,800
Natus Medical, Inc.*	2,510	98,518
Total Healthcare-Products		11,964,390

Biotechnology - 19.5%
Amgen, Inc.	5,693	934,050
Celgene Corp.*	6,989	869,640
Gilead Sciences, Inc.	12,278	833,921
Biogen, Inc.*	2,428	663,864
Regeneron Pharmaceuticals, Inc.*	1,414	547,939
Vertex Pharmaceuticals, Inc.*	4,675	511,211
Alexion Pharmaceuticals, Inc.*	3,852	467,016
Illumina, Inc.*	2,634	449,466
Incyte Corp.*	3,304	441,646
BioMarin Pharmaceutical, Inc.*	3,952	346,907
Seattle Genetics, Inc.*	4,157	261,309
Bioverativ, Inc.*	4,169	227,043
Exelixis, Inc.*	10,450	226,452
United Therapeutics Corp.*	1,576	213,359
Bio-Rad Laboratories, Inc. — Class A*	1,050	209,307

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
HEALTH CARE FUND

	Shares	Value

Ionis Pharmaceuticals, Inc.*,1	4,828	$194,086
Charles River Laboratories International, Inc.*	1,995	179,450
Alnylam Pharmaceuticals, Inc.*	3,485	178,606
Kite Pharma, Inc.*,1	2,182	171,265
Bluebird Bio, Inc.*	1,840	167,256
Exact Sciences Corp.*,1	6,654	157,167
Medicines Co.*	3,205	156,725
Sage Therapeutics, Inc.*	2,020	143,561
Intercept Pharmaceuticals, Inc.*,1	1,210	136,851
Juno Therapeutics, Inc.*,1	6,140	136,247
Intrexon Corp.*,1	6,630	131,407
Ultragenyx Pharmaceutical, Inc.*	1,920	130,138
Ligand Pharmaceuticals, Inc. — Class B*,1	1,190	125,950
Spark Therapeutics, Inc.*	2,000	106,680
Halozyme Therapeutics, Inc.*,1	8,090	104,846
Myriad Genetics, Inc.*,1	5,308	101,914
Puma Biotechnology, Inc.*	2,470	91,884
Alder Biopharmaceuticals, Inc.*	4,180	86,944
Five Prime Therapeutics, Inc.*	2,310	83,507
Acorda Therapeutics, Inc.*	3,715	78,015
AMAG Pharmaceuticals, Inc.*	3,330	75,092
Total Biotechnology		9,940,721

Healthcare-Services - 14.9%
UnitedHealth Group, Inc.	6,665	1,093,126
Anthem, Inc.	3,584	592,722
Aetna, Inc.	4,608	587,750
Cigna Corp.	3,733	546,847
HCA Holdings, Inc.*	5,904	525,396
Humana, Inc.	2,192	451,859
Quintiles IMS Holdings, Inc.*	4,830	388,960
DaVita, Inc.*	4,821	327,683
Laboratory Corp. of America Holdings*	2,282	327,398
Centene Corp.*	4,477	319,031
Quest Diagnostics, Inc.	3,204	314,601
Universal Health Services, Inc. — Class B	2,425	301,791
Envision Healthcare Corp.*	3,859	236,634
MEDNAX, Inc.*	3,146	218,269
WellCare Health Plans, Inc.*	1,510	211,717
Acadia Healthcare Co., Inc.*	4,100	178,760
HealthSouth Corp.	4,130	176,805
Brookdale Senior Living, Inc. — Class A*	10,964	147,247
LifePoint Health, Inc.*	2,179	142,725
Molina Healthcare, Inc.*	3,026	137,986
Tenet Healthcare Corp.*	6,690	118,480
Magellan Health, Inc.*	1,610	111,171
Air Methods Corp.*	2,490	107,070
Total Healthcare-Services		7,564,028

Electronics - 2.4%
Agilent Technologies, Inc.	7,013	370,777
Waters Corp.*	1,937	302,773
Mettler-Toledo International, Inc.*	630	301,713
PerkinElmer, Inc.	3,999	232,182
Total Electronics		1,207,445

Software - 2.2%
Cerner Corp.*	6,789	399,533
Veeva Systems, Inc. — Class A*	4,662	239,067
athenahealth, Inc.*,1	1,590	179,177
Medidata Solutions, Inc.*	2,685	154,898
Allscripts Healthcare Solutions, Inc.*	10,734	136,107
Total Software		1,108,782

Commercial Services - 0.8%
PAREXEL International Corp.*	2,418	152,600
Incorporated Research Holdings, Inc. — Class A*	2,902	133,057
HealthEquity, Inc.*	3,090	131,171
Total Commercial Services		416,828

Total Common Stocks
(Cost $44,260,840)		50,495,803

RIGHTS††† - 0.0%**
Dyax Corp.
Expires 01/25/18*	5,700	—
Total Rights
(Cost $—)		—

	Face Amount

REPURCHASE AGREEMENT††,2 - 0.5%
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	$269,627	269,627
Total Repurchase Agreement
(Cost $269,627)		269,627

	Shares

SECURITIES LENDING COLLATERAL†,3 - 3.3%
First American Government Obligations Fund — Class Z, 0.61%[4]	1,692,284	1,692,284
Total Securities Lending Collateral
(Cost $1,692,284)		1,692,284

Total Investments - 103.1%
(Cost $46,222,751)		$52,457,714
Other Assets & Liabilities, net - (3.1)%		(1,595,662)
Total Net Assets - 100.0%		$50,862,052

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
HEALTH CARE FUND

*	Non-income producing security.
**	Less than 0.1% of net assets.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2017 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of March 31, 2017.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3		Total
Common Stocks	$50,495,803	$—	$—		$50,495,803
Repurchase Agreement	—	269,627	—		269,627
Rights	—	—	—	*	—
Securities Lending Collateral	1,692,284	—	—		1,692,284
Total	$52,188,087	$269,627	$—		$52,457,714

*	Security has a market value of $0.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 83

HEALTH CARE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets:
Investments, at value - including $1,651,143 of securities loaned (cost $45,953,124)	$52,188,087
Repurchase agreements, at value (cost $269,627)	269,627
Total investments (cost $46,222,751)	52,457,714
Receivables:
Fund shares sold	1,713,697
Dividends	48,642
Foreign taxes reclaim	1,265
Securities lending income	667
Interest	5
Total assets	54,221,990

Liabilities:
Payable for:
Return of securities loaned	1,692,284
Securities purchased	1,531,788
Fund shares redeemed	53,709
Management fees	38,932
Transfer agent and administrative fees	11,450
Distribution and service fees	6,368
Portfolio accounting fees	4,580
Miscellaneous	20,827
Total liabilities	3,359,938
Commitments and contingent liabilities (Note 11)	—
Net assets	$50,862,052

Net assets consist of:
Paid in capital	$47,094,844
Accumulated net investment loss	—
Accumulated net realized loss on investments	(2,467,755)
Net unrealized appreciation on investments	6,234,963
Net assets	$50,862,052

Investor Class:
Net assets	$36,468,079
Capital shares outstanding	1,310,916
Net asset value per share	$27.82

A-Class:
Net assets	$4,625,935
Capital shares outstanding	180,949
Net asset value per share	$25.56
Maximum offering price per share (Net asset value divided by 95.25%)	$26.84

C-Class:
Net assets	$4,959,135
Capital shares outstanding	219,644
Net asset value per share	$22.58

H-Class:
Net assets	$4,808,903
Capital shares outstanding	194,497
Net asset value per share	$24.72

STATEMENT OF OPERATIONS
Year Ended March 31, 2017

Investment Income:
Dividends (net of foreign withholding tax of $1,581)	$508,498
Income from securities lending, net	4,002
Interest	706
Total investment income	513,206

Expenses:
Management fees	432,002
Transfer agent and administrative fees	127,059
Distribution and service fees:
A-Class	15,092
C-Class	64,206
H-Class	17,108
Portfolio accounting fees	50,823
Registration fees	51,166
Custodian fees	7,575
Trustees’ fees*	4,609
Line of credit fees	129
Miscellaneous	25,998
Total expenses	795,767
Net investment loss	(282,561)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	19,553,389
Net realized gain	19,553,389
Net change in unrealized appreciation (depreciation) on:
Investments	(16,329,099)
Net change in unrealized appreciation (depreciation)	(16,329,099)
Net realized and unrealized gain	3,224,290
Net increase in net assets resulting from operations	$2,941,729

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

84 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HEALTH CARE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(282,561)	$(518,753)
Net realized gain on investments	19,553,389	28,773,483
Net change in unrealized appreciation (depreciation) on investments	(16,329,099)	(55,109,991)
Net increase (decrease) in net assets resulting from operations	2,941,729	(26,855,261)

Distributions to shareholders from:
Net realized gains
Investor Class	(2,956,545)	(2,551,979)
A-Class	(740,095)	(751,373)
C-Class	(877,583)	(771,085)
H-Class	(1,278,405)	(2,499,031)*
Total distributions to shareholders	(5,852,628)	(6,573,468)

Capital share transactions:
Proceeds from sale of shares
Investor Class	365,602,869	288,312,509
A-Class	11,961,380	51,799,265
C-Class	3,938,169	20,161,059
H-Class	26,745,003	245,917,636 *
Distributions reinvested
Investor Class	2,909,276	2,527,332
A-Class	638,573	734,523
C-Class	867,742	758,819
H-Class	1,278,332	2,496,935 *
Cost of shares redeemed
Investor Class	(375,451,784)	(402,516,466)
A-Class	(14,203,527)	(68,969,564)
C-Class	(7,750,196)	(21,424,094)
H-Class	(27,362,966)	(287,555,879)*
Net decrease from capital share transactions	(10,827,129)	(167,757,925)
Net decrease in net assets	(13,738,028)	(201,186,654)

Net assets:
Beginning of year	64,600,080	265,786,734
End of year	$50,862,052	$64,600,080
Accumulated net investment loss at end of year	$—	$(54,612)

Capital share activity:
Shares sold
Investor Class	12,706,162	8,380,890
A-Class	436,251	1,575,077
C-Class	163,495	680,967
H-Class	1,045,237	7,391,856 *
Shares issued from reinvestment of distributions
Investor Class	111,467	81,233
A-Class	26,596	25,356
C-Class	40,816	28,863
H-Class	55,053	88,733 *
Shares redeemed
Investor Class	(13,065,375)	(11,798,319)
A-Class	(522,147)	(2,214,540)
C-Class	(327,952)	(741,300)
H-Class	(1,108,171)	(8,810,947)*
Net decrease in shares	(438,568)	(5,312,131)

*	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 85

HEALTH CARE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$28.65	$35.83	$27.76	$22.35	$18.83
Income (loss) from investment operations:
Net investment income (loss)[a]	(.10)	(.04)	(.07)	(.03)	.09
Net gain (loss) on investments (realized and unrealized)	2.79	(5.11)	8.50	7.00	3.48
Total from investment operations	2.69	(5.15)	8.43	6.97	3.57
Less distributions from:
Net investment income	—	—	—	(.03)	(.05)
Net realized gains	(3.52)	(2.03)	(.36)	(1.53)	—
Total distributions	(3.52)	(2.03)	(.36)	(1.56)	(.05)
Net asset value, end of period	$27.82	$28.65	$35.83	$27.76	$22.35

Total Return[b]	10.20%	(14.82%)	30.51%	31.70%	18.98%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,468	$44,663	$175,397	$98,209	$104,525
Ratios to average net assets:
Net investment income (loss)	(0.36%)	(0.11%)	(0.23%)	(0.12%)	0.45%
Total expenses	1.37%	1.34%	1.34%	1.37%	1.35%
Portfolio turnover rate	699%	249%	176%	277%	266%

A-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$26.68	$33.60	$26.11	$21.15	$17.87
Income (loss) from investment operations:
Net investment income (loss)[a]	(.17)	(.13)	(.14)	(.09)	.04
Net gain (loss) on investments (realized and unrealized)	2.57	(4.76)	7.99	6.61	3.29
Total from investment operations	2.40	(4.89)	7.85	6.52	3.33
Less distributions from:
Net investment income	—	—	—	(.03)	(.05)
Net realized gains	(3.52)	(2.03)	(.36)	(1.53)	—
Total distributions	(3.52)	(2.03)	(.36)	(1.56)	(.05)
Net asset value, end of period	$25.56	$26.68	$33.60	$26.11	$21.15

Total Return[b]	9.85%	(15.04%)	30.21%	31.36%	18.65%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,626	$6,410	$28,704	$7,909	$3,660
Ratios to average net assets:
Net investment income (loss)	(0.62%)	(0.42%)	(0.47%)	(0.37%)	0.20%
Total expenses	1.62%	1.59%	1.59%	1.62%	1.60%
Portfolio turnover rate	699%	249%	176%	277%	266%

86 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HEALTH CARE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$24.13	$30.82	$24.16	$19.81	$16.86
Income (loss) from investment operations:
Net investment income (loss)[a]	(.33)	(.33)	(.33)	(.26)	(.09)
Net gain (loss) on investments (realized and unrealized)	2.30	(4.33)	7.35	6.17	3.09
Total from investment operations	1.97	(4.66)	7.02	5.91	3.00
Less distributions from:
Net investment income	—	—	—	(.03)	(.05)
Net realized gains	(3.52)	(2.03)	(.36)	(1.53)	—
Total distributions	(3.52)	(2.03)	(.36)	(1.56)	(.05)
Net asset value, end of period	$22.58	$24.13	$30.82	$24.16	$19.81

Total Return[b]	9.07%	(15.67%)	29.21%	30.38%	17.81%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,959	$8,284	$11,551	$7,318	$4,589
Ratios to average net assets:
Net investment income (loss)	(1.37%)	(1.17%)	(1.24%)	(1.14%)	(0.53%)
Total expenses	2.37%	2.35%	2.34%	2.37%	2.35%
Portfolio turnover rate	699%	249%	176%	277%	266%

H-Class	Year Ended March 31, 2017	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]	Year Ended March 31, 2014[c]	Year Ended March 28, 2013[c]
Per Share Data
Net asset value, beginning of period	$25.91	$32.71	$25.49	$20.73	$17.55
Income (loss) from investment operations:
Net investment income (loss)[a]	(.16)	(.14)	(.21)	(.15)	(.06)
Net gain (loss) on investments (realized and unrealized)	2.49	(4.63)	7.79	6.47	3.29
Total from investment operations	2.33	(4.77)	7.58	6.32	3.23
Less distributions from:
Net investment income	—	—	—	(.03)	(.05)
Net realized gains	(3.52)	(2.03)	(.36)	(1.53)	—
Total distributions	(3.52)	(2.03)	(.36)	(1.56)	(.05)
Net asset value, end of period	$24.72	$25.91	$32.71	$25.49	$20.73

Total Return[b]	9.87%	(15.08%)	29.89%	31.03%	18.43%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,809	$5,244	$50,135	$38,480	$3,605
Ratios to average net assets:
Net investment income (loss)	(0.62%)	(0.44%)	(0.73%)	(0.62%)	(0.31%)
Total expenses	1.62%	1.71%	1.85%	1.87%	1.86%
Portfolio turnover rate	699%	249%	176%	277%	266%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]
Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 87

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

INTERNET FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that provide products or services designed for or related to the Internet (“Internet companies”).

For the one-year period ended March 31, 2017, Internet Fund Investor Class returned 22.36%, compared with 24.91% for the S&P 500 Information Technology Index. The broader S&P 500 Index returned 17.17%.

The Internet & catalog retail industry was the largest contributor to return, followed by the real estate investment trusts (REIT) industry. The largest detractor from return was the capital markets industry, followed by the consumer finance industry.

Amazon.com, Inc., Facebook, Inc. — Class A, and LinkedIn Corp. — Class A added the most to Fund performance for the period. Fang Holdings Ltd. ADR — Class A, Palo Alto Networks, Inc., and LM Ericsson Telefon AB ADR — Class B detracted most from Fund performance for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 6, 2000
A-Class	September 1, 2004
C-Class	April 19, 2001
H-Class	April 6, 2000

Ten Largest Holdings (% of Total Net Assets)
Alphabet, Inc. — Class A	6.4%
Amazon.com, Inc.	5.7%
Facebook, Inc. — Class A	5.5%
Cisco Systems, Inc.	3.5%
Priceline Group, Inc.	2.6%
Broadcom Ltd.	2.5%
QUALCOMM, Inc.	2.5%
Time Warner, Inc.	2.3%
Netflix, Inc.	2.2%
salesforce.com, Inc.	2.1%
Top Ten Total	35.3%

“Ten Largest Holdings” excludes any temporary cash investments.

88 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2017

	1 Year	5 Year	10 Year
Investor Class Shares	22.36%	14.28%	9.68%
A-Class Shares	22.04%	13.99%	9.40%
A-Class Shares with sales charge†	16.24%	12.89%	8.87%
C-Class Shares	21.13%	13.14%	8.59%
C-Class Shares with CDSC‡	20.13%	13.14%	8.59%
H-Class Shares**	22.09%	13.80%	9.17%
S&P 500 Information Technology Index	24.91%	14.64%	11.35%
S&P 500 Index	17.17%	13.30%	7.51%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 89

SCHEDULE OF INVESTMENTS	March 31, 2017
INTERNET FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Internet - 50.3%
Alphabet, Inc. — Class A*	1,860	$1,576,907
Amazon.com, Inc.*	1,571	1,392,755
Facebook, Inc. — Class A*	9,527	1,353,310
Priceline Group, Inc.*	352	626,549
Netflix, Inc.*	3,639	537,881
Yahoo!, Inc.*	9,477	439,828
Alibaba Group Holding Ltd. ADR*	3,990	430,242
eBay, Inc.*	11,986	402,370
Baidu, Inc. ADR*	2,067	356,599
Symantec Corp.	9,418	288,945
Expedia, Inc.	2,237	282,242
JD.com, Inc. ADR*	8,302	258,275
Ctrip.com International Ltd. ADR*	4,933	242,457
Twitter, Inc.*	14,444	215,938
Palo Alto Networks, Inc.*	1,858	209,359
VeriSign, Inc.*	2,266	197,391
F5 Networks, Inc.*	1,378	196,461
MercadoLibre, Inc.	880	186,094
Weibo Corp. ADR*	3,372	175,951
SINA Corp.*	2,413	174,026
GoDaddy, Inc. — Class A*	4,450	168,655
TripAdvisor, Inc.*	3,821	164,914
Shopify, Inc. — Class A*,1	2,400	163,416
Zillow Group, Inc. — Class A*	4,743	160,361
IAC/InterActiveCorp*	2,157	159,014
Zillow Group, Inc. — Class C*,1	4,685	157,744
Vipshop Holdings Ltd. ADR*	11,705	156,145
YY, Inc. ADR*	3,271	150,826
58.com, Inc. ADR*	4,053	143,436
Match Group, Inc.*,1	8,299	135,523
Wayfair, Inc. — Class A*,1	3,083	124,831
Pandora Media, Inc.*,1	9,450	111,605
GrubHub, Inc.*,1	3,315	109,030
Liberty Expedia Holdings, Inc. — Class A*	2,299	104,559
Yelp, Inc. — Class A*	3,188	104,407
WebMD Health Corp. — Class A*	1,819	95,825
Cogent Communications Holdings, Inc.	2,190	94,280
Stamps.com, Inc.*,1	752	88,999
Shutterfly, Inc.*	1,774	85,666
Shutterstock, Inc.*,1	1,918	79,309
NIC, Inc.	3,700	74,740
Etsy, Inc.*	6,971	74,102
comScore, Inc.*	3,377	72,909
Total Internet		12,323,876

Telecommunications - 13.6%
Cisco Systems, Inc.	25,387	858,080
Motorola Solutions, Inc.	2,925	252,194
Juniper Networks, Inc.	7,654	213,011
Arista Networks, Inc.*	1,572	207,928
CommScope Holding Company, Inc.*	4,634	193,284
LogMeIn, Inc.	1,558	151,905
ARRIS International plc*	5,687	150,421
Ubiquiti Networks, Inc.*,1	2,617	131,530
ViaSat, Inc.*	1,970	125,725
Ciena Corp.*	5,151	121,615
Finisar Corp.*	4,259	116,441
InterDigital, Inc.	1,327	114,520
Viavi Solutions, Inc.*	9,827	105,345
Acacia Communications, Inc.*,1	1,790	104,930
Gogo, Inc.*,1	8,123	89,353
Oclaro, Inc.*	8,716	85,591
Ixia*	4,330	85,085
NETGEAR, Inc.*	1,625	80,519
Infinera Corp.*	7,294	74,618
ADTRAN, Inc.	3,168	65,736
Total Telecommunications		3,327,831

Software - 11.5%
salesforce.com, Inc.*	6,108	503,850
Intuit, Inc.	3,018	350,058
Red Hat, Inc.*	3,037	262,701
NetEase, Inc. ADR	875	248,500
Citrix Systems, Inc.*	2,891	241,080
Akamai Technologies, Inc.*	3,431	204,831
Veeva Systems, Inc. — Class A*	3,469	177,890
Momo, Inc. ADR*	4,490	152,974
j2 Global, Inc.	1,573	131,990
Twilio, Inc. — Class A*,1	3,500	101,045
Allscripts Healthcare Solutions, Inc.*	7,959	100,920
Cornerstone OnDemand, Inc.*	2,490	96,836
New Relic, Inc.*	2,530	93,787
2U, Inc.*	2,320	92,011
SPS Commerce, Inc.*	1,150	67,264
Total Software		2,825,737

Semiconductors - 5.0%
Broadcom Ltd.	2,842	622,284
QUALCOMM, Inc.	10,572	606,198
Total Semiconductors		1,228,482

Diversified Financial Services - 4.8%
Charles Schwab Corp.	11,517	470,009
TD Ameritrade Holding Corp.	7,490	291,061
E*TRADE Financial Corp.*	5,768	201,246
BGC Partners, Inc. — Class A	10,404	118,189
LendingClub Corp.*	17,684	97,085
Total Diversified Financial Services		1,177,590

Commercial Services - 4.3%
PayPal Holdings, Inc.*	11,193	481,523
CoStar Group, Inc.*	825	170,956
Live Nation Entertainment, Inc.*	5,554	168,675
Cimpress N.V.*,1	1,830	157,728
NutriSystem, Inc.	1,575	87,413
Total Commercial Services		1,066,295

Computers - 3.6%
Check Point Software Technologies Ltd.*	2,185	224,312
BlackBerry Ltd.*	22,160	171,740
Brocade Communications Systems, Inc.	12,014	149,935

90 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
INTERNET FUND

	Shares	Value

NetScout Systems, Inc.*	3,260	$123,717
Lumentum Holdings, Inc.*	2,261	120,624
Nutanix, Inc. — Class A*,1	5,490	103,047
Total Computers		893,375

Media - 2.3%
Time Warner, Inc.	5,889	575,414

REITs - 1.6%
Equinix, Inc.	954	381,953

Retail - 1.2%
Liberty Interactive Corporation QVC Group — Class A*	9,930	198,799
HSN, Inc.	2,528	93,789
Total Retail		292,588

Aerospace & Defense - 1.0%
Harris Corp.	2,214	246,352

Leisure Time - 0.3%
Liberty TripAdvisor Holdings, Inc. — Class A*	4,831	68,117

Total Common Stocks
(Cost $17,505,738)		24,407,610

	Face Amount

REPURCHASE AGREEMENT††,2 - 0.7%
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	$176,513	176,513
Total Repurchase Agreement
(Cost $176,513)		176,513

	Shares

SECURITIES LENDING COLLATERAL†,3 - 4.9%
First American Government Obligations Fund — Class Z, 0.61%[4]	1,190,549	1,190,549
Total Securities Lending Collateral
(Cost $1,190,549)		1,190,549

Total Investments - 105.1%
(Cost $18,872,800)		$25,774,672
Other Assets & Liabilities, net - (5.1)%		(1,260,811)
Total Net Assets - 100.0%		$24,513,861

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2017 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of March 31, 2017.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$24,407,610	$—	$—	$24,407,610
Repurchase Agreement	—	176,513	—	176,513
Securities Lending Collateral	1,190,549	—	—	1,190,549
Total	$25,598,159	$176,513	$—	$25,774,672

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 91

INTERNET FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets:
Investments, at value - including $1,164,381 of securities loaned (cost $18,696,287)	$25,598,159
Repurchase agreements, at value (cost $176,513)	176,513
Total investments (cost $18,872,800)	25,774,672
Receivables:
Securities sold	1,322,243
Fund shares sold	5,272
Dividends	2,189
Securities lending income	2,086
Interest	3
Total assets	27,106,465

Liabilities:
Payable for:
Fund shares redeemed	1,365,137
Return of securities loaned	1,190,549
Management fees	18,513
Transfer agent and administrative fees	5,445
Distribution and service fees	2,925
Portfolio accounting fees	2,178
Miscellaneous	7,857
Total liabilities	2,592,604
Commitments and contingent liabilities (Note 11)	—
Net assets	$24,513,861

Net assets consist of:
Paid in capital	$21,654,933
Accumulated net investment loss	(121,973)
Accumulated net realized loss on investments	(3,920,971)
Net unrealized appreciation on investments	6,901,872
Net assets	$24,513,861

Investor Class:
Net assets	$17,669,796
Capital shares outstanding	185,347
Net asset value per share	$95.33

A-Class:
Net assets	$2,139,390
Capital shares outstanding	23,836
Net asset value per share	$89.75
Maximum offering price per share (Net asset value divided by 95.25%)	$94.23

C-Class:
Net assets	$2,321,041
Capital shares outstanding	28,816
Net asset value per share	$80.55

H-Class:
Net assets	$2,383,634
Capital shares outstanding	27,341
Net asset value per share	$87.18

STATEMENT OF OPERATIONS
Year Ended March 31, 2017

Investment Income:
Dividends (net of foreign withholding tax of $8,192)	$185,978
Income from securities lending, net	14,992
Interest	485
Total investment income	201,455

Expenses:
Management fees	256,763
Transfer agent and administrative fees	75,518
Distribution and service fees:
A-Class	7,058
C-Class	26,196
H-Class	8,225
Portfolio accounting fees	30,207
Registration fees	23,707
Custodian fees	4,529
Trustees’ fees*	2,966
Line of credit fees	98
Miscellaneous	22,056
Total expenses	457,323
Net investment loss	(255,868)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	6,746,908
Net realized gain	6,746,908
Net change in unrealized appreciation (depreciation) on:
Investments	(1,908,519)
Net change in unrealized appreciation (depreciation)	(1,908,519)
Net realized and unrealized gain	4,838,389
Net increase in net assets resulting from operations	$4,582,521

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

92 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(255,868)	$(292,593)
Net realized gain (loss) on investments	6,746,908	(8,402,113)
Net change in unrealized appreciation (depreciation) on investments	(1,908,519)	2,939,491
Net increase (decrease) in net assets resulting from operations	4,582,521	(5,755,215)

Distributions to shareholders from:
Net realized gains
Investor Class	—	(131,247)
A-Class	—	(27,718)
C-Class	—	(14,060)
H-Class	—	(57,824)*
Total distributions to shareholders	—	(230,849)

Capital share transactions:
Proceeds from sale of shares
Investor Class	156,156,448	97,142,398
A-Class	14,112,884	19,084,067
C-Class	2,667,685	7,825,210
H-Class	24,642,372	181,150,735 *
Distributions reinvested
Investor Class	—	130,284
A-Class	—	27,197
C-Class	—	13,853
H-Class	—	57,824 *
Cost of shares redeemed
Investor Class	(166,115,723)	(78,468,395)
A-Class	(14,079,122)	(19,052,730)
C-Class	(3,621,718)	(7,377,638)
H-Class	(29,999,192)	(172,995,235)*
Net increase (decrease) from capital share transactions	(16,236,366)	27,537,570
Net increase (decrease) in net assets	(11,653,845)	21,551,506

Net assets:
Beginning of year	36,167,706	14,616,200
End of year	$24,513,861	$36,167,706
Accumulated net investment loss at end of year	$(121,973)	$(52,391)

Capital share activity:
Shares sold
Investor Class	1,807,372	1,219,475
A-Class	181,366	253,474
C-Class	36,275	114,412 *
H-Class	326,408	2,463,941
Shares issued from reinvestment of distributions
Investor Class	—	1,607
A-Class	—	355
C-Class	—	199
H-Class	—	777 *
Shares redeemed
Investor Class	(1,935,644)	(1,014,411)
A-Class	(182,044)	(256,742)
C-Class	(49,537)	(108,804)
H-Class	(398,950)	(2,390,380)*
Net increase (decrease) in shares	(214,754)	283,903

*	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 93

INTERNET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$77.91	$77.87	$75.05	$55.46	$51.90
Income (loss) from investment operations:
Net investment income (loss)[a]	(.60)	(.41)	(.49)	(.62)	(.44)
Net gain (loss) on investments (realized and unrealized)	18.02	.78	5.27	20.53	5.26
Total from investment operations	17.42	.37	4.78	19.91	4.82
Less distributions from:
Net realized gains	—	(.33)	(1.96)	(.32)	(1.26)
Total distributions	—	(.33)	(1.96)	(.32)	(1.26)
Net asset value, end of period	$95.33	$77.91	$77.87	$75.05	$55.46

Total Return[b]	22.36%	0.46%	6.40%	35.93%	9.65%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,670	$24,435	$8,328	$26,828	$6,109
Ratios to average net assets:
Net investment income (loss)	(0.70%)	(0.52%)	(0.64%)	(0.87%)	(0.87%)
Total expenses	1.37%	1.35%	1.35%	1.37%	1.35%
Portfolio turnover rate	518%	520%	495%	472%	442%

A-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$73.54	$73.71	$71.32	$52.85	$49.63
Income (loss) from investment operations:
Net investment income (loss)[a]	(.76)	(.69)	(.61)	(.79)	(.52)
Net gain (loss) on investments (realized and unrealized)	16.97	.85	4.96	19.58	5.00
Total from investment operations	16.21	.16	4.35	18.79	4.48
Less distributions from:
Net realized gains	—	(.33)	(1.96)	(.32)	(1.26)
Total distributions	—	(.33)	(1.96)	(.32)	(1.26)
Net asset value, end of period	$89.75	$73.54	$73.71	$71.32	$52.85

Total Return[b]	22.04%	0.20%	6.12%	35.58%	9.41%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,139	$1,803	$2,022	$12,566	$1,192
Ratios to average net assets:
Net investment income (loss)	(0.95%)	(0.92%)	(0.86%)	(1.12%)	(1.08%)
Total expenses	1.62%	1.60%	1.61%	1.62%	1.60%
Portfolio turnover rate	518%	520%	495%	472%	442%

94 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$66.49	$67.17	$65.64	$49.03	$46.50
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.24)	(1.03)	(1.11)	(1.16)	(.85)
Net gain (loss) on investments (realized and unrealized)	15.30	.68	4.60	18.09	4.64
Total from investment operations	14.06	(.35)	3.49	16.93	3.79
Less distributions from:
Net realized gains	—	(.33)	(1.96)	(.32)	(1.26)
Total distributions	—	(.33)	(1.96)	(.32)	(1.26)
Net asset value, end of period	$80.55	$66.49	$67.17	$65.64	$49.03

Total Return[b]	21.13%	(0.54%)	5.34%	34.56%	8.55%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,321	$2,798	$2,436	$4,655	$1,111
Ratios to average net assets:
Net investment income (loss)	(1.71%)	(1.53%)	(1.68%)	(1.85%)	(1.91%)
Total expenses	2.37%	2.35%	2.35%	2.37%	2.35%
Portfolio turnover rate	518%	520%	495%	472%	442%

H-Class	Year Ended March 31, 2017	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]	Year Ended March 31, 2014[c]	Year Ended March 28, 2013[c]
Per Share Data
Net asset value, beginning of period	$71.40	$71.64	$69.58	$51.70	$48.71
Income (loss) from investment operations:
Net investment income (loss)[a]	(.78)	(.72)	(.78)	(1.07)	(.64)
Net gain (loss) on investments (realized and unrealized)	16.56	.81	4.80	19.27	4.89
Total from investment operations	15.78	.09	4.02	18.20	4.25
Less distributions from:
Net realized gains	—	(.33)	(1.96)	(.32)	(1.26)
Total distributions	—	(.33)	(1.96)	(.32)	(1.26)
Net asset value, end of period	$87.18	$71.40	$71.64	$69.58	$51.70

Total Return[b]	22.09%	0.11%	5.80%	35.23%	9.13%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,384	$7,132	$1,830	$11,814	$552
Ratios to average net assets:
Net investment income (loss)	(1.03%)	(0.97%)	(1.12%)	(1.53%)	(1.36%)
Total expenses	1.62%	1.67%	1.85%	1.87%	1.85%
Portfolio turnover rate	518%	520%	495%	472%	442%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]
Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 95

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

LEISURE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies in leisure and entertainment businesses (“leisure companies”).

For the one-year period ended March 31, 2017, Leisure Fund Investor Class returned 16.20%, compared with 13.17% for the S&P 500 Consumer Discretionary Index. The broader S&P 500 Index returned 17.17%.

The media industry was the largest contributor to return, followed by the hotels, restaurants & leisure industry. The leisure products industry was the only detractor; the equity real estate investment trust (REITs) industry contributed least.

Among the holdings that contributed the most to the Fund’s performance for the period were Charter Communications, Inc. — Class A, Comcast Corp. — Class A, and Time Warner, Inc. The Fund’s weakest holdings for the period were Vista Outdoor, Inc., Gannett Co., Inc., and Liberty Global plc — Class C.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	May 3, 2001
H-Class	June 3, 1998

Ten Largest Holdings (% of Total Net Assets)
Walt Disney Co.	3.6%
Comcast Corp. — Class A	3.5%
Philip Morris International, Inc.	3.5%
Altria Group, Inc.	3.0%
McDonald’s Corp.	2.7%
Charter Communications, Inc. — Class A	2.7%
Reynolds American, Inc.	2.5%
Starbucks Corp.	2.5%
Time Warner, Inc.	2.3%
Twenty-First Century Fox, Inc. — Class A	2.1%
Top Ten Total	28.4%

“Ten Largest Holdings” excludes any temporary cash investments.

96 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2017

	1 Year	5 Year	10 Year
Investor Class Shares	16.20%	14.83%	7.47%
A-Class Shares	15.91%	14.54%	7.20%
A-Class Shares with sales charge†	10.40%	13.43%	6.68%
C-Class Shares	15.05%	13.69%	6.40%
C-Class Shares with CDSC‡	14.05%	13.69%	6.40%
H-Class Shares**	15.90%	14.36%	7.00%
S&P 500 Consumer Discretionary Index	13.17%	16.25%	10.61%
S&P 500 Index	17.17%	13.30%	7.51%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 97

SCHEDULE OF INVESTMENTS	March 31, 2017
LEISURE FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Media - 28.6%
Walt Disney Co.	6,807	$771,846
Comcast Corp. — Class A	20,300	763,077
Charter Communications, Inc. — Class A*	1,776	581,320
Time Warner, Inc.	5,072	495,585
Twenty-First Century Fox, Inc. — Class A	13,979	452,780
CBS Corp. — Class B	4,495	311,772
DISH Network Corp. — Class A*	4,906	311,482
Viacom, Inc. — Class B	5,432	253,240
Discovery Communications, Inc. — Class A*	8,271	240,603
Liberty Broadband Corp. — Class C*	2,640	228,096
Liberty Global plc — Class C*	6,059	212,307
Scripps Networks Interactive, Inc. — Class A	2,314	181,348
Grupo Televisa SAB ADR	6,740	174,836
News Corp. — Class A	12,295	159,835
TEGNA, Inc.	5,209	133,455
Sinclair Broadcast Group, Inc. — Class A1	2,880	116,640
AMC Networks, Inc. — Class A*,1	1,960	115,013
Cable One, Inc.	170	106,160
Nexstar Media Group, Inc. — Class A	1,499	105,155
Tribune Media Co. — Class A	2,800	104,356
Meredith Corp.	1,540	99,484
Time, Inc.	4,115	79,625
MSG Networks, Inc. — Class A*	3,270	76,355
Scholastic Corp.	1,570	66,835
Gray Television, Inc.*	4,190	60,755
Total Media		6,201,960

Retail - 18.7%
McDonald’s Corp.	4,569	592,187
Starbucks Corp.	9,304	543,260
Yum! Brands, Inc.	4,261	272,278
Chipotle Mexican Grill, Inc. — Class A*	488	217,414
Darden Restaurants, Inc.	2,323	194,365
Yum China Holdings, Inc.*	6,871	186,891
Domino’s Pizza, Inc.	924	170,293
Restaurant Brands International, Inc.	2,771	154,456
Panera Bread Co. — Class A*,1	568	148,742
Dunkin’ Brands Group, Inc.	2,310	126,311
Cracker Barrel Old Country Store, Inc.[1]	700	111,475
Wendy’s Co.	7,770	105,750
Texas Roadhouse, Inc. — Class A	2,324	103,488
Jack in the Box, Inc.	1,010	102,737
Papa John’s International, Inc.	1,264	101,171
Cheesecake Factory, Inc.	1,590	100,742
Buffalo Wild Wings, Inc.*	607	92,719
Dave & Buster’s Entertainment, Inc.*	1,516	92,612
Brinker International, Inc.[1]	1,944	85,458
Bloomin’ Brands, Inc.	4,272	84,287
Bob Evans Farms, Inc.	1,030	66,816
Shake Shack, Inc. — Class A*	1,950	65,130
Sonic Corp.	2,459	62,360
DineEquity, Inc.	1,060	57,685
BJ’s Restaurants, Inc.*	1,360	54,944
Wingstop, Inc.[1]	1,892	53,506
Red Robin Gourmet Burgers, Inc.*	890	52,021
Fiesta Restaurant Group, Inc.*	1,980	47,916
Total Retail		4,047,014

Lodging - 11.5%
Las Vegas Sands Corp.	6,747	385,052
Marriott International, Inc. — Class A	3,767	354,777
Hilton Worldwide Holdings, Inc.	4,300	251,378
MGM Resorts International	8,370	229,338
Melco Crown Entertainment Ltd. ADR	11,323	209,928
Wynn Resorts Ltd.	1,761	201,828
Wyndham Worldwide Corp.	2,011	169,507
Hyatt Hotels Corp. — Class A*,1	2,790	150,604
Choice Hotels International, Inc.	1,720	107,672
ILG, Inc.	4,634	97,129
Hilton Grand Vacations, Inc.*	3,347	95,925
Boyd Gaming Corp.*	4,295	94,533
La Quinta Holdings, Inc.*	5,208	70,412
Caesars Entertainment Corp.*	7,140	68,187
Total Lodging		2,486,270

Agriculture - 10.7%
Philip Morris International, Inc.	6,702	756,655
Altria Group, Inc.	9,202	657,207
Reynolds American, Inc.	8,686	547,392
British American Tobacco plc ADR[1]	2,770	183,706
Vector Group Ltd.	4,493	93,454
Universal Corp.	1,109	78,462
Total Agriculture		2,316,876

Entertainment - 9.1%
Vail Resorts, Inc.	840	161,196
IMAX Corp.*	4,540	154,360
Six Flags Entertainment Corp.	2,250	133,853
Lions Gate Entertainment Corp. — Class A*	5,009	133,039
Cinemark Holdings, Inc.	2,986	132,399
Lions Gate Entertainment Corp. — Class B*	5,381	131,189
Madison Square Garden Co. — Class A*	623	124,419
International Game Technology plc	5,200	123,240
AMC Entertainment Holdings, Inc. — Class A	3,760	118,252
Regal Entertainment Group — Class A1	4,800	108,384
Marriott Vacations Worldwide Corp.	961	96,033
Churchill Downs, Inc.	585	92,926
Red Rock Resorts, Inc. — Class A	4,177	92,646
Scientific Games Corp. — Class A*	3,653	86,393
Penn National Gaming, Inc.*	4,357	80,300
International Speedway Corp. — Class A	1,990	73,531
SeaWorld Entertainment, Inc.	3,890	71,070
Pinnacle Entertainment, Inc.*	3,146	61,410
Total Entertainment		1,974,640

98 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
LEISURE FUND

	Shares	Value

Leisure Time - 6.5%
Carnival Corp.	6,369	$375,198
Royal Caribbean Cruises Ltd.	2,692	264,112
Norwegian Cruise Line Holdings Ltd.*	3,800	192,774
Harley-Davidson, Inc.	3,049	184,465
Brunswick Corp.	2,185	133,722
Polaris Industries, Inc.[1]	1,500	125,700
Planet Fitness, Inc. — Class A1	3,990	76,887
Vista Outdoor, Inc.*	2,998	61,729
Total Leisure Time		1,414,587

Beverages - 5.7%
Constellation Brands, Inc. — Class A	1,986	321,871
Molson Coors Brewing Co. — Class B	2,675	256,024
Brown-Forman Corp. — Class B	5,208	240,505
Anheuser-Busch InBev S.A. ADR	1,763	193,507
Diageo plc ADR	1,370	158,345
Boston Beer Company, Inc. — Class A*,1	530	76,665
Total Beverages		1,246,917

Software - 3.7%
Activision Blizzard, Inc.	7,085	353,259
Electronic Arts, Inc.*	3,370	301,682
Take-Two Interactive Software, Inc.*	2,389	141,596
Total Software		796,537

Toys, Games & Hobbies - 1.7%
Hasbro, Inc.	2,032	202,834
Mattel, Inc.	6,669	170,793
Total Toys, Games & Hobbies		373,627

REITs - 1.3%
Gaming and Leisure Properties, Inc.	4,668	156,005
Park Hotels & Resorts, Inc.	5,115	131,302
Total REITs		287,307

Food Service - 0.8%
Aramark	4,616	170,192

Commercial Services - 0.7%
Live Nation Entertainment, Inc.*	4,791	145,503

Miscellaneous Manufacturing - 0.5%
American Outdoor Brands Corp.*,1	3,060	60,618
Sturm Ruger & Company, Inc.[1]	1,050	56,228
Total Miscellaneous Manufacturing		116,846

Total Common Stocks
(Cost $15,702,115)		21,578,276

RIGHTS††† - 0.0%**
Nexstar Media Group CVR
Expires 01/18/19	8,160	—
Total Rights
(Cost $—)		—

	Face Amount

REPURCHASE AGREEMENT††,2 - 0.1%
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	$29,733	29,733
Total Repurchase Agreement
(Cost $29,733)		29,733

	Shares

SECURITIES LENDING COLLATERAL†,3 - 4.2%
First American Government Obligations Fund — Class Z, 0.61%[4]	908,995	908,995
Total Securities Lending Collateral
(Cost $908,995)		908,995

Total Investments - 103.8%
(Cost $16,640,843)		$22,517,004
Other Assets & Liabilities, net - (3.8)%		(827,412)
Total Net Assets - 100.0%		$21,689,592

*	Non-income producing security.
**	Less than 0.1% of net assets.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2017 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6
[4]	Rate indicated is the 7 day yield as of March 31, 2017.
ADR — American Depositary Receipt
plc — Public Limited Company
CVR — Contingent Value Rights

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 99

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
LEISURE FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3		Total
Common Stocks	$21,578,276	$—	$—		$21,578,276
Repurchase Agreement	—	29,733	—		29,733
Rights	—	—	—	*	—
Securities Lending Collateral	908,995	—	—		908,995
Total	$22,487,271	$29,733	$—		$22,517,004

*	Security has a market value of $0.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

100 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets:
Investments, at value - including $892,138 of securities loaned (cost $16,611,110)	$22,487,271
Repurchase agreements, at value (cost $29,733)	29,733
Total investments (cost $16,640,843)	22,517,004
Receivables:
Fund shares sold	2,530,913
Securities sold	63,990
Dividends	44,022
Foreign taxes reclaim	3,881
Securities lending income	572
Total assets	25,160,382

Liabilities:
Payable for:
Securities purchased	2,527,518
Return of securities loaned	908,995
Management fees	15,486
Transfer agent and administrative fees	4,555
Fund shares redeemed	4,492
Distribution and service fees	2,093
Portfolio accounting fees	1,822
Miscellaneous	5,829
Total liabilities	3,470,790
Commitments and contingent liabilities (Note 11)	—
Net assets	$21,689,592

Net assets consist of:
Paid in capital	$16,688,048
Undistributed net investment income	470,823
Accumulated net realized gain on investments	(1,345,440)
Net unrealized appreciation on investments	5,876,161
Net assets	$21,689,592

Investor Class:
Net assets	$14,412,728
Capital shares outstanding	203,131
Net asset value per share	$70.95

A-Class:
Net assets	$2,180,320
Capital shares outstanding	33,019
Net asset value per share	$66.03
Maximum offering price per share (Net asset value divided by 95.25%)	$69.32

C-Class:
Net assets	$1,327,059
Capital shares outstanding	22,035
Net asset value per share	$60.23

H-Class:
Net assets	$3,769,485
Capital shares outstanding	58,549
Net asset value per share	$64.38

STATEMENT OF OPERATIONS
Year Ended March 31, 2017

Investment Income:
Dividends (net of foreign withholding tax of $3,409)	$589,929
Income from securities lending, net	4,090
Interest	384
Total investment income	594,403

Expenses:
Management fees	240,244
Transfer agent and administrative fees	70,660
Distribution and service fees:
A-Class	16,463
C-Class	12,568
H-Class	13,654
Portfolio accounting fees	28,264
Registration fees	22,014
Custodian fees	4,142
Trustees’ fees*	1,887
Line of credit fees	101
Miscellaneous	22,383
Total expenses	432,380
Net investment income	162,023

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	6,743,496
Net realized gain	6,743,496
Net change in unrealized appreciation (depreciation) on:
Investments	(1,727,882)
Net change in unrealized appreciation (depreciation)	(1,727,882)
Net realized and unrealized gain	5,015,614
Net increase in net assets resulting from operations	$5,177,637

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 101

LEISURE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$162,023	$131,755
Net realized gain (loss) on investments	6,743,496	(3,323,030)
Net change in unrealized appreciation (depreciation) on investments	(1,727,882)	84,303
Net increase (decrease) in net assets resulting from operations	5,177,637	(3,106,972)

Distributions to shareholders from:
Net investment income
Investor Class	(79,568)	(136,576)
A-Class	(31,053)	(73,115)
C-Class	(6,507)	(10,686)
H-Class	(14,627)	(65,152)*
Net realized gains
Investor Class	—	(46,005)
A-Class	—	(24,629)
C-Class	—	(3,600)
H-Class	—	(21,946)*
Total distributions to shareholders	(131,755)	(381,709)

Capital share transactions:
Proceeds from sale of shares
Investor Class	73,417,889	71,375,657
A-Class	17,978,158	23,772,534
C-Class	303,924	946,866
H-Class	38,389,308	98,127,231 *
Distributions reinvested
Investor Class	77,283	178,912
A-Class	29,016	83,611
C-Class	6,322	13,503
H-Class	14,567	87,017 *
Cost of shares redeemed
Investor Class	(77,077,573)	(102,869,164)
A-Class	(24,564,037)	(26,178,067)
C-Class	(505,982)	(1,158,823)
H-Class	(49,153,554)	(91,022,759)*
Net decrease from capital share transactions	(21,084,679)	(26,643,482)
Net decrease in net assets	(16,038,797)	(30,132,163)

Net assets:
Beginning of year	37,728,389	67,860,552
End of year	$21,689,592	$37,728,389
Undistributed net investment income at end of year	$470,823	$131,755

102 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended March 31, 2017	Year Ended March 31, 2016
Capital share activity:
Shares sold
Investor Class	1,144,896	1,162,945
A-Class	304,282	421,600
C-Class	5,480	18,122
H-Class	661,870	1,771,250 *
Shares issued from reinvestment of distributions
Investor Class	1,225	2,989
A-Class	494	1,495
C-Class	118	262
H-Class	254	1,596 *
Shares redeemed
Investor Class	(1,190,262)	(1,716,917)
A-Class	(411,259)	(471,745)
C-Class	(9,257)	(22,844)
H-Class	(840,148)	(1,663,736)*
Net decrease in shares	(332,307)	(494,983)

*	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 103

LEISURE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$61.36	$60.75	$55.81	$44.93	$36.94
Income (loss) from investment operations:
Net investment income (loss)[a]	.52	.22	.52	.20	.36
Net gain (loss) on investments (realized and unrealized)	9.38	.82	5.64	10.95	7.66
Total from investment operations	9.90	1.04	6.16	11.15	8.02
Less distributions from:
Net investment income	(.31)	(.32)	(.12)	(.27)	(.03)
Net realized gains	—	(.11)	(1.10)	—	—
Total distributions	(.31)	(.43)	(1.22)	(.27)	(.03)
Net asset value, end of period	$70.95	$61.36	$60.75	$55.81	$44.93

Total Return[b]	16.20%	1.72%	11.15%	24.83%	21.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,413	$15,173	$48,494	$24,139	$22,005
Ratios to average net assets:
Net investment income (loss)	0.81%	0.35%	0.89%	0.39%	0.92%
Total expenses	1.38%	1.34%	1.34%	1.37%	1.35%
Portfolio turnover rate	352%	339%	343%	265%	517%

A-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$57.27	$56.88	$52.46	$42.35	$34.91
Income (loss) from investment operations:
Net investment income (loss)[a]	.23	.08	.38	.04	.29
Net gain (loss) on investments (realized and unrealized)	8.84	.74	5.26	10.34	7.18
Total from investment operations	9.07	.82	5.64	10.38	7.47
Less distributions from:
Net investment income	(.31)	(.32)	(.12)	(.27)	(.03)
Net realized gains	—	(.11)	(1.10)	—	—
Total distributions	(.31)	(.43)	(1.22)	(.27)	(.03)
Net asset value, end of period	$66.03	$57.27	$56.88	$52.46	$42.35

Total Return[b]	15.91%	1.45%	10.86%	24.53%	21.42%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,180	$7,990	$10,703	$1,778	$1,409
Ratios to average net assets:
Net investment income (loss)	0.40%	0.15%	0.69%	0.09%	0.80%
Total expenses	1.62%	1.60%	1.58%	1.62%	1.60%
Portfolio turnover rate	352%	339%	343%	265%	517%

104 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$52.65	$52.72	$49.07	$39.92	$33.16
Income (loss) from investment operations:
Net investment income (loss)[a]	(.18)	(.28)	(.19)	(.27)	.01
Net gain (loss) on investments (realized and unrealized)	8.07	.64	5.06	9.69	6.78
Total from investment operations	7.89	.36	4.87	9.42	6.79
Less distributions from:
Net investment income	(.31)	(.32)	(.12)	(.27)	(.03)
Net realized gains	—	(.11)	(1.10)	—	—
Total distributions	(.31)	(.43)	(1.22)	(.27)	(.03)
Net asset value, end of period	$60.23	$52.65	$52.72	$49.07	$39.92

Total Return[b]	15.05%	0.69%	10.04%	23.61%	20.54%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,327	$1,353	$1,590	$1,460	$928
Ratios to average net assets:
Net investment income (loss)	(0.33%)	(0.54%)	(0.37%)	(0.59%)	0.03%
Total expenses	2.37%	2.35%	2.35%	2.37%	2.35%
Portfolio turnover rate	352%	339%	343%	265%	517%

H-Class	Year Ended March 31, 2017	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]	Year Ended March 31, 2014[c]	Year Ended March 28, 2013[c]
Per Share Data
Net asset value, beginning of period	$55.85	$55.50	$51.31	$41.54	$34.33
Income (loss) from investment operations:
Net investment income (loss)[a]	.20	.27	.30	(.11)	.29
Net gain (loss) on investments (realized and unrealized)	8.64	.51	5.11	10.15	6.95
Total from investment operations	8.84	.78	5.41	10.04	7.24
Less distributions from:
Net investment income	(.31)	(.32)	(.12)	(.27)	(.03)
Net realized gains	—	(.11)	(1.10)	—	—
Total distributions	(.31)	(.43)	(1.22)	(.27)	(.03)
Net asset value, end of period	$64.38	$55.85	$55.50	$51.31	$41.54

Total Return[b]	15.90%	1.41%	10.66%	24.18%	21.12%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,769	$13,212	$7,074	$3,115	$1,241
Ratios to average net assets:
Net investment income (loss)	0.34%	0.49%	0.55%	(0.23%)	0.80%
Total expenses	1.63%	1.64%	1.83%	1.87%	1.85%
Portfolio turnover rate	352%	339%	343%	265%	517%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]
Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 105

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

PRECIOUS METALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-related services (“precious metals companies”).

For the one-year period ended March 31, 2017, Precious Metals Fund Investor Class returned 17.82%, compared with 19.22% for the S&P 500 Materials Index. The broader S&P 500 Index returned 17.17%.

The gold mining industry was the main contributor to return, followed by the silver mining segment. The diversified metals & mining industry detracted the most from return, followed by the precious metals & minerals segment.

The leading contributors to return were Barrick Gold Corp., Newmont Mining Corp., and Pretium Resources, Inc. The leading detractors were Sibanye Gold Ltd. ADR, Harmony Gold Mining Company Ltd. ADR, and New Gold, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	December 1, 1993
A-Class	September 1, 2004
C-Class	April 27, 2001
H-Class	August 1, 2003

Ten Largest Holdings (% of Total Net Assets)
Barrick Gold Corp.	6.6%
Freeport-McMoRan, Inc.	6.3%
Newmont Mining Corp.	6.0%
Goldcorp, Inc.	4.8%
Franco-Nevada Corp.	4.8%
Agnico Eagle Mines Ltd.	4.4%
Silver Wheaton Corp.	4.4%
Randgold Resources Ltd. ADR	4.0%
VanEck Vectors Junior Gold Miners ETF	3.8%
Royal Gold, Inc.	3.1%
Top Ten Total	48.2%

“Ten Largest Holdings” excludes any temporary cash investments.

106 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2017

	1 Year	5 Year	10 Year
Investor Class Shares	16.91%	-12.12%	-4.71%
A-Class Shares	16.59%	-12.36%	-4.96%
A-Class Shares with sales charge†	11.04%	-13.21%	-5.42%
C-Class Shares	15.76%	-12.99%	-5.66%
C-Class Shares with CDSC‡	14.76%	-12.99%	-5.66%
H-Class Shares**	16.65%	-12.50%	-5.15%
S&P 500 Materials Index	19.22%	9.46%	5.75%
S&P 500 Index	17.17%	13.30%	7.51%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 107

SCHEDULE OF INVESTMENTS	March 31, 2017
PRECIOUS METALS FUND

	Shares	Value

COMMON STOCKS† - 96.4%

Mining - 96.4%
Barrick Gold Corp.	233,048	$4,425,583
Freeport-McMoRan, Inc.*	313,436	4,187,505
Newmont Mining Corp.	121,764	4,013,342
Goldcorp, Inc.	220,927	3,223,325
Franco-Nevada Corp.	48,483	3,176,121
Agnico Eagle Mines Ltd.	68,614	2,911,978
Silver Wheaton Corp.	139,362	2,904,304
Randgold Resources Ltd. ADR	30,654	2,675,481
Royal Gold, Inc.	29,747	2,083,777
AngloGold Ashanti Ltd. ADR[1]	181,021	1,949,596
Kinross Gold Corp.*	553,408	1,942,462
Cia de Minas Buenaventura S.A.A. ADR	135,436	1,630,649
Gold Fields Ltd. ADR	442,121	1,560,687
Pan American Silver Corp.	87,975	1,541,322
Tahoe Resources, Inc.	190,368	1,528,655
Eldorado Gold Corp.[1]	442,441	1,508,724
B2Gold Corp.*	521,323	1,475,344
Alamos Gold, Inc. — Class A	182,820	1,468,045
Yamana Gold, Inc.[1]	525,428	1,450,181
Hecla Mining Co.	260,388	1,377,453
Sibanye Gold Ltd. ADR[1]	153,782	1,354,819
Stillwater Mining Co.*	77,703	1,341,931
Pretium Resources, Inc.*,1	122,776	1,314,931
IAMGOLD Corp.*	312,881	1,251,524
New Gold, Inc.*	413,918	1,233,476
Coeur Mining, Inc.*	140,159	1,132,485
Novagold Resources, Inc.*	226,323	1,102,193
First Majestic Silver Corp.*,1	134,345	1,090,881
Silver Standard Resources, Inc.*	97,685	1,036,438
Harmony Gold Mining Company Ltd. ADR[1]	397,549	973,995
McEwen Mining, Inc.[1]	278,657	847,117
Fortuna Silver Mines, Inc.*	157,373	818,340
Sandstorm Gold Ltd.*,1	174,514	745,175
Seabridge Gold, Inc.*,1	63,931	703,241
Richmont Mines, Inc.*	83,164	590,464
Endeavour Silver Corp.*,1	182,650	580,827
MAG Silver Corp.*	34,200	449,046
Gold Resource Corp.	50,500	228,260
AuRico Metals, Inc.*	5	4
Total Mining		63,829,681

Total Common Stocks
(Cost $43,726,160)		63,829,681

EXCHANGE-TRADED FUNDS† - 3.8%
VanEck Vectors Junior Gold Miners ETF	70,578	2,539,396
Total Exchange-Traded Funds
(Cost $1,636,478)		2,539,396

	Face Amount

REPURCHASE AGREEMENT††,2 - 0.2%
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	$116,578	116,578
Total Repurchase Agreement
(Cost $116,578)		116,578

	Shares

SECURITIES LENDING COLLATERAL†,3 - 10.1%
First American Government Obligations Fund — Class Z, 0.61%[4]	6,731,112	6,731,112
Total Securities Lending Collateral
(Cost $6,731,112)		6,731,112

Total Investments - 110.6%
(Cost $52,210,328)		$73,216,767
Other Assets & Liabilities, net - (10.6)%		(7,040,216)
Total Net Assets - 100.0%		$66,176,551

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2017 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of March 31, 2017.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

108 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
PRECIOUS METALS FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$63,829,681	$—	$—	$63,829,681
Exchange-Traded Funds	2,539,396	—	—	2,539,396
Repurchase Agreement	—	116,578	—	116,578
Securities Lending Collateral	6,731,112	—	—	6,731,112
Total	$73,100,189	$116,578	$—	$73,216,767

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 109

PRECIOUS METALS FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets:
Investments, at value - including $6,470,140 of securities loaned (cost $52,093,750)	$73,100,189
Repurchase agreements, at value (cost $116,578)	116,578
Total investments (cost $52,210,328)	73,216,767
Receivables:
Securities sold	1,177,941
Fund shares sold	697,422
Dividends	47,824
Securities lending income	5,755
Total assets	75,145,709

Liabilities:
Payable for:
Return of securities loaned	6,731,112
Fund shares redeemed	1,628,638
Deferred foreign capital gains taxes	518,061
Management fees	40,789
Transfer agent and administrative fees	13,596
Distribution and service fees	9,476
Portfolio accounting fees	5,438
Miscellaneous	22,048
Total liabilities	8,969,158
Commitments and contingent liabilities (Note 11)	—
Net assets	$66,176,551

Net assets consist of:
Paid in capital	$100,487,649
Accumulated net investment loss	(234,463)
Accumulated net realized loss on investments	(54,905,569)
Net unrealized appreciation on investments	20,828,934
Net assets	$66,176,551

Investor Class:
Net assets	$43,530,155
Capital shares outstanding	1,412,242
Net asset value per share	$30.82

A-Class:
Net assets	$12,085,191
Capital shares outstanding	408,434
Net asset value per share	$29.59
Maximum offering price per share (Net asset value divided by 95.25%)	$31.07

C-Class:
Net assets	$7,606,921
Capital shares outstanding	293,859
Net asset value per share	$25.89

H-Class:
Net assets	$2,954,284
Capital shares outstanding	102,841
Net asset value per share	$28.73

STATEMENT OF OPERATIONS
Year Ended March 31, 2017

Investment Income:
Dividends (net of foreign withholding tax of $40,173)	$564,450
Income from securities lending, net	31,437
Interest	1,744
Total investment income	597,631

Expenses:
Management fees	725,776
Transfer agent and administrative fees	241,925
Distribution and service fees:
A-Class	29,377
C-Class	84,106
H-Class	13,493
Portfolio accounting fees	96,769
Custodian fees	14,558
Trustees’ fees*	11,043
Line of credit fees	151
Miscellaneous	141,760
Total expenses	1,358,958
Net investment loss	(761,327)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	10,615,233 [a]
Foreign currency	(51)
Net realized gain	10,615,182
Net change in unrealized appreciation (depreciation) on:
Investments	(1,934,542)[b]
Net change in unrealized appreciation (depreciation)	(1,934,542)
Net realized and unrealized gain	8,680,640
Net increase in net assets resulting from operations	$7,919,313

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
[a]	Net of foreign capital gain taxes of $340,556.
[b]	Net of deferred foreign capital gain taxes of $177,505.

110 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(761,327)	$(184,033)
Net realized gain (loss) on investments	10,615,182	(7,581,988)
Net change in unrealized appreciation (depreciation) on investments	(1,934,542)	12,729,730
Net increase in net assets resulting from operations	7,919,313	4,963,709

Distributions to shareholders from:
Net investment income
Investor Class	(2,205,828)	(126,920)
A-Class	(423,349)	(12,863)
C-Class	(340,156)	(26,376)
H-Class	(148,234)	(17,754)*
Total distributions to shareholders	(3,117,567)	(183,913)

Capital share transactions:
Proceeds from sale of shares
Investor Class	617,795,119	253,246,357
A-Class	28,200,735	32,975,820
C-Class	9,381,549	11,345,908
H-Class	78,064,423	219,344,787 *
Distributions reinvested
Investor Class	2,149,219	121,222
A-Class	409,011	9,017
C-Class	335,809	26,086
H-Class	147,702	17,751 *
Cost of shares redeemed
Investor Class	(629,758,275)	(238,675,293)
A-Class	(20,496,890)	(34,545,272)
C-Class	(9,377,725)	(10,512,858)
H-Class	(77,888,581)	(225,166,382)*
Net increase (decrease) from capital share transactions	(1,037,904)	8,187,143
Net increase in net assets	3,763,842	12,966,939

Net assets:
Beginning of year	62,412,709	49,445,770
End of year	$66,176,551	$62,412,709
Accumulated net investment loss/Undistributed net investment income at end of year	$(234,463)	$75,723

Capital share activity:
Shares sold
Investor Class	17,910,788	11,832,927
A-Class	836,189	1,496,099
C-Class	313,607	599,391
H-Class	2,469,224	10,896,192 *
Shares issued from reinvestment of distributions
Investor Class	70,420	6,994
A-Class	13,945	540
C-Class	13,051	1,755
H-Class	5,186	1,092 *
Shares redeemed
Investor Class	(18,370,925)	(11,253,817)
A-Class	(582,330)	(1,558,936)
C-Class	(324,703)	(567,160)
H-Class	(2,471,225)	(11,153,001)*
Net increase (decrease) in shares	(116,773)	302,076

*	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 111

PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$27.37	$25.11	$35.78	$51.65	$65.73
Income (loss) from investment operations:
Net investment income (loss)[a]	(.23)	(.07)	.01	.36	.34
Net gain (loss) on investments (realized and unrealized)	4.85	2.44	(9.88)	(16.06)	(12.12)
Total from investment operations	4.62	2.37	(9.87)	(15.70)	(11.78)
Less distributions from:
Net investment income	(1.17)	(.11)	(.80)	(.17)	(.10)
Net realized gains	—	—	—	—	(2.20)
Total distributions	(1.17)	(.11)	(.80)	(.17)	(2.30)
Net asset value, end of period	$30.82	$27.37	$25.11	$35.78	$51.65

Total Return[b]	16.91%	9.67%	(27.88%)	(30.37%)	(18.60%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$43,530	$49,321	$30,528	$42,846	$71,386
Ratios to average net assets:
Net investment income (loss)	(0.67%)	(0.31%)	0.04%	0.96%	0.55%
Total expenses[c]	1.27%	1.25%	1.25%	1.27%	1.25%
Portfolio turnover rate	508%	797%	371%	348%	206%

A-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$26.39	$24.28	$34.75	$50.28	$64.21
Income (loss) from investment operations:
Net investment income (loss)[a]	(.27)	(.12)	(.10)	.16	.21
Net gain (loss) on investments (realized and unrealized)	4.64	2.34	(9.57)	(15.52)	(11.84)
Total from investment operations	4.37	2.22	(9.67)	(15.36)	(11.63)
Less distributions from:
Net investment income	(1.17)	(.11)	(.80)	(.17)	(.10)
Net realized gains	—	—	—	—	(2.20)
Total distributions	(1.17)	(.11)	(.80)	(.17)	(2.30)
Net asset value, end of period	$29.59	$26.39	$24.28	$34.75	$50.28

Total Return[b]	16.59%	9.38%	(28.13%)	(30.52%)	(18.80%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,085	$3,711	$4,928	$5,235	$5,988
Ratios to average net assets:
Net investment income (loss)	(0.82%)	(0.54%)	(0.29%)	0.45%	0.35%
Total expenses[c]	1.52%	1.50%	1.50%	1.52%	1.50%
Portfolio turnover rate	508%	797%	371%	348%	206%

112 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$23.38	$21.67	$31.34	$45.72	$59.02
Income (loss) from investment operations:
Net investment income (loss)[a]	(.46)	(.26)	(.29)	(.07)	(.23)
Net gain (loss) on investments (realized and unrealized)	4.14	2.08	(8.58)	(14.14)	(10.77)
Total from investment operations	3.68	1.82	(8.87)	(14.21)	(11.00)
Less distributions from:
Net investment income	(1.17)	(.11)	(.80)	(.17)	(.10)
Net realized gains	—	—	—	—	(2.20)
Total distributions	(1.17)	(.11)	(.80)	(.17)	(2.30)
Net asset value, end of period	$25.89	$23.38	$21.67	$31.34	$45.72

Total Return[b]	15.76%	8.66%	(28.64%)	(31.05%)	(19.39%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,607	$6,825	$5,590	$9,250	$18,608
Ratios to average net assets:
Net investment income (loss)	(1.59%)	(1.34%)	(0.99%)	(0.22%)	(0.42%)
Total expenses[c]	2.27%	2.25%	2.25%	2.27%	2.25%
Portfolio turnover rate	508%	797%	371%	348%	206%

H-Class	Year Ended March 31, 2017	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]
Per Share Data
Net asset value, beginning of period	$25.64	$23.64	$33.92	$49.20	$63.02
Income (loss) from investment operations:
Net investment income (loss)[a]	(.31)	(.11)	(.14)	.12	(.02)
Net gain (loss) on investments (realized and unrealized)	4.57	2.22	(9.34)	(15.23)	(11.50)
Total from investment operations	4.26	2.11	(9.48)	(15.11)	(11.52)
Less distributions from:
Net investment income	(1.17)	(.11)	(.80)	(.17)	(.10)
Net realized gains	—	—	—	—	(2.20)
Total distributions	(1.17)	(.11)	(.80)	(.17)	(2.30)
Net asset value, end of period	$28.73	$25.64	$23.64	$33.92	$49.20

Total Return[b]	16.65%	9.17%	(28.24%)	(30.71%)	(18.99%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,954	$2,556	$8,400	$4,009	$3,148
Ratios to average net assets:
Net investment income (loss)	(0.94%)	(0.53%)	(0.45%)	0.34%	(0.04%)
Total expenses[c]	1.52%	1.59%	1.75%	1.77%	1.75%
Portfolio turnover rate	508%	797%	371%	348%	206%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]
Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 113

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

REAL ESTATE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the real estate industry, including real estate investment trusts (“REITs”) (collectively, “real estate companies”).

For the one-year period ended March 31, 2017, Real Estate Fund H-Class returned 7.18%, compared to a return of 3.17% for the MSCI U.S. REIT Index. The broader S&P 500 Index returned 17.17%.

Specialized REITs contributed the most to the performance of the Fund, followed by residential REITs. Hotel & resorts REITs detracted the most from performance, followed by mortgage REITs.

The strongest performing holdings included American Tower Corp. — Class A, Equinix, Inc., and New Residential Investment Corp. The main detractors were Simon Property Group, Inc., Public Storage, and GGP, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Simon Property Group, Inc.	2.1%
American Tower Corp. — Class A	2.1%
Public Storage	1.8%
Crown Castle International Corp.	1.7%
Equinix, Inc.	1.6%
Prologis, Inc.	1.5%
Welltower, Inc.	1.5%
Weyerhaeuser Co.	1.4%
AvalonBay Communities, Inc.	1.4%
Ventas, Inc.	1.4%
Top Ten Total	16.5%

“Ten Largest Holdings” excludes any temporary cash investments.

114 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2017

	1 Year	5 Year	10 Year
A-Class Shares	7.17%	7.60%	1.44%
A-Class Shares with sales charge†	2.08%	6.56%	0.95%
C-Class Shares	6.37%	6.78%	0.65%
C-Class Shares with CDSC‡	5.37%	6.78%	0.65%
H-Class Shares	7.18%	7.57%	1.42%
MSCI U.S. REIT Index	3.17%	9.82%	4.71%
S&P 500 Index	17.17%	13.30%	7.51%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the MSCI U.S. REIT Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A- Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 115

SCHEDULE OF INVESTMENTS	March 31, 2017
REAL ESTATE FUND

	Shares	Value

COMMON STOCKS† - 99.5%

REITs - 95.4%
REITs-DIVERSIFIED - 25.8%
American Tower Corp. — Class A	1,573	$191,181
Crown Castle International Corp.	1,642	155,086
Equinix, Inc.	367	146,935
Weyerhaeuser Co.	3,858	131,095
Vornado Realty Trust	1,106	110,943
Digital Realty Trust, Inc.	1,030	109,582
SBA Communications Corp.*	840	101,111
Duke Realty Corp.	3,053	80,202
Gaming and Leisure Properties, Inc.	2,109	70,483
Colony NorthStar, Inc. — Class A	5,373	69,365
Lamar Advertising Co. — Class A	919	68,686
WP Carey, Inc.	1,080	67,198
Forest City Realty Trust, Inc. — Class A	2,862	62,334
Liberty Property Trust	1,606	61,911
New Residential Investment Corp.	3,462	58,785
EPR Properties	771	56,769
CoreSite Realty Corp.	626	56,371
DuPont Fabros Technology, Inc.	1,128	55,938
Uniti Group, Inc.	2,034	52,579
GEO Group, Inc.[1]	1,107	51,332
STORE Capital Corp.	2,149	51,318
Gramercy Property Trust	1,902	50,023
Outfront Media, Inc.	1,867	49,569
CoreCivic, Inc.	1,540	48,387
Cousins Properties, Inc.	5,825	48,173
Rayonier, Inc.	1,688	47,838
Retail Properties of America, Inc. — Class A	3,299	47,572
PS Business Parks, Inc.	403	46,248
Lexington Realty Trust	3,980	39,720
Washington Real Estate Investment Trust	1,262	39,475
STAG Industrial, Inc.	1,528	38,231
American Assets Trust, Inc.	851	35,606
Potlatch Corp.	778	35,555
Total REITs-Diversified		2,335,601

REITs-OFFICE PROPERTY - 11.4%
Boston Properties, Inc.	880	116,520
SL Green Realty Corp.	794	84,655
Alexandria Real Estate Equities, Inc.	751	83,001
VEREIT, Inc.	8,797	74,687
Kilroy Realty Corp.	947	68,260
Douglas Emmett, Inc.	1,641	63,014
Hudson Pacific Properties, Inc.	1,739	60,239
Highwoods Properties, Inc.	1,168	57,384
Equity Commonwealth*	1,633	50,982
Paramount Group, Inc.	3,046	49,376
Empire State Realty Trust, Inc. — Class A	2,260	46,646
Corporate Office Properties Trust	1,402	46,406
Piedmont Office Realty Trust, Inc. — Class A	2,131	45,561
Brandywine Realty Trust	2,698	43,789
Columbia Property Trust, Inc.	1,922	42,765
Mack-Cali Realty Corp.	1,485	40,006
New York REIT, Inc.	3,419	33,130
Government Properties Income Trust	1,547	32,379
Total REITs-Office Property		1,038,800

REITs-APARTMENTS - 10.8%
AvalonBay Communities, Inc.	706	129,621
Equity Residential	1,967	122,386
Essex Property Trust, Inc.	429	99,326
Mid-America Apartment Communities, Inc.	861	87,598
UDR, Inc.	2,222	80,570
Apartment Investment & Management Co. — Class A	1,545	68,521
Invitation Homes, Inc.*	3,120	68,110
Camden Property Trust	843	67,828
American Campus Communities, Inc.	1,379	65,627
American Homes 4 Rent — Class A	2,649	60,821
Colony Starwood Homes	1,468	49,839
Education Realty Trust, Inc.	1,105	45,139
Monogram Residential Trust, Inc.	3,313	33,031
Total REITs-Apartments		978,417

REITs-HEALTH CARE - 9.3%
Welltower, Inc.	1,896	134,274
Ventas, Inc.	1,973	128,323
HCP, Inc.	3,234	101,160
Omega Healthcare Investors, Inc.	2,040	67,300
Senior Housing Properties Trust	2,814	56,984
Healthcare Trust of America, Inc. — Class A	1,743	54,835
Medical Properties Trust, Inc.	4,153	53,532
Healthcare Realty Trust, Inc.	1,574	51,155
Physicians Realty Trust	2,313	45,959
National Health Investors, Inc.	609	44,232
Care Capital Properties, Inc.	1,503	40,386
Sabra Health Care REIT, Inc.	1,261	35,220
Quality Care Properties, Inc.*	1,843	34,759
Total REITs-Health Care		848,119

REITs-HOTELS - 6.8%
Host Hotels & Resorts, Inc.	5,216	97,330
MGM Growth Properties LLC — Class A	2,355	63,703
Hospitality Properties Trust	1,883	59,371
Park Hotels & Resorts, Inc.	2,310	59,298
Apple Hospitality REIT, Inc.	2,788	53,251
Sunstone Hotel Investors, Inc.	3,096	47,462
LaSalle Hotel Properties	1,591	46,059
Ryman Hospitality Properties, Inc.	731	45,198
RLJ Lodging Trust	1,888	44,387
DiamondRock Hospitality Co.	3,448	38,445
Pebblebrook Hotel Trust[1]	1,305	38,119
FelCor Lodging Trust, Inc.	3,510	26,360
Total REITs-Hotels		618,983

116 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
REAL ESTATE FUND

	Shares	Value

REITs-SHOPPING CENTERS - 6.6%
Regency Centers Corp.	1,305	$86,639
Federal Realty Investment Trust	605	80,768
Kimco Realty Corp.	3,533	78,044
Brixmor Property Group, Inc.	3,070	65,882
DDR Corp.	4,302	53,904
Weingarten Realty Investors	1,613	53,858
Urban Edge Properties	1,612	42,396
Acadia Realty Trust	1,358	40,821
Retail Opportunity Investments Corp.	1,867	39,263
Kite Realty Group Trust	1,612	34,658
Ramco-Gershenson Properties Trust	1,949	27,325
Total REITs-Shopping Centers		603,558

REITs-REGIONAL MALLS - 6.1%
Simon Property Group, Inc.	1,123	193,190
GGP, Inc.	5,030	116,595
Macerich Co.	1,218	78,439
Taubman Centers, Inc.	788	52,024
Tanger Factory Outlet Centers, Inc.	1,415	46,370
Washington Prime Group, Inc.	3,818	33,178
CBL & Associates Properties, Inc.	3,441	32,827
Total REITs-Regional Malls		552,623

REITs-MORTGAGE - 5.5%
Annaly Capital Management, Inc.	7,882	87,569
AGNC Investment Corp.	3,352	66,671
Starwood Property Trust, Inc.	2,780	62,772
Chimera Investment Corp.	2,537	51,197
Two Harbors Investment Corp.	4,950	47,471
MFA Financial, Inc.	5,573	45,030
Blackstone Mortgage Trust, Inc. — Class A	1,445	44,737
Apollo Commercial Real Estate Finance, Inc.	1,822	34,272
Invesco Mortgage Capital, Inc.	2,208	34,047
CYS Investments, Inc.	3,573	28,405
Total REITs-Mortgage		502,171

REITs-STORAGE - 4.7%
Public Storage	729	159,585
Iron Mountain, Inc.	2,258	80,543
Extra Space Storage, Inc.	1,063	79,077
CubeSmart	2,148	55,762
Life Storage, Inc.	608	49,929
Total REITs-Storage		424,896

REITs-WAREHOUSE/INDUSTRIES - 4.1%
Prologis, Inc.	2,640	136,963
DCT Industrial Trust, Inc.	1,147	55,194
CyrusOne, Inc.	1,056	54,352
First Industrial Realty Trust, Inc.	1,714	45,644
EastGroup Properties, Inc.	549	40,368
QTS Realty Trust, Inc. — Class A	811	39,536
Total REITs-Warehouse/Industries		372,057

REITs-SINGLE TENANT - 2.9%
Realty Income Corp.	1,756	104,536
National Retail Properties, Inc.	1,491	65,037
Spirit Realty Capital, Inc.	5,595	56,677
Select Income REIT	1,523	39,278
Total REITs-Single Tenant		265,528

REITs-MAnufactured Homes - 1.4%
Equity LifeStyle Properties, Inc.	861	66,349
Sun Communities, Inc.	785	63,059
Total REITs-Manufactured Homes		129,408
Total REITs		8,670,161

Real Estate - 4.1%
Real Estate Management/Services - 2.7%
CBRE Group, Inc. — Class A*	2,487	86,522
Jones Lang LaSalle, Inc.	517	57,620
Realogy Holdings Corp.	1,833	54,605
Kennedy-Wilson Holdings, Inc.	1,877	41,669
Total Real Estate Management/Services		240,416

Real Estate Operations/Development - 1.4%
Brookfield Asset Management, Inc. — Class A	2,091	76,238
Howard Hughes Corp.*	472	55,342
Total Real Estate Operations/Development		131,580
Total Real Estate		371,996

Total Common Stocks
(Cost $7,796,524)		9,042,157

	Face Amount

REPURCHASE AGREEMENT††,2 - 0.1%
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	$5,230	5,230
Total Repurchase Agreement
(Cost $5,230)		5,230

	Shares

SECURITIES LENDING COLLATERAL†,3 - 0.8%
First American Government Obligations Fund — Class Z, 0.61%[4]	68,932	68,932
Total Securities Lending Collateral
(Cost $68,932)		68,932

Total Investments - 100.4%
(Cost $7,870,686)		$9,116,319
Other Assets & Liabilities, net - (0.4)%		(32,872)
Total Net Assets - 100.0%		$9,083,447

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 117

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
REAL ESTATE FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2017 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of March 31, 2017.
REIT— Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$9,042,157	$—	$—	$9,042,157
Repurchase Agreement	—	5,230	—	5,230
Securities Lending Collateral	68,932	—	—	68,932
Total	$9,111,089	$5,230	$—	$9,116,319

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

118 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets:
Investments, at value - including $67,894 of securities loaned (cost $7,865,456)	$9,111,089
Repurchase agreements, at value (cost $5,230)	5,230
Total investments (cost $7,870,686)	9,116,319
Cash	421
Receivables:
Securities sold	567,388
Fund shares sold	121,329
Dividends	57,147
Total assets	9,862,604

Liabilities:
Payable for:
Fund shares redeemed	689,983
Return of securities loaned	68,932
Management fees	9,202
Distribution and service fees	3,328
Transfer agent and administrative fees	2,707
Portfolio accounting fees	1,082
Miscellaneous	3,923
Total liabilities	779,157
Commitments and contingent liabilities (Note11)	—
Net assets	$9,083,447

Net assets consist of:
Paid in capital	$14,276,002
Accumulated net investment loss	(25,641)
Accumulated net realized loss on investments	(6,412,547)
Net unrealized appreciation on investments	1,245,633
Net assets	$9,083,447

A-Class:
Net assets	$1,762,363
Capital shares outstanding	46,928
Net asset value per share	$37.55
Maximum offering price per share (Net asset value divided by 95.25%)	$39.42

C-Class:
Net assets	$998,800
Capital shares outstanding	30,013
Net asset value per share	$33.28

H-Class:
Net assets	$6,322,284
Capital shares outstanding	168,821
Net asset value per share	$37.45

STATEMENT OF OPERATIONS
Year Ended March 31, 2017

Investment Income:
Dividends (net of foreign withholding tax of $1,270)	$953,237
Interest	457
Income from securities lending, net	93
Total investment income	953,787

Expenses:
Management fees	339,693
Transfer agent and administrative fees	99,910
Distribution and service fees:
A-Class	15,802
C-Class	17,908
H-Class	79,631
Portfolio accounting fees	39,963
Custodian fees	6,462
Trustees’ fees*	5,219
Line of credit fees	136
Miscellaneous	59,198
Total expenses	663,922
Net investment income	289,865

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	9,807,974
Net realized gain	9,807,974
Net change in unrealized appreciation (depreciation) on:
Investments	(5,277,557)
Net change in unrealized appreciation (depreciation)	(5,277,557)
Net realized and unrealized gain	4,530,417
Net increase in net assets resulting from operations	$4,820,282

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 119

REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$289,865	$476,009
Net realized gain (loss) on investments	9,807,974	(225,778)
Net change in unrealized appreciation (depreciation) on investments	(5,277,557)	(1,899,319)
Net increase (decrease) in net assets resulting from operations	4,820,282	(1,649,088)

Distributions to shareholders from:
Net investment income
A-Class	(210,089)	(72,600)
C-Class	(95,358)	(24,943)
H-Class	(528,698)	(335,675)
Total distributions to shareholders	(834,145)	(433,218)

Capital share transactions:
Proceeds from sale of shares
A-Class	13,401,514	37,206,021
C-Class	6,904,190	18,768,804
H-Class	489,324,519	281,436,754
Distributions reinvested
A-Class	203,192	66,044
C-Class	93,788	24,184
H-Class	527,824	335,273
Cost of shares redeemed
A-Class	(21,614,444)	(34,288,463)
C-Class	(7,926,493)	(19,545,538)
H-Class	(521,490,995)	(283,137,988)
Net increase (decrease) from capital share transactions	(40,576,905)	865,091
Net decrease in net assets	(36,590,768)	(1,217,215)

Net assets:
Beginning of year	45,674,215	46,891,430
End of year	$9,083,447	$45,674,215
(Accumulated net investment loss)/Undistributed net investment income at end of year	$(25,641)	$396,278

Capital share activity:
Shares sold
A-Class	349,580	1,043,014
C-Class	198,544	581,211
H-Class	12,883,150	7,922,736
Shares issued from reinvestment of distributions
A-Class	5,852	1,903
C-Class	3,040	772
H-Class	15,242	9,684
Shares redeemed
A-Class	(555,720)	(962,786)
C-Class	(229,590)	(608,356)
H-Class	(13,656,756)	(7,988,853)
Net decrease in shares	(986,658)	(675)

120 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$37.31	$38.34	$33.47	$34.43	$30.27
Income (loss) from investment operations:
Net investment income (loss)[a]	.34	.65	.42	.65	.58
Net gain (loss) on investments (realized and unrealized)	2.15	(1.24)	4.77	(.14)	4.18
Total from investment operations	2.49	(.59)	5.19	.51	4.76
Less distributions from:
Net investment income	(2.25)	(.44)	(.32)	(1.47)	(.60)
Total distributions	(2.25)	(.44)	(.32)	(1.47)	(.60)
Net asset value, end of period	$37.55	$37.31	$38.34	$33.47	$34.43

Total Return[b]	7.17%	(1.46%)	15.58%	1.86%	16.03%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,762	$9,223	$6,329	$4,124	$12,495
Ratios to average net assets:
Net investment income (loss)	0.89%	1.82%	1.13%	1.92%	1.82%
Total expenses	1.63%	1.62%	1.60%	1.65%	1.61%
Portfolio turnover rate	1,060%	880%	599%	788%	699%

C-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$33.56	$34.81	$30.64	$31.89	$28.29
Income (loss) from investment operations:
Net investment income (loss)[a]	.19	.22	.23	.29	.27
Net gain (loss) on investments (realized and unrealized)	1.78	(1.03)	4.26	(.07)	3.93
Total from investment operations	1.97	(.81)	4.49	.22	4.20
Less distributions from:
Net investment income	(2.25)	(.44)	(.32)	(1.47)	(.60)
Total distributions	(2.25)	(.44)	(.32)	(1.47)	(.60)
Net asset value, end of period	$33.28	$33.56	$34.81	$30.64	$31.89

Total Return[b]	6.37%	(2.25%)	14.73%	1.09%	15.12%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$999	$1,947	$2,937	$2,497	$2,910
Ratios to average net assets:
Net investment income (loss)	0.56%	0.69%	0.70%	0.93%	0.92%
Total expenses	2.38%	2.36%	2.35%	2.38%	2.35%
Portfolio turnover rate	1,060%	880%	599%	788%	699%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 121

REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$37.21	$38.25	$33.40	$34.38	$30.23
Income (loss) from investment operations:
Net investment income (loss)[a]	.27	.71	.48	.52	.46
Net gain (loss) on investments (realized and unrealized)	2.22	(1.31)	4.69	(.03)	4.29
Total from investment operations	2.49	(.60)	5.17	.49	4.75
Less distributions from:
Net investment income	(2.25)	(.44)	(.32)	(1.47)	(.60)
Total distributions	(2.25)	(.44)	(.32)	(1.47)	(.60)
Net asset value, end of period	$37.45	$37.21	$38.25	$33.40	$34.38

Total Return[b]	7.18%	(1.49%)	15.55%	1.84%	15.95%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,322	$34,504	$37,625	$19,753	$10,273
Ratios to average net assets:
Net investment income (loss)	0.70%	1.97%	1.32%	1.52%	1.45%
Total expenses	1.62%	1.62%	1.60%	1.64%	1.60%
Portfolio turnover rate	1,060%	880%	599%	788%	699%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

122 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

RETAILING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, mail-order operations, and other companies involved in selling products to consumers (“retailing companies”).

For the one-year period ended March 31, 2017, Retailing Fund Investor Class returned -0.74%, compared with 13.17% for the S&P 500 Consumer Discretionary Index. The broader S&P 500 Index returned 17.17%.

The Internet & catalog retail industry contributed the most to Fund performance, followed by the distributors segment. The specialty retail industry was the leading detractor from return, followed by the multiline retail industry.

Fund performance for the period benefited the most from Amazon.com, Inc., Priceline Group, Inc., and Netflix, Inc. CVS Health Corp., L Brands, Inc., and Target Corp. were the largest detractors from the Fund’s performance for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	May 9, 2001
H-Class	April 21, 1998

Ten Largest Holdings (% of Total Net Assets)
Amazon.com, Inc.	7.3%
Wal-Mart Stores, Inc.	5.2%
Home Depot, Inc.	4.6%
Priceline Group, Inc.	3.3%
Walgreens Boots Alliance, Inc.	3.2%
CVS Health Corp.	3.1%
Costco Wholesale Corp.	3.0%
Lowe’s Companies, Inc.	2.9%
Netflix, Inc.	2.8%
TJX Companies, Inc.	2.5%
Top Ten Total	37.9%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 123

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2017

	1 Year	5 Year	10 Year
Investor Class Shares	-0.74%	8.96%	6.39%
A-Class Shares	-0.97%	8.71%	6.16%
A-Class Shares with sales charge†	-5.67%	7.65%	5.65%
C-Class Shares	-1.76%	7.90%	5.34%
C-Class Shares with CDSC‡	-2.75%	7.90%	5.34%
H-Class Shares**	-0.96%	8.60%	5.96%
S&P 500 Consumer Discretionary Index	13.17%	16.25%	10.61%
S&P 500 Index	17.17%	13.30%	7.51%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

124 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2017
RETAILING FUND

	Shares	Value

COMMON STOCKS† - 99.9%

Retail - 73.4%
Wal-Mart Stores, Inc.	8,514	$613,689
Home Depot, Inc.	3,673	539,306
Walgreens Boots Alliance, Inc.	4,576	380,036
CVS Health Corp.	4,631	363,534
Costco Wholesale Corp.	2,087	349,969
Lowe’s Companies, Inc.	4,161	342,076
TJX Companies, Inc.	3,692	291,963
Target Corp.	4,098	226,169
Ross Stores, Inc.	3,125	205,843
O’Reilly Automotive, Inc.*	743	200,492
AutoZone, Inc.*	256	185,101
Dollar Tree, Inc.*	2,263	177,555
Dollar General Corp.	2,495	173,976
Ulta Beauty, Inc.*	605	172,564
Best Buy Co., Inc.	3,405	167,356
Genuine Parts Co.	1,613	149,057
L Brands, Inc.	3,097	145,868
Tiffany & Co.[1]	1,515	144,380
Advance Auto Parts, Inc.	890	131,951
CarMax, Inc.*	2,210	130,875
Foot Locker, Inc.	1,707	127,700
The Gap, Inc.	5,247	127,450
Liberty Interactive Corporation QVC Group — Class A*	6,090	121,922
Macy’s, Inc.	4,070	120,634
Tractor Supply Co.	1,742	120,146
Nordstrom, Inc.[1]	2,545	118,521
Burlington Stores, Inc.*	1,107	107,700
Kohl’s Corp.	2,663	106,014
Bed Bath & Beyond, Inc.	2,503	98,768
Staples, Inc.	11,124	97,557
Dick’s Sporting Goods, Inc.	1,967	95,714
Williams-Sonoma, Inc.	1,702	91,261
Signet Jewelers Ltd.	1,287	89,150
Michaels Companies, Inc.*	3,730	83,515
Cabela’s, Inc.*	1,555	82,586
AutoNation, Inc.*	1,924	81,366
Penske Automotive Group, Inc.	1,690	79,109
Rite Aid Corp.*	18,382	78,124
CST Brands, Inc.	1,613	77,569
Sally Beauty Holdings, Inc.*	3,422	69,946
PriceSmart, Inc.	747	68,873
Urban Outfitters, Inc.*	2,839	67,455
Five Below, Inc.*	1,520	65,831
American Eagle Outfitters, Inc.	4,574	64,173
RH*,1	1,347	62,312
Children’s Place, Inc.[1]	504	60,505
GameStop Corp. — Class A	2,661	60,006
Big Lots, Inc.	1,208	58,805
Ollie’s Bargain Outlet Holdings, Inc.*	1,750	58,625
HSN, Inc.	1,551	57,542
Lithia Motors, Inc. — Class A	670	57,386
J.C. Penney Company, Inc.*,1	9,031	55,631
Chico’s FAS, Inc.	3,837	54,485
Dillard’s, Inc. — Class A1	1,023	53,442
DSW, Inc. — Class A	2,510	51,907
Sears Holdings Corp.*,1	4,400	50,556
Group 1 Automotive, Inc.	661	48,967
Asbury Automotive Group, Inc.*	750	45,075
Guess?, Inc.[1]	3,810	42,482
Genesco, Inc.*	737	40,867
Ascena Retail Group, Inc.*	8,709	37,100
Abercrombie & Fitch Co. — Class A	3,020	36,029
Tailored Brands, Inc.	2,280	34,063
Express, Inc.*	3,723	33,917
Hibbett Sports, Inc.*	1,120	33,040
Lumber Liquidators Holdings, Inc.*,1	1,543	32,388
Pier 1 Imports, Inc.[1]	4,400	31,504
Francesca’s Holdings Corp.*	1,980	30,393
GNC Holdings, Inc. — Class A1	3,871	28,491
Finish Line, Inc. — Class A	1,998	28,432
Zumiez, Inc.*	1,520	27,816
Fred’s, Inc. — Class A1	1,950	25,545
Big 5 Sporting Goods Corp.[1]	1,531	23,118
Conn’s, Inc.*	2,310	20,213
Total Retail		8,613,486

Internet - 21.3%
Amazon.com, Inc.*	962	852,852
Priceline Group, Inc.*	217	386,252
Netflix, Inc.*	2,234	330,208
Expedia, Inc.	1,375	173,484
JD.com, Inc. ADR*	5,220	162,394
Ctrip.com International Ltd. ADR*	3,110	152,857
TripAdvisor, Inc.*	2,344	101,167
Vipshop Holdings Ltd. ADR*	7,552	100,744
Wayfair, Inc. — Class A*,1	1,892	76,607
Liberty Expedia Holdings, Inc. — Class A*	1,416	64,400
Shutterfly, Inc.*	1,091	52,684
Etsy, Inc.*	4,278	45,475
Total Internet		2,499,124

Distribution & Wholesale - 2.2%
LKQ Corp.*	4,085	119,569
Pool Corp.	756	90,213
Core-Mark Holding Company, Inc.	1,523	47,502
Total Distribution & Wholesale		257,284

Commercial Services - 1.6%
Aaron’s, Inc.	1,971	58,618
NutriSystem, Inc.	970	53,835
Monro Muffler Brake, Inc.	992	51,683
Rent-A-Center, Inc.[1]	3,071	27,240
Total Commercial Services		191,376

Oil & Gas - 0.6%
Murphy USA, Inc.*	931	68,354

Home Furnishings - 0.4%
Select Comfort Corp.*	1,702	42,193

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 125

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
RETAILING FUND

	Shares	Value

Leisure Time - 0.4%
Liberty TripAdvisor Holdings, Inc. — Class A*	2,962	$41,764

Total Common Stocks
(Cost $8,294,606)		11,713,581

	Face Amount

REPURCHASE AGREEMENT††,2 - 0.9%
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	$100,875	100,875
Total Repurchase Agreement
(Cost $100,875)		100,875

	Shares

SECURITIES LENDING COLLATERAL†,3 - 5.4%
First American Government Obligations Fund — Class Z, 0.61%[4]	637,750	637,750
Total Securities Lending Collateral
(Cost $637,750)		637,750

Total Investments - 106.2%
(Cost $9,033,231)		$12,452,206
Other Assets & Liabilities, net - (6.2)%		(726,120)
Total Net Assets - 100.0%		$11,726,086

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2017 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of March 31, 2017.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$11,713,581	$—	$—	$11,713,581
Repurchase Agreement	—	100,875	—	100,875
Securities Lending Collateral	637,750	—	—	637,750
Total	$12,351,331	$100,875	$—	$12,452,206

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

126 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RETAILING FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets:
Investments, at value - including $618,934 of securities loaned (cost $8,932,356)	$12,351,331
Repurchase agreements, at value (cost $100,875)	100,875
Total investments (cost $9,033,231)	12,452,206
Receivables:
Securities sold	2,292,403
Fund shares sold	17,101
Dividends	27,800
Securities lending income	1,449
Total assets	14,790,959

Liabilities:
Payable for:
Fund shares redeemed	2,385,638
Return of securities loaned	637,750
Management fees	19,098
Transfer agent and administrative fees	5,617
Distribution and service fees	2,356
Portfolio accounting fees	2,247
Miscellaneous	12,167
Total liabilities	3,064,873
Commitments and contingent liabilities (Note 11)	—
Net assets	$11,726,086

Net assets consist of:
Paid in capital	$11,484,337
Undistributed net investment income	—
Accumulated net realized loss on investments	(3,177,226)
Net unrealized appreciation on investments	3,418,975
Net assets	$11,726,086

Investor Class:
Net assets	$8,497,645
Capital shares outstanding	317,352
Net asset value per share	$26.78

A-Class:
Net assets	$1,216,760
Capital shares outstanding	47,822
Net asset value per share	$25.44
Maximum offering price per share (Net asset value divided by 95.25%)	$26.71

C-Class:
Net assets	$1,601,027
Capital shares outstanding	70,137
Net asset value per share	$22.83

H-Class:
Net assets	$410,654
Capital shares outstanding	16,536
Net asset value per share	$24.83

STATEMENT OF OPERATIONS
Year Ended March 31, 2017

Investment Income:
Dividends (net of foreign withholding tax of $1,271)	$241,468
Income from securities lending, net	5,692
Interest	243
Total investment income	247,403

Expenses:
Management fees	144,221
Transfer agent and administrative fees	42,418
Distribution and service fees:
A-Class	3,940
C-Class	21,060
H-Class	4,019
Portfolio accounting fees	16,967
Registration fees	16,019
Custodian fees	2,445
Trustees’ fees*	1,362
Line of credit fees	166
Miscellaneous	9,892
Total expenses	262,509
Net investment loss	(15,106)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,196,154
Net realized gain	4,196,154
Net change in unrealized appreciation (depreciation) on:
Investments	(4,955,206)
Net change in unrealized appreciation (depreciation)	(4,955,206)
Net realized and unrealized loss	(759,052)
Net decrease in net assets resulting from operations	$(774,158)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 127

RETAILING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(15,106)	$(136,470)
Net realized gain (loss) on investments	4,196,154	(1,114,146)
Net change in unrealized appreciation (depreciation) on investments	(4,955,206)	(4,279,916)
Net decrease in net assets resulting from operations	(774,158)	(5,530,532)

Distributions to shareholders from:
Net investment income
Investor Class	—	(14,287)
A-Class	—	(4,835)
C-Class	—	(3,881)
H-Class	—	(9,230)*
Total distributions to shareholders	—	(32,233)

Capital share transactions:
Proceeds from sale of shares
Investor Class	118,388,461	58,531,964
A-Class	2,184,386	26,869,075
C-Class	1,975,138	21,109,377
H-Class	44,643,931	75,174,384 *
Distributions reinvested
Investor Class	—	14,238
A-Class	—	4,654
C-Class	—	2,509
H-Class	—	9,207 *
Cost of shares redeemed
Investor Class	(119,709,090)	(91,432,944)
A-Class	(7,079,757)	(39,196,534)
C-Class	(2,867,907)	(21,796,959)
H-Class	(47,551,893)	(79,319,706)*
Net decrease from capital share transactions	(10,016,731)	(50,030,735)
Net decrease in net assets	(10,790,889)	(55,593,500)

Net assets:
Beginning of year	22,516,975	78,110,475
End of year	$11,726,086	$22,516,975
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold
Investor Class	4,468,767	2,149,723
A-Class	86,254	1,066,330
C-Class	87,780	896,154
H-Class	1,886,660	2,910,370 *
Shares issued from reinvestment of distributions
Investor Class	—	555
A-Class	—	190
C-Class	—	113
H-Class	—	386 *
Shares redeemed
Investor Class	(4,531,899)	(3,415,362)
A-Class	(284,154)	(1,547,153)
C-Class	(126,634)	(928,517)
H-Class	(2,006,027)	(3,113,107)*
Net decrease in shares	(419,253)	(1,980,318)

*	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

128 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RETAILING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$26.98	$28.13	$23.54	$19.62	$17.45
Income (loss) from investment operations:
Net investment income (loss)[a]	.03	(.03)	.11	— [b]	.09
Net gain (loss) on investments (realized and unrealized)	(.23)	(1.10)	4.48	3.92	2.08
Total from investment operations	(.20)	(1.13)	4.59	3.92	2.17
Less distributions from:
Net investment income	—	(.02)	—	—	—
Total distributions	—	(.02)	—	—	—
Net asset value, end of period	$26.78	$26.98	$28.13	$23.54	$19.62

Total Return[c]	(0.74%)	(4.01%)	19.50%	19.98%	12.44%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,498	$10,265	$46,283	$65,195	$14,671
Ratios to average net assets:
Net investment income (loss)	0.10%	(0.10%)	0.42%	0.01%	0.51%
Total expenses	1.37%	1.34%	1.33%	1.37%	1.35%
Portfolio turnover rate	887%	238%	395%	671%	472%

A-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$25.69	$26.85	$22.48	$18.79	$16.77
Income (loss) from investment operations:
Net investment income (loss)[a]	(.08)	(.09)	.06	(.09)	.03
Net gain (loss) on investments (realized and unrealized)	(.17)	(1.05)	4.31	3.78	1.99
Total from investment operations	(.25)	(1.14)	4.37	3.69	2.02
Less distributions from:
Net investment income	—	(.02)	—	—	—
Total distributions	—	(.02)	—	—	—
Net asset value, end of period	$25.44	$25.69	$26.85	$22.48	$18.79

Total Return[c]	(0.97%)	(4.24%)	19.44%	19.64%	12.05%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,217	$6,313	$19,502	$2,049	$1,500
Ratios to average net assets:
Net investment income (loss)	(0.34%)	(0.36%)	0.25%	(0.42%)	0.20%
Total expenses	1.62%	1.60%	1.58%	1.62%	1.59%
Portfolio turnover rate	887%	238%	395%	671%	472%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 129

RETAILING FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$23.23	$24.46	$20.64	$17.40	$15.62
Income (loss) from investment operations:
Net investment income (loss)[a]	(.23)	(.24)	(.19)	(.23)	(.06)
Net gain (loss) on investments (realized and unrealized)	(.17)	(.97)	4.01	3.47	1.84
Total from investment operations	(.40)	(1.21)	3.82	3.24	1.78
Less distributions from:
Net investment income	—	(.02)	—	—	—
Total distributions	—	(.02)	—	—	—
Net asset value, end of period	$22.83	$23.23	$24.46	$20.64	$17.40

Total Return[c]	(1.76%)	(4.94%)	18.51%	18.62%	11.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,601	$2,532	$3,455	$2,503	$1,831
Ratios to average net assets:
Net investment income (loss)	(1.00%)	(1.04%)	(0.88%)	(1.16%)	(0.39%)
Total expenses	2.37%	2.35%	2.34%	2.37%	2.35%
Portfolio turnover rate	887%	238%	395%	671%	472%

H-Class	Year Ended March 31, 2017	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]
Per Share Data
Net asset value, beginning of period	$25.07	$26.22	$22.00	$18.45	$16.45
Income (loss) from investment operations:
Net investment income (loss)[a]	(—)[b]	(.11)	.01	(.14)	(.01)
Net gain (loss) on investments (realized and unrealized)	(.24)	(1.02)	4.21	3.69	2.01
Total from investment operations	(.24)	(1.13)	4.22	3.55	2.00
Less distributions from:
Net investment income	—	(.02)	—	—	—
Total distributions	—	(.02)	—	—	—
Net asset value, end of period	$24.83	$25.07	$26.22	$22.00	$18.45

Total Return[c]	(0.96%)	(4.31%)	19.18%	19.24%	12.16%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$411	$3,407	$8,871	$5,391	$2,454
Ratios to average net assets:
Net investment income (loss)	— [e]	(0.44%)	0.05%	(0.64%)	(0.05%)
Total expenses	1.62%	1.71%	1.83%	1.87%	1.85%
Portfolio turnover rate	887%	238%	395%	671%	472%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment income (loss) is less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]
Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class — See Note 9.

[e]	Less than (0.01)%.

130 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

TECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, and PC hardware and peripherals companies (“technology companies”).

For the one-year period ended March 31, 2017, Technology Fund Investor Class returned 24.63%, compared with 24.91% for the S&P 500 Information Technology Index. The broader S&P 500 Index returned 17.17%.

The semiconductors & semiconductor equipment industry was the largest contributor to return, followed by the software industry. The Internet & direct mail marketing/retail industry was the only industry to detract from return; the electronic equipment & instruments industry contributed least.

Top contributing holdings were NVIDIA Corp., Apple, Inc., and Microsoft Corp. YY, Inc., ADR — Class A, 58.com, Inc. ADR — Class A, and First Solar, Inc. were the holdings detracting the most from performance for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 14, 1998
A-Class	September 1, 2004
C-Class	April 18, 2001
H-Class	April 29, 1998

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	3.7%
Alphabet, Inc. — Class A	3.2%
Microsoft Corp.	3.1%
Facebook, Inc. — Class A	2.8%
Visa, Inc. — Class A	1.9%
Intel Corp.	1.8%
Oracle Corp.	1.7%
Cisco Systems, Inc.	1.7%
International Business Machines Corp.	1.7%
Mastercard, Inc. — Class A	1.4%
Top Ten Total	23.0%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 131

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2017

	1 Year	5 Year	10 Year
Investor Class Shares	24.63%	11.94%	7.21%
A-Class Shares	24.37%	11.65%	6.91%
A-Class Shares with sales charge†	18.45%	10.57%	6.39%
C-Class Shares	23.41%	10.84%	6.14%
C-Class Shares with CDSC‡	22.41%	10.84%	6.14%
H-Class Shares**	24.32%	11.48%	6.72%
S&P 500 Information Technology Index	24.91%	14.64%	11.35%
S&P 500 Index	17.17%	13.30%	7.51%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

132 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2017
TECHNOLOGY FUND

	Shares	Value

COMMON STOCKS† - 99.3%

Software - 23.7%
Microsoft Corp.	38,715	$2,549,769
Oracle Corp.	32,548	1,451,966
Adobe Systems, Inc.*	7,168	932,772
salesforce.com, Inc.*	10,298	849,481
Activision Blizzard, Inc.	13,862	691,160
VMware, Inc. — Class A*,1	7,288	671,516
Intuit, Inc.	5,111	592,825
Electronic Arts, Inc.*	6,561	587,341
NetEase, Inc. ADR	1,970	559,480
Fidelity National Information Services, Inc.	6,983	555,987
Fiserv, Inc.*	4,756	548,414
Paychex, Inc.	8,514	501,475
Autodesk, Inc.*	5,667	490,025
Workday, Inc. — Class A*	5,390	448,879
Red Hat, Inc.*	5,149	445,389
ServiceNow, Inc.*	4,870	425,979
First Data Corp. — Class A*	26,505	410,828
Citrix Systems, Inc.*	4,898	408,444
CA, Inc.	12,783	405,477
Synopsys, Inc.*	5,020	362,093
ANSYS, Inc.*	3,210	343,053
Akamai Technologies, Inc.*	5,732	342,200
CDK Global, Inc.	5,259	341,888
Cadence Design Systems, Inc.*	10,425	327,345
Splunk, Inc.*	5,090	317,056
Broadridge Financial Solutions, Inc.	4,495	305,435
Jack Henry & Associates, Inc.	3,272	304,623
SS&C Technologies Holdings, Inc.	8,220	290,988
Take-Two Interactive Software, Inc.*	4,687	277,798
Ultimate Software Group, Inc.*	1,404	274,075
PTC, Inc.*	5,053	265,535
Tyler Technologies, Inc.*	1,693	261,670
Nuance Communications, Inc.*	14,610	252,899
Aspen Technology, Inc.*	4,000	235,680
Tableau Software, Inc. — Class A*	4,460	220,993
j2 Global, Inc.	2,633	220,935
Manhattan Associates, Inc.*	4,165	216,788
Blackbaud, Inc.	2,700	207,009
Paycom Software, Inc.*	3,500	201,285
Twilio, Inc. — Class A*,1	5,840	168,601
Cornerstone OnDemand, Inc.*	4,230	164,505
CommVault Systems, Inc.*	3,220	163,576
Synchronoss Technologies, Inc.*	4,700	114,680
Total Software		19,707,917

Semiconductors - 18.6%
Intel Corp.	40,994	1,478,653
Broadcom Ltd.	4,815	1,054,293
QUALCOMM, Inc.	17,847	1,023,347
Texas Instruments, Inc.	12,406	999,427
NVIDIA Corp.	8,256	899,326
Applied Materials, Inc.	18,580	722,762
Micron Technology, Inc.*	23,084	667,128
Analog Devices, Inc.	7,486	613,478
NXP Semiconductor N.V.*	5,873	607,856
Taiwan Semiconductor Manufacturing Company Ltd. ADR	17,915	588,329
Lam Research Corp.	3,918	502,914
Marvell Technology Group Ltd.	31,244	476,783
Skyworks Solutions, Inc.	4,847	474,909
Microchip Technology, Inc.	6,006	443,123
KLA-Tencor Corp.	4,568	434,280
Advanced Micro Devices, Inc.*	29,769	433,139
Xilinx, Inc.	7,109	411,540
Maxim Integrated Products, Inc.	8,746	393,220
Qorvo, Inc.*	4,798	328,951
ON Semiconductor Corp.*	18,611	288,284
IPG Photonics Corp.*	2,345	283,042
Teradyne, Inc.	8,988	279,527
Microsemi Corp.*	5,191	267,492
Cavium, Inc.*	3,410	244,361
Cypress Semiconductor Corp.	17,184	236,452
Cirrus Logic, Inc.*	3,596	218,241
Monolithic Power Systems, Inc.	2,300	211,830
MKS Instruments, Inc.	3,025	207,969
Integrated Device Technology, Inc.*	8,295	196,343
MACOM Technology Solutions Holdings, Inc.*	4,000	193,200
Ambarella, Inc.*,1	2,620	143,340
Synaptics, Inc.*	2,842	140,707
Total Semiconductors		15,464,246

Computers - 15.9%
Apple, Inc.	21,632	3,107,653
International Business Machines Corp.	8,138	1,417,151
Hewlett Packard Enterprise Co.	30,274	717,494
Cognizant Technology Solutions Corp. — Class A*	11,326	674,124
HP, Inc.	34,559	617,915
Western Digital Corp.	6,768	558,564
Check Point Software Technologies Ltd.*	5,260	539,992
Accenture plc — Class A	4,487	537,902
Infosys Ltd. ADR	32,040	506,232
Seagate Technology plc	8,813	404,781
NetApp, Inc.	8,991	376,273
Computer Sciences Corp.[1]	4,976	343,394
Amdocs Ltd.	5,390	328,736
Leidos Holdings, Inc.	5,960	304,794
Fortinet, Inc.*	7,663	293,876
NCR Corp.*	5,720	261,289
Brocade Communications Systems, Inc.	20,292	253,244
CSRA, Inc.	8,360	244,864
MAXIMUS, Inc.	3,598	223,796
Teradata Corp.*	7,175	223,286
Conduent, Inc.*	12,816	215,052
NetScout Systems, Inc.*	5,489	208,308
Lumentum Holdings, Inc.*	3,787	202,036
Diebold Nixdorf, Inc.	5,600	171,920
Electronics for Imaging, Inc.*	3,500	170,905
VeriFone Systems, Inc.*	8,550	160,142

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 133

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
TECHNOLOGY FUND

	Shares	Value

3D Systems Corp.*,1	9,724	$145,471
Total Computers		13,209,194

Internet - 15.5%
Alphabet, Inc. — Class A*	3,101	2,629,028
Facebook, Inc. — Class A*	16,081	2,284,306
Alibaba Group Holding Ltd. ADR*	7,643	824,145
Yahoo!, Inc.*	16,004	742,746
Baidu, Inc. ADR*	4,047	698,188
eBay, Inc.*	20,176	677,308
Symantec Corp.	15,851	486,309
SINA Corp.*	6,537	471,448
MercadoLibre, Inc.	2,223	470,098
Twitter, Inc.*	24,413	364,974
Palo Alto Networks, Inc.*	3,120	351,562
CDW Corp.	5,698	328,832
VeriSign, Inc.*	3,744	326,140
F5 Networks, Inc.*	2,238	319,072
Zillow Group, Inc. — Class C*,1	7,908	266,262
IAC/InterActiveCorp*	3,550	261,706
Pandora Media, Inc.*,1	15,969	188,594
Proofpoint, Inc.*	2,520	187,387
GrubHub, Inc.*,1	5,560	182,868
FireEye, Inc.*,1	14,330	180,701
Yelp, Inc. — Class A*	5,402	176,915
WebMD Health Corp. — Class A*	3,045	160,411
Stamps.com, Inc.*,1	1,248	147,701
Imperva, Inc.*	3,100	127,255
Total Internet		12,853,956

Commercial Services - 6.4%
PayPal Holdings, Inc.*	18,887	812,519
Automatic Data Processing, Inc.	7,399	757,583
Vantiv, Inc. — Class A*	6,140	393,697
FleetCor Technologies, Inc.*	2,550	386,147
Global Payments, Inc.	4,751	383,311
Western Union Co.	17,274	351,526
Total System Services, Inc.	6,513	348,185
Gartner, Inc.*	2,971	320,838
CoStar Group, Inc.*	1,400	290,108
Square, Inc. — Class A*	16,180	279,590
Sabre Corp.	12,657	268,202
Booz Allen Hamilton Holding Corp.	7,082	250,632
Euronet Worldwide, Inc.*	2,760	236,035
WEX, Inc.*,1	2,190	226,665
Total Commercial Services		5,305,038

Telecommunications - 6.2%
Cisco Systems, Inc.	42,794	1,446,437
Motorola Solutions, Inc.	4,888	421,443
Juniper Networks, Inc.	12,893	358,812
Arista Networks, Inc.*	2,580	341,257
CommScope Holding Company, Inc.*	7,828	326,506
ARRIS International plc*	9,575	253,259
LogMeIn, Inc.	2,518	245,505
Ubiquiti Networks, Inc.*,1	4,291	215,666
ViaSat, Inc.*	3,300	210,606
Ciena Corp.*	8,686	205,076
Finisar Corp.*	7,200	196,848
InterDigital, Inc.	2,200	189,860
Viavi Solutions, Inc.*	16,600	177,952
Acacia Communications, Inc.*,1	2,985	174,981
Oclaro, Inc.*	14,732	144,668
NETGEAR, Inc.*	2,700	133,785
Gigamon, Inc.*	3,500	124,425
Total Telecommunications		5,167,086

Electronics - 5.2%
Corning, Inc.	20,686	558,521
Amphenol Corp. — Class A	7,241	515,341
TE Connectivity Ltd.	6,381	475,704
Flex Ltd.*	19,957	335,277
Trimble, Inc.*	9,934	317,986
Arrow Electronics, Inc.*	3,900	286,299
Avnet, Inc.	5,864	268,337
Jabil Circuit, Inc.	8,793	254,294
FLIR Systems, Inc.	6,810	247,067
Coherent, Inc.*,1	1,200	246,768
Tech Data Corp.*	2,153	202,167
Sanmina Corp.*	4,840	196,504
Itron, Inc.*	2,700	163,890
TTM Technologies, Inc.*	8,820	142,267
Fitbit, Inc. — Class A*,1	20,830	123,314
Total Electronics		4,333,736

Diversified Financial Services - 4.3%
Visa, Inc. — Class A	17,451	1,550,870
Mastercard, Inc. — Class A	10,656	1,198,480
Alliance Data Systems Corp.	1,639	408,111
Ellie Mae, Inc.*	1,980	198,535
Blackhawk Network Holdings, Inc.*	4,300	174,580
Total Diversified Financial Services		3,530,576

Electrical Components & Equipment - 0.7%
Universal Display Corp.	2,650	228,165
Littelfuse, Inc.	1,287	205,804
Advanced Energy Industries, Inc.*	2,668	182,918
Total Electrical Components & Equipment		616,887

Machinery-Diversified - 0.7%
Cognex Corp.	3,550	298,023
Zebra Technologies Corp. — Class A*	2,624	239,440
Total Machinery-Diversified		537,463

Auto Parts & Equipment - 0.6%
Mobileye N.V.*	8,100	497,340

Aerospace & Defense - 0.5%
Harris Corp.	3,650	406,136

Office & Business Equipment - 0.4%
Xerox Corp.	41,122	301,835

Building Materials - 0.2%
Cree, Inc.*	6,745	180,294

134 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
TECHNOLOGY FUND

	Shares	Value

Media - 0.2%
TiVo Corp.	9,000	$168,750

Energy-Alternate Sources - 0.2%
First Solar, Inc.*,1	6,187	167,668

Total Common Stocks
(Cost $69,431,258)		82,448,122

	Face Amount

REPURCHASE AGREEMENT††,2 - 0.9%
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	$745,729	745,729
Total Repurchase Agreement
(Cost $745,729)		745,729

	Shares

SECURITIES LENDING COLLATERAL†,3 - 2.5%
First American Government Obligations Fund — Class Z, 0.61%[4]	2,068,380	2,068,380
Total Securities Lending Collateral
(Cost $2,068,380)		2,068,380

Total Investments - 102.7%
(Cost $72,245,367)		$85,262,231
Other Assets & Liabilities, net - (2.7)%		(2,245,417)
Total Net Assets - 100.0%		$83,016,814

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2017 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of March 31, 2017.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$82,448,122	$—	$—	$82,448,122
Repurchase Agreement	—	745,729	—	745,729
Securities Lending Collateral	2,068,380	—	—	2,068,380
Total	$84,516,502	$745,729	$—	$85,262,231

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 135

TECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets:
Investments, at value - including $2,023,836 of securities loaned (cost $71,499,638)	$84,516,502
Repurchase agreements, at value (cost $745,729)	745,729
Total investments (cost $72,245,367)	85,262,231
Receivables:
Fund shares sold	1,597,263
Dividends	38,586
Foreign taxes reclaim	1,105
Securities lending income	1,955
Interest	14
Total assets	86,901,154

Liabilities:
Overdraft due to custodian bank	3,725
Payable for:
Return of securities loaned	2,068,380
Securities purchased	1,619,126
Fund shares redeemed	71,855
Management fees	58,001
Transfer agent and administrative fees	17,059
Distribution and service fees	7,774
Portfolio accounting fees	6,823
Miscellaneous	31,597
Total liabilities	3,884,340
Commitments and contingent liabilities (Note 11)	—
Net assets	$83,016,814

Net assets consist of:
Paid in capital	$73,380,265
Accumulated net investment loss	(108,130)
Accumulated net realized loss on investments	(3,272,185)
Net unrealized appreciation on investments	13,016,864
Net assets	$83,016,814

Investor Class:
Net assets	$55,016,200
Capital shares outstanding	729,184
Net asset value per share	$75.45

A-Class:
Net assets	$3,293,784
Capital shares outstanding	46,561
Net asset value per share	$70.74
Maximum offering price per share (Net asset value divided by 95.25%)	$74.27

C-Class:
Net assets	$3,202,557
Capital shares outstanding	49,545
Net asset value per share	$64.64

H-Class:
Net assets	$21,504,273
Capital shares outstanding	310,436
Net asset value per share	$69.27

STATEMENT OF OPERATIONS
Year Ended March 31, 2017

Investment Income:
Dividends (net of foreign withholding tax of $3,658)	$590,826
Income from securities lending, net	18,346
Interest	853
Total investment income	610,025

Expenses:
Management fees	421,478
Transfer agent and administrative fees	123,964
Distribution and service fees:
A-Class	12,127
C-Class	20,400
H-Class	25,646
Portfolio accounting fees	49,585
Custodian fees	6,954
Trustees’ fees*	3,791
Line of credit fees	387
Miscellaneous	77,917
Total expenses	742,249
Net investment loss	(132,224)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	6,670,155
Net realized gain	6,670,155
Net change in unrealized appreciation (depreciation) on:
Investments	4,144,640
Net change in unrealized appreciation (depreciation)	4,144,640
Net realized and unrealized gain	10,814,795
Net increase in net assets resulting from operations	$10,682,571

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

136 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(132,224)	$(90,295)
Net realized gain on investments	6,670,155	123,656
Net change in unrealized appreciation (depreciation) on investments	4,144,640	(4,049,840)
Net increase (decrease) in net assets resulting from operations	10,682,571	(4,016,479)

Capital share transactions:
Proceeds from sale of shares
Investor Class	164,308,988	99,486,819
A-Class	15,140,469	20,272,499
C-Class	4,835,439	17,598,381
H-Class	59,582,617	60,138,342 *
Cost of shares redeemed
Investor Class	(138,630,626)	(94,488,616)
A-Class	(20,841,622)	(21,811,056)
C-Class	(4,264,033)	(18,142,641)
H-Class	(42,353,661)	(60,639,611)*
Net increase from capital share transactions	37,777,571	2,414,117
Net increase (decrease) in net assets	48,460,142	(1,602,362)

Net assets:
Beginning of year	34,556,672	36,159,034
End of year	$83,016,814	$34,556,672
Accumulated net investment loss at end of year	$(108,130)	$(31,528)

Capital share activity:
Shares sold
Investor Class	2,453,827	1,642,615
A-Class	240,039	358,240
C-Class	83,451	332,333
H-Class	989,015	1,063,419 *
Shares redeemed
Investor Class	(2,090,864)	(1,610,504)
A-Class	(339,864)	(384,505)
C-Class	(76,557)	(344,075)
H-Class	(711,407)	(1,080,659)*
Net increase (decrease) in shares	547,640	(23,136)

*	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 137

TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[c]	Year Ended March 28, 2013[c]
Per Share Data
Net asset value, beginning of period	$60.53	$61.23	$55.90	$43.58	$42.92
Income (loss) from investment operations:
Net investment income (loss)[a]	(.09)	(.06)	(.10)	(.09)	.03
Net gain (loss) on investments (realized and unrealized)	15.01	(.64)	5.43	12.41	.63
Total from investment operations	14.92	(.70)	5.33	12.32	.66
Net asset value, end of period	$75.45	$60.53	$61.23	$55.90	$43.58

Total Return[b]	24.63%	(1.14%)	9.53%	28.24%	1.54%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$55,016	$22,167	$20,458	$32,858	$8,325
Ratios to average net assets:
Net investment income (loss)	(0.13%)	(0.10%)	(0.17%)	(0.18%)	0.10%
Total expenses	1.38%	1.35%	1.35%	1.37%	1.35%
Portfolio turnover rate	320%	388%	280%	321%	324%

A-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[c]	Year Ended March 28, 2013[c]
Per Share Data
Net asset value, beginning of period	$56.88	$57.69	$52.79	$41.30	$40.76
Income (loss) from investment operations:
Net investment income (loss)[a]	(.25)	(.14)	(.21)	(.23)	(.09)
Net gain (loss) on investments (realized and unrealized)	14.11	(.67)	5.11	11.72	.63
Total from investment operations	13.86	(.81)	4.90	11.49	.54
Net asset value, end of period	$70.74	$56.88	$57.69	$52.79	$41.30

Total Return[b]	24.37%	(1.40%)	9.28%	27.79%	1.32%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,294	$8,327	$9,960	$5,873	$1,998
Ratios to average net assets:
Net investment income (loss)	(0.40%)	(0.25%)	(0.39%)	(0.47%)	(0.27%)
Total expenses	1.63%	1.60%	1.59%	1.62%	1.59%
Portfolio turnover rate	320%	388%	280%	321%	324%

138 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[c]	Year Ended March 28, 2013[c]
Per Share Data
Net asset value, beginning of period	$52.37	$53.50	$49.30	$38.84	$38.65
Income (loss) from investment operations:
Net investment income (loss)[a]	(.64)	(.59)	(.58)	(.50)	(.33)
Net gain (loss) on investments (realized and unrealized)	12.91	(.54)	4.78	10.96	.52
Total from investment operations	12.27	(1.13)	4.20	10.46	.19
Net asset value, end of period	$64.64	$52.37	$53.50	$49.30	$38.84

Total Return[b]	23.41%	(2.11%)	8.52%	26.90%	0.54%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,203	$2,234	$2,910	$2,827	$1,715
Ratios to average net assets:
Net investment income (loss)	(1.12%)	(1.12%)	(1.13%)	(1.13%)	(0.90%)
Total expenses	2.37%	2.35%	2.35%	2.37%	2.35%
Portfolio turnover rate	320%	388%	280%	321%	324%

H-Class	Year Ended March 31, 2017	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[c,d]	Year Ended March 28, 2013[c,d]
Per Share Data
Net asset value, beginning of period	$55.72	$56.54	$51.87	$40.65	$40.22
Income (loss) from investment operations:
Net investment income (loss)[a]	(.30)	(.23)	(.37)	(.27)	(.12)
Net gain (loss) on investments (realized and unrealized)	13.85	(.59)	5.04	11.49	.55
Total from investment operations	13.55	(.82)	4.67	11.22	.43
Net asset value, end of period	$69.27	$55.72	$56.54	$51.87	$40.65

Total Return[b]	24.32%	(1.45%)	9.00%	27.60%	1.04%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,504	$1,829	$2,831	$6,915	$1,286
Ratios to average net assets:
Net investment income (loss)	(0.46%)	(0.42%)	(0.69%)	(0.54%)	(0.33%)
Total expenses	1.63%	1.68%	1.85%	1.87%	1.85%
Portfolio turnover rate	320%	388%	280%	321%	324%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Reverse share split — Per share amounts for the periods presented through February 7, 2014 have been restated to reflect a 1:3 reverse share split effective February 7, 2014.
[d]
Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 139

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

TELECOMMUNICATIONS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment (“telecommunications companies”).

For the one-year period ended March 31, 2017, Telecommunications Fund Investor Class returned 14.21%, compared with 1.69% for the S&P 500 Telecommunications Services Index. The broader S&P 500 Index returned 17.17%.

The communications equipment industry contributed the most to the Fund’s return, followed by the wireless communications services industry. The diversified telecommunications services industry detracted the most from return, followed by the technology hardware storage and peripheral industry.

Sprint Corp., T-Mobile US, Inc., and Cisco Systems, Inc. were the strongest performers for the period. Palo Alto Networks, Inc., Verizon Communications, Inc., and LM Ericsson Telefon AB ADR — Class B detracted the most from performance during the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	April 18, 2001
H-Class	April 1, 1998

Ten Largest Holdings (% of Total Net Assets)
AT&T, Inc.	10.2%
Verizon Communications, Inc.	9.0%
Cisco Systems, Inc.	8.4%
QUALCOMM, Inc.	5.9%
T-Mobile US, Inc.	4.8%
Crown Castle International Corp.	3.9%
Sprint Corp.	3.8%
Level 3 Communications, Inc.	3.0%
SBA Communications Corp.	2.5%
Motorola Solutions, Inc.	2.5%
Top Ten Total	54.0%

“Ten Largest Holdings” excludes any temporary cash investments.

140 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2017

	1 Year	5 Year	10 Year
Investor Class Shares	14.21%	5.44%	0.48%
A-Class Shares	13.88%	5.15%	0.23%
A-Class Shares with sales charge†	8.47%	4.14%	-0.26%
C-Class Shares	13.05%	4.49%	-0.43%
C-Class Shares with CDSC‡	12.05%	4.49%	-0.43%
H-Class Shares**	13.94%	4.97%	0.03%
S&P 500 Telecommunication Services Index	1.69%	10.28%	5.22%
S&P 500 Index	17.17%	13.30%	7.51%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Telecommunication Services Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 141

SCHEDULE OF INVESTMENTS	March 31, 2017
TELECOMMUNICATIONS FUND

	Shares	Value

COMMON STOCKS† - 100.0%

Telecommunications - 75.9%
AT&T, Inc.	37,559	$1,560,576
Verizon Communications, Inc.	28,136	1,371,630
Cisco Systems, Inc.	37,668	1,273,178
T-Mobile US, Inc.*	11,385	735,358
Sprint Corp.*	67,206	583,348
Level 3 Communications, Inc.*	7,864	449,978
Motorola Solutions, Inc.	4,331	373,419
CenturyLink, Inc.[1]	15,192	358,075
Vodafone Group plc ADR	11,996	317,054
Juniper Networks, Inc.	11,348	315,815
Arista Networks, Inc.*	2,337	309,115
CommScope Holding Company, Inc.*	6,876	286,798
Zayo Group Holdings, Inc.*	8,480	278,992
EchoStar Corp. — Class A*	4,067	231,616
America Movil SAB de CV — Class L ADR	15,863	224,779
ARRIS International plc*	8,443	223,317
Ubiquiti Networks, Inc.*,1	3,885	195,260
China Mobile Ltd. ADR	3,480	192,200
ViaSat, Inc.*	2,921	186,418
Ciena Corp.*	7,647	180,546
Finisar Corp.*	6,316	172,679
InterDigital, Inc.	1,960	169,148
Telephone & Data Systems, Inc.	6,367	168,789
Viavi Solutions, Inc.*	14,575	156,244
Acacia Communications, Inc.*,1	2,654	155,577
Oclaro, Inc.*	12,939	127,061
Ixia*	6,420	126,153
NETGEAR, Inc.*	2,414	119,614
Shenandoah Telecommunications Co.	4,058	113,827
Vonage Holdings Corp.*	17,850	112,812
Infinera Corp.*	10,824	110,730
Consolidated Communications Holdings, Inc.[1]	4,524	105,952
ADTRAN, Inc.	4,704	97,608
Iridium Communications, Inc.*,1	9,914	95,670
Windstream Holdings, Inc.[1]	16,694	90,982
Total Telecommunications		11,570,318

REITs - 6.4%
Crown Castle International Corp.	6,243	589,652
SBA Communications Corp.*	3,185	383,378
Total REITs		973,030

Semiconductors - 5.9%
QUALCOMM, Inc.	15,691	899,722

Internet - 5.6%
Palo Alto Networks, Inc.*	2,760	310,997
F5 Networks, Inc.*	2,052	292,554
Cogent Communications Holdings, Inc.	3,240	139,482
8x8, Inc.*	7,563	115,336
Total Internet		858,369

Computers - 3.8%
Brocade Communications Systems, Inc.	17,830	222,518
NetScout Systems, Inc.*	4,828	183,223
Lumentum Holdings, Inc.*	3,355	178,989
Total Computers		584,730

Aerospace & Defense - 2.4%
Harris Corp.	3,289	365,967

Total Common Stocks
(Cost $13,461,247)		15,252,136

	Face Amount

REPURCHASE AGREEMENT††,2 - 0.3%
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	$45,796	45,796
Total Repurchase Agreement
(Cost $45,796)		45,796

	Shares

SECURITIES LENDING COLLATERAL†,3 - 5.4%
First American Government Obligations Fund — Class Z, 0.61%[4]	817,455	817,455
Total Securities Lending Collateral
(Cost $817,455)		817,455

Total Investments - 105.7%
(Cost $14,324,498)		$16,115,387
Other Assets & Liabilities, net - (5.7)%		(876,154)
Total Net Assets - 100.0%		$15,239,233

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2017 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of March 31, 2017.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

142 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
TELECOMMUNICATIONS FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$15,252,136	$—	$—	$15,252,136
Repurchase Agreement	—	45,796	—	45,796
Securities Lending Collateral	817,455	—	—	817,455
Total	$16,069,591	$45,796	$—	$16,115,387

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 143

TELECOMMUNICATIONS FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets:
Investments, at value - including $802,010 of securities loaned (cost $14,278,702)	$16,069,591
Repurchase agreements, at value (cost $45,796)	45,796
Total investments (cost $14,324,498)	16,115,387
Receivables:
Securities sold	6,050,494
Fund shares sold	26,011
Dividends	8,922
Securities lending income	884
Foreign taxes reclaim	369
Total assets	22,202,067

Liabilities:
Payable for:
Fund shares redeemed	6,125,243
Return of securities loaned	817,455
Management fees	11,155
Transfer agent and administrative fees	3,281
Distribution and service fees	2,179
Portfolio accounting fees	1,312
Miscellaneous	2,209
Total liabilities	6,962,834
Commitments and contingent liabilities (Note 11)	—
Net assets	$15,239,233

Net assets consist of:
Paid in capital	$14,325,555
Undistributed net investment income	133,323
Accumulated net realized loss on investments	(1,010,534)
Net unrealized appreciation on investments	1,790,889
Net assets	$15,239,233

Investor Class:
Net assets	$12,539,225
Capital shares outstanding	261,507
Net asset value per share	$47.95

A-Class:
Net assets	$1,080,913
Capital shares outstanding	24,353
Net asset value per share	$44.39
Maximum offering price per share (Net asset value divided by 95.25%)	$46.60

C-Class:
Net assets	$405,853
Capital shares outstanding	10,112
Net asset value per share	$40.14

H-Class:
Net assets	$1,213,242
Capital shares outstanding	28,075
Net asset value per share	$43.21

STATEMENT OF OPERATIONS
Year Ended March 31, 2017

Investment Income:
Dividends (net of foreign withholding tax of $14,158)	$706,791
Income from securities lending, net	3,547
Interest	377
Total investment income	710,715

Expenses:
Management fees	232,711
Transfer agent and administrative fees	68,445
Distribution and service fees:
A-Class	16,800
C-Class	4,813
H-Class	17,082
Portfolio accounting fees	27,377
Custodian fees	4,369
Trustees’ fees*	2,517
Line of credit fees	280
Miscellaneous	41,088
Total expenses	415,482
Net investment income	295,233

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,661,119
Net realized gain	3,661,119
Net change in unrealized appreciation (depreciation) on:
Investments	(781,475)
Net change in unrealized appreciation (depreciation)	(781,475)
Net realized and unrealized gain	2,879,644
Net increase in net assets resulting from operations	$3,174,877

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

144 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$295,233	$96,347
Net realized gain (loss) on investments	3,661,119	(1,013,651)
Net change in unrealized appreciation (depreciation) on investments	(781,475)	1,646,482
Net increase in net assets resulting from operations	3,174,877	729,178

Distributions to shareholders from:
Net investment income
Investor Class	(148,366)	(53,710)
A-Class	(18,046)	(14,192)
C-Class	(15,410)	(14,927)
H-Class	(59,833)	(14,554)*
Total distributions to shareholders	(241,655)	(97,383)

Capital share transactions:
Proceeds from sale of shares
Investor Class	102,887,896	74,044,688
A-Class	52,341,342	10,919,225
C-Class	3,895,441	11,849,862
H-Class	55,785,784	19,440,257 *
Distributions reinvested
Investor Class	147,778	52,983
A-Class	17,422	14,149
C-Class	15,386	14,893
H-Class	59,833	14,553 *
Cost of shares redeemed
Investor Class	(109,831,997)	(55,976,185)
A-Class	(54,681,307)	(9,651,492)
C-Class	(3,803,624)	(12,071,566)
H-Class	(65,870,500)	(10,361,614)*
Net increase (decrease) from capital share transactions	(19,036,546)	28,289,753
Net increase (decrease) in net assets	(16,103,324)	28,921,548

Net assets:
Beginning of year	31,342,557	2,421,009
End of year	$15,239,233	$31,342,557
Undistributed net investment income at end of year	$133,323	$79,745

Capital share activity:
Shares sold
Investor Class	2,237,261	1,679,168
A-Class	1,269,793	264,455
C-Class	102,253	312,004
H-Class	1,323,661	531,126 *
Shares issued from reinvestment of distributions
Investor Class	3,252	1,285
A-Class	414	370
C-Class	403	424
H-Class	1,460	390 *
Shares redeemed
Investor Class	(2,426,423)	(1,261,930)
A-Class	(1,284,565)	(236,776)
C-Class	(99,349)	(318,305)
H-Class	(1,563,493)	(268,701)*
Net increase (decrease) in shares	(435,333)	703,510

*	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 145

TELECOMMUNICATIONS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[c]	Year Ended March 28, 2013[c]
Per Share Data
Net asset value, beginning of period	$42.91	$45.56	$45.51	$40.76	$41.52
Income (loss) from investment operations:
Net investment income (loss)[a]	.49	.44	.72	1.06	.81
Net gain (loss) on investments (realized and unrealized)	5.55	(1.64)	.63	4.26	(.67)
Total from investment operations	6.04	(1.20)	1.35	5.32	.14
Less distributions from:
Net investment income	(1.00)	(1.45)	(1.30)	(.57)	(.90)
Total distributions	(1.00)	(1.45)	(1.30)	(.57)	(.90)
Net asset value, end of period	$47.95	$42.91	$45.56	$45.51	$40.76

Total Return[b]	14.21%	(2.49%)	2.93%	13.12%	0.50%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,539	$19,198	$1,316	$2,497	$2,970
Ratios to average net assets:
Net investment income (loss)	1.09%	0.97%	1.55%	2.47%	2.06%
Total expenses	1.38%	1.34%	1.36%	1.38%	1.35%
Portfolio turnover rate	605%	660%	804%	1,271%	1,550%

A-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[c]	Year Ended March 28, 2013[c]
Per Share Data
Net asset value, beginning of period	$39.88	$42.63	$42.74	$38.44	$39.27
Income (loss) from investment operations:
Net investment income (loss)[a]	.32	.58	.58	.72	.72
Net gain (loss) on investments (realized and unrealized)	5.19	(1.88)	.61	4.15	(.65)
Total from investment operations	5.51	(1.30)	1.19	4.87	.07
Less distributions from:
Net investment income	(1.00)	(1.45)	(1.30)	(.57)	(.90)
Total distributions	(1.00)	(1.45)	(1.30)	(.57)	(.90)
Net asset value, end of period	$44.39	$39.88	$42.63	$42.74	$38.44

Total Return[b]	13.88%	(2.90%)	2.75%	12.80%	0.30%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,081	$1,544	$454	$2,631	$553
Ratios to average net assets:
Net investment income (loss)	0.75%	1.41%	1.35%	1.79%	1.98%
Total expenses	1.62%	1.59%	1.60%	1.63%	1.61%
Portfolio turnover rate	605%	660%	804%	1,271%	1,550%

146 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[c]	Year Ended March 28, 2013[c]
Per Share Data
Net asset value, beginning of period	$36.43	$39.35	$39.89	$36.00	$37.04
Income (loss) from investment operations:
Net investment income (loss)[a]	.03	(.01)	.06	.54	.48
Net gain (loss) on investments (realized and unrealized)	4.68	(1.46)	.70	3.92	(.62)
Total from investment operations	4.71	(1.47)	.76	4.46	(.14)
Less distributions from:
Net investment income	(1.00)	(1.45)	(1.30)	(.57)	(.90)
Total distributions	(1.00)	(1.45)	(1.30)	(.57)	(.90)
Net asset value, end of period	$40.14	$36.43	$39.35	$39.89	$36.00

Total Return[b]	13.05%	(3.59%)	1.86%	12.49%	(0.24%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$406	$248	$499	$271	$784
Ratios to average net assets:
Net investment income (loss)	0.07%	(0.03%)	0.14%	1.42%	1.41%
Total expenses	2.37%	2.35%	2.35%	2.38%	2.36%
Portfolio turnover rate	605%	660%	804%	1,271%	1,550%

H-Class	Year Ended March 31, 2017	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[c,d]	Year Ended March 28, 2013[c,d]
Per Share Data
Net asset value, beginning of period	$38.85	$41.59	$41.86	$37.75	$38.69
Income (loss) from investment operations:
Net investment income (loss)[a]	.58	.17	.60	.29	.57
Net gain (loss) on investments (realized and unrealized)	4.78	(1.46)	.43	4.39	(.61)
Total from investment operations	5.36	(1.29)	1.03	4.68	(.04)
Less distributions from:
Net investment income	(1.00)	(1.45)	(1.30)	(.57)	(.90)
Total distributions	(1.00)	(1.45)	(1.30)	(.57)	(.90)
Net asset value, end of period	$43.21	$38.85	$41.59	$41.86	$37.75

Total Return[b]	13.94%	(2.95%)	2.42%	12.53%	(0.01%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,213	$10,353	$151	$316	$133
Ratios to average net assets:
Net investment income (loss)	1.44%	0.44%	1.40%	0.74%	1.59%
Total expenses	1.62%	1.64%	1.86%	1.88%	1.86%
Portfolio turnover rate	605%	660%	804%	1,271%	1,550%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Reverse share split — Per share amounts for the periods presented through February 7, 2014 have been restated to reflect a 1:3 reverse share split effective February 7, 2014.
[d]
Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 147

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

TRANSPORTATION FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment (“transportation companies”).

For the one-year period ended March 31, 2017, Transportation Fund Investor Class returned 16.14%, compared with 18.38% for the S&P 500 Industrials Index. The broader S&P 500 Index returned 17.17%.

The road & rail industry was the largest contributor to return, followed by the auto components industry. The building products industry was the only detractor from return; the trading companies & distributors industry contributed least.

CSX Corp., Union Pacific Corp., and Norfolk Southern Corp. were the biggest contributors to performance for the period. Hertz Global Holdings, Inc., Ford Motor Co., and Autoliv, Inc. detracted the most from performance during the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 2, 1998
A-Class	September 1, 2004
C-Class	May 14, 2001
H-Class	June 9, 1998

Ten Largest Holdings (% of Total Net Assets)
United Parcel Service, Inc. — Class B	4.8%
Union Pacific Corp.	4.7%
FedEx Corp.	3.6%
General Motors Co.	3.6%
Tesla, Inc.	3.4%
CSX Corp.	3.3%
Ford Motor Co.	3.3%
Southwest Airlines Co.	2.9%
Delta Air Lines, Inc.	2.9%
Norfolk Southern Corp.	2.8%
Top Ten Total	35.3%

“Ten Largest Holdings” excludes any temporary cash investments.

148 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2017

	1 Year	5 Year	10 Year
Investor Class Shares	16.14%	14.88%	6.41%
A-Class Shares	15.87%	14.61%	6.18%
A-Class Shares with sales charge†	10.36%	13.50%	5.66%
C-Class Shares	15.00%	13.74%	5.36%
C-Class Shares with CDSC‡	14.00%	13.74%	5.36%
H-Class Shares**	15.88%	14.43%	5.96%
S&P 500 Industrials Index	18.38%	14.17%	8.15%
S&P 500 Index	17.17%	13.30%	7.51%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Industrials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 149

SCHEDULE OF INVESTMENTS	March 31, 2017
TRANSPORTATION FUND

	Shares	Value

COMMON STOCKS† - 99.8%

Transportation - 41.6%
United Parcel Service, Inc. — Class B	19,908	$2,136,128
Union Pacific Corp.	19,489	2,064,274
FedEx Corp.	8,116	1,583,837
CSX Corp.	31,043	1,445,052
Norfolk Southern Corp.	11,066	1,239,060
CH Robinson Worldwide, Inc.	9,306	719,261
Expeditors International of Washington, Inc.	12,414	701,267
J.B. Hunt Transport Services, Inc.	7,529	690,711
Canadian Pacific Railway Ltd.	4,567	670,984
Kansas City Southern	7,773	666,612
Old Dominion Freight Line, Inc.	6,718	574,860
Canadian National Railway Co.	7,440	550,039
XPO Logistics, Inc.*	10,322	494,321
ZTO Express Cayman, Inc. ADR*,1	35,080	459,197
Genesee & Wyoming, Inc. — Class A*	6,571	445,908
Ryder System, Inc.	5,838	440,419
Kirby Corp.*	6,040	426,122
Landstar System, Inc.	4,846	415,060
Swift Transportation Co. — Class A*	17,652	362,572
Knight Transportation, Inc.	10,749	336,981
Werner Enterprises, Inc.	11,177	292,837
Heartland Express, Inc.	13,902	278,735
Hub Group, Inc. — Class A*	5,854	271,626
Atlas Air Worldwide Holdings, Inc.*	4,743	262,999
Forward Air Corp.	5,497	261,492
Saia, Inc.*	5,210	230,803
ArcBest Corp.	6,700	174,200
YRC Worldwide, Inc.*	11,530	126,945
Total Transportation		18,322,302

Airlines - 18.9%
Southwest Airlines Co.	23,663	1,272,122
Delta Air Lines, Inc.	27,450	1,261,601
United Continental Holdings, Inc.*	15,252	1,077,401
American Airlines Group, Inc.	24,240	1,025,352
Alaska Air Group, Inc.	7,967	734,717
JetBlue Airways Corp.*	28,815	593,877
Copa Holdings S.A. — Class A	4,200	471,450
Ryanair Holdings plc ADR*	5,456	452,739
Spirit Airlines, Inc.*,1	8,024	425,834
Allegiant Travel Co. — Class A	2,333	373,863
Hawaiian Holdings, Inc.*	7,395	343,498
SkyWest, Inc.	8,170	279,823
Total Airlines		8,312,277

Auto Parts & Equipment - 15.6%
Delphi Automotive plc	8,689	699,377
Lear Corp.	4,778	676,469
Goodyear Tire & Rubber Co.	18,356	660,816
BorgWarner, Inc.	15,520	648,581
Magna International, Inc.	11,760	507,562
Autoliv, Inc.[1]	4,915	502,608
Adient plc	6,853	498,008
Tenneco, Inc.	6,228	388,752
Visteon Corp.*	3,961	387,980
Dorman Products, Inc.*	4,561	374,595
Dana, Inc.	18,832	363,646
Cooper Tire & Rubber Co.	7,695	341,273
Cooper-Standard Holdings, Inc.*	2,765	306,721
Gentherm, Inc.*	6,734	264,310
American Axle & Manufacturing Holdings, Inc.*	13,216	248,196
Total Auto Parts & Equipment		6,868,894

Auto Manufacturers - 14.6%
General Motors Co.	44,564	1,575,784
Tesla, Inc.*,1	5,361	1,491,966
Ford Motor Co.	123,761	1,440,578
Fiat Chrysler Automobiles N.V.*	52,702	576,033
Ferrari N.V.	6,376	474,119
Tata Motors Ltd. ADR	12,981	462,773
Toyota Motor Corp. ADR	3,923	426,116
Total Auto Manufacturers		6,447,369

Commercial Services - 3.9%
AMERCO	1,610	613,716
Macquarie Infrastructure Corp.	7,072	569,862
Avis Budget Group, Inc.*	10,894	322,245
Hertz Global Holdings, Inc.*,1	12,858	225,529
Total Commercial Services		1,731,352

Leisure Time - 2.4%
Harley-Davidson, Inc.	11,649	704,765
LCI Industries	3,520	351,296
Total Leisure Time		1,056,061

Home Builders - 1.6%
Thor Industries, Inc.	5,033	483,822
Winnebago Industries, Inc.	7,210	210,893
Total Home Builders		694,715

Electronics - 1.2%
Gentex Corp.	25,278	539,180

Total Common Stocks
(Cost $34,062,227)		43,972,150

	Face Amount

REPURCHASE AGREEMENT††,2 - 0.5%
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	$231,743	231,743
Total Repurchase Agreement
(Cost $231,743)		231,743

150 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
TRANSPORTATION FUND

	Shares	Value

SECURITIES LENDING COLLATERAL†,3 - 5.0%
First American Government Obligations Fund — Class Z, 0.61%[4]	2,221,801	$2,221,801
Total Securities Lending Collateral
(Cost $2,221,801)		2,221,801

Total Investments - 105.3%
(Cost $36,515,771)		$46,425,694
Other Assets & Liabilities, net - (5.3)%		(2,338,111)
Total Net Assets - 100.0%		$44,087,583

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2017 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of March 31, 2017.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$43,972,150	$—	$—	$43,972,150
Repurchase Agreement	—	231,743	—	231,743
Securities Lending Collateral	2,221,801	—	—	2,221,801
Total	$46,193,951	$231,743	$—	$46,425,694

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 151

TRANSPORTATION FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets:
Investments, at value - including $2,182,998 of securities loaned (cost $36,284,028)	$46,193,951
Repurchase agreements, at value (cost $231,743)	231,743
Total investments (cost $36,515,771)	46,425,694
Cash	2,619
Receivables:
Fund shares sold	127,455
Dividends	12,394
Foreign taxes reclaim	191
Securities lending income	1,300
Interest	4
Total assets	46,569,657

Liabilities:
Payable for:
Return of securities loaned	2,221,801
Fund shares redeemed	184,760
Management fees	37,215
Transfer agent and administrative fees	10,946
Distribution and service fees	4,768
Portfolio accounting fees	4,378
Miscellaneous	18,206
Total liabilities	2,482,074
Commitments and contingent liabilities (Note 11)	—
Net assets	$44,087,583

Net assets consist of:
Paid in capital	$37,530,490
Accumulated net investment loss	(1,009)
Accumulated net realized loss on investments	(3,351,821)
Net unrealized appreciation on investments	9,909,923
Net assets	$44,087,583

Investor Class:
Net assets	$32,911,360
Capital shares outstanding	614,988
Net asset value per share	$53.52

A-Class:
Net assets	$4,742,345
Capital shares outstanding	95,807
Net asset value per share	$49.50
Maximum offering price per share (Net asset value divided by 95.25%)	$51.97

C-Class:
Net assets	$2,306,422
Capital shares outstanding	50,218
Net asset value per share	$45.93

H-Class:
Net assets	$4,127,456
Capital shares outstanding	85,714
Net asset value per share	$48.15

STATEMENT OF OPERATIONS
Year Ended March 31, 2017

Investment Income:
Dividends (net of foreign withholding tax of $6,626)	$540,740
Income from securities lending, net	7,596
Interest	577
Total investment income	548,913

Expenses:
Management fees	306,978
Transfer agent and administrative fees	90,288
Distribution and service fees:
A-Class	15,397
C-Class	23,888
H-Class	11,671
Portfolio accounting fees	36,115
Custodian fees	5,183
Trustees’ fees*	2,208
Line of credit fees	580
Tax expense	85
Miscellaneous	57,795
Total expenses	550,188
Net investment loss	(1,275)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,205,605
Net realized gain	5,205,605
Net change in unrealized appreciation (depreciation) on:
Investments	887,530
Net change in unrealized appreciation (depreciation)	887,530
Net realized and unrealized gain	6,093,135
Net increase in net assets resulting from operations	$6,091,860

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

152 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TRANSPORTATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$(1,275)	$45,613
Net realized gain on investments	5,205,605	12,642,987
Net change in unrealized appreciation (depreciation) on investments	887,530	(19,150,904)
Net increase (decrease) in net assets resulting from operations	6,091,860	(6,462,304)

Distributions to shareholders from:
Net investment income
Investor Class	(75,133)	(68,541)
A-Class	(20,987)	(39,806)
C-Class	(7,137)	(17,180)
H-Class	(15,737)	(6,812)*
Total distributions to shareholders	(118,994)	(132,339)

Capital share transactions:
Proceeds from sale of shares
Investor Class	122,086,249	59,874,682
A-Class	19,099,228	9,344,709
C-Class	4,867,697	13,489,052
H-Class	143,717,449	25,514,022 *
Distributions reinvested
Investor Class	73,847	66,183
A-Class	20,353	37,973
C-Class	6,873	16,835
H-Class	15,696	6,762 *
Cost of shares redeemed
Investor Class	(106,399,464)	(85,095,507)
A-Class	(20,440,514)	(18,030,528)
C-Class	(5,771,671)	(16,300,469)
H-Class	(150,146,386)	(22,304,004)*
Net increase (decrease) from capital share transactions	7,129,357	(33,380,290)
Net increase (decrease) in net assets	13,102,223	(39,974,933)

Net assets:
Beginning of year	30,985,360	70,960,293
End of year	$44,087,583	$30,985,360
(Accumulated net investment loss)/Undistributed net investment income at end of year	$(1,009)	$45,613

Capital share activity:
Shares sold
Investor Class	2,457,004	1,248,273
A-Class	417,626	212,086
C-Class	114,437	323,931
H-Class	3,310,254	585,638 *
Shares issued from reinvestment of distributions
Investor Class	1,486	1,414
A-Class	443	874
C-Class	161	413
H-Class	351	160 *
Shares redeemed
Investor Class	(2,138,529)	(1,779,677)
A-Class	(446,819)	(405,659)
C-Class	(138,639)	(390,453)
H-Class	(3,441,408)	(501,890)*
Net increase (decrease) in shares	136,367	(704,890)

*	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 153

TRANSPORTATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$46.23	$52.06	$44.63	$32.07	$26.96
Income (loss) from investment operations:
Net investment income (loss)[a]	.09	.16	.18	(.04)	(.07)
Net gain (loss) on investments (realized and unrealized)	7.37	(5.78)	7.25	12.60	5.18
Total from investment operations	7.46	(5.62)	7.43	12.56	5.11
Less distributions from:
Net investment income	(.17)	(.21)	—	—	—
Total distributions	(.17)	(.21)	—	—	—
Net asset value, end of period	$53.52	$46.23	$52.06	$44.63	$32.07

Total Return[b]	16.14%	(10.80%)	16.65%	39.16%	18.95%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,911	$13,638	$42,947	$44,021	$78,644
Ratios to average net assets:
Net investment income (loss)	0.17%	0.33%	0.37%	(0.09%)	(0.25%)
Total expenses	1.38%	1.34%	1.35%	1.37%	1.37%
Portfolio turnover rate	676%	219%	247%	593%	737%

A-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$42.87	$48.41	$41.61	$29.96	$25.25
Income (loss) from investment operations:
Net investment income (loss)[a]	(.06)	.04	.05	(.11)	(.01)
Net gain (loss) on investments (realized and unrealized)	6.86	(5.37)	6.75	11.76	4.72
Total from investment operations	6.80	(5.33)	6.80	11.65	4.71
Less distributions from:
Net investment income	(.17)	(.21)	—	—	—
Total distributions	(.17)	(.21)	—	—	—
Net asset value, end of period	$49.50	$42.87	$48.41	$41.61	$29.96

Total Return[b]	15.87%	(11.01%)	16.34%	38.89%	18.70%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,742	$5,340	$15,359	$12,938	$4,558
Ratios to average net assets:
Net investment income (loss)	(0.12%)	0.08%	0.12%	(0.28%)	(0.05%)
Total expenses	1.63%	1.60%	1.60%	1.62%	1.60%
Portfolio turnover rate	676%	219%	247%	593%	737%

154 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TRANSPORTATION FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$40.09	$45.63	$39.52	$28.67	$24.34
Income (loss) from investment operations:
Net investment income (loss)[a]	(.34)	(.24)	(.27)	(.37)	(.26)
Net gain (loss) on investments (realized and unrealized)	6.35	(5.09)	6.38	11.22	4.59
Total from investment operations	6.01	(5.33)	6.11	10.85	4.33
Less distributions from:
Net investment income	(.17)	(.21)	—	—	—
Total distributions	(.17)	(.21)	—	—	—
Net asset value, end of period	$45.93	$40.09	$45.63	$39.52	$28.67

Total Return[b]	15.00%	(11.69%)	15.46%	37.84%	17.79%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,306	$2,977	$6,405	$3,734	$2,727
Ratios to average net assets:
Net investment income (loss)	(0.81%)	(0.57%)	(0.62%)	(1.07%)	(1.06%)
Total expenses	2.38%	2.35%	2.35%	2.37%	2.35%
Portfolio turnover rate	676%	219%	247%	593%	737%

H-Class	Year Ended March 31, 2017	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]	Year Ended March 31, 2014[c]	Year Ended March 28, 2013[c]
Per Share Data
Net asset value, beginning of period	$41.71	$47.12	$40.61	$29.32	$24.76
Income (loss) from investment operations:
Net investment income (loss)[a]	(.13)	(.09)	(.10)	(.18)	(.15)
Net gain (loss) on investments (realized and unrealized)	6.74	(5.11)	6.61	11.47	4.71
Total from investment operations	6.61	(5.20)	6.51	11.29	4.56
Less distributions from:
Net investment income	(.17)	(.21)	—	—	—
Total distributions	(.17)	(.21)	—	—	—
Net asset value, end of period	$48.15	$41.71	$47.12	$40.61	$29.32

Total Return[b]	15.88%	(11.04%)	16.03%	38.51%	18.42%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,127	$9,031	$6,249	$2,583	$4,483
Ratios to average net assets:
Net investment income (loss)	(0.30%)	(0.20%)	(0.22%)	(0.50%)	(0.57%)
Total expenses	1.63%	1.72%	1.85%	1.87%	1.86%
Portfolio turnover rate	676%	219%	247%	593%	737%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]
Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 155

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

UTILITIES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that operate public utilities (“utilities companies”).

For the one-year period ended March 31, 2017, Utilities Fund Investor Class returned 8.04%, compared with 7.06% for the S&P 500 Utilities Index. The broader S&P 500 Index returned 17.17%.

The electric utilities industry provided the largest contribution to return, followed by the multi-utilities segment. The independent power & renewable electricity producers detracted the most from return, followed by the oil, gas & consumable fuels industry.

CenterPoint Energy, Inc., NRG Energy, Inc., and NextEra Energy, Inc. were the best-performing holdings over the period, while Calpine Corp., Dynegy, Inc. and Korea Electric Power Corp. ADR were the main detractors.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 3, 2000
A-Class	September 1, 2004
C-Class	April 27, 2001
H-Class	April 3, 2000

Ten Largest Holdings (% of Total Net Assets)
NextEra Energy, Inc.	4.0%
Duke Energy Corp.	3.9%
Dominion Resources, Inc.	3.7%
Southern Co.	3.6%
PG&E Corp.	3.0%
American Electric Power Company, Inc.	3.0%
Exelon Corp.	3.0%
Sempra Energy	2.7%
Edison International	2.7%
PPL Corp.	2.6%
Top Ten Total	32.2%

“Ten Largest Holdings” excludes any temporary cash investments.

156 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2017

	1 Year	5 Year	10 Year
Investor Class Shares	8.04%	10.64%	5.87%
A-Class Shares	7.75%	10.36%	5.62%
A-Class Shares with sales charge†	2.63%	9.29%	5.10%
C-Class Shares	6.97%	9.54%	4.82%
C-Class Shares with CDSC‡	6.03%	9.54%	4.82%
H-Class Shares**	7.80%	10.19%	5.41%
S&P 500 Utilities Index	7.06%	12.10%	6.69%
S&P 500 Index	17.17%	13.30%	7.51%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Utilities Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 157

SCHEDULE OF INVESTMENTS	March 31, 2017
UTILITIES FUND

	Shares	Value

COMMON STOCKS† - 99.6%

Electric - 77.0%
NextEra Energy, Inc.	14,768	$1,895,767
Duke Energy Corp.	22,665	1,858,756
Dominion Resources, Inc.	22,234	1,724,690
Southern Co.	34,275	1,706,209
PG&E Corp.	21,559	1,430,655
American Electric Power Company, Inc.	21,187	1,422,283
Exelon Corp.	39,334	1,415,237
Edison International	15,732	1,252,425
PPL Corp.	33,288	1,244,638
Consolidated Edison, Inc.	15,575	1,209,555
Xcel Energy, Inc.	26,484	1,177,214
Public Service Enterprise Group, Inc.	26,286	1,165,784
WEC Energy Group, Inc.	17,844	1,081,882
DTE Energy Co.	10,454	1,067,458
Eversource Energy	18,060	1,061,567
FirstEnergy Corp.	29,333	933,376
Entergy Corp.	11,960	908,482
Avangrid, Inc.	21,055	899,891
Ameren Corp.	16,386	894,512
CMS Energy Corp.	19,524	873,504
Pinnacle West Capital Corp.	9,020	752,088
Alliant Energy Corp.	18,730	741,895
SCANA Corp.	11,313	739,305
Westar Energy, Inc.	12,464	676,421
AES Corp.	59,014	659,777
OGE Energy Corp.	18,107	633,383
Great Plains Energy, Inc.	21,284	621,918
NRG Energy, Inc.	32,064	599,597
MDU Resources Group, Inc.	20,822	569,898
IDACORP, Inc.	6,110	506,886
Portland General Electric Co.	10,947	486,266
Calpine Corp.*	43,548	481,205
Hawaiian Electric Industries, Inc.	14,104	469,804
Black Hills Corp.	6,931	460,704
ALLETE, Inc.	6,704	453,928
PNM Resources, Inc.	11,509	425,833
NorthWestern Corp.	7,111	417,416
Avista Corp.	9,980	389,719
MGE Energy, Inc.[1]	5,780	375,700
El Paso Electric Co.	7,107	358,904
Dynegy, Inc.*	31,827	250,160
Total Electric		36,294,692

Gas - 17.3%
Sempra Energy	11,706	1,293,514
CenterPoint Energy, Inc.	30,786	848,770
UGI Corp.	14,691	725,735
Atmos Energy Corp.	8,917	704,354
NiSource, Inc.	28,944	688,578
Vectren Corp.	9,371	549,234
National Fuel Gas Co.	9,169	546,656
WGL Holdings, Inc.	6,083	502,030
Southwest Gas Holdings, Inc.	5,896	488,837
ONE Gas, Inc.	6,887	465,561
New Jersey Resources Corp.	11,519	456,152
Spire, Inc.	6,412	432,810
South Jersey Industries, Inc.	11,907	424,485
Total Gas		8,126,716

Water - 3.9%
American Water Works Co., Inc.	11,955	929,740
Aqua America, Inc.	18,571	597,058
California Water Service Group	9,169	328,709
Total Water		1,855,507

Energy-Alternate Sources - 1.4%
Pattern Energy Group, Inc.	15,970	321,476
TerraForm Power, Inc. — Class A*	25,693	317,822
Total Energy-Alternate Sources		639,298

Pipelines - 0.0%**
Kinder Morgan, Inc.	1	22

Total Common Stocks
(Cost $38,999,384)		46,916,235

	Face Amount

REPURCHASE AGREEMENT††,2 - 0.4%
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	$173,795	173,795
Total Repurchase Agreement
(Cost $173,795)		173,795

	Shares

SECURITIES LENDING COLLATERAL†,3 - 0.0%**
First American Government Obligations Fund — Class Z, 0.61%[4]	21,909	21,909
Total Securities Lending Collateral
(Cost $21,909)		21,909

Total Investments - 100.0%
(Cost $39,195,088)		$47,111,939
Other Assets & Liabilities, net - 0.0%		15,320
Total Net Assets - 100.0%		$47,127,259

158 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
UTILITIES FUND

*	Non-income producing security.
**	Less than 0.1% of net assets.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2017 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of March 31, 2017.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$46,916,235	$—	$—	$46,916,235
Repurchase Agreement	—	173,795	—	173,795
Securities Lending Collateral	21,909	—	—	21,909
Total	$46,938,144	$173,795	$—	$47,111,939

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 159

UTILITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets:
Investments, at value - including $21,255 of securities loaned (cost $39,021,293)	$46,938,144
Repurchase agreements, at value (cost $173,795)	173,795
Total investments (cost $39,195,088)	47,111,939
Receivables:
Fund shares sold	55,087
Dividends	85,427
Foreign taxes reclaim	315
Interest	3
Total assets	47,252,771

Liabilities:
Payable for:
Fund shares redeemed	48,136
Management fees	24,494
Return of securities loaned	21,909
Distribution and service fees	8,716
Transfer agent and administrative fees	7,204
Portfolio accounting fees	2,882
Miscellaneous	12,171
Total liabilities	125,512
Commitments and contingent liabilities (Note 11)	—
Net assets	$47,127,259

Net assets consist of:
Paid in capital	$43,112,801
Undistributed net investment income	—
Accumulated net realized loss on investments	(3,902,393)
Net unrealized appreciation on investments	7,916,851
Net assets	$47,127,259

Investor Class:
Net assets	$24,116,015
Capital shares outstanding	613,002
Net asset value per share	$39.34

A-Class:
Net assets	$9,362,674
Capital shares outstanding	256,978
Net asset value per share	$36.43
Maximum offering price per share (Net asset value divided by 95.25%)	$38.25

C-Class:
Net assets	$8,269,772
Capital shares outstanding	265,473
Net asset value per share	$31.15

H-Class:
Net assets	$5,378,798
Capital shares outstanding	153,142
Net asset value per share	$35.12

STATEMENT OF OPERATIONS
Year Ended March 31, 2017

Investment Income:
Dividends (net of foreign withholding tax of $11,621)	$1,908,793
Interest	791
Income from securities lending, net	377
Total investment income	1,909,961

Expenses:
Management fees	564,765
Transfer agent and administrative fees	166,107
Distribution and service fees:
A-Class	35,219
C-Class	100,495
H-Class	15,323
Portfolio accounting fees	66,442
Custodian fees	10,607
Trustees’ fees*	8,413
Line of credit fees	394
Miscellaneous	102,422
Total expenses	1,070,187
Net investment income	839,774

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	11,894,279
Net realized gain	11,894,279
Net change in unrealized appreciation (depreciation) on:
Investments	(12,192,043)
Net change in unrealized appreciation (depreciation)	(12,192,043)
Net realized and unrealized loss	(297,764)
Net increase in net assets resulting from operations	$542,010

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

160 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$839,774	$957,252
Net realized gain on investments	11,894,279	376,530
Net change in unrealized appreciation (depreciation) on investments	(12,192,043)	4,295,317
Net increase in net assets resulting from operations	542,010	5,629,099

Distributions to shareholders from:
Net investment income
Investor Class	(577,820)	(406,169)
A-Class	(127,704)	(268,532)
C-Class	(237,845)	(122,718)
H-Class	(188,129)	(173,650)*
Net realized gains
Investor Class	(1,895,220)	—
A-Class	(418,860)	—
C-Class	(780,119)	—
H-Class	(617,055)	— *
Total distributions to shareholders	(4,842,752)	(971,069)

Capital share transactions:
Proceeds from sale of shares
Investor Class	282,505,858	150,469,741
A-Class	40,059,210	48,138,913
C-Class	6,907,165	22,853,937
H-Class	103,464,307	142,307,243 *
Distributions reinvested
Investor Class	2,434,848	394,790
A-Class	536,124	260,843
C-Class	1,004,274	121,826
H-Class	803,467	173,410 *
Cost of shares redeemed
Investor Class	(307,478,614)	(157,218,282)
A-Class	(54,062,337)	(37,759,601)
C-Class	(9,547,021)	(21,684,803)
H-Class	(105,286,529)	(149,530,278)*
Net decrease from capital share transactions	(38,659,248)	(1,472,261)
Net increase (decrease) in net assets	(42,959,990)	3,185,769

Net assets:
Beginning of year	90,087,249	86,901,480
End of year	$47,127,259	$90,087,249
Undistributed net investment income at end of year	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 161

UTILITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended March 31, 2017	Year Ended March 31, 2016
Capital share activity:
Shares sold
Investor Class	6,973,833	4,123,058
A-Class	1,063,262	1,422,806
C-Class	209,067	771,627
H-Class	2,848,092	4,366,895 *
Shares issued from reinvestment of distributions
Investor Class	68,472	11,581
A-Class	16,261	8,172
C-Class	35,537	4,346
H-Class	25,290	5,619 *
Shares redeemed
Investor Class	(7,690,866)	(4,364,735)
A-Class	(1,419,071)	(1,116,343)
C-Class	(295,878)	(733,416)
H-Class	(2,897,377)	(4,598,364)*
Net decrease in shares	(1,063,378)	(98,754)

*	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

162 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$40.23	$36.98	$34.01	$32.71	$29.13
Income (loss) from investment operations:
Net investment income (loss)[a]	.59	.73	.84	.78	.74
Net gain (loss) on investments (realized and unrealized)	2.25	3.09	2.26	1.98	3.96
Total from investment operations	2.84	3.82	3.10	2.76	4.70
Less distributions from:
Net investment income	(.87)	(.57)	(.13)	(1.46)	(1.12)
Net realized gains	(2.86)	—	—	—	—
Total distributions	(3.73)	(.57)	(.13)	(1.46)	(1.12)
Net asset value, end of period	$39.34	$40.23	$36.98	$34.01	$32.71

Total Return[b]	8.04%	10.61%	9.12%	8.88%	16.75%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,116	$50,753	$55,156	$95,854	$42,907
Ratios to average net assets:
Net investment income (loss)	1.47%	2.00%	2.31%	2.38%	2.45%
Total expenses	1.38%	1.35%	1.35%	1.40%	1.35%
Portfolio turnover rate	507%	475%	384%	508%	534%

A-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$37.63	$34.70	$32.02	$30.95	$27.69
Income (loss) from investment operations:
Net investment income (loss)[a]	.45	.63	.66	.63	.65
Net gain (loss) on investments (realized and unrealized)	2.08	2.87	2.15	1.90	3.73
Total from investment operations	2.53	3.50	2.81	2.53	4.38
Less distributions from:
Net investment income	(.87)	(.57)	(.13)	(1.46)	(1.12)
Net realized gains	(2.86)	—	—	—	—
Total distributions	(3.73)	(.57)	(.13)	(1.46)	(1.12)
Net asset value, end of period	$36.43	$37.63	$34.70	$32.02	$30.95

Total Return[b]	7.75%	10.38%	8.78%	8.64%	16.46%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,363	$22,448	$9,782	$11	$6,938
Ratios to average net assets:
Net investment income (loss)	1.20%	1.85%	1.93%	2.05%	2.26%
Total expenses	1.63%	1.60%	1.60%	1.63%	1.61%
Portfolio turnover rate	507%	475%	384%	508%	534%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 163

UTILITIES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$32.96	$30.70	$28.55	$27.96	$25.31
Income (loss) from investment operations:
Net investment income (loss)[a]	.22	.28	.36	.34	.42
Net gain (loss) on investments (realized and unrealized)	1.70	2.55	1.92	1.71	3.35
Total from investment operations	1.92	2.83	2.28	2.05	3.77
Less distributions from:
Net investment income	(.87)	(.57)	(.13)	(1.46)	(1.12)
Net realized gains	(2.86)	—	—	—	—
Total distributions	(3.73)	(.57)	(.13)	(1.46)	(1.12)
Net asset value, end of period	$31.15	$32.96	$30.70	$28.55	$27.96

Total Return[b]	6.97%	9.55%	7.99%	7.83%	15.58%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,270	$10,439	$8,417	$8,387	$7,001
Ratios to average net assets:
Net investment income (loss)	0.69%	0.94%	1.18%	1.22%	1.62%
Total expenses	2.37%	2.35%	2.35%	2.38%	2.36%
Portfolio turnover rate	507%	475%	384%	508%	534%

H-Class	Year Ended March 31, 2017	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]	Year Ended March 31, 2014[c]	Year Ended March 28, 2013[c]
Per Share Data
Net asset value, beginning of period	$36.40	$33.61	$31.09	$30.19	$27.10
Income (loss) from investment operations:
Net investment income (loss)[a]	.41	.54	.60	.69	.48
Net gain (loss) on investments (realized and unrealized)	2.04	2.82	2.05	1.67	3.73
Total from investment operations	2.45	3.36	2.65	2.36	4.21
Less distributions from:
Net investment income	(.87)	(.57)	(.13)	(1.46)	(1.12)
Net realized gains	(2.86)	—	—	—	—
Total distributions	(3.73)	(.57)	(.13)	(1.46)	(1.12)
Net asset value, end of period	$35.12	$36.40	$33.61	$31.09	$30.19

Total Return[b]	7.80%	10.31%	8.53%	8.29%	16.23%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,379	$6,448	$13,546	$2,269	$4,812
Ratios to average net assets:
Net investment income (loss)	1.13%	1.65%	1.79%	2.32%	1.70%
Total expenses	1.62%	1.68%	1.84%	1.88%	1.85%
Portfolio turnover rate	507%	475%	384%	508%	534%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]
Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class — See Note 9.

164 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At March 31, 2017, the Trust consisted of fifty-three funds.

This report covers Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund (the “Funds”), each a non-diversified investment company. Only Investor Class, A-Class, C-Class and H-Class had been issued by the Funds.

The Funds invest in a specific industry sector. To the extent that investments are concentrated in a single sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting such sector.

The Funds seek capital appreciation and invest substantially all of their assets in equity securities of companies involved in their sector.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Funds is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

A. The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

THE RYDEX FUNDS ANNUAL REPORT | 165

NOTES TO FINANCIAL STATEMENTS (continued)

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) are valued at the last quoted sales price.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI under the direction of the Board using methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

B. The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

C. The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of dividend income and foreign taxes on capital gains from sales of investments are included with the net realized and unrealized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2017, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

D. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

E. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

F. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

166 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

G. The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.82% at March 31, 2017.

H. Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Banking Fund	0.85%
Basic Materials Fund	0.85%
Biotechnology Fund	0.85%
Consumer Products Fund	0.85%
Electronics Fund	0.85%
Energy Fund	0.85%
Energy Services Fund	0.85%
Financial Services Fund	0.85%
Health Care Fund	0.85%
Internet Fund	0.85%
Leisure Fund	0.85%
Precious Metals Fund	0.75%
Real Estate Fund	0.85%
Retailing Fund	0.85%
Technology Fund	0.85%
Telecommunications Fund	0.85%
Transportation Fund	0.85%
Utilities Fund	0.85%

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended March 31, 2017, GFD retained sales charges of $252,227 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and GFD.

On October 4, 2016, Rydex Fund Services, LLC (“RFS”) was purchased by MUFG Investor Services and as of that date RFS ceased to be an affiliate of GI. In connection with its acquisition, RFS changed its name to MUFG Investor Services (US), LLC (“MUIS”). This change had no impact on the financial statements of the Trust.

MUIS acts as the Trust’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Trust’s securities and cash. For providing the aforementioned services, MUIS is entitled to receive a monthly fee equal to an annual percentage of the Funds’ average daily net assets subject to certain minimum monthly fees and out of pocket expenses.

3. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being

THE RYDEX FUNDS ANNUAL REPORT | 167

NOTES TO FINANCIAL STATEMENTS (continued)

sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended March 31, 2017 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Banking Fund	$269,048	$—	$269,048
Basic Materials Fund	670,396	—	670,396
Consumer Products Fund	4,654,580	902,413	5,556,993
Energy Fund	476,798	—	476,798
Energy Services Fund	125,275	—	125,275
Financial Services Fund	570,253	—	570,253
Health Care Fund	—	5,852,628	5,852,628
Leisure Fund	131,755	—	131,755
Precious Metals Fund	3,117,567	—	3,117,567
Real Estate Fund	834,145	—	834,145
Telecommunications Fund	241,655	—	241,655
Transportation Fund	118,994	—	118,994
Utilities Fund	1,131,498	3,711,254	4,842,752

The tax character of distributions paid during the year ended March 31, 2016 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Banking Fund	$84,494	$—	$84,494
Basic Materials Fund	348,553	—	348,553
Biotechnology Fund	9,120,814	—	9,120,814
Consumer Products Fund	7,107,463	—	7,107,463
Electronics Fund	42,413	—	42,413
Energy Fund	334,376	369,647	704,023
Energy Services Fund	231,483	—	231,483
Financial Services Fund	277,773	141,563	419,336
Health Care Fund	4,516,377	2,057,091	6,573,468
Internet Fund	142,232	88,617	230,849
Leisure Fund	285,529	96,180	381,709
Precious Metals Fund	183,913	—	183,913
Real Estate Fund	433,218	—	433,218
Retailing Fund	32,233	—	32,233
Telecommunications Fund	97,383	—	97,383
Transportation Fund	132,339	—	132,339
Utilities Fund	968,404	2,665	971,069

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

168 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax components of accumulated earnings/(deficit) as of March 31, 2017 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Capital Loss Carryforward & Other Losses	Other Temporary Differences
Banking Fund	$238,285	$—	$7,846,151	$(20,239,731)	$—
Basic Materials Fund	401,894	—	7,037,562	(8,009,421)	(156,724)
Biotechnology Fund	—	17,204,989	114,814,572	(502,785)	—
Consumer Products Fund	2,820,723	7,799,718	77,995,041	—	—
Electronics Fund	27,832	—	8,225,218	(3,055,204)	—
Energy Fund	216,907	—	(3,399,889)	(650,468)	—
Energy Services Fund	—	—	(5,313,023)	(12,478,060)	—
Financial Services Fund	373,064	—	6,324,482	(3,920,455)	—
Health Care Fund	1,012,134	2,944,365	(189,291)	—	—
Internet Fund	—	—	3,709,361	(850,433)	—
Leisure Fund	1,306,512	—	3,695,032	—	—
Precious Metals Fund	3,137,437	—	(10,839,468)	(26,268,511)	(340,556)
Real Estate Fund	—	—	391,361	(5,583,916)	—
Retailing Fund	—	—	618,777	(377,028)	—
Technology Fund	—	1,400,557	8,248,622	(12,630)	—
Telecommunications Fund	133,323	—	780,355	—	—
Transportation Fund	—	—	7,313,419	(756,326)	—
Utilities Fund	—	—	4,014,458	—	—

Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of March 31, 2017, capital loss carryforwards for the Funds were as follows:

			Unlimited		Total
Fund	Expires in 2018	Expires in 2019	Short-Term	Long-Term	Capital Loss Carryforward
Banking Fund	$(16,385,824)	$(912,723)	$(1,911,765)	$(1,029,419)	$(20,239,731)
Basic Materials Fund	(8,009,421)	—	—	—	(8,009,421)
Electronics Fund	—	(3,055,204)	—	—	(3,055,204)
Energy Fund	—	—	(650,468)	—	(650,468)
Energy Services Fund	(5,702,829)	—	(4,869,903)	(1,885,936)	(12,458,668)
Financial Services Fund	—	—	(1,883,819)	(2,036,636)	(3,920,455)
Internet Fund	—	—	(792,834)	—	(792,834)
Precious Metals Fund	—	—	(5,013,256)	(21,255,255)	(26,268,511)
Real Estate Fund	(4,305,317)	—	(1,252,958)	—	(5,558,275)
Transportation Fund	—	(755,317)	—	—	(755,317)

THE RYDEX FUNDS ANNUAL REPORT | 169

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended March 31, 2017, the following capital loss carryforward amounts expired or were used:

Fund	Expired	Utilized	Total
Banking Fund	$1,809,926	$633,931	$2,443,857
Basic Materials Fund	1,991,256	9,895,931	11,887,187
Electronics Fund	5,165,008	3,844,173	9,009,181
Energy Fund	—	10,541,719	10,541,719
Energy Services Fund	16,789,802	2,119,745	18,909,547
Financial Services Fund	—	3,546,102	3,546,102
Internet Fund	—	1,179,768	1,179,768
Leisure Fund	—	1,451,595	1,451,595
Precious Metals	—	4,836,340	4,836,340
Real Estate Fund	2,247,435	6,067,374	8,314,809
Retailing Fund	427,402	2,864,163	3,291,565
Technology Fund	—	2,466,468	2,466,468
Telecommunications Fund	1,318,682	3,758,386	5,077,068
Transportation Fund	—	4,762,940	4,762,940

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are typically due to qualified late year losses, losses deferred due to wash sales, utilization of earnings and profits on shareholder redemptions, and the “mark-to-market” or disposition of certain passive foreign investment companies (PFICs), as well as securities no longer considered PFICs for tax purposes. Additional differences may result from tax treatment of net operating losses, foreign capital gains tax, dividend relcassifications, overdistributions, excise taxes paid, and expiration of capital loss carryforward amounts. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

On the Statements of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Banking Fund	$(1,809,926)	$—	$1,809,926
Basic Materials Fund	(1,993,296)	306,441	1,686,855
Biotechnology Fund	19,587,971	3,540,595	(23,128,566)
Consumer Products Fund	14,652,308	(860,601)	(13,791,707)
Electronics Fund	(5,165,008)	—	5,165,008
Energy Fund	—	—	—
Energy Services Fund	(16,828,245)	38,443	16,789,802
Financial Services Fund	1	168	(169)
Health Care Fund	14,424,012	337,173	(14,761,185)
Internet Fund	(94,381)	186,286	(91,905)
Leisure Fund	2,441,844	308,800	(2,750,644)
Precious Metals Fund	(3)	3,568,708	(3,568,705)
Real Estate Fund	(2,369,796)	122,361	2,247,435
Retailing Fund	(442,678)	15,106	427,572
Technology Fund	2,485,926	55,622	(2,541,548)
Telecommunications Fund	(1,318,681)	—	1,318,681
Transportation Fund	(73,647)	73,647	—
Utilities Fund	5,014,034	291,724	(5,305,758)

170 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2017, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized (Loss)	Net Unrealized Gain (Loss)
Banking Fund	$54,428,408	$7,863,084	$(16,933)	$7,846,151
Basic Materials Fund	84,580,433	7,854,542	(816,980)	7,037,562
Biotechnology Fund	228,082,068	118,175,454	(3,360,882)	114,814,572
Consumer Products Fund	242,547,094	79,609,586	(1,614,545)	77,995,041
Electronics Fund	75,255,551	9,022,903	(797,685)	8,225,218
Energy Fund	41,206,359	—	(3,399,889)	(3,399,889)
Energy Services Fund	26,339,988	—	(5,313,023)	(5,313,023)
Financial Services Fund	56,791,404	6,828,667	(504,185)	6,324,482
Health Care Fund	52,647,005	454,514	(643,805)	(189,291)
Internet Fund	22,065,311	3,902,044	(192,683)	3,709,361
Leisure Fund	18,821,972	3,790,942	(95,910)	3,695,032
Precious Metals Fund	83,878,729	—	(10,661,962)	(10,661,962)
Real Estate Fund	8,724,958	399,007	(7,646)	391,361
Retailing Fund	11,833,429	779,984	(161,207)	618,777
Technology Fund	77,013,609	8,876,250	(627,628)	8,248,622
Telecommunications Fund	15,335,032	931,974	(151,619)	780,355
Transportation Fund	39,112,275	7,349,248	(35,829)	7,313,419
Utilities Fund	43,097,481	4,236,389	(221,931)	4,014,458

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 31, 2017, the following losses reflected in the accompanying financial statements were deferred for Federal income tax purposes until April 1, 2017:

Fund	Ordinary	Capital
Biotechnology Fund	$(502,785)	$—
Energy Services Fund	(19,392)	—
Internet Fund	(57,599)	—
Real Estate Fund	(25,641)	—
Retailing Fund	—	(377,028)
Technology Fund	(12,630)	—
Transportation Fund	(1,009)	—

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

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NOTES TO FINANCIAL STATEMENTS (continued)

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 31, 2017, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Securities, Inc.			U.S. Treasury Strips
0.68%			0.00%
Due 04/03/17	$9,111,744	$9,112,261	05/15/43	$20,946,900	$9,293,985

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6. Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

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NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2017, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Banking Fund	$727,694	$(727,694)	$—	$751,055	$—	$751,055
Basic Materials Fund	3,930,272	(3,930,272)	—	4,053,465	—	4,053,465
Biotechnology Fund	26,140,010	(26,140,010)	—	26,809,744	—	26,809,744
Consumer Products Fund	8,896,881	(8,896,881)	—	9,078,709	—	9,078,709
Electronics Fund	1,613,030	(1,613,030)	—	1,654,882	—	1,654,882
Energy Fund	1,640,242	(1,640,242)	—	1,670,575	—	1,670,575
Energy Services Fund	528,142	(527,989)*	153	527,989	—	527,989	*
Financial Services Fund	1,376,210	(1,376,210)	—	1,412,093	—	1,412,093
Health Care Fund	1,651,143	(1,651,143)	—	1,692,284	—	1,692,284
Internet Fund	1,164,381	(1,164,381)	—	1,190,549	—	1,190,549
Leisure Fund	892,138	(892,138)	—	908,995	—	908,995
Precious Metals Fund	6,470,140	(6,470,140)	—	6,731,112	—	6,731,112
Real Estate Fund	67,894	(67,894)	—	68,932	—	68,932
Retailing Fund	618,934	(618,934)	—	637,750	—	637,750
Technology Fund	2,023,836	(2,023,836)	—	2,068,380	—	2,068,380
Telecommunications Fund	802,010	(802,010)	—	817,455	—	817,455
Transportation Fund	2,182,998	(2,182,998)	—	2,221,801	—	2,221,801
Utilities Fund	21,255	(21,255)	—	21,909	—	21,909

(a)	Actual collateral received by the Fund may be greater than the amount shown due to overcollateralization.
*	Subsequent to March 31, 2017, additional collateral was received.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

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NOTES TO FINANCIAL STATEMENTS (continued)

7. Securities Transactions

For the year ended March 31, 2017, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Banking Fund	$414,083,291	$375,732,876
Basic Materials Fund	367,780,645	335,163,915
Biotechnology Fund	694,384,440	792,455,408
Consumer Products Fund	303,424,562	424,186,000
Electronics Fund	332,829,248	284,178,950
Energy Fund	562,726,331	571,404,264
Energy Services Fund	478,095,588	471,024,362
Financial Services Fund	205,258,695	171,144,451
Health Care Fund	352,272,077	369,511,295
Internet Fund	162,051,471	178,383,436
Leisure Fund	101,050,687	122,019,790
Precious Metals Fund	456,150,258	460,798,497
Real Estate Fund	411,152,614	451,369,115
Retailing Fund	149,394,367	159,353,905
Technology Fund	199,496,014	162,246,309
Telecommunications Fund	172,335,400	191,246,214
Transportation Fund	242,171,249	235,044,269
Utilities Fund	341,034,475	383,239,063

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended March 31, 2017, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Banking Fund	$33,956,135	$22,061,117	$713,809
Basic Materials Fund	32,077,721	24,921,544	991,580
Biotechnology Fund	33,956,676	50,547,089	3,713,028
Consumer Products Fund	24,106,646	17,583,929	1,686,385
Electronics Fund	19,597,115	18,531,495	316,329
Energy Fund	42,759,505	46,847,913	466,175
Energy Services Fund	34,934,009	25,363,206	(155,847)
Financial Services Fund	27,571,676	34,552,529	(119,128)
Health Care Fund	40,277,355	42,571,105	(479,640)
Internet Fund	26,025,123	24,009,004	782,065
Leisure Fund	8,934,862	13,621,312	766,639
Precious Metals Fund	35,316,400	32,238,673	1,979,374
Real Estate Fund	25,511,821	29,970,276	663,561
Retailing Fund	10,451,485	12,025,537	460,886
Technology Fund	36,493,511	24,188,150	226,949
Telecommunications Fund	11,180,005	13,036,384	817,798
Transportation Fund	9,827,932	8,057,021	395,838
Utilities Fund	19,836,811	17,450,978	601,810

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NOTES TO FINANCIAL STATEMENTS (continued)

8. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 11, 2017. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.58% for the year ended March 31, 2017. The Funds did not have any borrowings outstanding under this agreement at March 31, 2017.

The average daily balances borrowed for the year ended March 31, 2017, were as follows:

Fund	Average Daily Balance
Banking Fund	$16,307
Basic Materials Fund	19,321
Biotechnology Fund	149,705
Consumer Products Fund	67,276
Electronics Fund	37,821
Energy Fund	15,921
Energy Services Fund	19,221
Financial Services Fund	14,140
Health Care Fund	8,184
Internet Fund	6,329
Leisure Fund	6,224
Precious Metals Fund	9,951
Real Estate Fund	8,751
Retailing Fund	10,717
Technology Fund	23,666
Telecommunications Fund	17,105
Transportation Fund	36,406
Utilities Fund	25,262

9. Conversion of Advisor Class Shares to H-Class Shares

Effective upon the close of business on September 30, 2015, the Funds converted their existing Advisor Class shares to H-Class shares, which effectively reduced the distribution and shareholder services fees paid by the Funds.

10. Share Splits

Share splits occurred for the following Funds at the close of business:

Fund	Effective Date	Split Type
Energy Fund	November 7, 2016	One-for-Four Reverse Split
Financial Services Fund	October 31, 2016	Two-for-One Share Split

The effect of the reverse share split was to divide the number of outstanding shares of the Energy Fund by its split ratio, resulting in a corresponding increase in the NAV. The effect of the share split was to multiply the number of outstanding shares of the Financial Services Fund by its split ratio, resulting in a corresponding decrease in the NAV. The share transactions presented in the Statements of Changes in net assets and the per share data in the Financial Highlights for each of the periods presented prior to the effective date, have been restated to reflect these respective share splits. There were no changes in net assets, results of operations or total return as a result of these transactions.

11. Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-

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NOTES TO FINANCIAL STATEMENTS (continued)

held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The Supreme Court has not yet granted or denied the petition for certiorari.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Series Funds was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.) (the “Creditor Trust Action”). Its funds may also be putative members of the proposed defendant classes in Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), Adv. Pro. No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation Trust Action”) and Weisfelner, as Trustee of the LB Creditor Trust, v. Reichman (In re Lyondell Chemical Co.), Adv. Pro. No. 12-1570 (Bankr. S.D.N.Y.) (“Reichman”).

Similar to the claims made in the Tribune matter, the Weisfelner complaints seek to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008. The Creditor Trust

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NOTES TO FINANCIAL STATEMENTS (concluded)

Action and Reichman allege claims against the former Lyondell shareholders under state law for both constructive fraudulent transfer and intentional fraudulent transfer. The Litigation Trust Action alleges a claim against the former Lyondell shareholders under federal law for intentional fraudulent transfer.

On April 7, 2014, the plaintiff filed a Third Amended Complaint in the Creditor Trust Action, a Second Amended Complaint in the Litigation Trust Action, and an Amended Complaint in Reichman.

On May 8, 2014, the plaintiff in the Litigation Trust Action filed a motion to certify a defendant class generally comprised of all former Lyondell shareholders that received proceeds in exchange for their shares in the 2007 merger transaction.

On July 30, 2014, the defendants filed a motion to dismiss these lawsuits. The Bankruptcy Court held oral argument on the motion to dismiss and on the motion for class certification on January 14 and January 15, 2015. On September 15, 2015, the Bankruptcy Court denied the motion for class certification without prejudice to the plaintiff’s right to file a renewed motion. On November 18, 2015, the Bankruptcy Court granted the defendants’ motion to dismiss the intentional fraudulent transfer claims in the Creditor Trust Action, the Litigation Trust Action, and in Reichman, but denied the motion to dismiss the constructive fraudulent transfer claims in the Creditor Trust Action and in Reichman. The Bankruptcy Court entered final judgment dismissing the Litigation Trust Action, but the plaintiff appealed the dismissal to the U.S. District Court for the Southern District of New York.

On May 4, 2016, the defendants filed a motion to dismiss, or in the alternative, for a stay of, the Creditor Trust Action and Reichman in light of the U.S. Court of Appeals for the Second Circuit’s opinion in the appeal of the Tribune SLCFC actions. On July 20, 2016, the Bankruptcy Court issued a report and recommendation granting the defendants’ motion to dismiss. The U.S. District Court for the Southern District of New York has not yet accepted the Bankruptcy Court’s recommendation or entered a final judgment.

On July 27, 2016, the District Court reversed the Bankruptcy Court and reinstated the federal law intentional fraudulent transfer claim in the Litigation Trust Action and remanded to the Bankruptcy Court for further proceedings. The District Court found that the fraudulent intent that mattered was that of Lyondell’s CEO, not its board, because the CEO’s intent could be imputed to Lyondell under Delaware law agency principles. The District Court did note, however, that plaintiff faces a high standard for proving “actual intent” to harm creditors, and that it remains to be seen whether plaintiff will be able to make this showing. On August 11, 2016, the shareholder defendants filed a motion for reconsideration and/or to certify an interlocutory appeal of the District Court’s opinion. On October 5, 2016, the District Court denied the motion for reconsideration and/or to certify an interlocutory appeal. In light of this ruling, the federal intentional fraudulent conveyance claim will move forward before the Bankruptcy Court, but a schedule for that case has not yet been set.

These lawsuits do not allege any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,725,168; Long Short Equity Fund f/k/a U.S. Long Short Momentum Fund - $2,193,600; Global 130/30 Strategy Fund - $37,920; Hedged Equity Fund - $1,440; and Multi-Hedge Strategies Fund - $1,116,480. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Rydex Series Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund (eighteen of the series constituting the Rydex Series Funds) (the “Funds”) as of March 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds (eighteen of the series constituting the Rydex Series Funds) at March 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Tysons, Virginia
May 30, 2017

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OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2017, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
Banking Fund	100.00%
Basic Materials Fund	86.55%
Consumer Products Fund	89.22%
Energy Fund	100.00%
Energy Services Fund	100.00%
Financial Services Fund	67.86%
Leisure Fund	100.00%
Precious Metals Fund	2.40%
Real Estate Fund	1.17%
Telecommunications Fund	100.00%
Transportation Fund	100.00%
Utilities Fund	77.18%

Additionally, the following amounts of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	% Qualifying
Banking Fund	100.00%
Basic Materials Fund	100.00%
Consumer Products Fund	92.64%
Energy Fund	100.00%
Energy Services Fund	100.00%
Financial Services Fund	100.00%
Leisure Fund	100.00%
Precious Metals Fund	7.71%
Real Estate Fund	5.96%
Telecommunications Fund	100.00%
Transportation Fund	100.00%
Utilities Fund	76.68%

Additionally, of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2017, the following funds had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively:

Fund	% Qualifying	% Short-Term Capital Gain Qualifying
Consumer Products Fund	—	100.00%

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OTHER INFORMATION (Unaudited) (concluded)

With respect to the taxable year ended March 31, 2017, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gains, subject to the 15% rate gains category:	From long-term capital gains, using proceeds from shareholder redemptions:
Biotechnology Fund	$—	$20,467,430
Consumer Products Fund	902,413	6,264,059
Health Care Fund	5,852,628	14,424,012
Leisure Fund	—	1,783,756
Technology Fund	—	2,485,928
Utilities Fund	3,711,254	3,915,429

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

180 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INTERESTED TRUSTEE
Donald C. Cacciapaglia** (1951)	President and Trustee from 2012 to present.	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	230
Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Guggenheim Partners Investment Management Holdings, LLC (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

INDEPENDENT TRUSTEES
Angela Brock-Kyle***** (1959)	Trustee from August 2016 to present.	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm) Former: Senior Leader, TIAA (financial services firm) (1987-2012).	135	Infinity Property & Casualty Corporation (2014-present).
Corey A. Colehour (1945)	Trustee from 1993 to present; Member of the Audit Committee from 1994 to present; Member of the Governance Committee from 2014 to present; and Member of the Investment and Performance Committee from 2014 to present.	Retired.	135	None.
J. Kenneth Dalton (1941)	Trustee from 1995 to present; Chairman and Member of the Audit Committee from 1997 to present; and Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	135	Epiphany Funds (4) (2009-present).

THE RYDEX FUNDS ANNUAL REPORT | 181

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INDEPENDENT TRUSTEES - concluded
John O. Demaret (1940)	Vice Chairman of the Board from 2014 to present (Chairman of the Board from 2006 to 2014); Trustee and Member of the Audit Committee from 1997 to present; Chairman (since 2014) and Member of the Compliance and Risk Oversight Committee from 2010 to present; Chairman and Member of the Investment and Performance Committee from 2014 to present; and Member of the Nominating Committee from 2014 to present.	Retired.	135	None.
Werner E. Keller (1940)	Chairman of the Board from 2014 to present (Vice Chairman of the Board from 2010 to 2014); Trustee and Member of the Audit Committee from 2005 to present; and Member of the Investment and Performance Committee from 2014 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	135	None.
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit Committee from 2005 to present; Member of the Nominating Committee from 2005 to present; and Member of the Governance Committee from 2007 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	135	US Global Investors (GROW) (1995-present).
Patrick T. McCarville (1942)	Trustee from 1997 to present; Member of the Audit Committee from 1997 to present; Chairman and Member of the Nominating Committee from 2004 to present; Chairman and Member of the Governance Committee from 2007 to present; and Member of the Compliance and Risk Oversight Committee from 2014 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	135	None.
Sandra G. Sponem***** (1958)	Trustee from August 2016 to present.	Current: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-present).	135	None.

182 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President (1999-present)
Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

Joanna M. Catalucci (1966)	AML Officer (2016-present)
Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2014-present); AML Officer, certain funds in the Fund Complex (2016-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer (2016-present)
Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer (2016-present)
Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director of Guggenheim Partners Investment Management, LLC (2015-present); Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-present).

Former: Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	Vice President (2009-present) and Secretary (2012-present)
Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Glenn McWhinnie (1969)	Assistant Treasurer (2016-present)	Current: Vice President, Guggenheim Investments (2009-present). Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present)
Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

THE RYDEX FUNDS ANNUAL REPORT | 183

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Adam J. Nelson (1979)	Assistant Treasurer (2016-present)
Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer (2016-present)
Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present)
Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Adviser’s parent company.
***
The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

****	Certain of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.
*****	Mses. Brock-Kyle and Sponem commence serving as independent Trustees effective August 18, 2016.

184 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Guggenheim Investments as used herein refers to Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC as well as the funds in the Guggenheim Funds complex (the “funds”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to personal information about you, we hold ourselves to high standards in its safekeeping and use. This means, most importantly, that we do not sell client or account information to anyone—whether you are a current or former Guggenheim Investments client.

The Information We Collect About You and How We Collect It

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Funds or one of the Guggenheim affiliated companies. “Nonpublic personal information” is personally identifiable information about you. For example it includes your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g. purchase and redemption history).

How We Share Your Personal Information

As a matter of policy, we do not disclose your nonpublic personal information to nonaffiliated third parties except as required or permitted by law. As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below.

To complete certain transactions or account changes that you direct, it may be necessary to provide your personal information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. In connection with servicing your accounts or to alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your personal information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally we will share personal information about you if we are compelled by law to do so, if you direct us to do so with your consent, or in other circumstances as permitted by law.

How We Safeguard Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Guggenheim Investments, access to such information is limited to those who need it to perform their jobs such as servicing your account, resolving problems or informing you of new products and services.

THE RYDEX FUNDS ANNUAL REPORT | 185

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3.31.2017

Rydex Funds Annual Report

Domestic Equity Funds
Nova Fund
S&P 500® Fund
Inverse S&P 500® Strategy Fund
Monthly Rebalance NASDAQ-100® 2x Strategy Fund
Inverse NASDAQ-100® Strategy Fund
Mid-Cap 1.5x Strategy Fund
Inverse Mid-Cap Strategy Fund
Russell 2000® 1.5x Strategy Fund
Russell 2000® Fund
Inverse Russell 2000® Strategy Fund
Dow Jones Industrial Average® Fund

Fixed Income Funds
Government Long Bond 1.2x Strategy Fund
Inverse Government Long Bond Strategy Fund
High Yield Strategy Fund
Inverse High Yield Strategy Fund
Money Market Fund
U.S. Government Money Market Fund

GuggenheimInvestments.com	RTB1-ANN-0317x0318

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
NOVA FUND	12
S&P 500® FUND	27
INVERSE S&P 500® STRATEGY FUND	40
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND	49
INVERSE NASDAQ-100® STRATEGY FUND	58
MID-CAP 1.5x STRATEGY FUND	67
INVERSE MID-CAP STRATEGY FUND	79
RUSSELL 2000® 1.5x STRATEGY FUND	87
RUSSELL 2000® FUND	113
INVERSE RUSSELL 2000® STRATEGY FUND	140
DOW JONES INDUSTRIAL AVERAGE® FUND	148
GOVERNMENT LONG BOND 1.2x STRATEGY FUND	156
INVERSE GOVERNMENT LONG BOND STRATEGY FUND	167
HIGH YIELD STRATEGY FUND	177
INVERSE HIGH YIELD STRATEGY FUND	186
U.S. GOVERNMENT MONEY MARKET FUND	194
NOTES TO FINANCIAL STATEMENTS	200
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	223
OTHER INFORMATION	224
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	226
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	230

THE RYDEX FUNDS ANNUAL REPORT | 1

March 31, 2017

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for a selection of our Funds (the “Funds”) for the one-year period ended March 31, 2017.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President and Chief Executive Officer
April 30, 2017

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses, and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options, and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a Fund from correlating with the monthly, quarterly, annual, or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a Fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus.

The Fixed Income Funds may not be suitable for all investors. ● Fixed income investments are subject to credit, liquidity, interest rate, and, depending on the instrument, counterparty risk. These risks may be increased to the extent fixed income investments are concentrated in any one issuer, industry, region, or country. The market value of fixed income investments generally will fluctuate with, among other things, the financial condition of the obligors on the underlying debt obligations, general economic conditions, the condition of certain financial markets, political events, developments or trends in any particular industry, and changes in prevailing interest rates. In general, any interest rate increases can cause the price of a debt security to decrease and vice versa.

2 | THE RYDEX FUNDS ANNUAL REPORT

March 31, 2017

The High Yield Strategy Fund and Inverse High Yield Strategy Fund may not be suitable for all investors. ● The use of derivatives such as futures, options and swap agreements will expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● A highly liquid secondary market may not exist for the credit default swaps the Funds invest in, and there can be no assurance that a highly liquid secondary market will develop. ● The Funds’ market value will change in response to interest rate changes and market conditions among other factors. ● You may have a gain or loss when you sell your shares. ● In general, bond prices rise when interest rates fall, and vice versa. The Funds’ exposure to the high yield bond market may subject the Funds to greater volatility because (i) the Funds will be affected by the ability of high yield security issuers’ ability to make principal and interest payments and (ii) the prices of derivatives linked to high yield bonds may fluctuate unpredictably and not necessarily in relation to interest rates. ● It is important to note that the Funds are not guaranteed by the U.S. government. The Funds are subject to active trading risks that may increase volatility and impact their ability to achieve their investment objectives. ● Investing in the Inverse High Yield Strategy Fund involves certain risks, which include volatility due to the Fund’s possible use of short sales of security and derivatives such as options and futures.

Monthly leveraged funds are not suitable for all investors. ● These funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking monthly leveraged investment results, and (c) intend to actively monitor and manage their investments. ● The more a fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The funds’ use of derivatives, such as futures, options, and swap agreements, may expose the funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Monthly leveraged funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a monthly basis. Because monthly leveraged funds seek to track the performance of their benchmark on a monthly basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the quarterly, annual or other period performance of its benchmark. Due to the compounding of monthly returns, leveraged funds’ returns over periods other than one calendar month will likely differ in amount and possibly direction from the benchmark return for the same period. For those funds that consistently apply leverage, the value of the funds’ shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. Monthly leveraged funds rebalance their portfolios on a monthly basis on the last day of each calendar month, increasing exposure in response to that month’s gains or reducing exposure in response to that month’s losses. ● Throughout the month, the amount of leverage that a monthly leveraged fund provides is allowed to float. Purchasing monthly leveraged funds on any day other than the last day of each calendar month will likely mean that the monthly leveraged fund’s actual leverage is different from its monthly leverage target. Investors should monitor their monthly leveraged funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the monthly leveraged funds’ prospectus.

The U.S. Government Money Market Fund may not be suitable for all investors. ● An investment in the U.S. Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2017

The market optimism that helped lift risk asset prices after the presidential election in November continued through the early part of 2017. The Standard & Poor’s® (“S&P 500”) Index set a new record, high yield corporate bond spreads approached cycle lows, and the 10-year Treasury yield rose to 2.63%, the highest level since 2014. Risk appetite faded as the first quarter drew to a close, however, as investors grappled with the implications of an unsuccessful healthcare reform bill and growing geopolitical risks.

Much of the rise in asset valuations since Donald Trump’s victory has been based on anticipation of his pro-growth policies coming to fruition, an outcome that is far from certain. Asset valuations could be getting a bit ahead of themselves, and becoming more sensitive to a temporary growth scare or setback, especially since the rollout of Trump’s new policies will not be smooth or easy.

Nevertheless, the underlying economy remains on a good trajectory. Tracking estimates for first-quarter real U.S. Gross Domestic Product (“GDP”) growth have fallen in recent weeks despite strong gains in consumer and business sentiment since the election. In late April, after the period ended, the initial estimate of first-quarter GDP growth was 0.7%. However, we attribute a large portion of the apparent weakness to seasonal factors that have depressed as-reported first quarter GDP growth over the past several years. In keeping with this pattern, we would expect the final first-quarter GDP number to be revised higher. More importantly, the prospects for quarterly GDP growth appear stronger going forward.

Consumer spending should benefit from solid income and wealth gains, with household net worth sitting at an all-time high. Recent job gains have been strong, and we anticipate a further acceleration of wage growth as the labor market continues to tighten. Buoyant consumer sentiment and low household debt service outlays also support our positive outlook. On the business investment side, we expect various factors to be supportive, including the uptick in global industrial production growth, the ongoing rise in U.S. oil drilling activity, the surge in small-business optimism, and the recovery in corporate earnings.

On March 15, the Federal Open Market Committee (“FOMC”) raised the U.S. Federal Reserve (the “Fed”) funds target rate by 25 basis points to a range of 0.75–1.0%. The hike itself had little impact on markets because several FOMC members had indicated in the weeks leading up to the meeting that a hike was likely. Looking ahead, we believe that the market is underpricing the likely pace of the Fed rate hikes in 2017 and 2018, particularly now that market optimism about fiscal stimulus is waning.

Importantly, Chair Yellen noted that the FOMC’s baseline forecast of two additional rate increases in 2017 and three more in 2018 was not conditioned on expectations for fiscal stimulus. Rather, it reflected a need to gradually remove accommodation due to the fact that the Fed has essentially achieved its dual mandate objectives for employment and inflation. Fiscal easing, she explained, could result in a faster pace of tightening, if it materializes. Markets are skeptical and are pricing in only 1.5 more rate hikes in 2017 and another 1.5 rate hikes in 2018, according to fed funds futures contracts. We expect that the Fed will deliver three more rate hikes in 2017 and another four in 2018.

We expect to see equity and credit investors take more chips off the table unless there is concrete progress on fiscal legislation in Washington, particularly as the Fed demonstrates its desire to tighten even without fiscal stimulus. While we are optimistic about the near-term U.S. economic outlook, current valuations and growing political risks warrant a more defensive stance.

For the 12 months ended March 31, 2017, the S&P 500 Index* returned 17.17%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 11.67%. The return of the MSCI Emerging Markets Index* was 17.22%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 0.44% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 16.39%. The return of the Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.35% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2017

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Bloomberg Barclays Long Treasury Bond Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non convertible. The Long U.S. Treasury Index is market-capitalization weighted and the securities in the index are updated on the last business day of each month.

Dow Jones Industrial Average® is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the NASDAQ. The DJIA was invented by Charles Dow back in 1896.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade, and biotechnology. It does not contain securities of financial companies, including investment companies.

Russell 2000® Index measures the performance of the small-cap value segment of the U.S. equity universe.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The index covers approximately 7% of the U.S. equity market, and seeks to remain an accurate measure of mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.

THE RYDEX FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$ 10.00
Day 1	106	6.0%	9.0%	$ 10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2016 and ending March 31, 2017.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2016	Ending Account Value March 31, 2017	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Nova Fund
Investor Class	1.28%	14.14%	$ 1,000.00	$ 1,141.40	$ 6.83
A-Class	1.53%	13.98%	1,000.00	1,139.80	8.16
C-Class	2.28%	13.54%	1,000.00	1,135.40	12.14
H-Class	1.53%	14.03%	1,000.00	1,140.30	8.16
S&P 500® Fund
A-Class	1.58%	9.17%	1,000.00	1,091.70	8.24
C-Class	2.33%	8.80%	1,000.00	1,088.00	12.13
H-Class	1.59%	9.20%	1,000.00	1,092.00	8.29
Inverse S&P 500® Strategy Fund
Investor Class	1.43%	(9.32%)	1,000.00	906.80	6.80
A-Class	1.68%	(9.42%)	1,000.00	905.80	7.98
C-Class	2.43%	(9.78%)	1,000.00	902.20	11.52
H-Class	1.68%	(9.49%)	1,000.00	905.10	7.98
Monthly Rebalance NASDAQ-100® 2x Strategy Fund
A-Class	1.35%	23.82%	1,000.00	1,238.20	7.53
C-Class	2.10%	23.32%	1,000.00	1,233.20	11.69
H-Class	1.35%	23.78%	1,000.00	1,237.80	7.53
Inverse NASDAQ-100® Strategy Fund
Investor Class	1.47%	(10.96%)	1,000.00	890.40	6.93
A-Class	1.72%	(11.11%)	1,000.00	888.90	8.10
C-Class	2.47%	(11.42%)	1,000.00	885.80	11.61
H-Class	1.72%	(11.07%)	1,000.00	889.30	8.10
Mid-Cap 1.5x Strategy Fund
A-Class	1.68%	16.79%	1,000.00	1,167.90	9.08
C-Class	2.43%	16.39%	1,000.00	1,163.90	13.11
H-Class	1.68%	16.88%	1,000.00	1,168.80	9.08
Inverse Mid-Cap Strategy Fund
A-Class	1.69%	(11.00%)	1,000.00	890.00	7.96
C-Class	2.43%	(11.33%)	1,000.00	886.70	11.43
H-Class	1.68%	(11.01%)	1,000.00	889.90	7.92
Russell 2000® 1.5x Strategy Fund
A-Class	1.74%	16.15%	1,000.00	1,161.50	9.38
C-Class	2.48%	15.71%	1,000.00	1,157.10	13.34
H-Class	1.73%	16.02%	1,000.00	1,160.20	9.32
Russell 2000® Fund
A-Class	1.64%	10.55%	1,000.00	1,105.50	8.61
C-Class	2.39%	10.15%	1,000.00	1,101.50	12.52
H-Class	1.64%	10.58%	1,000.00	1,105.80	8.61
Inverse Russell 2000® Strategy Fund
A-Class	1.73%	(11.60%)	1,000.00	884.00	8.13
C-Class	2.48%	(11.86%)	1,000.00	881.40	11.63
H-Class	1.73%	(11.57%)	1,000.00	884.30	8.13

8 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2016	Ending Account Value March 31, 2017	Expenses Paid During Period[2]
Dow Jones Industrial Average® Fund
A-Class	1.57%	13.41%	$ 1,000.00	$ 1,134.10	$ 8.35
C-Class	2.32%	12.99%	1,000.00	1,129.90	12.32
H-Class	1.58%	13.42%	1,000.00	1,134.20	8.41
Government Long Bond 1.2x Strategy Fund
Investor Class	0.99%	(15.89%)	1,000.00	841.10	4.54
A-Class	1.24%	(15.92%)	1,000.00	840.80	5.69
C-Class	1.98%	(16.24%)	1,000.00	837.60	9.07
H-Class	1.24%	(15.96%)	1,000.00	840.40	5.69
Inverse Government Long Bond Strategy Fund
Investor Class	3.72%	13.96%	1,000.00	1,139.60	19.84
A-Class	4.01%	13.84%	1,000.00	1,138.40	21.38
C-Class	4.75%	13.39%	1,000.00	1,133.90	25.27
H-Class	3.96%	13.83%	1,000.00	1,138.30	21.11
High Yield Strategy Fund
A-Class	1.52%	2.30%	1,000.00	1,023.00	7.67
C-Class	2.27%	1.90%	1,000.00	1,019.00	11.43
H-Class	1.52%	2.26%	1,000.00	1,022.60	7.66
Inverse High Yield Strategy Fund
A-Class	1.53%	(3.01%)	1,000.00	969.90	7.51
C-Class	2.28%	(3.31%)	1,000.00	966.90	11.18
H-Class	1.53%	(2.22%)	1,000.00	977.80	7.54
U.S. Government Money Market Fund
Money Market Class	0.56%	0.01%	1,000.00	1,000.10	2.79

THE RYDEX FUNDS ANNUAL REPORT | 9

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2016	Ending Account Value March 31, 2017	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Nova Fund
Investor Class	1.28%	5.00%	$ 1,000.00	$ 1,018.55	$ 6.44
A-Class	1.53%	5.00%	1,000.00	1,017.30	7.70
C-Class	2.28%	5.00%	1,000.00	1,013.56	11.45
H-Class	1.53%	5.00%	1,000.00	1,017.30	7.70
S&P 500® Fund
A-Class	1.58%	5.00%	1,000.00	1,017.05	7.95
C-Class	2.33%	5.00%	1,000.00	1,013.31	11.70
H-Class	1.59%	5.00%	1,000.00	1,017.00	8.00
Inverse S&P 500® Strategy Fund
Investor Class	1.43%	5.00%	1,000.00	1,017.80	7.19
A-Class	1.68%	5.00%	1,000.00	1,016.55	8.45
C-Class	2.43%	5.00%	1,000.00	1,012.81	12.19
H-Class	1.68%	5.00%	1,000.00	1,016.55	8.45
Monthly Rebalance NASDAQ-100® 2x Strategy Fund
A-Class	1.35%	5.00%	1,000.00	1,018.20	6.79
C-Class	2.10%	5.00%	1,000.00	1,014.46	10.55
H-Class	1.35%	5.00%	1,000.00	1,018.20	6.79
Inverse NASDAQ-100® Strategy Fund
Investor Class	1.47%	5.00%	1,000.00	1,017.60	7.39
A-Class	1.72%	5.00%	1,000.00	1,016.36	8.65
C-Class	2.47%	5.00%	1,000.00	1,012.62	12.39
H-Class	1.72%	5.00%	1,000.00	1,016.36	8.65
Mid-Cap 1.5x Strategy Fund
A-Class	1.68%	5.00%	1,000.00	1,016.55	8.45
C-Class	2.43%	5.00%	1,000.00	1,012.81	12.19
H-Class	1.68%	5.00%	1,000.00	1,016.55	8.45
Inverse Mid-Cap Strategy Fund
A-Class	1.69%	5.00%	1,000.00	1,016.50	8.50
C-Class	2.43%	5.00%	1,000.00	1,012.81	12.19
H-Class	1.68%	5.00%	1,000.00	1,016.55	8.45
Russell 2000® 1.5x Strategy Fund
A-Class	1.74%	5.00%	1,000.00	1,016.26	8.75
C-Class	2.48%	5.00%	1,000.00	1,012.57	12.44
H-Class	1.73%	5.00%	1,000.00	1,016.31	8.70
Russell 2000® Fund
A-Class	1.64%	5.00%	1,000.00	1,016.75	8.25
C-Class	2.39%	5.00%	1,000.00	1,013.01	11.99
H-Class	1.64%	5.00%	1,000.00	1,016.75	8.25
Inverse Russell 2000® Strategy Fund
A-Class	1.73%	5.00%	1,000.00	1,016.31	8.70
C-Class	2.48%	5.00%	1,000.00	1,012.57	12.44
H-Class	1.73%	5.00%	1,000.00	1,016.31	8.70

10 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2016	Ending Account Value March 31, 2017	Expenses Paid During Period[2]
Dow Jones Industrial Average® Fund
A-Class	1.57%	5.00%	$ 1,000.00	$ 1,017.10	$ 7.90
C-Class	2.32%	5.00%	1,000.00	1,013.36	11.65
H-Class	1.58%	5.00%	1,000.00	1,017.05	7.95
Government Long Bond 1.2x Strategy Fund
Investor Class	0.99%	5.00%	1,000.00	1,020.00	4.99
A-Class	1.24%	5.00%	1,000.00	1,018.75	6.24
C-Class	1.98%	5.00%	1,000.00	1,015.06	9.95
H-Class	1.24%	5.00%	1,000.00	1,018.75	6.24
Inverse Government Long Bond Strategy Fund
Investor Class	3.72%	5.00%	1,000.00	1,006.38	18.61
A-Class	4.01%	5.00%	1,000.00	1,004.94	20.04
C-Class	4.75%	5.00%	1,000.00	1,001.25	23.70
H-Class	3.96%	5.00%	1,000.00	1,005.19	19.80
High Yield Strategy Fund
A-Class	1.52%	5.00%	1,000.00	1,017.35	7.64
C-Class	2.27%	5.00%	1,000.00	1,013.61	11.40
H-Class	1.52%	5.00%	1,000.00	1,017.35	7.64
Inverse High Yield Strategy Fund
A-Class	1.53%	5.00%	1,000.00	1,017.30	7.70
C-Class	2.28%	5.00%	1,000.00	1,013.56	11.45
H-Class	1.53%	5.00%	1,000.00	1,017.30	7.70
U.S. Government Money Market Fund
Money Market Class	0.56%	5.00%	1,000.00	1,022.14	2.82

[1]

This ratio represents annualized Net Expenses, which include interest expense related to securities sold short. Excluding short interest expense, the operating expense ratio of the Inverse Government Long Bond Strategy Fund would be 1.43%, 1.63%, 2.43% and 1.68% for the Investor Class, A-Class, C-Class, and H-Class, respectively. Excludes expenses of the underlying funds in which the Funds invest.

[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2016 to March 31, 2017.

THE RYDEX FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

NOVA FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2017, Nova Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the S&P 500 Index. Nova Fund Investor Class returned 23.84%, while the S&P 500 Index returned 17.17% over the same period.

Sectors contributing the most to the performance of the underlying index were Information Technology and Financials. No sector detracted; the Telecommunications Services sector contributed least, followed by the Real Estate sector.

Apple, Inc., Amazon.com, Inc., and JPMorgan Chase & Co. were the holdings contributing the most to the performance of the underlying index for the period. Gilead Sciences, Inc., CVS Health Corp., and Allergan plc detracted the most from the performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. Investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

12 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Inception Dates:
Investor Class	July 12, 1993
A-Class	March 31, 2004
C-Class	March 14, 2001
H-Class	September 18, 2014

Cumulative Fund Performance*

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	11.4%
Guggenheim Strategy Fund II	11.0%
Apple, Inc.	1.4%
Microsoft Corp.	0.9%
Amazon.com, Inc.	0.6%
Exxon Mobil Corp.	0.6%
Johnson & Johnson	0.6%
Facebook, Inc. — Class A	0.6%
Berkshire Hathaway, Inc. — Class B	0.6%
JPMorgan Chase of Co.	0.6%
Top Ten Total	28.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2017

	1 Year	5 Year	10 Year
Investor Class Shares	23.84%	17.90%	7.45%
A-Class Shares	23.57%	17.63%	7.19%
A-Class Shares with sales charge†	17.70%	16.49%	6.67%
C-Class Shares	22.60%	16.73%	6.38%
C-Class Shares with CDSC‡	21.60%	16.73%	6.38%
S&P 500 Index	17.17%	13.30%	7.51%

	1 Year	Since Inception (09/18/14)
H-Class Shares	23.56%	10.41%
S&P 500 Index	17.17%	8.85%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares, and H-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS	March 31, 2017
NOVA FUND

	Shares	Value

COMMON STOCKS† - 36.8%

Consumer, Non-cyclical - 8.3%
Johnson & Johnson	5,384	$670,576
Procter & Gamble Co.	5,073	455,809
Pfizer, Inc.	11,810	404,019
Philip Morris International, Inc.	3,078	347,506
Merck & Company, Inc.	5,448	346,166
Coca-Cola Co.	7,667	325,387
PepsiCo, Inc.	2,832	316,788
UnitedHealth Group, Inc.	1,909	313,094
Altria Group, Inc.	3,848	274,824
Amgen, Inc.	1,461	239,705
Medtronic plc	2,716	218,801
AbbVie, Inc.	3,163	206,101
Celgene Corp.*	1,544	192,120
Bristol-Myers Squibb Co.	3,319	180,487
Gilead Sciences, Inc.	2,593	176,117
Eli Lilly & Co.	1,927	162,080
Allergan plc	665	158,882
Abbott Laboratories	3,429	152,282
Mondelez International, Inc. — Class A	3,029	130,490
Colgate-Palmolive Co.	1,752	128,229
Thermo Fisher Scientific, Inc.	775	119,040
Biogen, Inc.*	428	117,024
Kraft Heinz Co.	1,183	107,428
Danaher Corp.	1,211	103,577
Reynolds American, Inc.	1,641	103,416
PayPal Holdings, Inc.*	2,228	95,849
Kimberly-Clark Corp.	706	92,931
Automatic Data Processing, Inc.	891	91,230
Aetna, Inc.	698	89,030
Anthem, Inc.	525	86,825
Stryker Corp.	614	80,833
Express Scripts Holding Co.*	1,202	79,223
Becton Dickinson and Co.	422	77,412
Cigna Corp.	510	74,710
General Mills, Inc.	1,151	67,921
Boston Scientific Corp.*	2,705	67,273
S&P Global, Inc.	513	67,070
Ecolab, Inc.	521	65,302
McKesson Corp.	421	62,418
Humana, Inc.	296	61,017
Regeneron Pharmaceuticals, Inc.*	151	58,514
Intuitive Surgical, Inc.*	73	55,952
Constellation Brands, Inc. — Class A	343	55,590
Alexion Pharmaceuticals, Inc.*	446	54,073
Kroger Co.	1,833	54,055
Vertex Pharmaceuticals, Inc.*	493	53,910
Archer-Daniels-Midland Co.	1,133	52,163
Zoetis, Inc.	976	52,089
Sysco Corp.	986	51,193
Cardinal Health, Inc.	626	51,051
HCA Holdings, Inc.*	573	50,991
Baxter International, Inc.	964	49,993
Illumina, Inc.*	290	49,486
Zimmer Biomet Holdings, Inc.	399	48,722
Incyte Corp.*	350	46,785
Edwards Lifesciences Corp.*	422	39,698
Estee Lauder Cos., Inc. — Class A	441	37,393
Moody’s Corp.	329	36,861
Monster Beverage Corp.*	798	36,844
Kellogg Co.	502	36,450
Mylan N.V.*	914	35,637
Dr Pepper Snapple Group, Inc.	363	35,545
CR Bard, Inc.	143	35,541
Tyson Foods, Inc. — Class A	569	35,113
Molson Coors Brewing Co. — Class B	366	35,030
Clorox Co.	255	34,382
Conagra Brands, Inc.	820	33,079
Equifax, Inc.	238	32,544
Mead Johnson Nutrition Co. — Class A	364	32,425
JM Smucker Co.	231	30,279
Hershey Co.	277	30,262
Laboratory Corp. of America Holdings*	203	29,124
AmerisourceBergen Corp. — Class A	328	29,028
Dentsply Sirona, Inc.	456	28,473
Nielsen Holdings plc	667	27,554
IDEXX Laboratories, Inc.*	175	27,057
Quest Diagnostics, Inc.	273	26,806
Henry Schein, Inc.*	157	26,685
Church & Dwight Company, Inc.	505	25,184
Verisk Analytics, Inc. — Class A*	307	24,910
Global Payments, Inc.	302	24,365
Centene Corp.*	341	24,300
Hologic, Inc.*	554	23,573
McCormick & Co., Inc.	226	22,046
Universal Health Services, Inc. — Class B	177	22,028
Campbell Soup Co.	384	21,980
Cintas Corp.	171	21,638
DaVita, Inc.*	309	21,003
United Rentals, Inc.*	167	20,883
Western Union Co.	954	19,414
Cooper Cos., Inc.	97	19,389
Perrigo Company plc	284	18,855
Whole Foods Market, Inc.	632	18,783
Hormel Foods Corp.	535	18,527
Total System Services, Inc.	327	17,481
Coty, Inc. — Class A	934	16,933
Varian Medical Systems, Inc.*	185	16,859
Brown-Forman Corp. — Class B	351	16,209
Envision Healthcare Corp.*	233	14,288
Avery Dennison Corp.	177	14,266
Robert Half International, Inc.	254	12,403
Quanta Services, Inc.*	300	11,133
H&R Block, Inc.	411	9,556
Mallinckrodt plc*	208	9,271
Patterson Companies, Inc.[1]	163	7,372
Total Consumer, Non-cyclical		9,138,018

Financial - 6.8%
Berkshire Hathaway, Inc. — Class B*	3,769	628,216
JPMorgan Chase & Co.	7,087	622,522
Wells Fargo & Co.	8,935	497,322

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
NOVA FUND

	Shares	Value

Bank of America Corp.	19,892	$469,252
Citigroup, Inc.	5,498	328,890
Visa, Inc. — Class A	3,687	327,664
Mastercard, Inc. — Class A	1,869	210,206
Goldman Sachs Group, Inc.	735	168,844
U.S. Bancorp	3,160	162,740
Chubb Ltd.	924	125,895
Morgan Stanley	2,851	122,137
American Express Co.	1,502	118,823
PNC Financial Services Group, Inc.	965	116,031
American International Group, Inc.	1,846	115,245
MetLife, Inc.	2,157	113,933
Simon Property Group, Inc.	635	109,239
American Tower Corp. — Class A	848	103,066
Charles Schwab Corp.	2,410	98,352
Bank of New York Mellon Corp.	2,059	97,247
BlackRock, Inc. — Class A	241	92,426
Prudential Financial, Inc.	853	90,998
Capital One Financial Corp.	954	82,674
CME Group, Inc. — Class A	674	80,071
Marsh & McLennan Companies, Inc.	1,022	75,516
BB&T Corp.	1,604	71,699
Intercontinental Exchange, Inc.	1,182	70,766
Crown Castle International Corp.	715	67,532
Travelers Cos., Inc.	555	66,900
Public Storage	296	64,797
Aon plc	521	61,837
Equinix, Inc.	154	61,657
Allstate Corp.	724	58,999
Aflac, Inc.	797	57,719
State Street Corp.	712	56,682
Prologis, Inc.	1,050	54,474
SunTrust Banks, Inc.	975	53,918
Synchrony Financial	1,528	52,410
Discover Financial Services	765	52,318
Welltower, Inc.	719	50,920
Weyerhaeuser Co.	1,486	50,494
AvalonBay Communities, Inc.	272	49,939
M&T Bank Corp.	306	47,347
Ventas, Inc.	704	45,788
Equity Residential	728	45,296
Progressive Corp.	1,152	45,135
Boston Properties, Inc.	305	40,385
Ameriprise Financial, Inc.	306	39,682
KeyCorp	2,128	37,836
Fifth Third Bancorp	1,489	37,821
Northern Trust Corp.	427	36,970
Hartford Financial Services Group, Inc.	742	35,668
Citizens Financial Group, Inc.	1,010	34,896
Regions Financial Corp.	2,391	34,741
Vornado Realty Trust	342	34,306
Digital Realty Trust, Inc.	316	33,619
Principal Financial Group, Inc.	530	33,448
Willis Towers Watson plc	253	33,115
T. Rowe Price Group, Inc.	483	32,916
Realty Income Corp.	538	32,027
Essex Property Trust, Inc.	130	30,099
Lincoln National Corp.	447	29,256
HCP, Inc.	929	29,059
Huntington Bancshares, Inc.	2,155	28,855
Franklin Resources, Inc.	684	28,824
Alliance Data Systems Corp.	111	27,639
Host Hotels & Resorts, Inc.	1,467	27,374
GGP, Inc.	1,159	26,866
Loews Corp.	548	25,630
Invesco Ltd.	801	24,535
Comerica, Inc.[1]	349	23,934
Mid-America Apartment Communities, Inc.	225	22,892
Cincinnati Financial Corp.	297	21,464
Unum Group	455	21,335
SL Green Realty Corp.	200	21,324
XL Group Ltd.	526	20,966
CBRE Group, Inc. — Class A*	597	20,770
Arthur J Gallagher & Co.	354	20,015
Alexandria Real Estate Equities, Inc.	176	19,452
Raymond James Financial, Inc.	254	19,370
Regency Centers Corp.	290	19,253
UDR, Inc.	530	19,218
Federal Realty Investment Trust	143	19,091
E*TRADE Financial Corp.*	545	19,015
Kimco Realty Corp.	845	18,666
Extra Space Storage, Inc.	250	18,598
Affiliated Managers Group, Inc.	113	18,525
Iron Mountain, Inc.	487	17,371
Zions Bancorporation	402	16,884
Torchmark Corp.	217	16,718
Nasdaq, Inc.	228	15,835
Macerich Co.	240	15,456
CBOE Holdings, Inc.	182	14,755
Apartment Investment & Management Co. — Class A	312	13,837
People’s United Financial, Inc.	629	11,448
Assurant, Inc.	110	10,524
Navient Corp.	577	8,517
Total Financial		7,404,736

Technology - 5.2%
Apple, Inc.	10,410	1,495,500
Microsoft Corp.	15,333	1,009,831
Intel Corp.	9,381	338,373
International Business Machines Corp.	1,703	296,560
Oracle Corp.	5,947	265,296
Broadcom Ltd.	796	174,292
QUALCOMM, Inc.	2,931	168,064
Texas Instruments, Inc.	1,983	159,750
Accenture plc — Class A	1,235	148,052
Adobe Systems, Inc.*	984	128,047
NVIDIA Corp.	1,169	127,339
salesforce.com, Inc.*	1,299	107,155
Applied Materials, Inc.	2,143	83,363
Hewlett Packard Enterprise Co.	3,303	78,281

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
NOVA FUND

	Shares	Value

Cognizant Technology Solutions Corp. — Class A*	1,208	$71,900
Activision Blizzard, Inc.	1,372	68,408
HP, Inc.	3,360	60,077
Micron Technology, Inc.*	2,057	59,447
Analog Devices, Inc.	722	59,168
Intuit, Inc.	482	55,907
Electronic Arts, Inc.*	612	54,786
Fidelity National Information Services, Inc.	652	51,911
Fiserv, Inc.*	426	49,122
Western Digital Corp.	572	47,207
Lam Research Corp.	323	41,460
Paychex, Inc.	634	37,343
Skyworks Solutions, Inc.	367	35,959
Cerner Corp.*	582	34,251
Autodesk, Inc.*	389	33,637
Microchip Technology, Inc.	429	31,652
Red Hat, Inc.*	354	30,621
KLA-Tencor Corp.	311	29,567
Xilinx, Inc.	494	28,598
Seagate Technology plc	586	26,915
Citrix Systems, Inc.*	310	25,851
NetApp, Inc.	538	22,515
Advanced Micro Devices, Inc.*	1,531	22,276
Synopsys, Inc.*	299	21,567
Akamai Technologies, Inc.*	344	20,537
CA, Inc.	622	19,730
Qorvo, Inc.*	251	17,209
Xerox Corp.	1,694	12,434
CSRA, Inc.	288	8,436
Teradata Corp.*	260	8,091
Dun & Bradstreet Corp.	73	7,880
Total Technology		5,674,365

Communications - 5.1%
Amazon.com, Inc.*	786	696,820
Facebook, Inc. — Class A*	4,673	663,800
AT&T, Inc.	12,186	506,329
Alphabet, Inc. — Class A*	590	500,202
Alphabet, Inc. — Class C*	586	486,122
Verizon Communications, Inc.	8,088	394,290
Comcast Corp. — Class A	9,391	353,007
Cisco Systems, Inc.	9,936	335,836
Walt Disney Co.	2,886	327,244
Priceline Group, Inc.*	98	174,437
Time Warner, Inc.	1,536	150,083
Charter Communications, Inc. — Class A*	427	139,766
Netflix, Inc.*	854	126,230
Yahoo!, Inc.*	1,742	80,846
Twenty-First Century Fox, Inc. — Class A	2,088	67,630
eBay, Inc.*	2,006	67,341
CBS Corp. — Class B	738	51,188
Omnicom Group, Inc.	465	40,088
Symantec Corp.	1,228	37,675
Level 3 Communications, Inc.*	580	33,188
Viacom, Inc. — Class B	689	32,121
Twenty-First Century Fox, Inc. — Class B	966	30,699
Expedia, Inc.	239	30,155
DISH Network Corp. — Class A*	450	28,571
Motorola Solutions, Inc.	327	28,194
CenturyLink, Inc.[1]	1,085	25,573
Juniper Networks, Inc.	758	21,095
Interpublic Group of Cos., Inc.	779	19,140
F5 Networks, Inc.*	129	18,392
VeriSign, Inc.*	177	15,418
Scripps Networks Interactive, Inc. — Class A	190	14,890
Discovery Communications, Inc. — Class C*	428	12,117
TEGNA, Inc.	426	10,914
News Corp. — Class A	757	9,841
TripAdvisor, Inc.*	224	9,668
Discovery Communications, Inc. — Class A*	303	8,814
News Corp. — Class B	238	3,213
Total Communications		5,550,937

Industrial - 3.6%
General Electric Co.	17,312	515,898
3M Co.	1,183	226,343
Boeing Co.	1,130	199,851
Honeywell International, Inc.	1,510	188,553
Union Pacific Corp.	1,615	171,061
United Technologies Corp.	1,487	166,856
United Parcel Service, Inc. — Class B	1,368	146,786
Lockheed Martin Corp.	495	132,462
Caterpillar, Inc.	1,164	107,973
General Dynamics Corp.	565	105,768
FedEx Corp.	486	94,843
Raytheon Co.	581	88,603
CSX Corp.	1,838	85,559
Northrop Grumman Corp.	346	82,293
Illinois Tool Works, Inc.	619	81,999
Johnson Controls International plc	1,863	78,470
Emerson Electric Co.	1,280	76,621
Eaton Corp. plc	892	66,142
Norfolk Southern Corp.	577	64,607
Deere & Co.	581	63,248
Waste Management, Inc.	803	58,555
TE Connectivity Ltd.	705	52,558
Corning, Inc.	1,842	49,734
Cummins, Inc.	307	46,418
Amphenol Corp. — Class A	610	43,414
Parker-Hannifin Corp.	264	42,324
Ingersoll-Rand plc	515	41,880
Roper Technologies, Inc.	202	41,711
Stanley Black & Decker, Inc.	303	40,260
Rockwell Automation, Inc.	255	39,706
Fortive Corp.	597	35,951
Agilent Technologies, Inc.	639	33,784
Vulcan Materials Co.	263	31,686
Republic Services, Inc. — Class A	458	28,767
Harris Corp.	247	27,484

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
NOVA FUND

	Shares	Value

Martin Marietta Materials, Inc.	125	$27,281
WestRock Co.	497	25,859
Ball Corp.	347	25,768
Textron, Inc.	536	25,508
L3 Technologies, Inc.	154	25,455
Rockwell Collins, Inc.	260	25,262
Waters Corp.*	159	24,854
Dover Corp.	309	24,828
AMETEK, Inc.	455	24,606
Mettler-Toledo International, Inc.*	51	24,424
Arconic, Inc.	874	23,021
TransDigm Group, Inc.	99	21,796
CH Robinson Worldwide, Inc.	280	21,641
Masco Corp.	636	21,618
Pentair plc	332	20,843
Expeditors International of Washington, Inc.	357	20,167
Snap-on, Inc.	115	19,397
Fortune Brands Home & Security, Inc.	304	18,498
Kansas City Southern	212	18,181
Xylem, Inc.	356	17,878
Acuity Brands, Inc.	87	17,748
Sealed Air Corp.	384	16,735
J.B. Hunt Transport Services, Inc.	172	15,779
Fluor Corp.	277	14,576
Allegion plc	189	14,307
Stericycle, Inc.*	169	14,008
Jacobs Engineering Group, Inc.	240	13,267
PerkinElmer, Inc.	218	12,657
Flowserve Corp.	259	12,541
Garmin Ltd.	228	11,653
FLIR Systems, Inc.	271	9,832
Ryder System, Inc.	106	7,997
Total Industrial		3,976,153

Consumer, Cyclical - 3.3%
Home Depot, Inc.	2,417	354,887
Wal-Mart Stores, Inc.	2,988	215,375
McDonald’s Corp.	1,625	210,616
Starbucks Corp.	2,892	168,864
CVS Health Corp.	2,035	159,747
NIKE, Inc. — Class B	2,629	146,514
Costco Wholesale Corp.	871	146,058
Lowe’s Cos., Inc.	1,718	141,237
Walgreens Boots Alliance, Inc.	1,692	140,521
TJX Cos., Inc.	1,293	102,251
General Motors Co.	2,705	95,649
Ford Motor Co.	7,745	90,152
Delta Air Lines, Inc.	1,450	66,641
Southwest Airlines Co.	1,221	65,641
Target Corp.	1,104	60,930
Marriott International, Inc. — Class A	624	58,769
Ross Stores, Inc.	782	51,510
O’Reilly Automotive, Inc.*	182	49,110
Carnival Corp.	829	48,836
PACCAR, Inc.	696	46,771
Newell Brands, Inc.	957	45,142
Delphi Automotive plc	535	43,062
Yum! Brands, Inc.	667	42,621
American Airlines Group, Inc.	1,000	42,300
AutoZone, Inc.*	56	40,491
United Continental Holdings, Inc.*	568	40,124
Dollar Tree, Inc.*	468	36,719
VF Corp.	657	36,115
Dollar General Corp.	504	35,144
Ulta Beauty, Inc.*	116	33,087
Royal Caribbean Cruises Ltd.	332	32,573
Fastenal Co.	574	29,561
Mohawk Industries, Inc.*	125	28,686
Genuine Parts Co.	294	27,169
Best Buy Co., Inc.	537	26,394
Chipotle Mexican Grill, Inc. — Class A*	57	25,395
Whirlpool Corp.	148	25,357
WW Grainger, Inc.	107	24,905
Coach, Inc.	557	23,021
Alaska Air Group, Inc.	245	22,594
L Brands, Inc.	477	22,467
DR Horton, Inc.	674	22,451
Hasbro, Inc.	222	22,160
CarMax, Inc.*	371	21,971
Advance Auto Parts, Inc.	146	21,646
Harley-Davidson, Inc.	350	21,175
Lennar Corp. — Class A	403	20,630
Darden Restaurants, Inc.	246	20,583
Tiffany & Co.[1]	212	20,204
Foot Locker, Inc.	263	19,675
Wynn Resorts Ltd.	158	18,108
Goodyear Tire & Rubber Co.	499	17,964
LKQ Corp.*	611	17,884
Macy’s, Inc.	603	17,872
Tractor Supply Co.	259	17,863
Wyndham Worldwide Corp.	208	17,532
Mattel, Inc.	679	17,389
BorgWarner, Inc.	397	16,591
PVH Corp.	157	16,245
Hanesbrands, Inc.	751	15,591
Kohl’s Corp.	350	13,934
PulteGroup, Inc.	568	13,376
Leggett & Platt, Inc.	265	13,335
Michael Kors Holdings Ltd.*	322	12,271
Bed Bath & Beyond, Inc.	298	11,759
Staples, Inc.	1,291	11,322
Gap, Inc.	435	10,566
Nordstrom, Inc.[1]	226	10,525
Signet Jewelers Ltd.	138	9,559
Ralph Lauren Corp. — Class A	112	9,141
Under Armour, Inc. — Class A*,1	365	7,220
Under Armour, Inc. — Class C*	366	6,698
AutoNation, Inc.*	130	5,498
Total Consumer, Cyclical		3,601,744

Energy - 2.4%
Exxon Mobil Corp.	8,227	674,697
Chevron Corp.	3,756	403,282

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
NOVA FUND

	Shares	Value

Schlumberger Ltd.	2,766	$216,024
ConocoPhillips	2,452	122,281
EOG Resources, Inc.	1,145	111,694
Occidental Petroleum Corp.	1,516	96,054
Halliburton Co.	1,720	84,641
Kinder Morgan, Inc.	3,809	82,808
Phillips 66	875	69,317
Anadarko Petroleum Corp.	1,109	68,758
Pioneer Natural Resources Co.	337	62,760
Valero Energy Corp.	895	59,330
Marathon Petroleum Corp.	1,047	52,915
Baker Hughes, Inc.	844	50,488
Williams Companies, Inc.	1,639	48,498
Devon Energy Corp.	1,041	43,431
Apache Corp.	753	38,697
Concho Resources, Inc.*	294	37,732
National Oilwell Varco, Inc.	751	30,108
TechnipFMC plc*	926	30,095
Noble Energy, Inc.[1]	864	29,670
Marathon Oil Corp.	1,681	26,560
Hess Corp.	534	25,744
ONEOK, Inc.	418	23,174
Cimarex Energy Co.	189	22,584
Cabot Oil & Gas Corp. — Class A	943	22,547
Equities Corp.	344	21,018
Tesoro Corp.	232	18,806
Newfield Exploration Co.*	395	14,579
Helmerich & Payne, Inc.[1]	215	14,313
Range Resources Corp.	373	10,854
Transocean Ltd.*,1	772	9,611
Murphy Oil Corp.	322	9,206
Chesapeake Energy Corp.*,1	1,511	8,975
Southwestern Energy Co.*	988	8,072
Total Energy		2,649,323

Utilities - 1.2%
NextEra Energy, Inc.	928	119,127
Duke Energy Corp.	1,388	113,830
Southern Co.	1,966	97,867
Dominion Resources, Inc.	1,246	96,653
PG&E Corp.	1,006	66,758
Exelon Corp.	1,839	66,167
American Electric Power Company, Inc.	976	65,519
Sempra Energy	497	54,919
Edison International	646	51,428
PPL Corp.	1,349	50,439
Consolidated Edison, Inc.	605	46,984
Xcel Energy, Inc.	1,006	44,717
Public Service Enterprise Group, Inc.	1,004	44,527
WEC Energy Group, Inc.	626	37,954
Eversource Energy	629	36,973
DTE Energy Co.	356	36,351
FirstEnergy Corp.	878	27,938
American Water Works Co., Inc.	354	27,531
Entergy Corp.	356	27,042
Ameren Corp.	481	26,258
CMS Energy Corp.	555	24,831
CenterPoint Energy, Inc.	855	23,572
SCANA Corp.	284	18,559
Pinnacle West Capital Corp.	221	18,427
Alliant Energy Corp.	452	17,904
NiSource, Inc.	642	15,273
AES Corp.	1,308	14,623
NRG Energy, Inc.	627	11,725
Total Utilities		1,283,896

Basic Materials - 0.9%
Dow Chemical Co.	2,215	140,741
EI du Pont de Nemours & Co.	1,715	137,766
Monsanto Co.	870	98,484
Praxair, Inc.	566	67,128
LyondellBasell Industries N.V. — Class A	655	59,729
Air Products & Chemicals, Inc.	432	58,445
PPG Industries, Inc.	510	53,591
Sherwin-Williams Co.	161	49,941
International Paper Co.	816	41,436
Nucor Corp.	633	37,803
Freeport-McMoRan, Inc.*	2,638	35,244
Newmont Mining Corp.	1,055	34,773
Albemarle Corp.	223	23,558
Eastman Chemical Co.	291	23,513
International Flavors & Fragrances, Inc.	157	20,807
Mosaic Co.	695	20,280
FMC Corp.	265	18,441
CF Industries Holdings, Inc.	463	13,589
Total Basic Materials		935,269

Diversified - 0.0%**
Leucadia National Corp.	643	16,718

Total Common Stocks
(Cost $38,580,155)		40,231,159

MUTUAL FUNDS† - 22.4%
Guggenheim Strategy Fund I2	497,947	12,473,562
Guggenheim Strategy Fund II2	482,440	12,060,988
Total Mutual Funds
(Cost $24,368,825)		24,534,550

	Face Amount

FEDERAL AGENCY NOTES†† - 24.0%
Federal Home Loan Bank[3]
1.00% due 06/09/17	$11,215,000	11,218,185
0.63% due 05/30/17	9,100,000	9,097,379
Freddie Mac[4]
1.13% due 01/26/22[3,5]	5,000,000	4,999,865
Fannie Mae[4]
0.75% due 05/17/19[3,5]	1,000,000	999,716
Total Federal Agency Notes
(Cost $26,324,889)		26,315,145

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
NOVA FUND

	Face Amount	Value

FEDERAL AGENCY DISCOUNT NOTES†† - 4.6%
Federal Home Loan Bank[3]
0.55% due 05/05/17	$3,000,000	$2,998,053
Fannie Mae[4]
0.51% due 04/03/17	2,000,000	1,999,943
Total Federal Agency Discount Notes
(Cost $4,998,399)		4,997,996

U.S. TREASURY BILLS†† - 2.7%
U.S. Treasury Bill
0.52% due 06/01/17[6,7,10]	2,000,000	1,997,698
0.52% due 05/11/17[6,7,8]	1,000,000	999,241
Total U.S. Treasury Bills
(Cost $2,997,637)		2,996,939

REPURCHASE AGREEMENTS††,9 - 4.1%
RBC Capital Markets LLC issued 03/31/17 at 0.72% due 04/03/17	1,843,793	1,843,793
Mizuho Securities LLC issued 03/31/17 at 0.71% due 04/03/17[10]	1,242,957	1,242,957
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	1,187,841	1,187,841
UMB Financial Corp. issued 03/31/17 at 0.68% due 04/03/17	182,079	182,079
Total Repurchase Agreements
(Cost $4,456,670)		4,456,670

	Shares

SECURITIES LENDING COLLATERAL†,11 - 0.1%
First American Government Obligations Fund — Class Z, 0.61%[12]	104,739	104,739
Total Securities Lending Collateral
(Cost $104,739)		104,739

Total Investments - 94.7%
(Cost $101,831,314)		$103,637,198
Other Assets & Liabilities, net - 5.3%		5,813,350
Total Net Assets - 100.0%		$109,450,548

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS PURCHASED†
June 2017 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $23,933,700)	203	$132,837

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
BNP Paribas April 2017 S&P 500 Index Swap 1.23%[13], Terminating 04/28/17 (Notional Value $13,453,281)	5,694	$118,036
Goldman Sachs International April 2017 S&P 500 Index Swap 1.46%[13], Terminating 04/27/17 (Notional Value $6,411,729)	2,714	58,066
Barclays Bank plc April 2017 S&P 500 Index Swap 1.31%[13], Terminating 04/28/17 (Notional Value $80,245,539)	33,963	(189,668)
(Total Notional Value $100,110,549)		$(13,566)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
NOVA FUND

*	Non-income producing security.
**	Less than 0.1% of net assets.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2017 — See Note 6.
[2]	Affiliated issuer — See Note 10.
[3]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[4]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[5]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
[6]	Rate indicated is the effective yield at the time of purchase.
[7]	Zero coupon rate security.
[8]	All or a portion of this security is pledged as futures collateral at March 31, 2017.
[9]	Repurchase Agreements — See Note 5.
[10]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2017.
[11]	Securities lending collateral — See Note 6.
[12]	Rate indicated is the 7 day yield as of March 31, 2017.
[13]	Total Return based on S&P 500 Index +/- financing at a variable rate. Rate indicated is the rate effective at March 31, 2017.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$40,231,159	$—	$—	$—	$—	$40,231,159
Equity Futures Contracts	—	132,837	—	—	—	132,837
Equity Index Swap Agreements	—	—	—	176,102	—	176,102
Federal Agency Discount Notes	—	—	4,997,996	—	—	4,997,996
Federal Agency Notes	—	—	26,315,145	—	—	26,315,145
Mutual Funds	24,534,550	—	—	—	—	24,534,550
Repurchase Agreements	—	—	4,456,670	—	—	4,456,670
Securities Lending Collateral	104,739	—	—	—	—	104,739
U.S. Treasury Bills	—	—	2,996,939	—	—	2,996,939
Total	$64,870,448	$132,837	$38,766,750	$176,102	$—	$103,946,137

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Index Swap Agreements	$—	$—	$—	$189,668	$—	$189,668

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets:
Investments in unaffiliated issuers, at value - including $102,644 of securities loaned (cost $73,005,819)	$74,645,978
Investments in affiliated issuers, at value (cost $24,368,825)	24,534,550
Repurchase agreements, at value (cost $4,456,670)	4,456,670
Total investments (cost $101,831,314)	103,637,198
Segregated cash with broker	5,087,854
Unrealized appreciation on swap agreements	176,102
Receivables:
Swap settlement	367,113
Fund shares sold	2,003,227
Dividends	133,939
Interest	67,043
Securities lending income	42
Total assets	111,472,518

Liabilities:
Unrealized depreciation on swap agreements	189,668
Payable for:
Fund shares redeemed	1,254,244
Management fees	173,314
Return of securities loaned	104,739
Variation margin	66,990
Transfer agent and administrative fees	57,771
Portfolio accounting fees	21,724
Distribution and service fees	17,880
Miscellaneous	135,640
Total liabilities	2,021,970
Commitments and contingent liabilities (Note 14)	—
Net assets	$109,450,548

Net assets consist of:
Paid in capital	$101,209, 586
Undistributed net investment income	141,851
Accumulated net realized gain on investments	6,173,956
Net unrealized appreciation on investments	1,925,155
Net assets	$109,450,548

Investor Class:
Net assets	$78,530,738
Capital shares outstanding	1,305,792
Net asset value per share	$60.14

A-Class:
Net assets	$3,528,194
Capital shares outstanding	62,800
Net asset value per share	$56.18
Maximum offering price per share(Net asset value divided by 95.25%)	$58.98

C-Class:
Net assets	$9,675,540
Capital shares outstanding	191,333
Net asset value per share	$50.57

H-Class:
Net assets	$17,716,076
Capital shares outstanding	315,517
Net asset value per share	$56.15

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

NOVA FUND

STATEMENT OF OPERATIONS
Year Ended March 31, 2017

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $50)	$2,279,078
Interest	315,211
Dividends from securities of affiliated issuers	417,666
Income from securities lending, net	745
Total investment income	3,012,700

Expenses:
Management fees	1,584,215
Transfer agent and administrative fees	528,072
Distribution and service fees:
A-Class	25,693
C-Class	96,194
H-Class	47,681
Portfolio accounting fees	207,932
Custodian fees	30,805
Trustees’ fees*	19,387
Line of credit fees	1,148
Miscellaneous	329,722
Total expenses	2,870,849
Net investment income	141,851

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$33,976,169
Investments in affiliated issuers	54,712
Swap agreements	29,520,672
Futures contracts	5,411,114
Net realized gain	68,962,667
Net change in unrealized appreciation(depreciation) on:
Investments in unaffiliated issuers	(20,228,940)
Investments in affiliated issuers	164,824
Swap agreements	(625,316)
Futures contracts	(31,227)
Net change in unrealized appreciation(depreciation)	(20,720,659)
Net realized and unrealized gain	48,242,008
Net increase in net assets resulting from operations	$48,383,859

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$141,851	$36,022
Net realized gain on investments	68,962,667	8,569,413
Net change in unrealized appreciation (depreciation) on investments	(20,720,659)	(9,602,834)
Net increase (decrease) in net assets resulting from operations	48,383,859	(997,399)

Distributions to shareholders from:
Net investment income
Investor Class	(28,278)	(220,226)
Advisor Class	—	—	*
A-Class	(2,002)	(16,296)
C-Class	(4,396)	(17,646)
H-Class	(1,346)	(6,865	)*
Net realized gains
Investor Class	(899,670)	—
Advisor Class	—	—	*
A-Class	(63,689)	—
C-Class	(139,858)	—
H-Class	(42,826)	—	*
Total distributions to shareholders	(1,182,065)	(261,033)

Capital share transactions:
Proceeds from sale of shares
Investor Class	3,038,362,973	1,146,890,963
Advisor Class	—	42,136,814	*
A-Class	195,568,022	97,617,577
C-Class	2,393,360	5,328,959
H-Class	578,220,052	338,809,074	*
Distributions reinvested
Investor Class	871,266	211,470
Advisor Class	—	—	*
A-Class	64,676	16,174
C-Class	143,560	17,443
H-Class	44,161	6,864	*
Cost of shares redeemed
Investor Class	(3,164,196,094)	(1,116,506,927)
Advisor Class	—	(40,531,593	)*
A-Class	(207,737,340)	(88,372,143)
C-Class	(5,741,761)	(6,024,829)
H-Class	(579,218,274)	(333,139,118	)*
Conversion activity*
Advisor Class	—	(4,895,263)
H-Class	—	4,895,263
Net increase (decrease) from capital share transactions	(141,225,399)	46,460,728
Net increase (decrease) in net assets	(94,023,605)	45,202,296

Net assets:
Beginning of year	203,474,153	158,271,857
End of year	$109,450,548	$203,474,153
Undistributed net investment income at end of year	$141,851	$36,022

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

NOVA FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended March 31, 2017	Year Ended March 31, 2016
Capital share activity:
Shares sold
Investor Class	55,401,102	24,114,641
Advisor Class	—	945,322	*
A-Class	3,848,301	2,237,941
C-Class	52,915	129,164
H-Class	11,361,682	7,584,301	*
Shares issued from reinvestment of distributions
Investor Class	16,298	4,228
Advisor Class	—	—	*
A-Class	1,294	345
C-Class	3,182	408
H-Class	884	146	*
Shares redeemed
Investor Class	(57,463,068)	(23,535,529)
Advisor Class	—	(909,434	)*
A-Class	(4,082,490)	(2,027,298)
C-Class	(129,677)	(146,842)
H-Class	(11,349,648)	(7,436,202	)*
Conversion Activity*
Advisor Class	—	(121,453)
H-Class	—	117,885
Net increase (decrease) in shares	(2,339,225)	957,623

*	Effective September 30, 2015, all outstanding Advisor Class converted into H-Class shares — See Note 12.

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$49.18	$49.42	$42.15	$32.05	$26.82
Income (loss) from investment operations:
Net investment income (loss)[a]	.08	.07	.14	.14	.05
Net gain (loss) on investments (realized and unrealized)	11.56	(.25)	7.18	9.96	5.21
Total from investment operations	11.64	(.18)	7.32	10.10	5.26
Less distributions from:
Net investment income	(.02)	(.06)	(.05)	—	(.03)
Net realized gains	(.66)	—	—	—	—
Total distributions	(.68)	(.06)	(.05)	—	(.03)
Net asset value, end of period	$60.14	$49.18	$49.42	$42.15	$32.05

Total Return[b]	23.84%	(0.36%)	17.36%	31.51%	19.62%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$78,531	$164,820	$136,800	$103,254	$52,785
Ratios to average net assets:
Net investment income (loss)	0.15%	0.14%	0.31%	0.37%	0.20%
Total expenses[c]	1.28%	1.25%	1.27%	1.28%	1.26%
Portfolio turnover rate	1,288%	619%	403%	259%	137%

A-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$46.08	$46.40	$39.67	$30.23	$25.38
Income (loss) from investment operations:
Net investment income (loss)[a]	(.02)	(.05)	.02	.05	(.01)
Net gain (loss) on investments (realized and unrealized)	10.80	(.21)	6.76	9.39	4.89
Total from investment operations	10.78	(.26)	6.78	9.44	4.88
Less distributions from:
Net investment income	(.02)	(.06)	(.05)	—	(.03)
Net realized gains	(.66)	—	—	—	—
Total distributions	(.68)	(.06)	(.05)	—	(.03)
Net asset value, end of period	$56.18	$46.08	$46.40	$39.67	$30.23

Total Return[b]	23.57%	(0.56%)	17.09%	31.23%	19.28%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,528	$13,626	$3,930	$1,237	$1,189
Ratios to average net assets:
Net investment income (loss)	(0.05%)	(0.11%)	0.05%	0.14%	(0.04%)
Total expenses[c]	1.53%	1.51%	1.52%	1.53%	1.50%
Portfolio turnover rate	1,288%	619%	403%	259%	137%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

NOVA FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$41.86	$42.50	$36.62	$28.11	$23.77
Income (loss) from investment operations:
Net investment income (loss)[a]	(.40)	(.34)	(.28)	(.20)	(.19)
Net gain (loss) on investments (realized and unrealized)	9.79	(.24)	6.21	8.71	4.56
Total from investment operations	9.39	(.58)	5.93	8.51	4.37
Less distributions from:
Net investment income	(.02)	(.06)	(.05)	—	(.03)
Net realized gains	(.66)	—	—	—	—
Total distributions	(.68)	(.06)	(.05)	—	(.03)
Net asset value, end of period	$50.57	$41.86	$42.50	$36.62	$28.11

Total Return[b]	22.60%	(1.36%)	16.19%	30.27%	18.39%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,676	$11,090	$11,993	$10,394	$8,705
Ratios to average net assets:
Net investment income (loss)	(0.89%)	(0.83%)	(0.70%)	(0.62%)	(0.79%)
Total expenses[c]	2.27%	2.26%	2.27%	2.28%	2.25%
Portfolio turnover rate	1,288%	619%	403%	259%	137%

H-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 28, 2015[d]
Per Share Data
Net asset value, beginning of period	$46.06	$46.40	$44.40
Income (loss) from investment operations:
Net investment income (loss)[a]	(.07)	(.06)	.02
Net gain (loss) on investments (realized and unrealized)	10.84	(.22)	2.03
Total from investment operations	10.77	(.28)	2.05
Less distributions from:
Net investment income	(.02)	(.06)	(.05)
Net realized gains	(.66)	—	—
Total distributions	(.68)	(.06)	(.05)
Net asset value, end of period	$56.15	$46.06	$46.40

Total Return[b]	23.56%	(0.60%)	4.61%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,716	$13,938	$1,692
Ratios to average net assets:
Net investment income (loss)	(0.15%)	(0.14%)	0.08%
Total expenses[c]	1.52%	1.51%	1.51%
Portfolio turnover rate	1,288%	619%	403%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]

Since commencement of operations: September 18, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized. The portfolio turnover rate stated is for the entire period of the Fund, not since the commencement of operations of the Class.

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

S&P 500® FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the S&P 500® Index (the “underlying index”).

The broad-market S&P 500 Index returned 17.17% for the one-year period ended March 31, 2017, while the S&P 500® Fund H-Class returned 15.20% for the same period. The Fund maintained a daily correlation of over 99% to its benchmark of the daily price movement of the S&P 500 Index.

Sectors contributing the most to the performance of the underlying index were Information Technology and Financials. No sector detracted; the Telecommunications Services sector contributed least, followed by the Real Estate sector.

Apple, Inc., Amazon.com, Inc., and JPMorgan Chase & Co. were the holdings contributing the most to the performance of the underlying index for the period. Gilead Sciences, Inc., CVS Health Corp., and Allergan plc detracted the most from the performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 31, 2006
C-Class	May 31, 2006
H-Class	May 31, 2006

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	3.4%
Microsoft Corp.	2.3%
Amazon.com, Inc.	1.6%
Exxon Mobil Corp.	1.5%
Johnson & Johnson	1.5%
Facebook, Inc. — Class A	1.5%
Berkshire Hathaway, Inc. — Class B	1.4%
JPMorgan Chase & Co.	1.4%
General Electric Co.	1.2%
Freddie Mac	1.2%
Top Ten Total	17.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2017

	1 Year	5 Year	10 Year
A-Class Shares	15.17%	11.44%	6.03%
A-Class Shares with sales charge†	9.70%	10.36%	5.51%
C-Class Shares	14.33%	10.60%	5.20%
C-Class Shares with CDSC‡	13.33%	10.60%	5.20%
H-Class Shares	15.20%	11.44%	6.03%
S&P 500 Index	17.17%	13.30%	7.51%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

28 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2017
S&P 500® FUND

	Shares	Value

COMMON STOCKS† - 91.0%

Consumer, Non-cyclical - 20.7%
Johnson & Johnson	32,740	$4,077,768
Procter & Gamble Co.	30,847	2,771,603
Pfizer, Inc.	71,817	2,456,860
Philip Morris International, Inc.	18,719	2,113,375
Merck & Company, Inc.	33,129	2,105,017
Coca-Cola Co.	46,625	1,978,766
PepsiCo, Inc.	17,221	1,926,341
UnitedHealth Group, Inc.	11,576	1,898,580
Altria Group, Inc.	23,402	1,671,371
Amgen, Inc.	8,886	1,457,927
Medtronic plc	16,517	1,330,610
AbbVie, Inc.	19,233	1,253,222
Celgene Corp.*	9,387	1,168,024
Bristol-Myers Squibb Co.	20,183	1,097,552
Gilead Sciences, Inc.	15,771	1,071,166
Eli Lilly & Co.	11,716	985,433
Allergan plc	4,044	966,192
Abbott Laboratories	20,851	925,993
Mondelez International, Inc. — Class A	18,421	793,578
Colgate-Palmolive Co.	10,653	779,693
Thermo Fisher Scientific, Inc.	4,711	723,609
Biogen, Inc.*	2,605	712,259
Kraft Heinz Co.	7,196	653,469
Danaher Corp.	7,361	629,586
Reynolds American, Inc.	9,979	628,877
PayPal Holdings, Inc.*	13,551	582,964
Kimberly-Clark Corp.	4,291	564,824
Automatic Data Processing, Inc.	5,417	554,647
Aetna, Inc.	4,244	541,322
Anthem, Inc.	3,190	527,562
Stryker Corp.	3,734	491,581
Express Scripts Holding Co.*	7,309	481,736
Becton Dickinson and Co.	2,568	471,074
Cigna Corp.	3,101	454,265
General Mills, Inc.	6,999	413,011
Boston Scientific Corp.*	16,452	409,161
S&P Global, Inc.	3,118	407,647
Ecolab, Inc.	3,168	397,077
McKesson Corp.	2,559	379,398
Humana, Inc.	1,802	371,464
Regeneron Pharmaceuticals, Inc.*	916	354,959
Intuitive Surgical, Inc.*,1	443	339,546
Constellation Brands, Inc. — Class A	2,084	337,754
Kroger Co.	11,149	328,784
Alexion Pharmaceuticals, Inc.*	2,710	328,560
Vertex Pharmaceuticals, Inc.*	2,998	327,831
Archer-Daniels-Midland Co.	6,891	317,262
Zoetis, Inc.	5,936	316,804
Sysco Corp.	5,997	311,364
Cardinal Health, Inc.	3,806	310,379
HCA Holdings, Inc.*	3,484	310,041
Baxter International, Inc.	5,865	304,159
Illumina, Inc.*	1,765	301,180
Zimmer Biomet Holdings, Inc.	2,426	296,239
Incyte Corp.*	2,125	284,049
Edwards Lifesciences Corp.*	2,564	241,195
Estee Lauder Cos., Inc. — Class A	2,682	227,407
Moody’s Corp.	2,003	224,416
Monster Beverage Corp.*	4,854	224,109
Kellogg Co.	3,051	221,533
Mylan N.V.*	5,556	216,628
Dr Pepper Snapple Group, Inc.	2,209	216,305
CR Bard, Inc.	869	215,981
Tyson Foods, Inc. — Class A	3,462	213,640
Molson Coors Brewing Co. — Class B	2,225	212,955
Clorox Co.	1,547	208,582
Conagra Brands, Inc.	4,989	201,256
Equifax, Inc.	1,446	197,726
Mead Johnson Nutrition Co. — Class A	2,213	197,134
JM Smucker Co.	1,405	184,167
Hershey Co.	1,684	183,977
Laboratory Corp. of America Holdings*	1,234	177,042
AmerisourceBergen Corp. — Class A	1,992	176,292
Dentsply Sirona, Inc.	2,771	173,021
Nielsen Holdings plc	4,055	167,512
IDEXX Laboratories, Inc.*	1,061	164,041
Quest Diagnostics, Inc.	1,659	162,897
Henry Schein, Inc.*	956	162,491
Church & Dwight Company, Inc.	3,072	153,201
Verisk Analytics, Inc. — Class A*	1,867	151,488
Global Payments, Inc.	1,837	148,209
Centene Corp.*	2,075	147,865
Hologic, Inc.*	3,370	143,394
Universal Health Services, Inc. — Class B	1,078	134,157
McCormick & Co., Inc.	1,371	133,741
Campbell Soup Co.	2,334	133,598
Cintas Corp.	1,039	131,475
DaVita, Inc.*	1,878	127,648
United Rentals, Inc.*	1,017	127,176
Western Union Co.	5,803	118,091
Cooper Cos., Inc.	590	117,935
Perrigo Company plc	1,730	114,855
Whole Foods Market, Inc.	3,844	114,244
Hormel Foods Corp.	3,253	112,651
Total System Services, Inc.	1,991	106,439
Coty, Inc. — Class A	5,679	102,960
Varian Medical Systems, Inc.*	1,128	102,795
Brown-Forman Corp. — Class B	2,134	98,548
Avery Dennison Corp.	1,079	86,967
Envision Healthcare Corp.*	1,417	86,890
Robert Half International, Inc.	1,542	75,296
Quanta Services, Inc.*	1,825	67,726
H&R Block, Inc.	2,499	58,102
Mallinckrodt plc*	1,264	56,336
Patterson Companies, Inc.[1]	992	44,868
Total Consumer, Non-cyclical		55,560,477

Financial - 16.8%
Berkshire Hathaway, Inc. — Class B*	22,917	3,819,806
JPMorgan Chase & Co.	43,100	3,785,903
Wells Fargo & Co.	54,335	3,024,286

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
S&P 500® FUND

	Shares	Value

Bank of America Corp.	120,966	$2,853,588
Citigroup, Inc.	33,432	1,999,902
Visa, Inc. — Class A	22,419	1,992,376
Mastercard, Inc. — Class A	11,368	1,278,559
Goldman Sachs Group, Inc.	4,470	1,026,849
U.S. Bancorp	19,214	989,521
Chubb Ltd.[1]	5,620	765,725
Morgan Stanley	17,339	742,803
American Express Co.	9,135	722,671
PNC Financial Services Group, Inc.	5,866	705,327
American International Group, Inc.	11,229	701,026
MetLife, Inc.	13,119	692,945
Simon Property Group, Inc.[1]	3,859	663,864
American Tower Corp. — Class A	5,154	626,416
Charles Schwab Corp.	14,658	598,193
Bank of New York Mellon Corp.	12,518	591,225
BlackRock, Inc. — Class A	1,467	562,609
Prudential Financial, Inc.	5,188	553,456
Capital One Financial Corp.	5,800	502,628
CME Group, Inc. — Class A	4,098	486,842
Marsh & McLennan Companies, Inc.	6,214	459,152
BB&T Corp.	9,754	436,004
Intercontinental Exchange, Inc.	7,188	430,346
Crown Castle International Corp.	4,350	410,858
Travelers Cos., Inc.	3,375	406,823
Public Storage	1,802	394,476
Aon plc	3,169	376,129
Equinix, Inc.	924	369,942
Allstate Corp.	4,406	359,045
Aflac, Inc.	4,844	350,802
State Street Corp.	4,332	344,871
Prologis, Inc.	6,387	331,358
SunTrust Banks, Inc.	5,929	327,874
Synchrony Financial	9,294	318,784
Discover Financial Services	4,652	318,150
Welltower, Inc.	4,375	309,837
Weyerhaeuser Co.	9,038	307,111
AvalonBay Communities, Inc.[1]	1,657	304,225
M&T Bank Corp.	1,860	287,798
Ventas, Inc.	4,279	278,306
Equity Residential	4,429	275,572
Progressive Corp.	7,008	274,573
Boston Properties, Inc.[1]	1,856	245,754
Ameriprise Financial, Inc.	1,859	241,075
KeyCorp	12,940	230,073
Fifth Third Bancorp	9,055	229,997
Northern Trust Corp.	2,595	224,675
Hartford Financial Services Group, Inc.	4,512	216,892
Citizens Financial Group, Inc.	6,143	212,241
Regions Financial Corp.	14,543	211,310
Vornado Realty Trust	2,077	208,344
Digital Realty Trust, Inc.	1,922	204,482
Principal Financial Group, Inc.	3,226	203,593
Willis Towers Watson plc	1,537	201,178
T. Rowe Price Group, Inc.	2,937	200,157
Realty Income Corp.	3,271	194,723
Essex Property Trust, Inc.	791	183,140
Lincoln National Corp.	2,717	177,828
HCP, Inc.	5,649	176,701
Huntington Bancshares, Inc.	13,103	175,449
Franklin Resources, Inc.	4,161	175,345
Alliance Data Systems Corp.	674	167,826
Host Hotels & Resorts, Inc.	8,920	166,447
GGP, Inc.	7,047	163,349
Loews Corp.	3,331	155,791
Invesco Ltd.	4,869	149,137
Comerica, Inc.[1]	2,122	145,527
Mid-America Apartment Communities, Inc.	1,370	139,384
Cincinnati Financial Corp.	1,809	130,736
Unum Group	2,766	129,698
SL Green Realty Corp.	1,212	129,223
XL Group Ltd.	3,197	127,432
CBRE Group, Inc. — Class A*	3,628	126,218
Arthur J Gallagher & Co.	2,155	121,844
Alexandria Real Estate Equities, Inc.	1,072	118,477
Raymond James Financial, Inc.	1,542	117,593
Regency Centers Corp.	1,762	116,979
UDR, Inc.[1]	3,225	116,939
Federal Realty Investment Trust	870	116,145
E*TRADE Financial Corp.*	3,314	115,625
Kimco Realty Corp.	5,136	113,454
Extra Space Storage, Inc.	1,519	112,998
Affiliated Managers Group, Inc.	684	112,135
Iron Mountain, Inc.	2,959	105,548
Zions Bancorporation	2,442	102,564
Torchmark Corp.	1,321	101,770
Nasdaq, Inc.	1,388	96,397
Macerich Co.	1,459	93,960
CBOE Holdings, Inc.	1,107	89,744
Apartment Investment & Management Co. — Class A	1,894	83,999
People’s United Financial, Inc.	3,823	69,579
Assurant, Inc.	671	64,195
Navient Corp.	3,511	51,822
Total Financial		45,024,048

Technology - 12.8%
Apple, Inc.	63,306	9,094,540
Microsoft Corp.	93,242	6,140,918
Intel Corp.	57,049	2,057,758
International Business Machines Corp.	10,357	1,803,568
Oracle Corp.	36,163	1,613,231
Broadcom Ltd.	4,839	1,059,547
QUALCOMM, Inc.	17,822	1,021,913
Texas Instruments, Inc.	12,062	971,715
Accenture plc — Class A	7,513	900,658
Adobe Systems, Inc.*	5,981	778,307
NVIDIA Corp.	7,107	774,166
salesforce.com, Inc.*	7,902	651,835
Applied Materials, Inc.	13,030	506,868
Hewlett Packard Enterprise Co.	20,088	476,086

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
S&P 500® FUND

	Shares	Value

Cognizant Technology Solutions Corp. — Class A*	7,344	$437,115
Activision Blizzard, Inc.	8,346	416,132
HP, Inc.	20,433	365,342
Micron Technology, Inc.*	12,508	361,481
Analog Devices, Inc.	4,392	359,924
Intuit, Inc.	2,932	340,083
Electronic Arts, Inc.*	3,718	332,835
Fidelity National Information Services, Inc.	3,966	315,773
Fiserv, Inc.*	2,588	298,422
Western Digital Corp.	3,476	286,874
Lam Research Corp.	1,965	252,227
Paychex, Inc.	3,854	227,001
Skyworks Solutions, Inc.	2,231	218,593
Cerner Corp.*	3,541	208,388
Autodesk, Inc.*	2,363	204,329
Microchip Technology, Inc.	2,611	192,640
Red Hat, Inc.*	2,150	185,975
KLA-Tencor Corp.	1,891	179,777
Xilinx, Inc.	3,003	173,844
Seagate Technology plc	3,562	163,603
Citrix Systems, Inc.*	1,886	157,274
NetApp, Inc.	3,269	136,808
Advanced Micro Devices, Inc.*	9,308	135,431
Synopsys, Inc.*	1,815	130,916
Akamai Technologies, Inc.*	2,090	124,773
CA, Inc.	3,783	119,997
Qorvo, Inc.*	1,526	104,623
Xerox Corp.	10,304	75,631
CSRA, Inc.	1,751	51,287
Teradata Corp.*	1,579	49,138
Dun & Bradstreet Corp.	444	47,925
Total Technology		34,505,271

Communications - 12.6%
Amazon.com, Inc.*	4,779	4,236,775
Facebook, Inc. — Class A*	28,418	4,036,777
AT&T, Inc.	74,106	3,079,104
Alphabet, Inc. — Class A*	3,585	3,039,363
Alphabet, Inc. — Class C*	3,566	2,958,211
Verizon Communications, Inc.	49,186	2,397,818
Comcast Corp. — Class A	57,106	2,146,614
Cisco Systems, Inc.	60,426	2,042,400
Walt Disney Co.	17,553	1,990,334
Priceline Group, Inc.*,1	593	1,055,522
Time Warner, Inc.	9,343	912,905
Charter Communications, Inc. — Class A*	2,596	849,722
Netflix, Inc.*	5,193	767,577
Yahoo!, Inc.*	10,592	491,575
Twenty-First Century Fox, Inc. — Class A	12,698	411,288
eBay, Inc.*	12,198	409,487
CBS Corp. — Class B	4,488	311,287
Omnicom Group, Inc.	2,830	243,974
Symantec Corp.	7,467	229,088
Level 3 Communications, Inc.*	3,525	201,701
Viacom, Inc. — Class B	4,193	195,478
Twenty-First Century Fox, Inc. — Class B	5,877	186,771
Expedia, Inc.	1,455	183,577
DISH Network Corp. — Class A*	2,738	173,836
Motorola Solutions, Inc.	1,988	171,405
CenturyLink, Inc.[1]	6,595	155,444
Juniper Networks, Inc.	4,609	128,268
Interpublic Group of Cos., Inc.	4,738	116,413
F5 Networks, Inc.*	781	111,347
VeriSign, Inc.*	1,074	93,556
Scripps Networks Interactive, Inc. — Class A	1,153	90,361
Discovery Communications, Inc. — Class C*	2,603	73,691
TEGNA, Inc.	2,591	66,381
News Corp. — Class A	4,606	59,878
TripAdvisor, Inc.*	1,362	58,784
Discovery Communications, Inc. — Class A*	1,841	53,555
News Corp. — Class B	1,445	19,508
Total Communications		33,749,775

Industrial - 9.0%
General Electric Co.	105,276	3,137,225
3M Co.	7,194	1,376,428
Boeing Co.	6,873	1,215,558
Honeywell International, Inc.	9,185	1,146,931
Union Pacific Corp.	9,819	1,040,029
United Technologies Corp.	9,043	1,014,715
United Parcel Service, Inc. — Class B	8,316	892,306
Lockheed Martin Corp.	3,012	806,011
Caterpillar, Inc.	7,077	656,463
General Dynamics Corp.	3,434	642,845
FedEx Corp.	2,958	577,254
Raytheon Co.	3,534	538,935
CSX Corp.	11,179	520,382
Northrop Grumman Corp.	2,107	501,129
Illinois Tool Works, Inc.[1]	3,763	498,484
Johnson Controls International plc	11,327	477,093
Emerson Electric Co.	7,784	465,950
Eaton Corp. plc	5,426	402,337
Norfolk Southern Corp.	3,505	392,455
Deere & Co.[1]	3,536	384,929
Waste Management, Inc.	4,881	355,923
TE Connectivity Ltd.	4,286	319,521
Corning, Inc.	11,199	302,373
Cummins, Inc.	1,867	282,290
Amphenol Corp. — Class A	3,711	264,112
Parker-Hannifin Corp.[1]	1,608	257,795
Ingersoll-Rand plc	3,131	254,613
Roper Technologies, Inc.	1,229	253,776
Stanley Black & Decker, Inc.	1,841	244,614
Rockwell Automation, Inc.	1,552	241,662
Fortive Corp.	3,632	218,718
Agilent Technologies, Inc.	3,886	205,453
Vulcan Materials Co.	1,597	192,407
Republic Services, Inc. — Class A	2,782	174,737
Harris Corp.	1,502	167,128

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
S&P 500® FUND

	Shares	Value

Martin Marietta Materials, Inc.	761	$166,088
WestRock Co.	3,021	157,182
Ball Corp.	2,112	156,837
L3 Technologies, Inc.	939	155,207
Textron, Inc.	3,259	155,096
Rockwell Collins, Inc.	1,579	153,416
Waters Corp.*	966	150,995
Dover Corp.	1,876	150,737
Mettler-Toledo International, Inc.*,1	313	149,899
AMETEK, Inc.	2,769	149,748
Arconic, Inc.	5,316	140,023
TransDigm Group, Inc.	599	131,876
CH Robinson Worldwide, Inc.[1]	1,706	131,857
Masco Corp.	3,865	131,371
Pentair plc	2,017	126,627
Expeditors International of Washington, Inc.	2,173	122,753
Snap-on, Inc.	699	117,900
Fortune Brands Home & Security, Inc.	1,847	112,390
Kansas City Southern	1,287	110,373
Xylem, Inc.	2,166	108,777
Acuity Brands, Inc.	532	108,528
Sealed Air Corp.	2,334	101,716
J.B. Hunt Transport Services, Inc.	1,047	96,052
Fluor Corp.	1,681	88,454
Allegion plc	1,151	87,131
Stericycle, Inc.*	1,027	85,128
Jacobs Engineering Group, Inc.	1,461	80,764
PerkinElmer, Inc.	1,325	76,930
Flowserve Corp.	1,575	76,262
Garmin Ltd.	1,388	70,941
FLIR Systems, Inc.	1,645	59,681
Ryder System, Inc.	645	48,659
Total Industrial		24,181,979

Consumer, Cyclical - 8.1%
Home Depot, Inc.	14,699	2,158,255
Wal-Mart Stores, Inc.	18,170	1,309,695
McDonald’s Corp.	9,882	1,280,806
Starbucks Corp.	17,585	1,026,788
CVS Health Corp.	12,376	971,516
NIKE, Inc. — Class B	15,991	891,178
Costco Wholesale Corp.	5,296	888,086
Lowe’s Cos., Inc.	10,449	859,012
Walgreens Boots Alliance, Inc.	10,289	854,501
TJX Cos., Inc.	7,866	622,042
General Motors Co.	16,448	581,601
Ford Motor Co.	47,100	548,244
Delta Air Lines, Inc.	8,818	405,275
Southwest Airlines Co.	7,424	399,114
Target Corp.	6,711	370,380
Marriott International, Inc. — Class A	3,795	357,414
Ross Stores, Inc.	4,755	313,212
O’Reilly Automotive, Inc.*	1,105	298,174
Carnival Corp.	5,043	297,083
PACCAR, Inc.	4,234	284,525
Newell Brands, Inc.	5,821	274,577
Delphi Automotive plc	3,253	261,834
Yum! Brands, Inc.	4,055	259,115
American Airlines Group, Inc.	6,083	257,311
AutoZone, Inc.*	343	248,006
United Continental Holdings, Inc.*	3,455	244,061
Dollar Tree, Inc.*	2,848	223,454
VF Corp.	3,997	219,716
Dollar General Corp.	3,067	213,862
Ulta Beauty, Inc.*	705	201,086
Royal Caribbean Cruises Ltd.	2,022	198,378
Fastenal Co.	3,490	179,735
Mohawk Industries, Inc.*	761	174,642
Genuine Parts Co.	1,790	165,414
Best Buy Co., Inc.	3,268	160,622
Chipotle Mexican Grill, Inc. — Class A*	346	154,150
Whirlpool Corp.	899	154,026
WW Grainger, Inc.	653	151,992
Coach, Inc.	3,386	139,943
Alaska Air Group, Inc.	1,489	137,316
DR Horton, Inc.	4,100	136,570
L Brands, Inc.	2,898	136,496
Hasbro, Inc.[1]	1,350	134,757
CarMax, Inc.*	2,258	133,719
Advance Auto Parts, Inc.	890	131,951
Harley-Davidson, Inc.	2,128	128,744
Lennar Corp. — Class A	2,452	125,518
Darden Restaurants, Inc.	1,498	125,338
Tiffany & Co.[1]	1,291	123,032
Foot Locker, Inc.	1,597	119,472
Wynn Resorts Ltd.	959	109,911
Goodyear Tire & Rubber Co.	3,037	109,332
LKQ Corp.*	3,716	108,767
Tractor Supply Co.	1,577	108,766
Macy’s, Inc.	3,669	108,750
Wyndham Worldwide Corp.	1,267	106,795
Mattel, Inc.	4,132	105,821
BorgWarner, Inc.	2,412	100,797
PVH Corp.[1]	955	98,814
Hanesbrands, Inc.[1]	4,570	94,873
Kohl’s Corp.	2,129	84,755
PulteGroup, Inc.	3,452	81,295
Leggett & Platt, Inc.	1,614	81,216
Michael Kors Holdings Ltd.*	1,960	74,696
Bed Bath & Beyond, Inc.	1,813	71,541
Staples, Inc.	7,850	68,845
Gap, Inc.	2,647	64,296
Nordstrom, Inc.[1]	1,374	63,987
Signet Jewelers Ltd.	840	58,187
Ralph Lauren Corp. — Class A	678	55,338
Under Armour, Inc. — Class A*,1	2,216	43,832
Under Armour, Inc. — Class C*	2,224	40,699
AutoNation, Inc.*,1	791	33,451
Total Consumer, Cyclical		21,906,502

Energy - 6.0%
Exxon Mobil Corp.	50,033	4,103,207
Chevron Corp.	22,843	2,452,653

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
S&P 500® FUND

	Shares	Value

Schlumberger Ltd.	16,822	$1,313,798
ConocoPhillips	14,912	743,661
EOG Resources, Inc.	6,960	678,947
Occidental Petroleum Corp.	9,222	584,306
Halliburton Co.	10,460	514,737
Kinder Morgan, Inc.	23,166	503,629
Phillips 66	5,323	421,688
Anadarko Petroleum Corp.	6,745	418,190
Pioneer Natural Resources Co.	2,049	381,585
Valero Energy Corp.	5,442	360,750
Marathon Petroleum Corp.	6,368	321,839
Baker Hughes, Inc.	5,132	306,996
Williams Companies, Inc.	9,965	294,864
Devon Energy Corp.	6,329	264,046
Apache Corp.	4,581	235,418
Concho Resources, Inc.*	1,788	229,472
National Oilwell Varco, Inc.	4,570	183,211
TechnipFMC plc*	5,630	182,975
Noble Energy, Inc.[1]	5,254	180,422
Marathon Oil Corp.	10,223	161,523
Hess Corp.	3,246	156,490
ONEOK, Inc.	2,542	140,929
Cimarex Energy Co.	1,148	137,175
Cabot Oil & Gas Corp. — Class A	5,733	137,076
Equities Corp.	2,091	127,760
Tesoro Corp.	1,412	114,457
Newfield Exploration Co.*	2,400	88,584
Helmerich & Payne, Inc.[1]	1,309	87,140
Range Resources Corp.	2,270	66,057
Transocean Ltd.*,1	4,697	58,478
Murphy Oil Corp.	1,955	55,893
Chesapeake Energy Corp.*,1	9,191	54,595
Southwestern Energy Co.*	6,008	49,085
Total Energy		16,111,636

Utilities - 2.9%
NextEra Energy, Inc.	5,642	724,265
Duke Energy Corp.	8,442	692,328
Southern Co.	11,958	595,269
Dominion Resources, Inc.	7,579	587,902
PG&E Corp.	6,116	405,858
Exelon Corp.	11,180	402,256
American Electric Power Company, Inc.	5,933	398,282
Sempra Energy	3,023	334,042
Edison International	3,931	312,947
PPL Corp.	8,202	306,673
Consolidated Edison, Inc.	3,681	285,866
Xcel Energy, Inc.	6,120	272,034
Public Service Enterprise Group, Inc.	6,108	270,890
WEC Energy Group, Inc.	3,808	230,879
Eversource Energy	3,823	224,716
DTE Energy Co.	2,165	221,068
FirstEnergy Corp.	5,339	169,887
American Water Works Co., Inc.	2,150	167,206
Entergy Corp.	2,165	164,453
Ameren Corp.	2,928	159,840
CMS Energy Corp.	3,377	151,087
CenterPoint Energy, Inc.	5,197	143,281
SCANA Corp.	1,724	112,663
Pinnacle West Capital Corp.	1,343	111,979
Alliant Energy Corp.	2,747	108,809
NiSource, Inc.	3,902	92,829
AES Corp.	7,954	88,926
NRG Energy, Inc.	3,813	71,303
Total Utilities		7,807,538

Basic Materials - 2.1%
Dow Chemical Co.	13,469	855,821
EI du Pont de Nemours & Co.	10,432	838,003
Monsanto Co.	5,290	598,827
Praxair, Inc.	3,440	407,984
LyondellBasell Industries N.V. — Class A	3,983	363,210
Air Products & Chemicals, Inc.	2,625	355,136
PPG Industries, Inc.	3,102	325,958
Sherwin-Williams Co.	980	303,986
International Paper Co.	4,962	251,970
Nucor Corp.	3,847	229,743
Freeport-McMoRan, Inc.*	16,045	214,361
Newmont Mining Corp.	6,413	211,372
Albemarle Corp.	1,358	143,459
Eastman Chemical Co.	1,768	142,854
International Flavors & Fragrances, Inc.	953	126,301
Mosaic Co.	4,225	123,286
FMC Corp.	1,613	112,249
CF Industries Holdings, Inc.	2,813	82,562
Total Basic Materials		5,687,082

Diversified - 0.0%**
Leucadia National Corp.	3,907	101,582

Total Common Stocks
(Cost $194,804,954)		244,635,890

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 5.6%
Fannie Mae[2]
0.52% due 04/03/17[3]	$15,000,000	14,999,417
Total Federal Agency Discount Notes
(Cost $14,999,417)		14,999,417

FEDERAL AGENCY NOTES†† - 1.1%
Freddie Mac[2]
0.75% due 10/26/18[3]	3,105,000	3,100,737
Total Federal Agency Notes
(Cost $3,105,000)		3,100,737

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
S&P 500® FUND

	Face Amount	Value

U.S. TREASURY BILLS†† - 0.2%
U.S. Treasury Bill
0.52% due 05/11/17[4,5,6,8]	$500,000	$499,621
Total U.S. Treasury Bills
(Cost $499,708)		499,621

REPURCHASE AGREEMENTS††,7 - 3.2%
RBC Capital Markets LLC issued 03/31/17 at 0.72% due 04/03/17	4,040,804	4,040,804
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	2,603,236	2,603,236
Mizuho Securities LLC issued 03/31/17 at 0.71% due 04/03/17[8]	1,431,660	1,431,660
UMB Financial Corp. issued 03/31/17 at 0.68% due 04/03/17	399,039	399,039
Total Repurchase Agreements
(Cost $8,474,739)		8,474,739

	Shares

SECURITIES LENDING COLLATERAL†,9 - 1.6%
First American Government Obligations Fund — Class Z, 0.61%[10]	4,187,038	4,187,038
Total Securities Lending Collateral
(Cost $4,187,038)		4,187,038

Total Investments - 102.7%
(Cost $226,070,856)		$275,897,442
Other Assets & Liabilities, net - (2.7)%		(7,262,706)
Total Net Assets - 100.0%		$268,634,736

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS PURCHASED†
June 2017 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $1,768,500)	15	$3,736

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
BNP Paribas April 2017 S&P 500 Index Swap 1.23%11, Terminating 04/28/17 (Notional Value $5,888,940)	2,492	$43,470
Goldman Sachs International April 2017 S&P 500 Index Swap 1.46%11, Terminating 04/27/17 (Notional Value $3,837,565)	1,624	34,754
Barclays Bank plc April 2017 S&P 500 Index Swap 1.31%11, Terminating 04/28/17 (Notional Value $12,436,398)	5,264	(29,695)
(Total Notional Value $22,162,903)		$48,529

*	Non-income producing security.
**	Less than 0.1% of net assets.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2017 — See Note 6.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
[4]	All or a portion of this security is pledged as futures collateral at March 31, 2017.
[5]	Rate indicated is the effective yield at the time of purchase.
[6]	Zero coupon rate security.
[7]	Repurchase Agreements — See Note 5.
[8]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2017.
[9]	Securities lending collateral — See Note - 6.
[10]	Rate indicated is the 7 day yield as of March 31, 2017.
[11]	Total Return based on S&P 500 Index +/- financing at a variable rate. Rate indicated is the rate effective at March 31, 2017.
plc — Public Limited Company

See Sector Classification in Other Information section.

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
S&P 500® FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$244,635,890	$—	$—	$—	$—	$244,635,890
Equity Futures Contracts	—	3,736	—	—	—	3,736
Equity Index Swap Agreements	—	—	—	78,224	—	78,224
Federal Agency Discount Notes	—	—	14,999,417	—	—	14,999,417
Federal Agency Notes	—	—	3,100,737	—	—	3,100,737
Repurchase Agreements	—	—	8,474,739	—	—	8,474,739
Securities Lending Collateral	4,187,038	—	—	—	—	4,187,038
U.S. Treasury Bills	—	—	499,621	—	—	499,621
Total	$248,822,928	$3,736	$27,074,514	$78,224	$—	$275,979,402

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Index Swap Agreements	$—	$—	$—	$29,695	$—	$29,695

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

S&P 500® FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets:
Investments, at value - including $4,096,308 of securities loaned (cost $217,596,117)	$267,422,703
Repurchase agreements, at value (cost $8,474,739)	8,474,739
Total investments (cost $226,070,856)	275,897,442
Segregated cash with broker	1,640,000
Unrealized appreciation on swap agreements	78,224
Receivables:
Fund shares sold	3,478,541
Dividends	253,533
Interest	4,371
Securities lending income	667
Total assets	281,352,778

Liabilities:
Unrealized depreciation on swap agreements	29,695
Payable for:
Fund shares redeemed	7,881,942
Return of securities loaned	4,187,038
Management fees	171,277
Distribution and service fees	69,439
Transfer agent and administrative fees	57,092
Portfolio accounting fees	34,256
Variation margin	4,950
Swap settlement	359
Miscellaneous	281,994
Total liabilities	12,718,042
Commitments and contingent liabilities (Note 14)	—
Net assets	$268,634,736

Net assets consist of:
Paid in capital	$230,737,044
Undistributed net investment income	—
Accumulated net realized gain on investments	(11,981,159)
Net unrealized appreciation on investments	49,878,851
Net assets	$268,634,736

A-Class:
Net assets	$20,960,199
Capital shares outstanding	460,467
Net asset value per share	$45.52
Maximum offering price per share(Net asset value divided by 95.25%)	$47.79

C-Class:
Net assets	$20,930,961
Capital shares outstanding	502,901
Net asset value per share	$41.62

H-Class:
Net assets	$226,743,576
Capital shares outstanding	4,982,025
Net asset value per share	$45.51

STATEMENT OF OPERATIONS
Year Ended March 31, 2017

Investment Income:
Dividends (net of foreign withholding tax of $136)	$4,327,187
Interest	197,608
Income from securities lending, net	4,102
Total investment income	4,528,897

Expenses:
Management fees	1,954,034
Transfer agent and administrative fees	651,346
Distribution and service fees:
A-Class	71,132
C-Class	175,828
H-Class	536,261
Portfolio accounting fees	390,810
Custodian fees	38,113
Trustees’ fees*	21,207
Miscellaneous	409,123
Total expenses	4,247,854
Net investment income	281,043

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	39,994,847
Swap agreements	3,350,516
Futures contracts	2,535,939
Net realized gain	45,881,302
Net change in unrealized appreciation(depreciation) on:
Investments	(8,930,081)
Swap agreements	(383,116)
Futures contracts	(270,593)
Net change in unrealized appreciation(depreciation)	(9,583,790)
Net realized and unrealized gain	36,297,512
Net increase in net assets resulting from operations	$36,578,555

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$281,043	$(65,779)
Net realized gain on investments	45,881,302	24,739,527
Net change in unrealized appreciation (depreciation) on investments	(9,583,790)	(38,842,371)
Net increase (decrease) in net assets resulting from operations	36,578,555	(14,168,623)

Distributions to shareholders from:
Net investment income
A-Class	(29,671)	(6,128)
C-Class	(28,356)	(5,127)
H-Class	(293,993)	(73,343)
Net realized gains
A-Class	(174,898)	(964,527)
C-Class	(167,151)	(806,970)
H-Class	(1,732,984)	(11,544,030)
Total distributions to shareholders	(2,427,053)	(13,400,125)

Capital share transactions:
Proceeds from sale of shares
A-Class	109,316,182	164,205,961
C-Class	22,735,429	36,973,427
H-Class	1,205,465,115	1,458,575,350
Distributions reinvested
A-Class	193,648	885,581
C-Class	186,917	784,294
H-Class	2,014,895	11,569,754
Cost of shares redeemed
A-Class	(131,672,483)	(153,213,908)
C-Class	(20,167,745)	(41,974,574)
H-Class	(1,238,468,770)	(1,468,966,601)
Net increase (decrease) from capital share transactions	(50,396,812)	8,839,284
Net decrease in net assets	(16,245,310)	(18,729,464)

Net assets:
Beginning of year	284,880,046	303,609,510
End of year	$268,634,736	$284,880,046
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold
A-Class	2,539,581	4,121,399
C-Class	592,763	995,592
H-Class	28,720,011	36,101,253
Shares issued from reinvestment of distributions
A-Class	4,549	22,217
C-Class	4,790	21,289
H-Class	47,342	290,260
Shares redeemed
A-Class	(3,082,299)	(3,821,927)
C-Class	(521,111)	(1,134,175)
H-Class	(29,543,485)	(36,783,666)
Net decrease in shares	(1,237,859)	(187,758)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

S&P 500® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$39.85	$41.40	$37.78	$31.55	$28.20
Income (loss) from investment operations:
Net investment income (loss)[a]	.06	.03	.04	.07	.06
Net gain (loss) on investments (realized and unrealized)	5.97	—	4.08	6.20	3.36
Total from investment operations	6.03	.03	4.12	6.27	3.42
Less distributions from:
Net investment income	(.05)	(.01)	(.02)	(.04)	(.07)
Net realized gains	(.31)	(1.57)	(.48)	—	—
Total distributions	(.36)	(1.58)	(.50)	(.04)	(.07)
Net asset value, end of period	$45.52	$39.85	$41.40	$37.78	$31.55

Total Return[b]	15.17%	0.08%	10.90%	19.87%	12.16%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,960	$39,793	$28,022	$28,028	$12,014
Ratios to average net assets:
Net investment income (loss)	0.14%	0.02%	0.11%	0.19%	0.22%
Total expenses	1.57%	1.55%	1.59%	1.57%	1.50%
Portfolio turnover rate	133%	181%	256%	157%	76%

C-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$36.74	$38.58	$35.51	$29.87	$26.91
Income (loss) from investment operations:
Net investment income (loss)[a]	(.22)	(.26)	(.23)	(.19)	(.14)
Net gain (loss) on investments (realized and unrealized)	5.46	—	3.80	5.87	3.17
Total from investment operations	5.24	(.26)	3.57	5.68	3.03
Less distributions from:
Net investment income	(.05)	(.01)	(.02)	(.04)	(.07)
Net realized gains	(.31)	(1.57)	(.48)	—	—
Total distributions	(.36)	(1.58)	(.50)	(.04)	(.07)
Net asset value, end of period	$41.62	$36.74	$38.58	$35.51	$29.87

Total Return[b]	14.33%	(0.67%)	10.04%	19.01%	11.29%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,931	$15,667	$20,977	$16,182	$10,231
Ratios to average net assets:
Net investment income (loss)	(0.57%)	(0.70%)	(0.62%)	(0.59%)	(0.52%)
Total expenses	2.33%	2.31%	2.34%	2.32%	2.28%
Portfolio turnover rate	133%	181%	256%	157%	76%

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$39.84	$41.40	$37.78	$31.55	$28.20
Income (loss) from investment operations:
Net investment income (loss)[a]	.07	.03	.05	.05	.07
Net gain (loss) on investments (realized and unrealized)	5.96	(.01)	4.07	6.22	3.35
Total from investment operations	6.03	.02	4.12	6.27	3.42
Less distributions from:
Net investment income	(.05)	(.01)	(.02)	(.04)	(.07)
Net realized gains	(.31)	(1.57)	(.48)	—	—
Total distributions	(.36)	(1.58)	(.50)	(.04)	(.07)
Net asset value, end of period	$45.51	$39.84	$41.40	$37.78	$31.55

Total Return[b]	15.20%	0.06%	10.90%	19.87%	12.16%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$226,744	$229,420	$254,610	$255,912	$265,358
Ratios to average net assets:
Net investment income (loss)	0.16%	0.07%	0.12%	0.15%	0.24%
Total expenses	1.58%	1.55%	1.58%	1.56%	1.50%
Portfolio turnover rate	133%	181%	256%	157%	76%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

INVERSE S&P 500® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2017, Inverse S&P 500® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the S&P 500 Index. Inverse S&P 500® Strategy Fund Investor Class returned -15.34%, while the S&P 500 Index returned 17.17% over the same period.

Sectors contributing the most to the performance of the underlying index were Information Technology and Financials. No sector detracted; the Telecommunications Services sector contributed least, followed by the Real Estate sector.

Apple, Inc., Amazon.com, Inc., and JPMorgan Chase & Co. were the holdings contributing the most to the performance of the underlying index for the period. Gilead Sciences, Inc., CVS Health Corp., and Allergan plc detracted the most from the performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s negative performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. Investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

40 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Inception Dates:
Investor Class	January 7, 1994
A-Class	March 31, 2004
C-Class	March 15, 2001
H-Class	September 18, 2014

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Cumulative Fund Performance*

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	8.4%
Guggenheim Strategy Fund I	6.9%
Total	15.3%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2017

	1 Year	5 Year	10 Year
Investor Class Shares	-15.34%	-13.78%	-10.53%
A-Class Shares	-15.54%	-14.00%	-10.76%
A-Class Shares with sales charge†	-19.54%	-14.83%	-11.19%
C-Class Shares	-16.20%	-14.65%	-11.44%
C-Class Shares with CDSC‡	-17.04%	-14.65%	-11.44%
S&P 500 Index	17.17%	13.30%	7.51%

	1 Year	Since Inception (09/18/14)
H-Class Shares	-15.47%	-10.39%
S&P 500 Index	17.17%	8.85%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS	March 31, 2017
INVERSE S&P 500® STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 15.3%
Guggenheim Strategy Fund II1	310,783	$7,769,577
Guggenheim Strategy Fund I1	252,188	6,317,313
Total Mutual Funds
(Cost $13,966,032)		14,086,890

	Face Amount

FEDERAL AGENCY NOTES†† - 44.2%
Freddie Mac[2]
0.80% due 10/27/17	$7,500,000	7,491,600
1.38% due 05/30/18	5,000,000	5,003,615
0.63% due 05/15/18[4]	5,000,000	4,997,660
0.75% due 10/26/18[4]	5,000,000	4,993,135
0.75% due 10/28/19[4]	5,000,000	4,988,560
0.75% due 05/26/17	4,800,000	4,799,424
Total Freddie Mac		32,273,994
Farmer Mac[3]
5.13% due 04/19/17	8,000,000	8,015,800
Federal Farm Credit Bank[3]
0.88% due 12/08/17[4]	600,000	600,922
Total Federal Agency Notes
(Cost $40,924,411)		40,890,716

U.S. TREASURY BILLS†† - 11.9%
U.S. Treasury Bill
0.71% due 04/27/17[5,6]	10,000,000	9,995,130
0.52% due 06/01/17[5,6,8]	1,000,000	998,849
Total U.S. Treasury Bills
(Cost $10,993,983)		10,993,979

FEDERAL AGENCY DISCOUNT NOTES†† - 7.6%
Federal Home Loan Bank[3]
0.75% due 04/10/17	3,100,000	3,099,419
0.54% due 05/05/17	2,000,000	1,998,701
0.75% due 04/07/17	1,200,000	1,199,850
0.75% due 04/05/17	750,000	749,938
Total Federal Home Loan Bank		7,047,908
Total Federal Agency Discount Notes
(Cost $7,048,177)		7,047,908

REPURCHASE AGREEMENTS††,7 - 20.4%
Mizuho Securities LLC issued 03/31/17 at 0.71% due 04/03/17[8]	9,578,347	9,578,347
RBC Capital Markets LLC issued 03/31/17 at 0.72% due 04/03/17	5,302,770	5,302,770
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	3,416,243	3,416,243
UMB Financial Corp. issued 03/31/17 at 0.68% due 04/03/17	523,661	523,661
Total Repurchase Agreements
(Cost $18,821,021)		18,821,021

Total Investments - 99.4%
(Cost $91,753,624)		$91,840,514
Other Assets & Liabilities, net - 0.6%		511,731
Total Net Assets - 100.0%		$92,352,245

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS SOLD SHORT†
June 2017 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $1,296,900)	11	$5,843

	Units

OTC EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Barclays Bank plc April 2017 S&P 500 Index Swap 1.16%[9], Terminating 04/28/17 (Notional Value $19,983,660)	8,458	$46,637
BNP Paribas April 2017 S&P 500 Index Swap 0.73%[9], Terminating 04/28/17 (Notional Value $24,455,735)	10,351	(217,453)
Goldman Sachs International April 2017 S&P 500 Index Swap 1.36%[9], Terminating 04/27/17 (Notional Value $46,597,254)	19,722	(421,990)
(Total Notional Value $91,036,649)		$(592,806)

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
INVERSE S&P 500® STRATEGY FUND

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 10.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[4]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
[5]	Zero coupon rate security.
[6]	Rate indicated is the effective yield at the time of purchase.
[7]	Repurchase Agreements — See Note 5.
[8]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2017.
[9]	Total Return based on S&P 500 Index +/- financing at a variable rate. Rate indicated is the rate effective at March 31, 2017.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Futures Contracts	$—	$5,843	$—	$—	$—	$5,843
Equity Index Swap Agreements	—	—	—	46,637	—	46,637
Federal Agency Discount Notes	—	—	7,047,908	—	—	7,047,908
Federal Agency Notes	—	—	40,890,716	—	—	40,890,716
Mutual Funds	14,086,890	—	—	—	—	14,086,890
Repurchase Agreements	—	—	18,821,021	—	—	18,821,021
U.S. Treasury Bills	—	—	10,993,979	—	—	10,993,979
Total	$14,086,890	$5,843	$77,753,624	$46,637	$—	$91,892,994

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Index Swap Agreements	$—	$—	$—	$639,443	$—	$639,443

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

INVERSE S&P 500® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $58,966,571)	$58,932,603
Investments in affiliated issuers, at value (cost $13,966,032)	14,086,890
Repurchase agreements, at value (cost $18,821,021)	18,821,021
Total investments (cost $91,753,624)	91,840,514
Segregated cash with broker	997,330
Unrealized appreciation on swap agreements	46,637
Receivables:
Variation margin	3,630
Fund shares sold	30,879
Dividends	26,263
Interest	281,135
Total assets	93,226,388

Liabilities:
Unrealized depreciation on swap agreements	639,443
Payable for:
Fund shares redeemed	84,301
Management fees	62,301
Transfer agent and administrative fees	17,306
Distribution and service fees	7,062
Portfolio accounting fees	6,922
Swap settlement	1,118
Miscellaneous	55,690
Total liabilities	874,143
Commitments and contingent liabilities (Note 14)	—
Net assets	$92,352,245

Net assets consist of:
Paid in capital	$452,155,047
Accumulated net investment loss	(122,695)
Accumulated net realized loss on investments	(359,180,034)
Net unrealized depreciation on investments	(500,073)
Net assets	$92,352,245

Investor Class:
Net assets	$76,403,604
Capital shares outstanding	1,085,997
Net asset value per share	$70.35

A-Class:
Net assets	$6,331,398
Capital shares outstanding	97,081
Net asset value per share	$65.22
Maximum offering price per share(Net asset value divided by 95.25%)	$68.47

C-Class:
Net assets	$6,760,474
Capital shares outstanding	113,934
Net asset value per share	$59.34

H-Class:
Net assets	$2,856,769
Capital shares outstanding	43,803
Net asset value per share	$65.22

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® STRATEGY FUND

STATEMENT OF OPERATIONS
Year Ended March 31, 2017

Investment Income:
Interest	$523,802
Dividends from securities of affiliated issuers	440,859
Total investment income	964,661

Expenses:
Management fees	1,205,720
Transfer agent and administrative fees	334,922
Distribution and service fees:
A-Class	27,166
C-Class	72,567
H-Class	15,589
Portfolio accounting fees	133,967
Registration fees	108,033
Custodian fees	20,576
Trustees’ fees*	13,715
Line of credit fees	585
Miscellaneous	93,589
Total expenses	2,026,429
Net investment loss	(1,061,768)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$69,468
Investments in affiliated issuers	91,504
Swap agreements	(20,257,180)
Futures contracts	(1,976,253)
Net realized loss	(22,072,461)
Net change in unrealized appreciation(depreciation) on:
Investments in unaffiliated issuers	(5,728)
Investments in affiliated issuers	239,572
Swap agreements	586,331
Futures contracts	4,505
Net change in unrealized appreciation(depreciation)	824,680
Net realized and unrealized loss	(21,247,781)
Net decrease in net assets resulting from operations	$(22,309,549)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

INVERSE S&P 500® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(1,061,768)	$(1,289,467)
Net realized loss on investments	(22,072,461)	(16,589,035)
Net change in unrealized appreciation (depreciation) on investments	824,680	(1,016,491)
Net decrease in net assets resulting from operations	(22,309,549)	(18,894,993)

Capital share transactions:
Proceeds from sale of shares
Investor Class	216,913,681	437,076,905
Advisor Class	—	17,264,802 *
A-Class	40,603,523	56,820,759
C-Class	14,721,850	16,209,864
H-Class	74,772,925	93,034,530 *
Cost of shares redeemed
Investor Class	(276,226,585)	(328,788,115)
Advisor Class	—	(8,791,665)*
A-Class	(41,519,960)	(51,421,612)
C-Class	(16,239,943)	(11,608,019)
H-Class	(77,726,210)	(107,318,749)*
Conversion activity*
Advisor Class	—	(10,823,213)
H-Class	—	10,823,213
Net increase (decrease) from capital share transactions	(64,700,719)	112,478,700
Net increase (decrease) in net assets	(87,010,268)	93,583,707

Net assets:
Beginning of year	179,362,513	85,778,806
End of year	$92,352,245	$179,362,513
Accumulated net investment loss at end of year	$(122,695)	$(350,707)

Capital share activity**:
Shares sold
Investor Class	2,775,050	4,893,922
Advisor Class	—	211,392 *
A-Class	543,016	685,595
C-Class	232,771	217,622
H-Class	1,020,456	1,134,310 *
Shares redeemed
Investor Class	(3,537,019)	(3,739,882)
Advisor Class	—	(107,454)*
A-Class	(565,804)	(624,084)
C-Class	(249,423)	(155,016)
H-Class	(1,071,490)	(1,326,748)*
Conversion activity*
Advisor Class	—	(129,908)
H-Class	—	126,804
Net increase (decrease) in shares	(852,443)	1,186,554

*	Effective September 30, 2015, all outstanding Advisor Class shares converted into H-Class shares — See Note 12.
**	Capital share activity for the periods presented through March 31, 2017 has been restated to reflect a 1:6 reverse share split effective October 28, 2016 — See Note 13.

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]	Year Ended March 31, 2014[e]	Year Ended March 28, 2013[e]
Per Share Data
Net asset value, beginning of period	$83.09	$87.54	$100.90	$126.16	$147.65
Income (loss) from investment operations:
Net investment income (loss)[a]	(.55)	(.78)	(1.02)	(1.50)	(1.80)
Net gain (loss) on investments (realized and unrealized)	(12.19)	(3.67)	(12.34)	(23.76)	(19.69)
Total from investment operations	(12.74)	(4.45)	(13.36)	(25.26)	(21.49)
Net asset value, end of period	$70.35	$83.09	$87.54	$100.90	$126.16

Total Return[b]	(15.34%)	(5.07%)	(13.26%)	(20.02%)	(14.55%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$76,404	$153,544	$60,745	$79,172	$106,158
Ratios to average net assets:
Net investment income (loss)	(0.70%)	(0.91%)	(1.07%)	(1.35%)	(1.27%)
Total expenses[c]	1.42%	1.41%	1.41%	1.42%	1.41%
Portfolio turnover rate	114%	63%	103%	—	—

A-Class	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]	Year Ended March 31, 2014[e]	Year Ended March 28, 2013[e]
Per Share Data
Net asset value, beginning of period	$77.21	$81.54	$94.27	$118.13	$138.59
Income (loss) from investment operations:
Net investment income (loss)[a]	(.70)	(.96)	(1.14)	(1.68)	(2.04)
Net gain (loss) on investments (realized and unrealized)	(11.29)	(3.37)	(11.59)	(22.18)	(18.42)
Total from investment operations	(11.99)	(4.33)	(12.73)	(23.86)	(20.46)
Net asset value, end of period	$65.22	$77.21	$81.54	$94.27	$118.13

Total Return[b]	(15.54%)	(5.30%)	(13.49%)	(20.21%)	(14.76%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,331	$9,256	$4,758	$5,468	$5,912
Ratios to average net assets:
Net investment income (loss)	(0.96%)	(1.18%)	(1.32%)	(1.58%)	(1.52%)
Total expenses[c]	1.67%	1.66%	1.66%	1.68%	1.65%
Portfolio turnover rate	114%	63%	103%	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

INVERSE S&P 500® STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]	Year Ended March 31, 2014[e]	Year Ended March 28, 2013[e]
Per Share Data
Net asset value, beginning of period	$70.79	$75.34	$87.73	$110.78	$130.97
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.12)	(1.44)	(1.68)	(2.28)	(2.88)
Net gain (loss) on investments (realized and unrealized)	(10.33)	(3.11)	(10.71)	(20.77)	(17.31)
Total from investment operations	(11.45)	(4.55)	(12.39)	(23.05)	(20.19)
Net asset value, end of period	$59.34	$70.79	$75.34	$87.73	$110.78

Total Return[b]	(16.20%)	(6.05%)	(14.09%)	(20.80%)	(15.44%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,760	$9,244	$5,121	$6,177	$7,041
Ratios to average net assets:
Net investment income (loss)	(1.69%)	(1.93%)	(2.07%)	(2.34%)	(2.27%)
Total expenses[c]	2.42%	2.41%	2.41%	2.42%	2.40%
Portfolio turnover rate	114%	63%	103%	—	—

H-Class	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Period Ended March 31, 2015[d,e]
Per Share Data
Net asset value, beginning of period	$77.17	$81.54	$86.10
Income (loss) from investment operations:
Net investment income (loss)[a]	(.70)	(.90)	(.54)
Net gain (loss) on investments (realized and unrealized)	(11.25)	(3.47)	(4.02)
Total from investment operations	(11.95)	(4.37)	(4.56)
Net asset value, end of period	$65.22	$77.17	$81.54

Total Return[b]	(15.47%)	(5.37%)	(5.30%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,857	$7,319	$13,085
Ratios to average net assets:
Net investment income (loss)	(0.96%)	(1.08%)	(1.27%)
Total expenses[c]	1.67%	1.67%	1.60%
Portfolio turnover rate	114%	63%	103%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]

Since commencement of operations: September 18, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized. The portfolio turnover rate is for the entire period of the Fund, not since the commencement of operations of the class.

[e]	Reverse share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect a 1:6 reverse share split effective October 28, 2016 — See Note 13.

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

MONTHLY REBALANCE NASDAQ-100 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a calendar month basis. The Fund’s current benchmark is 200% of the performance of the NASDAQ-100 Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time different than a full calendar month.

For the one-year period ended March 31, 2017, the Monthly Rebalanced NASDAQ-100® 2X Strategy Fund H-Class returned 45.64%, while the NASDAQ-100 Index returned 22.77% over the same period.

The Information Technology sector contributed the most to the performance of the underlying index, followed by the Consumer Discretionary sector. No sector detracted. The Real Estate sector contributed the least to the performance of the underlying index, followed by the Telecommunications Services sector.

Apple, Inc., Amazon.com, Inc., and Microsoft Corp. were the holdings contributing the most to the performance of the underlying index for the year. Gilead Sciences, Inc., Baidu, Inc. ADR, and Stericycle, Inc. detracted the most from the performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. Investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 49

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Inception Dates:
A-Class	November 28, 2014
C-Class	November 28, 2014
H-Class	November 28, 2014

Cumulative Fund Performance*

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	8.5%
Guggenheim Strategy Fund I	5.8%
Guggenheim Strategy Fund II	5.8%
Microsoft Corp.	5.8%
Amazon.com, Inc.	4.8%
Facebook, Inc. — Class A	3.8%
Alphabet, Inc. — Class C	3.3%
Alphabet, Inc. — Class A	2.9%
Comcast Corp. — Class A	2.0%
Intel Corp.	1.9%
Top Ten Total	44.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2017

	1 Year	Since Inception (11/28/14)
A-Class Shares	45.65%	21.83%
A-Class Shares with sales charge†	38.72%	19.32%
C-Class Shares	44.52%	20.81%
C-Class Shares with CDSC‡	43.52%	20.81%
H-Class Shares	45.64%	23.09%
NASDAQ-100 Index	22.77%	11.48%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

50 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2017
MONTHLY REBALANCE NASDAQ-100 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 70.9%

Technology - 26.5%
Apple, Inc.	17,626	$2,532,150
Microsoft Corp.	25,961	1,709,792
Intel Corp.	15,884	572,935
Broadcom Ltd.	1,347	294,939
QUALCOMM, Inc.	4,962	284,521
Texas Instruments, Inc.	3,358	270,520
Adobe Systems, Inc.*	1,660	216,016
NVIDIA Corp.	1,903	207,294
Applied Materials, Inc.	3,628	141,129
Activision Blizzard, Inc.	2,526	125,946
Cognizant Technology Solutions Corp. — Class A*	2,038	121,302
Micron Technology, Inc.*	3,705	107,075
Intuit, Inc.	859	99,635
Electronic Arts, Inc.*	1,036	92,743
Analog Devices, Inc.	1,039	85,146
Fiserv, Inc.*	721	83,139
Western Digital Corp.	968	79,889
NetEase, Inc. ADR	252	71,568
Paychex, Inc.	1,206	71,033
Lam Research Corp.	547	70,213
Cerner Corp.*	1,108	65,206
Autodesk, Inc.*	748	64,680
Skyworks Solutions, Inc.	621	60,846
Check Point Software Technologies Ltd.*	576	59,132
Microchip Technology, Inc.	727	53,638
KLA-Tencor Corp.	527	50,102
Xilinx, Inc.	836	48,396
Seagate Technology plc	992	45,563
CA, Inc.	1,404	44,535
Citrix Systems, Inc.*	525	43,780
Maxim Integrated Products, Inc.	950	42,712
Akamai Technologies, Inc.*	582	34,745
Total Technology		7,850,320

Communications - 26.4%
Amazon.com, Inc.*	1,603	1,421,123
Facebook, Inc. — Class A*	7,912	1,123,900
Alphabet, Inc. — Class C*	1,166	967,268
Alphabet, Inc. — Class A*	998	846,104
Comcast Corp. — Class A	15,900	597,681
Cisco Systems, Inc.	16,824	568,651
Charter Communications, Inc. — Class A*	903	295,570
Priceline Group, Inc.*	165	293,695
Netflix, Inc.*	1,446	213,733
T-Mobile US, Inc.*	2,777	179,366
Baidu, Inc. ADR*	925	159,581
Yahoo!, Inc.*	3,205	148,744
eBay, Inc.*	3,652	122,598
Twenty-First Century Fox, Inc. — Class A	3,535	114,498
JD.com, Inc. ADR*	3,081	95,850
Twenty-First Century Fox, Inc. — Class B	2,683	85,266
Sirius XM Holdings, Inc.[1]	15,841	81,581
Liberty Global plc — Class C*	2,119	74,250
Ctrip.com International Ltd. ADR*	1,409	69,252
Symantec Corp.	2,079	63,784
Expedia, Inc.	460	58,038
Viacom, Inc. — Class B	1,167	54,406
DISH Network Corp. — Class A*	762	48,379
Vodafone Group plc ADR	1,462	38,641
Liberty Global plc — Class A*	851	30,525
Discovery Communications, Inc. — Class C*	771	21,827
TripAdvisor, Inc.*	441	19,034
Discovery Communications, Inc. — Class A*	513	14,923
Liberty Ventures*	273	12,143
Liberty Global plc LiLAC — Class C*	405	9,331
Liberty Global plc LiLAC — Class A*	169	3,759
Total Communications		7,833,501

Consumer, Non-cyclical - 11.5%
Amgen, Inc.	2,474	405,910
Kraft Heinz Co.	4,089	371,322
Celgene Corp.*	2,614	325,260
Gilead Sciences, Inc.	4,391	298,237
Mondelez International, Inc. — Class A	5,129	220,957
Biogen, Inc.*	725	198,230
PayPal Holdings, Inc.*	4,057	174,532
Automatic Data Processing, Inc.	1,508	154,404
Regeneron Pharmaceuticals, Inc.*	350	135,629
Express Scripts Holding Co.*	2,035	134,127
Intuitive Surgical, Inc.*,1	130	99,641
Alexion Pharmaceuticals, Inc.*	755	91,536
Vertex Pharmaceuticals, Inc.*	835	91,307
Monster Beverage Corp.*	1,918	88,554
Incyte Corp.*	636	85,014
Illumina, Inc.*	491	83,784
Mylan N.V.*	1,798	70,104
BioMarin Pharmaceutical, Inc.*	581	51,000
Dentsply Sirona, Inc.	776	48,453
Shire plc ADR	276	48,087
IDEXX Laboratories, Inc.*	296	45,765
Verisk Analytics, Inc. — Class A*	559	45,357
Henry Schein, Inc.*	266	45,212
Cintas Corp.	353	44,669
Hologic, Inc.*	938	39,912
Total Consumer, Non-cyclical		3,397,003

Consumer, Cyclical - 5.9%
Walgreens Boots Alliance, Inc.	3,626	301,139
Starbucks Corp.	4,896	285,877
Costco Wholesale Corp.	1,476	247,510
Tesla, Inc.*,1	504	140,263
Marriott International, Inc. — Class A	1,289	121,398
Ross Stores, Inc.	1,324	87,212
O’Reilly Automotive, Inc.*	308	83,111
PACCAR, Inc.	1,179	79,229
American Airlines Group, Inc.	1,694	71,656
Dollar Tree, Inc.*	793	62,219
Ulta Beauty, Inc.*	209	59,613

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
MONTHLY REBALANCE NASDAQ-100 2x STRATEGY FUND

	Shares	Value

Fastenal Co.	972	$50,058
Hasbro, Inc.	418	41,724
Norwegian Cruise Line Holdings Ltd.*	764	38,758
Tractor Supply Co.	439	30,278
Mattel, Inc.	1,150	29,452
Liberty Interactive Corporation QVC Group — Class A*	1,428	28,589
Total Consumer, Cyclical		1,758,086

Industrial - 0.6%
CSX Corp.	3,112	144,863
J.B. Hunt Transport Services, Inc.	374	34,311
Total Industrial		179,174

Total Common Stocks
(Cost $18,783,348)		21,018,084

MUTUAL FUNDS† - 11.6%
Guggenheim Strategy Fund I2	68,654	1,719,776
Guggenheim Strategy Fund II2	68,784	1,719,595
Total Mutual Funds
(Cost $3,427,002)		3,439,371

	Face Amount

U.S. TREASURY BILLS†† - 1.7%
U.S. Treasury Bill
0.52% due 06/01/17 [3,4,6]	$500,000	499,425
Total U.S. Treasury Bills
(Cost $499,555)		499,425

REPURCHASE AGREEMENTS††,5 - 10.2%
Mizuho Securities LLC issued 03/31/17 at 0.71% due 04/03/17[6]	1,199,554	1,199,554
RBC Capital Markets LLC issued 03/31/17 at 0.72% due 04/03/17	1,055,111	1,055,111
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	679,742	679,742
UMB Financial Corp. issued 03/31/17 at 0.68% due 04/03/17	104,195	104,195
Total Repurchase Agreements
(Cost $3,038,602)		3,038,602

	Shares

SECURITIES LENDING COLLATERAL†,7 - 0.8%
First American Government Obligations Fund — Class Z, 0.61%[8]	246,980	$246,980
Total Securities Lending Collateral
(Cost $246,980)		246,980

Total Investments - 95.2%
(Cost $25,995,487)		$28,242,462
Other Assets & Liabilities, net - 4.8%		1,430,197
Total Net Assets - 100.0%		$29,672,659

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS PURCHASED†
June 2017 NASDAQ-100 Index Mini Futures Contracts (Aggregate Value of Contracts $869,840)	8	$8,109

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
BNP Paribas April 2017 NASDAQ-100 Swap 1.23%[9], Terminating 04/28/17 (Notional Value $8,527,736)	1,569	$82,541
Goldman Sachs International April 2017 NASDAQ-100 Swap 1.56%[9], Terminating 04/27/17 (Notional Value $4,548,868)	837	51,585
Barclays Bank plc April 2017 NASDAQ-100 Swap 1.26%[9], Terminating 04/28/17 (Notional Value $24,400,306)	4,489	(18,290)
(Total Notional Value $37,476,910)		$115,836

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
MONTHLY REBALANCE NASDAQ-100 2x STRATEGY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2017 — See Note 6 .
[2]	Affiliated issuer — See Note 10.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Zero coupon rate security.
[5]	Repurchase Agreements — See Note 5.
[6]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2017.
[7]	Securities lending collateral — See Note 6.
[8]	Rate indicated is the 7 day yield as of March 31, 2017.
[9]	Total Return based on NASDAQ-100 Index+/- financing at a variable rate. Rate indicated is rate effective at March 31, 2017.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$21,018,084	$—	$—	$—	$—	$21,018,084
Equity Futures Contracts	—	8,109	—	—	—	8,109
Equity Index Swap Agreements	—	—	—	134,126	—	134,126
Mutual Funds	3,439,371	—	—	—	—	3,439,371
Repurchase Agreements	—	—	3,038,602	—	—	3,038,602
Securities Lending Collateral	246,980	—	—	—	—	246,980
U.S. Treasury Bills	—	—	499,425	—	—	499,425
Total	$24,704,435	$8,109	$3,538,027	$134,126	$—	$28,384,697

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Index Swap Agreements	$—	$—	$—	$18,290	$—	$18,290

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

MONTHLY REBALANCE NASDAQ-100 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets:
Investments in unaffiliated issuers, at value - including $239,460 of securities loaned (cost $19,529,883)	$21,764,489
Investments in affiliated issuers, at value (cost $3,427,002)	3,439,371
Repurchase agreements, at value (cost $3,038,602)	3,038,602
Total investments (cost $25,995,487)	28,242,462
Segregated cash with broker	1,696,075
Unrealized appreciation on swap agreements	134,126
Receivables:
Swap settlement	169
Fund shares sold	12,769
Dividends	11,653
Interest	59
Securities lending income	135
Investment adviser	9,522
Total assets	30,106,970

Liabilities:
Unrealized depreciation on swap agreements	18,290
Payable for:
Return of securities loaned	246,980
Licensing fees	88,302
Fund shares redeemed	29,923
Management fees	23,351
Distribution and service fees	6,624
Transfer agent and administrative fees	6,486
Portfolio accounting fees	2,594
Variation margin	160
Miscellaneous	11,601
Total liabilities	434,311
Commitments and contingent liabilities (Note 14)	—
Net assets	$29,672,659

Net assets consist of:
Paid in capital	$122,611,613
Accumulated net investment loss	(25,894)
Accumulated net realized loss on investments	(95,283,980)
Net unrealized appreciation on investments	2,370,920
Net assets	$29,672,659

A-Class:
Net assets	$1,010,488
Capital shares outstanding	12,739
Net asset value per share	$79.32
Maximum offering price per share(Net asset value divided by 95.25%)	$83.28

C-Class:
Net assets	$89,457
Capital shares outstanding	1,150
Net asset value per share	$77.79

H-Class:
Net assets	$28,572,714
Capital shares outstanding	351,665
Net asset value per share	$81.25

STATEMENT OF OPERATIONS
Year Ended March 31, 2017

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $727)	$165,691
Dividends from securities of affiliated issuers	57,255
Interest	6,364
Income from securities lending, net	799
Total investment income	230,109

Expenses:
Management fees	207,038
Transfer agent and administrative fees	57,511
Distribution and service fees:
A-Class	1,153
C-Class	526
H-Class	56,226
Portfolio accounting fees	23,004
Registration fees	27,899
Custodian fees	3,280
Trustees’ fees*	2,282
Line of credit fees	131
Miscellaneous	17,335
Total expenses	396,385
Less:
Expenses waived by Adviser	(85,167)
Net expenses	311,218
Net investment loss	(81,109)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(983,854)
Investments in affiliated issuers	7,888
Swap agreements	2,440,771
Futures contracts	24,333
Net realized gain	1,489,138
Net change in unrealized appreciation(depreciation) on:
Investments in unaffiliated issuers	2,123,365
Investments in affiliated issuers	13,190
Swap agreements	86,308
Futures contracts	(15,251)
Net change in unrealized appreciation(depreciation)	2,207,612
Net realized and unrealized gain	3,696,750
Net increase in net assets resulting from operations	$3,615,641

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MONTHLY REBALANCE NASDAQ-100 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(81,109)	$(427,077)
Net realized gain (loss) on investments	1,489,138	(79,531,367)
Net change in unrealized appreciation (depreciation) on investments	2,207,612	2,435,917
Net increase (decrease) in net assets resulting from operations	3,615,641	(77,522,527)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,029,778	4,791,065
C-Class	434,997	60,141
H-Class	92,047,101	722,965,697
Cost of shares redeemed
A-Class	(464,494)	(4,159,012)
C-Class	(380,929)	(44,714)
H-Class	(71,098,351)	(984,738,898)
Net increase (decrease) from capital share transactions	21,568,102	(261,125,721)
Net increase (decrease) in net assets	25,183,743	(338,648,248)

Net assets:
Beginning of year	4,488,916	343,137,164
End of year	$29,672,659	$4,488,916
Accumulated net investment loss at end of year	$(25,894)	$—

Capital share activity:
Shares sold
A-Class	15,538	82,637
C-Class	5,962	1,072
H-Class	1,422,966	12,184,515
Shares redeemed
A-Class	(7,319)	(87,115)
C-Class	(5,237)	(920)
H-Class	(1,146,939)	(18,752,891)
Net increase (decrease) in shares	284,971	(6,572,702)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

MONTHLY REBALANCE NASDAQ-100 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[a]
Per Share Data
Net asset value, beginning of period	$54.45	$51.68	$50.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.18)	(.27)	(.07)
Net gain (loss) on investments (realized and unrealized)	25.05	3.04	1.75
Total from investment operations	24.87	2.77	1.68
Net asset value, end of period	$79.32	$54.45	$51.68

Total Return[e]	45.65%	5.38%	3.36%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,010	$246	$465
Ratios to average net assets:
Net investment income (loss)	(0.28%)	(0.48%)	(0.39%)
Total expenses[c]	1.72%	1.70%	1.63%
Net expenses[d]	1.35%	1.37%	1.35%
Portfolio turnover rate	259%	551%	84%

C-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[a]
Per Share Data
Net asset value, beginning of period	$53.80	$51.55	$50.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.73)	(.56)	(.19)
Net gain (loss) on investments (realized and unrealized)	24.72	2.81	1.74
Total from investment operations	23.99	2.25	1.55
Net asset value, end of period	$77.79	$53.80	$51.55

Total Return[e]	44.52%	4.40%	3.10%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$89	$23	$14
Ratios to average net assets:
Net investment income (loss)	(1.10%)	(1.04%)	(1.13%)
Total expenses[c]	2.47%	2.51%	2.43%
Net expenses[d]	2.10%	2.17%	2.13%
Portfolio turnover rate	259%	551%	84%

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MONTHLY REBALANCE NASDAQ-100 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[a]
Per Share Data
Net asset value, beginning of period	$55.79	$51.57	$50.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.23)	(.17)	(.10)
Net gain (loss) on investments (realized and unrealized)	25.69	4.39	1.67
Total from investment operations	25.46	4.22	1.57
Net asset value, end of period	$81.25	$55.79	$51.57

Total Return[e]	45.64%	8.18%	3.14%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$28,573	$4,220	$342,658
Ratios to average net assets:
Net investment income (loss)	(0.35%)	(0.30%)	(0.60%)
Total expenses[c]	1.72%	1.67%	1.64%
Net expenses[d]	1.35%	1.35%	1.35%
Portfolio turnover rate	259%	551%	84%

[a]	Since commencement of operations: November 28, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.
[e]	Total Return does not reflect the impact of any applicable sales charge.
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the operating expense ratios for the years ended would be:

	3/31/17	3/31/16	3/31/15
A-Class	1.35%	1.35%	1.35%
C-Class	2.10%	2.10%	2.10%
H-Class	1.35%	1.35%	1.35%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

INVERSE NASDAQ-100® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the NASDAQ-100® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2017, with the NASDAQ-100 Index returning 22.77%, the Inverse NASDAQ-100® Fund Investor Class returned -19.42%. For the one-year period ended March 31, 2017, Inverse NASDAQ-100® Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the NASDAQ-100 Index.

The Information Technology sector contributed the most to the performance of the underlying index, followed by the Consumer Discretionary sector. No sector detracted. The Real Estate sector contributed the least to the performance of the underlying index, followed by the Telecommunications Services sector.

Apple, Inc., Amazon.com, Inc., and Microsoft Corp. were the holdings contributing the most to the performance of the underlying index for the year. Gilead Sciences, Inc., Baidu, Inc. ADR, and Stericycle, Inc. detracted the most from the performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s negative performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. Investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

58 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Inception Dates:
Investor Class	September 3, 1998
A-Class	March 31, 2004
C-Class	March 7, 2001
H-Class	September 18, 2014

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Cumulative Fund Performance*

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	24.7%
Guggenheim Strategy Fund I	24.7%
Total	49.4%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2017

	1 Year	5 Year	10 Year
Investor Class Shares	-19.42%	-16.18%	-15.37%
A-Class Shares	-19.54%	-16.20%	-15.49%
A-Class Shares with sales charge†	-23.36%	-17.02%	-15.91%
C-Class Shares	-20.26%	-17.06%	-16.24%
C-Class Shares with CDSC‡	-21.05%	-17.06%	-16.24%
NASDAQ-100 Index	22.77%	16.06%	12.99%

	1 Year	Since Inception (09/18/14)
H-Class Shares	-19.65%	-14.24%
NASDAQ-100 Index	22.77%	13.14%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS	March 31, 2017
INVERSE NASDAQ-100® STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 49.3%
Guggenheim Strategy Fund II1	104,998	$2,624,943
Guggenheim Strategy Fund I1	104,616	2,620,638
Total Mutual Funds
(Cost $5,211,634)		5,245,581

	Face Amount

FEDERAL AGENCY NOTES†† - 23.6%
Federal Farm Credit Bank[2]
1.15% due 08/10/183	$2,500,000	2,501,685
Total Federal Agency Notes
(Cost $2,498,972)		2,501,685

FEDERAL AGENCY DISCOUNT NOTES†† - 2.8%
Federal Home Loan Bank[2]
0.75% due 04/11/17[3]	300,000	299,938
Total Federal Agency Discount Notes
(Cost $299,938)		299,938

REPURCHASE AGREEMENTS††,4 - 47.0%
RBC Capital Markets LLC issued 03/31/17 at 0.72% due 04/03/17	2,152,336	2,152,336
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	1,386,615	1,386,615
Mizuho Securities LLC issued 03/31/17 at 0.71% due 04/03/17[5]	1,235,706	1,235,706
UMB Financial Corp. issued 03/31/17 at 0.68% due 04/03/17	212,548	212,548
Total Repurchase Agreements
(Cost $4,987,205)		4,987,205

Total Investments - 122.7%
(Cost $12,997,749)		$13,034,409
Other Assets & Liabilities, net - (22.7)%		(2,415,598)
Total Net Assets - 100.0%		$10,618,811

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS SOLD SHORT†
June 2017 NASDAQ-100 Index Mini Futures Contracts (Aggregate Value of Contracts $761,110)	7	$(7,107)

	Units

OTC EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Barclays Bank plc April 2017 NASDAQ-100 Index Swap 1.11%[6], Terminating 04/28/17 (Notional Value $1,176,935)	217	$849
BNP Paribas April 2017 NASDAQ-100 Index Swap 0.73%[6], Terminating 04/28/17 (Notional Value $4,548,597)	837	(18,104)
Goldman Sachs International April 2017 NASDAQ-100 Index Swap 1.26%[6], Terminating 04/27/17 (Notional Value $4,117,291)	757	(46,832)
(Total Notional Value $9,842,823)		$(64,087)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 10.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	Variable rate security. Rate indicated is rate effective at March 31, 2017.
[4]	Repurchase Agreements — See Note 5.
[5]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2017.
[6]	Total Return based on NASDAQ-100 Index +/- financing at a variable rate. Rate indicated is the rate effective at March 31, 2017.
plc — Public Limited Company

See Sector Classification in Other Information section.

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
INVERSE NASDAQ-100® STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Index Swap Agreements	$—	$—	$—	$849	$—	$849
Federal Agency Discount Notes	—	—	299,938	—	—	299,938
Federal Agency Notes	—	—	2,501,685	—	—	2,501,685
Mutual Funds	5,245,581	—	—	—	—	5,245,581
Repurchase Agreements	—	—	4,987,205	—	—	4,987,205
Total	$5,245,581	$—	$7,788,828	$849	$—	$13,035,258

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Futures Contracts	$—	$7,107	$—	$—	$—	$7,107
Equity Index Swap Agreements	—	—	—	64,936	—	64,936
Total	$—	$7,107	$—	$64,936	$—	$72,043

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $2,798,910)	$2,801,623
Investments in affiliated issuers, at value (cost $5,211,634)	5,245,581
Repurchase agreements, at value (cost $4,987,205)	4,987,205
Total investments (cost $12,997,749)	13,034,409
Segregated cash with broker	277,300
Unrealized appreciation on swap agreements	849
Receivables:
Variation margin	140
Fund shares sold	42,088
Dividends	9,639
Interest	3,483
Total assets	13,367,908

Liabilities:
Unrealized depreciation on swap agreements	64,936
Payable for:
Fund shares redeemed	2,633,045
Swap settlement	31,077
Management fees	8,325
Transfer agent and administrative fees	2,313
Distribution and service fees	1,739
Portfolio accounting fees	925
Miscellaneous	6,737
Total liabilities	2,749,097
Commitments and contingent liabilities (Note 14)	—
Net assets	$10,618,811

Net assets consist of:
Paid in capital	$64,098,190
Accumulated net investment loss	(8,539)
Accumulated net realized loss on investments	(53,436,306)
Net unrealized depreciation on investments	(34,534)
Net assets	$10,618,811

Investor Class:
Net assets	$6,286,094
Capital shares outstanding	80,924
Net asset value per share	$77.68

A-Class:
Net assets	$2,625,658
Capital shares outstanding	34,717
Net asset value per share	$75.63
Maximum offering price per share(Net asset value divided by 95.25%)	$79.40

C-Class:
Net assets	$1,246,700
Capital shares outstanding	19,111
Net asset value per share	$65.23

H-Class:
Net assets	$460,359
Capital shares outstanding	6,174
Net asset value per share	$74.56

62 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENT OF OPERATIONS
Year Ended March 31, 2017

Investment Income:
Dividends from securities of affiliated issuers	$109,929
Interest	50,536
Total investment income	160,465

Expenses:
Management fees	185,307
Transfer agent and administrative fees	51,474
Distribution and service fees:
A-Class	21,065
C-Class	16,039
H-Class	3,190
Portfolio accounting fees	20,590
Registration fees	19,779
Custodian fees	3,513
Trustees’ fees*	1,851
Line of credit fees	76
Miscellaneous	18,022
Total expenses	340,906
Net investment loss	(180,441)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(821)
Investments in affiliated issuers	16,106
Swap agreements	(5,443,416)
Futures contracts	(845,478)
Net realized loss	(6,273,609)
Net change in unrealized appreciation(depreciation) on:
Investments in unaffiliated issuers	8,358
Investments in affiliated issuers	31,533
Swap agreements	1,007,318
Futures contracts	240,229
Net change in unrealized appreciation(depreciation)	1,287,438
Net realized and unrealized loss	(4,986,171)
Net decrease in net assets resulting from operations	$(5,166,612)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(180,441)	$(432,506)
Net realized loss on investments	(6,273,609)	(3,792,495)
Net change in unrealized appreciation (depreciation) on investments	1,287,438	(1,299,301)
Net decrease in net assets resulting from operations	(5,166,612)	(5,524,302)

Capital share transactions:
Proceeds from sale of shares
Investor Class	68,630,748	259,319,436
Advisor Class	—	20,257,419 *
A-Class	196,691,141	751,596,238
C-Class	4,397,242	6,855,284
H-Class	37,021,976	298,858,706 *
Cost of shares redeemed
Investor Class	(72,329,507)	(250,066,675)
Advisor Class	—	(18,148,285)*
A-Class	(246,743,211)	(697,029,713)
C-Class	(4,285,878)	(6,200,636)
H-Class	(36,110,405)	(300,183,230)*
Conversion activity*
Advisor Class	—	(2,231,827)
H-Class	—	2,231,827
Net increase (decrease) from capital share transactions	(52,727,894)	65,258,544
Net increase (decrease) in net assets	(57,894,506)	59,734,242

Net assets:
Beginning of year	68,513,317	8,779,075
End of year	$10,618,811	$68,513,317
Accumulated net investment loss at end of year	$(8,539)	$(134,758)

Capital share activity**:
Shares sold
Investor Class	780,223	2,521,523
Advisor Class	—	210,092
A-Class	2,137,082	7,632,212
C-Class	59,951	80,864
H-Class	412,562	3,012,873 *
Shares redeemed
Investor Class	(822,276)	(2,463,216)
Advisor Class	—	(188,354)*
A-Class	(2,686,864)	(7,053,316)
C-Class	(58,648)	(74,101)
H-Class	(409,102)	(3,035,154)*
Conversion activity*
Advisor Class	—	(22,303)
H-Class	—	21,704
Net increase (decrease) in shares	(587,072)	642,824

*	Effective September 30, 2015, all outstanding Advisor Class shares converted into H-Class shares — See Note 12.
**	Capital share activity for the periods presented through March 31, 2017 has been restated to reflect a 1:4 reverse split effective November 4, 2016 — See Note 13.

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2017[f]	Year Ended March 31, 2016[f]	Year Ended March 31, 2015[f]	Year Ended March 31, 2014[e,f]	Year Ended March 28, 2013[e,f]
Per Share Data
Net asset value, beginning of period	$96.42	$105.47	$132.37	$175.63	$187.81
Income (loss) from investment operations:
Net investment income (loss)[a]	(.51)	(1.08)	(1.32)	(2.16)	(2.40)
Net gain (loss) on investments (realized and unrealized)	(18.23)	(7.97)	(25.58)	(41.10)	(9.78)
Total from investment operations	(18.74)	(9.05)	(26.90)	(43.26)	(12.18)
Net asset value, end of period	$77.68	$96.42	$105.47	$132.37	$175.63

Total Return[b]	(19.42%)	(8.61%)	(20.31%)	(24.62%)	(6.50%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,286	$11,857	$6,821	$6,865	$7,709
Ratios to average net assets:
Net investment income (loss)	(0.57%)	(1.04%)	(1.14%)	(1.44%)	(1.32%)
Total expenses[c]	1.46%	1.44%	1.46%	1.46%	1.44%
Portfolio turnover rate	486%	1,674%	149%	—	—

A-Class	Year Ended March 31, 2017[f]	Year Ended March 31, 2016[f]	Year Ended March 31, 2015[f]	Year Ended March 31, 2014[e,f]	Year Ended March 28, 2013[e,f]
Per Share Data
Net asset value, beginning of period	$94.01	$101.76	$127.98	$170.45	$183.06
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.00)	(1.32)	(1.48)	(2.40)	(2.80)
Net gain (loss) on investments (realized and unrealized)	(17.38)	(6.43)	(24.74)	(40.07)	(9.81)
Total from investment operations	(18.38)	(7.75)	(26.22)	(42.47)	(12.61)
Net asset value, end of period	$75.63	$94.01	$101.76	$127.98	$170.45

Total Return[b]	(19.54%)	(7.63%)	(20.50%)	(24.88%)	(6.89%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,626	$54,948	$570	$372	$183
Ratios to average net assets:
Net investment income (loss)	(1.08%)	(1.36%)	(1.35%)	(1.69%)	(1.56%)
Total expenses[c]	1.70%	1.69%	1.71%	1.71%	1.68%
Portfolio turnover rate	486%	1,674%	149%	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

INVERSE NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2017[f]	Year Ended March 31, 2016[f]	Year Ended March 31, 2015[f]	Year Ended March 31, 2014[e,f]	Year Ended March 28, 2013[e,f]
Per Share Data
Net asset value, beginning of period	$81.79	$90.32	$114.51	$153.69	$166.31
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.14)	(1.80)	(2.12)	(3.20)	(3.80)
Net gain (loss) on investments (realized and unrealized)	(15.42)	(6.73)	(22.07)	(35.98)	(8.82)
Total from investment operations	(16.56)	(8.53)	(24.19)	(39.18)	(12.62)
Net asset value, end of period	$65.23	$81.79	$90.32	$114.51	$153.69

Total Return[b]	(20.26%)	(9.43%)	(21.13%)	(25.44%)	(7.58%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,247	$1,457	$998	$561	$678
Ratios to average net assets:
Net investment income (loss)	(1.51%)	(2.09%)	(2.12%)	(2.44%)	(2.32%)
Total expenses[c]	2.46%	2.44%	2.46%	2.46%	2.44%
Portfolio turnover rate	486%	1,674%	149%	—	—

H-Class	Year Ended March 31, 2017[f]	Year Ended March 31, 2016[f]	Period Ended March 31, 2015[d,f]
Per Share Data
Net asset value, beginning of period	$92.82	$101.76	$110.00
Income (loss) from investment operations:
Net investment income (loss)[a]	(.86)	(1.16)	(.80)
Net gain (loss) on investments (realized and unrealized)	(17.40)	(7.78)	(7.44)
Total from investment operations	(18.26)	(8.94)	(8.24)
Net asset value, end of period	$74.56	$92.82	$101.76

Total Return[b]	(19.65%)	(8.80%)	(7.49%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$460	$252	$335
Ratios to average net assets:
Net investment income (loss)	(0.95%)	(1.18%)	(1.35%)
Total expenses[c]	1.70%	1.70%	1.68%
Portfolio turnover rate	486%	1,674%	149%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]

Since commencement of operations: September 18, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized. The portfolio turnover rate is for the entire period of the Fund, not since the commencement of operations of the class.

[e]	Reverse share split — Per share amounts for the periods presented through February 21, 2014, have been restated to reflect a 1:5 reverse share split effective February 21, 2014.
[f]	Reverse share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect a 1:4 reverse share split effective November 4, 2016 — See Note 13.

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

MID-CAP 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for mid-cap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2017, the Mid-Cap 1.5x Strategy Fund H-Class returned 29.97%. Over the same period, its benchmark, the S&P MidCap 400 Index, returned 20.92%. The Fund had a correlation of more than 99% to its benchmark of 150% of the daily price movement of the S&P MidCap 400 Index.

Information Technology and Financials contributed the most to performance of the underlying index during the period. Telecommunications Services was the only sector that detracted; Energy contributed the least.

Advanced Micro Devices, Inc., Computer Sciences Corp., and SVB Financial Group contributed the most to the performance of the underlying index for the period. Alaska Air Group, Inc., Vista Outdoor, Inc., and Life Storage, Inc. were the largest detractors from performance of the underlying index for the period.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. Investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 67

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Inception Dates:
A-Class	March 31, 2004
C-Class	August 20, 2001
H-Class	August 16, 2001

Cumulative Fund Performance*

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	34.2%
Guggenheim Strategy Fund I	29.6%
ResMed, Inc.	0.1%
WhiteWave Foods Co. — Class A	0.1%
SVB Financial Group	0.1%
Computer Sciences Corp.	0.1%
Alleghany Corp.	0.1%
Everest Re Group Ltd.	0.1%
CDK Global, Inc.	0.1%
Duke Realty Corp.	0.1%
Top Ten Total	64.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2017

	1 Year	5 Year	10 Year
A-Class Shares	29.88%	17.41%	8.42%
A-Class Shares with sales charge†	23.72%	16.27%	7.89%
C-Class Shares	28.94%	16.54%	7.62%
C-Class Shares with CDSC‡	27.94%	16.54%	7.62%
H-Class Shares	29.97%	17.48%	8.46%
S&P MidCap 400 Index	20.92%	13.32%	8.96%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

68 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2017
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 14.7%

Financial - 3.7%
SVB Financial Group*	138	$25,679
Alleghany Corp.*	41	25,200
Everest Re Group Ltd.	107	25,017
Duke Realty Corp.	935	24,563
Reinsurance Group of America, Inc. — Class A	169	21,460
Signature Bank*	141	20,923
East West Bancorp, Inc.	379	19,560
Kilroy Realty Corp.	257	18,524
Camden Property Trust	230	18,506
American Financial Group, Inc.	192	18,321
WR Berkley Corp.	255	18,011
New York Community Bancorp, Inc.	1,284	17,937
SEI Investments Co.	352	17,754
Omega Healthcare Investors, Inc.	517	17,056
National Retail Properties, Inc.	387	16,881
PacWest Bancorp	315	16,777
American Campus Communities, Inc.	350	16,657
Lamar Advertising Co. — Class A	218	16,293
RenaissanceRe Holdings Ltd.	108	15,622
Liberty Property Trust	386	14,880
Douglas Emmett, Inc.	382	14,669
SLM Corp.*	1,128	13,649
Hospitality Properties Trust	432	13,621
Eaton Vance Corp.	302	13,578
Jones Lang LaSalle, Inc.	119	13,263
Cullen/Frost Bankers, Inc.	149	13,257
Synovus Financial Corp.	322	13,208
Old Republic International Corp.	643	13,169
Highwoods Properties, Inc.	267	13,118
Commerce Bancshares, Inc.	230	12,917
Prosperity Bancshares, Inc.	183	12,757
Senior Housing Properties Trust	625	12,656
Brown & Brown, Inc.	302	12,599
FNB Corp.	842	12,521
Bank of the Ozarks, Inc.	240	12,482
PrivateBancorp, Inc. — Class A	210	12,468
EPR Properties	169	12,443
Webster Financial Corp.	242	12,110
DCT Industrial Trust, Inc.	242	11,645
First Horizon National Corp.	614	11,359
First American Financial Corp.	289	11,352
Medical Properties Trust, Inc.	844	10,879
Texas Capital Bancshares, Inc.*	130	10,849
Taubman Centers, Inc.	159	10,497
Weingarten Realty Investors	310	10,351
Umpqua Holdings Corp.	579	10,271
Hancock Holding Co.	222	10,112
Hanover Insurance Group, Inc.	112	10,087
CyrusOne, Inc.	195	10,037
Life Storage, Inc.	122	10,019
Healthcare Realty Trust, Inc.	306	9,945
Primerica, Inc.	120	9,864
Associated Banc-Corp.	399	9,736
CoreCivic, Inc.	309	9,709
Chemical Financial Corp.	187	9,565
Uniti Group, Inc.*	369	9,539
Wintrust Financial Corp.	137	9,469
CNO Financial Group, Inc.	457	9,369
Bank of Hawaii Corp.	112	9,224
Rayonier, Inc.	323	9,154
GEO Group, Inc.[1]	197	9,135
Cousins Properties, Inc.	1,100	9,097
Stifel Financial Corp.*	179	8,984
UMB Financial Corp.	115	8,661
LaSalle Hotel Properties	297	8,598
Corporate Office Properties Trust	259	8,573
Tanger Factory Outlet Centers, Inc.	253	8,291
Legg Mason, Inc.	228	8,233
First Industrial Realty Trust, Inc.	308	8,202
Valley National Bancorp	694	8,189
Fulton Financial Corp.	458	8,175
Aspen Insurance Holdings Ltd.	157	8,172
MB Financial, Inc.	187	8,007
Education Realty Trust, Inc.	192	7,843
Washington Federal, Inc.	235	7,779
TCF Financial Corp.	449	7,642
Cathay General Bancorp	197	7,423
BancorpSouth, Inc.	224	6,776
Federated Investors, Inc. — Class B	243	6,401
Mack-Cali Realty Corp.	236	6,358
Urban Edge Properties	241	6,338
Care Capital Properties, Inc.	221	5,938
Mercury General Corp.	96	5,855
Trustmark Corp.	178	5,659
International Bancshares Corp.	153	5,416
Genworth Financial, Inc. — Class A*	1,310	5,397
Alexander & Baldwin, Inc.	121	5,387
Kemper Corp.	128	5,107
Janus Capital Group, Inc.	378	4,990
Potlatch Corp.	107	4,890
Quality Care Properties, Inc.*	246	4,640
Washington Prime Group, Inc.	487	4,232
Waddell & Reed Financial, Inc. — Class A1	222	3,774
Total Financial		1,071,300

Industrial - 2.8%
Huntington Ingalls Industries, Inc.	121	24,229
Packaging Corporation of America	248	22,722
Trimble, Inc.*	663	21,222
AO Smith Corp.	387	19,799
Cognex Corp.	226	18,973
IDEX Corp.	200	18,701
Carlisle Companies, Inc.	170	18,090
Wabtec Corp.[1]	227	17,705
Keysight Technologies, Inc.*	481	17,383
Nordson Corp.	141	17,319
Arrow Electronics, Inc.*	234	17,178
B/E Aerospace, Inc.	267	17,117
Lennox International, Inc.	102	17,065
Hubbell, Inc.	136	16,327

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

Gentex Corp.	755	$16,104
Donaldson Company, Inc.	347	15,795
Old Dominion Freight Line, Inc.	182	15,573
Avnet, Inc.	339	15,513
Orbital ATK, Inc.	151	14,798
AECOM*	408	14,521
Lincoln Electric Holdings, Inc.	162	14,071
Jabil Circuit, Inc.	479	13,853
Graco, Inc.[1]	147	13,839
Sonoco Products Co.	261	13,812
Oshkosh Corp.	196	13,444
Coherent, Inc.*	65	13,367
Zebra Technologies Corp. — Class A*	139	12,684
AptarGroup, Inc.	164	12,627
Eagle Materials, Inc.	127	12,337
Bemis Company, Inc.	243	11,873
Teledyne Technologies, Inc.*	93	11,761
Genesee & Wyoming, Inc. — Class A*	161	10,925
Curtiss-Wright Corp.	117	10,677
Trinity Industries, Inc.	400	10,620
AGCO Corp.	175	10,532
Kirby Corp.*	142	10,018
EMCOR Group, Inc.	157	9,883
Crane Co.	132	9,878
Woodward, Inc.	145	9,848
Littelfuse, Inc.	60	9,595
ITT, Inc.	232	9,517
Landstar System, Inc.	110	9,422
Louisiana-Pacific Corp.*	379	9,407
Valmont Industries, Inc.	59	9,175
Energizer Holdings, Inc.	163	9,087
National Instruments Corp.	279	9,084
EnerSys	114	8,999
Regal Beloit Corp.	118	8,927
Terex Corp.	278	8,729
Owens-Illinois, Inc.*	426	8,682
SYNNEX Corp.	77	8,619
Tech Data Corp.*	91	8,545
Timken Co.	184	8,317
Kennametal, Inc.	211	8,278
Dycom Industries, Inc.*	83	7,715
Belden, Inc.	111	7,680
Clean Harbors, Inc.*	137	7,620
Joy Global, Inc.	262	7,402
Cree, Inc.*	256	6,843
Esterline Technologies Corp.*	78	6,712
GATX Corp.[1]	104	6,340
KLX, Inc.*	138	6,169
Silgan Holdings, Inc.	98	5,817
MSA Safety, Inc.	82	5,797
Vishay Intertechnology, Inc.	352	5,790
KBR, Inc.	376	5,651
Worthington Industries, Inc.	116	5,230
Granite Construction, Inc.	104	5,220
Knowles Corp.*	233	4,415
Greif, Inc. — Class A	68	3,746
Werner Enterprises, Inc.	118	3,092
Total Industrial		817,805

Consumer, Non-cyclical - 2.3%
ResMed, Inc.	372	26,772
WhiteWave Foods Co. — Class A*	466	26,165
Gartner, Inc.*	217	23,434
Teleflex, Inc.	118	22,860
Ingredion, Inc.	189	22,761
Align Technology, Inc.*	198	22,712
VCA, Inc.*	214	19,580
MarketAxess Holdings, Inc.	99	18,562
ManpowerGroup, Inc.	178	18,257
MEDNAX, Inc.*	247	17,137
WellCare Health Plans, Inc.*	116	16,265
United Therapeutics Corp.*	118	15,975
West Pharmaceutical Services, Inc.	193	15,750
STERIS plc	223	15,490
Bioverativ, Inc.*	284	15,467
Lamb Weston Holdings, Inc.	365	15,352
Service Corp. International	495	15,286
Post Holdings, Inc.*	169	14,790
ABIOMED, Inc.*	106	13,271
TreeHouse Foods, Inc.*	149	12,614
Charles River Laboratories International, Inc.*	125	11,243
Edgewell Personal Care Co.*	151	11,044
Hill-Rom Holdings, Inc.	156	11,014
Masimo Corp.*	118	11,005
Bio-Rad Laboratories, Inc. — Class A*	55	10,964
Live Nation Entertainment, Inc.*	348	10,569
WEX, Inc.*	101	10,454
Hain Celestial Group, Inc.*	272	10,118
HealthSouth Corp.	234	10,018
Bio-Techne Corp.	98	9,962
NuVasive, Inc.*	133	9,932
Flowers Foods, Inc.	483	9,375
Rollins, Inc.	252	9,357
Catalent, Inc.*	328	9,289
Deluxe Corp.	128	9,238
Snyder’s-Lance, Inc.	225	9,070
CoreLogic, Inc.*	222	9,040
PAREXEL International Corp.*	134	8,457
Sprouts Farmers Market, Inc.*	337	7,791
Prestige Brands Holdings, Inc.*	139	7,723
Graham Holdings Co. — Class B	12	7,195
LifePoint Health, Inc.*	105	6,878
Helen of Troy Ltd.*	71	6,688
Avis Budget Group, Inc.*	226	6,685
CEB, Inc.	85	6,681
Lancaster Colony Corp.	51	6,571
Endo International plc*	522	5,826
United Natural Foods, Inc.*	133	5,750
Globus Medical, Inc. — Class A*	189	5,598
LivaNova plc*	114	5,587
Owens & Minor, Inc.	160	5,536
Akorn, Inc.*	229	5,514

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

Sotheby’s*	121	$5,503
DeVry Education Group, Inc.	150	5,318
Molina Healthcare, Inc.*	112	5,107
Avon Products, Inc.*	1,151	5,064
Aaron’s, Inc.	167	4,967
Dean Foods Co.	239	4,699
Halyard Health, Inc.*	123	4,685
FTI Consulting, Inc.*	108	4,446
Tenet Healthcare Corp.*	210	3,719
Boston Beer Company, Inc. — Class A*,1	24	3,472
Tootsie Roll Industries, Inc.	47	1,769
Total Consumer, Non-cyclical		687,421

Consumer, Cyclical - 1.7%
Domino’s Pizza, Inc.	126	23,221
NVR, Inc.*,1	9	18,961
JetBlue Airways Corp.*	886	18,260
Toro Co.	284	17,739
Copart, Inc.*	269	16,659
Panera Bread Co. — Class A*,1	56	14,664
Brunswick Corp.	235	14,382
Toll Brothers, Inc.*	389	14,047
Dunkin’ Brands Group, Inc.	242	13,232
Polaris Industries, Inc.[1]	154	12,905
Pool Corp.	108	12,888
Cinemark Holdings, Inc.	278	12,327
MSC Industrial Direct Company, Inc. — Class A	118	12,126
Thor Industries, Inc.	126	12,112
Casey’s General Stores, Inc.	103	11,562
Carter’s, Inc.	128	11,494
Watsco, Inc.	80	11,454
Williams-Sonoma, Inc.	212	11,367
Dick’s Sporting Goods, Inc.	231	11,240
Scotts Miracle-Gro Co. — Class A	116	10,833
Cracker Barrel Old Country Store, Inc.[1]	63	10,033
Skechers U.S.A., Inc. — Class A*	352	9,663
CST Brands, Inc.	199	9,570
Jack in the Box, Inc.	83	8,443
Tupperware Brands Corp.	133	8,342
Kate Spade & Co.*	337	7,829
Sally Beauty Holdings, Inc.*	377	7,706
Texas Roadhouse, Inc. — Class A	169	7,526
Cheesecake Factory, Inc.	117	7,413
Dana, Inc.	379	7,318
Nu Skin Enterprises, Inc. — Class A	130	7,220
Cabela’s, Inc.*	135	7,170
CalAtlantic Group, Inc.	190	7,116
Buffalo Wild Wings, Inc.*	46	7,027
Wendy’s Co.	506	6,887
World Fuel Services Corp.	184	6,670
Michaels Companies, Inc.*	296	6,627
Office Depot, Inc.	1,353	6,312
American Eagle Outfitters, Inc.	449	6,300
Cooper Tire & Rubber Co.	138	6,120
GameStop Corp. — Class A	268	6,043
Tempur Sealy International, Inc.*	123	5,715
Big Lots, Inc.	117	5,696
Brinker International, Inc.[1]	129	5,671
Papa John’s International, Inc.	70	5,603
Urban Outfitters, Inc.*	232	5,512
HNI Corp.	116	5,347
Churchill Downs, Inc.	32	5,083
Deckers Outdoor Corp.*	84	5,017
J.C. Penney Company, Inc.*,1	811	4,996
Herman Miller, Inc.	157	4,953
Chico’s FAS, Inc.	340	4,828
TRI Pointe Group, Inc.*	379	4,753
KB Home	219	4,354
Dillard’s, Inc. — Class A1	66	3,448
HSN, Inc.	84	3,116
International Speedway Corp. — Class A	67	2,476
Total Consumer, Cyclical		515,376

Technology - 1.7%
Computer Sciences Corp.[1]	371	25,602
CDK Global, Inc.	381	24,768
ANSYS, Inc.*	224	23,940
MSCI, Inc. — Class A	238	23,131
Cadence Design Systems, Inc.*	733	23,016
Broadridge Financial Solutions, Inc.	311	21,132
Leidos Holdings, Inc.	376	19,229
Jack Henry & Associates, Inc.	204	18,992
Teradyne, Inc.	527	16,390
PTC, Inc.*	304	15,975
Take-Two Interactive Software, Inc.*	267	15,825
Microsemi Corp.*	303	15,613
Ultimate Software Group, Inc.*	78	15,226
Fortinet, Inc.*	392	15,033
NCR Corp.*	328	14,983
Tyler Technologies, Inc.*	88	13,601
Brocade Communications Systems, Inc.	1,072	13,379
Cypress Semiconductor Corp.	862	11,861
IPG Photonics Corp.*	98	11,829
j2 Global, Inc.	127	10,657
MAXIMUS, Inc.	170	10,574
Fair Isaac Corp.	82	10,574
Cirrus Logic, Inc.*	169	10,257
DST Systems, Inc.	83	10,168
Manhattan Associates, Inc.*	185	9,629
Monolithic Power Systems, Inc.	100	9,210
NetScout Systems, Inc.*	241	9,146
Science Applications International Corp.	115	8,556
Integrated Device Technology, Inc.*	351	8,308
Silicon Laboratories, Inc.*	110	8,091
ACI Worldwide, Inc.*	308	6,588
Pitney Bowes, Inc.	490	6,424
Diebold Nixdorf, Inc.	198	6,079
Allscripts Healthcare Solutions, Inc.*	475	6,023
Acxiom Corp.*	205	5,836
CommVault Systems, Inc.*	110	5,588
VeriFone Systems, Inc.*	293	5,488
Convergys Corp.	248	5,245
NeuStar, Inc. — Class A*	145	4,807

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

Synaptics, Inc.*	93	$4,604
3D Systems Corp.*,1	283	4,234
Total Technology		505,611

Utilities - 0.8%
UGI Corp.	455	22,476
Atmos Energy Corp.	277	21,880
Westar Energy, Inc.	373	20,242
OGE Energy Corp.	525	18,364
Great Plains Energy, Inc.	566	16,539
Aqua America, Inc.	467	15,014
MDU Resources Group, Inc.	513	14,041
National Fuel Gas Co.	224	13,355
Vectren Corp.	218	12,777
WGL Holdings, Inc.	135	11,142
IDACORP, Inc.	132	10,951
Southwest Gas Holdings, Inc.	125	10,364
Hawaiian Electric Industries, Inc.	286	9,527
Black Hills Corp.	140	9,306
ONE Gas, Inc.	137	9,261
New Jersey Resources Corp.	227	8,989
PNM Resources, Inc.	209	7,733
NorthWestern Corp.	127	7,455
Total Utilities		239,416

Basic Materials - 0.7%
Steel Dynamics, Inc.	637	22,141
Valspar Corp.	192	21,300
RPM International, Inc.	351	19,316
Chemours Co.	482	18,557
United States Steel Corp.	458	15,484
Reliance Steel & Aluminum Co.	192	15,364
Olin Corp.	435	14,299
Royal Gold, Inc.	172	12,049
NewMarket Corp.	24	10,878
Cabot Corp.	164	9,825
Sensient Technologies Corp.	117	9,273
PolyOne Corp.	216	7,363
Minerals Technologies, Inc.	92	7,047
Compass Minerals International, Inc.	89	6,039
Domtar Corp.	165	6,026
Commercial Metals Co.	304	5,816
Allegheny Technologies, Inc.	286	5,137
Carpenter Technology Corp.	123	4,588
Total Basic Materials		210,502

Energy - 0.5%
WPX Energy, Inc.*	1,042	13,952
Energen Corp.*	255	13,882
HollyFrontier Corp.	466	13,206
Patterson-UTI Energy, Inc.	437	10,606
Nabors Industries Ltd.	750	9,803
QEP Resources, Inc.*	630	8,007
CONSOL Energy, Inc.*	464	7,786
Western Refining, Inc.	209	7,330
Gulfport Energy Corp.*	418	7,186
Ensco plc — Class A	797	7,133
Oceaneering International, Inc.	258	6,987
Murphy USA, Inc.*	91	6,681
SM Energy Co.	257	6,173
Superior Energy Services, Inc.*	402	5,733
First Solar, Inc.*,1	205	5,556
Dril-Quip, Inc.*	99	5,400
Rowan Companies plc — Class A*	330	5,141
NOW, Inc.*	283	4,800
Oil States International, Inc.*	135	4,475
Noble Corporation plc	643	3,980
Diamond Offshore Drilling, Inc.*,1	169	2,824
Total Energy		156,641

Communications - 0.4%
FactSet Research Systems, Inc.	104	17,151
LogMeIn, Inc.	138	13,455
ARRIS International plc*	500	13,225
ViaSat, Inc.*	139	8,871
Ciena Corp.*	371	8,759
AMC Networks, Inc. — Class A*,1	148	8,685
InterDigital, Inc.	90	7,767
Cable One, Inc.	12	7,494
Frontier Communications Corp.[1]	3,084	6,600
Telephone & Data Systems, Inc.	246	6,521
John Wiley & Sons, Inc. — Class A	118	6,348
Meredith Corp.	96	6,202
WebMD Health Corp. — Class A*	99	5,215
Time, Inc.	261	5,050
Plantronics, Inc.	87	4,708
New York Times Co. — Class A	320	4,608
Total Communications		130,659

Materials - 0.1%
Ashland Global Holdings, Inc.	164	20,304
Versum Materials, Inc.	286	8,752
Total Materials		29,056

Total Common Stocks
(Cost $4,052,796)		4,363,787

MUTUAL FUNDS† - 63.8%
Guggenheim Strategy Fund II2	406,403	10,160,083
Guggenheim Strategy Fund I2	351,421	8,803,108
Total Mutual Funds
(Cost $18,911,614)		18,963,191

	Face Amount

FEDERAL AGENCY NOTES†† - 6.7%
Farmer Mac[3]
1.23% due 01/25/18[4]	$1,000,000	1,002,987
Freddie Mac[5]
0.75% due 10/26/18[4,6]	1,000,000	998,627
Total Federal Agency Notes
(Cost $2,000,008)		2,001,614

72 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
MID-CAP 1.5x STRATEGY FUND

	Face Amount	Value

U.S. TREASURY BILLS†† - 5.9%
U.S. Treasury Bill
0.52% due 06/01/17 [7,8,11]	$1,500,000	$1,498,274
0.52% due 05/11/17 [7,8,9]	250,000	249,810
Total U.S. Treasury Bills
(Cost $1,748,520)		1,748,084

REPURCHASE AGREEMENTS††,10 - 6.6%
Mizuho Securities LLC issued 03/31/17 at 0.71% due 04/03/17[11]	1,822,369	1,822,369
RBC Capital Markets LLC issued 03/31/17 at 0.72% due 04/03/17	77,247	77,247
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	49,765	49,765
UMB Financial Corp. issued 03/31/17 at 0.68% due 04/03/17	7,628	7,628
Total Repurchase Agreements
(Cost $1,957,009)		1,957,009

	Shares

SECURITIES LENDING COLLATERAL†,12 - 0.4%
First American Government Obligations Fund — Class Z, 0.61%[13]	126,128	126,128
Total Securities Lending Collateral
(Cost $126,128)		126,128

Total Investments - 98.1%
(Cost $28,796,075)		$29,159,813
Other Assets & Liabilities, net - 1.9%		565,832
Total Net Assets - 100.0%		$29,725,645

	Contracts	Unrealized Gain

EQUITY FUTURES CONTRACTS PURCHASED†
June 2017 S&P MidCap 400 Index Mini Futures Contracts (Aggregate Value of Contracts $2,061,960)	12	$8,303

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
BNP Paribas April 2017 S&P MidCap 400 Index Swap 1.08%[14], Terminating 04/28/17 (Notional Value $25,593,752)	14,883	$420,712
Goldman Sachs International April 2017 S&P MidCap 400 Index Swap 1.31%[14], Terminating 04/27/17 (Notional Value $5,099,905)	2,966	84,695
Barclays Bank plc April 2017 S&P MidCap 400 Index Swap 1.21%[14], Terminating 04/28/17 (Notional Value $7,551,034)	4,391	4,009
(Total Notional Value $38,244,691)		$509,416

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
MID-CAP 1.5x STRATEGY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2017 — See Note 6.
[2]	Affiliated issuer — See Note 10.
[3]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[4]	Variable rate security. Rate indicated is rate effective at March 31, 2017.
[5]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[6]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
[7]	Rate indicated is the effective yield at the time of purchase.
[8]	Zero coupon rate security.
[9]	All or a portion of this security is pledged as futures collateral at March 31, 2017.
[10]	Repurchase Agreements — See Note 5.
[11]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2017.
[12]	Securities lending collateral — See Note 6.
[13]	Rate indicated is the 7 day yield as of March 31, 2017.
[14]	Total Return based on S&P MidCap 400 Index +/- financing at a variable rate. Rate indicated is the rate effective at March 31, 2017.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$4,363,787	$—	$—	$—	$—	$4,363,787
Equity Futures Contracts	—	8,303	—	—	—	8,303
Equity Index Swap Agreements	—	—	—	509,416	—	509,416
Federal Agency Notes	—	—	2,001,614	—	—	2,001,614
Mutual Funds	18,963,191	—	—	—	—	18,963,191
Repurchase Agreements	—	—	1,957,009	—	—	1,957,009
Securities Lending Collateral	126,128	—	—	—	—	126,128
U.S. Treasury Bills	—	—	1,748,084	—	—	1,748,084
Total	$23,453,106	$8,303	$5,706,707	$509,416	$—	$29,677,532

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets:
Investments in unaffiliated issuers, at value - including $122,888 of securities loaned (cost $7,927,452)	$8,239,613
Investments in affiliated issuers, at value (cost $18,911,614)	18,963,191
Repurchase agreements, at value (cost $1,957,009)	1,957,009
Total investments (cost $28,796,075)	29,159,813
Unrealized appreciation on swap agreements	509,416
Segregated cash with broker	3,103
Receivables:
Swap settlement	4,985
Variation margin	316
Fund shares sold	214,642
Dividends	41,212
Interest	3,288
Securities lending income	36
Total assets	29,936,811

Liabilities:
Payable for:
Return of securities loaned	126,128
Management fees	24,309
Licensing fees	11,796
Distribution and service fees	11,641
Securities purchased	9,469
Transfer agent and administrative fees	6,753
Fund shares redeemed	6,128
Portfolio accounting fees	2,701
Miscellaneous	12,241
Total liabilities	211,166
Commitments and contingent liabilities (Note 14)	—
Net assets	$29,725,645

Net assets consist of:
Paid in capital	$27,645,190
Undistributed net investment income	—
Accumulated net realized gain on investments	1,198,998
Net unrealized appreciation on investments	881,457
Net assets	$29,725,645

A-Class:
Net assets	$1,935,240
Capital shares outstanding	24,221
Net asset value per share	$79.90
Maximum offering price per share(Net asset value divided by 95.25%)	$83.88

C-Class:
Net assets	$7,719,637
Capital shares outstanding	109,629
Net asset value per share	$70.42

H-Class:
Net assets	$20,070,768
Capital shares outstanding	250,156
Net asset value per share	$80.23

STATEMENT OF OPERATIONS
Year Ended March 31, 2017

Investment Income:
Dividends from securities of unaffiliated issuers	$456,051
Dividends from securities of affiliated issuers	213,800
Interest	76,356
Income from securities lending, net	1,690
Total investment income	747,897

Expenses:
Management fees	556,026
Transfer agent and administrative fees	154,452
Distribution and service fees:
A-Class	5,479
C-Class	65,950
H-Class	132,485
Portfolio accounting fees	59,182
Custodian fees	8,306
Trustees’ fees*	3,857
Line of credit fees	4
Miscellaneous	102,346
Total expenses	1,088,087
Net investment loss	(340,190)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(232,014)
Investments in affiliated issuers	4,672
Swap agreements	6,550,533
Futures contracts	5,345,274
Net realized gain	11,668,465
Net change in unrealized appreciation(depreciation) on:
Investments in unaffiliated issuers	(1,189,928)
Investments in affiliated issuers	52,763
Swap agreements	426,333
Futures contracts	(141,136)
Net change in unrealized appreciation(depreciation)	(851,968)
Net realized and unrealized gain	10,816,497
Net increase in net assets resulting from operations	$10,476,307

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

MID-CAP 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(340,190)	$(522,399)
Net realized gain on investments	11,668,465	3,651,862
Net change in unrealized appreciation (depreciation) on investments	(851,968)	(3,723,276)
Net increase (decrease) in net assets resulting from operations	10,476,307	(593,813)

Distributions to shareholders from:
Net realized gains
A-Class	(5,668)	(39,098)
C-Class	(15,978)	(32,393)
H-Class	(693,678)	(1,799,216)
Total distributions to shareholders	(715,324)	(1,870,707)

Capital share transactions:
Proceeds from sale of shares
A-Class	59,054,189	12,111,577
C-Class	2,596,544	2,908,743
H-Class	992,509,796	867,760,588
Distributions reinvested
A-Class	3,889	30,028
C-Class	15,931	31,941
H-Class	252,871	573,424
Cost of shares redeemed
A-Class	(58,826,949)	(14,445,041)
C-Class	(1,331,076)	(2,169,886)
H-Class	(994,594,368)	(870,431,834)
Net decrease from capital share transactions	(319,173)	(3,630,460)
Net increase (decrease) in net assets	9,441,810	(6,094,980)

Net assets:
Beginning of year	20,283,835	26,378,815
End of year	$29,725,645	$20,283,835
Undistributed net investment income/Accumulated net investment loss at end of year	$—	$(81,090)

Capital share activity:
Shares sold
A-Class	822,566	201,123
C-Class	43,403	51,115
H-Class	13,926,583	14,189,381
Shares issued from reinvestment of distributions
A-Class	53	473
C-Class	245	566
H-Class	3,418	9,018
Shares redeemed
A-Class	(828,877)	(250,294)
C-Class	(21,601)	(40,676)
H-Class	(13,899,912)	(14,221,967)
Net increase (decrease) in shares	45,878	(61,261)

76 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$61.64	$67.32	$58.48	$45.07	$36.23
Income (loss) from investment operations:
Net investment income (loss)[a]	(.09)	(.47)	(.41)	(.35)	(.16)
Net gain (loss) on investments (realized and unrealized)	18.50	(4.81)	9.45	13.76	9.00
Total from investment operations	18.41	(5.28)	9.04	13.41	8.84
Less distributions from:
Net realized gains	(.15)	(.40)	(.20)	—	—
Total distributions	(.15)	(.40)	(.20)	—	—
Net asset value, end of period	$79.90	$61.64	$67.32	$58.48	$45.07

Total Return[b]	29.88%	(7.86%)	15.50%	29.75%	24.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,935	$1,879	$5,330	$2,632	$2,199
Ratios to average net assets:
Net investment income (loss)	(0.13%)	(0.75%)	(0.66%)	(0.68%)	(0.43%)
Total expenses[c]	1.68%	1.65%	1.64%	1.67%	1.66%
Portfolio turnover rate	1,216%	1,506%	598%	563%	447%

C-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$54.73	$60.27	$52.77	$40.97	$33.18
Income (loss) from investment operations:
Net investment income (loss)[a]	(.65)	(.78)	(.76)	(.64)	(.41)
Net gain (loss) on investments (realized and unrealized)	16.49	(4.36)	8.46	12.44	8.20
Total from investment operations	15.84	(5.14)	7.70	11.80	7.79
Less distributions from:
Net realized gains	(.15)	(.40)	(.20)	—	—
Total distributions	(.15)	(.40)	(.20)	—	—
Net asset value, end of period	$70.42	$54.73	$60.27	$52.77	$40.97

Total Return[b]	28.94%	(8.55%)	14.63%	28.80%	23.48%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,720	$4,794	$4,615	$4,549	$5,107
Ratios to average net assets:
Net investment income (loss)	(1.05%)	(1.41%)	(1.39%)	(1.40%)	(1.23%)
Total expenses[c]	2.42%	2.40%	2.40%	2.42%	2.40%
Portfolio turnover rate	1,216%	1,506%	598%	563%	447%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 77

MID-CAP 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$61.85	$67.45	$58.56	$45.13	$36.27
Income (loss) from investment operations:
Net investment income (loss)[a]	(.37)	(.57)	(.29)	(.34)	(.15)
Net gain (loss) on investments (realized and unrealized)	18.90	(4.63)	9.38	13.77	9.01
Total from investment operations	18.53	(5.20)	9.09	13.43	8.86
Less distributions from:
Net realized gains	(.15)	(.40)	(.20)	—	—
Total distributions	(.15)	(.40)	(.20)	—	—
Net asset value, end of period	$80.23	$61.85	$67.45	$58.56	$45.13

Total Return[b]	29.97%	(7.73%)	15.56%	29.76%	24.43%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,071	$13,611	$16,433	$19,413	$57,067
Ratios to average net assets:
Net investment income (loss)	(0.50%)	(0.93%)	(0.47%)	(0.66%)	(0.41%)
Total expenses[c]	1.68%	1.66%	1.66%	1.68%	1.67%
Portfolio turnover rate	1,216%	1,506%	598%	563%	447%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

78 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

INVERSE MID-CAP STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P MidCap 400 Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one year ended March 31, 2017, Inverse Mid-Cap Strategy Fund H-Class returned -18.87%. Over the same period, its benchmark, the S&P MidCap 400 Index, returned 20.92%. Inverse Mid-Cap Strategy Fund achieved a daily correlation of 99% to its benchmark of -100% of the daily price movement of the S&P MidCap 400 Index.

Information Technology and Financials contributed the most to performance of the underlying index during the period. Telecommunications Services was the only sector that detracted; Energy contributed the least.

Advanced Micro Devices, Inc., Computer Sciences Corp., and SVB Financial Group contributed the most to the performance of the underlying index for the period. Alaska Air Group, Inc., Vista Outdoor, Inc., and Life Storage, Inc. were the largest detractors from performance of the underlying index for the period.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s negative performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. Investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 79

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Inception Dates:
A-Class	March 31, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Cumulative Fund Performance*

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	15.7%
Guggenheim Strategy Fund II	15.7%
Total	31.4%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2017

	1 Year	5 Year	10 Year
A-Class Shares	-18.89%	-14.53%	-12.92%
A-Class Shares with sales charge†	-22.74%	-15.36%	-13.34%
C-Class Shares	-19.51%	-15.19%	-13.59%
C-Class Shares with CDSC‡	-20.31%	-15.19%	-13.59%
H-Class Shares	-18.87%	-14.52%	-12.93%
S&P MidCap 400 Index	20.92%	13.32%	8.96%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

80 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2017
INVERSE MID-CAP STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 31.4%
Guggenheim Strategy Fund I1	5,440	$136,272
Guggenheim Strategy Fund II1	5,446	136,140
Total Mutual Funds
(Cost $270,358)		272,412

	Face Amount

REPURCHASE AGREEMENTS††,2 - 40.8%
RBC Capital Markets LLC issued 03/31/17 at 0.72% due 04/03/17	$172,574	172,574
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	111,179	111,179
Mizuho Securities LLC issued 03/31/17 at 0.71% due 04/03/17[3]	54,202	54,202
UMB Financial Corp. issued 03/31/17 at 0.68% due 04/03/17	17,042	17,042
Total Repurchase Agreements
(Cost $354,997)		354,997

Total Investments - 72.2%
(Cost $625,355)		$627,409
Other Assets & Liabilities, net - 27.8%		241,392
Total Net Assets - 100.0%		$868,801

	Units	Unrealized Loss

OTC EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Barclays Bank plc April 2017 S&P MidCap 400 Index Swap 1.06%[4], Terminating 04/28/17 (Notional Value $431,807)	251	$(240)
Goldman Sachs International April 2017 S&P MidCap 400 Index Swap 1.01%[4], Terminating 04/27/17 (Notional Value $130,822)	76	(2,175)
BNP Paribas April 2017 S&P MidCap 400 Index Swap 0.58%[4], Terminating 04/28/17 (Notional Value $306,163)	178	(2,601)
(Total Notional Value $868,792)		$(5,016)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 10.
[2]	Repurchase Agreements — See Note 5.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2017.
[4]	Total Return based on S&P MidCap 400 Index +/- financing at a variable rate. Rate indicated is the rate effective at March 31, 2017.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
INVERSE MID-CAP STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 2 - Other*	Level 3	Total
Mutual Funds	$272,412	$—	$—	$—	$272,412
Repurchase Agreements	—	354,997	—	—	354,997
Total	$272,412	$354,997	$—	$—	$627,409

Investments in Securities (Liabilities)	Level 1	Level 2	Level 2 - Other*	Level 3	Total
Equity Index Swap Agreements	$—	$—	$5,016	$—	$5,016

*	Other financial instruments include swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets:
Investments in affiliated issuers, at value (cost $270,358)	$272,412
Repurchase agreements, at value (cost $354,997)	354,997
Total investments (cost $625,355)	627,409
Segregated cash with broker	257,200
Receivables:
Fund shares sold	141
Dividends	500
Interest	7
Total assets	885,257

Liabilities:
Unrealized depreciation on swap agreements	5,016
Payable for:
Fund shares redeemed	8,598
Variation margin	22
Licensing fees	874
Management fees	691
Swap settlement	468
Distribution and service fees	218
Transfer agent and administrative fees	192
Portfolio accounting fees	77
Miscellaneous	300
Total liabilities	16,456
Commitments and contingent liabilities (Note 14)	—
Net assets	$868,801

Net assets consist of:
Paid in capital	$13,376,396
Accumulated net investment loss	(2,680)
Accumulated net realized loss on investments	(12,501,953)
Net unrealized depreciation on investments	(2,962)
Net assets	$868,801

A-Class:
Net assets	$226,404
Capital shares outstanding	9,087
Net asset value per share	$24.92
Maximum offering price per share(Net asset value divided by 95.25%)	$26.16

C-Class:
Net assets	$36,471
Capital shares outstanding	1,624
Net asset value per share	$22.46

H-Class:
Net assets	$605,926
Capital shares outstanding	24,330
Net asset value per share	$24.90

STATEMENT OF OPERATIONS
Year Ended March 31, 2017

Investment Income:
Dividends from securities of affiliated issuers	$7,139
Interest	3,404
Total investment income	10,543

Expenses:
Management fees	16,392
Transfer agent and administrative fees	4,553
Distribution and service fees:
A-Class	416
C-Class	2,160
H-Class	3,597
Portfolio accounting fees	1,821
Registration fees	1,923
Custodian fees	276
Trustees’ fees*	162
Miscellaneous	831
Total expenses	32,131
Net investment loss	(21,588)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	477
Swap agreements	(446,478)
Futures contracts	(61,420)
Net realized loss	(507,421)
Net change in unrealized appreciation(depreciation) on:
Investments in affiliated issuers	4,229
Swap agreements	29,588
Futures contracts	24,045
Net change in unrealized appreciation(depreciation)	57,862
Net realized and unrealized loss	(449,559)
Net decrease in net assets resulting from operations	$(471,147)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 83

INVERSE MID-CAP STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(21,588)	$(60,272)
Net realized gain (loss) on investments	(507,421)	555,698
Net change in unrealized appreciation (depreciation) on investments	57,862	(15,222)
Net increase (decrease) in net assets resulting from operations	(471,147)	480,204

Capital share transactions:
Proceeds from sale of shares
A-Class	1,671,153	2,309,572
C-Class	106,446	572,876
H-Class	22,574,011	102,675,850
Cost of shares redeemed
A-Class	(1,524,458)	(2,246,291)
C-Class	(288,863)	(364,765)
H-Class	(24,262,478)	(103,514,443)
Net decrease from capital share transactions	(1,724,189)	(567,201)
Net decrease in net assets	(2,195,336)	(86,997)

Net assets:
Beginning of year	3,064,137	3,151,134
End of year	$868,801	$3,064,137
Accumulated net investment loss at end of year	$(2,680)	$(12,012)

Capital share activity:
Shares sold
A-Class	64,427	69,625
C-Class	4,126	18,922
H-Class	826,452	3,247,874
Shares redeemed
A-Class	(58,952)	(67,547)
C-Class	(12,294)	(12,293)
H-Class	(889,460)	(3,258,727)
Net decrease in shares	(65,701)	(2,146)

84 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]
Per Share Data
Net asset value, beginning of period	$30.70	$30.76	$35.55	$44.64	$54.64
Income (loss) from investment operations:
Net investment income (loss)[a]	(.28)	(.38)	(.48)	(.64)	(.84)
Net gain (loss) on investments (realized and unrealized)	(5.50)	.32	(4.31)	(8.45)	(9.16)
Total from investment operations	(5.78)	(.06)	(4.79)	(9.09)	(10.00)
Net asset value, end of period	$24.92	$30.70	$30.76	$35.55	$44.64

Total Return[b]	(18.89%)	(0.16%)	(13.47%)	(20.36%)	(18.29%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$226	$111	$47	$93	$26
Ratios to average net assets:
Net investment income (loss)	(1.02%)	(1.18%)	(1.40%)	(1.65%)	(1.52%)
Total expenses[c]	1.68%	1.65%	1.66%	1.67%	1.64%
Portfolio turnover rate	120%	199%	38%	—	—

C-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]
Per Share Data
Net asset value, beginning of period	$27.89	$28.16	$32.78	$41.49	$51.18
Income (loss) from investment operations:
Net investment income (loss)[a]	(.48)	(.59)	(.67)	(.90)	(1.14)
Net gain (loss) on investments (realized and unrealized)	(4.95)	.32	(3.95)	(7.81)	(8.55)
Total from investment operations	(5.43)	(.27)	(4.62)	(8.71)	(9.69)
Net asset value, end of period	$22.46	$27.89	$28.16	$32.78	$41.49

Total Return[b]	(19.51%)	(0.96%)	(14.09%)	(20.99%)	(18.93%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36	$273	$89	$131	$216
Ratios to average net assets:
Net investment income (loss)	(1.85%)	(2.00%)	(2.13%)	(2.40%)	(2.29%)
Total expenses[c]	2.42%	2.41%	2.41%	2.42%	2.40%
Portfolio turnover rate	120%	199%	38%	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 85

INVERSE MID-CAP STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]
Per Share Data
Net asset value, beginning of period	$30.69	$30.70	$35.49	$44.59	$54.57
Income (loss) from investment operations:
Net investment income (loss)[a]	(.31)	(.42)	(.47)	(.66)	(.81)
Net gain (loss) on investments (realized and unrealized)	(5.48)	.41	(4.32)	(8.44)	(9.17)
Total from investment operations	(5.79)	(.01)	(4.79)	(9.10)	(9.98)
Net asset value, end of period	$24.90	$30.69	$30.70	$35.49	$44.59

Total Return[b]	(18.87%)	(0.07%)	(13.47%)	(20.39%)	(18.31%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$606	$2,680	$3,015	$3,825	$1,409
Ratios to average net assets:
Net investment income (loss)	(1.10%)	(1.32%)	(1.38%)	(1.65%)	(1.53%)
Total expenses[c]	1.67%	1.65%	1.65%	1.67%	1.65%
Portfolio turnover rate	120%	199%	38%	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Reverse share split — Per share amounts for the periods presented through February 7, 2014 have been restated to reflect a 1:3 reverse share split effective February 7, 2014.

86 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

RUSSELL 2000® 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for small-cap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2017, Russell 2000® 1.5x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the Russell 2000 Index. Russell 2000® 1.5x Strategy Fund H-Class returned 37.80%, while the Russell 2000 Index returned 26.22% over the same time period.

Among sectors, the biggest performance contributors to the underlying index during the period were Financials and Information Technology. No sector detracted; the Telecommunications Services sector contributed the least to return, followed by the Consumer Staples sector.

Advanced Micro Devices, Inc., Chemours Co., and Exelisis, Inc. were the largest contributors to the performance of the underlying index for the year. Myriad Genetics, Inc., Abercrombie & Fitch Co. Class A, and Impax Laboratories, Inc. were the leading detractors from the performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. Investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 87

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Inception Dates:
A-Class	March 31, 2004
C-Class	January 23, 2001
H-Class	November 1, 2000

Cumulative Fund Performance*

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	30.3%
Guggenheim Strategy Fund I	27.6%
Advanced Micro Devices, Inc.	0.1%
Chemours Co.	0.1%
Microsemi Corp.	0.1%
Take-Two Interactive Software, Inc.	0.1%
Olin Corp.	0.1%
LogMeIn, Inc.	0.1%
New Residential Investment Corp.	0.1%
Coherent, Inc.	0.1%
Top Ten Total	58.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2017

	1 Year	5 Year	10 Year
A-Class Shares	38.01%	15.77%	6.07%
A-Class Shares with sales charge†	31.47%	14.64%	5.55%
C-Class Shares	36.98%	14.90%	5.26%
C-Class Shares with CDSC‡	35.98%	14.90%	5.26%
H-Class Shares	37.80%	15.77%	6.05%
Russell 2000 Index	26.22%	15.60%	9.44%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

88 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 23.5%

Financial - 6.4%
New Residential Investment Corp.	413	$7,012
FNB Corp.	441	6,560
Prosperity Bancshares, Inc.	93	6,482
PrivateBancorp, Inc. — Class A	109	6,470
Bank of the Ozarks, Inc.	124	6,448
Webster Financial Corp.	127	6,354
Investors Bancorp, Inc.	413	5,938
Hudson Pacific Properties, Inc.	170	5,889
Texas Capital Bancshares, Inc.*	69	5,757
IBERIABANK Corp.	70	5,536
Umpqua Holdings Corp.	307	5,445
Primerica, Inc.	66	5,425
Radian Group, Inc.	300	5,387
Medical Properties Trust, Inc.	409	5,271
GEO Group, Inc.[1]	113	5,240
Healthcare Realty Trust, Inc.	159	5,168
DuPont Fabros Technology, Inc.	104	5,157
Gramercy Property Trust	196	5,155
CNO Financial Group, Inc.	250	5,125
Wintrust Financial Corp.	72	4,977
Hancock Holding Co.	108	4,919
MGIC Investment Corp.*	474	4,801
UMB Financial Corp.	63	4,745
Chemical Financial Corp.	92	4,706
Sunstone Hotel Investors, Inc.	302	4,629
Ellie Mae, Inc.*	46	4,612
Home BancShares, Inc.	168	4,548
MB Financial, Inc.	106	4,539
Stifel Financial Corp.*	89	4,468
LaSalle Hotel Properties	149	4,314
First Industrial Realty Trust, Inc.	161	4,287
Fulton Financial Corp.	239	4,266
Physicians Realty Trust	214	4,252
CoreSite Realty Corp.	47	4,232
Evercore Partners, Inc. — Class A	54	4,207
Washington Federal, Inc.	127	4,203
Education Realty Trust, Inc.	102	4,166
Sterling Bancorp	175	4,148
Valley National Bancorp	344	4,059
RLJ Lodging Trust	170	3,997
Pinnacle Financial Partners, Inc.	59	3,921
Cathay General Bancorp	103	3,881
Cousins Properties, Inc.	469	3,879
National Health Investors, Inc.	52	3,777
Ryman Hospitality Properties, Inc.	61	3,772
Essent Group Ltd.*	104	3,762
United Bankshares, Inc.[1]	88	3,718
First Citizens BancShares, Inc. — Class A	11	3,689
WageWorks, Inc.*	51	3,687
Selective Insurance Group, Inc.	78	3,679
BancorpSouth, Inc.	119	3,600
Glacier Bancorp, Inc.	106	3,597
First Financial Bankshares, Inc.	88	3,529
Great Western Bancorp, Inc.	82	3,478
BGC Partners, Inc. — Class A	303	3,442
Hope Bancorp, Inc.	178	3,412
Mack-Cali Realty Corp.	124	3,341
Acadia Realty Trust	111	3,336
Community Bank System, Inc.	60	3,299
Urban Edge Properties	125	3,288
EastGroup Properties, Inc.	44	3,235
Financial Engines, Inc.	74	3,223
QTS Realty Trust, Inc. — Class A	66	3,218
Old National Bancorp	185	3,210
Lexington Realty Trust	320	3,194
RLI Corp.	53	3,181
Washington Real Estate Investment Trust	101	3,159
Retail Opportunity Investments Corp.	150	3,155
Columbia Banking System, Inc.	80	3,119
CVB Financial Corp.	141	3,115
DiamondRock Hospitality Co.	279	3,111
Blackhawk Network Holdings, Inc.*	76	3,085
Enstar Group Ltd.*	16	3,061
Colony Starwood Homes	90	3,056
Trustmark Corp.	94	2,988
PS Business Parks, Inc.	26	2,984
South State Corp.	33	2,949
Pebblebrook Hotel Trust[1]	99	2,892
Hilltop Holdings, Inc.	105	2,884
Genworth Financial, Inc. — Class A*	699	2,880
Alexander & Baldwin, Inc.	64	2,849
American Equity Investment Life Holding Co.	119	2,812
EverBank Financial Corp.	143	2,786
United Community Banks, Inc.	98	2,714
International Bancshares Corp.	76	2,690
First Midwest Bancorp, Inc.	112	2,652
STAG Industrial, Inc.	106	2,652
Argo Group International Holdings Ltd.	39	2,644
Janus Capital Group, Inc.	200	2,640
Astoria Financial Corp.	128	2,625
Potlatch Corp.	57	2,605
Capitol Federal Financial, Inc.	176	2,575
Kennedy-Wilson Holdings, Inc.	115	2,553
LTC Properties, Inc.	53	2,538
Eagle Bancorp, Inc.*	42	2,507
LendingClub Corp.*	456	2,503
TowneBank	77	2,495
Sabra Health Care REIT, Inc.	89	2,486
LegacyTexas Financial Group, Inc.	62	2,474
Xenia Hotels & Resorts, Inc.	144	2,458
Kite Realty Group Trust	114	2,451
Invesco Mortgage Capital, Inc.	157	2,421
ServisFirst Bancshares, Inc.	65	2,365
Horace Mann Educators Corp.	57	2,340
Banner Corp.	42	2,337
Monogram Residential Trust, Inc.	234	2,333
First Financial Bancorp	84	2,306
American Assets Trust, Inc.	55	2,301
Independent Bank Corp.	35	2,275

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 89

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Select Income REIT	88	$2,270
CBL & Associates Properties, Inc.	235	2,242
First Merchants Corp.	57	2,241
Northwest Bancshares, Inc.	133	2,240
Kemper Corp.	56	2,234
Washington Prime Group, Inc.	257	2,233
Simmons First National Corp. — Class A	40	2,206
BofI Holding, Inc.*,1	84	2,195
NBT Bancorp, Inc.	59	2,187
Renasant Corp.	55	2,183
Provident Financial Services, Inc.	84	2,171
Global Net Lease, Inc.	90	2,168
Ameris Bancorp	47	2,167
WesBanco, Inc.	56	2,134
Union Bankshares Corp.	60	2,111
PRA Group, Inc.*	63	2,088
FCB Financial Holdings, Inc. — Class A*	42	2,081
Rexford Industrial Realty, Inc.	92	2,071
Government Properties Income Trust	98	2,051
Park National Corp.	19	1,999
BNC Bancorp	57	1,998
Apollo Commercial Real Estate Finance, Inc.	105	1,975
Chesapeake Lodging Trust	82	1,964
Four Corners Property Trust, Inc.	84	1,918
Summit Hotel Properties, Inc.	120	1,918
Westamerica Bancorporation	34	1,898
Pacific Premier Bancorp, Inc.*	49	1,889
Waddell & Reed Financial, Inc. — Class A1	111	1,887
Boston Private Financial Holdings, Inc.	113	1,853
Kearny Financial Corp.	121	1,821
Franklin Street Properties Corp.	146	1,772
Terreno Realty Corp.	63	1,764
Redwood Trust, Inc.	106	1,761
WSFS Financial Corp.	38	1,746
PennyMac Mortgage Investment Trust	95	1,686
Navigators Group, Inc.	31	1,683
CYS Investments, Inc.	211	1,677
Employers Holdings, Inc.	44	1,670
S&T Bancorp, Inc.	48	1,661
First Commonwealth Financial Corp.	123	1,631
AMERISAFE, Inc.[1]	25	1,623
CenterState Banks, Inc.	62	1,606
Aircastle Ltd.	66	1,593
National General Holdings Corp.	67	1,592
Beneficial Bancorp, Inc.	97	1,552
Walker & Dunlop, Inc.*	37	1,543
Ramco-Gershenson Properties Trust	110	1,542
MBIA, Inc.*	182	1,542
Agree Realty Corp.	32	1,535
Tompkins Financial Corp.	19	1,530
Infinity Property & Casualty Corp.	16	1,528
Berkshire Hills Bancorp, Inc.	42	1,514
Brookline Bancorp, Inc.	96	1,502
Heartland Financial USA, Inc.	30	1,499
Seritage Growth Properties[1]	34	1,467
WisdomTree Investments, Inc.[1]	159	1,444
Pennsylvania Real Estate Investment Trust	95	1,438
Capital Bank Financial Corp. — Class A	33	1,432
RE/MAX Holdings, Inc. — Class A	24	1,426
Lakeland Financial Corp.	33	1,423
FelCor Lodging Trust, Inc.	189	1,419
Banc of California, Inc.[1]	68	1,408
Safety Insurance Group, Inc.	20	1,402
Capstead Mortgage Corp.	133	1,402
HFF, Inc. — Class A	50	1,384
CareTrust REIT, Inc.	81	1,362
Cardinal Financial Corp.	45	1,347
Stewart Information Services Corp.	30	1,325
Hanmi Financial Corp.	43	1,322
Sandy Spring Bancorp, Inc.	32	1,312
Alexander’s, Inc.	3	1,296
First Busey Corp.	44	1,294
City Holding Co.	20	1,290
Central Pacific Financial Corp.	42	1,283
State Bank Financial Corp.	49	1,280
Piper Jaffray Cos.	20	1,277
National Storage Affiliates Trust	53	1,267
United Fire Group, Inc.	29	1,240
Nelnet, Inc. — Class A	28	1,227
Meridian Bancorp, Inc.	67	1,226
Maiden Holdings Ltd.	87	1,218
Monmouth Real Estate Investment Corp.	85	1,213
FNFV Group*	91	1,206
St. Joe Co.*	70	1,193
Ambac Financial Group, Inc.*	63	1,188
Stock Yards Bancorp, Inc.	29	1,179
United Financial Bancorp, Inc.	69	1,174
Parkway, Inc.	59	1,174
Tier REIT, Inc.	67	1,163
Universal Health Realty Income Trust	18	1,161
ARMOUR Residential REIT, Inc.	51	1,158
Moelis & Co. — Class A	30	1,155
Southside Bancshares, Inc.	34	1,141
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	56	1,131
Universal Insurance Holdings, Inc.	46	1,127
iStar, Inc.*	95	1,121
Cohen & Steers, Inc.	28	1,119
Greenhill & Company, Inc.	38	1,113
Hersha Hospitality Trust	59	1,109
Customers Bancorp, Inc.*	35	1,104
Third Point Reinsurance Ltd.*	91	1,101
Altisource Residential Corp.	72	1,098
New Senior Investment Group, Inc.	106	1,081
BancFirst Corp.	12	1,079
National Bank Holdings Corp. — Class A	33	1,073
MTGE Investment Corp.	64	1,072
Northfield Bancorp, Inc.	59	1,063
Enterprise Financial Services Corp.	25	1,060
MainSource Financial Group, Inc.	32	1,054
Washington Trust Bancorp, Inc.	21	1,035

90 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

First Interstate BancSystem, Inc. — Class A	26	$1,031
Independent Bank Group, Inc.	16	1,029
Chatham Lodging Trust	52	1,027
Flushing Financial Corp.	38	1,021
Lakeland Bancorp, Inc.	52	1,019
Encore Capital Group, Inc.*	33	1,016
Heritage Financial Corp.	41	1,015
Silver Bay Realty Trust Corp.	47	1,008
InfraREIT, Inc.	56	1,008
Houlihan Lokey, Inc.	29	999
KCG Holdings, Inc. — Class A*	56	998
TrustCo Bank Corp. NY	127	997
Investors Real Estate Trust	168	997
TriCo Bancshares	28	995
Cass Information Systems, Inc.	15	992
1st Source Corp.	21	986
Seacoast Banking Corporation of Florida*	41	983
Meta Financial Group, Inc.	11	974
Investment Technology Group, Inc.	47	952
New York Mortgage Trust, Inc. REIT	153	944
PHH Corp.*	74	942
Oritani Financial Corp.	55	935
First BanCorp*	165	932
OceanFirst Financial Corp.	33	930
Camden National Corp.	21	925
ConnectOne Bancorp, Inc.	38	922
FBL Financial Group, Inc. — Class A	14	916
Community Trust Bancorp, Inc.	20	915
National Western Life Group, Inc. — Class A1	3	912
Preferred Bank/Los Angeles CA	17	912
Getty Realty Corp.	36	910
Bryn Mawr Bank Corp.	23	909
James River Group Holdings Ltd.	21	900
German American Bancorp, Inc.	19	899
HomeStreet, Inc.*	32	894
Dime Community Bancshares, Inc.	44	893
Easterly Government Properties, Inc.	45	891
Greenlight Capital Re Ltd. — Class A*	40	884
NorthStar Realty Europe Corp.	76	881
Univest Corporation of Pennsylvania	34	881
Park Sterling Corp.	71	874
CoBiz Financial, Inc.	52	874
Saul Centers, Inc.	14	863
OM Asset Management plc	56	847
PJT Partners, Inc. — Class A	24	842
First Potomac Realty Trust	81	833
CU Bancorp*	21	833
Urstadt Biddle Properties, Inc. — Class A	40	822
Bridge Bancorp, Inc.	23	805
Stonegate Bank	17	801
INTL FCStone, Inc.*	21	797
Ladder Capital Corp. — Class A	55	794
First Bancorp	27	791
Flagstar Bancorp, Inc.*	28	789
First of Long Island Corp.	29	784
Diamond Hill Investment Group, Inc.	4	778
NMI Holdings, Inc. — Class A*	68	775
Ocwen Financial Corp.*	140	766
Great Southern Bancorp, Inc.	15	758
Mercantile Bank Corp.	22	757
Farmer Mac — Class C	13	748
Virtus Investment Partners, Inc.	7	741
Anworth Mortgage Asset Corp.	133	738
Nationstar Mortgage Holdings, Inc.*	45	709
OFG Bancorp[1]	60	708
Peoples Bancorp, Inc.	22	697
Independence Realty Trust, Inc.	74	693
Ashford Hospitality Trust, Inc.	108	688
Pacific Continental Corp.	28	686
AG Mortgage Investment Trust, Inc.	38	686
Horizon Bancorp	26	682
QCR Holdings, Inc.	16	678
TriState Capital Holdings, Inc.*	29	677
First Financial Corp.	14	665
Forestar Group, Inc.*	48	655
Southwest Bancorp, Inc.	25	654
Bar Harbor Bankshares	20	645
First Defiance Financial Corp.	13	644
Gladstone Commercial Corp.	31	641
Waterstone Financial, Inc.	35	639
CatchMark Timber Trust, Inc. — Class A	55	634
Fidelity Southern Corp.	28	627
Financial Institutions, Inc.	19	626
Altisource Portfolio Solutions S.A.*,1	17	626
Armada Hoffler Properties, Inc.	45	625
State National Companies, Inc.	43	619
Virtu Financial, Inc. — Class A	35	595
Peapack Gladstone Financial Corp.[1]	20	592
Blue Hills Bancorp, Inc.	33	589
Live Oak Bancshares, Inc.	27	585
NexPoint Residential Trust, Inc.	24	580
State Auto Financial Corp.	21	576
CorEnergy Infrastructure Trust, Inc.	17	574
Cedar Realty Trust, Inc.	114	572
Independent Bank Corp.	27	559
First Foundation, Inc.*	36	558
Allegiance Bancshares, Inc.*	15	558
Western Asset Mortgage Capital Corp.	57	557
United Community Financial Corp.	66	550
First Community Bancshares, Inc.	22	549
HCI Group, Inc.	12	547
Bank Mutual Corp.	58	545
Bank of NT Butterfield & Son Ltd.	17	542
Arrow Financial Corp.	16	542
Triumph Bancorp, Inc.*	21	542
HomeTrust Bancshares, Inc.*	23	541
Enova International, Inc.*	36	535
Westwood Holdings Group, Inc.	10	534
First Financial Northwest, Inc.	30	530
Cowen Group, Inc. — Class A*	35	523
Nicolet Bankshares, Inc.*	11	521

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 91

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Bank of Marin Bancorp	8	$515
Heritage Commerce Corp.	36	508
West Bancorporation, Inc.	22	505
UMH Properties, Inc.	33	502
Green Bancorp, Inc.*	28	498
RMR Group, Inc. — Class A	10	495
Marcus & Millichap, Inc.*	20	492
Farmers National Banc Corp.	34	488
Whitestone REIT — Class B	35	484
Citizens, Inc.*	65	483
Ares Commercial Real Estate Corp.	36	482
Republic Bancorp, Inc. — Class A	14	481
CNB Financial Corp.	20	478
Clifton Bancorp, Inc.	29	470
Sierra Bancorp	17	466
Opus Bank	23	463
Global Indemnity Ltd*	12	462
Heritage Insurance Holdings, Inc.	36	460
Enterprise Bancorp, Inc.	13	452
People’s Utah Bancorp	17	450
Dynex Capital, Inc.	63	447
First Connecticut Bancorp, Inc.	18	446
Fidelity & Guaranty Life	16	445
National Commerce Corp.*	12	439
Old Second Bancorp, Inc.	39	439
Atlantic Capital Bancshares, Inc.*	23	436
GAIN Capital Holdings, Inc.	52	433
Community Healthcare Trust, Inc.	18	430
Arlington Asset Investment Corp. — Class A	30	424
Peoples Financial Services Corp.	10	418
OneBeacon Insurance Group Ltd. — Class A	26	416
World Acceptance Corp.*	8	414
Resource Capital Corp.	42	410
American National Bankshares, Inc.	11	410
Preferred Apartment Communities, Inc. — Class A	31	410
WMIH Corp.*	282	409
RAIT Financial Trust	127	406
Farmers Capital Bank Corp.	10	404
One Liberty Properties, Inc.	17	397
Acacia Research Corp.*	69	397
Merchants Bancshares, Inc.	8	390
First Bancorp, Inc.	14	382
MidWestOne Financial Group, Inc.	11	377
Charter Financial Corp.	19	374
Citizens & Northern Corp.	16	372
First Mid-Illinois Bancshares, Inc.	11	372
Ames National Corp.	12	367
United Insurance Holdings Corp.	23	367
HarborOne Bancorp, Inc.*	19	361
Access National Corp.	12	360
Bancorp, Inc.*	70	357
Western New England Bancorp, Inc.	34	357
Macatawa Bank Corp.	36	356
Hingham Institution for Savings	2	354
Ladenburg Thalmann Financial Services, Inc.*	141	350
Cascade Bancorp*	45	347
Safeguard Scientifics, Inc.*	27	343
Territorial Bancorp, Inc.	11	343
Old Line Bancshares, Inc.	12	342
Sun Bancorp, Inc.	14	342
NewStar Financial, Inc.	32	339
National Bankshares, Inc.	9	338
On Deck Capital, Inc.*	67	338
EMC Insurance Group, Inc.	12	337
Ashford Hospitality Prime, Inc.	31	329
PennyMac Financial Services, Inc. — Class A*	19	324
Capital City Bank Group, Inc.	15	321
FRP Holdings, Inc.*	8	320
Shore Bancshares, Inc.	19	317
Investors Title Co.	2	316
Federated National Holding Co.	18	314
Regional Management Corp.*	16	311
BSB Bancorp, Inc.*	11	311
Marlin Business Services Corp.	12	309
WashingtonFirst Bankshares, Inc.	11	308
Century Bancorp, Inc. — Class A	5	304
eHealth, Inc.*	25	301
Baldwin & Lyons, Inc. — Class B	12	293
Guaranty Bancorp	12	292
BankFinancial Corp.	20	290
Kinsale Capital Group, Inc.	9	288
LCNB Corp.	12	286
First Business Financial Services, Inc.	11	286
Southern Missouri Bancorp, Inc.	8	284
Middleburg Financial Corp.	7	280
Bankwell Financial Group, Inc.	8	275
Premier Financial Bancorp, Inc.	13	273
MBT Financial Corp.	24	272
Franklin Financial Network, Inc.*	7	271
Northrim BanCorp, Inc.	9	270
Trupanion, Inc.*	19	270
Home Bancorp, Inc.	8	270
Consolidated-Tomoka Land Co.	5	268
First Northwest Bancorp*	17	264
Southern First Bancshares, Inc.*	8	261
Great Ajax Corp.	20	261
Penns Woods Bancorp, Inc.	6	261
Codorus Valley Bancorp, Inc.	10	259
Summit Financial Group, Inc.	12	258
Southern National Bancorp of Virginia, Inc.	15	254
MutualFirst Financial, Inc.	8	252
Owens Realty Mortgage, Inc.	14	249
Stratus Properties, Inc.	9	247
Central Valley Community Bancorp	12	246
Orrstown Financial Services, Inc.	11	246
First Community Financial Partners, Inc.*	19	242
Carolina Financial Corp.	8	240

92 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Oppenheimer Holdings, Inc. — Class A	14	$239
ACNB Corp.	8	231
Xenith Bankshares, Inc.*	9	228
Bear State Financial, Inc.	24	226
SI Financial Group, Inc.	16	225
Tiptree, Inc. — Class A	30	219
Associated Capital Group, Inc. — Class A	6	217
Republic First Bancorp, Inc.*	26	216
Union Bankshares, Inc.	5	215
Donegal Group, Inc. — Class A	12	211
Hallmark Financial Services, Inc.*	19	210
City Office REIT, Inc.	17	207
Atlas Financial Holdings, Inc.*	15	205
Independence Holding Co.	11	205
Chemung Financial Corp.	5	198
Pzena Investment Management, Inc. — Class A	20	197
Orchid Island Capital, Inc.[1]	19	190
C&F Financial Corp.	4	185
Bluerock Residential Growth REIT, Inc.	15	185
Global Medical REIT, Inc.	20	182
GAMCO Investors, Inc. — Class A	6	178
ESSA Bancorp, Inc.	12	175
Impac Mortgage Holdings, Inc.*	14	174
County Bancorp, Inc.	6	174
Blue Capital Reinsurance Holdings Ltd.	9	174
Midland States Bancorp, Inc.	5	172
Crawford & Co. — Class B	17	171
Veritex Holdings, Inc.*	6	169
Provident Financial Holdings, Inc.	9	168
Pacific Mercantile Bancorp*	21	159
Equity Bancshares, Inc. — Class A*	4	127
FBR & Co.	7	126
Provident Bancorp, Inc.*	6	126
Silvercrest Asset Management Group, Inc. — Class A	9	120
First Internet Bancorp	4	118
Manning & Napier, Inc. — Class A	20	114
Trinity Place Holdings, Inc.*,1	15	110
Real Industry, Inc.*	36	103
Farmland Partners, Inc.	9	101
Greene County Bancorp, Inc.	4	93
Hennessy Advisors, Inc.	5	84
First NBC Bank Holding Co.*	21	84
Medley Management, Inc. — Class A	8	66
California First National Bancorp	3	49
Fifth Street Asset Management, Inc.	7	32
Walter Investment Management Corp.*	25	27
Total Financial		711,859

Consumer, Non-cyclical - 4.5%
Exelixis, Inc.*	315	6,825
TESARO, Inc.*	40	6,154
Masimo Corp.*	58	5,408
HealthSouth Corp.	124	5,309
NuVasive, Inc.*	69	5,153
Bluebird Bio, Inc.*	56	5,089
Deluxe Corp.	69	4,979
Kite Pharma, Inc.*	60	4,708
Nektar Therapeutics*	197	4,623
PAREXEL International Corp.*	73	4,608
Medicines Co.*	93	4,547
Grand Canyon Education, Inc.*	63	4,512
Wright Medical Group N.V.*	144	4,481
Snyder’s-Lance, Inc.	111	4,473
Bright Horizons Family Solutions, Inc.*	61	4,423
Healthcare Services Group, Inc.	97	4,180
Prestige Brands Holdings, Inc.*	74	4,111
Cantel Medical Corp.	50	4,005
Catalent, Inc.*	139	3,935
Chemed Corp.	21	3,837
B&G Foods, Inc.	91	3,663
CEB, Inc.	46	3,615
Helen of Troy Ltd.*	38	3,580
Integra LifeSciences Holdings Corp.*	84	3,539
Insulet Corp.*	81	3,490
Exact Sciences Corp.*,1	147	3,472
On Assignment, Inc.*	70	3,396
Brink’s Co.	63	3,367
ABM Industries, Inc.	77	3,357
Lancaster Colony Corp.	26	3,350
Neogen Corp.*	51	3,344
Ultragenyx Pharmaceutical, Inc.*	49	3,321
Horizon Pharma plc*	224	3,311
Darling Ingredients, Inc.*	228	3,310
Sotheby’s*	68	3,092
Nevro Corp.*	33	3,092
DeVry Education Group, Inc.	87	3,084
ICU Medical, Inc.*	20	3,054
Ironwood Pharmaceuticals, Inc. — Class A*	179	3,054
Owens & Minor, Inc.	87	3,011
Penumbra, Inc.*,1	36	3,004
Clovis Oncology, Inc.*	47	2,992
Sage Therapeutics, Inc.*	42	2,985
United Natural Foods, Inc.*	69	2,984
J&J Snack Foods Corp.	22	2,982
Matthews International Corp. — Class A	44	2,977
Cardtronics plc — Class A*	63	2,945
Cimpress N.V.*	34	2,931
Sanderson Farms, Inc.[1]	28	2,908
Haemonetics Corp.*	71	2,880
Globus Medical, Inc. — Class A*	97	2,873
Ligand Pharmaceuticals, Inc. — Class B*	26	2,752
Molina Healthcare, Inc.*	60	2,736
Prothena Corporation plc*,1	49	2,734
Zeltiq Aesthetics, Inc.*	49	2,725
Advisory Board Co.*	58	2,714
Aaron’s, Inc.	91	2,706
Incorporated Research Holdings, Inc. — Class A*	59	2,705
Avon Products, Inc.*	611	2,688

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 93

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Vector Group Ltd.	129	$2,683
AMN Healthcare Services, Inc.*	66	2,680
Fresh Del Monte Produce, Inc.	45	2,665
Portola Pharmaceuticals, Inc.*	68	2,665
HealthEquity, Inc.*	61	2,589
Halyard Health, Inc.*	66	2,514
Dean Foods Co.	127	2,497
Korn/Ferry International	79	2,488
Cambrex Corp.*	45	2,477
NxStage Medical, Inc.*	89	2,388
FTI Consulting, Inc.*	58	2,388
HMS Holdings Corp.*	117	2,379
Monro Muffler Brake, Inc.	45	2,345
Pacira Pharmaceuticals, Inc.*	51	2,325
NutriSystem, Inc.	40	2,220
Magellan Health, Inc.*	32	2,210
WD-40 Co.	20	2,179
PRA Health Sciences, Inc.*	33	2,153
Universal Corp.	30	2,123
Array BioPharma, Inc.*	233	2,083
Sarepta Therapeutics, Inc.*	69	2,042
Supernus Pharmaceuticals, Inc.*	65	2,034
Air Methods Corp.*	47	2,021
Green Dot Corp. — Class A*	60	2,002
Select Medical Holdings Corp.*	149	1,989
Halozyme Therapeutics, Inc.*,1	153	1,983
ACCO Brands Corp.*	149	1,959
Amedisys, Inc.*	38	1,941
Travelport Worldwide Ltd.	161	1,895
Boston Beer Company, Inc. — Class A*,1	13	1,881
Theravance Biopharma, Inc.*	51	1,878
Insperity, Inc.	21	1,862
SpartanNash Co.	52	1,819
FibroGen, Inc.*	73	1,799
Myriad Genetics, Inc.*,1	93	1,786
Natus Medical, Inc.*	45	1,766
Merit Medical Systems, Inc.*	60	1,734
Spectranetics Corp.*	59	1,718
Inogen, Inc.*	22	1,706
TriNet Group, Inc.*	59	1,705
Radius Health, Inc.*	44	1,701
Integer Holdings Corp.*	42	1,688
CONMED Corp.	38	1,688
Aerie Pharmaceuticals, Inc.*	37	1,678
Repligen Corp.*	47	1,654
Central Garden & Pet Co. — Class A*	47	1,632
Cal-Maine Foods, Inc.[1]	44	1,619
TrueBlue, Inc.*	59	1,614
Innoviva, Inc.*	111	1,535
Navigant Consulting, Inc.*	66	1,509
Insmed, Inc.*	86	1,506
TherapeuticsMD, Inc.*,1	209	1,505
Coca-Cola Bottling Company Consolidated	7	1,443
SUPERVALU, Inc.*	368	1,420
Puma Biotechnology, Inc.*	38	1,414
Amicus Therapeutics, Inc.*	198	1,412
Abaxis, Inc.	29	1,407
EVERTEC, Inc.	88	1,400
Spark Therapeutics, Inc.*	26	1,387
Five Prime Therapeutics, Inc.*	38	1,374
Alder Biopharmaceuticals, Inc.*	66	1,373
Andersons, Inc.	36	1,364
Capella Education Co.	16	1,360
Community Health Systems, Inc.*	153	1,357
MiMedx Group, Inc.*,1	142	1,353
National Beverage Corp.	16	1,352
Emergent BioSolutions, Inc.*	46	1,336
Analogic Corp.	17	1,290
Tivity Health, Inc.*	44	1,280
Impax Laboratories, Inc.*	101	1,278
Cardiovascular Systems, Inc.*	45	1,272
Acorda Therapeutics, Inc.*	60	1,260
Ensign Group, Inc.	66	1,241
Blueprint Medicines Corp.*	31	1,240
Performance Food Group Co.*	52	1,238
Huron Consulting Group, Inc.*	29	1,221
Viad Corp.	27	1,220
Calavo Growers, Inc.	20	1,212
Strayer Education, Inc.	15	1,207
Synergy Pharmaceuticals, Inc.*	258	1,202
Momenta Pharmaceuticals, Inc.*	90	1,202
US Physical Therapy, Inc.	18	1,175
Corcept Therapeutics, Inc.*	104	1,140
Glaukos Corp.*	22	1,129
LendingTree, Inc.*	9	1,128
Dermira, Inc.*	33	1,126
Paylocity Holding Corp.*	29	1,120
AMAG Pharmaceuticals, Inc.*	49	1,105
Xencor, Inc.*	46	1,100
Team, Inc.*	40	1,082
LHC Group, Inc.*	20	1,078
McGrath RentCorp	32	1,074
ZIOPHARM Oncology, Inc.*,1	169	1,071
BioTelemetry, Inc.*	37	1,071
National Healthcare Corp.	15	1,070
Depomed, Inc.*	85	1,067
ICF International, Inc.*	25	1,033
Luminex Corp.	55	1,010
Quad/Graphics, Inc.	40	1,010
Diplomat Pharmacy, Inc.*	63	1,005
Eagle Pharmaceuticals, Inc.*,1	12	995
OraSure Technologies, Inc.*	76	983
Acceleron Pharma, Inc.*	37	979
Kindred Healthcare, Inc.	117	977
MGP Ingredients, Inc.	18	976
Epizyme, Inc.*	56	960
PharMerica Corp.*	41	959
Heska Corp.*	9	945
Atrion Corp.	2	936
Retrophin, Inc.*	50	923
CBIZ, Inc.*	68	921
Versartis, Inc.*	43	918

94 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Progenics Pharmaceuticals, Inc.*	97	$916
Orthofix International N.V.*,1	24	916
Flexion Therapeutics, Inc.*	34	915
Tootsie Roll Industries, Inc.	24	911
Coherus Biosciences, Inc.*	43	909
K12, Inc.*	47	900
Immunomedics, Inc.*	136	880
John B Sanfilippo & Son, Inc.	12	878
Kelly Services, Inc. — Class A	40	874
AtriCure, Inc.*	45	862
Lannett Company, Inc.*,1	38	849
BioCryst Pharmaceuticals, Inc.*	101	848
Global Blood Therapeutics, Inc.*	23	848
Omeros Corp.*,1	56	847
Lexicon Pharmaceuticals, Inc.*,1	59	846
Loxo Oncology, Inc.*	20	842
Inter Parfums, Inc.	23	841
Quidel Corp.*	37	838
MacroGenics, Inc.*	45	837
Weis Markets, Inc.	14	835
RPX Corp.*	69	828
Anika Therapeutics, Inc.*	19	825
Endologix, Inc.*	112	811
SP Plus Corp.*	24	810
Career Education Corp.*,1	93	809
USANA Health Sciences, Inc.*	14	806
Meridian Bioscience, Inc.	58	800
Providence Service Corp.*	18	800
Heron Therapeutics, Inc.*,1	53	795
Genomic Health, Inc.*	25	787
Kforce, Inc.	33	784
Aimmune Therapeutics, Inc.*,1	36	782
Intra-Cellular Therapies, Inc.*	48	780
Ingles Markets, Inc. — Class A	18	777
Accelerate Diagnostics, Inc.*,1	32	774
CryoLife, Inc.*	44	733
Almost Family, Inc.*	15	729
Vanda Pharmaceuticals, Inc.*	52	728
K2M Group Holdings, Inc.*	35	718
Amphastar Pharmaceuticals, Inc.*	49	711
Esperion Therapeutics, Inc.*	20	706
GenMark Diagnostics, Inc.*	55	705
Phibro Animal Health Corp. — Class A	25	703
Laureate Education, Inc. — Class A*	49	698
NewLink Genetics Corp.*	29	699
Spectrum Pharmaceuticals, Inc.*	107	696
MoneyGram International, Inc.*	41	689
Achillion Pharmaceuticals, Inc.*	163	686
Landauer, Inc.	14	683
Keryx Biopharmaceuticals, Inc.*,1	110	678
SciClone Pharmaceuticals, Inc.*	69	676
Resources Connection, Inc.	40	670
Medifast, Inc.	15	666
Heidrick & Struggles International, Inc.	25	659
Atara Biotherapeutics, Inc.*	32	658
Enanta Pharmaceuticals, Inc.*	21	647
Cross Country Healthcare, Inc.*	45	646
AngioDynamics, Inc.*	37	642
Rent-A-Center, Inc.[1]	72	639
Cerus Corp.*	141	627
Cytokinetics, Inc.*	48	617
Inovio Pharmaceuticals, Inc.*	93	616
CorVel Corp.*	14	609
Omega Protein Corp.	30	602
Intersect ENT, Inc.*	35	600
La Jolla Pharmaceutical Co.*	20	597
TG Therapeutics, Inc.*,1	51	594
Weight Watchers International, Inc.*,1	38	592
Hackett Group, Inc.	30	584
NeoGenomics, Inc.*	74	584
Revance Therapeutics, Inc.*	28	582
Foundation Medicine, Inc.*	18	581
Ennis, Inc.	34	578
Pacific Biosciences of California, Inc.*	111	574
Lion Biotechnologies, Inc.*	77	574
Carriage Services, Inc. — Class A	21	570
Universal American Corp.*	57	568
Novocure Ltd.*	70	567
Ardelyx, Inc.*	44	557
Forrester Research, Inc.	14	557
Central Garden & Pet Co.*	15	556
Triple-S Management Corp. — Class B*	31	545
ANI Pharmaceuticals, Inc.*	11	545
STAAR Surgical Co.*	55	539
Invacare Corp.	45	536
Capital Senior Living Corp.*	38	534
Cara Therapeutics, Inc.*,1	29	533
Aduro Biotech, Inc.*,1	49	527
Teladoc, Inc.*,1	21	525
Accuray, Inc.*	110	523
REGENXBIO, Inc.*	27	521
Merrimack Pharmaceuticals, Inc.*,1	169	521
PDL BioPharma, Inc.	229	520
Axovant Sciences Ltd.*	34	508
Albany Molecular Research, Inc.*	36	505
Sangamo Therapeutics, Inc.*	97	504
Arena Pharmaceuticals, Inc.*	340	496
Barrett Business Services, Inc.	9	492
Surgery Partners, Inc.*	25	488
Paratek Pharmaceuticals, Inc.*	25	481
Celldex Therapeutics, Inc.*	133	480
Novavax, Inc.*	375	480
Geron Corp.*	210	477
Tetraphase Pharmaceuticals, Inc.*	51	469
LeMaitre Vascular, Inc.	19	468
CytomX Therapeutics, Inc.*	27	466
Oxford Immunotec Global plc*	30	465
PTC Therapeutics, Inc.*	47	462
Alarm.com Holdings, Inc.*	15	461
Enzo Biochem, Inc.*	55	460
Akebia Therapeutics, Inc.*	50	460
Textainer Group Holdings Ltd.	30	459

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

American Public Education, Inc.*	20	$458
Teligent, Inc.*	58	453
ImmunoGen, Inc.*	116	449
Revlon, Inc. — Class A*	16	446
BioSpecifics Technologies Corp.*	8	438
Tejon Ranch Co.*	20	438
Curis, Inc.*	155	431
Rockwell Medical, Inc.*	67	419
Surmodics, Inc.*	17	409
Advaxis, Inc.*	50	409
Otonomy, Inc.*	33	404
NanoString Technologies, Inc.*	20	397
Farmer Brothers Co.*	11	389
CRA International, Inc.	11	389
Civitas Solutions, Inc.*	21	385
Adamas Pharmaceuticals, Inc.*	22	385
Agenus, Inc.*	102	385
Chimerix, Inc.*	60	383
Primo Water Corp.*	28	380
XBiotech, Inc.*	23	379
Exactech, Inc.*,1	15	378
AxoGen, Inc.*	36	375
Concert Pharmaceuticals, Inc.*	22	375
Smart & Final Stores, Inc.*	31	375
Chefs’ Warehouse, Inc.*	26	361
Zogenix, Inc.*	33	358
Idera Pharmaceuticals, Inc.*	144	356
Ignyta, Inc.*	41	353
Addus HomeCare Corp.*	11	352
Insys Therapeutics, Inc.*,1	33	347
Bellicum Pharmaceuticals, Inc.*	28	346
Nutraceutical International Corp.	11	343
Sucampo Pharmaceuticals, Inc. — Class A*	31	341
Amplify Snack Brands, Inc.*,1	40	336
Vectrus, Inc.*	15	335
Limoneira Co.	16	335
Cutera, Inc.*	16	331
CAI International, Inc.*	21	331
ServiceSource International, Inc.*	85	330
Medpace Holdings, Inc.*	11	328
Great Lakes Dredge & Dock Corp.*	82	328
BioTime, Inc.*	95	328
Dynavax Technologies Corp.*	55	327
Seneca Foods Corp. — Class A*	9	325
RTI Surgical, Inc.*	80	320
Natera, Inc.*	36	319
Natural Health Trends Corp.	11	318
Utah Medical Products, Inc.	5	312
RadNet, Inc.*	52	307
Avexis, Inc.*	4	304
WaVe Life Sciences Ltd.*	11	303
Organovo Holdings, Inc.*	93	296
CSS Industries, Inc.	11	285
Franklin Covey Co.*	14	283
OncoMed Pharmaceuticals, Inc.*	30	276
Seres Therapeutics, Inc.*	24	270
BioScrip, Inc.*	156	265
Village Super Market, Inc. — Class A	10	265
Anavex Life Sciences Corp.*	46	264
Collectors Universe, Inc.	10	261
ConforMIS, Inc.*	50	261
Bridgepoint Education, Inc.*	24	256
Neff Corp. — Class A*	13	253
Care.com, Inc.*	20	250
MediciNova, Inc.*	41	246
Aratana Therapeutics, Inc.*	46	244
Rigel Pharmaceuticals, Inc.*	73	242
Craft Brew Alliance, Inc.*	18	240
National Research Corp. — Class A	12	236
Cempra, Inc.*	62	233
Karyopharm Therapeutics, Inc.*	18	231
Quorum Health Corp.*	42	228
Trevena, Inc.*	62	228
ChemoCentryx, Inc.*	31	226
MyoKardia, Inc.*	17	224
Editas Medicine, Inc.*	10	223
Infinity Pharmaceuticals, Inc.*	69	223
Voyager Therapeutics, Inc.*	16	212
Minerva Neurosciences, Inc.*	26	211
Aclaris Therapeutics, Inc.*	7	209
American Renal Associates Holdings, Inc.*	12	203
Cellular Biomedicine Group, Inc.*	17	201
ARC Document Solutions, Inc.*	58	200
Invitae Corp.*	18	199
Ascent Capital Group, Inc. — Class A*	14	198
Edge Therapeutics, Inc.*	21	191
Durect Corp.*	176	185
InVivo Therapeutics Holdings Corp.*	45	182
Athersys, Inc.*	106	181
Reata Pharmaceuticals, Inc. — Class A*	8	181
B. Riley Financial, Inc.	12	180
Fortress Biotech, Inc.*	47	174
Synutra International, Inc.*	29	173
AcelRx Pharmaceuticals, Inc.*	50	158
Ophthotech Corp.*	43	157
Egalet Corp.*,1	30	153
Entellus Medical, Inc.*	11	152
Zafgen, Inc.*	31	144
Alliance One International, Inc.*	11	141
Protagonist Therapeutics, Inc.*	11	141
Pfenex, Inc.*	24	139
Ocular Therapeutix, Inc.*	15	139
Sorrento Therapeutics, Inc.*	35	138
Genesis Healthcare, Inc.*	52	137
Endocyte, Inc.*	53	136
Information Services Group, Inc.*	43	135
Natural Grocers by Vitamin Cottage, Inc.*,1	13	135
MannKind Corp.*	91	134
Cidara Therapeutics, Inc.*	17	133
Alico, Inc.	5	132
Nobilis Health Corp.*,1	77	131

96 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

PFSweb, Inc.*	20	$131
Iridex Corp.*	11	131
Osiris Therapeutics, Inc.*	27	130
Immune Design Corp.*	19	129
Liberty Tax, Inc.	9	128
Vital Therapies, Inc.*	32	128
Intellia Therapeutics, Inc.*	9	127
Turning Point Brands, Inc.*	8	125
Applied Genetic Technologies Corp.*	18	124
CPI Card Group, Inc.	29	122
Nature’s Sunshine Products, Inc.	12	120
AAC Holdings, Inc.*	14	119
Audentes Therapeutics, Inc.*	7	119
TransEnterix, Inc.*	97	117
Tactile Systems Technology, Inc.*	6	114
Syros Pharmaceuticals, Inc.*	7	112
Stemline Therapeutics, Inc.*	13	111
Collegium Pharmaceutical, Inc.*	11	111
Inventure Foods, Inc.*	25	111
Arrowhead Pharmaceuticals, Inc.*	58	107
ChromaDex Corp.*,1	38	102
Asterias Biotherapeutics, Inc.*	30	102
Bio-Path Holdings, Inc.*	123	102
Veracyte, Inc.*	11	101
Selecta Biosciences, Inc.*	7	100
T2 Biosystems, Inc.*	19	100
Syndax Pharmaceuticals, Inc.*	7	96
GlycoMimetics, Inc.*	17	92
Lifevantage Corp.*	17	91
Lipocine, Inc.*	23	90
Regulus Therapeutics, Inc.*	54	89
Cambium Learning Group, Inc.*	18	88
Titan Pharmaceuticals, Inc.*	26	86
OvaScience, Inc.*	45	84
Adverum Biotechnologies, Inc.*	31	84
Corvus Pharmaceuticals, Inc.*	4	83
TerraVia Holdings, Inc.*	110	80
Neos Therapeutics, Inc.*	11	79
Proteostasis Therapeutics, Inc.*	10	78
NantKwest, Inc.*	22	78
ViewRay, Inc.*	9	77
Lifeway Foods, Inc.*	7	75
vTv Therapeutics, Inc. — Class A*	11	72
Aevi Genomic Medicine, Inc.*	38	71
PharmAthene, Inc.	86	70
Eiger BioPharmaceuticals, Inc.*	6	69
Senseonics Holdings, Inc.*	38	68
Flex Pharma, Inc.*	15	66
Axsome Therapeutics, Inc.*	16	62
CytRx Corp.*	138	61
Agile Therapeutics, Inc.*	19	61
Ampio Pharmaceuticals, Inc.*	67	54
iRadimed Corp.*	6	53
Mirati Therapeutics, Inc.*	10	52
Clearside Biomedical, Inc.*	6	48
Avinger, Inc.*	25	48
Inotek Pharmaceuticals Corp.*	23	46
Aptevo Therapeutics, Inc.*	22	45
Patriot National, Inc.	16	45
Trovagene, Inc.*	39	45
Kadmon Holdings, Inc.*	11	40
Synthetic Biologics, Inc.*	59	37
Adeptus Health, Inc. — Class A*,1	19	34
Tandem Diabetes Care, Inc.*	25	30
Dimension Therapeutics, Inc.*	16	28
Anthera Pharmaceuticals, Inc.*	56	24
Second Sight Medical Products, Inc.*	19	23
Tokai Pharmaceuticals, Inc.*	14	12
Galena Biopharma, Inc.*	16	10
Argos Therapeutics, Inc.*	19	9
Total Consumer, Non-cyclical		501,808

Industrial - 3.3%
Coherent, Inc.*	34	6,992
XPO Logistics, Inc.*	136	6,513
Teledyne Technologies, Inc.*	48	6,069
Curtiss-Wright Corp.	63	5,749
EMCOR Group, Inc.	84	5,288
Woodward, Inc.	74	5,027
Universal Display Corp.	58	4,994
Louisiana-Pacific Corp.*	200	4,964
EnerSys	61	4,815
Littelfuse, Inc.	30	4,797
Tech Data Corp.*	49	4,601
SYNNEX Corp.	40	4,478
Kennametal, Inc.	110	4,314
Sanmina Corp.*	102	4,141
Belden, Inc.	59	4,082
Dycom Industries, Inc.*	42	3,904
Joy Global, Inc.	138	3,899
Advanced Energy Industries, Inc.*	55	3,771
MasTec, Inc.*	92	3,685
Barnes Group, Inc.	70	3,594
Esterline Technologies Corp.*	41	3,528
John Bean Technologies Corp.	40	3,518
GATX Corp.[1]	57	3,474
Golar LNG Ltd.	123	3,436
Generac Holdings, Inc.*	91	3,392
Summit Materials, Inc. — Class A*	137	3,386
Masonite International Corp.*	42	3,329
Tetra Tech, Inc.	80	3,268
KLX, Inc.*	73	3,263
MSA Safety, Inc.	44	3,110
Vishay Intertechnology, Inc.	189	3,109
Applied Industrial Technologies, Inc.	50	3,093
II-VI, Inc.*	83	2,992
Moog, Inc. — Class A*	44	2,963
Hillenbrand, Inc.	82	2,940
Knight Transportation, Inc.	93	2,916
RBC Bearings, Inc.*	30	2,913
Itron, Inc.*	47	2,853
Trex Company, Inc.*	41	2,845
Worthington Industries, Inc.	63	2,841

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 97

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Franklin Electric Company, Inc.	65	$2,798
Granite Construction, Inc.	55	2,760
KapStone Paper and Packaging Corp.	118	2,726
Plexus Corp.*	47	2,717
Mueller Industries, Inc.	78	2,670
Rexnord Corp.*	114	2,631
Mueller Water Products, Inc. — Class A	217	2,565
Universal Forest Products, Inc.	26	2,562
Trinseo S.A.	38	2,551
TopBuild Corp.*	54	2,538
Simpson Manufacturing Company, Inc.	58	2,499
Brady Corp. — Class A	64	2,474
Headwaters, Inc.*	101	2,371
Watts Water Technologies, Inc. — Class A	38	2,369
Knowles Corp.*	123	2,331
Methode Electronics, Inc.	51	2,326
Apogee Enterprises, Inc.	38	2,265
Benchmark Electronics, Inc.*	69	2,194
Hub Group, Inc. — Class A*	47	2,181
Actuant Corp. — Class A	82	2,161
Rogers Corp.*	25	2,147
Swift Transportation Co. — Class A*	104	2,136
AZZ, Inc.	35	2,082
EnPro Industries, Inc.	29	2,064
Fabrinet*	49	2,059
Exponent, Inc.	34	2,025
AAON, Inc.	57	2,015
Forward Air Corp.	42	1,998
ESCO Technologies, Inc.	34	1,975
Comfort Systems USA, Inc.	52	1,906
Matson, Inc.	60	1,906
Greif, Inc. — Class A	34	1,872
Gibraltar Industries, Inc.*	45	1,854
Cubic Corp.	35	1,848
Atlas Air Worldwide Holdings, Inc.*	33	1,830
Standex International Corp.	18	1,802
Kaman Corp.	37	1,781
Aerojet Rocketdyne Holdings, Inc.*	82	1,779
Triumph Group, Inc.	69	1,777
OSI Systems, Inc.*	24	1,752
Albany International Corp. — Class A	38	1,750
Tennant Co.	24	1,744
Builders FirstSource, Inc.*	116	1,728
SPX FLOW, Inc.*	49	1,701
Proto Labs, Inc.*	33	1,686
Tutor Perini Corp.*	53	1,685
TASER International, Inc.*,1	72	1,641
Werner Enterprises, Inc.	62	1,624
TTM Technologies, Inc.*	100	1,613
Astec Industries, Inc.	26	1,599
Greenbrier Companies, Inc.	37	1,595
AAR Corp.	47	1,581
Saia, Inc.*	35	1,551
American Outdoor Brands Corp.*,1	76	1,506
Raven Industries, Inc.	51	1,482
Chart Industries, Inc.*	42	1,467
Boise Cascade Co.*	54	1,442
Badger Meter, Inc.	39	1,433
SPX Corp.*	59	1,431
Harsco Corp.*	112	1,428
Patrick Industries, Inc.*	20	1,418
US Ecology, Inc.	30	1,406
Altra Industrial Motion Corp.	35	1,363
Multi-Color Corp.	19	1,349
Briggs & Stratton Corp.	60	1,347
Sturm Ruger & Company, Inc.[1]	25	1,339
TriMas Corp.*	64	1,328
Lindsay Corp.	15	1,322
CIRCOR International, Inc.	22	1,308
Heartland Express, Inc.	65	1,303
Primoris Services Corp.	56	1,300
Applied Optoelectronics, Inc.*	23	1,292
US Concrete, Inc.*	20	1,291
Encore Wire Corp.	28	1,288
Argan, Inc.	19	1,257
Ship Finance International Ltd.	83	1,220
GoPro, Inc. — Class A*,1	140	1,218
General Cable Corp.	67	1,203
Continental Building Products, Inc.*	49	1,201
Novanta, Inc.*	45	1,195
Lydall, Inc.*	22	1,179
Caesarstone Ltd.*	32	1,160
Sun Hydraulics Corp.	32	1,156
JELD-WEN Holding, Inc.*	35	1,150
Federal Signal Corp.	83	1,146
Aegion Corp. — Class A*	49	1,123
Nordic American Tankers Ltd.[1]	137	1,121
Air Transport Services Group, Inc.*	68	1,091
Advanced Drainage Systems, Inc.	49	1,073
TimkenSteel Corp.*	56	1,059
AVX Corp.	64	1,048
Griffon Corp.	42	1,035
Scorpio Tankers, Inc.	227	1,008
Manitowoc Company, Inc.*	176	1,003
Alamo Group, Inc.	13	990
Quanex Building Products Corp.	48	972
Global Brass & Copper Holdings, Inc.	28	963
CTS Corp.	43	916
NN, Inc.	36	907
Kadant, Inc.	15	890
GasLog Ltd.	57	875
Insteel Industries, Inc.	24	867
Chase Corp.	9	859
ArcBest Corp.	33	858
DXP Enterprises, Inc.*	22	833
Echo Global Logistics, Inc.*	39	833
Astronics Corp.*	26	825
FARO Technologies, Inc.*	23	822
MYR Group, Inc.*	20	820
Aerovironment, Inc.*	28	785
Casella Waste Systems, Inc. — Class A*	54	762
Gorman-Rupp Co.	24	754

98 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Hyster-Yale Materials Handling, Inc.	13	$733
Marten Transport Ltd.	31	727
Kratos Defense & Security Solutions, Inc.*	93	724
National Presto Industries, Inc.	7	715
PGT Innovations, Inc.*	66	710
Scorpio Bulkers, Inc.*	77	708
Haynes International, Inc.	18	686
Stoneridge, Inc.*	37	671
Columbus McKinnon Corp.	26	645
Kimball Electronics, Inc.*	38	644
NCI Building Systems, Inc.*	37	635
Advanced Disposal Services, Inc.*	28	633
Teekay Corp.	69	631
Frontline Ltd.[1]	89	600
Babcock & Wilcox Enterprises, Inc.*	64	598
Tredegar Corp.	34	597
Ply Gem Holdings, Inc.*	30	591
Armstrong Flooring, Inc.*	32	589
DHT Holdings, Inc.	127	568
VSE Corp.	13	530
Greif, Inc. — Class B	8	522
Multi Packaging Solutions International Ltd.*	29	521
Forterra, Inc.*	26	507
NVE Corp.	6	497
YRC Worldwide, Inc.*	45	495
Mistras Group, Inc.*	23	492
Mesa Laboratories, Inc.	4	491
Park Electrochemical Corp.	26	464
Myers Industries, Inc.	29	460
GP Strategies Corp.*	18	455
American Railcar Industries, Inc.[1]	11	452
Atkore International Group, Inc.*	17	447
TRC Companies, Inc.*	25	436
Park-Ohio Holdings Corp.	12	431
Control4 Corp.*	27	426
CECO Environmental Corp.	40	420
Powell Industries, Inc.	12	413
Energy Recovery, Inc.*	49	408
Ducommun, Inc.*	14	403
NV5 Global, Inc.*	10	376
Milacron Holdings Corp.*	20	372
Vicor Corp.*	22	354
Dorian LPG Ltd.*	33	347
Teekay Tankers Ltd. — Class A	163	334
Bel Fuse, Inc. — Class B	13	332
LSI Industries, Inc.	32	323
Graham Corp.	14	322
Covenant Transportation Group, Inc. — Class A*	17	320
Ardmore Shipping Corp.[1]	39	314
Energous Corp.*,1	20	312
Gener8 Maritime, Inc.*	54	306
Roadrunner Transportation Systems, Inc.*	42	289
Vishay Precision Group, Inc.*	18	284
Hurco Companies, Inc.	9	280
Orion Group Holdings, Inc.*	37	276
Sparton Corp.*	13	273
ZAGG, Inc.*	37	266
Electro Scientific Industries, Inc.*	38	265
LSB Industries, Inc.*,1	28	263
Radiant Logistics, Inc.*	52	260
Celadon Group, Inc.	37	242
Olympic Steel, Inc.	13	241
UFP Technologies, Inc.*	9	233
Heritage-Crystal Clean, Inc.*	17	233
Fluidigm Corp.*	39	222
IES Holdings, Inc.*	12	217
Layne Christensen Co.*	24	212
Overseas Shipholding Group, Inc. — Class A*	54	208
FreightCar America, Inc.	16	200
Hornbeck Offshore Services, Inc.*,1	45	199
International Seaways, Inc.*	10	191
Omega Flex, Inc.	4	191
Navios Maritime Acquisition Corp.	111	191
Hill International, Inc.*	45	187
Hardinge, Inc.	16	180
Lawson Products, Inc.*	8	180
Ampco-Pittsburgh Corp.	12	169
Gencor Industries, Inc.*	11	164
Allied Motion Technologies, Inc.	8	161
Universal Logistics Holdings, Inc.	11	158
Aqua Metals, Inc.*,1	8	156
Costamare, Inc.	21	140
Willis Lease Finance Corp.*	6	134
American Superconductor Corp.*	16	110
Handy & Harman Ltd.*	4	109
USA Truck, Inc.*	12	88
NL Industries, Inc.*	12	77
Tidewater, Inc.*	66	76
Power Solutions International, Inc.*	7	71
PAM Transportation Services, Inc.*	4	65
Total Industrial		368,809

Consumer, Cyclical - 2.7%
Tenneco, Inc.	77	4,806
Jack in the Box, Inc.	46	4,678
Texas Roadhouse, Inc. — Class A	92	4,097
Beacon Roofing Supply, Inc.*	83	4,080
Dana, Inc.	207	3,997
Cheesecake Factory, Inc.	63	3,992
Cracker Barrel Old Country Store, Inc.[1]	25	3,981
Buffalo Wild Wings, Inc.*	26	3,972
Office Depot, Inc.	766	3,572
Cooper Tire & Rubber Co.	77	3,415
Hawaiian Holdings, Inc.*	73	3,391
Wolverine World Wide, Inc.	135	3,370
ILG, Inc.	158	3,311
Steven Madden Ltd.*	85	3,277
American Eagle Outfitters, Inc.	232	3,255
FirstCash, Inc.	66	3,243
Dave & Buster’s Entertainment, Inc.*	53	3,238

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 99

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Five Below, Inc.*	74	$3,205
LCI Industries	32	3,194
Anixter International, Inc.*	40	3,171
Papa John’s International, Inc.	38	3,042
Dorman Products, Inc.*	37	3,039
Big Lots, Inc.	62	3,018
Churchill Downs, Inc.	19	3,018
Children’s Place, Inc.[1]	25	3,001
Marriott Vacations Worldwide Corp.	30	2,997
UniFirst Corp.	21	2,970
HNI Corp.	63	2,903
Bloomin’ Brands, Inc.	144	2,841
IMAX Corp.*	82	2,788
Deckers Outdoor Corp.*	46	2,748
Lithia Motors, Inc. — Class A	32	2,741
Allegiant Travel Co. — Class A	17	2,724
TRI Pointe Group, Inc.*	207	2,597
Herman Miller, Inc.	82	2,587
Chico’s FAS, Inc.	181	2,570
RH*,1	55	2,544
Boyd Gaming Corp.*	114	2,509
PriceSmart, Inc.	27	2,489
iRobot Corp.*,1	37	2,447
SkyWest, Inc.	70	2,398
KB Home	114	2,267
Columbia Sportswear Co.	38	2,233
Cooper-Standard Holdings, Inc.*	20	2,219
Group 1 Automotive, Inc.	29	2,148
AMC Entertainment Holdings, Inc. — Class A	68	2,139
Gentherm, Inc.*	51	2,002
Steelcase, Inc. — Class A	119	1,993
American Axle & Manufacturing Holdings, Inc.*	106	1,991
Meritage Homes Corp.*	54	1,987
Core-Mark Holding Company, Inc.	63	1,965
Meritor, Inc.*	114	1,953
DSW, Inc. — Class A	93	1,923
Mobile Mini, Inc.	63	1,922
Penn National Gaming, Inc.*	104	1,917
Wabash National Corp.[1]	90	1,861
La-Z-Boy, Inc.	68	1,835
MDC Holdings, Inc.	59	1,773
Select Comfort Corp.*	71	1,759
Bob Evans Farms, Inc.	27	1,751
American Woodmark Corp.*	19	1,744
BMC Stock Holdings, Inc.*	76	1,718
Interface, Inc. — Class A	90	1,715
Scientific Games Corp. — Class A*	72	1,703
SeaWorld Entertainment, Inc.	93	1,700
Navistar International Corp.*	69	1,699
Asbury Automotive Group, Inc.*	28	1,683
HSN, Inc.	44	1,632
Knoll, Inc.	67	1,595
Caleres, Inc.	60	1,585
La Quinta Holdings, Inc.*	117	1,582
Genesco, Inc.*	28	1,553
Sonic Corp.	61	1,547
Triton International Ltd.	57	1,470
Pinnacle Entertainment, Inc.*	75	1,464
Callaway Golf Co.	132	1,460
ClubCorp Holdings, Inc.	90	1,445
Standard Motor Products, Inc.	29	1,425
Installed Building Products, Inc.*	27	1,424
Liberty TripAdvisor Holdings, Inc. — Class A*	101	1,424
Cavco Industries, Inc.*	12	1,397
Belmond Ltd. — Class A*	115	1,392
Universal Electronics, Inc.*	20	1,370
Rush Enterprises, Inc. — Class A*	41	1,356
ScanSource, Inc.*	34	1,335
G-III Apparel Group Ltd.*	60	1,313
Denny’s Corp.*	106	1,311
DineEquity, Inc.	24	1,306
International Speedway Corp. — Class A	35	1,293
BJ’s Restaurants, Inc.*	32	1,293
Oxford Industries, Inc.	20	1,145
Abercrombie & Fitch Co. — Class A	95	1,133
Taylor Morrison Home Corp. — Class A*	51	1,087
H&E Equipment Services, Inc.	44	1,079
National CineMedia, Inc.	85	1,074
Ethan Allen Interiors, Inc.	35	1,073
Winnebago Industries, Inc.	36	1,053
Red Robin Gourmet Burgers, Inc.*	18	1,052
Fossil Group, Inc.*,1	59	1,030
Ascena Retail Group, Inc.*	241	1,027
Caesars Acquisition Co. — Class A*	66	1,016
Tailored Brands, Inc.	68	1,016
Guess?, Inc.	86	959
Express, Inc.*	103	938
Ollie’s Bargain Outlet Holdings, Inc.*	28	938
Red Rock Resorts, Inc. — Class A	42	932
Isle of Capri Casinos, Inc.*	35	923
Ruth’s Hospitality Group, Inc.	46	922
Douglas Dynamics, Inc.	30	920
Hibbett Sports, Inc.*	31	915
AdvancePierre Foods Holdings, Inc.	29	904
Fiesta Restaurant Group, Inc.*	36	871
Wesco Aircraft Holdings, Inc.*	76	866
Tile Shop Holdings, Inc.	45	865
Biglari Holdings, Inc.*	2	864
Superior Industries International, Inc.	34	862
Fox Factory Holding Corp.*	30	861
Kimball International, Inc. — Class B	52	858
Finish Line, Inc. — Class A	59	840
Francesca’s Holdings Corp.*	54	829
SiteOne Landscape Supply, Inc.*	17	823
Barnes & Noble, Inc.	88	814
Modine Manufacturing Co.*	66	805
Nautilus, Inc.*	44	803
Marcus Corp.	25	803
Pier 1 Imports, Inc.[1]	111	795

100 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Essendant, Inc.	52	$788
M/I Homes, Inc.*	32	784
Cato Corp. — Class A	35	769
Sonic Automotive, Inc. — Class A	38	762
Tower International, Inc.	28	759
Eldorado Resorts, Inc.*	39	738
Motorcar Parts of America, Inc.*	24	738
MarineMax, Inc.*	34	736
Caesars Entertainment Corp.*	77	735
Lumber Liquidators Holdings, Inc.*,1	35	735
Crocs, Inc.*	102	721
LGI Homes, Inc.*,1	21	712
Buckle, Inc.	38	707
GNC Holdings, Inc. — Class A1	96	707
Shake Shack, Inc. — Class A*	21	701
Carrols Restaurant Group, Inc.*	48	679
William Lyon Homes — Class A*	32	660
Chuy’s Holdings, Inc.*	22	656
Fred’s, Inc. — Class A1	50	655
Vitamin Shoppe, Inc.*,1	32	645
Titan International, Inc.	61	631
Unifi, Inc.*	22	625
Rush Enterprises, Inc. — Class B*	20	624
Regis Corp.*	52	609
Haverty Furniture Companies, Inc.	25	609
Wingstop, Inc.	21	594
Del Frisco’s Restaurant Group, Inc.*	32	578
EZCORP, Inc. — Class A*	70	571
Veritiv Corp.*	11	570
Malibu Boats, Inc. — Class A*	25	561
Intrawest Resorts Holdings, Inc.*	22	550
Camping World Holdings, Inc. — Class A	17	548
Barnes & Noble Education, Inc.*	57	547
Acushnet Holdings Corp.*	31	536
Beazer Homes USA, Inc.*	44	534
Century Communities, Inc.*	21	533
Hooker Furniture Corp.	17	528
Movado Group, Inc.	21	524
PetMed Express, Inc.	26	524
Party City Holdco, Inc.*	37	520
REV Group, Inc.	18	496
Daktronics, Inc.	51	482
Zoe’s Kitchen, Inc.*	26	481
Metaldyne Performance Group, Inc.	21	480
PC Connection, Inc.	16	477
Culp, Inc.	15	468
Potbelly Corp.*	33	459
Zumiez, Inc.*	25	458
Flexsteel Industries, Inc.	9	454
Iconix Brand Group, Inc.*	60	451
Shoe Carnival, Inc.	18	442
Libbey, Inc.	29	422
Eros International plc*,1	41	422
PICO Holdings, Inc.*	30	420
Monarch Casino & Resort, Inc.*	14	414
Del Taco Restaurants, Inc.*	31	411
America’s Car-Mart, Inc.*	11	401
Miller Industries, Inc.	15	395
Perry Ellis International, Inc.*	18	387
Hovnanian Enterprises, Inc. — Class A*	168	381
Bassett Furniture Industries, Inc.	14	377
Spartan Motors, Inc.	47	376
Titan Machinery, Inc.*	24	368
Supreme Industries, Inc. — Class A	18	365
Big 5 Sporting Goods Corp.	24	362
Reading International, Inc. — Class A*	23	357
GMS, Inc.*	10	350
NACCO Industries, Inc. — Class A	5	349
Winmark Corp.	3	339
Habit Restaurants, Inc. — Class A*	19	336
Freshpet, Inc.*,1	30	330
Planet Fitness, Inc. — Class A	17	328
Citi Trends, Inc.[1]	19	323
El Pollo Loco Holdings, Inc.*,1	27	323
Lifetime Brands, Inc.	16	322
Green Brick Partners, Inc.*	32	318
Speedway Motorsports, Inc.	16	301
Duluth Holdings, Inc. — Class B*,1	14	298
Bojangles’, Inc.*	14	287
AV Homes, Inc.*	16	263
Johnson Outdoors, Inc. — Class A	7	256
Weyco Group, Inc.	9	253
Vera Bradley, Inc.*	27	251
Nathan’s Famous, Inc.*	4	251
Conn’s, Inc.*	28	245
Tuesday Morning Corp.*	63	236
Kirkland’s, Inc.*	19	236
Ruby Tuesday, Inc.*	83	233
West Marine, Inc.	24	229
Century Casinos, Inc.*	29	219
Sequential Brands Group, Inc.*	54	210
Superior Uniform Group, Inc.	11	205
Golden Entertainment, Inc.	15	198
Horizon Global Corp.*	14	194
Escalade, Inc.	15	194
J Alexander’s Holdings, Inc.*	19	191
New Home Company, Inc.*	18	188
Marine Products Corp.	17	185
At Home Group, Inc.*	12	182
Boot Barn Holdings, Inc.*	18	178
MCBC Holdings, Inc.	11	178
Systemax, Inc.	16	177
Delta Apparel, Inc.*	10	176
Sears Holdings Corp.*,1	15	172
Lindblad Expeditions Holdings, Inc.*	19	170
Build-A-Bear Workshop, Inc. — Class A*	19	168
Sportsman’s Warehouse Holdings, Inc.*,1	35	167
Jamba, Inc.*	18	163
Tilly’s, Inc. — Class A	17	153
Destination XL Group, Inc.*	51	145
Red Lion Hotels Corp.*	20	141
Strattec Security Corp.	5	139

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 101

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Blue Bird Corp.*	8	$137
Stein Mart, Inc.	44	132
UCP, Inc. — Class A*	12	122
JAKKS Pacific, Inc.*	21	116
Fogo De Chao, Inc.*	7	114
Unique Fabricating, Inc.	9	108
Gaia, Inc.*	10	100
Empire Resorts, Inc.*	4	97
Noodles & Co.*	16	92
Stage Stores, Inc.[1]	35	91
Container Store Group, Inc.*	21	89
Luby’s, Inc.*	26	81
Kona Grill, Inc.*	10	63
Sears Hometown and Outlet Stores, Inc.*	15	59
Vince Holding Corp.*	30	47
CompX International, Inc.	2	31
Performance Sports Group Ltd.*	30	25
Workhorse Group, Inc.*	9	24
Total Consumer, Cyclical		296,470

Technology - 2.5%
Advanced Micro Devices, Inc.*	1,042	15,374
Microsemi Corp.*	158	8,141
Take-Two Interactive Software, Inc.*	135	8,001
Cavium, Inc.*	89	6,377
Aspen Technology, Inc.*	108	6,363
Fair Isaac Corp.	44	5,674
MAXIMUS, Inc.	90	5,598
j2 Global, Inc.	66	5,538
Cirrus Logic, Inc.*	88	5,340
MKS Instruments, Inc.	74	5,087
Blackbaud, Inc.	66	5,060
EPAM Systems, Inc.*	67	5,060
Monolithic Power Systems, Inc.	54	4,972
NetScout Systems, Inc.*	124	4,706
Entegris, Inc.*	196	4,585
Integrated Device Technology, Inc.*	186	4,403
Science Applications International Corp.	59	4,390
Medidata Solutions, Inc.*	76	4,384
Silicon Laboratories, Inc.*	58	4,266
CACI International, Inc. — Class A*	33	3,871
Lumentum Holdings, Inc.*	71	3,787
Verint Systems, Inc.*	86	3,730
Paycom Software, Inc.*	62	3,566
ACI Worldwide, Inc.*	160	3,422
Electronics for Imaging, Inc.*	66	3,222
Acxiom Corp.*	108	3,075
Semtech Corp.*	90	3,042
Diebold Nixdorf, Inc.	95	2,917
CommVault Systems, Inc.*	54	2,744
Inphi Corp.*	56	2,734
Cornerstone OnDemand, Inc.*	69	2,683
Convergys Corp.	125	2,644
MicroStrategy, Inc. — Class A*	14	2,629
RealPage, Inc.*	75	2,618
Ambarella, Inc.*	45	2,462
NeuStar, Inc. — Class A*	74	2,453
Cabot Microelectronics Corp.	32	2,451
Power Integrations, Inc.	37	2,433
Synaptics, Inc.*	49	2,426
HubSpot, Inc.*	39	2,361
XPERI CORP.	68	2,308
Mercury Systems, Inc.*	59	2,304
3D Systems Corp.*	150	2,243
Pegasystems, Inc.	50	2,193
MaxLinear, Inc. — Class A*	78	2,188
Ebix, Inc.[1]	35	2,144
ExlService Holdings, Inc.*	45	2,131
MACOM Technology Solutions Holdings, Inc.*	44	2,125
Brooks Automation, Inc.	94	2,106
Insight Enterprises, Inc.*	51	2,096
Progress Software Corp.	70	2,034
2U, Inc.*	51	2,023
Omnicell, Inc.*	49	1,992
Rambus, Inc.*	151	1,984
Envestnet, Inc.*	58	1,873
Callidus Software, Inc.*	84	1,793
CSG Systems International, Inc.	45	1,701
Veeco Instruments, Inc.*	56	1,672
BroadSoft, Inc.*	41	1,648
Amkor Technology, Inc.*	140	1,623
Sykes Enterprises, Inc.*	55	1,617
InvenSense, Inc. — Class A*	114	1,440
Synchronoss Technologies, Inc.*	58	1,415
Qualys, Inc.*	37	1,402
Stratasys Ltd.*,1	68	1,393
Super Micro Computer, Inc.*	54	1,369
Bottomline Technologies de, Inc.*	56	1,324
Diodes, Inc.*	54	1,299
SPS Commerce, Inc.*	22	1,287
Globant S.A.*	35	1,274
MTS Systems Corp.	23	1,266
Cray, Inc.*	56	1,226
ManTech International Corp. — Class A	34	1,177
Lattice Semiconductor Corp.*	167	1,156
New Relic, Inc.*	31	1,149
Virtusa Corp.*	38	1,148
Monotype Imaging Holdings, Inc.	57	1,146
FormFactor, Inc.*	95	1,126
Box, Inc. — Class A*	67	1,093
Nimble Storage, Inc.*	87	1,088
Quality Systems, Inc.*	70	1,067
Unisys Corp.*	70	977
Nanometrics, Inc.*	32	975
Photronics, Inc.*	91	974
CEVA, Inc.*	27	959
Rudolph Technologies, Inc.*	42	941
Pure Storage, Inc. — Class A*,1	95	934
Ultratech, Inc.*	29	859
PROS Holdings, Inc.*	35	847
Vocera Communications, Inc.*	34	844
PDF Solutions, Inc.*	37	837

102 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Syntel, Inc.	46	$774
Five9, Inc.*,1	46	757
Exar Corp.*	58	755
Axcelis Technologies, Inc.*	40	752
Ultra Clean Holdings, Inc.*	44	742
Engility Holdings, Inc.*	25	724
Actua Corp.*	51	717
Cotiviti Holdings, Inc.*	17	708
Barracuda Networks, Inc.*	30	693
Cohu, Inc.	36	665
TeleTech Holdings, Inc.	22	651
Xcerra Corp.*	73	649
Silver Spring Networks, Inc.*	53	598
InnerWorkings, Inc.*	54	538
Hortonworks, Inc.*	54	530
MINDBODY, Inc. — Class A*	19	522
LivePerson, Inc.*	74	507
Benefitfocus, Inc.*,1	18	503
IXYS Corp.	34	495
Evolent Health, Inc. — Class A*	22	491
Carbonite, Inc.*	24	487
Bazaarvoice, Inc.*	113	486
Workiva, Inc.*	31	485
Computer Programs & Systems, Inc.[1]	16	448
Varonis Systems, Inc.*	14	445
Sapiens International Corporation N.V.	33	425
Blackline, Inc.*	14	417
Digi International, Inc.*	35	417
Alpha & Omega Semiconductor Ltd.*	24	413
Digimarc Corp.*	14	378
Brightcove, Inc.*	42	374
Xactly Corp.*	31	369
QAD, Inc. — Class A	13	362
American Software, Inc. — Class A	35	360
Kopin Corp.*	85	349
DSP Group, Inc.*	29	348
Jive Software, Inc.*	80	344
Immersion Corp.*	39	338
Instructure, Inc.*	14	328
Glu Mobile, Inc.*	143	325
Sigma Designs, Inc.*	51	319
EMCORE Corp.	35	315
Model N, Inc.*	30	314
Appfolio, Inc. — Class A*	11	299
pdvWireless, Inc.*	13	284
MobileIron, Inc.*	65	283
Mitek Systems, Inc.*	41	273
Eastman Kodak Co.*	23	265
KEYW Holding Corp.*	28	264
Maxwell Technologies, Inc.*	44	256
Rosetta Stone, Inc.*	26	254
GigPeak, Inc.*	81	249
Impinj, Inc.*,1	8	242
Exa Corp.*	19	241
Planet Payment, Inc.*	60	239
DMC Global, Inc.	19	236
Park City Group, Inc.*	18	222
USA Technologies, Inc.*	51	217
Avid Technology, Inc.*	46	214
Castlight Health, Inc. — Class B*	56	204
Radisys Corp.*	50	200
Agilysys, Inc.*	21	198
Tangoe, Inc.*	37	196
Amber Road, Inc.*	24	185
Guidance Software, Inc.*	31	183
ExOne Co.*,1	15	153
NCI, Inc. — Class A*	8	120
ALJ Regional Holdings, Inc.*	26	97
Cogint, Inc.*	20	93
SecureWorks Corp. — Class A*	8	76
NantHealth, Inc.*,1	10	50
Majesco*	9	46
Total Technology		277,835

Communications - 1.5%
LogMeIn, Inc.	72	7,019
Ciena Corp.*	191	4,509
Proofpoint, Inc.*	58	4,314
InterDigital, Inc.	49	4,228
ViaSat, Inc.*	66	4,212
Nexstar Media Group, Inc. — Class A	60	4,208
Sinclair Broadcast Group, Inc. — Class A1	102	4,131
Finisar Corp.*	150	4,101
GrubHub, Inc.*,1	112	3,683
Viavi Solutions, Inc.*	326	3,495
Meredith Corp.[1]	52	3,359
Zendesk, Inc.*	112	3,141
TiVo Corp.	162	3,038
DigitalGlobe, Inc.*	88	2,882
WebMD Health Corp. — Class A*	53	2,791
Time, Inc.	142	2,748
Cogent Communications Holdings, Inc.	59	2,539
New York Times Co. — Class A	173	2,491
Plantronics, Inc.	46	2,489
Stamps.com, Inc.*,1	21	2,486
ePlus, Inc.*	18	2,431
Shutterfly, Inc.*	48	2,318
RingCentral, Inc. — Class A*	81	2,293
NETGEAR, Inc.*	46	2,279
Liberty Media Corporation-Liberty Formula One — Class C*	64	2,186
Infinera Corp.*	196	2,005
EW Scripps Co. — Class A*	83	1,946
MSG Networks, Inc. — Class A*	83	1,938
8x8, Inc.*	123	1,875
Shenandoah Telecommunications Co.	65	1,823
Ubiquiti Networks, Inc.*	36	1,809
Wayfair, Inc. — Class A*,1	44	1,782
NIC, Inc.	88	1,777
Ixia*	89	1,749
Houghton Mifflin Harcourt Co.*	171	1,736
Vonage Holdings Corp.*	265	1,675
Imperva, Inc.*	40	1,642

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 103

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Gigamon, Inc.*	46	$1,635
Consolidated Communications Holdings, Inc.[1]	68	1,593
Scholastic Corp.	37	1,575
Etsy, Inc.*	146	1,552
Oclaro, Inc.*	155	1,522
West Corp.	60	1,465
ADTRAN, Inc.	67	1,390
Windstream Holdings, Inc.[1]	254	1,384
Gannett Company, Inc.	164	1,374
Gray Television, Inc.*	89	1,291
Q2 Holdings, Inc.*	35	1,219
TrueCar, Inc.*,1	75	1,159
Web.com Group, Inc.*	59	1,139
World Wrestling Entertainment, Inc. — Class A	51	1,133
Iridium Communications, Inc.*,1	114	1,100
Extreme Networks, Inc.*	144	1,081
ATN International, Inc.	15	1,056
Cincinnati Bell, Inc.*	59	1,044
Liberty Media Corporation-Liberty Braves — Class C*	44	1,041
Shutterstock, Inc.*,1	25	1,034
Liberty Media Corporation-Liberty Media — Class A*	31	1,014
Blucora, Inc.*	55	952
Chegg, Inc.*,1	111	937
GTT Communications, Inc.*	36	877
ORBCOMM, Inc.*	90	860
Gogo, Inc.*	78	858
Perficient, Inc.*	49	851
Quotient Technology, Inc.*	89	850
HealthStream, Inc.*	35	848
CalAmp Corp.*	50	840
New Media Investment Group, Inc.	58	824
Globalstar, Inc.*	506	810
General Communication, Inc. — Class A*	37	770
MDC Partners, Inc. — Class A	72	677
Loral Space & Communications, Inc.*	17	670
Endurance International Group Holdings, Inc.*	83	652
Boingo Wireless, Inc.*	50	650
Bankrate, Inc.*	66	637
Harmonic, Inc.*	106	631
XO Group, Inc.*	34	585
ShoreTel, Inc.*	93	572
A10 Networks, Inc.*	62	567
VASCO Data Security International, Inc.*	42	567
Entravision Communications Corp. — Class A	90	558
Spok Holdings, Inc.	28	532
tronc, Inc.*	37	515
Entercom Communications Corp. — Class A1	36	515
Straight Path Communications, Inc. — Class B*,1	14	504
Trade Desk, Inc. — Class A*	13	485
FairPoint Communications, Inc.*	29	481
FTD Companies, Inc.*	23	463
Lumos Networks Corp.*	26	460
Comtech Telecommunications Corp.	31	457
Sonus Networks, Inc.*	67	442
RetailMeNot, Inc.*	54	437
Lands’ End, Inc.*	20	429
Daily Journal Corp.*	2	429
Calix, Inc.*	58	421
Acacia Communications, Inc.*,1	7	410
Rapid7, Inc.*	27	404
Silicom Ltd.	8	397
Telenav, Inc.*	45	389
NeoPhotonics Corp.*	43	387
RigNet, Inc.*	18	386
1-800-Flowers.com, Inc. — Class A*	35	357
ChannelAdvisor Corp.*	32	357
Zix Corp.*	74	356
MeetMe, Inc.*	58	342
Central European Media Enterprises Ltd. — Class A*	106	329
Angie’s List, Inc.*	56	319
Liberty Media Corporation - Liberty Braves — Class A*	13	311
Rubicon Project, Inc.*	52	306
IDT Corp. — Class B	23	293
Overstock.com, Inc.*	17	292
HC2 Holdings, Inc.*	47	291
DHI Group, Inc.*	69	273
Liquidity Services, Inc.*	33	264
Saga Communications, Inc. — Class A	5	255
Limelight Networks, Inc.*	98	253
Clearfield, Inc.*	15	247
Reis, Inc.	12	215
Global Eagle Entertainment, Inc.*	66	211
Preformed Line Products Co.	4	209
Hawaiian Telcom Holdco, Inc.*	9	206
QuinStreet, Inc.*	52	203
TechTarget, Inc.*	22	199
Intelsat S.A.*	44	183
Black Box Corp.	20	179
KVH Industries, Inc.*	21	176
RealNetworks, Inc.*	33	160
Rightside Group Ltd.*	16	159
VirnetX Holding Corp.*,1	67	154
Autobytel, Inc.*	12	150
Townsquare Media, Inc. — Class A*	12	146
Aerohive Networks, Inc.*	33	139
Marchex, Inc. — Class B*	47	128
Salem Media Group, Inc. — Class A	16	119
Radio One, Inc. — Class D*	34	112
Corindus Vascular Robotics, Inc.*	77	101
NII Holdings, Inc.*	74	96
Global Sources Ltd.*	11	91
Numerex Corp. — Class A*	19	91

104 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Hemisphere Media Group, Inc.*	7	$82
Value Line, Inc.	2	34
Total Communications		166,303

Basic Materials - 1.0%
Chemours Co.	254	9,780
Olin Corp.	230	7,560
Sensient Technologies Corp.	63	4,994
US Silica Holdings, Inc.	95	4,559
PolyOne Corp.	115	3,920
Minerals Technologies, Inc.	49	3,753
Ingevity Corp.*	60	3,651
Balchem Corp.	44	3,626
HB Fuller Co.	69	3,558
GCP Applied Technologies, Inc.*	99	3,232
Commercial Metals Co.	160	3,060
Cliffs Natural Resources, Inc.*	360	2,956
Chemtura Corp.*	88	2,939
Stillwater Mining Co.*	170	2,936
AK Steel Holding Corp.*	398	2,862
Hecla Mining Co.	528	2,793
Allegheny Technologies, Inc.	152	2,730
Carpenter Technology Corp.	64	2,387
Quaker Chemical Corp.	17	2,238
Stepan Co.	26	2,049
Innospec, Inc.	31	2,007
Kaiser Aluminum Corp.	24	1,917
Coeur Mining, Inc.*	229	1,850
Univar, Inc.*	60	1,839
Ferro Corp.*	115	1,747
Schweitzer-Mauduit International, Inc.	42	1,740
Neenah Paper, Inc.	23	1,718
Tronox Ltd. — Class A	89	1,642
Innophos Holdings, Inc.	26	1,403
PH Glatfelter Co.	61	1,326
Clearwater Paper Corp.*	23	1,288
Kraton Corp.*	41	1,268
A. Schulman, Inc.	39	1,227
Koppers Holdings, Inc.*	28	1,186
Deltic Timber Corp.	14	1,094
Calgon Carbon Corp.	70	1,022
Ferroglobe plc	91	940
Materion Corp.	27	906
Century Aluminum Co.*	69	876
Fairmount Santrol Holdings, Inc.*	116	850
Rayonier Advanced Materials, Inc.	60	807
Schnitzer Steel Industries, Inc. — Class A	36	743
CSW Industrials, Inc.*	19	697
American Vanguard Corp.	39	647
Hawkins, Inc.	13	637
Aceto Corp.	39	617
OMNOVA Solutions, Inc.*	60	594
KMG Chemicals, Inc.	12	553
Kronos Worldwide, Inc.	30	493
Landec Corp.*	37	444
Gold Resource Corp.	69	312
Orchids Paper Products Co.[1]	12	288
Oil-Dri Corporation of America	7	261
United States Lime & Minerals, Inc.	3	237
Ryerson Holding Corp.*	18	227
Codexis, Inc.*	47	226
AgroFresh Solutions, Inc.*	30	131
Valhi, Inc.	34	112
Total Basic Materials		111,455

Utilities - 0.8%
WGL Holdings, Inc.	71	5,859
IDACORP, Inc.	70	5,806
Southwest Gas Holdings, Inc.	67	5,554
Portland General Electric Co.	124	5,508
ONE Gas, Inc.	72	4,867
Black Hills Corp.	71	4,720
New Jersey Resources Corp.	118	4,673
ALLETE, Inc.	69	4,672
Spire, Inc.	62	4,185
PNM Resources, Inc.	111	4,107
NorthWestern Corp.	67	3,933
South Jersey Industries, Inc.	110	3,922
Avista Corp.	88	3,436
MGE Energy, Inc.	49	3,185
Ormat Technologies, Inc.	55	3,139
El Paso Electric Co.	57	2,879
California Water Service Group	67	2,402
Northwest Natural Gas Co.	38	2,246
American States Water Co.	50	2,215
Otter Tail Corp.	53	2,009
Atlantica Yield plc	81	1,698
NRG Yield, Inc. — Class C	88	1,558
Chesapeake Utilities Corp.	21	1,453
Dynegy, Inc.*	162	1,273
SJW Group	22	1,061
Unitil Corp.	19	856
NRG Yield, Inc. — Class A	49	852
Middlesex Water Co.	22	813
Connecticut Water Service, Inc.	15	797
York Water Co.	18	631
Atlantic Power Corp.*	160	424
Artesian Resources Corp. — Class A	11	358
Delta Natural Gas Company, Inc.	10	304
Consolidated Water Company Ltd.	20	233
EnerNOC, Inc.*	37	222
Spark Energy, Inc. — Class A	6	192
Ameresco, Inc. — Class A*	29	190
Genie Energy Ltd. — Class B	17	123
Global Water Resources, Inc.	11	96
Total Utilities		92,451

Energy - 0.8%
RSP Permian, Inc.*	137	5,675
PDC Energy, Inc.*	78	4,863
Oasis Petroleum, Inc.*	324	4,620
Western Refining, Inc.	112	3,928
SemGroup Corp. — Class A	92	3,312
Callon Petroleum Co.*	237	3,119

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 105

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Matador Resources Co.*	113	$2,688
NOW, Inc.*	148	2,510
MRC Global, Inc.*	130	2,383
Oil States International, Inc.*	70	2,320
McDermott International, Inc.*	336	2,268
Carrizo Oil & Gas, Inc.*	78	2,235
SRC Energy, Inc.*	257	2,169
Delek US Holdings, Inc.	86	2,087
Pattern Energy Group, Inc.	92	1,852
Forum Energy Technologies, Inc.*	83	1,718
Unit Corp.*	70	1,692
TerraForm Power, Inc. — Class A*	121	1,497
SEACOR Holdings, Inc.*	21	1,453
Exterran Corp.*	45	1,415
Helix Energy Solutions Group, Inc.*	177	1,375
Green Plains, Inc.	51	1,262
Denbury Resources, Inc.*	487	1,256
Archrock, Inc.	97	1,203
Clayton Williams Energy, Inc.*	8	1,057
Flotek Industries, Inc.*	76	972
Newpark Resources, Inc.*	114	923
Thermon Group Holdings, Inc.*	44	917
Atwood Oceanics, Inc.*,1	96	915
Seadrill Ltd.*	523	863
Sanchez Energy Corp.*,1	86	820
SunCoke Energy, Inc.*	89	797
REX American Resources Corp.*	8	724
Par Pacific Holdings, Inc.*	43	709
Bristow Group, Inc.	46	700
California Resources Corp.*	45	677
Keane Group, Inc.*	43	615
TerraForm Global, Inc. — Class A*	126	605
Matrix Service Co.*	36	594
Jagged Peak Energy, Inc.*	44	574
Renewable Energy Group, Inc.*	53	554
Alon USA Energy, Inc.	44	536
Tesco Corp.*	64	515
FutureFuel Corp.	34	482
Sunrun, Inc.*	87	470
Natural Gas Services Group, Inc.*	17	443
CVR Energy, Inc.[1]	22	442
Panhandle Oil and Gas, Inc. — Class A	21	403
Era Group, Inc.*	27	358
Westmoreland Coal Co.*	24	348
Plug Power, Inc.*	244	337
Clean Energy Fuels Corp.*	121	309
Geospace Technologies Corp.*	19	308
Ring Energy, Inc.*	28	303
Cobalt International Energy, Inc.*	566	302
Trecora Resources*	27	300
Parker Drilling Co.*	167	292
TETRA Technologies, Inc.*	71	289
Pacific Ethanol, Inc.*	40	274
Evolution Petroleum Corp.	33	264
EP Energy Corp. — Class A*	54	257
Independence Contract Drilling, Inc.*	42	231
Jones Energy, Inc. — Class A*	87	222
Contango Oil & Gas Co.*	30	220
Eclipse Resources Corp.*	79	201
Pioneer Energy Services Corp.*	50	200
Abraxas Petroleum Corp.*	97	196
CARBO Ceramics, Inc.*	15	196
PHI, Inc.*	16	192
Bill Barrett Corp.*	38	173
Willbros Group, Inc.*	61	167
Northern Oil and Gas, Inc.*	64	166
TPI Composites, Inc.*	8	152
Dawson Geophysical Co.*	27	150
W&T Offshore, Inc.*	50	139
EXCO Resources, Inc.*	193	120
Adams Resources & Energy, Inc.	3	112
Vivint Solar, Inc.*	32	90
Erin Energy Corp.*	19	46
Earthstone Energy, Inc.*	3	38
FuelCell Energy, Inc.*	22	30
Total Energy		82,189

Diversified - 0.0%**
HRG Group, Inc.*	164	3,168
Wins Finance Holdings, Inc.*,1	2	290
Total Diversified		3,458

Government - 0.0%**
Banco Latinoamericano de Comercio Exterior S.A. — Class E	42	1,165

Total Common Stocks
(Cost $2,334,423)		2,613,802

WARRANTS†† - 0.0%**
Imperial Holdings, Inc.
$10.75, 10/06/19	4	—
Total Warrants
(Cost $—)		—

RIGHTS††† - 0.0%**
Tobira Therapeutics CVR
Expires 11/02/18	14	—
Trinity Place Holdings, Inc.
Expires 04/03/17	1	—
Omthera Pharmaceuticals, Inc.
Expires 12/31/20	57	—
Dyax Corp.
Expires 01/25/18	714	—
Nexstar Media Group, Inc.
Expires 01/18/19	85	—
Total Rights
(Cost $—)		—

106 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 57.9%
Guggenheim Strategy Fund II2	134,597	$3,364,931
Guggenheim Strategy Fund I2	122,323	3,064,195
Total Mutual Funds
(Cost $6,416,279)		6,429,126

	Face Amount

REPURCHASE AGREEMENTS††,3 - 12.2%
Mizuho Securities LLC issued 03/31/17 at 0.71% due 04/03/17[4]	$596,074	596,074
RBC Capital Markets LLC issued 03/31/17 at 0.72% due 04/03/17	437,253	437,253
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	281,694	281,694
UMB Financial Corp. issued 03/31/17 at 0.68% due 04/03/17	43,180	43,180
Total Repurchase Agreements
(Cost $1,358,201)		1,358,201

	Shares

SECURITIES LENDING COLLATERAL†,5 - 0.8%
First American Government Obligations Fund — Class Z, 0.61%[6]	92,617	92,617
Total Securities Lending Collateral
(Cost $92,617)		92,617

Total Investments - 94.4%
(Cost $10,201,520)		$10,493,746
Other Assets & Liabilities, net - 5.6%		618,996
Total Net Assets - 100.0%		$11,112,742

	Contracts	Unrealized Gain

EQUITY FUTURES CONTRACTS PURCHASED†
June 2017 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $1,383,800)	20	$41,565

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
BNP Paribas April 2017 Russell 2000 Index Swap 0.58%[7], Terminating 04/28/17 (Notional Value $8,326,687)	6,008	$165,042
Goldman Sachs International April 2017 Russell 2000 Index Swap 0.81%[7], Terminating 04/27/17 (Notional Value $1,298,157)	937	27,409
Barclays Bank plc April 2017 Russell 2000 Index Swap 0.81%[7], Terminating 04/28/17 (Notional Value $3,056,157)	2,205	7,743
(Total Notional Value $12,681,001)		$200,194

*	Non-income producing security.
**	Less than 0.1% of net assets.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2017 — See Note 6.
[2]	Affiliated issuer — See Note 10.
[3]	Repurchase Agreements — See Note 5.
[4]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2017.
[5]	Securities lending collateral — See Note 6.
[6]	Rate indicated is the 7 day yield as of March 31, 2017.
[7]	Total Return based on Russell 2000 Index +/- financing at a variable rate. Rate indicated is the rate effective at March 31, 2017.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 107

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2		Level 2 - Other*	Level 3		Total
Common Stocks	$2,613,802	$—	$—		$—	$—		$2,613,802
Equity Futures Contracts	—	41,565	—		—	—		41,565
Equity Index Swap Agreements	—	—	—		200,194	—		200,194
Mutual Funds	6,429,126	—	—		—	—		6,429,126
Repurchase Agreements	—	—	1,358,201		—	—		1,358,201
Rights	—	—	—		—	—	**	—
Securities Lending Collateral	92,617	—	—		—	—		92,617
Warrants	—	—	—	**	—	—		—
Total	$9,135,545	$41,565	$1,358,201		$200,194	$—		$10,735,505

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.
**	Security has a market value of $0.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

108 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets:
Investments in unaffiliated issuers, at value - including $90,208 of securities loaned (cost $2,427,040)	$2,706,419
Investments in affiliated issuers, at value (cost $6,416,279)	6,429,126
Repurchase agreements, at value (cost $1,358,201)	1,358,201
Total investments (cost $10,201,520)	10,493,746
Segregated cash with broker	496,000
Unrealized appreciation on swap agreements	200,194
Cash	181
Receivables:
Variation margin	2,500
Securities sold	54,745
Fund shares sold	10,987
Dividends	14,746
Interest	27
Securities lending income	139
Total assets	11,273,265

Liabilities:
Payable for:
Return of securities loaned	92,617
Securities purchased	24,424
Management fees	12,242
Licensing fees	9,931
Fund shares redeemed	7,236
Distribution and service fees	4,360
Transfer agent and administrative fees	3,400
Portfolio accounting fees	1,360
Miscellaneous	4,953
Total liabilities	160,523
Commitments and contingent liabilities (Note 14)	—
Net assets	$11,112,742

Net assets consist of:
Paid in capital	$13,650,025
Accumulated net investment loss	(30,945)
Accumulated net realized loss on investments	(3,040,323)
Net unrealized appreciation on investments	533,985
Net assets	$11,112,742

A-Class:
Net assets	$1,171,912
Capital shares outstanding	20,929
Net asset value per share	$55.99
Maximum offering price per share(Net asset value divided by 95.25%)	$58.78

C-Class:
Net assets	$1,493,602
Capital shares outstanding	30,965
Net asset value per share	$48.24

H-Class:
Net assets	$8,447,228
Capital shares outstanding	151,226
Net asset value per share	$55.86

STATEMENT OF OPERATIONS
Year Ended March 31, 2017

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $27)	$67,343
Dividends from securities of affiliated issuers	75,592
Interest	53,163
Income from securities lending, net	1,811
Other income	28
Total investment income	197,937

Expenses:
Management fees	227,184
Transfer agent and administrative fees	63,107
Distribution and service fees:
A-Class	2,246
C-Class	14,544
H-Class	57,225
Portfolio accounting fees	25,242
Custodian fees	3,592
Trustees’ fees*	1,799
Line of credit fees	231
Miscellaneous	52,964
Total expenses	448,134
Net investment loss	(250,197)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	2,405,872
Investments in affiliated issuers	9,969
Swap agreements	(3,178,858)
Futures contracts	(771,801)
Net realized loss	(1,534,818)
Net change in unrealized appreciation(depreciation) on:
Investments in unaffiliated issuers	(394,337)
Investments in affiliated issuers	12,916
Swap agreements	107,851
Futures contracts	31,263
Net change in unrealized appreciation(depreciation)	(242,307)
Net realized and unrealized loss	(1,777,125)
Net decrease in net assets resulting from operations	$(2,027,322)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 109

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(250,197)	$(232,821)
Net realized gain (loss) on investments	(1,534,818)	2,034,802
Net change in unrealized appreciation (depreciation) on investments	(242,307)	(2,714,053)
Net decrease in net assets resulting from operations	(2,027,322)	(912,072)

Distributions to shareholders from:
Net realized gains
A-Class	(89,296)	(37,011)
C-Class	(161,707)	(125,275)
H-Class	(799,962)	(816,653)
Total distributions to shareholders	(1,050,965)	(978,939)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,237,997	4,129,543
C-Class	155,476	123,456
H-Class	656,240,773	340,767,371
Distributions reinvested
A-Class	83,282	34,810
C-Class	159,867	123,960
H-Class	795,517	813,382
Cost of shares redeemed
A-Class	(832,386)	(4,165,989)
C-Class	(442,235)	(293,524)
H-Class	(653,076,024)	(350,796,800)
Net increase (decrease) from capital share transactions	4,322,267	(9,263,791)
Net increase (decrease) in net assets	1,243,980	(11,154,802)

Net assets:
Beginning of year	9,868,762	21,023,564
End of year	$11,112,742	$9,868,762
Accumulated net investment loss at end of year	$(30,945)	$(35,883)

Capital share activity:
Shares sold
A-Class	24,980	74,547
C-Class	3,593	2,397
H-Class	12,853,203	6,930,733
Shares issued from reinvestment of distributions
A-Class	1,620	723
C-Class	3,600	2,917
H-Class	15,495	16,938
Shares redeemed
A-Class	(16,769)	(74,982)
C-Class	(9,755)	(6,389)
H-Class	(12,897,361)	(7,088,735)
Net decrease in shares	(21,394)	(141,851)

110 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$44.78	$58.05	$53.23	$39.32	$32.20
Income (loss) from investment operations:
Net investment income (loss)[a]	(.32)	(.43)	(.39)	(.37)	(.16)
Net gain (loss) on investments (realized and unrealized)	16.87	(9.03)	5.41	14.28	7.28
Total from investment operations	16.55	(9.46)	5.02	13.91	7.12
Less distributions from:
Net realized gains	(5.34)	(3.81)	(.20)	—	—
Total distributions	(5.34)	(3.81)	(.20)	—	—
Net asset value, end of period	$55.99	$44.78	$58.05	$53.23	$39.32

Total Return[b]	38.01%	(16.75%)	9.48%	35.38%	22.11%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,172	$497	$627	$614	$392
Ratios to average net assets:
Net investment income (loss)	(0.62%)	(0.85%)	(0.74%)	(0.78%)	(0.51%)
Total expenses[c]	1.73%	1.70%	1.70%	1.72%	1.71%
Portfolio turnover rate	1,315%	971%	830%	472%	527%

C-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$39.44	$52.01	$48.08	$35.78	$29.52
Income (loss) from investment operations:
Net investment income (loss)[a]	(.63)	(.73)	(.70)	(.65)	(.34)
Net gain (loss) on investments (realized and unrealized)	14.77	(8.03)	4.83	12.95	6.60
Total from investment operations	14.14	(8.76)	4.13	12.30	6.26
Less distributions from:
Net realized gains	(5.34)	(3.81)	(.20)	—	—
Total distributions	(5.34)	(3.81)	(.20)	—	—
Net asset value, end of period	$48.24	$39.44	$52.01	$48.08	$35.78

Total Return[b]	36.98%	(17.36%)	8.64%	34.38%	21.21%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,494	$1,322	$1,800	$1,864	$1,685
Ratios to average net assets:
Net investment income (loss)	(1.41%)	(1.62%)	(1.49%)	(1.55%)	(1.15%)
Total expenses[c]	2.47%	2.45%	2.45%	2.47%	2.46%
Portfolio turnover rate	1,315%	971%	830%	472%	527%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 111

RUSSELL 2000® 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$44.75	$57.94	$53.13	$39.24	$32.13
Income (loss) from investment operations:
Net investment income (loss)[a]	(.51)	(.51)	(.40)	(.37)	(.08)
Net gain (loss) on investments (realized and unrealized)	16.96	(8.87)	5.41	14.26	7.19
Total from investment operations	16.45	(9.38)	5.01	13.89	7.11
Less distributions from:
Net realized gains	(5.34)	(3.81)	(.20)	—	—
Total distributions	(5.34)	(3.81)	(.20)	—	—
Net asset value, end of period	$55.86	$44.75	$57.94	$53.13	$39.24

Total Return[b]	37.80%	(16.63%)	9.48%	35.40%	22.13%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,447	$8,049	$18,596	$19,056	$44,955
Ratios to average net assets:
Net investment income (loss)	(0.98%)	(1.01%)	(0.76%)	(0.81%)	(0.25%)
Total expenses[c]	1.73%	1.70%	1.70%	1.72%	1.71%
Portfolio turnover rate	1,315%	971%	830%	472%	527%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

112 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

RUSSELL 2000® FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the Russell 2000® Index (the “underlying index”).

Russell 2000® Fund H-Class turned in a 23.95% performance for the one-year period ended March 31, 2016. Its benchmark, the Russell 2000 Index, returned 26.22% for the period. Russell 2000® Fund maintained a daily correlation of over 99% to its benchmark of the daily price movement of the Russell 2000 Index.

Among sectors, the biggest performance contributors to the underlying index during the period were Financials and Information Technology. No sector detracted; the Telecommunications Services sector contributed the least to return, followed by the Consumer Staples sector.

Advanced Micro Devices, Inc., Chemours Co., and Exelisis, Inc. were the largest contributors to the performance of the underlying index for the year. Myriad Genetics, Inc., Abercrombie & Fitch Co. Class A, and Impax Laboratories, Inc. were the leading detractors from the performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 31, 2006
C-Class	May 31, 2006
H-Class	May 31, 2006

Ten Largest Holdings (% of Total Net Assets)
Advanced Micro Devices, Inc.	0.5%
Chemours Co.	0.3%
Microsemi Corp.	0.3%
Take-Two Interactive Software, Inc.	0.3%
Olin Corp.	0.2%
LogMeIn, Inc.	0.2%
New Residential Investment Corp.	0.2%
Coherent, Inc.	0.2%
Exelixis, Inc.	0.2%
FNB Corp.	0.2%
Top Ten Total	2.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 113

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2017

	1 Year	5 Year	10 Year
A-Class Shares	23.96%	10.43%	5.38%
A-Class Shares with sales charge†	18.08%	9.36%	4.86%
C-Class Shares	23.03%	9.57%	4.53%
C-Class Shares with CDSC‡	22.03%	9.57%	4.53%
H-Class Shares	23.95%	10.41%	5.35%
Russell 2000 Index	26.22%	15.60%	9.44%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on H-Class shares and A-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

114 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2017
RUSSELL 2000® FUND

	Shares	Value

COMMON STOCKS† - 83.2%

Financial - 22.7%
New Residential Investment Corp.	6,465	$109,775
FNB Corp.	6,956	103,434
Prosperity Bancshares, Inc.	1,464	102,055
PrivateBancorp, Inc. — Class A	1,718	101,998
Bank of the Ozarks, Inc.	1,941	100,951
Webster Financial Corp.	2,008	100,480
Investors Bancorp, Inc.	6,509	93,599
Hudson Pacific Properties, Inc.	2,652	91,865
Texas Capital Bancshares, Inc.*	1,077	89,876
IBERIABANK Corp.	1,096	86,694
Umpqua Holdings Corp.	4,835	85,773
Radian Group, Inc.	4,711	84,609
Primerica, Inc.	1,028	84,501
Medical Properties Trust, Inc.	6,443	83,051
GEO Group, Inc.[1]	1,761	81,658
Hancock Holding Co.	1,792	81,626
Healthcare Realty Trust, Inc.	2,498	81,185
Gramercy Property Trust	3,080	81,004
DuPont Fabros Technology, Inc.	1,632	80,931
CNO Financial Group, Inc.	3,920	80,360
Wintrust Financial Corp.	1,127	77,898
MGIC Investment Corp.*	7,466	75,631
UMB Financial Corp.	982	73,954
Chemical Financial Corp.	1,441	73,707
Sunstone Hotel Investors, Inc.	4,756	72,909
Ellie Mae, Inc.*	717	71,894
Home BancShares, Inc.	2,647	71,654
MB Financial, Inc.	1,658	70,996
Stifel Financial Corp.*	1,403	70,417
First Industrial Realty Trust, Inc.	2,541	67,667
LaSalle Hotel Properties	2,334	67,569
Fulton Financial Corp.	3,762	67,152
Physicians Realty Trust	3,352	66,604
Evercore Partners, Inc. — Class A	854	66,527
Pinnacle Financial Partners, Inc.	1,000	66,450
CoreSite Realty Corp.	733	66,007
Washington Federal, Inc.	1,989	65,836
Sterling Bancorp	2,773	65,720
Education Realty Trust, Inc.	1,608	65,687
Cousins Properties, Inc.	7,833	64,779
Valley National Bancorp	5,419	63,944
United Bankshares, Inc.	1,500	63,375
RLJ Lodging Trust	2,668	62,725
Cathay General Bancorp	1,624	61,192
National Health Investors, Inc.	816	59,266
Essent Group Ltd.*	1,633	59,066
Ryman Hospitality Properties, Inc.	950	58,739
Selective Insurance Group, Inc.	1,244	58,654
WageWorks, Inc.*	799	57,768
BancorpSouth, Inc.	1,895	57,324
Glacier Bancorp, Inc.	1,667	56,561
First Financial Bankshares, Inc.	1,396	55,980
First Citizens BancShares, Inc. — Class A	166	55,671
Great Western Bancorp, Inc.	1,291	54,751
BGC Partners, Inc. — Class A	4,762	54,096
Hope Bancorp, Inc.	2,807	53,810
Colony Starwood Homes	1,570	53,302
Mack-Cali Realty Corp.	1,953	52,614
Acadia Realty Trust	1,748	52,544
Community Bank System, Inc.	942	51,791
Urban Edge Properties	1,963	51,627
Financial Engines, Inc.	1,170	50,953
EastGroup Properties, Inc.	691	50,809
Old National Bancorp	2,907	50,436
Washington Real Estate Investment Trust	1,606	50,236
Lexington Realty Trust	5,030	50,199
RLI Corp.	832	49,936
QTS Realty Trust, Inc. — Class A	1,024	49,920
South State Corp.	557	49,768
Columbia Banking System, Inc.	1,270	49,517
Retail Opportunity Investments Corp.	2,353	49,484
PS Business Parks, Inc.	431	49,462
DiamondRock Hospitality Co.	4,392	48,971
CVB Financial Corp.	2,213	48,885
Blackhawk Network Holdings, Inc.*	1,202	48,801
Enstar Group Ltd.*	249	47,633
Trustmark Corp.	1,475	46,890
First Midwest Bancorp, Inc.	1,933	45,773
Pebblebrook Hotel Trust[1]	1,565	45,714
Alexander & Baldwin, Inc.	1,020	45,410
Genworth Financial, Inc. — Class A*	11,010	45,362
Hilltop Holdings, Inc.	1,641	45,078
STAG Industrial, Inc.	1,793	44,861
American Equity Investment Life Holding Co.	1,875	44,306
EverBank Financial Corp.	2,253	43,888
Argo Group International Holdings Ltd.	630	42,714
United Community Banks, Inc.	1,535	42,504
International Bancshares Corp.	1,198	42,409
Janus Capital Group, Inc.	3,159	41,698
Astoria Financial Corp.	2,014	41,307
Capitol Federal Financial, Inc.	2,789	40,803
Potlatch Corp.	889	40,627
Kennedy-Wilson Holdings, Inc.	1,805	40,071
Eagle Bancorp, Inc.*	669	39,939
TowneBank	1,223	39,625
LTC Properties, Inc.	825	39,517
LendingClub Corp.*	7,195	39,501
Sabra Health Care REIT, Inc.	1,413	39,465
Kite Realty Group Trust	1,809	38,894
LegacyTexas Financial Group, Inc.	970	38,703
Xenia Hotels & Resorts, Inc.	2,263	38,629
Invesco Mortgage Capital, Inc.	2,463	37,980
Independent Bank Corp.	566	36,790
First Financial Bancorp	1,340	36,783
Monogram Residential Trust, Inc.	3,685	36,739
ServisFirst Bancshares, Inc.	1,008	36,671
Banner Corp.	657	36,555
Renasant Corp.	919	36,475
Horace Mann Educators Corp.	887	36,411

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 115

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
RUSSELL 2000® FUND

	Shares	Value

American Assets Trust, Inc.	856	$35,815
Select Income REIT	1,387	35,771
Northwest Bancshares, Inc.	2,102	35,398
Simmons First National Corp. — Class A	641	35,351
Washington Prime Group, Inc.	4,065	35,325
CBL & Associates Properties, Inc.	3,692	35,222
First Merchants Corp.	891	35,034
Global Net Lease, Inc.	1,452	34,964
Kemper Corp.	868	34,633
Provident Financial Services, Inc.	1,336	34,536
NBT Bancorp, Inc.	927	34,364
Ameris Bancorp	745	34,345
BofI Holding, Inc.*,1	1,311	34,256
WesBanco, Inc.	878	33,461
PRA Group, Inc.*	1,008	33,415
Union Bankshares Corp.	948	33,351
Apollo Commercial Real Estate Finance, Inc.	1,736	32,654
FCB Financial Holdings, Inc. — Class A*	655	32,456
Rexford Industrial Realty, Inc.	1,435	32,317
Government Properties Income Trust	1,534	32,107
Chesapeake Lodging Trust	1,300	31,147
BNC Bancorp	888	31,124
Park National Corp.	291	30,613
Summit Hotel Properties, Inc.	1,894	30,266
Four Corners Property Trust, Inc.	1,321	30,158
Westamerica Bancorporation	540	30,148
Pacific Premier Bancorp, Inc.*	770	29,684
Waddell & Reed Financial, Inc. — Class A1	1,737	29,529
Boston Private Financial Holdings, Inc.	1,791	29,372
WSFS Financial Corp.	626	28,765
Kearny Financial Corp.	1,910	28,746
Franklin Street Properties Corp.	2,285	27,741
Redwood Trust, Inc.	1,668	27,705
Terreno Realty Corp.	988	27,664
CenterState Banks, Inc.	1,046	27,091
AMERISAFE, Inc.[1]	415	26,934
Navigators Group, Inc.	491	26,661
Employers Holdings, Inc.	702	26,641
PennyMac Mortgage Investment Trust	1,491	26,465
CYS Investments, Inc.	3,315	26,354
Agree Realty Corp.	544	26,091
Berkshire Hills Bancorp, Inc.	721	25,992
S&T Bancorp, Inc.	747	25,846
First Commonwealth Financial Corp.	1,938	25,698
Tompkins Financial Corp.	317	25,534
Aircastle Ltd.	1,044	25,192
National General Holdings Corp.	1,059	25,162
Walker & Dunlop, Inc.*	602	25,097
Heartland Financial USA, Inc.	497	24,825
Beneficial Bancorp, Inc.	1,536	24,576
MBIA, Inc.*	2,878	24,377
Ramco-Gershenson Properties Trust	1,723	24,156
Brookline Bancorp, Inc.	1,514	23,694
Seritage Growth Properties[1]	546	23,560
CareTrust REIT, Inc.	1,380	23,212
Capital Bank Financial Corp. — Class A	534	23,176
RE/MAX Holdings, Inc. — Class A	388	23,066
WisdomTree Investments, Inc.[1]	2,514	22,827
Lakeland Financial Corp.	527	22,724
Pennsylvania Real Estate Investment Trust	1,494	22,619
Infinity Property & Casualty Corp.	236	22,538
FelCor Lodging Trust, Inc.	2,983	22,402
Stewart Information Services Corp.	500	22,090
Banc of California, Inc.[1]	1,067	22,087
Safety Insurance Group, Inc.	315	22,082
Capstead Mortgage Corp.	2,089	22,018
HFF, Inc. — Class A	785	21,721
Sandy Spring Bancorp, Inc.	515	21,110
Hanmi Financial Corp.	686	21,095
National Storage Affiliates Trust	870	20,793
City Holding Co.	319	20,569
Cardinal Financial Corp.	687	20,569
Monmouth Real Estate Investment Corp.	1,424	20,320
Alexander’s, Inc.	47	20,297
Piper Jaffray Cos.	317	20,240
United Fire Group, Inc.	473	20,230
Central Pacific Financial Corp.	662	20,217
Enterprise Financial Services Corp.	473	20,055
Maiden Holdings Ltd.	1,432	20,048
State Bank Financial Corp.	765	19,982
First Busey Corp.	677	19,904
Nelnet, Inc. — Class A	443	19,430
Meridian Bancorp, Inc.	1,055	19,307
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	946	19,109
FNFV Group*	1,439	19,067
Stock Yards Bancorp, Inc.	465	18,902
Southside Bancshares, Inc.	563	18,900
St. Joe Co.*	1,105	18,840
United Financial Bancorp, Inc.	1,097	18,660
Ambac Financial Group, Inc.*	985	18,577
Parkway, Inc.	925	18,398
Customers Bancorp, Inc.*	581	18,319
Cohen & Steers, Inc.	457	18,266
ARMOUR Residential REIT, Inc.	804	18,259
Tier REIT, Inc.	1,045	18,141
Greenhill & Company, Inc.	607	17,785
Moelis & Co. — Class A	460	17,710
iStar, Inc.*	1,500	17,700
Universal Insurance Holdings, Inc.[1]	715	17,518
Third Point Reinsurance Ltd.*	1,445	17,485
Universal Health Realty Income Trust	271	17,480
Altisource Residential Corp.	1,145	17,461
Lakeland Bancorp, Inc.	879	17,228
First Interstate BancSystem, Inc. — Class A	431	17,089
National Bank Holdings Corp. — Class A	525	17,063
New Senior Investment Group, Inc.	1,669	17,024
Hersha Hospitality Trust	905	17,005
MTGE Investment Corp.	1,006	16,851
MainSource Financial Group, Inc.	505	16,630
Northfield Bancorp, Inc.	920	16,578

116 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
RUSSELL 2000® FUND

	Shares	Value

Flushing Financial Corp.	607	$16,310
Chatham Lodging Trust	821	16,215
Washington Trust Bancorp, Inc.	326	16,072
1st Source Corp.	342	16,057
Encore Capital Group, Inc.*	521	16,047
Heritage Financial Corp.	645	15,964
Meta Financial Group, Inc.	180	15,930
Cass Information Systems, Inc.	240	15,864
TriCo Bancshares	443	15,740
OceanFirst Financial Corp.	558	15,722
Investors Real Estate Trust	2,650	15,714
Houlihan Lokey, Inc.	456	15,709
InfraREIT, Inc.	871	15,678
TrustCo Bank Corp. NY	1,997	15,676
Independent Bank Group, Inc.	243	15,625
Silver Bay Realty Trust Corp.	727	15,608
KCG Holdings, Inc. — Class A*	873	15,566
Seacoast Banking Corporation of Florida*	648	15,539
ConnectOne Bancorp, Inc.	639	15,496
BancFirst Corp.	171	15,373
Community Trust Bancorp, Inc.	333	15,235
HomeStreet, Inc.*	544	15,205
National Western Life Group, Inc. — Class A1	49	14,904
New York Mortgage Trust, Inc. REIT	2,406	14,845
PHH Corp.*	1,159	14,754
Camden National Corp.	334	14,709
First BanCorp*	2,602	14,701
German American Bancorp, Inc.	310	14,675
Investment Technology Group, Inc.	720	14,580
Getty Realty Corp.	573	14,480
Bryn Mawr Bank Corp.	364	14,378
Oritani Financial Corp.	844	14,348
Preferred Bank/Los Angeles CA	265	14,220
Greenlight Capital Re Ltd. — Class A*	642	14,188
Easterly Government Properties, Inc.	712	14,090
CU Bancorp*	355	14,076
FBL Financial Group, Inc. — Class A	215	14,072
Univest Corporation of Pennsylvania	542	14,038
NorthStar Realty Europe Corp.	1,209	14,012
Park Sterling Corp.	1,128	13,886
Dime Community Bancshares, Inc.	684	13,885
CoBiz Financial, Inc.	814	13,675
Bridge Bancorp, Inc.	390	13,650
PJT Partners, Inc. — Class A	388	13,615
James River Group Holdings Ltd.	312	13,372
Ladder Capital Corp. — Class A	926	13,371
OM Asset Management plc	877	13,260
Urstadt Biddle Properties, Inc. — Class A	640	13,158
First Potomac Realty Trust	1,268	13,035
Diamond Hill Investment Group, Inc.	67	13,035
Flagstar Bancorp, Inc.*	458	12,911
Saul Centers, Inc.	209	12,879
Virtus Investment Partners, Inc.	120	12,708
First of Long Island Corp.	468	12,659
First Bancorp	431	12,624
INTL FCStone, Inc.*	329	12,489
Forestar Group, Inc.*	911	12,435
Stonegate Bank	262	12,338
NMI Holdings, Inc. — Class A*	1,080	12,312
Ocwen Financial Corp.*	2,201	12,039
Mercantile Bank Corp.	348	11,971
Great Southern Bancorp, Inc.	234	11,817
Independence Realty Trust, Inc.	1,250	11,713
Anworth Mortgage Asset Corp.	2,094	11,622
Horizon Bancorp	429	11,248
TriState Capital Holdings, Inc.*	480	11,208
OFG Bancorp[1]	946	11,163
Nationstar Mortgage Holdings, Inc.*	708	11,158
Pacific Continental Corp.	455	11,148
Peoples Bancorp, Inc.	351	11,113
AG Mortgage Investment Trust, Inc.	614	11,083
QCR Holdings, Inc.	260	11,011
Ashford Hospitality Trust, Inc.	1,710	10,893
Farmer Mac — Class C	188	10,823
Bar Harbor Bankshares	324	10,701
Gladstone Commercial Corp.	517	10,686
Armada Hoffler Properties, Inc.	749	10,404
First Financial Corp.	218	10,355
Southwest Bancorp, Inc.	395	10,329
Peapack Gladstone Financial Corp.[1]	344	10,179
Fidelity Southern Corp.	454	10,161
Waterstone Financial, Inc.	556	10,147
Financial Institutions, Inc.	303	9,984
CatchMark Timber Trust, Inc. — Class A	850	9,792
Blue Hills Bancorp, Inc.	539	9,621
State National Companies, Inc.	667	9,605
First Defiance Financial Corp.	192	9,506
NexPoint Residential Trust, Inc.	393	9,495
Virtu Financial, Inc. — Class A	551	9,367
Access National Corp.[1]	312	9,366
Westwood Holdings Group, Inc.	175	9,347
State Auto Financial Corp.	338	9,278
Altisource Portfolio Solutions S.A.*,1	252	9,274
Live Oak Bancshares, Inc.	428	9,266
Independent Bank Corp.	445	9,212
Cedar Realty Trust, Inc.	1,805	9,061
Republic First Bancorp, Inc.*	1,089	9,039
First Foundation, Inc.*	577	8,949
Allegiance Bancshares, Inc.*	240	8,928
CorEnergy Infrastructure Trust, Inc.	261	8,817
Guaranty Bancorp	360	8,766
Western Asset Mortgage Capital Corp.	895	8,744
Triumph Bancorp, Inc.*	338	8,720
HCI Group, Inc.	189	8,615
Enova International, Inc.*	579	8,598
Bank of NT Butterfield & Son Ltd.	268	8,552
First Community Bancshares, Inc.	342	8,540
Franklin Financial Network, Inc.*	220	8,525
HomeTrust Bancshares, Inc.*	362	8,507
United Community Financial Corp.	1,017	8,482
Bank of Marin Bancorp	131	8,430

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 117

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
RUSSELL 2000® FUND

	Shares	Value

Bank Mutual Corp.	892	$8,385
Arrow Financial Corp.	247	8,373
Cowen Group, Inc. — Class A*	558	8,342
UMH Properties, Inc.	547	8,320
Whitestone REIT — Class B	595	8,235
Green Bancorp, Inc.*	453	8,063
Heritage Commerce Corp.	570	8,037
West Bancorporation, Inc.	347	7,964
Nicolet Bankshares, Inc.*	166	7,858
Ares Commercial Real Estate Corp.	587	7,854
Marcus & Millichap, Inc.*	318	7,816
Farmers National Banc Corp.	543	7,792
Clifton Bancorp, Inc.	479	7,755
Carolina Financial Corp.	253	7,590
First Connecticut Bancorp, Inc.	306	7,589
Opus Bank	375	7,556
Citizens, Inc.*	1,016	7,549
RMR Group, Inc. — Class A	152	7,524
People’s Utah Bancorp	284	7,512
Heritage Insurance Holdings, Inc.	581	7,419
Republic Bancorp, Inc. — Class A	211	7,256
CNB Financial Corp.	303	7,239
Fidelity & Guaranty Life	260	7,228
Atlantic Capital Bancshares, Inc.*	379	7,182
Old Second Bancorp, Inc.	628	7,065
Global Indemnity Ltd*	183	7,044
Arlington Asset Investment Corp. — Class A	494	6,980
OneBeacon Insurance Group Ltd. — Class A	436	6,976
Sierra Bancorp	254	6,967
Dynex Capital, Inc.	981	6,955
Enterprise Bancorp, Inc.	200	6,952
World Acceptance Corp.*	133	6,887
Preferred Apartment Communities, Inc. — Class A	516	6,816
GAIN Capital Holdings, Inc.	816	6,797
National Commerce Corp.*	185	6,771
One Liberty Properties, Inc.	289	6,751
American National Bankshares, Inc.	179	6,668
Community Healthcare Trust, Inc.	276	6,596
Farmers Capital Bank Corp.	161	6,504
City Office REIT, Inc.	534	6,488
Resource Capital Corp.	662	6,468
WMIH Corp.*	4,440	6,438
RAIT Financial Trust	2,008	6,426
Farmland Partners, Inc.	569	6,356
Acacia Research Corp.*	1,092	6,279
Peoples Financial Services Corp.	150	6,270
MidWestOne Financial Group, Inc.	180	6,172
Merchants Bancshares, Inc.	126	6,136
HarborOne Bancorp, Inc.*	320	6,077
First Bancorp, Inc.	222	6,050
United Insurance Holdings Corp.	375	5,981
Orchid Island Capital, Inc.[1]	597	5,964
Citizens & Northern Corp.	256	5,960
Charter Financial Corp.	298	5,862
First Mid-Illinois Bancshares, Inc.	173	5,854
Western New England Bancorp, Inc.	548	5,754
Veritex Holdings, Inc.*	204	5,736
Bluerock Residential Growth REIT, Inc.	465	5,724
Ames National Corp.	187	5,722
Macatawa Bank Corp.	578	5,711
Sun Bancorp, Inc.	234	5,710
Bancorp, Inc.*	1,099	5,605
National Bankshares, Inc.	149	5,595
Safeguard Scientifics, Inc.*	440	5,588
FRP Holdings, Inc.*	138	5,520
Ladenburg Thalmann Financial Services, Inc.*	2,211	5,483
Ashford Hospitality Prime, Inc.	507	5,379
Cascade Bancorp*	687	5,297
On Deck Capital, Inc.*	1,049	5,287
NewStar Financial, Inc.	498	5,269
Old Line Bancshares, Inc.	183	5,212
WashingtonFirst Bankshares, Inc.	185	5,180
Territorial Bancorp, Inc.	166	5,174
FB Financial Corp.*	146	5,163
Capital City Bank Group, Inc.	240	5,134
Hingham Institution for Savings	29	5,129
EMC Insurance Group, Inc.	182	5,107
PennyMac Financial Services, Inc. — Class A*	297	5,064
MedEquities Realty Trust, Inc.	449	5,033
BSB Bancorp, Inc.*	176	4,972
Investors Title Co.	31	4,903
BankFinancial Corp.	332	4,821
Consolidated-Tomoka Land Co.	90	4,819
Baldwin & Lyons, Inc. — Class B	197	4,817
Federated National Holding Co.	275	4,793
eHealth, Inc.*	394	4,744
Kinsale Capital Group, Inc.	146	4,678
Marlin Business Services Corp.	181	4,661
Codorus Valley Bancorp, Inc.	177	4,586
LCNB Corp.	192	4,579
Shore Bancshares, Inc.	274	4,579
First Business Financial Services, Inc.	176	4,569
Southern Missouri Bancorp, Inc.	128	4,547
Regional Management Corp.*	231	4,488
Trupanion, Inc.*,1	315	4,479
Northrim BanCorp, Inc.	148	4,447
Penns Woods Bancorp, Inc.	102	4,432
MBT Financial Corp.	389	4,415
Bankwell Financial Group, Inc.	125	4,299
Premier Financial Bancorp, Inc.	204	4,290
Home Bancorp, Inc.	126	4,253
Great Ajax Corp.	325	4,241
Southern National Bancorp of Virginia, Inc.	245	4,148
Xenith Bankshares, Inc.*	163	4,135
Southern First Bancshares, Inc.*	126	4,114
Century Bancorp, Inc. — Class A	65	3,954
Equity Bancshares, Inc. — Class A*	124	3,939

118 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
RUSSELL 2000® FUND

	Shares	Value

Summit Financial Group, Inc.	182	$3,920
Central Valley Community Bancorp	191	3,916
Owens Realty Mortgage, Inc.	219	3,898
First Internet Bancorp	129	3,806
First Community Financial Partners, Inc.*	297	3,787
ACNB Corp.	131	3,779
MutualFirst Financial, Inc.	119	3,754
Stratus Properties, Inc.	136	3,726
First Northwest Bancorp*	240	3,720
Bear State Financial, Inc.	393	3,694
Oppenheimer Holdings, Inc. — Class A	216	3,694
Union Bankshares, Inc.	85	3,651
Tiptree, Inc. — Class A	500	3,650
Orrstown Financial Services, Inc.	162	3,621
Associated Capital Group, Inc. — Class A	99	3,579
Trinity Place Holdings, Inc.*,1	478	3,494
SI Financial Group, Inc.	243	3,414
Hallmark Financial Services, Inc.*	305	3,370
First Financial Northwest, Inc.	188	3,322
C&F Financial Corp.	71	3,287
Donegal Group, Inc. — Class A	182	3,207
Atlas Financial Holdings, Inc.*	232	3,167
Pzena Investment Management, Inc. — Class A	320	3,149
County Bancorp, Inc.	105	3,051
Global Medical REIT, Inc.	332	3,015
Independence Holding Co.	156	2,902
GAMCO Investors, Inc. — Class A	96	2,841
Midland States Bancorp, Inc.	81	2,786
Impac Mortgage Holdings, Inc.*	218	2,716
Chemung Financial Corp.	68	2,686
Provident Financial Holdings, Inc.	144	2,686
Crawford & Co. — Class B	262	2,628
ESSA Bancorp, Inc.	178	2,595
Pacific Mercantile Bancorp*	335	2,529
Blue Capital Reinsurance Holdings Ltd.	130	2,509
FBR & Co.	128	2,310
Silvercrest Asset Management Group, Inc. — Class A	154	2,048
Provident Bancorp, Inc.*	97	2,032
Manning & Napier, Inc. — Class A	327	1,864
Real Industry, Inc.*	573	1,633
Hennessy Advisors, Inc.	95	1,597
Greene County Bancorp, Inc.	66	1,541
First NBC Bank Holding Co.*	342	1,368
Medley Management, Inc. — Class A	125	1,038
Paragon Commercial Corp.*	19	1,016
California First National Bancorp	52	842
Fifth Street Asset Management, Inc.	112	515
Griffin Industrial Realty, Inc.	15	464
Walter Investment Management Corp.*	408	441
United Development Funding IV	200	380
Total Financial		11,334,475

Consumer, Non-cyclical - 16.0%
Exelixis, Inc.*	4,973	107,766
TESARO, Inc.*	610	93,862
Masimo Corp.*	894	83,375
HealthSouth Corp.	1,941	83,094
NuVasive, Inc.*	1,084	80,953
Bluebird Bio, Inc.*	877	79,720
Deluxe Corp.	1,070	77,222
Kite Pharma, Inc.*,1	944	74,096
Nektar Therapeutics*	3,112	73,039
PAREXEL International Corp.*	1,149	72,513
Medicines Co.*	1,473	72,030
Snyder’s-Lance, Inc.	1,761	70,985
Grand Canyon Education, Inc.*	983	70,393
Wright Medical Group N.V.*	2,257	70,238
Bright Horizons Family Solutions, Inc.*	960	69,590
Healthcare Services Group, Inc.	1,540	66,359
Chemed Corp.	354	64,671
Prestige Brands Holdings, Inc.*	1,164	64,672
Cantel Medical Corp.	784	62,798
Catalent, Inc.*	2,179	61,709
B&G Foods, Inc.	1,438	57,879
Helen of Troy Ltd.*	613	57,745
Ultragenyx Pharmaceutical, Inc.*	826	55,987
Integra LifeSciences Holdings Corp.*	1,322	55,696
CEB, Inc.	703	55,256
Exact Sciences Corp.*	2,312	54,610
Insulet Corp.*	1,261	54,336
On Assignment, Inc.*	1,113	54,015
ABM Industries, Inc.	1,220	53,191
Lancaster Colony Corp.	411	52,953
Brink’s Co.	985	52,648
Neogen Corp.*,1	797	52,242
Darling Ingredients, Inc.*	3,593	52,170
Horizon Pharma plc*	3,528	52,144
Penumbra, Inc.*,1	601	50,153
Clovis Oncology, Inc.*	780	49,663
Nevro Corp.*	525	49,193
ICU Medical, Inc.*	322	49,168
Sotheby’s*	1,078	49,028
DeVry Education Group, Inc.	1,368	48,496
Ironwood Pharmaceuticals, Inc. — Class A*	2,830	48,280
Cimpress N.V.*,1	549	47,317
Matthews International Corp. — Class A	699	47,288
Owens & Minor, Inc.	1,366	47,264
United Natural Foods, Inc.*	1,085	46,904
Sage Therapeutics, Inc.*	659	46,835
Cardtronics plc — Class A*	986	46,095
Sanderson Farms, Inc.[1]	438	45,482
Globus Medical, Inc. — Class A*	1,533	45,407
Haemonetics Corp.*	1,119	45,398
J&J Snack Foods Corp.	328	44,464
Ligand Pharmaceuticals, Inc. — Class B*,1	417	44,135
Zeltiq Aesthetics, Inc.*	776	43,153
Molina Healthcare, Inc.*	946	43,137

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 119

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
RUSSELL 2000® FUND

	Shares	Value

Aaron’s, Inc.	1,438	$42,766
Prothena Corporation plc*	760	42,400
Avon Products, Inc.*	9,636	42,398
Vector Group Ltd.	2,030	42,224
Portola Pharmaceuticals, Inc.*	1,077	42,208
AMN Healthcare Services, Inc.*	1,035	42,020
Advisory Board Co.*	896	41,933
Fresh Del Monte Produce, Inc.	707	41,876
Incorporated Research Holdings, Inc. — Class A*	905	41,494
HealthEquity, Inc.*	943	40,030
Korn/Ferry International	1,253	39,457
Dean Foods Co.	2,004	39,399
Halyard Health, Inc.*	1,024	39,004
Cambrex Corp.*	697	38,370
Universal Corp.	535	37,851
HMS Holdings Corp.*	1,844	37,489
FTI Consulting, Inc.*	908	37,382
NxStage Medical, Inc.*	1,392	37,347
Pacira Pharmaceuticals, Inc.*	797	36,343
Monro Muffler Brake, Inc.	687	35,793
NutriSystem, Inc.	637	35,353
Magellan Health, Inc.*	511	35,285
PRA Health Sciences, Inc.*	529	34,507
WD-40 Co.	308	33,557
Array BioPharma, Inc.*	3,660	32,720
Sarepta Therapeutics, Inc.*	1,097	32,471
Supernus Pharmaceuticals, Inc.*	1,026	32,114
Theravance Biopharma, Inc.*	865	31,849
Air Methods Corp.*	738	31,734
Amedisys, Inc.*	611	31,216
Select Medical Holdings Corp.*	2,334	31,159
Green Dot Corp. — Class A*	933	31,125
Halozyme Therapeutics, Inc.*,1	2,384	30,897
ACCO Brands Corp.*	2,325	30,574
Insperity, Inc.	343	30,407
Travelport Worldwide Ltd.	2,528	29,755
Myriad Genetics, Inc.*	1,477	28,358
Aerie Pharmaceuticals, Inc.*	625	28,344
SpartanNash Co.	808	28,272
FibroGen, Inc.*	1,145	28,224
Boston Beer Company, Inc. — Class A*,1	193	27,917
Natus Medical, Inc.*	711	27,907
Inogen, Inc.*	357	27,689
Spectranetics Corp.*	934	27,203
Merit Medical Systems, Inc.*	941	27,195
Integer Holdings Corp.*	669	26,894
CONMED Corp.	603	26,779
Radius Health, Inc.*	690	26,669
TriNet Group, Inc.*	921	26,617
Repligen Corp.*	739	26,013
Central Garden & Pet Co. — Class A*	732	25,415
TrueBlue, Inc.*	921	25,189
Seaboard Corp.	6	25,017
Cal-Maine Foods, Inc.[1]	677	24,914
Innoviva, Inc.*	1,768	24,451
Navigant Consulting, Inc.*	1,040	23,774
Insmed, Inc.*	1,354	23,709
TherapeuticsMD, Inc.*,1	3,283	23,638
Abaxis, Inc.	480	23,280
Puma Biotechnology, Inc.*	611	22,729
SUPERVALU, Inc.*	5,817	22,453
Spark Therapeutics, Inc.*	418	22,296
Andersons, Inc.	587	22,247
Amicus Therapeutics, Inc.*	3,116	22,217
EVERTEC, Inc.	1,390	22,101
National Beverage Corp.	256	21,639
Community Health Systems, Inc.*	2,414	21,412
Dermira, Inc.*	627	21,387
Five Prime Therapeutics, Inc.*	590	21,329
MiMedx Group, Inc.*,1	2,236	21,309
Alder Biopharmaceuticals, Inc.*	1,024	21,299
Coca-Cola Bottling Company Consolidated	103	21,220
Capella Education Co.[1]	247	21,001
Analogic Corp.	272	20,645
Emergent BioSolutions, Inc.*	710	20,618
Calavo Growers, Inc.	338	20,483
Tivity Health, Inc.*	697	20,283
Impax Laboratories, Inc.*	1,602	20,265
Synergy Pharmaceuticals, Inc.*,1	4,302	20,047
Huron Consulting Group, Inc.*	473	19,913
Viad Corp.	440	19,888
Blueprint Medicines Corp.*	495	19,795
Acorda Therapeutics, Inc.*	940	19,740
Cardiovascular Systems, Inc.*	697	19,708
Ensign Group, Inc.	1,044	19,627
Performance Food Group Co.*	819	19,492
Momenta Pharmaceuticals, Inc.*	1,421	18,970
Glaukos Corp.*	366	18,776
Xencor, Inc.*	776	18,562
Strayer Education, Inc.	230	18,513
Paylocity Holding Corp.*	472	18,233
Corcept Therapeutics, Inc.*	1,633	17,898
LHC Group, Inc.*	328	17,679
LendingTree, Inc.*	139	17,424
National Healthcare Corp.	244	17,397
McGrath RentCorp	514	17,255
US Physical Therapy, Inc.	264	17,239
AMAG Pharmaceuticals, Inc.*	763	17,206
Team, Inc.*	632	17,096
BioTelemetry, Inc.*	590	17,081
ZIOPHARM Oncology, Inc.*,1	2,658	16,852
Depomed, Inc.*	1,335	16,754
ICF International, Inc.*	395	16,314
Global Blood Therapeutics, Inc.*,1	435	16,030
Eagle Pharmaceuticals, Inc.*	193	16,007
Quad/Graphics, Inc.	634	16,002
Luminex Corp.	869	15,964
Diplomat Pharmacy, Inc.*	1,000	15,950
Acceleron Pharma, Inc.*	599	15,856
Kindred Healthcare, Inc.	1,843	15,389
OraSure Technologies, Inc.*	1,186	15,335

120 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
RUSSELL 2000® FUND

	Shares	Value

Coherus Biosciences, Inc.*	718	$15,186
Flexion Therapeutics, Inc.*	564	15,177
PharMerica Corp.*	646	15,116
Epizyme, Inc.*	880	15,092
MGP Ingredients, Inc.	274	14,859
CBIZ, Inc.*	1,080	14,634
Versartis, Inc.*	685	14,625
Retrophin, Inc.*	792	14,620
Orthofix International N.V.*,1	383	14,611
Tootsie Roll Industries, Inc.	389	14,520
Progenics Pharmaceuticals, Inc.*	1,523	14,377
K12, Inc.*	739	14,152
Heska Corp.*	134	14,067
Kelly Services, Inc. — Class A	642	14,034
Inter Parfums, Inc.	382	13,962
Loxo Oncology, Inc.*	330	13,886
Immunomedics, Inc.*	2,130	13,781
John B Sanfilippo & Son, Inc.	186	13,613
Atrion Corp.	29	13,578
Lannett Company, Inc.*,1	606	13,544
BioCryst Pharmaceuticals, Inc.*	1,606	13,490
Omeros Corp.*,1	885	13,381
Anika Therapeutics, Inc.*	308	13,380
Quidel Corp.*	587	13,290
Lexicon Pharmaceuticals, Inc.*,1	924	13,250
Ingles Markets, Inc. — Class A	306	13,204
AtriCure, Inc.*	687	13,156
USANA Health Sciences, Inc.*	227	13,075
RPX Corp.*	1,086	13,032
MacroGenics, Inc.*	697	12,964
Genomic Health, Inc.*	409	12,879
Endologix, Inc.*	1,773	12,837
SP Plus Corp.*	378	12,758
Teladoc, Inc.*,1	510	12,750
Kforce, Inc.	536	12,730
Career Education Corp.*,1	1,462	12,719
Meridian Bioscience, Inc.	912	12,586
Providence Service Corp.*	283	12,577
Aimmune Therapeutics, Inc.*,1	574	12,473
Weis Markets, Inc.	209	12,467
Intra-Cellular Therapies, Inc.*	751	12,204
Accelerate Diagnostics, Inc.*,1	504	12,197
GenMark Diagnostics, Inc.*	927	11,884
Heron Therapeutics, Inc.*,1	787	11,805
K2M Group Holdings, Inc.*	562	11,527
Phibro Animal Health Corp. — Class A	410	11,521
CryoLife, Inc.*	689	11,472
NewLink Genetics Corp.*	473	11,399
Amphastar Pharmaceuticals, Inc.*	779	11,296
Vanda Pharmaceuticals, Inc.*	802	11,228
Esperion Therapeutics, Inc.*	313	11,052
Spectrum Pharmaceuticals, Inc.*	1,695	11,018
Laureate Education, Inc. — Class A*	768	10,958
MoneyGram International, Inc.*	647	10,876
Achillion Pharmaceuticals, Inc.*	2,563	10,790
SciClone Pharmaceuticals, Inc.*	1,096	10,741
Keryx Biopharmaceuticals, Inc.*,1	1,726	10,632
Heidrick & Struggles International, Inc.	401	10,566
Enanta Pharmaceuticals, Inc.*	341	10,503
Resources Connection, Inc.	625	10,469
Atara Biotherapeutics, Inc.*	508	10,439
AngioDynamics, Inc.*	590	10,237
Landauer, Inc.	208	10,140
Medifast, Inc.	228	10,116
Rent-A-Center, Inc.[1]	1,135	10,067
Cross Country Healthcare, Inc.*	701	10,066
Cerus Corp.*	2,215	9,857
Almost Family, Inc.*	201	9,769
Inovio Pharmaceuticals, Inc.*	1,451	9,606
Omega Protein Corp.	479	9,604
Hackett Group, Inc.	491	9,569
Intersect ENT, Inc.*	557	9,553
Cytokinetics, Inc.*	741	9,522
Ennis, Inc.	559	9,503
Foundation Medicine, Inc.*	294	9,482
Weight Watchers International, Inc.*	606	9,435
CorVel Corp.*	216	9,396
TG Therapeutics, Inc.*	806	9,390
Universal American Corp.*	934	9,312
Revance Therapeutics, Inc.*	447	9,298
Lion Biotechnologies, Inc.*	1,234	9,193
NeoGenomics, Inc.*	1,160	9,152
Pacific Biosciences of California, Inc.*	1,756	9,079
La Jolla Pharmaceutical Co.*	304	9,074
Novocure Ltd.*	1,108	8,975
Triple-S Management Corp. — Class B*	510	8,961
Carriage Services, Inc. — Class A	323	8,760
Avexis, Inc.*	114	8,667
Capital Senior Living Corp.*	615	8,647
Ardelyx, Inc.*	683	8,640
Forrester Research, Inc.	217	8,626
STAAR Surgical Co.*	876	8,585
ANI Pharmaceuticals, Inc.*	173	8,565
REGENXBIO, Inc.*	443	8,550
Barrett Business Services, Inc.	155	8,466
Cara Therapeutics, Inc.*,1	460	8,459
Aduro Biotech, Inc.*,1	776	8,342
Accuray, Inc.*	1,743	8,279
Invacare Corp.	693	8,247
Merrimack Pharmaceuticals, Inc.*,1	2,669	8,221
PDL BioPharma, Inc.	3,614	8,204
Central Garden & Pet Co.*	221	8,192
Axovant Sciences Ltd.*	534	7,978
Albany Molecular Research, Inc.*	568	7,969
Surgery Partners, Inc.*	407	7,937
Sangamo Therapeutics, Inc.*	1,519	7,899
Arena Pharmaceuticals, Inc.*	5,362	7,829
American Public Education, Inc.*	339	7,763
CytomX Therapeutics, Inc.*	447	7,720
Paratek Pharmaceuticals, Inc.*	401	7,719
Textainer Group Holdings Ltd.	496	7,589
Novavax, Inc.*	5,905	7,558

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 121

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
RUSSELL 2000® FUND

	Shares	Value

Rigel Pharmaceuticals, Inc.*	2,280	$7,547
Celldex Therapeutics, Inc.*	2,090	7,545
Oxford Immunotec Global plc*	486	7,528
Geron Corp.*,1	3,302	7,496
Tetraphase Pharmaceuticals, Inc.*	795	7,306
Karyopharm Therapeutics, Inc.*	567	7,280
LeMaitre Vascular, Inc.	295	7,266
Enzo Biochem, Inc.*	868	7,265
Akebia Therapeutics, Inc.*	786	7,231
PTC Therapeutics, Inc.*	727	7,154
ImmunoGen, Inc.*	1,843	7,132
Revlon, Inc. — Class A*	256	7,130
Teligent, Inc.*	905	7,068
Alarm.com Holdings, Inc.*	225	6,917
Surmodics, Inc.*	283	6,806
Curis, Inc.*	2,440	6,783
Aclaris Therapeutics, Inc.*,1	226	6,739
NanoString Technologies, Inc.*	335	6,656
Tejon Ranch Co.*	304	6,655
Rockwell Medical, Inc.*	1,048	6,560
Organovo Holdings, Inc.*	2,056	6,538
Primo Water Corp.*	477	6,478
BioSpecifics Technologies Corp.*	118	6,466
Otonomy, Inc.*	526	6,444
Advaxis, Inc.*	784	6,405
Adamas Pharmaceuticals, Inc.*	365	6,388
XBiotech, Inc.*,1	382	6,299
Farmer Brothers Co.*	176	6,222
Concert Pharmaceuticals, Inc.*	361	6,159
CRA International, Inc.	174	6,147
Smart & Final Stores, Inc.*	506	6,123
Civitas Solutions, Inc.*	330	6,056
elf Beauty, Inc.*	210	6,047
Agenus, Inc.*	1,598	6,024
AxoGen, Inc.*	575	6,009
Chimerix, Inc.*	933	5,953
Invitae Corp.*	534	5,906
Zogenix, Inc.*	542	5,881
Chefs’ Warehouse, Inc.*	423	5,880
iRhythm Technologies, Inc.*	155	5,828
Exactech, Inc.*,1	228	5,746
Bellicum Pharmaceuticals, Inc.*	459	5,664
Sucampo Pharmaceuticals, Inc. — Class A*,1	513	5,643
Nutraceutical International Corp.	180	5,607
Idera Pharmaceuticals, Inc.*	2,267	5,599
Ignyta, Inc.*	644	5,538
BioTime, Inc.*	1,591	5,489
Insys Therapeutics, Inc.*,1	514	5,402
CAI International, Inc.*	343	5,399
Amplify Snack Brands, Inc.*,1	639	5,368
Limoneira Co.	256	5,353
Medpace Holdings, Inc.*	178	5,313
Cutera, Inc.*	256	5,299
Vectrus, Inc.*	233	5,208
Seneca Foods Corp. — Class A*	144	5,198
Addus HomeCare Corp.*	162	5,184
ServiceSource International, Inc.*	1,334	5,176
Great Lakes Dredge & Dock Corp.*	1,292	5,168
Dynavax Technologies Corp.*	850	5,058
Natera, Inc.*	570	5,056
RTI Surgical, Inc.*	1,256	5,024
CSS Industries, Inc.	187	4,847
RadNet, Inc.*	813	4,797
Natural Health Trends Corp.	163	4,711
Utah Medical Products, Inc.	75	4,673
Franklin Covey Co.*	223	4,505
WaVe Life Sciences Ltd.*	162	4,455
Seres Therapeutics, Inc.*	390	4,395
Collectors Universe, Inc.	164	4,280
OncoMed Pharmaceuticals, Inc.*	464	4,273
Village Super Market, Inc. — Class A	160	4,240
BioScrip, Inc.*	2,459	4,180
Bridgepoint Education, Inc.*	390	4,161
Ocular Therapeutix, Inc.*	442	4,102
Anavex Life Sciences Corp.*	714	4,098
ConforMIS, Inc.*	782	4,082
Neff Corp. — Class A*	208	4,046
MediciNova, Inc.*,1	649	3,888
Aratana Therapeutics, Inc.*	729	3,864
Care.com, Inc.*	307	3,841
Ra Pharmaceuticals, Inc.*	178	3,790
MyoKardia, Inc.*	282	3,708
Craft Brew Alliance, Inc.*	276	3,685
ChemoCentryx, Inc.*	504	3,669
Cempra, Inc.*	976	3,660
National Research Corp. — Class A	183	3,605
Trevena, Inc.*	978	3,589
Stemline Therapeutics, Inc.*	418	3,574
Quorum Health Corp.*	649	3,531
Infinity Pharmaceuticals, Inc.*	1,074	3,469
Voyager Therapeutics, Inc.*	256	3,389
Minerva Neurosciences, Inc.*	416	3,370
Editas Medicine, Inc.*	150	3,348
Edge Therapeutics, Inc.*	355	3,234
American Renal Associates Holdings, Inc.*	191	3,224
Collegium Pharmaceutical, Inc.*	320	3,219
Ascent Capital Group, Inc. — Class A*	223	3,151
Cellular Biomedicine Group, Inc.*	266	3,139
ARC Document Solutions, Inc.*	898	3,098
Reata Pharmaceuticals, Inc. — Class A*	136	3,080
Jounce Therapeutics, Inc.*	140	3,079
Veracyte, Inc.*	334	3,066
AnaptysBio, Inc.*	110	3,053
B. Riley Financial, Inc.	203	3,045
Durect Corp.*	2,760	2,898
InVivo Therapeutics Holdings Corp.*	704	2,851
Athersys, Inc.*	1,665	2,847
Fortress Biotech, Inc.*	746	2,760
Synutra International, Inc.*	461	2,743
Myovant Sciences Ltd.*	230	2,700
Arrowhead Pharmaceuticals, Inc.*	1,449	2,681

122 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
RUSSELL 2000® FUND

	Shares	Value

Entellus Medical, Inc.*	180	$2,484
Egalet Corp.*,1	485	2,474
Neos Therapeutics, Inc.*	341	2,455
Ophthotech Corp.*	667	2,441
AcelRx Pharmaceuticals, Inc.*	774	2,438
Alliance One International, Inc.*	182	2,339
Zafgen, Inc.*	500	2,330
Pfenex, Inc.*	398	2,312
Cidara Therapeutics, Inc.*	282	2,200
Sorrento Therapeutics, Inc.*	551	2,176
Genesis Healthcare, Inc.*	819	2,162
Intellia Therapeutics, Inc.*	153	2,156
Audentes Therapeutics, Inc.*	126	2,147
Information Services Group, Inc.*	679	2,139
Iridex Corp.*	180	2,137
Endocyte, Inc.*	831	2,136
Protagonist Therapeutics, Inc.*	166	2,126
Liberty Tax, Inc.	149	2,123
MannKind Corp.*	1,419	2,100
PFSweb, Inc.*	321	2,096
Vital Therapies, Inc.*	518	2,072
Nobilis Health Corp.*,1	1,214	2,064
Immune Design Corp.*	303	2,060
Natural Grocers by Vitamin Cottage, Inc.*,1	198	2,057
Turning Point Brands, Inc.*	131	2,044
CPI Card Group, Inc.[1]	459	1,928
Applied Genetic Technologies Corp.*	277	1,911
Nature’s Sunshine Products, Inc.	186	1,860
AAC Holdings, Inc.*	216	1,842
TransEnterix, Inc.*	1,522	1,842
Inventure Foods, Inc.*	415	1,834
Alico, Inc.	69	1,822
Tactile Systems Technology, Inc.*	91	1,724
Asterias Biotherapeutics, Inc.*	496	1,686
ChromaDex Corp.*	626	1,684
T2 Biosystems, Inc.*	319	1,678
Mirati Therapeutics, Inc.*	315	1,638
Syros Pharmaceuticals, Inc.*	102	1,625
Clearside Biomedical, Inc.*	204	1,620
Lifevantage Corp.*	300	1,611
Selecta Biosciences, Inc.*	112	1,604
Bio-Path Holdings, Inc.*	1,935	1,600
Corvus Pharmaceuticals, Inc.*	73	1,516
Cambium Learning Group, Inc.*	293	1,436
GlycoMimetics, Inc.*	261	1,417
Syndax Pharmaceuticals, Inc.*	103	1,413
Lipocine, Inc.*	362	1,412
Regulus Therapeutics, Inc.*	849	1,401
Proteostasis Therapeutics, Inc.*	175	1,369
Titan Pharmaceuticals, Inc.*	412	1,360
Adverum Biotechnologies, Inc.*	503	1,358
NantKwest, Inc.*	365	1,296
OvaScience, Inc.*	686	1,283
TerraVia Holdings, Inc.*	1,718	1,245
ViewRay, Inc.*	145	1,234
Synthetic Biologics, Inc.*	1,765	1,113
PharmAthene, Inc.	1,363	1,106
Lifeway Foods, Inc.*	103	1,105
Aevi Genomic Medicine, Inc.*	594	1,105
vTv Therapeutics, Inc. — Class A*	167	1,094
Senseonics Holdings, Inc.*	608	1,088
Eiger BioPharmaceuticals, Inc.*	91	1,042
CytRx Corp.*	2,310	1,026
Flex Pharma, Inc.*	232	1,021
Axsome Therapeutics, Inc.*	243	948
Agile Therapeutics, Inc.*	290	929
Ampio Pharmaceuticals, Inc.*	1,053	842
Avinger, Inc.*	417	792
iRadimed Corp.*,1	89	792
Inotek Pharmaceuticals Corp.*	382	764
Aptevo Therapeutics, Inc.*	355	731
Trovagene, Inc.*	616	708
Patriot National, Inc.[1]	238	671
Kadmon Holdings, Inc.*	177	641
Adeptus Health, Inc. — Class A*,1	302	544
Tandem Diabetes Care, Inc.*	407	488
Dimension Therapeutics, Inc.*	267	467
Second Sight Medical Products, Inc.*	311	376
Anthera Pharmaceuticals, Inc.*	861	366
Tokai Pharmaceuticals, Inc.*	216	180
Argos Therapeutics, Inc.*	315	142
Galena Biopharma, Inc.*	231	141
Total Consumer, Non-cyclical		8,018,734

Industrial - 11.7%
Coherent, Inc.*	529	108,784
XPO Logistics, Inc.*	2,142	102,581
Teledyne Technologies, Inc.*	749	94,720
Curtiss-Wright Corp.	969	88,431
EMCOR Group, Inc.	1,325	83,408
Woodward, Inc.	1,159	78,719
Louisiana-Pacific Corp.*	3,154	78,282
Universal Display Corp.	907	78,093
Littelfuse, Inc.	485	77,556
EnerSys	953	75,230
Tech Data Corp.*	766	71,927
SYNNEX Corp.	639	71,530
Kennametal, Inc.[1]	1,728	67,788
Sanmina Corp.*	1,607	65,244
Belden, Inc.	917	63,447
Dycom Industries, Inc.*	668	62,091
Joy Global, Inc.	2,157	60,936
John Bean Technologies Corp.	680	59,805
Advanced Energy Industries, Inc.*	864	59,236
MasTec, Inc.*	1,448	57,992
Golar LNG Ltd.	2,075	57,956
Summit Materials, Inc. — Class A*	2,321	57,351
Barnes Group, Inc.	1,099	56,422
Esterline Technologies Corp.*	647	55,674
GATX Corp.[1]	895	54,559
Masonite International Corp.*	664	52,621
KLX, Inc.*	1,156	51,673
Tetra Tech, Inc.	1,264	51,635

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 123

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
RUSSELL 2000® FUND

	Shares	Value

Generac Holdings, Inc.*	1,336	$49,806
Applied Industrial Technologies, Inc.	795	49,171
Vishay Intertechnology, Inc.	2,985	49,103
RBC Bearings, Inc.*	496	48,157
MSA Safety, Inc.	680	48,070
Moog, Inc. — Class A*	699	47,078
II-VI, Inc.*	1,301	46,901
Hillenbrand, Inc.	1,291	46,282
Knight Transportation, Inc.	1,465	45,929
Trex Company, Inc.*	645	44,757
Itron, Inc.*	732	44,432
Worthington Industries, Inc.	985	44,413
KapStone Paper and Packaging Corp.	1,889	43,636
Granite Construction, Inc.	865	43,414
Franklin Electric Company, Inc.	1,007	43,351
Universal Forest Products, Inc.	434	42,766
Mueller Industries, Inc.	1,239	42,411
Plexus Corp.*	730	42,194
Rexnord Corp.*	1,814	41,867
Mueller Water Products, Inc. — Class A	3,409	40,294
Trinseo S.A.	595	39,924
TopBuild Corp.*	843	39,621
Simpson Manufacturing Company, Inc.	908	39,126
Brady Corp. — Class A	1,001	38,689
Watts Water Technologies, Inc. — Class A	608	37,909
Headwaters, Inc.*	1,591	37,357
Apogee Enterprises, Inc.	621	37,018
Knowles Corp.*	1,932	36,611
Methode Electronics, Inc.	798	36,389
Benchmark Electronics, Inc.*	1,083	34,439
Hub Group, Inc. — Class A*	733	34,011
Actuant Corp. — Class A	1,285	33,860
Rogers Corp.*	394	33,833
AZZ, Inc.	566	33,677
EnPro Industries, Inc.	473	33,659
Swift Transportation Co. — Class A*	1,634	33,563
Exponent, Inc.	559	33,288
ESCO Technologies, Inc.	556	32,304
Fabrinet*	763	32,069
AAON, Inc.	884	31,249
Forward Air Corp.	651	30,968
Greif, Inc. — Class A	560	30,850
Matson, Inc.	946	30,045
Comfort Systems USA, Inc.	812	29,760
Atlas Air Worldwide Holdings, Inc.*	536	29,721
Cubic Corp.	551	29,093
Albany International Corp. — Class A	626	28,827
Gibraltar Industries, Inc.*	690	28,428
Aerojet Rocketdyne Holdings, Inc.*	1,303	28,275
Kaman Corp.	587	28,252
OSI Systems, Inc.*	383	27,955
Standex International Corp.	278	27,841
Tennant Co.	383	27,825
Triumph Group, Inc.	1,079	27,784
Proto Labs, Inc.*,1	539	27,543
Builders FirstSource, Inc.*	1,834	27,327
SPX FLOW, Inc.*	772	26,796
Tutor Perini Corp.*	826	26,267
Astec Industries, Inc.	424	26,074
TASER International, Inc.*,1	1,142	26,026
Werner Enterprises, Inc.	977	25,597
TTM Technologies, Inc.*	1,585	25,566
Greenbrier Companies, Inc.[1]	593	25,558
Saia, Inc.*	551	24,409
AAR Corp.	723	24,314
American Outdoor Brands Corp.*	1,199	23,752
Chart Industries, Inc.*	669	23,375
Raven Industries, Inc.	794	23,066
Boise Cascade Co.*	854	22,802
Badger Meter, Inc.	613	22,528
Harsco Corp.*	1,763	22,478
Patrick Industries, Inc.*	317	22,475
US Ecology, Inc.	478	22,395
SPX Corp.*	909	22,043
Sturm Ruger & Company, Inc.[1]	406	21,741
Altra Industrial Motion Corp.	551	21,461
CIRCOR International, Inc.	361	21,458
Multi-Color Corp.	297	21,087
Briggs & Stratton Corp.	929	20,856
TriMas Corp.*	986	20,460
Primoris Services Corp.	881	20,457
Lindsay Corp.[1]	232	20,444
Encore Wire Corp.	442	20,332
Applied Optoelectronics, Inc.*	361	20,270
US Concrete, Inc.*	313	20,204
Heartland Express, Inc.	1,007	20,190
Lydall, Inc.*	363	19,457
Argan, Inc.	292	19,316
Ship Finance International Ltd.[1]	1,311	19,272
GoPro, Inc. — Class A*,1	2,210	19,227
General Cable Corp.	1,061	19,045
Caesarstone Ltd.*	522	18,923
Continental Building Products, Inc.*	771	18,890
Sun Hydraulics Corp.	509	18,380
Novanta, Inc.*	692	18,373
Federal Signal Corp.	1,312	18,119
JELD-WEN Holding, Inc.*	548	18,002
Nordic American Tankers Ltd.[1]	2,158	17,652
Aegion Corp. — Class A*	765	17,526
Air Transport Services Group, Inc.*	1,062	17,045
AVX Corp.	1,018	16,675
Advanced Drainage Systems, Inc.	760	16,644
TimkenSteel Corp.*	863	16,319
Griffon Corp.	661	16,294
Global Brass & Copper Holdings, Inc.	462	15,893
Scorpio Tankers, Inc.	3,576	15,877
Manitowoc Company, Inc.*	2,782	15,857
Alamo Group, Inc.	206	15,695
Quanex Building Products Corp.[1]	749	15,167
Chase Corp.	155	14,787
CTS Corp.	685	14,591
NN, Inc.	573	14,440

124 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
RUSSELL 2000® FUND

	Shares	Value

ArcBest Corp.	538	$13,988
Kadant, Inc.	234	13,888
Insteel Industries, Inc.	383	13,842
GasLog Ltd.	895	13,738
Astronics Corp.*	423	13,422
Echo Global Logistics, Inc.*	628	13,408
MYR Group, Inc.*	327	13,407
FARO Technologies, Inc.*	363	12,977
Aerovironment, Inc.*	448	12,557
Gorman-Rupp Co.	385	12,089
Casella Waste Systems, Inc. — Class A*	846	11,937
Marten Transport Ltd.	503	11,795
DXP Enterprises, Inc.*	307	11,626
Hyster-Yale Materials Handling, Inc.	206	11,616
Kratos Defense & Security Solutions, Inc.*	1,455	11,320
Scorpio Bulkers, Inc.*	1,222	11,242
PGT Innovations, Inc.*	1,045	11,234
National Presto Industries, Inc.	108	11,038
Advanced Disposal Services, Inc.*	486	10,984
Stoneridge, Inc.*	587	10,648
Columbus McKinnon Corp.	425	10,549
Kimball Electronics, Inc.*	614	10,407
Haynes International, Inc.	272	10,369
NCI Building Systems, Inc.*	595	10,204
Frontline Ltd.[1]	1,492	10,056
Teekay Corp.	1,072	9,809
Tredegar Corp.	556	9,758
Ply Gem Holdings, Inc.*	482	9,495
Armstrong Flooring, Inc.*	512	9,431
Babcock & Wilcox Enterprises, Inc.*	1,000	9,340
DHT Holdings, Inc.	2,007	8,971
NVE Corp.	105	8,693
Multi Packaging Solutions International Ltd.*	464	8,329
Greif, Inc. — Class B	125	8,163
Mesa Laboratories, Inc.	66	8,098
Mistras Group, Inc.*	375	8,018
Forterra, Inc.*	404	7,878
YRC Worldwide, Inc.*	712	7,839
VSE Corp.	188	7,670
Park Electrochemical Corp.	423	7,555
Myers Industries, Inc.	475	7,529
TRC Companies, Inc.*	407	7,102
GP Strategies Corp.*	278	7,033
American Railcar Industries, Inc.[1]	170	6,987
Atkore International Group, Inc.*	265	6,964
Control4 Corp.*	440	6,948
CECO Environmental Corp.	640	6,726
Park-Ohio Holdings Corp.	186	6,687
Powell Industries, Inc.	190	6,544
Ducommun, Inc.*	227	6,535
Energy Recovery, Inc.*	753	6,265
NV5 Global, Inc.*	161	6,054
Milacron Holdings Corp.*	318	5,918
Vicor Corp.*	361	5,812
International Seaways, Inc.*	301	5,755
Dorian LPG Ltd.*	530	5,581
LSI Industries, Inc.	520	5,247
Teekay Tankers Ltd. — Class A	2,548	5,223
Bel Fuse, Inc. — Class B	202	5,161
Aqua Metals, Inc.*	260	5,080
Energous Corp.*,1	324	5,054
Ardmore Shipping Corp.[1]	617	4,967
Gener8 Maritime, Inc.*	859	4,871
Covenant Transportation Group, Inc. — Class A*	259	4,869
Graham Corp.	209	4,807
Roadrunner Transportation Systems, Inc.*	669	4,596
Orion Group Holdings, Inc.*	589	4,400
ZAGG, Inc.*	603	4,342
Hurco Companies, Inc.	139	4,323
Sparton Corp.*	205	4,303
Costamare, Inc.	638	4,249
LSB Industries, Inc.*,1	452	4,240
Electro Scientific Industries, Inc.*	601	4,189
Vishay Precision Group, Inc.*	264	4,171
Radiant Logistics, Inc.*	826	4,130
Celadon Group, Inc.	596	3,904
Heritage-Crystal Clean, Inc.*	279	3,822
Olympic Steel, Inc.	200	3,712
UFP Technologies, Inc.*	141	3,652
Fluidigm Corp.*	636	3,619
Layne Christensen Co.*	396	3,501
FreightCar America, Inc.	265	3,320
Overseas Shipholding Group, Inc. — Class A*	845	3,262
Hornbeck Offshore Services, Inc.*,1	711	3,150
Lawson Products, Inc.*	138	3,098
IES Holdings, Inc.*	171	3,095
Omega Flex, Inc.	64	3,059
Navios Maritime Acquisition Corp.	1,764	3,034
Ichor Holdings Ltd.*	148	2,935
Hill International, Inc.*	707	2,934
Hardinge, Inc.	255	2,866
Allied Motion Technologies, Inc.	136	2,734
AquaVenture Holdings Ltd.*	157	2,680
Ampco-Pittsburgh Corp.	187	2,627
Universal Logistics Holdings, Inc.	182	2,612
Gencor Industries, Inc.*	170	2,542
Willis Lease Finance Corp.*	85	1,900
American Superconductor Corp.*	256	1,756
Handy & Harman Ltd.*	64	1,741
Astronics Corp. — Class B*	46	1,454
USA Truck, Inc.*	178	1,308
Tidewater, Inc.*	1,035	1,190
NL Industries, Inc.*	182	1,174
Power Solutions International, Inc.*	105	1,059
PAM Transportation Services, Inc.*	52	847
Total Industrial		5,847,397

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 125

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
RUSSELL 2000® FUND

	Shares	Value

Consumer, Cyclical - 9.4%
Jack in the Box, Inc.	714	$72,629
Tenneco, Inc.	1,159	72,345
Cracker Barrel Old Country Store, Inc.[1]	420	66,885
Texas Roadhouse, Inc. — Class A	1,450	64,569
Beacon Roofing Supply, Inc.*	1,308	64,300
Cheesecake Factory, Inc.	994	62,980
Dana, Inc.	3,261	62,970
Buffalo Wild Wings, Inc.*	379	57,892
Cooper Tire & Rubber Co.	1,212	53,752
Hawaiian Holdings, Inc.*	1,154	53,603
Wolverine World Wide, Inc.	2,120	52,937
Office Depot, Inc.	11,226	52,368
Steven Madden Ltd.*	1,347	51,927
ILG, Inc.	2,475	51,875
LCI Industries	519	51,796
FirstCash, Inc.	1,041	51,165
American Eagle Outfitters, Inc.	3,645	51,138
Five Below, Inc.*	1,172	50,759
Dave & Buster’s Entertainment, Inc.*	829	50,644
Anixter International, Inc.*	634	50,276
Children’s Place, Inc.[1]	410	49,220
Marriott Vacations Worldwide Corp.	491	49,066
Dorman Products, Inc.*	580	47,635
Papa John’s International, Inc.	594	47,544
Big Lots, Inc.[1]	975	47,463
Churchill Downs, Inc.	295	46,861
UniFirst Corp.	331	46,819
Allegiant Travel Co. — Class A	289	46,312
HNI Corp.	991	45,676
Bloomin’ Brands, Inc.	2,310	45,576
Lithia Motors, Inc. — Class A	520	44,538
IMAX Corp.*	1,288	43,792
Deckers Outdoor Corp.*	710	42,408
Herman Miller, Inc.	1,309	41,299
TRI Pointe Group, Inc.*	3,258	40,856
Chico’s FAS, Inc.	2,854	40,526
PriceSmart, Inc.	438	40,384
Boyd Gaming Corp.*	1,806	39,750
RH*,1	847	39,182
iRobot Corp.*,1	587	38,824
SkyWest, Inc.	1,099	37,641
AMC Entertainment Holdings, Inc. — Class A	1,162	36,545
KB Home	1,825	36,281
Cooper-Standard Holdings, Inc.*	324	35,941
Columbia Sportswear Co.	590	34,662
Group 1 Automotive, Inc.	455	33,706
Penn National Gaming, Inc.*	1,801	33,192
Steelcase, Inc. — Class A	1,883	31,540
American Axle & Manufacturing Holdings, Inc.*	1,677	31,494
Gentherm, Inc.*	798	31,322
Core-Mark Holding Company, Inc.	999	31,158
Meritor, Inc.*	1,800	30,834
Meritage Homes Corp.*	837	30,802
DSW, Inc. — Class A	1,472	30,441
Mobile Mini, Inc.	969	29,555
La-Z-Boy, Inc.	1,074	28,998
Bob Evans Farms, Inc.	434	28,154
American Woodmark Corp.*	302	27,723
MDC Holdings, Inc.	909	27,315
BMC Stock Holdings, Inc.*	1,206	27,256
Interface, Inc. — Class A	1,415	26,956
Scientific Games Corp. — Class A*	1,136	26,866
Wabash National Corp.[1]	1,294	26,773
SeaWorld Entertainment, Inc.	1,463	26,729
Navistar International Corp.*	1,083	26,663
Asbury Automotive Group, Inc.*	437	26,264
HSN, Inc.	684	25,376
La Quinta Holdings, Inc.*	1,856	25,093
Knoll, Inc.	1,051	25,024
Genesco, Inc.*	450	24,953
Select Comfort Corp.*	1,004	24,889
Caleres, Inc.	937	24,756
Sonic Corp.	970	24,599
Pinnacle Entertainment, Inc.*	1,190	23,229
Installed Building Products, Inc.*	440	23,210
Standard Motor Products, Inc.	470	23,096
Callaway Golf Co.	2,062	22,825
Triton International Ltd.	877	22,618
ClubCorp Holdings, Inc.	1,408	22,598
Liberty TripAdvisor Holdings, Inc. — Class A*	1,588	22,391
Belmond Ltd. — Class A*	1,831	22,155
ScanSource, Inc.*	549	21,548
Cavco Industries, Inc.*	185	21,534
Rush Enterprises, Inc. — Class A*	644	21,304
International Speedway Corp. — Class A	576	21,283
Universal Electronics, Inc.*	310	21,235
DineEquity, Inc.	383	20,843
G-III Apparel Group Ltd.*	940	20,577
Denny’s Corp.*	1,658	20,509
Oxford Industries, Inc.	332	19,010
BJ’s Restaurants, Inc.*	458	18,503
Taylor Morrison Home Corp. — Class A*	867	18,484
Abercrombie & Fitch Co. — Class A	1,490	17,776
Winnebago Industries, Inc.	586	17,141
National CineMedia, Inc.	1,346	17,000
H&E Equipment Services, Inc.	690	16,919
Ethan Allen Interiors, Inc.	540	16,551
Red Robin Gourmet Burgers, Inc.*	281	16,424
Ascena Retail Group, Inc.*	3,784	16,120
Caesars Acquisition Co. — Class A*	1,042	16,047
Fossil Group, Inc.*,1	917	16,002
Tailored Brands, Inc.	1,069	15,971
Guess?, Inc.	1,338	14,919
Douglas Dynamics, Inc.	484	14,835
Express, Inc.*	1,626	14,813
Ollie’s Bargain Outlet Holdings, Inc.*	442	14,807
AdvancePierre Foods Holdings, Inc.	474	14,775
Hibbett Sports, Inc.*	500	14,750

126 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
RUSSELL 2000® FUND

	Shares	Value

Red Rock Resorts, Inc. — Class A	657	$14,572
Isle of Capri Casinos, Inc.*	547	14,419
Fiesta Restaurant Group, Inc.*	582	14,084
Fox Factory Holding Corp.*	490	14,063
Superior Industries International, Inc.	549	13,917
Wesco Aircraft Holdings, Inc.*	1,218	13,885
Ruth’s Hospitality Group, Inc.	689	13,814
Tile Shop Holdings, Inc.	712	13,707
Kimball International, Inc. — Class B	808	13,332
Marcus Corp.	407	13,065
Finish Line, Inc. — Class A	914	13,006
Francesca’s Holdings Corp.*	836	12,833
Barnes & Noble, Inc.	1,382	12,784
M/I Homes, Inc.*	518	12,691
Pier 1 Imports, Inc.[1]	1,771	12,680
Modine Manufacturing Co.*	1,030	12,566
Essendant, Inc.	815	12,347
SiteOne Landscape Supply, Inc.*	254	12,296
Motorcar Parts of America, Inc.*	400	12,292
Cato Corp. — Class A	558	12,254
Sonic Automotive, Inc. — Class A	611	12,251
Nautilus, Inc.*	670	12,228
Tower International, Inc.	449	12,168
Lumber Liquidators Holdings, Inc.*,1	576	12,090
Eldorado Resorts, Inc.*	626	11,847
Caesars Entertainment Corp.*	1,234	11,785
MarineMax, Inc.*	540	11,691
Buckle, Inc.[1]	626	11,644
LGI Homes, Inc.*,1	338	11,462
Shake Shack, Inc. — Class A*	343	11,456
Crocs, Inc.*	1,612	11,397
GNC Holdings, Inc. — Class A1	1,502	11,055
William Lyon Homes — Class A*	523	10,784
Chuy’s Holdings, Inc.*	358	10,668
Vitamin Shoppe, Inc.*,1	529	10,659
Carrols Restaurant Group, Inc.*	751	10,627
Fred’s, Inc. — Class A1	773	10,126
Titan International, Inc.	968	10,009
Haverty Furniture Companies, Inc.	408	9,935
Planet Fitness, Inc. — Class A	505	9,731
Wingstop, Inc.	344	9,728
Unifi, Inc.*	342	9,709
Regis Corp.*	813	9,528
Biglari Holdings, Inc.*	22	9,504
Del Frisco’s Restaurant Group, Inc.*	518	9,350
Veritiv Corp.*,1	180	9,324
EZCORP, Inc. — Class A*	1,107	9,022
Malibu Boats, Inc. — Class A*	395	8,868
Intrawest Resorts Holdings, Inc.*	352	8,804
PetMed Express, Inc.	434	8,740
Century Communities, Inc.*	333	8,458
Acushnet Holdings Corp.*	488	8,433
Barnes & Noble Education, Inc.*	876	8,401
Movado Group, Inc.	336	8,383
Camping World Holdings, Inc. — Class A	260	8,382
Beazer Homes USA, Inc.*	688	8,345
Party City Holdco, Inc.*,1	589	8,275
Zoe’s Kitchen, Inc.*	418	7,733
Hooker Furniture Corp.	248	7,700
Daktronics, Inc.	803	7,588
REV Group, Inc.	274	7,554
Metaldyne Performance Group, Inc.	329	7,518
PC Connection, Inc.	248	7,388
Culp, Inc.	235	7,332
Potbelly Corp.*	522	7,256
Zumiez, Inc.*	395	7,229
Shoe Carnival, Inc.[1]	292	7,174
Flexsteel Industries, Inc.	142	7,157
Iconix Brand Group, Inc.*	937	7,046
Libbey, Inc.	480	6,999
Monarch Casino & Resort, Inc.*	232	6,853
Del Taco Restaurants, Inc.*	506	6,710
PICO Holdings, Inc.*	479	6,706
Eros International plc*,1	647	6,664
Miller Industries, Inc.	241	6,350
Horizon Global Corp.*	452	6,274
America’s Car-Mart, Inc.*	172	6,269
Bassett Furniture Industries, Inc.	225	6,053
Hovnanian Enterprises, Inc. — Class A*	2,665	6,050
Titan Machinery, Inc.*	388	5,952
NACCO Industries, Inc. — Class A	85	5,933
Perry Ellis International, Inc.*	275	5,907
Big 5 Sporting Goods Corp.[1]	388	5,859
Spartan Motors, Inc.	727	5,816
Supreme Industries, Inc. — Class A	284	5,754
Reading International, Inc. — Class A*	368	5,719
Winmark Corp.	49	5,537
GMS, Inc.*	156	5,466
Freshpet, Inc.*,1	489	5,379
Citi Trends, Inc.[1]	315	5,355
El Pollo Loco Holdings, Inc.*,1	444	5,306
Habit Restaurants, Inc. — Class A*	294	5,204
Green Brick Partners, Inc.*	508	5,055
Lifetime Brands, Inc.	241	4,844
Speedway Motorsports, Inc.	257	4,842
Foundation Building Materials, Inc.*	281	4,488
Duluth Holdings, Inc. — Class B*,1	209	4,450
AV Homes, Inc.*	267	4,392
Bojangles’, Inc.*	214	4,387
Nathan’s Famous, Inc.*	67	4,198
Rush Enterprises, Inc. — Class B*	134	4,178
Vera Bradley, Inc.*	444	4,134
Weyco Group, Inc.	143	4,015
Kirkland’s, Inc.*	323	4,005
Johnson Outdoors, Inc. — Class A	108	3,942
Conn’s, Inc.*	444	3,885
West Marine, Inc.	403	3,845
Tuesday Morning Corp.*	982	3,683
Ruby Tuesday, Inc.*	1,299	3,650
Century Casinos, Inc.*	467	3,531
Sequential Brands Group, Inc.*	859	3,342
Superior Uniform Group, Inc.	176	3,274

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 127

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
RUSSELL 2000® FUND

	Shares	Value

Golden Entertainment, Inc.	225	$2,977
Escalade, Inc.	230	2,967
J Alexander’s Holdings, Inc.*	292	2,935
New Home Company, Inc.*	277	2,897
Lindblad Expeditions Holdings, Inc.*	322	2,885
Boot Barn Holdings, Inc.*	291	2,878
Sears Holdings Corp.*,1	246	2,827
Systemax, Inc.	251	2,784
At Home Group, Inc.*	182	2,759
Delta Apparel, Inc.*	156	2,750
MCBC Holdings, Inc.	168	2,717
Sportsman’s Warehouse Holdings, Inc.*,1	564	2,696
Build-A-Bear Workshop, Inc. — Class A*	296	2,620
Marine Products Corp.	235	2,554
Jamba, Inc.*,1	278	2,516
Red Lion Hotels Corp.*	337	2,376
Tilly’s, Inc. — Class A	254	2,291
Destination XL Group, Inc.*	794	2,263
Strattec Security Corp.	76	2,113
Stein Mart, Inc.	681	2,050
Blue Bird Corp.*,1	119	2,041
JAKKS Pacific, Inc.*	335	1,843
UCP, Inc. — Class A*	176	1,786
Fogo De Chao, Inc.*	109	1,771
Empire Resorts, Inc.*	73	1,770
Unique Fabricating, Inc.	144	1,732
Gaia, Inc.*	150	1,493
Container Store Group, Inc.*	348	1,472
Stage Stores, Inc.[1]	560	1,450
Noodles & Co.*	241	1,386
Luby’s, Inc.*	426	1,325
Kona Grill, Inc.*	171	1,077
Sears Hometown and Outlet Stores, Inc.*	246	959
Workhorse Group, Inc.*	284	747
Vince Holding Corp.*	472	732
Performance Sports Group Ltd.*	886	731
CompX International, Inc.	34	522
Total Consumer, Cyclical		4,685,940

Technology - 8.8%
Advanced Micro Devices, Inc.*	16,309	237,425
Microsemi Corp.*	2,491	128,360
Take-Two Interactive Software, Inc.*	2,113	125,237
Cavium, Inc.*	1,411	101,111
Aspen Technology, Inc.*	1,706	100,517
Fair Isaac Corp.	678	87,427
MAXIMUS, Inc.	1,404	87,328
j2 Global, Inc.	1,030	86,426
Cirrus Logic, Inc.*	1,371	83,206
MKS Instruments, Inc.	1,165	80,093
EPAM Systems, Inc.*	1,055	79,674
Blackbaud, Inc.	1,032	79,122
Monolithic Power Systems, Inc.	852	78,469
NetScout Systems, Inc.*	1,960	74,381
Entegris, Inc.*	3,094	72,400
Integrated Device Technology, Inc.*	2,949	69,803
Medidata Solutions, Inc.*	1,203	69,402
Science Applications International Corp.	925	68,820
Silicon Laboratories, Inc.*	903	66,416
CACI International, Inc. — Class A*	532	62,404
Lumentum Holdings, Inc.*	1,105	58,952
Verint Systems, Inc.*	1,358	58,903
Paycom Software, Inc.*	962	55,325
ACI Worldwide, Inc.*	2,524	53,988
Electronics for Imaging, Inc.*	1,028	50,197
Acxiom Corp.*	1,696	48,285
Semtech Corp.*	1,414	47,793
Diebold Nixdorf, Inc.	1,497	45,958
CommVault Systems, Inc.*	847	43,027
Inphi Corp.*	879	42,913
Cornerstone OnDemand, Inc.*	1,101	42,818
RealPage, Inc.*	1,183	41,287
Convergys Corp.	1,946	41,158
Cabot Microelectronics Corp.	516	39,531
Power Integrations, Inc.	600	39,450
NeuStar, Inc. — Class A*	1,185	39,283
MicroStrategy, Inc. — Class A*	207	38,875
Ambarella, Inc.*	700	38,297
HubSpot, Inc.*	631	38,207
Synaptics, Inc.*	767	37,974
Mercury Systems, Inc.*	966	37,722
Xperi Corp.	1,077	36,564
3D Systems Corp.*,1	2,347	35,112
Pegasystems, Inc.	789	34,598
MaxLinear, Inc. — Class A*	1,222	34,277
Ebix, Inc.[1]	551	33,749
ExlService Holdings, Inc.*	712	33,720
MACOM Technology Solutions Holdings, Inc.*	690	33,327
Brooks Automation, Inc.	1,486	33,286
Insight Enterprises, Inc.*	803	32,995
Progress Software Corp.	1,096	31,839
2U, Inc.*	802	31,807
Omnicell, Inc.*	779	31,666
Rambus, Inc.*	2,378	31,247
Envestnet, Inc.*	906	29,264
Callidus Software, Inc.*	1,333	28,460
CSG Systems International, Inc.	701	26,505
Veeco Instruments, Inc.*	870	25,970
BroadSoft, Inc.*	643	25,849
Amkor Technology, Inc.*	2,190	25,382
Sykes Enterprises, Inc.*	847	24,902
InvenSense, Inc. — Class A*	1,788	22,582
Qualys, Inc.*	595	22,551
Synchronoss Technologies, Inc.*	903	22,033
Stratasys Ltd.*	1,073	21,986
Super Micro Computer, Inc.*	846	21,446
SPS Commerce, Inc.*	362	21,173
Bottomline Technologies de, Inc.*	879	20,788
Globant S.A.*	562	20,457
MTS Systems Corp.	366	20,148
Diodes, Inc.*	833	20,034
Cray, Inc.*	881	19,294

128 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
RUSSELL 2000® FUND

	Shares	Value

ManTech International Corp. — Class A	540	$18,700
Virtusa Corp.*	605	18,283
Lattice Semiconductor Corp.*	2,624	18,158
New Relic, Inc.*	481	17,831
Monotype Imaging Holdings, Inc.	887	17,829
FormFactor, Inc.*	1,504	17,822
Box, Inc. — Class A*	1,068	17,419
Nimble Storage, Inc.*	1,377	17,213
Quality Systems, Inc.*	1,118	17,038
Nanometrics, Inc.*	518	15,778
Unisys Corp.*	1,099	15,331
CEVA, Inc.*	431	15,301
Photronics, Inc.*	1,428	15,280
Rudolph Technologies, Inc.*	655	14,672
Pure Storage, Inc. — Class A*,1	1,491	14,657
Ultratech, Inc.*	473	14,010
Vocera Communications, Inc.*	541	13,433
PDF Solutions, Inc.*	591	13,368
PROS Holdings, Inc.*	551	13,329
Axcelis Technologies, Inc.*	637	11,976
Five9, Inc.*,1	722	11,884
Syntel, Inc.	706	11,882
Ultra Clean Holdings, Inc.*	702	11,843
Exar Corp.*	893	11,618
Cotiviti Holdings, Inc.*	276	11,490
Engility Holdings, Inc.*	394	11,402
Barracuda Networks, Inc.*	482	11,139
Actua Corp.*	787	11,057
Cohu, Inc.	577	10,651
TeleTech Holdings, Inc.	359	10,626
Xcerra Corp.*	1,158	10,295
Silver Spring Networks, Inc.*	829	9,359
Hortonworks, Inc.*	905	8,878
MINDBODY, Inc. — Class A*,1	315	8,647
KEYW Holding Corp.*,1	890	8,402
InnerWorkings, Inc.*	841	8,376
IXYS Corp.	549	7,988
LivePerson, Inc.*	1,166	7,987
Carbonite, Inc.*	389	7,897
Benefitfocus, Inc.*	281	7,854
Evolent Health, Inc. — Class A*	350	7,805
Bazaarvoice, Inc.*	1,796	7,723
Workiva, Inc.*	481	7,528
Varonis Systems, Inc.*	234	7,441
Alpha & Omega Semiconductor Ltd.*	408	7,014
Computer Programs & Systems, Inc.[1]	245	6,860
Sapiens International Corporation N.V.	531	6,839
Digi International, Inc.*	566	6,735
Blackline, Inc.*	217	6,458
Xactly Corp.*	500	5,950
Brightcove, Inc.*	655	5,830
American Software, Inc. — Class A	564	5,798
QAD, Inc. — Class A	206	5,737
Digimarc Corp.*	211	5,697
DSP Group, Inc.*	472	5,664
Kopin Corp.*	1,348	5,527
Immersion Corp.*	633	5,482
Jive Software, Inc.*	1,262	5,427
Instructure, Inc.*	229	5,359
EMCORE Corp.	571	5,139
Glu Mobile, Inc.*	2,251	5,110
Model N, Inc.*	486	5,079
Sigma Designs, Inc.*	784	4,900
Coupa Software, Inc.*	187	4,750
pdvWireless, Inc.*	213	4,654
Appfolio, Inc. — Class A*	166	4,515
MobileIron, Inc.*	1,017	4,424
Eastman Kodak Co.*	373	4,290
Mitek Systems, Inc.*	644	4,283
Rosetta Stone, Inc.*	422	4,115
Maxwell Technologies, Inc.*	689	4,003
Impinj, Inc.*,1	130	3,935
GigPeak, Inc.*	1,275	3,927
Everbridge, Inc.*	189	3,880
Exa Corp.*	303	3,848
DMC Global, Inc.	306	3,794
Planet Payment, Inc.*	925	3,682
Park City Group, Inc.*	282	3,483
USA Technologies, Inc.*	784	3,332
Avid Technology, Inc.*	703	3,276
Castlight Health, Inc. — Class B*	882	3,219
Agilysys, Inc.*	331	3,128
Radisys Corp.*	779	3,116
Amber Road, Inc.*	387	2,988
Guidance Software, Inc.*	495	2,921
ExOne Co.*	238	2,425
NCI, Inc. — Class A*	132	1,987
Cogint, Inc.*	332	1,544
ALJ Regional Holdings, Inc.*	405	1,507
SecureWorks Corp. — Class A*	133	1,264
NantHealth, Inc.*,1	144	714
Majesco*	129	666
Total Technology		4,382,450

Communications - 5.3%
LogMeIn, Inc.	1,128	109,979
ViaSat, Inc.*	1,122	71,606
Ciena Corp.*	3,004	70,924
Nexstar Media Group, Inc. — Class A	951	66,712
Proofpoint, Inc.*	893	66,403
InterDigital, Inc.	758	65,415
Sinclair Broadcast Group, Inc. — Class A1	1,594	64,556
Finisar Corp.*	2,352	64,304
GrubHub, Inc.*,1	1,767	58,116
Viavi Solutions, Inc.*	5,131	55,004
Meredith Corp.	821	53,037
Zendesk, Inc.*	1,776	49,800
TiVo Corp.	2,561	48,019
DigitalGlobe, Inc.*	1,381	45,228
Time, Inc.	2,248	43,499
WebMD Health Corp. — Class A*	817	43,039
Stamps.com, Inc.*	354	41,897
Plantronics, Inc.	726	39,284

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 129

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
RUSSELL 2000® FUND

	Shares	Value

New York Times Co. — Class A	2,722	$39,197
Cogent Communications Holdings, Inc.	909	39,131
ePlus, Inc.*	274	37,004
Shutterfly, Inc.*	756	36,507
RingCentral, Inc. — Class A*	1,282	36,280
NETGEAR, Inc.*	708	35,081
Liberty Media Corporation-Liberty Formula One — Class C*	1,010	34,492
Infinera Corp.*	3,073	31,437
EW Scripps Co. — Class A*	1,302	30,519
MSG Networks, Inc. — Class A*	1,301	30,378
8x8, Inc.*	1,930	29,433
Ubiquiti Networks, Inc.*,1	567	28,497
Shenandoah Telecommunications Co.	1,012	28,387
NIC, Inc.	1,389	28,058
Wayfair, Inc. — Class A*,1	690	27,938
Ixia*	1,403	27,569
Houghton Mifflin Harcourt Co.*	2,713	27,537
Vonage Holdings Corp.*	4,179	26,411
Imperva, Inc.*	627	25,738
Consolidated Communications Holdings, Inc.[1]	1,087	25,458
Gigamon, Inc.*	711	25,276
Scholastic Corp.	591	25,159
Etsy, Inc.*	2,296	24,406
Oclaro, Inc.*	2,447	24,030
West Corp.	945	23,077
ADTRAN, Inc.	1,075	22,306
Windstream Holdings, Inc.[1]	3,981	21,696
Gannett Company, Inc.	2,572	21,553
Gray Television, Inc.*	1,403	20,344
Q2 Holdings, Inc.*	559	19,481
TrueCar, Inc.*,1	1,189	18,394
Web.com Group, Inc.*	929	17,930
World Wrestling Entertainment, Inc. — Class A	791	17,576
Iridium Communications, Inc.*,1	1,804	17,409
Shutterstock, Inc.*	415	17,160
Extreme Networks, Inc.*	2,261	16,980
Liberty Media Corporation-Liberty Media — Class A*	501	16,383
Cincinnati Bell, Inc.*	920	16,284
Liberty Media Corporation-Liberty Braves — Class C*	688	16,271
ATN International, Inc.	230	16,197
Chegg, Inc.*,1	1,761	14,863
Blucora, Inc.*	858	14,843
GTT Communications, Inc.*	576	14,026
HealthStream, Inc.*	562	13,617
Globalstar, Inc.*,1	8,490	13,584
Gogo, Inc.*	1,231	13,541
ORBCOMM, Inc.*	1,414	13,504
Quotient Technology, Inc.*	1,402	13,389
Perficient, Inc.*	771	13,385
New Media Investment Group, Inc.	940	13,358
CalAmp Corp.*	783	13,147
General Communication, Inc. — Class A*	589	12,251
Loral Space & Communications, Inc.*	281	11,071
MDC Partners, Inc. — Class A	1,121	10,537
Endurance International Group Holdings, Inc.*	1,312	10,299
Boingo Wireless, Inc.*	779	10,119
Bankrate, Inc.*	1,037	10,007
Harmonic, Inc.*	1,672	9,948
XO Group, Inc.*	556	9,569
ShoreTel, Inc.*	1,472	9,053
VASCO Data Security International, Inc.*	659	8,897
Entravision Communications Corp. — Class A	1,423	8,823
A10 Networks, Inc.*	964	8,821
Spok Holdings, Inc.	448	8,512
tronc, Inc.*	583	8,115
Entercom Communications Corp. — Class A1	567	8,108
FairPoint Communications, Inc.*	465	7,719
FTD Companies, Inc.*	381	7,673
Straight Path Communications, Inc. — Class B*,1	209	7,518
Trade Desk, Inc. — Class A*	199	7,413
Lumos Networks Corp.*	414	7,328
Comtech Telecommunications Corp.	494	7,282
Lands’ End, Inc.*	326	6,993
Sonus Networks, Inc.*	1,043	6,873
RetailMeNot, Inc.*	844	6,836
Acacia Communications, Inc.*,1	115	6,741
Calix, Inc.*	902	6,540
Rapid7, Inc.*	435	6,516
Telenav, Inc.*	713	6,167
Silicom Ltd.	123	6,109
NeoPhotonics Corp.*	674	6,073
RigNet, Inc.*	276	5,920
1-800-Flowers.com, Inc. — Class A*	569	5,804
ChannelAdvisor Corp.*	508	5,664
Zix Corp.*	1,165	5,604
MeetMe, Inc.*	902	5,313
Central European Media Enterprises Ltd. — Class A*	1,672	5,183
Daily Journal Corp.*	24	5,143
Overstock.com, Inc.*	289	4,971
Angie’s List, Inc.*	870	4,959
IDT Corp. — Class B	380	4,834
Rubicon Project, Inc.*	814	4,794
Liberty Media Corporation - Liberty Braves — Class A*	200	4,788
HC2 Holdings, Inc.*	730	4,526
Liquidity Services, Inc.*	546	4,368
DHI Group, Inc.*	1,097	4,333
Clearfield, Inc.*	250	4,113
Saga Communications, Inc. — Class A	80	4,084
Limelight Networks, Inc.*	1,552	4,004
Reis, Inc.	191	3,419
Global Eagle Entertainment, Inc.*	1,024	3,267

130 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
RUSSELL 2000® FUND

	Shares	Value

QuinStreet, Inc.*	801	$3,124
TechTarget, Inc.*	345	3,115
Quantenna Communications, Inc.*	147	3,062
Hawaiian Telcom Holdco, Inc.*	132	3,024
Black Box Corp.	328	2,936
Preformed Line Products Co.	55	2,868
Intelsat S.A.*	691	2,868
KVH Industries, Inc.*	330	2,772
Rightside Group Ltd.*	254	2,520
RealNetworks, Inc.*	514	2,488
VirnetX Holding Corp.*,1	1,058	2,433
Autobytel, Inc.*	190	2,381
Townsquare Media, Inc. — Class A*	189	2,302
Aerohive Networks, Inc.*	524	2,206
Marchex, Inc. — Class B*	731	1,988
Salem Media Group, Inc. — Class A	241	1,795
Radio One, Inc. — Class D*	540	1,782
Corindus Vascular Robotics, Inc.*	1,202	1,575
NII Holdings, Inc.*	1,171	1,522
Global Sources Ltd.*	179	1,477
Numerex Corp. — Class A*	302	1,441
Hemisphere Media Group, Inc.*	118	1,387
Value Line, Inc.	26	447
Total Communications		2,625,558

Basic Materials - 3.6%
Chemours Co.	4,009	154,346
Olin Corp.	3,624	119,121
US Silica Holdings, Inc.	1,614	77,456
Sensient Technologies Corp.	974	77,199
PolyOne Corp.	1,836	62,589
Minerals Technologies, Inc.	758	58,063
Balchem Corp.	688	56,705
Ingevity Corp.*	931	56,651
HB Fuller Co.	1,097	56,561
GCP Applied Technologies, Inc.*	1,552	50,673
Cliffs Natural Resources, Inc.*	6,106	50,130
AK Steel Holding Corp.*	6,758	48,590
Commercial Metals Co.	2,513	48,074
Chemtura Corp.*	1,394	46,560
Stillwater Mining Co.*	2,674	46,180
Hecla Mining Co.	8,348	44,161
Allegheny Technologies, Inc.	2,374	42,637
Carpenter Technology Corp.	1,011	37,710
Quaker Chemical Corp.	283	37,260
Stepan Co.	430	33,888
Innospec, Inc.	517	33,476
Coeur Mining, Inc.*	3,877	31,326
Kaiser Aluminum Corp.	387	30,921
Univar, Inc.*	940	28,821
Ferro Corp.*	1,821	27,661
Schweitzer-Mauduit International, Inc.	662	27,420
Neenah Paper, Inc.	363	27,116
Tronox Ltd. — Class A	1,410	26,015
Innophos Holdings, Inc.	423	22,829
Clearwater Paper Corp.*	371	20,776
PH Glatfelter Co.	951	20,675
Kraton Corp.*	647	20,005
A. Schulman, Inc.	629	19,782
Koppers Holdings, Inc.*	445	18,846
Deltic Timber Corp.	232	18,124
Calgon Carbon Corp.	1,102	16,089
Ferroglobe plc	1,430	14,772
Materion Corp.	436	14,628
Century Aluminum Co.*	1,091	13,845
Fairmount Santrol Holdings, Inc.*	1,888	13,839
Rayonier Advanced Materials, Inc.	941	12,656
Schnitzer Steel Industries, Inc. — Class A	570	11,771
CSW Industrials, Inc.*	315	11,561
Hawkins, Inc.	210	10,290
American Vanguard Corp.	617	10,242
Aceto Corp.	636	10,055
OMNOVA Solutions, Inc.*	929	9,197
KMG Chemicals, Inc.	197	9,076
Kronos Worldwide, Inc.	482	7,919
Landec Corp.*	585	7,020
Gold Resource Corp.	1,094	4,945
Orchids Paper Products Co.[1]	197	4,728
Smart Sand, Inc.*	257	4,176
Oil-Dri Corporation of America	109	4,062
Codexis, Inc.*	732	3,514
Ryerson Holding Corp.*	275	3,465
United States Lime & Minerals, Inc.	43	3,396
AgroFresh Solutions, Inc.*	482	2,106
Valhi, Inc.	549	1,801
Total Basic Materials		1,783,500

Utilities - 2.9%
IDACORP, Inc.	1,106	91,753
WGL Holdings, Inc.	1,105	91,195
Portland General Electric Co.	1,958	86,974
Southwest Gas Holdings, Inc.	1,036	85,895
ONE Gas, Inc.	1,140	77,064
Black Hills Corp.	1,130	75,110
New Jersey Resources Corp.	1,878	74,369
ALLETE, Inc.	1,086	73,533
Spire, Inc.	978	66,015
PNM Resources, Inc.	1,750	64,750
NorthWestern Corp.	1,065	62,516
South Jersey Industries, Inc.	1,747	62,281
Avista Corp.	1,385	54,084
MGE Energy, Inc.[1]	765	49,725
Ormat Technologies, Inc.	851	48,575
El Paso Electric Co.	884	44,642
California Water Service Group	1,051	37,677
American States Water Co.	799	35,396
Northwest Natural Gas Co.	594	35,105
Otter Tail Corp.	831	31,495
Atlantica Yield plc	1,287	26,976
NRG Yield, Inc. — Class C	1,388	24,568
Chesapeake Utilities Corp.	341	23,597
Dynegy, Inc.*	2,557	20,098
SJW Group	357	17,215
Unitil Corp.	304	13,689

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 131

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
RUSSELL 2000® FUND

	Shares	Value

NRG Yield, Inc. — Class A	764	$13,286
Middlesex Water Co.	347	12,822
Connecticut Water Service, Inc.	237	12,597
York Water Co.	281	9,849
Atlantic Power Corp.*	2,526	6,694
Artesian Resources Corp. — Class A	170	5,535
Delta Natural Gas Company, Inc.	149	4,522
Consolidated Water Company Ltd.	318	3,705
EnerNOC, Inc.*	585	3,510
Spark Energy, Inc. — Class A1	107	3,419
Ameresco, Inc. — Class A*	465	3,046
Genie Energy Ltd. — Class B	282	2,042
Global Water Resources, Inc.	180	1,566
Total Utilities		1,456,890

Energy - 2.7%
RSP Permian, Inc.*	2,149	89,034
PDC Energy, Inc.*	1,225	76,380
Oasis Petroleum, Inc.*	5,101	72,741
Western Refining, Inc.	1,765	61,898
Callon Petroleum Co.*	4,031	53,048
SemGroup Corp. — Class A	1,447	52,092
Matador Resources Co.*	1,898	45,153
NOW, Inc.*	2,340	39,686
Carrizo Oil & Gas, Inc.*	1,334	38,232
MRC Global, Inc.*	2,051	37,595
Oil States International, Inc.*	1,120	37,127
McDermott International, Inc.*	5,288	35,694
SRC Energy, Inc.*	4,066	34,317
Delek US Holdings, Inc.	1,348	32,716
Pattern Energy Group, Inc.	1,451	29,209
Forum Energy Technologies, Inc.*	1,313	27,179
Unit Corp.*	1,107	26,745
SEACOR Holdings, Inc.*	349	24,147
TerraForm Power, Inc. — Class A*	1,913	23,664
Exterran Corp.*	693	21,795
Helix Energy Solutions Group, Inc.*	2,796	21,725
Denbury Resources, Inc.*	7,693	19,848
Green Plains, Inc.	792	19,602
Archrock, Inc.	1,522	18,873
Clayton Williams Energy, Inc.*	131	17,302
Flotek Industries, Inc.*	1,198	15,323
Newpark Resources, Inc.*	1,814	14,693
Thermon Group Holdings, Inc.*	699	14,568
Atwood Oceanics, Inc.*	1,509	14,381
Seadrill Ltd.*,1	8,270	13,646
Sanchez Energy Corp.*,1	1,384	13,203
SunCoke Energy, Inc.*	1,410	12,634
REX American Resources Corp.*	124	11,221
Bristow Group, Inc.	735	11,179
Par Pacific Holdings, Inc.*	672	11,081
California Resources Corp.*	693	10,423
Keane Group, Inc.*	675	9,652
TerraForm Global, Inc. — Class A*	1,998	9,590
Matrix Service Co.*	581	9,587
Ring Energy, Inc.*	859	9,294
TETRA Technologies, Inc.*	2,238	9,109
Jagged Peak Energy, Inc.*	693	9,037
Renewable Energy Group, Inc.*	838	8,757
Alon USA Energy, Inc.	690	8,411
Tesco Corp.*	1,011	8,139
FutureFuel Corp.	546	7,742
Sunrun, Inc.*	1,383	7,468
Natural Gas Services Group, Inc.*	269	7,007
CVR Energy, Inc.	346	6,948
Panhandle Oil and Gas, Inc. — Class A	335	6,432
Abraxas Petroleum Corp.*	3,059	6,179
Pioneer Energy Services Corp.*	1,526	6,104
CARBO Ceramics, Inc.*	468	6,103
Westmoreland Coal Co.*	403	5,852
Era Group, Inc.*	428	5,675
Plug Power, Inc.*	4,080	5,630
Bill Barrett Corp.*	1,215	5,528
WildHorse Resource Development Corp.*	434	5,399
Clean Energy Fuels Corp.*	2,032	5,182
Trecora Resources*	434	4,817
Cobalt International Energy, Inc.*	8,926	4,761
Geospace Technologies Corp.*	285	4,626
Parker Drilling Co.*	2,643	4,625
Pacific Ethanol, Inc.*	627	4,295
Evolution Petroleum Corp.	534	4,272
EP Energy Corp. — Class A*	847	4,023
Mammoth Energy Services, Inc.*	170	3,657
Independence Contract Drilling, Inc.*	655	3,609
Contango Oil & Gas Co.*	490	3,587
Jones Energy, Inc. — Class A*	1,356	3,457
Eclipse Resources Corp.*	1,247	3,167
PHI, Inc.*	257	3,079
Northern Oil and Gas, Inc.*	1,022	2,657
Willbros Group, Inc.*	945	2,589
TPI Composites, Inc.*	132	2,509
Dawson Geophysical Co.*	441	2,452
W&T Offshore, Inc.*	778	2,155
EXCO Resources, Inc.*	3,062	1,898
Isramco, Inc.*	16	1,874
Adams Resources & Energy, Inc.	46	1,718
Vivint Solar, Inc.*	497	1,392
FuelCell Energy, Inc.*	712	979
Erin Energy Corp.*	316	758
Earthstone Energy, Inc.*	47	600
Total Energy		1,340,535

Diversified - 0.1%
HRG Group, Inc.*	2,596	50,154
Wins Finance Holdings, Inc.*,1	29	4,205
Total Diversified		54,359

Government - 0.0%**
Banco Latinoamericano de Comercio Exterior S.A. — Class E	662	18,364

Total Common Stocks
(Cost $35,379,509)		41,548,202

132 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
RUSSELL 2000® FUND

	Shares	Value

RIGHTS††† - 0.0%**
Tobira Therapeutics CVR
Expires 11/02/18	141	$—
Trinity Place Holdings, Inc.
Expires 04/03/17	60	—
Omthera Pharmaceuticals, Inc.
Expires 12/31/20	86	—
Dyax Corp.
Expires 01/25/18	757	—
Nexstar Media Group, Inc.
Expires 01/18/19	2,530	—
Total Rights
(Cost $—)		—

	Face Amount

FEDERAL AGENCY NOTES†† - 5.0%
Freddie Mac[2]
0.75% due 10/26/18[3]	$2,500,000	2,496,568
Total Federal Agency Notes
(Cost $2,500,000)		2,496,568

CORPORATE BONDS†† - 0.0%**
Industrial - 0.0%
Mueller Industries, Inc.
6.00% due 03/01/27	6,000	5,955
Total Corporate Bonds
(Cost $6,000)		5,955

REPURCHASE AGREEMENTS††,4 - 14.3%
RBC Capital Markets LLC issued 03/31/17 at 0.72% due 04/03/17	3,646,575	3,646,575
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	2,349,260	2,349,260
Mizuho Securities LLC issued 03/31/17 at 0.71% due 04/03/17[5]	800,223	800,223
UMB Financial Corp. issued 03/31/17 at 0.68% due 04/03/17	360,108	360,108
Total Repurchase Agreements
(Cost $7,156,166)		7,156,166

SECURITIES LENDING COLLATERAL†,6 - 3.5%
First American Government Obligations Fund — Class Z, 0.61%[7]	1,749,835	$1,749,835
Total Securities Lending Collateral
(Cost $1,749,835)		1,749,835

Total Investments - 106.0%
(Cost $46,791,510)		$52,956,726
Other Assets & Liabilities, net - (6.0)%		(2,998,847)
Total Net Assets - 100.0%		$49,957,879

	Contracts	Unrealized Gain

EQUITY FUTURES CONTRACTS PURCHASED†
June 2017 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $1,383,800)	20	$20,915

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
BNP Paribas April 2017 Russell 2000 Index Swap 0.58%[8], Terminating 04/28/17 (Notional Value $4,876,529)	3,519	$87,160
Goldman Sachs International April 2017 Russell 2000 Index Swap 0.81%[8], Terminating 04/27/17 (Notional Value $1,398,575)	1,009	29,529
Barclays Bank plc April 2017 Russell 2000 Index Swap 0.81%[8], Terminating 04/28/17 (Notional Value $715,082)	516	1,704
(Total Notional Value $6,990,186)		$118,393

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 133

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
RUSSELL 2000® FUND

*	Non-income producing security.
**	Less than 0.1% of net assets.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2017 — See Note 6.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
[4]	Repurchase Agreements — See Note 5.
[5]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2017.
[6]	Securities lending collateral — See Note 6.
[7]	Rate indicated is the 7 day yield as of March 31, 2017.
[8]	Total Return based on Russell 2000 Index +/- financing at a variable rate. Rate indicated is the rate effective at March 31, 2017.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3		Total
Common Stocks	$41,548,202	$—	$—	$—	$—		$41,548,202
Corporate Bonds	—	—	5,955	—	—		5,955
Equity Futures Contracts	—	20,915	—	—	—		20,915
Equity Index Swap Agreements	—	—	—	118,393	—		118,393
Federal Agency Notes	—	—	2,496,568	—	—		2,496,568
Repurchase Agreements	—	—	7,156,166	—	—		7,156,166
Rights	—	—	—	—	—	**	—
Securities Lending Collateral	1,749,835	—	—	—	—		1,749,835
Total	$43,298,037	$20,915	$9,658,689	$118,393	$—		$53,096,034

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.
**	Security has a market value of $0.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, the Fund had a security with a total value of $640 transfer out of Level 2 into Level 1 due to changes in securities valuation method.

134 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets:
Investments, at value - including $1,701,519 of securities loaned (cost $39,635,344)	$45,800,560
Repurchase agreements, at value (cost $7,156,166)	7,156,166
Total investments (cost $46,791,510)	52,956,726
Segregated cash with broker	579,101
Unrealized appreciation on swap agreements	118,393
Cash	5,930
Receivables:
Swap settlement	47,635
Variation margin	3,993
Securities sold	236,335
Fund shares sold	1,280,828
Dividends	49,036
Interest	3,547
Securities lending income	3,809
Total assets	55,285,333

Liabilities:
Payable for:
Fund shares redeemed	3,003,774
Return of securities loaned	1,749,835
Securities purchased	459,057
Management fees	38,981
Distribution and service fees	16,759
Transfer agent and administrative fees	12,994
Portfolio accounting fees	7,796
Miscellaneous	38,258
Total liabilities	5,327,454
Commitments and contingent liabilities (Note 14)	—
Net assets	$49,957,879

Net assets consist of:
Paid in capital	$45,232,705
Accumulated net investment loss	(7,428)
Accumulated net realized loss on investments	(1,571,918)
Net unrealized appreciation on investments	6,304,520
Net assets	$49,957,879

A-Class:
Net assets	$14,650,347
Capital shares outstanding	352,117
Net asset value per share	$41.61
Maximum offering price per share(Net asset value divided by 95.25%)	$43.69

C-Class:
Net assets	$5,841,140
Capital shares outstanding	154,222
Net asset value per share	$37.87

H-Class:
Net assets	$29,466,392
Capital shares outstanding	709,924
Net asset value per share	$41.51

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 135

RUSSELL 2000® FUND

STATEMENT OF OPERATIONS
Year Ended March 31, 2017

Investment Income:
Dividends (net of foreign withholding tax of $102)	$419,026
Interest	54,382
Income from securities lending, net	22,205
Other income	250
Total investment income	495,863

Expenses:
Management fees	342,691
Transfer agent and administrative fees	114,232
Distribution and service fees:
A-Class	37,800
C-Class	40,684
H-Class	66,262
Portfolio accounting fees	68,540
Custodian fees	6,613
Trustees’ fees*	3,192
Line of credit fees	158
Miscellaneous	94,259
Total expenses	774,431
Net investment loss	(278,568)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$508,824
Swap agreements	2,479,548
Futures contracts	538,809
Net realized gain	3,527,181
Net change in unrealized appreciation(depreciation) on:
Investments	5,049,114
Swap agreements	(105,952)
Futures contracts	(20,396)
Foreign currency	(4)
Net change in unrealized appreciation(depreciation)	4,922,762
Net realized and unrealized gain	8,449,943
Net increase in net assets resulting from operations	$8,171,375

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

136 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(278,568)	$(353,047)
Net realized gain (loss) on investments	3,527,181	(2,172,044)
Net change in unrealized appreciation (depreciation) on investments	4,922,762	771,104
Net increase (decrease) in net assets resulting from operations	8,171,375	(1,753,987)

Distributions to shareholders from:
Net realized gains
A-Class	—	(378,494)
C-Class	—	(84,593)
H-Class	—	(279,804)
Total distributions to shareholders	—	(742,891)

Capital share transactions:
Proceeds from sale of shares
A-Class	42,192,221	44,154,351
C-Class	10,426,608	14,311,898
H-Class	227,391,879	344,016,927
Distributions reinvested
A-Class	—	344,126
C-Class	—	76,580
H-Class	—	275,570
Cost of shares redeemed
A-Class	(42,966,394)	(44,563,233)
C-Class	(8,128,543)	(15,370,265)
H-Class	(248,133,883)	(325,825,130)
Net increase (decrease) from capital share transactions	(19,218,112)	17,420,824
Net increase (decrease) in net assets	(11,046,737)	14,923,946

Net assets:
Beginning of year	61,004,616	46,080,670
End of year	$49,957,879	$61,004,616
Accumulated net investment loss at end of year	$(7,428)	$(93,094)

Capital share activity:
Shares sold
A-Class	1,104,167	1,257,318
C-Class	303,834	422,747
H-Class	6,113,347	9,826,186
Shares issued from reinvestment of distributions
A-Class	—	9,852
C-Class	—	2,386
H-Class	—	7,908
Shares redeemed
A-Class	(1,109,403)	(1,267,797)
C-Class	(239,296)	(453,761)
H-Class	(6,784,978)	(9,171,878)
Net increase (decrease) in shares	(612,329)	632,961

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 137

RUSSELL 2000® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$33.56	$38.88	$37.80	$32.26	$28.20
Income (loss) from investment operations:
Net investment income (loss)[a]	(.21)	(.29)	(.25)	(.27)	(.13)
Net gain (loss) on investments (realized and unrealized)	8.26	(4.12)	2.61	7.54	4.19
Total from investment operations	8.05	(4.41)	2.36	7.27	4.06
Less distributions from:
Net realized gains	—	(.91)	(1.28)	(1.73)	—
Total distributions	—	(.91)	(1.28)	(1.73)	—
Net asset value, end of period	$41.61	$33.56	$38.88	$37.80	$32.26

Total Return[b]	23.96%	(11.43%)	6.42%	22.87%	14.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,650	$11,993	$13,920	$3,219	$3,723
Ratios to average net assets:
Net investment income (loss)	(0.54%)	(0.83%)	(0.67%)	(0.77%)	(0.44%)
Total expenses	1.62%	1.59%	1.57%	1.60%	1.55%
Portfolio turnover rate	203%	442%	947%	267%	160%

C-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$30.78	$36.00	$35.36	$30.54	$26.90
Income (loss) from investment operations:
Net investment income (loss)[a]	(.44)	(.51)	(.60)	(.48)	(.31)
Net gain (loss) on investments (realized and unrealized)	7.53	(3.80)	2.52	7.03	3.95
Total from investment operations	7.09	(4.31)	1.92	6.55	3.64
Less distributions from:
Net realized gains	—	(.91)	(1.28)	(1.73)	—
Total distributions	—	(.91)	(1.28)	(1.73)	—
Net asset value, end of period	$37.87	$30.78	$36.00	$35.36	$30.54

Total Return[b]	23.03%	(12.07%)	5.61%	21.78%	13.53%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,841	$2,760	$4,259	$3,245	$2,599
Ratios to average net assets:
Net investment income (loss)	(1.27%)	(1.56%)	(1.77%)	(1.47%)	(1.19%)
Total expenses	2.38%	2.35%	2.57%	2.37%	2.31%
Portfolio turnover rate	203%	442%	947%	267%	160%

138 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$33.48	$38.79	$37.73	$32.25	$28.16
Income (loss) from investment operations:
Net investment income (loss)[a]	(.21)	(.35)	(.28)	(.27)	(.12)
Net gain (loss) on investments (realized and unrealized)	8.24	(4.05)	2.62	7.48	4.21
Total from investment operations	8.03	(4.40)	2.34	7.21	4.09
Less distributions from:
Net realized gains	—	(.91)	(1.28)	(1.73)	—
Total distributions	—	(.91)	(1.28)	(1.73)	—
Net asset value, end of period	$41.51	$33.48	$38.79	$37.73	$32.25

Total Return[b]	23.95%	(11.43%)	6.37%	22.69%	14.52%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$29,466	$46,251	$27,902	$44,185	$101,053
Ratios to average net assets:
Net investment income (loss)	(0.54%)	(0.97%)	(0.77%)	(0.78%)	(0.42%)
Total expenses	1.63%	1.60%	1.58%	1.59%	1.52%
Portfolio turnover rate	203%	442%	947%	267%	160%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 139

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

INVERSE RUSSELL 2000® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the Russell 2000® Index (the “underlying index”).

The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2016, Inverse Russell 2000® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the Russell 2000 Index. Inverse Russell 2000® Strategy Fund H-Class returned -23.16% while the Russell 2000 Index returned 26.22% over the same time period.

Among sectors, the biggest performance contributors to the underlying index during the period were Utilities and Telecommunications Services. The Health Care sector detracted the most from return, followed by the Energy sector.

Synageva BioPharma Corp., Dyax Corp., and Piedmont Natural Gas Company, Inc. were the largest contributors to the performance of the underlying index for the year. Puma Biotechnology, Inc., Celldex Therapeutics, Inc., and SemGroup Corp. – Class A were the leading detractors from the performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s negative performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. Investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

140 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Inception Dates:
A-Class	March 31, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Cumulative Fund Performance*

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	4.0%
Guggenheim Strategy Fund II	3.9%
Total	7.9%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2017

	1 Year	5 Year	10 Year
A-Class Shares	-23.21%	-14.72%	-13.45%
A-Class Shares with sales charge†	-26.85%	-15.55%	-13.87%
C-Class Shares	-23.73%	-15.34%	-14.08%
C-Class Shares with CDSC‡	-24.49%	-15.34%	-14.08%
H-Class Shares	-23.16%	-14.68%	-13.43%
Russell 2000 Index	26.22%	15.60%	9.44%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on H-Class shares and A-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 141

SCHEDULE OF INVESTMENTS	March 31, 2017
INVERSE RUSSELL 2000® STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 7.9%
Guggenheim Strategy Fund I1	24,377	$610,653
Guggenheim Strategy Fund II1	24,220	605,492
Total Mutual Funds
(Cost $1,204,971)		1,216,145

	Face Amount

U.S. TREASURY BILLS†† - 32.3%
U.S. Treasury Bill
0.71% due 04/27/17[2,3]	$5,000,000	4,997,565
Total U.S. Treasury Bills
(Cost $4,997,436)		4,997,565

FEDERAL AGENCY NOTES†† - 6.5%
Federal Farm Credit Bank[4]
1.17% due 09/12/18[5]	1,000,000	1,000,715
Total Federal Agency Notes
(Cost $999,855)		1,000,715

REPURCHASE AGREEMENTS††,6 - 52.9%
RBC Capital Markets LLC issued 03/31/17 at 0.72% due 04/03/17	3,932,178	3,932,178
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	2,533,256	2,533,256
Mizuho Securities LLC issued 03/31/17 at 0.71% due 04/03/17[7]	1,326,714	1,326,714
UMB Financial Corp. issued 03/31/17 at 0.68% due 04/03/17	388,311	388,311
Total Repurchase Agreements
(Cost $8,180,459)		8,180,459

Total Investments - 99.6%
(Cost $15,382,721)		$15,394,884
Other Assets & Liabilities, net - 0.4%		55,387
Total Net Assets - 100.0%		$15,450,271

	Contracts	Unrealized Loss

EQUITY FUTURES CONTRACTS SOLD SHORT†
June 2017 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $8,510,370)	123	$(167,764)

	Units

OTC EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Barclays Bank plc April 2017 Russell 2000 Index Swap 0.31%[8], Terminating 04/28/17 (Notional Value $881,063)	636	$(2,210)
BNP Paribas April 2017 Russell 2000 Index Swap 0.08%[8], Terminating 04/28/17 (Notional Value $1,540,056)	1,111	(29,820)
Goldman Sachs International April 2017 Russell 2000 Index Swap 0.51%[8], Terminating 04/27/17 (Notional Value $4,445,738)	3,208	(68,143)
(Total Notional Value $6,866,857)		$(100,173)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 10.
[2]	All or a portion of this security is pledged as futures collateral.
[3]	Zero coupon rate security. Rate indicated is the effective yield at the time of purchase.
[4]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[5]	Variable rate security. Rate indicated is rate effective at March 31, 2017.
[6]	Repurchase Agreements — See Note 5.
[7]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2017.
[8]	Total Return based on Russell 2000 Index +/- financing at a variable rate. Rate indicated is the rate effective at March 31, 2017.
plc — Public Limited Company

See Sector Classification in Other Information section.

142 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
INVERSE RUSSELL 2000® STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Federal Agency Notes	$—	$—	$1,000,715	$—	$—	$1,000,715
Mutual Funds	1,216,145	—	—	—	—	1,216,145
Repurchase Agreements	—	—	8,180,459	—	—	8,180,459
U.S. Treasury Bills	—	—	4,997,565	—	—	4,997,565
Total	$1,216,145	$—	$14,178,739	$—	$—	$15,394,884

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Futures Contracts	$—	$167,764	$—	$—	$—	$167,764
Equity Index Swap Agreements	—	—	—	100,173	—	100,173
Total	$—	$167,764	$—	$100,173	$—	$267,937

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 143

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $5,997,291)	$5,998,280
Investments in affiliated issuers, at value (cost $1,204,971)	1,216,145
Repurchase agreements, at value (cost $8,180,459)	8,180,459
Total investments (cost $15,382,721)	15,394,884
Segregated cash with broker	445,900
Receivables:
Fund shares sold	38,408
Dividends	2,233
Interest	775
Total assets	15,882,200

Liabilities:
Unrealized depreciation on swap agreements	100,173
Payable for:
Fund shares redeemed	294,209
Variation margin	15,375
Swap settlement	9,774
Management fees	4,533
Distribution and service fees	1,941
Transfer agent and administrative fees	1,259
Portfolio accounting fees	504
Miscellaneous	4,161
Total liabilities	431,929
Commitments and contingent liabilities (Note 14)	—
Net assets	$15,450,271

Net assets consist of:
Paid in capital	$66,467,504
Accumulated net investment loss	(11,033)
Accumulated net realized loss on investments	(50,750,426)
Net unrealized depreciation on investments	(255,774)
Net assets	$15,450,271

A-Class:
Net assets	$8,645,394
Capital shares outstanding	365,973
Net asset value per share	$23.62
Maximum offering price per share(Net asset value divided by 95.25%)	$24.80

C-Class:
Net assets	$1,027,673
Capital shares outstanding	48,000
Net asset value per share	$21.41

H-Class:
Net assets	$5,777,204
Capital shares outstanding	243,830
Net asset value per share	$23.69

STATEMENT OF OPERATIONS
Year Ended March 31, 2017

Investment Income:
Interest	$29,797
Dividends from securities of affiliated issuers	33,331
Total investment income	63,128

Expenses:
Management fees	96,656
Transfer agent and administrative fees	26,849
Distribution and service fees:
A-Class	3,357
C-Class	13,664
H-Class	20,076
Portfolio accounting fees	10,740
Registration fees	17,176
Custodian fees	1,853
Trustees’ fees*	1,073
Miscellaneous	3,614
Total expenses	195,058
Net investment loss	(131,930)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(714)
Investments in affiliated issuers	14,886
Swap agreements	(3,031,902)
Futures contracts	(285,752)
Net realized loss	(3,303,482)
Net change in unrealized appreciation(depreciation) on:
Investments in unaffiliated issuers	7,514
Investments in affiliated issuers	8,482
Swap agreements	242,688
Futures contracts	(165,264)
Net change in unrealized appreciation(depreciation)	93,420
Net realized and unrealized loss	(3,210,062)
Net decrease in net assets resulting from operations	$(3,341,992)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

144 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(131,930)	$(478,582)
Net realized loss on investments	(3,303,482)	(1,808,075)
Net change in unrealized appreciation (depreciation) on investments	93,420	(283,532)
Net decrease in net assets resulting from operations	(3,341,992)	(2,570,189)

Capital share transactions:
Proceeds from sale of shares
A-Class	14,626,343	9,085,916
C-Class	4,936,900	1,059,867
H-Class	89,823,769	505,306,463
Cost of shares redeemed
A-Class	(8,349,515)	(6,953,249)
C-Class	(5,311,313)	(1,084,198)
H-Class	(118,171,227)	(471,955,412)
Net increase (decrease) from capital share transactions	(22,445,043)	35,459,387
Net increase (decrease) in net assets	(25,787,035)	32,889,198

Net assets:
Beginning of year	41,237,306	8,348,108
End of year	$15,450,271	$41,237,306
Accumulated net investment loss at end of year	$(11,033)	$(185,674)

Capital share activity:
Shares sold
A-Class	565,644	278,747
C-Class	224,964	36,768
H-Class	3,300,396	15,797,309
Shares redeemed
A-Class	(290,537)	(218,466)
C-Class	(238,561)	(37,693)
H-Class	(4,247,427)	(14,803,569)
Net increase (decrease) in shares	(685,521)	1,053,096

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 145

INVERSE RUSSELL 2000® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]
Per Share Data
Net asset value, beginning of period	$30.76	$29.22	$33.01	$43.21	$52.38
Income (loss) from investment operations:
Net investment income (loss)[a]	(.31)	(.39)	(.46)	(.61)	(.81)
Net gain (loss) on investments (realized and unrealized)	(6.83)	1.93	(3.33)	(9.59)	(8.36)
Total from investment operations	(7.14)	1.54	(3.79)	(10.20)	(9.17)
Net asset value, end of period	$23.62	$30.76	$29.22	$33.01	$43.21

Total Return[b]	(23.21%)	5.27%	(11.48%)	(23.59%)	(17.53%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,645	$2,795	$894	$7,302	$635
Ratios to average net assets:
Net investment income (loss)	(1.11%)	(1.23%)	(1.40%)	(1.69%)	(1.60%)
Total expenses[c]	1.71%	1.70%	1.71%	1.72%	1.72%
Portfolio turnover rate	58%	584%	189%	—	—

C-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]
Per Share Data
Net asset value, beginning of period	$28.07	$26.86	$30.59	$40.30	$49.22
Income (loss) from investment operations:
Net investment income (loss)[a]	(.45)	(.58)	(.63)	(.83)	(1.14)
Net gain (loss) on investments (realized and unrealized)	(6.21)	1.79	(3.10)	(8.88)	(7.78)
Total from investment operations	(6.66)	1.21	(3.73)	(9.71)	(8.92)
Net asset value, end of period	$21.41	$28.07	$26.86	$30.59	$40.30

Total Return[b]	(23.73%)	4.50%	(12.19%)	(24.08%)	(18.16%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,028	$1,729	$1,680	$568	$409
Ratios to average net assets:
Net investment income (loss)	(1.83%)	(2.08%)	(2.13%)	(2.45%)	(2.35%)
Total expenses[c]	2.47%	2.45%	2.45%	2.47%	2.47%
Portfolio turnover rate	58%	584%	189%	—	—

146 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]
Per Share Data
Net asset value, beginning of period	$30.83	$29.30	$33.11	$43.26	$52.42
Income (loss) from investment operations:
Net investment income (loss)[a]	(.32)	(.41)	(.46)	(.65)	(.84)
Net gain (loss) on investments (realized and unrealized)	(6.82)	1.94	(3.35)	(9.50)	(8.32)
Total from investment operations	(7.14)	1.53	(3.81)	(10.15)	(9.16)
Net asset value, end of period	$23.69	$30.83	$29.30	$33.11	$43.26

Total Return[b]	(23.16%)	5.22%	(11.51%)	(23.46%)	(17.46%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,777	$36,713	$5,775	$11,691	$12,822
Ratios to average net assets:
Net investment income (loss)	(1.14%)	(1.28%)	(1.41%)	(1.69%)	(1.62%)
Total expenses[c]	1.72%	1.70%	1.70%	1.72%	1.74%
Portfolio turnover rate	58%	584%	189%	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Reverse share split — Per share amounts for the periods presented through February 7, 2014 have been restated to reflect a 1:3 reverse share split effective February 7, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 147

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

DOW JONES INDUSTRIAL AVERAGE® FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the Dow Jones Industrials Average® (the “underlying index”).

The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2017, Dow Jones Industrial Average® Fund maintained a daily correlation of over 99% to its benchmark of 100% of the daily price movement of the Dow Jones Industrial Average. Dow Jones Industrial Average Fund H-Class returned 18.20% while the Dow Jones Industrial Average returned 19.91% over the same period.

The sectors contributing the most to the performance of the underlying index for the period were Financials and Industrials. The Telecommunications Services sector was the only detractor; the Consumer Staples sector contributed the least to the performance of the underlying index for the period.

Goldman Sachs Group, Inc., Boeing Co., and UnitedHealth Group, Inc. contributed the most to the performance of the underlying index for the period. NIKE, Inc. Class B, Coca-Cola Co., and Verizon Communications, Inc. detracted the most from the performance of the underlying index for the period.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. Investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

148 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Inception Dates:
A-Class	December 1, 2015
C-Class	December 1, 2015
H-Class	December 1, 2015

Cumulative Fund Performance*

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	8.7%
Guggenheim Strategy Fund I	8.6%
Goldman Sachs Group, Inc.	4.3%
3M Co.	3.6%
Boeing Co.	3.3%
International Business Machines Corp.	3.3%
UnitedHealth Group, Inc.	3.1%
Home Depot, Inc.	2.8%
Apple, Inc.	2.7%
McDonald’s Corp.	2.4%
Top Ten Total	42.8%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Period Ended March 31, 2017

	1 Year	Since Inception (12/01/15)
A-Class Shares	18.10%	12.62%
A-Class Shares with sales charge†	12.49%	8.59%
C-Class Shares	17.21%	11.77%
C-Class Shares with CDSC‡	16.21%	11.77%
H-Class Shares	18.20%	12.68%
Dow Jones Industrial Average Index	19.91%	14.33%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on H-Class shares and A-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 149

SCHEDULE OF INVESTMENTS	March 31, 2017
DOW JONES INDUSTRIAL AVERAGE® FUND

	Shares	Value

COMMON STOCKS† - 56.8%

Financial - 11.4%
Goldman Sachs Group, Inc.	12,086	$2,776,396
Travelers Cos., Inc.	12,086	1,456,846
Visa, Inc. — Class A	12,086	1,074,083
JPMorgan Chase & Co.	12,086	1,061,634
American Express Co.	12,086	956,123
Total Financial		7,325,082

Industrial - 11.3%
3M Co.	12,086	2,312,414
Boeing Co.	12,086	2,137,530
United Technologies Corp.	12,086	1,356,170
Caterpillar, Inc.	12,086	1,121,097
General Electric Co.	12,086	360,163
Total Industrial		7,287,374

Consumer, Non-cyclical - 9.8%
UnitedHealth Group, Inc.	12,086	1,982,225
Johnson & Johnson	12,086	1,505,312
Procter & Gamble Co.	12,086	1,085,927
Merck & Company, Inc.	12,086	767,944
Coca-Cola Co.	12,086	512,930
Pfizer, Inc.	12,086	413,462
Total Consumer, Non-cyclical		6,267,800

Technology - 7.9%
International Business Machines Corp.	12,086	2,104,656
Apple, Inc.	12,086	1,736,275
Microsoft Corp.	12,086	795,984
Intel Corp.	12,086	435,942
Total Technology		5,072,857

Consumer, Cyclical - 7.6%
Home Depot, Inc.	12,086	1,774,588
McDonald’s Corp.	12,086	1,566,466
Wal-Mart Stores, Inc.	12,086	871,159
NIKE, Inc. — Class B	12,086	673,553
Total Consumer, Cyclical		4,885,766

Communications - 3.7%
Walt Disney Co.	12,086	1,370,431
Verizon Communications, Inc.	12,086	589,193
Cisco Systems, Inc.	12,086	408,507
Total Communications		2,368,131

Energy - 3.6%
Chevron Corp.	12,086	1,297,674
Exxon Mobil Corp.	12,086	991,173
Total Energy		2,288,847

Basic Materials - 1.5%
EI du Pont de Nemours & Co.	12,086	970,868

Total Common Stocks
(Cost $32,370,990)		36,466,725

MUTUAL FUNDS† - 17.3%
Guggenheim Strategy Fund II1	222,337	5,558,437
Guggenheim Strategy Fund I1	221,467	5,547,747
Total Mutual Funds
(Cost $11,064,834)		11,106,184

	Face Amount

REPURCHASE AGREEMENTS††,2 - 8.7%
RBC Capital Markets LLC issued 03/31/17 at 0.72% due 04/03/17	$2,825,922	2,825,922
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	1,820,565	1,820,565
Mizuho Securities LLC issued 03/31/17 at 0.71% due 04/03/17[3]	634,541	634,541
UMB Financial Corp. issued 03/31/17 at 0.68% due 04/03/17	279,066	279,066
Total Repurchase Agreements
(Cost $5,560,094)		5,560,094

Total Investments - 82.8%
(Cost $48,995,918)		$53,133,003
Other Assets & Liabilities, net - 17.2%		11,029,902
Total Net Assets - 100.0%		$64,162,905

	Contracts	Unrealized Gain (Loss)
EQUITY FUTURES CONTRACTS PURCHASED†
June 2017 Dow Jones Industrial Average Index Mini Futures Contracts (Aggregate Value of Contracts $14,418,600)	140	$(46,288)

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
BNP Paribas April 2017 Dow Jones Industrial Average Swap Index 1.23%[4], Terminating 04/28/17 (Notional Value $9,178,749)	444	$8,108
Barclays Bank plc April 2017 Dow Jones Industrial Average Swap Index 1.31%[4], Terminating 04/28/17 (Notional Value $4,157,310)	201	(13,544)
(Total Notional Value $13,336,059)		$(5,436)

150 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
DOW JONES INDUSTRIAL AVERAGE® FUND

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 10.
[2]	Repurchase Agreements — See Note 5.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2017.
[4]	Total Return based on Dow Jones Industrial Average Index +/- financing at a variable rate. Rate indicated is rate effective at March 31, 2017.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$36,466,725	$—	$—	$—	$—	$36,466,725
Equity Index Swap Agreements	—	—	—	8,108	—	8,108
Mutual Funds	11,106,184	—	—	—	—	11,106,184
Repurchase Agreements	—	—	5,560,094	—	—	5,560,094
Total	$47,572,909	$—	$5,560,094	$8,108	$—	$53,141,111

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Futures Contracts	$—	$46,288	$—	$—	$—	$46,288
Equity Index Swap Agreements	—	—	—	13,544	—	13,544
Total	$—	$46,288	$—	$13,544	$—	$59,832

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 151

DOW JONES INDUSTRIAL AVERAGE® FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $32,370,990)	$36,466,725
Investments in affiliated issuers, at value (cost $11,064,834)	11,106,184
Repurchase agreements, at value (cost $5,560,094)	5,560,094
Total investments (cost $48,995,918)	53,133,003
Segregated cash with broker	764,000
Unrealized appreciation on swap agreements	8,108
Receivables:
Swap settlement	2,698
Fund shares sold	10,419,759
Dividends	48,236
Interest	109
Securities lending income	23
Total assets	64,375,936

Liabilities:
Unrealized depreciation on swap agreements	13,544
Payable for:
Fund shares redeemed	55,839
Management fees	39,220
Variation margin	29,193
Licensing fees	19,155
Distribution and service fees	14,402
Transfer agent and administrative fees	13,073
Portfolio accounting fees	5,229
Miscellaneous	23,376
Total liabilities	213,031
Commitments and contingent liabilities (Note 14)	—
Net assets	$64,162,905

Net assets consist of:
Paid in capital	$59,558,838
Undistributed net investment income	186,787
Accumulated net realized gain on investments	331,919
Net unrealized appreciation on investments	4,085,361
Net assets	$64,162,905

A-Class:
Net assets	$19,523,459
Capital shares outstanding	335,176
Net asset value per share	$58.25
Maximum offering price per share(Net asset value divided by 95.25%)	$61.15

C-Class:
Net assets	$2,144,326
Capital shares outstanding	37,189
Net asset value per share	$57.66

H-Class:
Net assets	$42,495,120
Capital shares outstanding	729,096
Net asset value per share	$58.28

STATEMENT OF OPERATIONS
Year Ended March 31, 2017

Investment Income:
Dividends from securities of unaffiliated issuers	$803,806
Dividends from securities of affiliated issuers	120,136
Interest	16,499
Income from securities lending, net	888
Total investment income	941,329

Expenses:
Management fees	339,784
Transfer agent and administrative fees	113,261
Distribution and service fees:
A-Class	20,427
C-Class	12,914
H-Class	89,606
Portfolio accounting fees	45,304
Custodian fees	6,429
Trustees’ fees*	2,890
Line of credit fees	209
Miscellaneous	90,700
Total expenses	721,524
Net investment income	219,805

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	2,730,515
Investments in affiliated issuers	3,249
Swap agreements	1,187,421
Futures contracts	616,381
Net realized gain	4,537,566
Net change in unrealized appreciation(depreciation) on:
Investments in unaffiliated issuers	3,342,410
Investments in affiliated issuers	42,054
Swap agreements	(48,681)
Futures contracts	(207,006)
Net change in unrealized appreciation(depreciation)	3,128,777
Net realized and unrealized gain	7,666,343
Net increase in net assets resulting from operations	$7,886,148

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

152 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW JONES INDUSTRIAL AVERAGE® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Period Ended March 31, 2016[a]
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$219,805	$(10,240)
Net realized gain (loss) on investments	4,537,566	(350,012)
Net change in unrealized appreciation (depreciation) on investments	3,128,777	956,584
Net increase in net assets resulting from operations	7,886,148	596,332

Distributions to shareholders from:
Net investment income
A-Class	(3,923)	—
C-Class	(619)	—
H-Class	(28,476)	—
Net realized gains
A-Class	(53,197)	—
C-Class	(8,391)	—
H-Class	(386,186)	—
Total distributions to shareholders	(480,792)	—

Capital share transactions:
Proceeds from sale of shares
A-Class	37,739,580	62,850,014
C-Class	1,702,969	930,648
H-Class	461,245,485	34,887,020
Distributions reinvested
A-Class	57,061	—
C-Class	8,981	—
H-Class	414,467	—
Cost of shares redeemed
A-Class	(63,683,914)	(19,048,769)
C-Class	(522,595)	(221,789)
H-Class	(444,210,303)	(15,987,638)
Net increase (decrease) from capital share transactions	(7,248,269)	63,409,486
Net increase in net assets	157,087	64,005,818

Net assets:
Beginning of period	64,005,818	—
End of period	$64,162,905	$64,005,818
Undistributed net investment income at end of period	$186,787	$—

Capital share activity:
Shares sold
A-Class	676,602	1,299,093
C-Class	32,390	19,674
H-Class	8,685,078	716,927
Shares issued from reinvestment of distributions
A-Class	1,061	—
C-Class	168	—
H-Class	7,701	—
Shares redeemed
A-Class	(1,236,579)	(405,001)
C-Class	(10,162)	(4,881)
H-Class	(8,345,243)	(335,367)
Net increase (decrease) in shares	(188,984)	1,290,445

[a]	Since commencement of operations: December 1, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 153

DOW JONES INDUSTRIAL AVERAGE® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2017	Period Ended March 31, 2016[a]
Per Share Data
Net asset value, beginning of period	$49.60	$50.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.23	(.03)
Net gain (loss) on investments (realized and unrealized)	8.73	(.37)
Total from investment operations	8.96	(.40)
Less distributions from:
Net investment income	(.02)	—
Net realized gains	(.29)	—
Total distributions	(.31)	—
Net asset value, end of period	$58.25	$49.60

Total Return[d]	18.10%	(0.80%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,523	$44,351
Ratios to average net assets:
Net investment income (loss)	0.44%	(0.21%)
Total expenses[c]	1.56%	1.55%
Portfolio turnover rate	668%	98%

C-Class	Year Ended March 31, 2017	Period Ended March 31, 2016[a]
Per Share Data
Net asset value, beginning of period	$49.47	$50.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.11)	(.07)
Net gain (loss) on investments (realized and unrealized)	8.61	(.46)
Total from investment operations	8.50	(.53)
Less distributions from:
Net investment income	(.02)	—
Net realized gains	(.29)	—
Total distributions	(.31)	—
Net asset value, end of period	$57.66	$49.47

Total Return[d]	17.21%	(1.06%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,144	$732
Ratios to average net assets:
Net investment income (loss)	(0.21%)	(0.43%)
Total expenses[c]	2.32%	2.30%
Portfolio turnover rate	668%	98%

154 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW JONES INDUSTRIAL AVERAGE® FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2017	Period Ended March 31, 2016[a]
Per Share Data
Net asset value, beginning of period	$49.59	$50.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.28	(.03)
Net gain (loss) on investments (realized and unrealized)	8.72	(.38)
Total from investment operations	9.00	(.41)
Less distributions from:
Net investment income	(.02)	—
Net realized gains	(.29)	—
Total distributions	(.31)	—
Net asset value, end of period	$58.28	$49.59

Total Return[d]	18.20%	(0.82%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$42,495	$18,923
Ratios to average net assets:
Net investment income (loss)	0.52%	(0.17%)
Total expenses[c]	1.57%	1.55%
Portfolio turnover rate	668%	98%

[a]	Since commencement of operations: December 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 155

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for U.S. Government securities on a daily basis. The Fund’s current benchmark is 120% of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2017, the Government Long Bond 1.2x Strategy Fund Investor Class returned -8.39%. The price movement of the Long Treasury Bond was -8.88% for the same period. The return of a comparison index, Bloomberg Barclays Long U.S. Treasury Index, was -5.00%. The Fund maintained a daily correlation of over 95% to its benchmark.

Prices of 30-year U.S. Treasurys fell over the period, as yields rose from 2.62% at the end of March 2016 to 3.02% at end of March 2017. Within that time, however, investor demand for yield as global central banks remained dovish pushed the 30-year bond to a record low in July 2016, when the yield touched 2.11%.

The U.S. Federal Reserve kept short-term rates unchanged until the December 2016 Federal Open Market Committee (FOMC) meeting, when it raised short-term rates by 25 basis points to a range of 0.50–0.75%. On March 15, 2017, the FOMC raised the fed funds target rate by another 25 basis points to a range of 0.75–1.0%, sending the yield on the 30-year government to about 3.19%, its high for the period.

By the end of the period, rates were falling again from their relatively low levels, as the U.S. Congress struggled to pass pro-growth policies and geopolitical/military risk started rising, lowering investor expectations that government actions might provide a boost to growth and inflation.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s negative performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. Investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments.

Performance displayed represents past performance, which is no guarantee of future results.

156 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2017

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
Investor Class	January 3, 1994
A-Class	March 31, 2004
C-Class	May 2, 2001
H-Class	September 18, 2014

The Fund invests principally in U.S. Government securities and in derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
U.S. Treasury Bond	45.3%
Guggenheim Strategy Fund II	11.8%
Guggenheim Strategy Fund I	11.2%
Total	68.3%

“Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 157

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2017

	1 Year	5 Year	10 Year
Investor Class Shares	-8.39%	4.90%	7.59%
A-Class Shares	-8.54%	4.77%	7.39%
A-Class Shares with sales charge†	-12.89%	3.76%	6.87%
C-Class Shares	-9.24%	3.92%	6.54%
C-Class Shares with CDSC‡	-10.11%	3.92%	6.54%
Daily Price Movement of Long Treasury Bond**	-8.88%	0.68%	2.67%
Barclays Long Treasury Bond Index	-5.00%	4.04%	6.71%

	1 Year	Since Inception (09/18/14)
H-Class Shares	-8.55%	4.62%
Barclays Long Treasury Bond Index	-5.00%	4.96%
Daily Price Movement of Long Treasury Bond**	-8.88%	1.74%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays Long Treasury Bond Index and Daily Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Does not reflect any interest.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

158 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2017
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 23.0%
Guggenheim Strategy Fund II1	218,714	$5,467,852
Guggenheim Strategy Fund I1	205,882	5,157,351
Total Mutual Funds
(Cost $10,575,437)		10,625,203

	Face Amount

U.S. GOVERNMENT SECURITIES†† - 45.3%
U.S. Treasury Bond
3.00% due 02/15/47	$21,000,000	20,911,406
Total U.S. Government Securities
(Cost $20,478,438)		20,911,406

U.S. TREASURY BILLS†† - 1.6%
U.S. Treasury Bill
0.52% due 05/11/17[2,3,4]	750,000	749,431
Total U.S. Treasury Bills
(Cost $749,562)		749,431

REPURCHASE AGREEMENTS††,5 - 29.3%
RBC Capital Markets LLC issued 03/31/17 at 0.72% due 04/03/17	7,182,652	7,182,652
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	4,627,333	4,627,333
Mizuho Securities LLC issued 03/31/17 at 0.71% due 04/03/17	1,002,167	1,002,167
UMB Financial Corp. issued 03/31/17 at 0.68% due 04/03/17	709,303	709,303
Total Repurchase Agreements
(Cost $13,521,455)		13,521,455

Total Investments - 99.2%
(Cost $45,324,892)		$45,807,495
Other Assets & Liabilities, net - 0.8%		363,087
Total Net Assets - 100.0%		$46,170,582

	Contracts	Unrealized Gain

INTEREST RATE FUTURES CONTRACTS PURCHASED†
June 2017 U.S. Treasury Ultra Long Bond Futures Contracts (Aggregate Value of Contracts $38,374,438)	239	$342,415

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 10.
[2]	All or a portion of this security is pledged as futures collateral at March 31, 2017.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Zero coupon rate security.
[5]	Repurchase Agreements — See Note 5.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 159

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Interest Rate Futures Contracts	$—	$342,415	$—	$—	$—	$342,415
Mutual Funds	10,625,203	—	—	—	—	10,625,203
Repurchase Agreements	—	—	13,521,455	—	—	13,521,455
U.S. Government Securities	—	—	20,911,406	—	—	20,911,406
U.S. Treasury Bills	—	—	749,431	—	—	749,431
Total	$10,625,203	$342,415	$35,182,292	$—	$—	$46,149,910

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

160 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $21,228,000)	$21,660,837
Investments in affiliated issuers, at value (cost $10,575,437)	10,625,203
Repurchase agreements, at value (cost $13,521,455)	13,521,455
Total investments (cost $45,324,892)	45,807,495
Segregated cash with broker	519,153
Receivables:
Variation margin	61,985
Securities sold	5,775,531
Fund shares sold	165,941
Dividends	19,278
Interest	122,673
Total assets	52,472,056

Liabilities:
Payable for:
Fund shares redeemed	6,180,676
Management fees	37,205
Distribution and service fees	14,975
Transfer agent and administrative fees	14,882
Portfolio accounting fees	7,441
Miscellaneous	46,295
Total liabilities	6,301,474
Commitments and contingent liabilities (Note 14)	—
Net assets	$46,170,582

Net assets consist of:
Paid in capital	$53,861,135
Undistributed net investment income	2,469
Accumulated net realized loss on investments	(8,518,040)
Net unrealized appreciation on investments	825,018
Net assets	$46,170,582

Investor Class:
Net assets	$16,495,887
Capital shares outstanding	326,735
Net asset value per share	$50.49

A-Class:
Net assets	$15,827,424
Capital shares outstanding	311,126
Net asset value per share	$50.87
Maximum offering price per share(Net asset value divided by 95.25%)	$53.41

C-Class:
Net assets	$1,770,484
Capital shares outstanding	35,042
Net asset value per share	$50.52

H-Class:
Net assets	$12,076,787
Capital shares outstanding	237,207
Net asset value per share	$50.91

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 161

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENT OF OPERATIONS
Year Ended March 31, 2017

Investment Income:
Interest	$1,840,428
Dividends from securities of affiliated issuers	255,392
Total investment income	2,095,820

Expenses:
Management fees	469,631
Transfer agent and administrative fees	187,854
Distribution and service fees:
A-Class	26,994
C-Class	27,954
H-Class	75,272
Portfolio accounting fees	93,925
Registration fees	77,846
Custodian fees	14,428
Trustees’ fees*	8,200
Line of credit fees	2,533
Tax expense	257
Miscellaneous	62,766
Total expenses	1,047,660
Net investment income	1,048,160

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(4,564,954)
Investments in affiliated issuers	155,073
Futures contracts	(1,075,433)
Net realized loss	(5,485,314)
Net change in unrealized appreciation(depreciation) on:
Investments in unaffiliated issuers	(903,124)
Investments in affiliated issuers	37,160
Futures contracts	(1,162,467)
Net change in unrealized appreciation(depreciation)	(2,028,431)
Net realized and unrealized loss	(7,513,745)
Net decrease in net assets resulting from operations	$(6,465,585)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

162 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,048,160	$1,571,845
Net realized gain (loss) on investments	(5,485,314)	17,793,226
Net change in unrealized appreciation (depreciation) on investments	(2,028,431)	(1,775,157)
Net increase (decrease) in net assets resulting from operations	(6,465,585)	17,589,914

Distributions to shareholders from:
Net investment income
Investor Class	(609,269)	(951,034)
Advisor Class	—	(40,983)*
A-Class	(128,172)	(53,217)
C-Class	(6,597)	(29,111)
H-Class	(301,653)	(903,740)*
Net realized gains
Investor Class	(808,891)	—
Advisor Class	—	— *
A-Class	(98,621)	—
C-Class	(79,454)	—
H-Class	(675,371)	— *
Total distributions to shareholders	(2,708,028)	(1,978,085)

Capital share transactions:
Proceeds from sale of shares
Investor Class	1,300,421,018	883,887,497
Advisor Class	—	209,857,554 *
A-Class	46,105,383	40,024,720
C-Class	7,485,391	10,755,886
H-Class	1,635,285,193	3,211,356,226 *
Distributions reinvested
Investor Class	1,395,924	945,843
Advisor Class	—	40,282 *
A-Class	218,258	49,337
C-Class	81,014	26,814
H-Class	976,087	902,679 *
Cost of shares redeemed
Investor Class	(1,329,635,477)	(897,206,827)
Advisor Class	—	(212,004,112)*
A-Class	(39,972,613)	(34,656,013)
C-Class	(8,731,488)	(10,299,100)
H-Class	(1,677,056,978)	(3,257,317,015)*
Conversion Activity*
Advisor Class	—	(7,238,724)
H-Class	—	7,238,724
Net decrease from capital share transactions	(63,428,288)	(53,636,229)
Net decrease in net assets	(72,601,901)	(38,024,400)

Net assets:
Beginning of year	118,772,483	156,796,883
End of year	$46,170,582	$118,772,483
Undistributed net investment income at end of year	$2,469	$—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 163

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended March 31, 2017	Year Ended March 31, 2016
Capital share activity:
Shares sold
Investor Class	22,993,824	16,290,807
Advisor Class	—	3,932,239	*
A-Class	909,264	741,077
C-Class	131,201	196,471
H-Class	28,369,982	58,647,379	*
Shares issued from reinvestment of distributions
Investor Class	26,070	17,306
Advisor Class	—	756	*
A-Class	4,205	905
C-Class	1,574	498
H-Class	18,344	16,483	*
Shares redeemed
Investor Class	(23,663,874)	(16,377,059)
Advisor Class	—	(3,973,055	)*
A-Class	(763,665)	(645,888)
C-Class	(154,091)	(189,233)
H-Class	(28,998,992)	(59,266,476	)*
Conversion Activity*
Advisor Class	—	(133,556)
H-Class	—	131,901
Net decrease in shares	(1,126,158)	(609,445)

*	Effective September 30, 2015, all outstanding Advisor Class shares converted into H-Class shares — See Note 12.

164 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[e]	Year Ended March 28, 2013[e]
Per Share Data
Net asset value, beginning of period	$58.12	$59.12	$45.80	$48.55	$44.73
Income (loss) from investment operations:
Net investment income (loss)[a]	.70	.76	.63	.61	.57
Net gain (loss) on investments (realized and unrealized)	(5.50)	(.67)	13.34	(2.76)	4.21
Total from investment operations	(4.80)	.09	13.97	(2.15)	4.78
Less distributions from:
Net investment income	(.72)	(1.09)	(.65)	(.60)	(.72)
Net realized gains	(2.11)	—	—	—	(.24)
Total distributions	(2.83)	(1.09)	(.65)	(.60)	(.96)
Net asset value, end of period	$50.49	$58.12	$59.12	$45.80	$48.55

Total Return[b]	(8.39%)	0.33%	30.66%	(4.37%)	10.63%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,496	$56,419	$61,460	$43,573	$281,800
Ratios to average net assets:
Net investment income (loss)	1.21%	1.39%	1.21%	1.22%	1.15%
Total expenses[c]	0.98%	0.94%	0.95%	0.97%	0.95%
Portfolio turnover rate	2,490%	2,699%	1,932%	2,661%	1,759%

A-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[e]	Year Ended March 28, 2013[e]
Per Share Data
Net asset value, beginning of period	$58.50	$59.47	$46.07	$48.73	$44.77
Income (loss) from investment operations:
Net investment income (loss)[a]	.63	.64	.51	.48	.48
Net gain (loss) on investments (realized and unrealized)	(5.57)	(.65)	13.42	(2.65)	4.29
Total from investment operations	(4.94)	(.01)	13.93	(2.17)	4.77
Less distributions from:
Net investment income	(.58)	(.96)	(.53)	(.49)	(.57)
Net realized gains	(2.11)	—	—	—	(.24)
Total distributions	(2.69)	(.96)	(.53)	(.49)	(.81)
Net asset value, end of period	$50.87	$58.50	$59.47	$46.07	$48.73

Total Return[b]	(8.54%)	0.12%	30.37%	(4.40%)	10.62%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,827	$9,438	$3,879	$1,724	$15,476
Ratios to average net assets:
Net investment income (loss)	1.19%	1.16%	0.97%	1.04%	0.94%
Total expenses[c]	1.24%	1.20%	1.20%	1.22%	1.20%
Portfolio turnover rate	2,490%	2,699%	1,932%	2,661%	1,759%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 165

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[e]	Year Ended March 28, 2013[e]
Per Share Data
Net asset value, beginning of period	$58.13	$59.09	$45.79	$48.51	$44.63
Income (loss) from investment operations:
Net investment income (loss)[a]	.13	.22	.13	.12	.15
Net gain (loss) on investments (realized and unrealized)	(5.47)	(.64)	13.30	(2.71)	4.21
Total from investment operations	(5.34)	(.42)	13.43	(2.59)	4.36
Less distributions from:
Net investment income	(.16)	(.54)	(.13)	(.13)	(.24)
Net realized gains	(2.11)	—	—	—	(.24)
Total distributions	(2.27)	(.54)	(.13)	(.13)	(.48)
Net asset value, end of period	$50.52	$58.13	$59.09	$45.79	$48.51

Total Return[b]	(9.24%)	(0.62%)	29.37%	(5.33%)	9.69%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,770	$3,276	$2,873	$3,198	$4,594
Ratios to average net assets:
Net investment income (loss)	0.22%	0.41%	0.26%	0.34%	0.31%
Total expenses[c]	1.97%	1.95%	1.95%	1.97%	1.94%
Portfolio turnover rate	2,490%	2,699%	1,932%	2,661%	1,759%

H-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 28, 2015[d]
Per Share Data
Net asset value, beginning of period	$58.55	$59.44	$48.83
Income (loss) from investment operations:
Net investment income (loss)[a]	.58	.61	.28
Net gain (loss) on investments (realized and unrealized)	(5.53)	(.54)	10.59
Total from investment operations	(4.95)	.07	10.87
Less distributions from:
Net investment income	(.58)	(.96)	(.26)
Net realized gains	(2.11)	—	—
Total distributions	(2.69)	(.96)	(.26)
Net asset value, end of period	$50.91	$58.55	$59.44

Total Return[b]	(8.55%)	0.26%	22.28%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,077	$49,639	$78,382
Ratios to average net assets:
Net investment income (loss)	1.00%	1.11%	0.89%
Total expenses[c]	1.22%	1.20%	1.18%
Portfolio turnover rate	2,490%	2,699%	1,932%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]

Since commencement of operations: September 18, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized. The Portfolio turnover rate stated is for the entire period of the Funds, not since the commencement of operations of the Class.

[e]	Reverse share split — Per share amounts for the periods presented through February 7, 2014 have been restated to reflect a 1:3 reverse share split effective February 7, 2014.

166 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

OBJECTIVE: Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movements of a benchmark for U.S. Treasury debt instruments or futures contract on a specified debt instrument on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2017, the Inverse Government Long Bond Strategy Fund Investor Class returned 5.08%. The price movement of the Long Treasury Bond was -8.88% for the same period. The return of a comparison index, Bloomberg Barclays Long U.S. Treasury Index, was -5.00%. The Fund maintained a daily correlation of over 95% to its benchmark.

Prices of 30-year U.S. Treasurys fell over the period, as yields rose from 2.62% at the end of March 2016 to 3.02% at end of March 2017. Within that time, however, investor demand for yield as global central banks remained dovish pushed the 30-year bond to a record low in July 2016, when the yield touched 2.11%.

The U.S. Federal Reserve kept short-term rates unchanged until the December 2016 Federal Open Market Committee (FOMC) meeting, when it raised short-term rates by 25 basis points to a range of 0.50–0.75%. On March 15, 2017, the FOMC raised the fed funds target rate by another 25 basis points to a range of 0.75–1.0%, sending the yield on the 30-year government to about 3.19%, its high for the period.

By the end of the period, rates were falling again from their relatively low levels, as the U.S. Congress struggled to pass pro-growth policies and geopolitical/military risk started rising, lowering investor expectations that government actions might provide a boost to growth and inflation.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. Investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 167

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2017

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
Investor Class	March 3, 1995
A-Class	March 31, 2004
C-Class	March 28, 2001
H-Class	September 18, 2014

The Fund invests principally in short sales and derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	7.1%
Guggenheim Strategy Fund II	6.3%
Total	13.4%

“Largest Holdings” excludes any temporary cash or derivative investments.

168 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2017

	1 Year	5 Year	10 Year
Investor Class Shares	5.08%	-5.72%	-9.09%
A-Class Shares	4.83%	-5.96%	-9.32%
A-Class Shares with sales charge†	-0.14%	-6.87%	-9.76%
C-Class Shares	4.04%	-6.66%	-9.99%
C-Class Shares with CDSC‡	3.04%	-6.66%	-9.99%
Daily Price Movement of Long Treasury Bond**	-8.88%	0.68%	2.67%
Barclays Long Treasury Bond Index	-5.00%	4.04%	6.71%

	1 Year	Since Inception (09/18/14)
H Class Shares	5.13%	-7.01%
Daily Price Movement of Long Treasury Bond**	-8.88%	1.74%
Barclays Long Treasury Bond Index	-5.00%	4.96%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays Long Treasury Bond Index and the Daily Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Does not reflect any interest.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 169

SCHEDULE OF INVESTMENTS	March 31, 2017
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 13.4%
Guggenheim Strategy Fund I1	483,680	$12,116,192
Guggenheim Strategy Fund II1	424,204	10,605,112
Total Mutual Funds
(Cost $22,537,267)		22,721,304

	Face Amount

FEDERAL AGENCY NOTES†† - 51.1%
Freddie Mac[2]
0.75% due 10/26/18[3]	$17,000,000	16,976,659
0.63% due 11/16/18[3]	15,000,000	14,996,730
0.63% due 05/15/18[3]	2,500,000	2,498,830
Total Freddie Mac		34,472,219
Federal Farm Credit Bank[4]
1.15% due 08/10/18[5]	15,000,000	15,010,110
0.93% due 04/03/17[5]	6,800,000	6,800,001
1.07% due 09/18/17[5]	1,875,000	1,877,006
1.22% due 06/12/18[5]	1,300,000	1,303,700
1.25% due 07/18/18[5]	1,000,000	1,003,461
1.04% due 05/11/18[5]	1,000,000	1,001,338
1.09% due 06/13/17[5]	200,000	200,086
1.00% due 04/10/17[5]	100,000	100,001
Total Federal Farm Credit Bank		27,295,703
Federal Home Loan Bank[4]
0.63% due 11/23/18[3]	25,000,000	24,997,225
Total Federal Agency Notes
(Cost $86,747,413)		86,765,147

FEDERAL AGENCY BONDS†† - 7.2%
Farmer Mac[4]
5.13% due 04/19/17	8,000,000	8,015,800
Private Export Funding Corp.
2.25% due 12/15/17	3,255,000	3,279,273
Federal Agricultural Mortgage Corp.
1.23% due 01/25/18[5]	1,000,000	1,002,987
Total Federal Agency Bonds
(Cost $12,299,140)		12,298,060

U.S. TREASURY BILLS†† - 6.8%
U.S. Treasury Bill
0.71% due 04/27/17[6,7]	10,000,000	9,995,130
0.52% due 05/11/17[6,7,8]	1,500,000	1,498,862
Total U.S. Treasury Bills
(Cost $11,493,996)		11,493,992

FEDERAL AGENCY DISCOUNT NOTES†† - 5.3%
Federal Home Loan Bank[4]
0.75% due 04/10/17	4,900,000	4,899,081
0.67% due 04/05/17	1,900,000	1,899,842
Total Federal Home Loan Bank		6,798,923
Fannie Mae[2]
0.52% due 04/03/17	2,200,000	2,199,937
Total Federal Agency Discount Notes
(Cost $8,998,860)		8,998,860

REPURCHASE AGREEMENTS††,9 - 102.7%
Individual Repurchase Agreements
Barclays Capital issued 03/31/17 at 0.55% due 04/03/17 (secured by U.S. Treasury Bond, at a rate of 3.00% and maturing 02/15/47 as collateral, with a value of $77,171,670) to be repurchased at $75,659,657	75,658,501	75,658,501
Mizuho Financial Group, Inc. issued 03/31/17 at 0.75% due 04/03/17 (secured by U.S. Treasury Bond, at a rate of 3.00% and maturing 02/15/47 as collateral, with a value of $64,720,376) to be repurchased at $63,453,171	63,451,849	63,451,849
Joint Repurchase Agreements
RBC Capital Markets LLC issued 03/31/17 at 0.72% due 04/03/17	18,782,219	18,782,219
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	12,100,208	12,100,208
Mizuho Securities LLC issued 03/31/17 at 0.71% due 04/03/17	2,620,610	2,620,610
UMB Financial Corp. issued 03/31/17 at 0.68% due 04/03/17	1,854,787	1,854,787
Total Repurchase Agreements
(Cost $174,468,174)		174,468,174

Total Investments - 186.5%
(Cost $316,544,850)		$316,745,537

U.S. Government Securities Sold Short†† - (80.1)%
U.S. Treasury Bond
3.00% due 02/15/47	136,600,000	(136,023,720)
Total U.S. Government Securities Sold Short
(Proceeds $135,600,483)		(136,023,720)
Other Assets & Liabilities, net - (6.4)%		(10,794,163)
Total Net Assets - 100.0%		$169,927,654

170 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

	Contracts	Unrealized Loss

INTEREST RATE FUTURES CONTRACTS SOLD SHORT†
June 2017 U.S. Treasury Ultra Long Bond Futures Contracts (Aggregate Value of Contracts $37,892,750)	236	$(54,140)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 10.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
[4]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[5]	Variable rate security. Rate indicated is rate effective at March 31, 2017.
[6]	Rate indicated is the effective yield at the time of purchase.
[7]	Zero coupon rate security.
[8]	All or a portion of this security is pledged as futures collateral at March 31, 2017.
[9]	Repurchase Agreements — See Note 5.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Federal Agency Bonds	$—	$—	$12,298,060	$—	$—	$12,298,060
Federal Agency Discount Notes	—	—	8,998,860	—	—	8,998,860
Federal Agency Notes	—	—	86,765,147	—	—	86,765,147
Mutual Funds	22,721,304	—	—	—	—	22,721,304
Repurchase Agreements	—	—	174,468,174	—	—	174,468,174
U.S. Treasury Bills	—	—	11,493,992	—	—	11,493,992
Total	$22,721,304	$—	$294,024,233	$—	$—	$316,745,537

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Interest Rate Futures Contracts	$—	$54,140	$—	$—	$—	$54,140
U.S. Government Securities	—	—	136,023,720	—	—	136,023,720
Total	$—	$54,140	$136,023,720	$—	$—	$136,077,860

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 171

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $119,539,409)	$119,556,059
Investments in affiliated issuers, at value (cost $22,537,267)	22,721,304
Repurchase agreements, at value (cost $174,468,174)	174,468,174
Total investments (cost $316,544,850)	316,745,537
Receivables:
Fund shares sold	622,245
Dividends	41,350
Interest	391,133
Total assets	317,800,265

Liabilities:
Securities sold short, at value (proceeds $135,600,483)	136,023,720
Payable for:
Securities purchased	5,675,953
Fund shares redeemed	5,330,260
Management fees	112,291
Variation margin	59,000
Transfer agent and administrative fees	31,192
Distribution and service fees	28,126
Portfolio accounting fees	12,476
Miscellaneous	599,593
Total liabilities	147,872,611
Commitments and contingent liabilities (Note 14)	—
Net assets	$169,927,654

Net assets consist of:
Paid in capital	$510,618,196
Accumulated net investment loss	(1,212,038)
Accumulated net realized loss on investments	(339,201,814)
Net unrealized depreciation on investments	(276,690)
Net assets	$169,927,654

Investor Class:
Net assets	$84,122,862
Capital shares outstanding	2,335,716
Net asset value per share	$36.02

A-Class:
Net assets	$18,677,960
Capital shares outstanding	538,110
Net asset value per share	$34.71
Maximum offering price per share(Net asset value divided by 95.25%)	$36.44

C-Class:
Net assets	$23,342,602
Capital shares outstanding	761,487
Net asset value per share	$30.65

H-Class:
Net assets	$43,784,230
Capital shares outstanding	1,257,190
Net asset value per share	$34.83

172 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENT OF OPERATIONS
Year Ended March 31, 2017

Investment Income:
Interest	$893,345
Dividends from securities of affiliated issuers	468,957
Total investment income	1,362,302

Expenses:
Management fees	1,527,653
Transfer agent and administrative fees	424,348
Distribution and service fees:
A-Class	43,778
C-Class	244,182
H-Class	84,846
Portfolio accounting fees	169,737
Short interest expense	3,331,147
Custodian fees	24,862
Trustees’ fees*	15,366
Line of credit fees	921
Miscellaneous	257,810
Total expenses	6,124,650
Net investment loss	(4,762,348)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$81,444
Investments in affiliated issuers	83,900
Futures contracts	347,089
Securities sold short	8,479,955
Net realized gain	8,992,388
Net change in unrealized appreciation(depreciation) on:
Investments in unaffiliated issuers	54,067
Investments in affiliated issuers	187,171
Securities sold short	(216,350)
Futures contracts	(373,121)
Net change in unrealized appreciation(depreciation)	(348,233)
Net realized and unrealized gain	8,644,155
Net increase in net assets resulting from operations	$3,881,807

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 173

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(4,762,348)	$(6,742,953)
Net realized gain (loss) on investments	8,992,388	(2,550,139)
Net change in unrealized appreciation (depreciation) on investments	(348,233)	3,855,117
Net increase (decrease) in net assets resulting from operations	3,881,807	(5,437,975)

Capital share transactions:
Proceeds from sale of shares
Investor Class	1,461,086,838	419,488,684
Advisor Class	—	77,182,234 *
A-Class	10,846,573	21,327,705
C-Class	6,375,655	10,592,963
H-Class	2,601,327,502	2,119,121,239
Cost of shares redeemed
Investor Class	(1,471,262,255)	(430,488,671)
Advisor Class	—	(80,838,817)*
A-Class	(10,739,740)	(24,329,743)
C-Class	(11,684,154)	(17,049,334)
H-Class	(2,627,383,990)	(2,100,739,161)
Conversion activity*
Advisor Class	—	(8,597,033)
H-Class	—	8,597,033
Net decrease from capital share transactions	(41,433,571)	(5,732,901)
Net decrease in net assets	(37,551,764)	(11,170,876)

Net assets:
Beginning of year	207,479,418	218,650,294
End of year	$169,927,654	$207,479,418
Accumulated net investment loss at end of year	$(1,212,038)	$(1,260,455)

Capital share activity:
Shares sold
Investor Class	44,231,107	11,180,250
Advisor Class		2,146,208 *
A-Class	330,693	580,663
C-Class	220,928	319,610
H-Class	79,320,319	58,800,072
Shares redeemed
Investor Class	(44,494,650)	(11,534,880)
Advisor Class		(2,246,748)*
A-Class	(326,449)	(669,422)
C-Class	(406,484)	(527,194)
H-Class	(80,262,131)	(58,103,890)
Conversion activity*
Advisor Class	—	(245,419)
H-Class	—	239,405
Net decrease in shares	(1,386,667)	(61,345)

*	Effective September 30, 2015, all outstanding Advisor Class shares converted into H-Class shares — See Note 12.

174 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[e]	Year Ended March 28, 2013[e]
Per Share Data
Net asset value, beginning of period	$34.27	$35.78	$46.01	$43.94	$48.33
Income (loss) from investment operations:
Net investment income (loss)[a]	(.88)	(1.15)	(1.15)	(1.65)	(1.20)
Net gain (loss) on investments (realized and unrealized)	2.63	(.36)	(9.08)	3.72	(3.19)
Total from investment operations	1.75	(1.51)	(10.23)	2.07	(4.39)
Net asset value, end of period	$36.02	$34.27	$35.78	$46.01	$43.94

Total Return[b]	5.08%	(4.22%)	(22.23%)	4.69%	(9.10%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$84,123	$89,071	$105,696	$177,735	$143,739
Ratios to average net assets:
Net investment income (loss)	(2.59%)	(3.07%)	(2.80%)	(3.46%)	(2.82%)
Total expenses[c,f]	3.38%	3.48%	3.15%	3.50%	2.99%
Portfolio turnover rate	1,436%	838%	2,190%	1,097%	1,309%

A-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[e]	Year Ended March 28, 2013[e]
Per Share Data
Net asset value, beginning of period	$33.11	$34.66	$44.68	$42.77	$47.18
Income (loss) from investment operations:
Net investment income (loss)[a]	(.94)	(1.20)	(1.23)	(1.73)	(1.35)
Net gain (loss) on investments (realized and unrealized)	2.54	(.35)	(8.79)	3.64	(3.06)
Total from investment operations	1.60	(1.55)	(10.02)	1.91	(4.41)
Net asset value, end of period	$34.71	$33.11	$34.66	$44.68	$42.77

Total Return[b]	4.83%	(4.47%)	(22.43%)	4.51%	(9.43%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,678	$17,676	$21,580	$49,859	$32,842
Ratios to average net assets:
Net investment income (loss)	(2.85%)	(3.32%)	(3.06%)	(3.73%)	(3.20%)
Total expenses[c,f]	3.67%	3.75%	3.40%	3.78%	3.37%
Portfolio turnover rate	1,436%	838%	2,190%	1,097%	1,309%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 175

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[e]	Year Ended March 28, 2013[e]
Per Share Data
Net asset value, beginning of period	$29.46	$31.07	$40.35	$38.92	$43.25
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.05)	(1.31)	(1.36)	(1.86)	(1.50)
Net gain (loss) on investments (realized and unrealized)	2.24	(.30)	(7.92)	3.29	(2.83)
Total from investment operations	1.19	(1.61)	(9.28)	1.43	(4.33)
Net asset value, end of period	$30.65	$29.46	$31.07	$40.35	$38.92

Total Return[b]	4.04%	(5.18%)	(23.00%)	3.73%	(10.06%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,343	$27,899	$35,874	$57,323	$55,404
Ratios to average net assets:
Net investment income (loss)	(3.59%)	(4.08%)	(3.78%)	(4.45%)	(3.96%)
Total expenses[c,f]	4.41%	4.50%	4.14%	4.49%	4.13%
Portfolio turnover rate	1,436%	838%	2,190%	1,097%	1,309%

H-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[d]
Per Share Data
Net asset value, beginning of period	$33.12	$34.67	$41.85
Income (loss) from investment operations:
Net investment income (loss)[a]	(.92)	(1.15)	(.52)
Net gain (loss) on investments (realized and unrealized)	2.63	(.40)	(6.66)
Total from investment operations	1.71	(1.55)	(7.18)
Net asset value, end of period	$34.83	$33.12	$34.67

Total Return[b]	5.13%	(4.47%)	(17.16%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$43,784	$72,833	$43,800
Ratios to average net assets:
Net investment income (loss)	(2.80%)	(3.17%)	(2.75%)
Total expenses[c,f]	3.60%	3.61%	3.07%
Portfolio turnover rate	1,436%	838%	2,190%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Since commencement of operations: September 18, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[e]	Reverse share split — Per share amounts for the periods presented through February 21, 2014 have been restated to reflect a 1:5 reverse effective February 21, 2014.
[f]	Total expenses may include interest expense related to short sales. Excluding interest expense, the operating expense ratio for the period and years ended would be:

	3/31/17	3/31/16	3/31/15	3/31/14	3/31/13	3/31/12
Investor Class	1.43%	1.40%	1.40%	1.41%	1.39%	1.39%
A-Class	1.63%	1.65%	1.65%	1.66%	1.64%	1.65%
C-Class	2.43%	2.40%	2.40%	2.41%	2.39%	2.40%
H-Class	1.68%	1.65%	1.60%	—	—	—

176 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

HIGH YIELD STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of the high yield bond market.

High Yield Strategy Fund H-Class returned 8.15% for the one-year period ended March 31, 2017. For comparison, the Barclays U.S. Corporate High Yield Index returned 16.39%.

The post-election credit rally continued into the beginning of 2017, as high-yield bond spreads tightened near cycle lows. A resurgence in refinancing activity drove exceptional new issuance volumes for much of the period, as borrowers opportunistically reduced their cost of debt in the face of the Fed raising rates. Declining default rates and improving macroeconomic conditions should sustain positive returns in leveraged credit, but tight spreads and high bond prices make the sector vulnerable to volatility.

The energy, communications, and basic industry sectors contributed the most to the performance of the Barclays High Yield index. No sector detracted. The financial segments contributed the least.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. Investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 177

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Inception Dates:
A-Class	April 16, 2007
C-Class	April 16, 2007
H-Class	April 16, 2007

The Fund invests principally in derivative investments such as high yield credit default swap agreements and futures contracts.

Cumulative Fund Performance*

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	2.7%
Guggenheim Strategy Fund II	2.6%
Guggenheim Strategy Fund III	1.4%
Total	6.7%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2017

	1 Year	5 Year	Since Inception (04/16/07)
A-Class Shares	8.24%	6.80%	6.28%
A-Class Shares with sales charge†	3.11%	5.77%	5.76%
C-Class Shares	7.38%	5.96%	5.47%
C-Class Shares with CDSC‡	6.38%	5.96%	5.47%
H-Class Shares	8.15%	6.80%	6.27%
Barclays U.S. Corporate High Yield Index	16.39%	6.82%	7.44%
S&P 500 Index	17.17%	13.30%	7.18%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays U.S. Corporate High Yield Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce its reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

178 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2017
HIGH YIELD STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 6.7%
Guggenheim Strategy Fund I1	498,724	$12,493,038
Guggenheim Strategy Fund II1	480,348	12,008,695
Guggenheim Strategy Fund III[1]	261,684	6,544,723
Total Mutual Funds
(Cost $30,795,923)		31,046,456

	Face Amount

U.S. TREASURY BILLS†† - 40.3%
U.S. Treasury Bill
0.72% due 04/13/17[2,3]	$66,700,000	66,686,593
0.73% due 04/27/17[2,3]	60,000,000	59,970,780
0.71% due 04/13/17[2,3]	33,300,000	33,293,307
0.71% due 04/27/17[2,3]	20,000,000	19,990,260
0.52% due 05/11/17[2,3,8]	5,000,000	4,996,205
Total U.S. Treasury Bills
(Cost $184,929,597)		184,937,145

FEDERAL AGENCY DISCOUNT NOTES†† - 21.9%
Fannie Mae[4]
0.52% due 04/03/17[6]	60,000,000	59,997,667
Federal Home Loan Bank[5]
0.69% due 04/28/17[6]	21,000,000	20,989,007
0.91% due 09/20/17[6]	20,000,000	19,919,719
Total Federal Home Loan Bank		40,908,726
Total Federal Agency Discount Notes
(Cost $100,899,049)		100,906,393

FEDERAL AGENCY NOTES†† - 5.6%
Federal Home Loan Bank[5]
0.63% due 11/23/18[6]	25,000,000	24,997,225
Freddie Mac[4]
0.63% due 11/16/18[6]	1,000,000	999,782
Total Federal Agency Notes
(Cost $25,989,707)		25,997,007

REPURCHASE AGREEMENTS††,7 - 21.7%
RBC Capital Markets LLC issued 03/31/17 at 0.72% due 04/03/17	47,684,593	47,684,593
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	30,720,199	30,720,199
Mizuho Securities LLC issued 03/31/17 at 0.71% due 04/03/17	16,736,349	16,736,349
UMB Financial Corp. issued 03/31/17 at 0.68% due 04/03/17	4,708,962	4,708,962
Total Repurchase Agreements
(Cost $99,850,103)		99,850,103

Total Investments - 96.2%
(Cost $442,464,379)		$442,737,104
Other Assets & Liabilities, net - 3.8%		17,419,704
Total Net Assets - 100.0%		$460,156,808

	Contracts	Unrealized Gain

INTEREST RATE FUTURES CONTRACTS PURCHASED†
June 2017 U.S. Treasury 5 Year Note Futures Contracts (Aggregate Value of Contracts $379,289,813)	3,222	$1,452,980

Units

OTC EQUITY INDEX SWAP AGREEMENTS††
Goldman Sachs International May 2017 Swap 0.45%[9], iShares iBoxx High Yield Corporate Bond Swap Terminating 05/03/17 (Notional Value $65,802,609)	749,631	$418,987

CENTRALLY CLEARED CREDIT DEFAULT SWAPS PROTECTION SOLD††
Index	Counterparty	Exchange	Protection Premium Rate	Maturity Date	Notional Principal	Notional Value	Upfront Premiums Paid	Unrealized Appreciation
CDX.NA.HY. 28 Index	Goldman Sachs International	ICE	5.00%	06/20/22	$172,800,000	$(185,241,600)	$11,469,135	$972,465
CDX.NA.HY. 28 Index	Barclays Bank plc	ICE	5.00%	06/20/22	$205,000,000	$(219,760,000)	13,531,545	1,228,455
							$25,000,680	$2,200,920

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 179

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
HIGH YIELD STRATEGY FUND

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 10.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	Zero coupon rate security
[4]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[5]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[6]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
[7]	Repurchase Agreements — See Note 5.
[8]	All or a portion of this security is pledged as credit default swap collateral at March 31, 2017.
[9]	Total Return based on iShares iBoxx $ High Yield Corporate Bond ETF +/- financing at variable rate. Rate indicated is the rate effective at March 31, 2017.
CDX.NA.HY.28 Index — Credit Default Swap North American High Yield Series 28 Index
ICE — Intercontinental Exchange

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Credit Default Swaps	$—	$—	$—	$2,200,920	$—	$2,200,920
Equity Index Swap Agreements	—	—	—	418,987	—	418,987
Federal Agency Discount Notes	—	—	100,906,393	—	—	100,906,393
Federal Agency Notes	—	—	25,997,007	—	—	25,997,007
Interest Rate Futures Contracts	—	1,452,980	—	—	—	1,452,980
Mutual Funds	31,046,456	—	—	—	—	31,046,456
Repurchase Agreements	—	—	99,850,103	—	—	99,850,103
U.S. Treasury Bills	—	—	184,937,145	—	—	184,937,145
Total	$31,046,456	$1,452,980	$411,690,648	$2,619,907	$—	$446,809,991

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

180 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $311,818,353)	$311,840,545
Investments in affiliated issuers, at value (cost $30,795,923)	31,046,456
Repurchase agreements, at value (cost $99,850,103)	99,850,103
Total investments (cost $442,464,379)	442,737,104
Unamortized upfront premiums paid on credit default swaps	25,000,680
Unrealized appreciation on swap agreements	2,619,907
Segregated cash with broker	750,312
Cash	3
Receivables:
Variation margin	503,443
Fund shares sold	2,990,880
Dividends	60,792
Interest	689,519
Total assets	475,352,640

Liabilities:
Segregated cash due to broker	11,540,184
Payable for:
Fund shares redeemed	3,089,128
Management fees	237,192
Distribution and service fees	81,885
Transfer agent and administrative fees	79,064
Portfolio accounting fees	29,027
Miscellaneous	139,352
Total liabilities	15,195,832
Commitments and contingent liabilities (Note 14)	—
Net assets	$460,156,808

Net assets consist of:
Paid in capital	$451,197,774
Undistributed net investment income	6,077,252
Accumulated net realized gain on investments	(1,463,830)
Net unrealized appreciation on investments	4,345,612
Net assets	$460,156,808

A-Class:
Net assets	$20,290,182
Capital shares outstanding	820,039
Net asset value per share	$24.74
Maximum offering price per share(Net asset value divided by 95.25%)	$25.97

C-Class:
Net assets	$4,532,663
Capital shares outstanding	202,988
Net asset value per share	$22.33

H-Class:
Net assets	$435,333,963
Capital shares outstanding	17,613,441
Net asset value per share	$24.72

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 181

HIGH YIELD STRATEGY FUND

STATEMENT OF OPERATIONS
Year Ended March 31, 2017

Investment Income:
Dividends from securities of unaffiliated issuers	$1,682,502
Interest	1,516,281
Dividends from securities of affiliated issuers	868,724
Total investment income	4,067,507

Expenses:
Management fees	4,011,671
Transfer agent and administrative fees	1,337,224
Distribution and service fees:
A-Class	40,709
C-Class	39,799
H-Class	1,286,565
Portfolio accounting fees	442,816
Custodian fees	83,743
Trustees’ fees*	56,955
Line of credit fees	769
Miscellaneous	808,254
Total expenses	8,108,505
Net investment loss	(4,040,998)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$6,743,084
Investments in affiliated issuers	569,018
Swap agreements	40,601,219
Futures contracts	(5,524,894)
Net realized gain	42,388,427
Net change in unrealized appreciation(depreciation) on:
Investments in unaffiliated issuers	(4,112,117)
Investments in affiliated issuers	73,808
Swap agreements	(5,620,434)
Futures contracts	(1,375,758)
Net change in unrealized appreciation(depreciation)	(11,034,501)
Net realized and unrealized gain	31,353,926
Net increase in net assets resulting from operations	$27,312,928

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

182 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(4,040,998)	$(1,703,514)
Net realized gain on investments	42,388,427	6,489,628
Net change in unrealized appreciation (depreciation) on investments	(11,034,501)	10,455,204
Net increase in net assets resulting from operations	27,312,928	15,241,318

Distributions to shareholders from:
Net investment income
A-Class	(285,844)	(371,618)
C-Class	(89,445)	(81,569)
H-Class	(10,022,903)	(7,985,052)
Total distributions to shareholders	(10,398,192)	(8,438,239)

Capital share transactions:
Proceeds from sale of shares
A-Class	36,146,145	146,402,399
C-Class	6,852,428	6,136,367
H-Class	3,155,354,253	2,450,058,825
Distributions reinvested
A-Class	239,394	324,878
C-Class	84,624	77,774
H-Class	9,965,662	7,939,241
Cost of shares redeemed
A-Class	(28,782,857)	(143,631,198)
C-Class	(4,601,608)	(7,731,465)
H-Class	(3,528,841,089)	(2,304,764,599)
Net increase (decrease) from capital share transactions	(353,583,048)	154,812,222
Net increase (decrease) in net assets	(336,668,312)	161,615,301

Net assets:
Beginning of year	796,825,120	635,209,819
End of year	$460,156,808	$796,825,120
Undistributed net investment income/Accumulated net investment loss at end of year	$6,077,252	$(5,356,385)

Capital share activity:
Shares sold
A-Class	1,514,841	6,185,339
C-Class	314,911	292,032
H-Class	131,050,068	106,740,553
Shares issued from reinvestment of distributions
A-Class	10,089	14,262
C-Class	3,934	3,739
H-Class	420,925	348,212
Shares redeemed
A-Class	(1,210,225)	(6,118,943)
C-Class	(210,907)	(365,790)
H-Class	(147,445,936)	(99,505,770)
Net increase (decrease) in shares	(15,552,300)	7,593,634

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 183

HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$23.32	$23.84	$22.89	$25.16	$22.93
Income (loss) from investment operations:
Net investment income (loss)[a]	(.20)	(.09)	(.15)	(.30)	(.22)
Net gain (loss) on investments (realized and unrealized)	2.09	.46	1.10	2.13	3.13
Total from investment operations	1.89	.37	.95	1.83	2.91
Less distributions from:
Net investment income	(.47)	(.89)	—	(1.14)	(.43)
Net realized gains	—	—	—	(2.96)	(.25)
Total distributions	(.47)	(.89)	—	(4.10)	(.68)
Net asset value, end of period	$24.74	$23.32	$23.84	$22.89	$25.16

Total Return[b]	8.24%	1.66%	4.06%	7.53%	12.86%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,290	$11,787	$10,123	$12,499	$10,777
Ratios to average net assets:
Net investment income (loss)	(0.85%)	(0.40%)	(0.63%)	(1.21%)	(0.92%)
Total expenses[c]	1.51%	1.49%	1.50%	1.53%	1.50%
Portfolio turnover rate	97%	521%	393%	205%	95%

C-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$21.25	$22.01	$21.29	$23.83	$21.92
Income (loss) from investment operations:
Net investment income (loss)[a]	(.36)	(.19)	(.27)	(.44)	(.37)
Net gain (loss) on investments (realized and unrealized)	1.91	.32	.99	2.00	2.96
Total from investment operations	1.55	.13	.72	1.56	2.59
Less distributions from:
Net investment income	(.47)	(.89)	—	(1.14)	(.43)
Net realized gains	—	—	—	(2.96)	(.25)
Total distributions	(.47)	(.89)	—	(4.10)	(.68)
Net asset value, end of period	$22.33	$21.25	$22.01	$21.29	$23.83

Total Return[b]	7.38%	0.70%	3.33%	6.74%	11.98%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,533	$2,020	$3,632	$5,100	$6,958
Ratios to average net assets:
Net investment income (loss)	(1.65%)	(0.88%)	(1.25%)	(1.89%)	(1.62%)
Total expenses[c]	2.26%	2.24%	2.25%	2.28%	2.27%
Portfolio turnover rate	97%	521%	393%	205%	95%

184 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$23.31	$23.90	$22.94	$25.12	$22.90
Income (loss) from investment operations:
Net investment income (loss)[a]	(.18)	(.15)	(.19)	(.24)	(.24)
Net gain (loss) on investments (realized and unrealized)	2.06	.45	1.15	2.16	3.14
Total from investment operations	1.88	.30	.96	1.92	2.90
Less distributions from:
Net investment income	(.47)	(.89)	—	(1.14)	(.43)
Net realized gains	—	—	—	(2.96)	(.25)
Total distributions	(.47)	(.89)	—	(4.10)	(.68)
Net asset value, end of period	$24.72	$23.31	$23.90	$22.94	$25.12

Total Return[b]	8.15%	1.36%	4.14%	7.86%	12.83%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$435,334	$783,018	$621,455	$87,315	$434,113
Ratios to average net assets:
Net investment income (loss)	(0.74%)	(0.64%)	(0.81%)	(0.97%)	(0.99%)
Total expenses[c]	1.51%	1.49%	1.46%	1.53%	1.51%
Portfolio turnover rate	97%	521%	393%	205%	95%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 185

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

INVERSE HIGH YIELD STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that inversely correlate, before fees and expenses, to the performance of the high yield bond market.

Inverse High Yield Strategy Fund H-Class returned -6.90% for the one year period ended March 31, 2017. For comparison, the Barclays U.S. Corporate High Yield Index returned 16.39%.

The post-election credit rally continued into the beginning of 2017, as high-yield bond spreads tightened near cycle lows. A resurgence in refinancing activity drove exceptional new issuance volumes for much of the period, as borrowers opportunistically reduced their cost of debt in the face of the Fed raising rates. Declining default rates and improving macroeconomic conditions should sustain positive returns in leveraged credit, but tight spreads and high bond prices make the sector vulnerable to volatility.

The energy, communications, and basic industry sectors contributed the most to the performance of the Barclays High Yield index. No sector detracted. The financial segments contributed the least.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s negative performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. Investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

186 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Inception Dates:
A-Class	April 16, 2007
C-Class	April 16, 2007
H-Class	April 16, 2007

The Fund invests principally in derivative investments such as high yield credit default swap agreements and futures contracts.

Cumulative Fund Performance*

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	7.6%
Guggenheim Strategy Fund II	7.5%
Total	15.1%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2017

	1 Year	5 Year	Since Inception (04/16/07)
A-Class Shares	-8.26%	-10.20%	-10.26%
A-Class Shares with sales charge†	-12.60%	-11.07%	-10.70%
C-Class Shares	-8.97%	-10.75%	-10.85%
C-Class Shares with CDSC‡	-9.88%	-10.75%	-10.85%
H-Class Shares	-6.90%	-9.72%	-10.00%
Barclays U.S. Corporate High Yield Index	16.39%	6.82%	7.44%
S&P 500 Index	17.17%	13.30%	7.18%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays U.S. Corporate High Yield Index and S&P 500 Index are an unmanaged index and, unlike the Fund, have no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 187

SCHEDULE OF INVESTMENTS	March 31, 2017
INVERSE HIGH YIELD STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 15.1%
Guggenheim Strategy Fund I1	50,817	$1,272,956
Guggenheim Strategy Fund II1	50,809	1,270,223
Total Mutual Funds
(Cost $2,521,655)		2,543,179

	Face Amount

REPURCHASE AGREEMENTS††,2 - 3.8%
RBC Capital Markets LLC issued 03/31/17 at 0.72% due 04/03/17	$338,650	338,650
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	218,171	218,171
Mizuho Securities LLC issued 03/31/17 at 0.71% due 04/03/17	47,251	47,251
UMB Financial Corp. issued 03/31/17 at 0.68% due 04/03/17	33,442	33,442
Total Repurchase Agreements
(Cost $637,514)		637,514

Total Investments - 18.9%
(Cost $3,159,169)		$3,180,693
Other Assets & Liabilities, net - 81.1%		13,630,649
Total Net Assets - 100.0%		$16,811,342

	Contracts	Unrealized Loss

INTEREST RATE FUTURES CONTRACTS SOLD SHORT†
June 2017 U.S. Treasury 5 Year Note Futures Contracts (Aggregate Value of Contracts $15,774,313)	134	$(4,274)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS PROTECTION PURCHASED††
Index	Counterparty	Exchange	Protection Premium Rate	Maturity Date	Notional Principal	Notional Value	Upfront Premiums Paid	Unrealized Appreciation
CDX.NA.HY.28 Index	Barclays Bank plc	ICE	5.00%	06/20/22	$1,800,000	$1,929,600	$(116,044)	$(13,556)
CDX.NA.HY.28 Index	Goldman Sachs International	ICE	5.00%	06/20/22	$13,900,000	$14,900,800	(991,009)	(9,791)
							$(1,107,053)	$(23,347)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 10.
[2]	Repurchase Agreements — See Note 5.
CDX.NA.HY.28 Index — Credit Default Swap North American High Yield Series 28 Index
ICE — Intercontinental Exchange

See Sector Classification in Other Information section.

188 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
INVERSE HIGH YIELD STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Mutual Funds	$2,543,179	$—	$—	$—	$—	$2,543,179
Repurchase Agreements	—	—	637,514	—	—	637,514
Total	$2,543,179	$—	$637,514	$—	$—	$3,180,693

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Credit Default Swaps	$—	$—	$—	$23,347	$—	$23,347
Interest Rate Futures Contracts	—	4,274	—	—	—	4,274
Total	$—	$4,274	$—	$23,347	$—	$27,621

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 189

INVERSE HIGH YIELD STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets:
Investments in affiliated issuers, at value (cost $2,521,655)	$2,543,179
Repurchase agreements, at value (cost $637,514)	637,514
Total investments (cost $3,159,169)	3,180,693
Cash	928,213
Segregated cash with broker	348,252
Receivables:
Fund shares sold	13,545,229
Dividends	4,978
Total assets	18,007,365

Liabilities:
Unamortized upfront premiums paid on credit default swaps	1,107,053
Unrealized depreciation on swap agreements	23,347
Payable for:
Management fees	12,581
Interest	26,167
Variation margin	5,089
Distribution and service fees	4,867
Transfer agent and administrative fees	4,194
Fund shares redeemed	3,671
Portfolio accounting fees	1,677
Miscellaneous	7,377
Total liabilities	1,196,023
Commitments and contingent liabilities (Note 14)	—
Net assets	$16,811,342

Net assets consist of:
Paid in capital	$34,100,455
Accumulated net investment loss	(289,105)
Accumulated net realized loss on investments	(16,993,911)
Net unrealized depreciation on investments	(6,097)
Net assets	$16,811,342

A-Class:
Net assets	$914,682
Capital shares outstanding	13,905
Net asset value per share	$65.78
Maximum offering price per share(Net asset value divided by 95.25%)	$69.06

C-Class:
Net assets	$1,042,027
Capital shares outstanding	16,908
Net asset value per share	$61.63

H-Class:
Net assets	$14,854,633
Capital shares outstanding	219,414
Net asset value per share	$67.70

STATEMENT OF OPERATIONS
Year Ended March 31, 2017

Investment Income:
Interest	$53,748
Dividends from securities of affiliated issuers	64,511
Total investment income	118,259

Expenses:
Management fees	171,032
Transfer agent and administrative fees	57,010
Distribution and service fees:
A-Class	5,860
C-Class	12,130
H-Class	48,118
Portfolio accounting fees	22,804
Registration fees	20,617
Custodian fees	3,331
Trustees’ fees*	2,298
Miscellaneous	13,121
Total expenses	356,321
Net investment loss	(238,062)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(274)
Investments in affiliated issuers	15,227
Swap agreements	(3,357,740)
Futures contracts	510,161
Net realized loss	(2,832,626)
Net change in unrealized appreciation(depreciation) on:
Investments in affiliated issuers	21,912
Swap agreements	66,499
Futures contracts	1,426
Net change in unrealized appreciation(depreciation)	89,837
Net realized and unrealized loss	(2,742,789)
Net decrease in net assets resulting from operations	$(2,980,851)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

190 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE HIGH YIELD STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(238,062)	$(391,713)
Net realized loss on investments	(2,832,626)	(137,828)
Net change in unrealized appreciation (depreciation) on investments	89,837	(70,380)
Net decrease in net assets resulting from operations	(2,980,851)	(599,921)

Capital share transactions:
Proceeds from sale of shares
A-Class	58,549,494	259,628,046
C-Class	992,897	6,506,143
H-Class	1,767,267,375	1,025,905,429
Cost of shares redeemed
A-Class	(59,973,315)	(256,881,526)
C-Class	(1,489,604)	(5,476,553)
H-Class	(1,752,361,839)	(1,025,503,843)
Net increase from capital share transactions	12,985,008	4,177,696
Net increase in net assets	10,004,157	3,577,775

Net assets:
Beginning of year	6,807,185	3,229,410
End of year	$16,811,342	$6,807,185
Accumulated net investment loss at end of year	$(289,105)	$(524,020)

Capital share activity*:
Shares sold
A-Class	847,520	3,394,379
C-Class	15,264	90,941
H-Class	25,181,894	13,339,921
Shares redeemed
A-Class	(870,463)	(3,362,360)
C-Class	(22,781)	(76,538)
H-Class	(24,997,042)	(13,332,621)
Net increase (decrease) in shares	154,392	53,722

*	Capital share activity for the periods presented through March 31, 2017 has been restated to reflect a 1:4 reverse share split effective November 4, 2016 — See Note 13.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 191

INVERSE HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]
Per Share Data
Net asset value, beginning of period	$71.69	$76.94	$85.28	$95.91	$112.61
Income (loss) from investment operations:
Net investment income (loss)[a]	(.51)	(.80)	(.84)	(1.40)	(1.48)
Net gain (loss) on investments (realized and unrealized)	(5.40)	(4.45)	(7.50)	(9.23)	(15.22)
Total from investment operations	(5.91)	(5.25)	(8.34)	(10.63)	(16.70)
Net asset value, end of period	$65.78	$71.69	$76.94	$85.28	$95.91

Total Return[b]	(8.26%)	(6.81%)	(9.59%)	(11.30%)	(14.81%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$915	$2,642	$372	$5,155	$157
Ratios to average net assets:
Net investment income (loss)	(0.74%)	(1.07%)	(1.02%)	(1.52%)	(1.38%)
Total expenses[c]	1.52%	1.50%	1.52%	1.54%	1.49%
Portfolio turnover rate	480%	1,722%	784%	—	—

C-Class	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]
Per Share Data
Net asset value, beginning of period	$67.67	$73.24	$81.11	$91.93	$108.83
Income (loss) from investment operations:
Net investment income (loss)[a]	(.85)	(1.16)	(1.20)	(2.00)	(2.12)
Net gain (loss) on investments (realized and unrealized)	(5.19)	(4.41)	(6.67)	(8.82)	(14.78)
Total from investment operations	(6.04)	(5.57)	(7.87)	(10.82)	(16.90)
Net asset value, end of period	$61.63	$67.67	$73.24	$81.11	$91.93

Total Return[b]	(8.97%)	(7.59%)	(9.49%)	(11.97%)	(15.51%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,042	$1,653	$734	$1,561	$2,037
Ratios to average net assets:
Net investment income (loss)	(1.32%)	(1.60%)	(1.53%)	(2.28%)	(2.13%)
Total expenses[c]	2.27%	2.25%	2.25%	2.30%	2.25%
Portfolio turnover rate	480%	1,722%	784%	—	—

192 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]
Per Share Data
Net asset value, beginning of period	$72.70	$77.91	$85.66	$96.16	$112.88
Income (loss) from investment operations:
Net investment income (loss)[a]	(.74)	(.64)	(.76)	(1.40)	(1.44)
Net gain (loss) on investments (realized and unrealized)	(4.26)	(4.57)	(6.99)	(9.10)	(15.28)
Total from investment operations	(5.00)	(5.21)	(7.75)	(10.50)	(16.72)
Net asset value, end of period	$67.70	$72.70	$77.91	$85.66	$96.16

Total Return[b]	(6.90%)	(6.67%)	(8.84%)	(11.11%)	(14.81%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,855	$2,513	$2,124	$2,453	$9,208
Ratios to average net assets:
Net investment income (loss)	(1.06%)	(0.84%)	(0.93%)	(1.50%)	(1.38%)
Total expenses[c]	1.52%	1.50%	1.51%	1.52%	1.50%
Portfolio turnover rate	480%	1,722%	784%	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Reverse share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect a 1:4 reverse share split effective November 4, 2016. — See Note 13.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 193

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

U.S. GOVERNMENT MONEY MARKET FUND

OBJECTIVE: Seeks to provide security of principal, high current income, and liquidity.

For the one-year period ended March 31, 2017, U.S. Government Money Market Fund returned 0.01%.

Interest rates remained low through most of the period, constraining performance of the instruments held by the Fund. On March 15, 2017, the Federal Open Market Committee (FOMC) raised the fed funds target rate by 25 basis points to a range of 0.75–1.0%, following on a same-sized increase in December. The March hike itself had little impact on markets because several FOMC members had indicated in the weeks leading up to the meeting that a hike was likely. Chair Yellen noted that the FOMC’s baseline forecast of two additional rate increases in 2017 and three more in 2018 was not conditioned on expectations for fiscal stimulus. Rather, it reflected a need to gradually remove accommodation due to the fact that the Fed has essentially achieved its dual mandate objectives for employment and inflation. Fiscal easing, she explained, could result in a faster pace of tightening, if it materializes. Markets are skeptical and are as of the end of the period are pricing in only 1.5 more rate hikes in 2017 and another 1.5 rate hikes in 2018, according to fed funds futures contracts.

The U.S. Government Money Market Fund operates as a “government money market fund.” Under Rule 2a-7 under the Investment Company Act of 1940 (the “1940 Act”) a, a government money market fund is a money market fund that invests at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash. As a government money market fund, the Fund seeks to maintain a stable $1.00 net asset value, though there is no guarantee that it will be able to do so. In addition, the Fund is not required to impose liquidity fees and redemptions gates.

A government money market fund, subject to stricter money market regulations, presents lower yields, yet may aff ord greater safety and liquidity.

Performance displayed represents past performance, which is no guarantee of future results.

An investment in the U.S. Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Holdings Diversification (Market Exposure as % of Net Assets)

FAND – Federal Agency Discount Note
FAN – Federal Agency Note.

Inception Date: June 18, 2012

The Fund invests principally in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and enters into repurchase agreements fully collateralized by U.S. government securities.

Average Annual Returns*

Periods Ended March 31, 2017

	1 Year	Since Inception (06/18/12)
U.S. Government Money Market Fund	0.01%	0.00%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes.

194 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2017
U.S. GOVERNMENT MONEY MARKET FUND

	Face Amount	Value

FEDERAL AGENCY NOTES†† - 33.3%
Federal Farm Credit Bank[1]
1.09% due 08/21/17[2]	$60,000,000	$60,007,113
1.06% due 12/20/17[2]	25,000,000	25,025,312
1.15% due 05/30/17[2]	10,860,000	10,861,967
1.07% due 09/18/17[2]	10,650,000	10,651,986
1.10% due 05/23/17[2]	10,000,000	10,000,891
1.01% due 11/13/17[2]	9,000,000	9,003,116
1.03% due 06/12/17[2]	7,000,000	7,001,109
1.00% due 04/10/17[2]	5,000,000	5,000,000
0.99% due 11/27/17[2]	145,000	145,058
Total Federal Farm Credit Bank		137,696,552
Federal Home Loan Bank[1]
1.00% due 06/09/17	31,655,000	31,680,029
1.00% due 06/21/17	5,970,000	5,975,228
0.90% due 12/05/17[2]	355,000	355,292
0.87% due 09/05/17[2]	100,000	100,022
Total Federal Home Loan Bank		38,110,571
Freddie Mac[3]
1.00% due 06/29/17	10,000,000	10,009,379
0.98% due 04/20/17[2]	3,960,000	3,960,380
0.75% due 05/26/17	2,500,000	2,500,551
0.80% due 08/25/17	2,400,000	2,400,189
Total Freddie Mac		18,870,499
Farmer Mac[1]
0.91% due 05/11/17[2]	12,000,000	12,002,288
Fannie Mae[3]
5.38% due 06/12/17	2,298,000	2,319,570
Total Federal Agency Notes
(Cost $208,999,480)		208,999,480

U.S. TREASURY BILLS†† - 32.5%
U.S. Treasury Bill
0.88% due 09/21/17[4,5]	95,000,000	94,594,147
0.73% due 04/27/17[4,5]	40,000,000	39,979,115
0.71% due 04/27/17[4,5]	25,000,000	24,986,947
0.63% due 06/15/17[4,5]	25,000,000	24,966,395
0.64% due 06/15/17[4,5]	20,000,000	19,973,116
Total U.S. Treasury Bill		204,499,720
Total U.S. Treasury Bills
(Cost $204,499,720)		204,499,720

FEDERAL AGENCY DISCOUNT NOTES†† - 30.1%
Federal Home Loan Bank[1]
0.69% due 04/28/17	25,000,000	24,986,913
0.79% due 06/07/17	22,000,000	21,967,490
0.75% due 04/07/17	10,000,000	9,998,750
0.74% due 04/10/17	6,600,000	6,598,779
0.54% due 04/12/17[5]	3,000,000	2,999,424
0.75% due 04/12/17[5]	2,300,000	2,299,558
0.75% due 04/17/17	1,900,000	1,899,367
0.75% due 04/10/17	1,100,000	1,099,794
Total Federal Home Loan Bank		71,850,075
Federal Farm Credit Bank[1]
1.23% due 09/14/17[2]	30,000,000	30,031,505
0.61% due 07/03/17	15,000,000	14,976,363
0.75% due 07/03/17[2]	10,000,000	10,000,515
0.95% due 04/27/17[2]	3,000,000	3,000,176
Total Federal Farm Credit Bank		58,008,559
Fannie Mae[3]
0.52% due 04/03/17	50,000,000	49,998,055
0.60% due 06/01/17[5]	4,750,000	4,745,186
Total Fannie Mae		54,743,241
Farmer Mac[1]
0.86% due 10/03/17	4,000,000	3,982,322
Total Federal Agency Discount Notes
(Cost $188,584,197)		188,584,197

REPURCHASE AGREEMENT††,6 - 5.1%
Individual Repurchase Agreement
RBC Capital Markets LLC issued 03/31/17 at 0.72% due 04/03/17 (secured by U.S. Treasury Notes, at a rate of 2.00-3.65% and maturing 02/15/21-05/31/21 as collateral, with a value of $32,519,396) to be repurchased at $31,884,949	31,884,311	31,884,311
Total Repurchase Agreement
(Cost $31,884,311)		31,884,311

Total Investments - 101.0%
(Cost $633,967,708)		$633,967,708
Other Assets & Liabilities, net - (1.0)%		(6,453,878)
Total Net Assets - 100.0%		$627,513,830

††	Value determined based on Level 2 inputs — See Note 4.
[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[2]	Variable rate security. Rate indicated is rate effective at March 31, 2017.
[3]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Zero coupon rate security.
[6]	Repurchase Agreement — See Note 5.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 195

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
U.S. GOVERNMENT MONEY MARKET FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Federal Agency Discount Notes	$—	$188,584,197	$—	$188,584,197
Federal Agency Notes	—	208,999,480	—	208,999,480
Repurchase Agreement	—	31,884,311	—	31,884,311
U.S. Treasury Bills	—	204,499,720	—	204,499,720
Total	$—	$633,967,708	$—	$633,967,708

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

196 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets:
Investments, at value (cost $602,083,397)	$602,083,397
Repurchase agreements, at value (cost $31,884,311)	31,884,311
Total investments (cost $633,967,708)	633,967,708
Receivables:
Fund shares sold	22,824,454
Interest	361,218
Total assets	657,153,380

Liabilities:
Overdraft due to custodian bank	11,251
Payable for:
Fund shares redeemed	29,139,038
Management fees	137,437
Transfer agent and administrative fees	98,300
Portfolio accounting fees	40,499
Miscellaneous	213,025
Total liabilities	29,639,550
Commitments and contingent liabilities (Note 14)	—
Net assets	$627,513,830

Net assets consist of:
Paid in capital	$627,480,173
Undistributed net investment income	—
Accumulated net realized gain on investments	33,657
Net unrealized appreciation on investments	—
Net assets	$627,513,830
Capital shares outstanding	627,462,313
Net asset value per share	$1.00

STATEMENT OF OPERATIONS
Year Ended March 31, 2017

Investment Income:
Interest	$2,830,981
Other income	51
Total investment income	2,831,032

Expenses:
Management fees	3,013,596
Transfer agent and administrative fees	1,205,445
Portfolio accounting fees	488,040
Registration fees	495,062
Custodian fees	88,074
Trustees’ fees*	51,766
Line of credit fees	1,414
Miscellaneous	414,479
Total expenses	5,757,876
Less:
Expenses reimbursed by Adviser:	(227,321)
Expenses waived by Adviser:	(2,697,076)
Total waived expenses	(2,924,397)
Net expenses	2,833,479
Net investment loss	(2,447)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	342,140
Net realized gain	342,140
Net increase in net assets resulting from operations	$339,693

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 197

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(2,447)	$342
Net realized gain on investments	342,140	347,141
Net change in unrealized appreciation (depreciation) on investments	—	—
Net increase in net assets resulting from operations	339,693	347,483

Distributions to shareholders from:
Net investment income	(220)	(342)
Net realized gains	(39,373)	—
Total distributions to shareholders	(39,593)	(342)

Capital share transactions:
Proceeds from sale of shares	8,235,820,623	12,102,235,298
Distributions reinvested	37,712	264
Cost of shares redeemed	(8,252,516,655)	(12,153,259,388)
Net decrease from capital share transactions	(16,658,320)	(51,023,826)
Net decrease in net assets	(16,358,220)	(50,676,685)

Net assets:
Beginning of year	643,872,050	694,548,735
End of year	$627,513,830	$643,872,050
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	8,235,820,662	12,102,235,298
Shares issued from reinvestment of distributions	39,361	270
Shares redeemed	(8,252,516,656)	(12,153,259,388)
Net decrease in shares	(16,656,633)	(51,023,820)

198 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Money Market Class[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Period Ended March 28, 2013[a]
Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)	— [b]	— [b]	— [b]	— [b]	— [b]
Net gain (loss) on investments (realized and unrealized)	— [b]	— [b]	— [b]	— [b]	— [b]
Total from investment operations	— [b]	— [b]	— [b]	— [b]	— [b]
Less distributions from:
Net investment income	(—)[b]	(—)[b]	(—)[b]	(—)[b]	(—)[b]
Net realized gains	—	—	(—)[b]	—	(—)[b]
Total distributions	(—)[b]	(—)[b]	(—)[b]	(—)[b]	(—)[b]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.01%	0.00%	0.00%	0.00%	0.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$627,514	$643,872	$694,549	$780,135	$848,370
Ratios to average net assets:
Net investment income (loss)	0.00%[d]	0.00%[d]	0.00%[d]	0.00%[d]	0.00%[d]
Total expenses	0.95%	0.91%	0.92%	0.93%	0.95%
Net expenses[c]	0.47%	0.22%	0.08%	0.09%	0.17%
Portfolio turnover rate	—	—	—	—	—

[a]

Effective June 15, 2012, the Fund’s Investor Class shares, Advisor Class shares, A-Class shares, C-Class shares and Investor2 Class shares were converted into the newly created Money Market Class. The financial highlights for periods prior to that date reflect the performance of the former Investor Class.

[b]	Less than $0.01 per share.
[c]	Net expense information reflects the expense ratios after expense waivers.
[d]	Less than 0.01%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 199

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At March 31, 2017, the Trust consisted of fifty-three funds.

This report covers the Nova Fund, S&P 500® Fund, Inverse S&P 500® Strategy Fund, Monthly Rebalance NASDAQ-100® 2x Strategy Fund, Inverse NASDAQ-100® Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 1.5x Strategy Fund, Russell 2000® Fund, Inverse Russell 2000® Strategy Fund, Dow Jones Industrial Average® Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund, Inverse High Yield Strategy Fund, and U.S. Government Money Market Fund (the “Funds”), each a non-diversified investment company, with the exception of the U.S. Government Money Market Fund, which is a diversified investment company. Only Investor Class, A-Class, C-Class, H-Class and Money Market Class shares had been issued by the Funds.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Funds is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

The Trust calculates a NAV twice each business day; at 10:45 a.m. and at the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. for the Russell 2000® Fund and the S&P 500® Fund. All other Funds in this report will price at the afternoon NAV. The NAV is calculated using the current market value of each Fund’s total assets as of the respective time of calculation. These financial statements are based on the March 31, 2017, afternoon NAV.

A. The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

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If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sales price.

The U.S. Government Money Market Fund values debt securities at amortized cost pursuant to Rule 2a-7 of the 1940 Act, which approximates market value. With the exception of the U.S. Government Money Market Fund, U.S. Government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of OTC swap agreements and credit default swap agreements entered into by a Fund are accounted for using the unrealized gains or losses on the agreements that are determined by marking the agreements to the last quoted value of the index that the swaps pertain to at the close of the NYSE. The swaps’ values are then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreements.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI under the direction of the Board using methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

B. Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

C. When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

D. Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the

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NOTES TO FINANCIAL STATEMENTS (continued)

contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Credit default swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Upfront payments received or made by a Fund on credit default swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

F. The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

G. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

H. Dividends from net investment income are declared daily in the Government Long Bond 1.2x Strategy Fund and the U.S. Government Money Market Fund. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions of net investment income in the remaining Funds and distributions of net realized gains, if any, in all Funds are declared at least annually and recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

I. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

J. The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.82% at March 31, 2017.

K. Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide

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NOTES TO FINANCIAL STATEMENTS (continued)

general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations. The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the Funds’ use and volume of futures on a quarterly basis:

		Average Notional
Fund	Use	Long	Short
Nova Fund	Index exposure, Leverage, Liquidity	$28,287,663	$—
S&P 500® Fund	Index exposure, Liquidity	11,989,575	—
Inverse S&P 500® Strategy Fund	Index exposure, Liquidity	—	2,981,141
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	1,099,668	—
Inverse NASDAQ-100® Strategy Fund	Index exposure, Liquidity	—	703,849
Mid-Cap 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	5,566,305	—
Inverse Mid-Cap Strategy Fund	Index exposure, Liquidity	—	74,620
Russell 2000® 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	1,372,688	—
Russell 2000® Fund	Index exposure, Liquidity	1,099,670	—
Inverse Russell 2000® Strategy Fund	Index exposure, Liquidity	—	2,331,610
Dow Jones Industrial Average® Fund	Index exposure, Liquidity	4,279,790	—
Government Long Bond 1.2x Strategy Fund	Duration, Index exposure, Leverage, Liquidity	61,721,297	—
Inverse Government Long Bond Strategy Fund	Duration, Index exposure, Liquidity	—	34,476,813
High Yield Strategy Fund	Duration, Index exposure, Liquidity	323,975,143	—
Inverse High Yield Strategy Fund	Duration, Index exposure, Liquidity	—	18,814,570

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing. Central clearing generally reduces counterparty credit risk and increases liquidity, but central clearing does not make swap transactions risk-free. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as index or basket) or a fixed or variable interest rate. Index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. A fund utilizing a total return index swap bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying index declines in value.

The following table represents the Funds’ use and volume of total return swaps on a quarterly basis:

		Average Notional
Fund	Use	Long	Short
Nova Fund	Index exposure, Leverage, Liquidity,	$174,433,111	$—
S&P 500® Fund	Index exposure, Liquidity	28,375,676	—
Inverse S&P 500® Strategy Fund	Index exposure, Liquidity	—	115,912,898
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	34,665,920	—
Inverse NASDAQ-100® Strategy Fund	Index exposure, Liquidity	—	11,701,317
Mid-Cap 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	26,542,234	—
Inverse Mid-Cap Strategy Fund	Index exposure, Liquidity	—	1,324,312
Russell 2000® 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	11,752,898	—
Russell 2000® Fund	Index exposure, Liquidity	6,891,722	—
Inverse Russell 2000® Strategy Fund	Index exposure,Liquidity	—	8,166,920
Dow Jones Industrial Average® Fund	Index exposure, Liquidity	10,680,772	—
High Yield Strategy Fund	Duration, Index exposure, Liquidity	86,401,738	—

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Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. In accordance with its principal investment strategy, the Funds enter into credit default swaps as a seller of protection primarily to gain exposure similar to the high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. If a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The Notional Principal reflects the maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs. As the seller of protection, the Fund receives periodic premium payments from the counterparty and may also receive or pay an upfront premium adjustment to the stated periodic premium. In the event a credit event occurs, an adjustment will be made to any upfront premiums that were received by a reduction of 1.00% per credit event.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Funds’ use and volume of credit default swaps on a quarterly basis:

		Average Notional
Fund	Use	Long	Short
High Yield Strategy Fund	Duration, Index exposure, Liquidity	$363,328,816	$—
Inverse High Yield Strategy Fund	Duration, Index exposure, Liquidity	—	18,389,066

A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment from the buyer to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Fund is selling credit protection, the default of a third party issuer.

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of March 31, 2017:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity contracts	Variation margin	Variation margin
Equity/Credit contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

THE RYDEX FUNDS ANNUAL REPORT | 205

NOTES TO FINANCIAL STATEMENTS (continued)

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at March 31, 2017:

Asset Derivative Investments Value
Fund	Futures Equity Contracts*	Swaps Equity Contracts	Futures Interest Rate Contracts*	Swaps Credit Default Contracts	Total Value at March 31, 2017
Nova Fund	$132,837	$176,102	$—	$—	$308,939
S&P 500® Fund	3,736	78,224	—	—	81,960
Inverse S&P 500® Strategy Fund	5,843	46,637	—	—	52,480
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	8,109	134,126	—	—	142,235
Inverse NASDAQ-100® Strategy Fund	—	849	—	—	849
Mid-Cap 1.5x Strategy Fund	8,303	509,416	—	—	517,719
Russell 2000® 1.5x Strategy Fund	41,565	200,194	—	—	241,759
Russell 2000® Fund	20,915	118,393	—	—	139,308
Dow Jones Industrial Average® Fund	—	8,108	—	—	8,108
Government Long Bond 1.2x Strategy Fund	—	—	342,415	—	342,415
High Yield Strategy Fund	—	418,987	1,452,980	2,200,920	4,072,887

Liability Derivative Investments Value
Fund	Futures Equity Contracts*	Swaps Equity Contracts	Futures Interest Rate Contracts*	Swaps Credit Default Contracts	Total Value at March 31, 2017
Nova Fund	$—	$189,668	$—	$—	$189,668
S&P 500® Fund	—	29,695	—	—	29,695
Inverse S&P 500® Strategy Fund	—	639,443	—	—	639,443
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	—	18,290	—	—	18,290
Inverse NASDAQ-100® Strategy Fund	7,107	64,936	—	—	72,043
Inverse Mid-Cap Strategy Fund	—	5,016	—	—	5,016
Inverse Russell 2000® Strategy Fund	167,764	100,173	—	—	267,937
Dow Jones Industrial Average® Fund	46,288	13,544	—	—	59,832
Inverse Government Long Bond Strategy Fund	—	—	54,140	—	54,140
Inverse High Yield Strategy Fund	—	—	4,274	23,347	27,621

*

Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended March 31, 2017:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity/Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

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The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended March 31, 2017:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Futures Interest Rate Contracts	Swaps Credit Default Contracts	Total
Nova Fund	$5,411,114	$29,520,672	$—	$—	$34,931,786
S&P 500® Fund	2,535,939	3,350,516	—	—	5,886,455
Inverse S&P 500® Strategy Fund	(1,976,253)	(20,257,180)	—	—	(22,233,433)
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	24,333	2,440,771	—		2,465,104
Inverse NASDAQ-100® Strategy Fund	(845,478)	(5,443,416)	—	—	(6,288,894)
Mid-Cap 1.5x Strategy Fund	5,345,274	6,550,533	—	—	11,895,807
Inverse Mid-Cap Strategy Fund	(61,420)	(446,478)	—	—	(507,898)
Russell 2000® 1.5x Strategy Fund	(771,801)	(3,178,858)	—	—	(3,950,659)
Russell 2000® Fund	538,809	2,479,548	—	—	3,018,357
Inverse Russell 2000® Strategy Fund	(285,752)	(3,031,902)	—	—	(3,317,654)
Dow Jones Industrial Average® Fund	616,381	1,187,421	—	—	1,803,802
Government Long Bond 1.2x Strategy Fund	—	—	(1,075,433)	—	(1,075,433)
Inverse Government Long Bond Strategy Fund	—	—	347,089	—	347,089
High Yield Strategy Fund	320	6,049,263	(5,525,214)	34,551,956	35,076,325
Inverse High Yield Strategy Fund	(291)	—	510,452	(3,357,740)	(2,847,579)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Futures Interest Rate Contracts	Swaps Credit Default Contracts	Total
Nova Fund	$(31,227)	$(625,316)	$—	$—	$(656,543)
S&P 500® Fund	(270,593)	(383,116)	—	—	(653,709)
Inverse S&P 500® Strategy Fund	4,505	586,331	—	—	590,836
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	(15,251)	86,308	—	—	71,057
Inverse NASDAQ-100® Strategy Fund	240,229	1,007,318	—	—	1,247,547
Mid-Cap 1.5x Strategy Fund	(141,136)	426,333	—	—	285,197
Inverse Mid-Cap Strategy Fund	24,045	29,588	—	—	53,633
Russell 2000® 1.5x Strategy Fund	31,263	107,851	—	—	139,114
Russell 2000® Fund	(20,396)	(105,952)	—	—	(126,348)
Inverse Russell 2000® Strategy Fund	(165,264)	242,688	—	—	77,424
Dow Jones Industrial Average® Fund	(207,006)	(48,681)	—	—	(255,687)
Government Long Bond 1.2x Strategy Fund	—	—	(1,162,467)	—	(1,162,467)
Inverse Government Long Bond Strategy Fund	—	—	(373,121)	—	(373,121)
High Yield Strategy Fund	—	418,987	(1,375,758)	(6,039,421)	(6,996,192)
Inverse High Yield Strategy Fund	—	—	1,426	66,499	67,925

In conjunction with the use of short sales and derivative instruments, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

THE RYDEX FUNDS ANNUAL REPORT | 207

NOTES TO FINANCIAL STATEMENTS (continued)

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Nova Fund	0.75%
S&P 500® Fund	0.75%
Inverse S&P 500® Strategy Fund	0.90%
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	0.90%
Inverse NASDAQ-100® Strategy Fund	0.90%
Mid-Cap 1.5x Strategy Fund	0.90%
Inverse Mid-Cap Strategy Fund	0.90%
Russell 2000® 1.5x Strategy Fund	0.90%
Russell 2000® Fund	0.75%
Inverse Russell 2000® Strategy Fund	0.90%
Dow Jones Industrial Average® Fund	0.75%
Government Long Bond 1.2x Strategy Fund	0.50%
Inverse Government Long Bond Strategy Fund	0.90%
High Yield Strategy Fund	0.75%
Inverse High Yield Strategy Fund	0.75%
U.S. Government Money Market Fund	0.50%

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

GI and its affiliates have voluntarily agreed to waive their fees, including but not limited to accounting, shareholder investor services and investment advisory fees, in an attempt to maintain a positive net yield for the U.S. Government Money Market Fund. GI or its affiliates may terminate this voluntary waiver at any time upon notice to the Fund. When shareholder investor services fees are waived, dealer compensation will be reduced to the extent of such waiver.

GI has contractually agreed to reduce fees and/or reimburse expenses for the Monthly Rebalance NASDAQ-100 2x Strategy Fund to the extent necessary to keep net operating expenses for A-Class, C-Class and H-Class shares ( including Rule 12b-1 fees if any) (excluding brokerage, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) from exceeding 1.35%, 2.10% and 1.35% of the Fund’s A-Class, C-Class and H-Class shares average daily net assets, respectively. The Total Annual Fund Operating Expenses After Fee Waiver and /or Expense Reimbursement includes Excluded Expenses and, thus, from time to time may be higher than 1.35%, 2.10% and 1.35%, respectively. This agreement may be terminated only with the approval of the Fund’s Board of Trustees.

For the year ended March 31, 2017, GFD retained sales charges of $252,227 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and GFD.

208 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

On October 4, 2016, Rydex Fund Services, LLC (“RFS”) was purchased by MUFG Investor Services and as of that date RFS ceased to be an affiliate of GI. In connection with its acquisition, RFS changed its name to MUFG Investor Services (US), LLC (“MUIS”). This change had no impact on the financial statements of the Trust.

MUIS acts as the Trust’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Trust’s securities and cash. For providing the aforementioned services, MUIS is entitled to receive a monthly fee equal to an annual percentage of the Funds’ average daily net assets subject to certain minimum monthly fees and out of pocket expenses.

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

THE RYDEX FUNDS ANNUAL REPORT | 209

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2017, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
RBC Capital Markets			U.S. Treasury Note
LLC
0.72%			2.00%
Due 04/03/17	$157,196,814	$157,206,245	05/31/21	$157,319,700	$160,340,757

HSBC Securities, Inc.			U.S. Treasury Strips
0.68%			0.00%
Due 04/03/17	101,272,070	101,277,809	11/15/42 - 05/15/43	229,169,400	103,297,534

Mizuho Securities LLC			U.S. Treasury Bill
0.71%			0.00%
Due 04/03/17	54,250,554	54,253,764	01/04/18	55,734,200	55,335,700

UMB Financial Corp.			Federal Farm Credit Bank
0.68%			0.60% - 0.85%
Due 04/03/17	15,523,545	15,524,424	04/05/17 - 04/25/17	14,784,000	14,831,151
			Federal Home Loan Bank
			0.88%
			05/24/17	1,000,000	1,003,157
			Total UMB Financial Corp.	15,784,000	15,834,308

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6. Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

210 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2017, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Nova Fund	$102,644	$(102,644)	$—	$104,739	$—	$104,739
S&P 500® Fund	4,096,308	(4,096,308)	—	4,187,038	—	4,187,038
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	239,460	(239,460)	—	246,980	—	246,980
Mid-Cap 1.5x Strategy Fund	122,888	(122,888)	—	126,128	—	126,128
Russell 2000® 1.5x Strategy Fund	90,208	(90,208)	—	92,617	—	92,617
Russell 2000® Fund	1,701,519	(1,701,519)	—	1,749,835	—	1,749,835

(a)	Actual collateral received by the Fund is greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

7. Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

THE RYDEX FUNDS ANNUAL REPORT | 211

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Nova Fund	Swap equity contracts	$176,102	$—	$176,102	$—	$—	$176,102
S&P 500® Fund	Swap equity contracts	78,224	—	78,224	—	—	78,224
Inverse S&P 500® Strategy Fund	Swap equity contracts	46,637	—	46,637	—	—	46,637
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Swap equity contracts	134,126	—	134,126	—	—	134,126
Inverse NASDAQ-100® Strategy Fund	Swap equity contracts	849	—	849	—	—	849
Mid-Cap 1.5x Strategy Fund	Swap equity contracts	509,416	—	509,416	—	—	509,416
Russell 2000® 1.5x Strategy Fund	Swap equity contracts	200,194	—	200,194	—	—	200,194
Russell 2000® Fund	Swap equity contracts	118,393	—	118,393	—	—	118,393
Dow Jones Industrial Average® Fund	Swap equity contracts	8,108	—	8,108	—	—	8,108
High Yield Strategy Fund	Interest Rate contracts	418,987	—	418,987	—	—	418,987

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Nova Fund	Swap equity contracts	$189,668	$—	$189,668	$—	$189,668	$—
S&P 500® Fund	Swap equity contracts	29,695	—	29,695	—	29,695	—
Inverse S&P 500® Strategy Fund	Swap equity contracts	639,443	—	639,443	639,443	—	—
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Swap equity contracts	18,290	—	18,290	—	18,290	—
Inverse NASDAQ-100® Strategy Fund	Swap equity contracts	64,936	—	64,936	64,936	—	—
Inverse Mid-Cap Strategy Fund	Swap equity contracts	5,016	—	5,016	4,776	240	—
Inverse Russell 2000® Strategy Fund	Swap equity contracts	100,173	—	100,173	100,173	—	—
Dow Jones Industrial Average® Fund	Swap equity contracts	13,544	—	13,544	—	13,544	—

[1]	Exchange-traded futures and centrally cleared swaps are excluded from these reported amounts.

212 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

8. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended March 31, 2017 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Nova Fund	$36,022	$1,146,043	$1,182,065
S&P 500® Fund	352,020	2,075,033	2,427,053
Mid-Cap 1.5x Strategy Fund	—	715,324	715,324
Russell 2000® 1.5x Strategy Fund	309,859	741,106	1,050,965
Dow Jones Industrial Average® Fund	282,484	198,308	480,792
Government Long Bond 1.2x Strategy Fund	1,045,691	1,662,337	2,708,028
High Yield Strategy Fund	10,398,192	—	10,398,192
U.S. Government Money Market Fund	39,593	—	39,593

The tax character of distributions paid during the year ended March 31, 2016 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Nova Fund	$261,033	$—	$261,033
S&P 500® Fund	2,010,881	11,389,244	13,400,125
Mid-Cap 1.5x Strategy Fund	1,870,707	—	1,870,707
Russell 2000® 1.5x Strategy Fund	978,939	—	978,939
Russell 2000® Fund	742,891	—	742,891
Government Long Bond 1.2x Strategy Fund	1,571,845	406,240	1,978,085
High Yield Strategy Fund	8,438,239	—	8,438,239
U.S. Government Money Market Fund	342	—	342

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

THE RYDEX FUNDS ANNUAL REPORT | 213

NOTES TO FINANCIAL STATEMENTS (continued)

The tax components of accumulated earnings/(deficit) as of March 31, 2017 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforward & Other Losses
Nova Fund	$8,790,568	$—	$(549,606)	$—
S&P 500® Fund	5,345,157	1,513,755	31,038,780	—
Inverse S&P 500® Strategy Fund	—	—	(524,302)	(359,278,500)
Monthly Rebalance NASDAQ-100® 2x Strategy Fund		—	1,553,768	(94,492,722)
Inverse NASDAQ 100® Strategy Fund	—	—	(29,997)	(53,449,382)
Mid-Cap 1.5x Strategy Fund	1,321,159	—	759,296	—
Inverse Mid-Cap Strategy Fund	—	—	(2,983)	(12,504,612)
Russell 2000® 1.5x Strategy Fund	—	—	403,382	(2,940,665)
Russell 2000® Fund	1,068,212	—	3,656,962	—
Inverse Russell 2000® Strategy Fund	—	—	(89,474)	(50,927,759)
Dow Jones Industrial Average® Fund	1,317,045	—	3,287,022	—
Government Long Bond 1.2x Strategy Fund	2,469	—	(1,166,144)	(6,526,878)
Inverse Government Long Bond Strategy Fund	—	—	(2,641,059)	(338,049,483)
High Yield Strategy Fund	6,077,252	—	2,881,782	—
Inverse High Yield Strategy Fund	—	—	(2,376)	(17,286,737)
U.S. Government Money Market Fund	33,657	—	—	—

Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of March 31, 2017, capital loss carryforwards for the Funds were as follows:

			Unlimited
Fund	Expires in 2018	Expires in 2019	Short-Term	Long-Term	Total Capital Loss Carryforward
Nova Fund	$—	$—	$—	$—	$—
S&P 500® Fund	—	—	—	—	—
Inverse S&P 500® Strategy Fund	(107,667,355)	(64,265,070)	(163,957,266)	(23,266,114)	(359,155,805)
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	—	—	(85,930,417)	(8,536,411)	(94,466,828)
Inverse NASDAQ 100® Strategy Fund	(16,105,314)	(9,266,829)	(25,274,959)	(2,793,741)	(53,440,843)
Mid-Cap 1.5x Strategy Fund	—	—	—	—	—
Inverse Mid-Cap Strategy Fund	(6,411,872)	(1,499,847)	(3,898,578)	(691,635)	(12,501,932)
Russell 2000® 1.5x Strategy Fund	—	—	—	—	—
Russell 2000® Fund	—	—	—	—	—
Inverse Russell 2000® Strategy Fund	(15,938,452)	(10,451,551)	(18,827,988)	(5,698,735)	(50,916,726)
Dow Jones Industrial Average® Fund	—	—	—	—	—
Government Long Bond 1.2x Strategy Fund	—	—	(5,182,473)	(1,344,405)	(6,526,878)
Inverse Government Long Bond Strategy Fund	(68,305,233)	(23,242,075)	(199,757,796)	(45,532,341)	(336,837,445)
High Yield Strategy Fund	—	—	—	—	—
Inverse High Yield Strategy Fund	(3,356,295)	(4,361,182)	(7,495,166)	(1,784,989)	(16,997,632)
U.S. Government Money Market Fund	—	—	—	—	—

214 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended March 31, 2017, the following capital loss carryforward amounts were expired or used:

Fund	Expired	Utilized	Total
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	$—	$2,161,924	$2,161,924
Russell 2000® Fund	—	66,810	66,810
Inverse Government Long Bond Strategy Fund	24,167,315	10,226,265	34,393,580
High Yield Strategy Fund	—	5,761,833	5,761,833
Inverse High Yield Strategy Fund	—	306,953	306,953

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are typically due to qualified late year losses, losses deferred due to wash sales, net operating losses, utilization of earnings and profits on shareholder redemptions, dividend reclasses, disposition of PFIC stock, the “mark-to-market of certain passive foreign investment companies (PFICs), swap reclasses, partnership adjustments and mark-to-market on futures contracts. Additional differences may result from tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on the net assets or NAV per share.

On the Statements of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Nova Fund	$58,356,957	$—	$(58,356,957)
S&P 500® Fund	30,569,998	70,977	(30,640,975)
Inverse S&P 500® Strategy Fund	(1,289,780)	1,289,780	—
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	(55,215)	55,215	—
Inverse NASDAQ 100® Strategy Fund	(306,660)	306,660	—
Mid-Cap 1.5x Strategy Fund	9,295,449	421,280	(9,716,729)
Inverse Mid-Cap Strategy Fund	(30,920)	30,920	—
Russell 2000® 1.5x Strategy Fund	—	255,135	(255,135)
Russell 2000® Fund	1,522,006	364,234	(1,886,240)
Inverse Russell 2000® Strategy Fund	(306,571)	306,571	—
Dow Jones Industrial Average® Fund	3,407,627	—	(3,407,627)
Government Long Bond 1.2x Strategy Fund	—	—	—
Inverse Government Long Bond Strategy Fund	(28,978,080)	4,810,765	24,167,315
High Yield Strategy Fund	18,188,528	15,160,057	(33,348,585)
Inverse High Yield Strategy Fund	(1,405,678)	472,977	932,701
U.S. Government Money Market Fund	595,794	2,667	(598,461)

THE RYDEX FUNDS ANNUAL REPORT | 215

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2017, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain (Loss)
Nova Fund	$104,173,238	$—	$(536,040)	$(536,040)
S&P 500® Fund	244,907,191	32,370,860	(1,380,609)	30,990,251
Inverse S&P 500® Strategy Fund	91,772,010	108,225	(39,721)	68,504
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	26,804,529	1,628,947	(191,013)	1,437,934
Inverse NASDAQ 100® Strategy Fund	13,000,319	34,090	—	34,090
Mid-Cap 1.5x Strategy Fund	28,909,933	341,532	(91,652)	249,880
Inverse Mid-Cap Strategy Fund	625,376	2,033	—	2,033
Russell 2000® 1.5x Strategy Fund	10,290,558	211,670	(8,482)	203,188
Russell 2000® Fund	49,418,153	4,827,614	(1,289,041)	3,538,573
Inverse Russell 2000® Strategy Fund	15,384,184	10,700	—	10,700
Dow Jones Industrial Average® Fund	49,840,545	3,319,870	(27,412)	3,292,458
Government Long Bond 1.2x Strategy Fund	46,973,639	—	(1,166,144)	(1,166,144)
Inverse Government Long Bond Strategy Fund	318,963,359	—	(2,217,822)	(2,217,822)
High Yield Strategy Fund	442,475,229	262,786	(911)	261,875
Inverse High Yield Strategy Fund	3,159,721	20,972	—	20,972
U.S. Government Money Market Fund	633,967,708	1,422	(1,422)	—

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 31, 2017, the following losses reflected in the accompanying financial statements were deferred for Federal income tax purposes until April 1, 2017:

Fund	Ordinary	Capital
Inverse S&P 500® Strategy Fund	$(122,695)	$—
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	(25,894)	—
Inverse NASDAQ 100® Strategy Fund	(8,539)	—
Inverse Mid-Cap Strategy Fund	(2,680)	—
Inverse Russell 2000® Strategy Fund	(11,033)	—
Russell 2000® 1.5x Strategy Fund	(30,719)	(2,909,946)
Inverse Government Long Bond Strategy Fund	(1,212,038)	—
Inverse High Yield Strategy Fund	(289,105)	—

216 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

9. Securities Transactions

For the year ended March 31, 2017, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Nova Fund	$1,887,820,750	$1,993,624,193
S&P 500® Fund	309,387,407	289,052,748
Inverse S&P 500® Strategy Fund	54,007,463	116,834,904
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	76,027,310	56,432,075
Inverse NASDAQ-100® Strategy Fund	27,857,549	32,097,837
Mid-Cap 1.5x Strategy Fund	613,065,798	604,583,377
Inverse Mid-Cap Strategy Fund	526,638	1,239,000
Russell 2000® 1.5x Strategy Fund	161,400,206	161,396,709
Russell 2000® Fund	91,352,516	64,734,095
Inverse Russell 2000® Strategy Fund	1,662,123	10,577,977
Dow Jones Industrial Average® Fund	277,121,027	280,727,376
Government Long Bond 1.2x Strategy Fund	72,358,441	93,160,000
Inverse Government Long Bond Strategy Fund	176,250,920	182,584,502
High Yield Strategy Fund	84,783,727	394,732,450
Inverse High Yield Strategy Fund	15,423,381	17,007,000
U.S. Government Money Market Fund	—	—

For the year ended March 31, 2017, the cost of purchases and proceeds from sales of government securities were as follows:

Fund	Purchases	Sales
Government Long Bond 1.2x Strategy Fund	$1,780,870,156	$1,826,965,328
Inverse Government Long Bond Strategy Fund	2,453,075,156	2,440,564,391

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended March 31, 2017, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Nova Fund	$233,868,770	$386,551,411	$24,451,084
S&P 500® Fund	261,911,030	173,601,962	794,189
Inverse S&P 500® Strategy Fund	—	15,019,334	19,334
Mid-Cap 1.5x Strategy Fund	23,193,837	7,406,245	209,214
Russell 2000® 1.5x Strategy Fund	52,890,596	39,724,466	896,008
Russell 2000® Fund	71,391,087	39,478,948	(580,080)
Dow Jones Industrial Average® Fund	16,242,240	30,173,387	601,016
Inverse Government Long Bond Strategy Fund	—	10,012,890	12,890
High Yield Strategy Fund	2,124,923	61,361,121	35,563
U.S. Government Money Market Fund	115,108,856	—	—

10. Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

THE RYDEX FUNDS ANNUAL REPORT | 217

NOTES TO FINANCIAL STATEMENTS (continued)

The Funds may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2016, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180416001923/gug65857-ncsr.htm.

Transactions during the year ended March 31, 2017, in which the portfolio company is an “affiliated person,” were as follows:

Affiliated issuers by Fund	Value 03/31/16	Additions	Reductions	Value 03/31/17	Shares 03/31/17	Investment Income	Realized Gain (Loss)
Nova Fund
Guggenheim Strategy Fund I	$761,374	$58,705,132	$(47,129,992)	$12,473,562	497,947	$217,607	$54,026
Guggenheim Strategy Fund II	—	16,180,500	(4,202,000)	12,060,988	482,440	200,059	686
	$761,374	$74,885,632	$(51,331,992)	$24,534,550		$417,666	$54,712

Inverse S&P 500® Strategy Fund
Guggenheim Strategy Fund I	$57,103,957	$5,151,654	$(56,200,000)	$6,317,313	252,188	$280,229	$84,489
Guggenheim Strategy Fund II	—	9,350,204	(1,650,000)	7,769,577	310,783	160,630	7,015
	$57,103,957	$14,501,858	$(57,850,000)	$14,086,890		$440,859	$91,504

Monthly Rebalance NASDAQ-100® 2x Strategy Fund
Guggenheim Strategy Fund I	$633,522	$2,919,752	$(1,845,000)	$1,719,776	68,654	$25,402	$4,502
Guggenheim Strategy Fund II	—	3,168,019	(1,458,000)	1,719,595	68,784	31,853	3,386
	$633,522	$6,087,771	$(3,303,000)	$3,439,371		$57,255	$7,888

Inverse NASDAQ-100® Strategy Fund
Guggenheim Strategy Fund I	$5,940,393	$22,699,746	$(26,050,000)	$2,620,638	104,616	$62,269	$16,892
Guggenheim Strategy Fund II	—	5,157,803	(2,550,000)	2,624,943	104,998	47,660	(786)
	$5,940,393	$27,857,549	$(28,600,000)	$5,245,581		$109,929	$16,106

Mid-Cap 1.5x Strategy Fund
Guggenheim Strategy Fund I	$1,948,249	$13,355,463	$(6,530,000)	$8,803,108	351,421	$97,806	$4,408
Guggenheim Strategy Fund II	—	11,311,045	(1,179,000)	10,160,083	406,403	115,994	264
	$1,948,249	$24,666,508	$(7,709,000)	$18,963,191		$213,800	$4,672

Inverse Mid-Cap Strategy Fund
Guggenheim Strategy Fund I	$980,068	$252,593	$(1,100,000)	$136,272	5,440	$4,535	$466
Guggenheim Strategy Fund II	—	274,045	(139,000)	136,140	5,446	2,604	11
	$980,068	$526,638	$(1,239,000)	$272,412		$7,139	$477

Russell 2000® 1.5x Strategy Fund
Guggenheim Strategy Fund I	$57,101	$21,693,937	$(18,700,000)	$3,064,195	122,323	$33,167	$6,972
Guggenheim Strategy Fund II	—	18,155,204	(14,800,000)	3,364,931	134,597	42,425	2,997
	$57,101	$39,849,141	$(33,500,000)	$6,429,126		$75,592	$9,969

Inverse Russell 2000® Strategy Fund
Guggenheim Strategy Fund I	$6,610,653	$611,919	$(6,630,000)	$610,653	24,377	$21,157	$14,644
Guggenheim Strategy Fund II	—	1,050,204	(450,000)	605,492	24,220	12,174	242
	$6,610,653	$1,662,123	$(7,080,000)	$1,216,145		$33,331	$14,886

Dow Jones Industrial Average® Fund
Guggenheim Strategy Fund I	$3,861,421	$7,022,058	$(5,360,000)	$5,547,747	221,467	$55,708	$3,402
Guggenheim Strategy Fund II	—	6,197,401	(660,000)	5,558,437	222,337	64,428	(153)
	$3,861,421	$13,219,459	$(6,020,000)	$11,106,184		$120,136	$3,249

218 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Affiliated issuers by Fund	Value 03/31/16	Additions	Reductions	Value 03/31/17	Shares 03/31/17	Investment Income	Realized Gain (Loss)
Government Long Bond 1.2x Strategy Fund
Guggenheim Strategy Fund I	$31,234,529	$44,411,023	$(70,605,000)	$5,157,351	205,882	$129,914	$102,011
Guggenheim Strategy Fund II	—	27,947,417	(22,555,000)	5,467,852	218,714	125,478	53,062
	$31,234,529	$72,358,440	$(93,160,000)	$10,625,203		$255,392	$155,073

Inverse Government Long Bond Strategy Fund
Guggenheim Strategy Fund I	$40,271,414	$67,366,659	$(95,680,000)	$12,116,192	483,680	$235,346	$54,094
Guggenheim Strategy Fund II	—	30,917,160	(20,425,000)	10,605,112	424,204	233,611	29,806
	$40,271,414	$98,283,819	$(116,105,000)	$22,721,304		$468,957	$83,900

High Yield Strategy Fund
Guggenheim Strategy Fund I	$169,920,842	$17,144,106	$(174,877,987)	$12,493,038	498,724	$362,381	$342,653
Guggenheim Strategy Fund II	57,405,255	6,714,414	(52,404,000)	12,008,695	480,348	374,390	226,365
Guggenheim Strategy Fund III	—	6,501,000	—	6,544,723	261,684	131,953	—
	$227,326,097	$30,359,520	$(227,281,987)	$31,046,456		$868,724	$569,018

Inverse High Yield Strategy Fund
Guggenheim Strategy Fund I	$2,056,929	$8,305,040	$(9,105,000)	$1,272,956	50,817	$28,096	$6,608
Guggenheim Strategy Fund II	2,033,059	6,606,013	(7,390,000)	1,270,223	50,809	36,415	8,619
	$4,089,988	$14,911,053	$(16,495,000)	$2,543,179		$64,511	$15,227

11. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 11, 2017. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.58% for the year ended March 31, 2017. The Funds did not have any borrowings outstanding under this agreement at March 31, 2017.

The average daily balances borrowed for the year ended March 31, 2017, were as follows:

Fund	Average Daily Balance
Nova Fund	$72,529
Inverse S&P 500® Strategy Fund	37,522
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	8,474
Inverse NASDAQ-100® Strategy Fund	5,016
Mid Cap 1.5x Strategy Fund	225
Russell 2000® 1.5x Strategy Fund	14,284
Russell 2000® Fund	10,389
Dow Jones Industrial Average® Fund	13,370
Government Long Bond 1.2x Strategy Fund	162,622
Inverse Government Long Bond Strategy Fund	60,573
High Yield Strategy Fund	45,948
U.S. Government Money Market Fund	93,008

12. Conversion of Advisor Class Shares and Class H Shares

Effective following the close of business on September 30, 2015, all outstanding Advisor Class shares of the Nova Fund, Inverse S&P 500® Strategy Fund, Inverse NASDAQ-100® Strategy Fund, Government Long Bond 1.2x Strategy Fund and Inverse Government Long Bond Strategy Fund converted into Class H shares of the Funds and the Funds no longer offer Advisor Class shares. The conversion of all outstanding Advisor Class shares was effected by exchanging shareholders Advisor Class shares for Class H shares. Advisor Class shareholders of the Funds received Class H shares of the Fund with a value equal to the value of their investment in Advisor Class shares of the Funds on September 30, 2015.

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NOTES TO FINANCIAL STATEMENTS (continued)

13. Reverse Share Splits

Share splits occurred for the following Funds at the close of business:

Fund	Effective Date	Split Type
Inverse S&P 500® Strategy Fund	October 28, 2016	One-for-Six Reverse Share Split
Inverse NASDAQ-100® Strategy Fund	November 4, 2016	One-for-Four Reverse Share Split
Inverse High Yield Strategy Fund	November 4, 2016	One-for-Four Reverse Share Split

14. Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in conncection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The Supreme Court has not yet granted or denied the petition for certiorari.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

220 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Series Funds was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.) (the “Creditor Trust Action”). Its funds may also be putative members of the proposed defendant classes in Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), Adv. Pro. No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation Trust Action”) and Weisfelner, as Trustee of the LB Creditor Trust, v. Reichman (In re Lyondell Chemical Co.), Adv. Pro. No. 12-1570 (Bankr. S.D.N.Y.) (“Reichman”).

Similar to the claims made in the Tribune matter, the Weisfelner complaints seek to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008. The Creditor Trust Action and Reichman allege claims against the former Lyondell shareholders under state law for both constructive fraudulent transfer and intentional fraudulent transfer. The Litigation Trust Action alleges a claim against the former Lyondell shareholders under federal law for intentional fraudulent transfer.

On April 7, 2014, the plaintiff filed a Third Amended Complaint in the Creditor Trust Action, a Second Amended Complaint in the Litigation Trust Action, and an Amended Complaint in Reichman.

On May 8, 2014, the plaintiff in the Litigation Trust Action filed a motion to certify a defendant class generally comprised of all former Lyondell shareholders that received proceeds in exchange for their shares in the 2007 merger transaction.

On July 30, 2014, the defendants filed a motion to dismiss these lawsuits. The Bankruptcy Court held oral argument on the motion to dismiss and on the motion for class certification on January 14 and January 15, 2015. On September 15, 2015, the Bankruptcy Court denied the motion for class certification without prejudice to the plaintiff’s right to file a renewed motion. On November 18, 2015, the Bankruptcy Court granted the defendants’ motion to dismiss the intentional fraudulent transfer claims in the Creditor Trust Action, the Litigation Trust Action, and in Reichman, but denied the motion to dismiss the constructive fraudulent transfer claims in the Creditor Trust Action and in Reichman. The Bankruptcy Court entered final judgment dismissing the Litigation Trust Action, but the plaintiff appealed the dismissal to the U.S. District Court for the Southern District of New York.

On May 4, 2016, the defendants filed a motion to dismiss, or in the alternative, for a stay of, the Creditor Trust Action and Reichman in light of the U.S. Court of Appeals for the Second Circuit’s opinion in the appeal of the Tribune SLCFC actions. On July 20, 2016, the Bankruptcy Court issued a report and recommendation granting the defendants’ motion to dismiss. The U.S. District Court for the Southern District of New York has not yet accepted the Bankruptcy Court’s recommendation or entered a final judgment.

On July 27, 2016, the District Court reversed the Bankruptcy Court and reinstated the federal law intentional fraudulent transfer claim in the Litigation Trust Action and remanded to the Bankruptcy Court for further proceedings. The District Court found that the fraudulent intent that mattered was that of Lyondell’s CEO, not its board, because the CEO’s intent could be imputed to Lyondell under Delaware law agency principles. The District Court did note, however, that plaintiff faces a high standard for proving “actual intent” to harm creditors, and that it remains to be seen whether plaintiff will be able to make this showing. On August 11, 2016, the shareholder defendants filed a motion for reconsideration and/or to certify an interlocutory appeal of the District Court’s opinion. On October 5, 2016, the District Court denied the motion for reconsideration and/or to certify an interlocutory appeal. In light of this ruling, the federal intentional fraudulent conveyance claim will move forward before the Bankruptcy Court, but a schedule for that case has not yet been set.

THE RYDEX FUNDS ANNUAL REPORT | 221

NOTES TO FINANCIAL STATEMENTS (concluded)

These lawsuits do not allege any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,725,168; Long Short Equity Fund f/k/a U.S. Long Short Momentum Fund - $2,193,600; Global 130/30 Strategy Fund - $37,920; Hedged Equity Fund - $1,440; and Multi-Hedge Strategies Fund - $1,116,480. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

222 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Rydex Series Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Nova Fund, S&P 500® Fund, Inverse S&P 500® Strategy Fund, Monthly Rebalance NASDAQ-100® 2x Strategy Fund, Inverse NASDAQ-100® Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 1.5x Strategy Fund, Russell 2000® Fund, Inverse Russell 2000® Strategy Fund, Dow Jones Industrial Average® Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund, Inverse High Yield Strategy Fund, and U.S. Government Money Market Fund (sixteen of the series constituting the Rydex Series Funds) (the “Funds”) as of March 31, 2017, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the above listed Funds (sixteen of the series constituting the Rydex Series Funds) at March 31, 2017, and the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Tysons, Virginia
May 30, 2017

THE RYDEX FUNDS ANNUAL REPORT | 223

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2017, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
Nova Fund	100.00%
S&P 500® Fund	68.93%
Russell 2000® 1.5x Strategy Fund	10.90%
Dow Jones Industrial Average® Fund	16.76%

The following amounts of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	% Qualifying
Nova Fund	100.00%
S&P 500® Fund	70.99%
Russell 2000® 1.5x Strategy Fund	11.39%
Dow Jones Industrial Average® Fund	15.03%

Of the taxable income distributions paid during the fiscal year ending March 31, 2017, the following funds had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively:

Fund	% Qualifying	% STCG Qualifying
Nova Fund	7.73%	0.00%
S&P 500® Fund	2.38%	0.00%
Russell 2000® 1.5x Strategy Fund	0.00%	100.00%
Dow Jones Industrial Average® Fund	5.82%	100.00%
Government Long Bond 1.2x Strategy Fund	92.91%	0.00%
High Yield Strategy Fund	91.13%	0.00%
U.S. Government Money Market Fund	100.00%	100.00%

With respect to the taxable year ended March 31, 2017, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gains, subject to the 15% rate gains category:	From long-term capital gains, using proceeds from shareholder redemptions:
Nova Fund	$1,146,043	$20,433,820
S&P 500® Fund	2,075,033	25,465,586
Mid-Cap 1.5x Strategy Fund	715,324	3,363,727
Russell 2000® 1.5x Strategy Fund	741,106	—
Dow Jones Industrial Average® Fund	198,308	243,638
Government Long Bond 1.2x Strategy Fund	1,662,337	—

224 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

THE RYDEX FUNDS ANNUAL REPORT | 225

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INTERESTED TRUSTEE
Donald C. Cacciapaglia** (1951)	President and Trustee from 2012 to present.	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	230

Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Guggenheim Partners Investment Management Holdings, LLC (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

INDEPENDENT TRUSTEES
Angela Brock-Kyle***** (1959)	Trustee from August 2016 to present.	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	135	Infinity Property & Casualty Corporation (2014-present).
Corey A. Colehour (1945)	Trustee from 1993 to present; Member of the Audit Committee from 1994 to present; Member of the Governance Committee from 2014 to present; and Member of the Investment and Performance Committee from 2014 to present.	Retired.	135	None.
J. Kenneth Dalton (1941)	Trustee from 1995 to present; Chairman and Member of the Audit Committee from 1997 to present; and Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	135	Epiphany Funds (4) (2009-present).

226 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INDEPENDENT TRUSTEES - concluded
John O. Demaret (1940)	Vice Chairman of the Board from 2014 to present (Chairman of the Board from 2006 to 2014); Trustee and Member of the Audit Committee from 1997 to present; Chairman (since 2014) and Member of the Compliance and Risk Oversight Committee from 2010 to present; Chairman and Member of the Investment and Performance Committee from 2014 to present; and Member of the Nominating Committee from 2014 to present.	Retired.	135	None.
Werner E. Keller (1940)	Chairman of the Board from 2014 to present (Vice Chairman of the Board from 2010 to 2014); Trustee and Member of the Audit Committee from 2005 to present; and Member of the Investment and Performance Committee from 2014 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	135	None.
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit Committee from 2005 to present; Member of the Nominating Committee from 2005 to present; and Member of the Governance Committee from 2007 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	135	US Global Investors (GROW) (1995-present).
Patrick T. McCarville (1942)	Trustee from 1997 to present; Member of the Audit Committee from 1997 to present; Chairman and Member of the Nominating Committee from 2004 to present; Chairman and Member of the Governance Committee from 2007 to present; and Member of the Compliance and Risk Oversight Committee from 2014 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	135	None.
Sandra G. Sponem***** (1958)	Trustee from August 2016 to present.	Current: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-present).	135	None.

THE RYDEX FUNDS ANNUAL REPORT | 227

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President (1999-present)

Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

Joanna M. Catalucci (1966)	AML Officer (2016-present)

Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2014-present); AML Officer, certain funds in the Fund Complex (2016-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer (2016-present)

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer (2016-present)

Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director of Guggenheim Partners Investment Management, LLC (2015-present); Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-present).

Former: Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	Vice President (2009-present) and Secretary (2012-present)

Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Glenn McWhinnie (1969)	Assistant Treasurer (2016-present)	Current: Vice President, Guggenheim Investments (2009-present). Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).

228 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present)

Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Adam J. Nelson (1979)	Assistant Treasurer (2016-present)

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer (2016-present)

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present)

Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Adviser’s parent company.
***

The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

****	Certain of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.
*****	Mses. Brock-Kyle and Sponem commence serving as independent Trustees effective August 18, 2016.

THE RYDEX FUNDS ANNUAL REPORT | 229

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Guggenheim Investments as used herein refers to Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC as well as the funds in the Guggenheim Funds complex (the “funds”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to personal information about you, we hold ourselves to high standards in its safekeeping and use. This means, most importantly, that we do not sell client or account information to anyone—whether you are a current or former Guggenheim Investments client.

The Information We Collect About You and How We Collect It

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Funds or one of the Guggenheim affiliated companies. “Nonpublic personal information” is personally identifiable information about you. For example it includes your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g. purchase and redemption history).

How We Share Your Personal Information

As a matter of policy, we do not disclose your nonpublic personal information to nonaffiliated third parties except as required or permitted by law. As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below.

To complete certain transactions or account changes that you direct, it may be necessary to provide your personal information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. In connection with servicing your accounts or to alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your personal information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally we will share personal information about you if we are compelled by law to do so, if you direct us to do so with your consent, or in other circumstances as permitted by law.

How We Safeguard Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Guggenheim Investments, access to such information is limited to those who need it to perform their jobs such as servicing your account, resolving problems or informing you of new products and services.

230 | THE RYDEX FUNDS ANNUAL REPORT

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3.31.2017

Rydex Funds Annual Report

Domestic Equity Funds
S&P 500® Pure Growth Fund
S&P 500® Pure Value Fund
S&P MidCap 400® Pure Growth Fund
S&P MidCap 400® Pure Value Fund
S&P SmallCap 600® Pure Growth Fund
S&P SmallCap 600® Pure Value Fund
International Equity Funds
Europe 1.25x Strategy Fund
Japan 2x Strategy Fund
Specialty Funds
Strengthening Dollar 2x Strategy Fund
Weakening Dollar 2x Strategy Fund

GuggenheimInvestments.com	RTB2-ANN-0317x0318

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eDelivery Service Notice

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
S&P 500® PURE GROWTH FUND	10
S&P 500® PURE VALUE FUND	19
S&P MIDCAP 400® PURE GROWTH FUND	28
S&P MIDCAP 400® PURE VALUE FUND	36
S&P SMALLCAP 600® PURE GROWTH FUND	44
S&P SMALLCAP 600® PURE VALUE FUND	53
EUROPE 1.25x STRATEGY FUND	62
JAPAN 2x STRATEGY FUND	71
STRENGTHENING DOLLAR 2x STRATEGY FUND	79
WEAKENING DOLLAR 2x STRATEGY FUND	87
NOTES TO FINANCIAL STATEMENTS	95
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	111
OTHER INFORMATION	112
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	114
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	118

THE RYDEX FUNDS ANNUAL REPORT | 1

March 31, 2017

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for a selection of our Funds (the “Funds”) for the one-year period ended March 31, 2017.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President and Chief Executive Officer
April 30, 2017

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses, and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options, and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a Fund from correlating with the monthly, quarterly, annual, or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a Fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus.

2 | THE RYDEX FUNDS ANNUAL REPORT

March 31, 2017

Pure Style Funds may not be suitable for all investors. ● The Funds are subject to the risk that large, medium and small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole ● Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down. Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company. ● The Funds are subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Funds’ inability to buy or sell securities or other financial instruments on that day. In certain circumstances, it may be difficult for the Funds to purchase and sell particular investments within a reasonable time at a fair price. ● Unlike many investment companies, the Funds are not actively “managed.” This means that based on market and economic conditions, the Funds’ performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities. ● The Funds are subject to active trading and tracking error risks, which may increase volatility, impact the Funds’ ability to achieve their investment objective and may decrease the Funds’ performance. ● These Funds are considered non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● Securities are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. ● Please read the prospectus for more detailed information regarding these and other risks.

The Strengthening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures and swap agreements may expose the fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a Fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. ● Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. This fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● For more on these and other risks, please read the prospectus.

The Weakening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund’s indirect exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. ● Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● For more on these and other risks, please read the prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2017

The market optimism that helped lift risk asset prices after the presidential election in November continued through the early part of 2017. The Standard & Poor’s 500® (“S&P 500”) Index* set a new record, high yield corporate bond spreads approached cycle lows, and the 10-year Treasury yield rose to 2.63%, the highest level since 2014. Risk appetite faded as the first quarter drew to a close, however, as investors grappled with the implications of an unsuccessful healthcare reform bill and growing geopolitical risks.

Much of the rise in asset valuations since Donald Trump’s victory has been based on anticipation of his pro-growth policies coming to fruition, an outcome that is far from certain. Asset valuations could be getting a bit ahead of themselves, and becoming more sensitive to a temporary growth scare or setback, especially since the rollout of Trump’s new policies will not be smooth or easy.

Nevertheless, the underlying economy remains on a good trajectory. Tracking estimates for first-quarter real U.S. Gross Domestic Product (“GDP”) growth have fallen in recent weeks despite strong gains in consumer and business sentiment since the election. In late April, after the period ended, the initial estimate of first-quarter GDP growth was 0.7%. However, we attribute a large portion of the apparent weakness to seasonal factors that have depressed as-reported first quarter GDP growth over the past several years. In keeping with this pattern, we would expect the final first-quarter GDP number to be revised higher. More importantly, the prospects for quarterly U.S. GDP growth appear stronger going forward.

Consumer spending should benefit from solid income and wealth gains, with household net worth sitting at an all-time high. Recent job gains have been strong, and we anticipate a further acceleration of wage growth as the labor market continues to tighten. Buoyant consumer sentiment and low household debt service outlays also support our positive outlook. On the business investment side, we expect various factors to be supportive, including the uptick in global industrial production growth, the ongoing rise in U.S. oil drilling activity, the surge in small-business optimism, and the recovery in corporate earnings.

On March 15, the Federal Open Market Committee (“FOMC”) raised the U.S. Federal Reserve (the “Fed”) funds target rate by 25 basis points to a range of 0.75–1.0%. The hike itself had little impact on markets because several FOMC members had indicated in the weeks leading up to the meeting that a hike was likely. Looking ahead, we believe that the market is underpricing the likely pace of Fed rate hikes in 2017 and 2018, particularly now that market optimism about fiscal stimulus is waning.

Importantly, Chair Yellen noted that the FOMC’s baseline forecast of two additional rate increases in 2017 and three more in 2018 was not conditioned on expectations for fiscal stimulus. Rather, it reflected a need to gradually remove accommodation due to the fact that the Fed has essentially achieved its dual mandate objectives for employment and inflation. Fiscal easing, she explained, could result in a faster pace of tightening, if it materializes. Markets are skeptical and are pricing in only 1.5 more rate hikes in 2017 and another 1.5 rate hikes in 2018, according to fed funds futures contracts. We expect that the Fed will deliver three more rate hikes in 2017 and another four in 2018.

We expect to see equity and credit investors take more chips off the table unless there is concrete progress on fiscal legislation in Washington, particularly as the Fed demonstrates its desire to tighten even without fiscal stimulus. While we are optimistic about the near-term U.S. economic outlook, current valuations and growing political risks warrant a more defensive stance.

For the 12 months ended March 31, 2017, the S&P 500 Index* returned 17.17%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 11.67%. The return of the MSCI Emerging Markets Index* was 17.22%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 0.44% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 16.39%. The return of the Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.35% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2017

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Bloomberg Barclays Long Treasury Bond Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non convertible. The Long U.S. Treasury Index is market-capitalization weighted and the securities in the index are updated on the last business day of each month.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

STOXX ® Europe 50 Index provides a blue-chip representation of super-sector leaders in Europe. The index covers 50 stocks from developed European countries such as Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.

Nikkei-225 Stock Average Index is a price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

S&P 500® Pure Growth Index is narrow in focus, containing only those S&P 500 Index companies with strong growth characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P 500® Pure Value Index is narrow in focus, containing only those S&P 500 Index companies with strong value characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P MidCap 400® Pure Growth Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong growth characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P MidCap 400® Pure Value Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong value characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Growth Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong growth characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Value Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong value characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

The USD or U.S. Dollar Index® (USDX) is an index that determines the relative value of the United States dollar to a basket of foreign currencies. This formulated “basket” of currencies comprises the weighting of six other currencies as follows: euro (EUR), 57.6% + Japanese yen (JPY), 13.6% + pound sterling (GBP), 11.9% + Canadian dollar (CAD), 9.1% + Swedish krona (SEK), 4.2% + Swiss franc (CHF) 3.6%.

THE RYDEX FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$10.00
Day 1	106	6.0%	9.0%	$10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2016 and ending March 31, 2017.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2016	Ending Account Value March 31, 2017	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
S&P 500® Pure Growth Fund
A-Class	1.53%	6.08%	$ 1,000.00	$ 1,060.80	$ 7.86
C-Class	2.28%	5.68%	1,000.00	1,056.80	11.69
H-Class	1.53%	6.08%	1,000.00	1,060.80	7.86
S&P 500® Pure Value Fund
A-Class	1.54%	11.48%	1,000.00	1,114.80	8.12
C-Class	2.28%	11.07%	1,000.00	1,110.70	12.00
H-Class	1.53%	11.49%	1,000.00	1,114.90	8.07
S&P MidCap 400® Pure Growth Fund
A-Class	1.53%	8.17%	1,000.00	1,081.70	7.94
C-Class	2.28%	7.76%	1,000.00	1,077.60	11.81
H-Class	1.53%	8.18%	1,000.00	1,081.80	7.94
S&P MidCap 400® Pure Value Fund
A-Class	1.54%	12.12%	1,000.00	1,121.20	8.14
C-Class	2.29%	11.72%	1,000.00	1,117.20	12.09
H-Class	1.54%	12.13%	1,000.00	1,121.30	8.14
S&P SmallCap 600® Pure Growth Fund
A-Class	1.54%	11.97%	1,000.00	1,119.70	8.14
C-Class	2.29%	11.56%	1,000.00	1,115.60	12.08
H-Class	1.54%	11.99%	1,000.00	1,119.90	8.14
S&P SmallCap 600® Pure Value Fund
A-Class	1.54%	8.61%	1,000.00	1,086.10	8.01
C-Class	2.29%	8.23%	1,000.00	1,082.30	11.89
H-Class	1.54%	8.69%	1,000.00	1,086.90	8.01
Europe 1.25x Strategy Fund
A-Class	1.79%	7.35%	1,000.00	1,073.50	9.25
C-Class	2.57%	6.93%	1,000.00	1,069.30	13.26
H-Class	1.78%	7.72%	1,000.00	1,077.20	9.22
Japan 2x Strategy Fund
A-Class	1.53%	7.97%	1,000.00	1,079.70	7.93
C-Class	2.28%	7.53%	1,000.00	1,075.30	11.80
H-Class	1.54%	8.30%	1,000.00	1,083.00	8.00
Strengthening Dollar 2x Strategy Fund
A-Class	1.75%	10.34%	1,000.00	1,103.40	9.18
C-Class	2.50%	9.92%	1,000.00	1,099.20	13.08
H-Class	1.74%	10.34%	1,000.00	1,103.40	9.12
Weakening Dollar 2x Strategy Fund
A-Class	1.73%	(11.14%)	1,000.00	888.60	8.15
C-Class	2.48%	(11.45%)	1,000.00	885.50	11.66
H-Class	1.73%	(11.11%)	1,000.00	888.90	8.15

8 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2016	Ending Account Value March 31, 2017	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
S&P 500® Pure Growth Fund
A-Class	1.53%	5.00%	$ 1,000.00	$ 1,017.30	$ 7.70
C-Class	2.28%	5.00%	1,000.00	1,013.56	11.45
H-Class	1.53%	5.00%	1,000.00	1,017.30	7.70
S&P 500® Pure Value Fund
A-Class	1.54%	5.00%	1,000.00	1,017.25	7.75
C-Class	2.28%	5.00%	1,000.00	1,013.56	11.45
H-Class	1.53%	5.00%	1,000.00	1,017.30	7.70
S&P MidCap 400® Pure Growth Fund
A-Class	1.53%	5.00%	1,000.00	1,017.30	7.70
C-Class	2.28%	5.00%	1,000.00	1,013.56	11.45
H-Class	1.53%	5.00%	1,000.00	1,017.30	7.70
S&P MidCap 400® Pure Value Fund
A-Class	1.54%	5.00%	1,000.00	1,017.25	7.75
C-Class	2.29%	5.00%	1,000.00	1,013.51	11.50
H-Class	1.54%	5.00%	1,000.00	1,017.25	7.75
S&P SmallCap 600® Pure Growth Fund
A-Class	1.54%	5.00%	1,000.00	1,017.25	7.75
C-Class	2.29%	5.00%	1,000.00	1,013.51	11.50
H-Class	1.54%	5.00%	1,000.00	1,017.25	7.75
S&P SmallCap 600® Pure Value Fund
A-Class	1.54%	5.00%	1,000.00	1,017.25	7.75
C-Class	2.29%	5.00%	1,000.00	1,013.51	11.50
H-Class	1.54%	5.00%	1,000.00	1,017.25	7.75
Europe 1.25x Strategy Fund
A-Class	1.79%	5.00%	1,000.00	1,016.01	9.00
C-Class	2.57%	5.00%	1,000.00	1,012.12	12.89
H-Class	1.78%	5.00%	1,000.00	1,016.06	8.95
Japan 2x Strategy Fund
A-Class	1.53%	5.00%	1,000.00	1,017.30	7.70
C-Class	2.28%	5.00%	1,000.00	1,013.56	11.45
H-Class	1.54%	5.00%	1,000.00	1,017.25	7.75
Strengthening Dollar 2x Strategy Fund
A-Class	1.75%	5.00%	1,000.00	1,016.21	8.80
C-Class	2.50%	5.00%	1,000.00	1,012.47	12.54
H-Class	1.74%	5.00%	1,000.00	1,016.26	8.75
Weakening Dollar 2x Strategy Fund
A-Class	1.73%	5.00%	1,000.00	1,016.31	8.70
C-Class	2.48%	5.00%	1,000.00	1,012.57	12.44
H-Class	1.73%	5.00%	1,000.00	1,016.31	8.70

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest.
[2]
Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2016 to March 31, 2017.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

S&P 500® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Growth Index (the “underlying index”).

For the one-year period ended March 31, 2017, S&P 500® Pure Growth Fund H-Class returned 11.84%, compared with a gain of 13.70% for the S&P 500 Pure Growth Index. The Fund maintained a daily correlation of over 99% to its benchmark.

Information Technology was the sector contributing the most to the performance of the underlying index, followed by Industrials. Real Estate was the only sector that detracted from the performance of the underlying index. The Utilities sector contributed least.

Stocks that contributed the most to the return of the underlying index were NVIDIA Corp., Applied Materials, Inc., and Broadcom Ltd. Under Armour, Inc. Class C, TripAdvisor, Inc., and Urban Outfitters, Inc. were the largest detractors from performance of the underlying index.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Applied Materials, Inc.	2.9%
Ulta Beauty, Inc.	2.1%
NVIDIA Corp.	2.1%
IDEXX Laboratories, Inc.	2.0%
Lam Research Corp.	1.9%
Broadcom Ltd.	1.9%
Quanta Services, Inc.	1.6%
Facebook, Inc. — Class A	1.6%
UnitedHealth Group, Inc.	1.5%
Corning, Inc.	1.4%
Top Ten Total	19.0%

“Ten Largest Holdings” excludes any temporary cash investments.

10 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2017

	1 Year	5 Year	10 Year
A-Class Shares	11.84%	12.07%	8.66%
A-Class Shares with sales charge†	6.53%	10.98%	8.14%
C-Class Shares	10.99%	11.23%	7.84%
C-Class Shares with CDSC‡	9.99%	11.23%	7.84%
H-Class Shares	11.84%	12.08%	8.67%
S&P 500 Pure Growth Index	13.70%	13.92%	10.47%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will very due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	March 31, 2017
S&P 500® PURE GROWTH FUND

	Shares	Value

COMMON STOCKS† - 99.4%

Technology - 20.6%
Applied Materials, Inc.	79,250	$3,082,825
NVIDIA Corp.	20,415	2,223,805
Lam Research Corp.	15,642	2,007,807
Broadcom Ltd.	8,965	1,962,976
Microchip Technology, Inc.	17,791	1,312,620
Activision Blizzard, Inc.	23,202	1,156,852
Skyworks Solutions, Inc.	11,743	1,150,579
salesforce.com, Inc.*	11,918	983,116
Adobe Systems, Inc.*	6,500	845,845
Akamai Technologies, Inc.*	13,573	810,308
Red Hat, Inc.*	9,089	786,199
Electronic Arts, Inc.*	8,187	732,900
Texas Instruments, Inc.	8,700	700,872
Fidelity National Information Services, Inc.	8,800	700,656
Analog Devices, Inc.	8,500	696,575
Citrix Systems, Inc.*	8,308	692,804
Cerner Corp.*	10,998	647,232
Fiserv, Inc.*	4,986	574,936
QUALCOMM, Inc.	9,900	567,666
Total Technology		21,636,573

Consumer, Non-cyclical - 19.7%
IDEXX Laboratories, Inc.*	13,300	2,056,313
Quanta Services, Inc.*	46,200	1,714,482
UnitedHealth Group, Inc.	9,600	1,574,496
Celgene Corp.*	9,952	1,238,328
Constellation Brands, Inc. — Class A	7,105	1,151,507
Incyte Corp.*	7,500	1,002,525
PayPal Holdings, Inc.*	22,500	967,950
Humana, Inc.	4,600	948,244
Aetna, Inc.	7,385	941,957
Biogen, Inc.*	3,403	930,448
United Rentals, Inc.*,1	6,700	837,835
Cintas Corp.	6,430	813,652
Verisk Analytics, Inc. — Class A*	9,990	810,589
Total System Services, Inc.	14,394	769,503
S&P Global, Inc.	5,490	717,763
Becton Dickinson and Co.	3,900	715,416
Edwards Lifesciences Corp.*	6,820	641,557
Intuitive Surgical, Inc.*,1	800	613,176
Boston Scientific Corp.*	23,707	589,593
Stryker Corp.	4,400	579,260
CR Bard, Inc.	2,330	579,098
Gilead Sciences, Inc.	7,482	508,177
Total Consumer, Non-cyclical		20,701,869

Communications - 14.9%
Facebook, Inc. — Class A*	11,929	1,694,513
Charter Communications, Inc. — Class A*	4,500	1,472,940
F5 Networks, Inc.*	10,000	1,425,700
Amazon.com, Inc.*	1,600	1,418,465
Priceline Group, Inc.*	731	1,301,158
Motorola Solutions, Inc.	14,100	1,215,702
Scripps Networks Interactive, Inc. — Class A	14,900	1,167,713
Netflix, Inc.*	6,724	993,874
Expedia, Inc.	6,889	869,185
CBS Corp. — Class B	12,100	839,256
Time Warner, Inc.	8,300	810,993
Comcast Corp. — Class A	16,500	620,235
VeriSign, Inc.*	6,405	557,940
Discovery Communications, Inc. — Class C*	16,800	475,608
Discovery Communications, Inc. — Class A*,1	11,530	335,408
Alphabet, Inc. — Class A*	302	256,036
Alphabet, Inc. — Class C*	287	238,084
Total Communications		15,692,810

Financial - 14.3%
Prologis, Inc.	28,656	1,486,673
E*TRADE Financial Corp.*	32,980	1,150,673
UDR, Inc.[1]	31,521	1,142,950
Intercontinental Exchange, Inc.	18,650	1,116,576
Apartment Investment & Management Co. — Class A	24,500	1,086,575
American Tower Corp. — Class A	7,494	910,821
AvalonBay Communities, Inc.[1]	4,871	894,316
Host Hotels & Resorts, Inc.	46,800	873,288
Welltower, Inc.	12,000	849,840
GGP, Inc.	33,400	774,212
Digital Realty Trust, Inc.	7,000	744,730
Charles Schwab Corp.	16,114	657,612
Arthur J Gallagher & Co.	11,400	644,556
Kimco Realty Corp.	28,547	630,603
Discover Financial Services	8,200	560,798
Mastercard, Inc. — Class A	4,706	529,284
Extra Space Storage, Inc.	7,100	528,169
Marsh & McLennan Companies, Inc.	6,900	509,841
Total Financial		15,091,517

Industrial - 13.5%
Corning, Inc.	55,400	1,495,800
Vulcan Materials Co.	11,597	1,397,207
Ingersoll-Rand plc	14,500	1,179,140
Martin Marietta Materials, Inc.	4,660	1,017,045
Amphenol Corp. — Class A	12,600	896,742
Cummins, Inc.	5,500	831,600
TransDigm Group, Inc.	3,520	774,963
Northrop Grumman Corp.	3,200	761,088
Illinois Tool Works, Inc.[1]	5,700	755,079
FedEx Corp.	3,800	741,570
General Dynamics Corp.	3,900	730,080
Garmin Ltd.	14,000	715,540
Harris Corp.	6,300	701,001
Republic Services, Inc. — Class A	10,000	628,100
Acuity Brands, Inc.	2,930	597,720
Xylem, Inc.	10,500	527,310

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
S&P 500® PURE GROWTH FUND

	Shares	Value

J.B. Hunt Transport Services, Inc.	5,500	$504,570
Total Industrial		14,254,555

Consumer, Cyclical - 13.3%
Ulta Beauty, Inc.*	7,800	2,224,794
Starbucks Corp.	24,700	1,442,233
Darden Restaurants, Inc.	15,000	1,255,050
Dollar Tree, Inc.*	14,563	1,142,613
United Continental Holdings, Inc.*	15,600	1,101,984
LKQ Corp.*	35,377	1,035,485
Michael Kors Holdings Ltd.*	23,700	903,207
Ross Stores, Inc.	13,173	867,706
Dollar General Corp.	10,000	697,300
Harley-Davidson, Inc.	10,400	629,200
Marriott International, Inc. — Class A	6,400	602,752
Southwest Airlines Co.	11,142	598,994
Hasbro, Inc.	5,500	549,010
O’Reilly Automotive, Inc.*	2,001	539,950
Advance Auto Parts, Inc.	3,121	462,719
Total Consumer, Cyclical		14,052,997

Basic Materials - 1.7%
Albemarle Corp.	10,600	1,119,784
Newmont Mining Corp.	19,900	655,904
Total Basic Materials		1,775,688

Energy - 0.9%
Murphy Oil Corp.	31,330	895,725

Utilities - 0.5%
American Water Works Co., Inc.	6,600	513,282

Total Common Stocks
(Cost $87,809,343)		104,615,016

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.8%
RBC Capital Markets LLC issued 03/31/17 at 0.72% due 04/03/17	$419,586	419,586
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	270,313	270,313
Mizuho Securities LLC issued 03/31/17 at 0.71% due 04/03/17	58,543	58,543
UMB Financial Corp. issued 03/31/17 at 0.68% due 04/03/17	41,435	41,435
Total Repurchase Agreements
(Cost $789,877)		789,877

	Shares

SECURITIES LENDING COLLATERAL†,3 - 2.6%
First American Government Obligations Fund — Class Z, 0.61%[4]	2,721,737	2,721,737
Total Securities Lending Collateral
(Cost $2,721,737)		2,721,737

Total Investments - 102.8%
(Cost $91,320,957)		$108,126,630
Other Assets & Liabilities, net - (2.8)%		(2,928,037)
Total Net Assets - 100.0%		$105,198,593

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2017 — See Note 6.
[2]	Repurchase Agreements — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of March 31, 2017.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
S&P 500® PURE GROWTH FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$104,615,016	$—	$—	$104,615,016
Repurchase Agreements	—	789,877	—	789,877
Securities Lending Collateral	2,721,737	—	—	2,721,737
Total	$107,336,753	$789,877	$—	$108,126,630

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets:
Investments, at value - including $2,669,045 of securities loaned (cost $90,531,080)	$107,336,753
Repurchase agreements, at value (cost $789,877)	789,877
Total investments (cost $91,320,957)	108,126,630
Receivables:
Fund shares sold	76,521
Dividends	49,525
Interest	16
Securities lending income	181
Total assets	108,252,873

Liabilities:
Payable for:
Return of securities loaned	2,721,737
Fund shares redeemed	144,720
Management fees	62,163
Distribution and service fees	27,395
Transfer agent and administrative fees	20,721
Portfolio accounting fees	8,288
Miscellaneous	69,256
Total liabilities	3,054,280
Commitments and contingent liabilities (Note 13)	—
Net assets	$105,198,593

Net assets consist of:
Paid in capital	$84,735,952
Accumulated net investment loss	(331,761)
Accumulated net realized gain on investments	3,988,729
Net unrealized appreciation on investments	16,805,673
Net assets	$105,198,593

A-Class:
Net assets	$15,574,511
Capital shares outstanding	269,265
Net asset value per share	$57.84
Maximum offering price per share (Net asset value divided by 95.25%)	$60.72

C-Class:
Net assets	$10,951,464
Capital shares outstanding	210,069
Net asset value per share	$52.13

H-Class:
Net assets	$78,672,618
Capital shares outstanding	1,360,404
Net asset value per share	$57.83

STATEMENT OF OPERATIONS
Year Ended March 31, 2017

Investment Income:
Dividends	$698,948
Income from securities lending, net	2,873
Interest	1,485
Total investment income	703,306

Expenses:
Management fees	742,722
Transfer agent and administrative fees	247,574
Distribution and service fees:
A-Class	42,895
C-Class	136,435
H-Class	170,571
Portfolio accounting fees	99,029
Registration fees	83,766
Custodian fees	14,723
Trustees’ fees*	8,961
Line of credit fees	178
Miscellaneous	68,500
Total expenses	1,615,354
Net investment loss	(912,048)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	20,611,148
Net realized gain	20,611,148
Net change in unrealized appreciation (depreciation) on:
Investments	(8,959,618)
Net change in unrealized appreciation (depreciation)	(8,959,618)
Net realized and unrealized gain	11,651,530
Net increase in net assets resulting from operations	$10,739,482

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

S&P 500® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(912,048)	$(747,485)
Net realized gain (loss) on investments	20,611,148	(5,914,175)
Net change in unrealized appreciation (depreciation) on investments	(8,959,618)	(4,755,558)
Net increase (decrease) in net assets resulting from operations	10,739,482	(11,417,218)

Distributions to shareholders from:
Net realized gains
A-Class	(6,873)	(857,343)
C-Class	(5,189)	(687,448)
H-Class	(25,208)	(3,476,889)
Total distributions to shareholders	(37,270)	(5,021,680)

Capital share transactions:
Proceeds from sale of shares
A-Class	14,412,065	57,800,935
C-Class	1,978,513	7,117,304
H-Class	196,453,565	424,273,419
Distributions reinvested
A-Class	6,784	847,945
C-Class	5,050	679,901
H-Class	24,834	3,448,540
Cost of shares redeemed
A-Class	(24,797,962)	(56,458,547)
C-Class	(9,884,631)	(10,768,882)
H-Class	(238,506,871)	(408,794,397)
Net increase (decrease) from capital share transactions	(60,308,653)	18,146,218
Net increase (decrease) in net assets	(49,606,441)	1,707,320

Net assets:
Beginning of year	154,805,034	153,097,714
End of year	$105,198,593	$154,805,034
Accumulated net investment loss at end of year	$(331,761)	$(50,197)

Capital share activity:
Shares sold
A-Class	266,962	1,065,419
C-Class	39,085	144,257
H-Class	3,652,903	8,047,777
Shares issued from reinvestment of distributions
A-Class	125	15,838
C-Class	103	13,944
H-Class	458	64,423
Shares redeemed
A-Class	(462,388)	(1,078,093)
C-Class	(202,526)	(227,917)
H-Class	(4,481,621)	(7,797,307)
Net increase (decrease) in shares	(1,186,899)	248,341

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$51.74	$55.85	$50.81	$38.86	$34.54
Income (loss) from investment operations:
Net investment income (loss)[a]	(.44)	(.22)	(.33)	(.23)	(.13)
Net gain (loss) on investments (realized and unrealized)	6.56	(2.47)	6.86	12.18	4.45
Total from investment operations	6.12	(2.69)	6.53	11.95	4.32
Less distributions from:
Net realized gains	(.02)	(1.42)	(1.49)	—	—
Total distributions	(.02)	(1.42)	(1.49)	—	—
Net asset value, end of period	$57.84	$51.74	$55.85	$50.81	$38.86

Total Return[b]	11.84%	(4.90%)	12.98%	30.75%	12.51%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,575	$24,037	$25,768	$19,978	$15,001
Ratios to average net assets:
Net investment income (loss)	(0.82%)	(0.41%)	(0.62%)	(0.51%)	(0.38%)
Total expenses	1.53%	1.50%	1.50%	1.52%	1.51%
Portfolio turnover rate	184%	290%	274%	594%	421%

C-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$46.99	$51.23	$47.07	$36.27	$32.48
Income (loss) from investment operations:
Net investment income (loss)[a]	(.77)	(.57)	(.67)	(.52)	(.38)
Net gain (loss) on investments (realized and unrealized)	5.93	(2.25)	6.32	11.32	4.17
Total from investment operations	5.16	(2.82)	5.65	10.80	3.79
Less distributions from:
Net realized gains	(.02)	(1.42)	(1.49)	—	—
Total distributions	(.02)	(1.42)	(1.49)	—	—
Net asset value, end of period	$52.13	$46.99	$51.23	$47.07	$36.27

Total Return[b]	10.99%	(5.61%)	12.13%	29.78%	11.70%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,951	$17,546	$22,701	$17,042	$8,692
Ratios to average net assets:
Net investment income (loss)	(1.57%)	(1.16%)	(1.37%)	(1.24%)	(1.19%)
Total expenses	2.27%	2.25%	2.25%	2.27%	2.25%
Portfolio turnover rate	184%	290%	274%	594%	421%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

S&P 500® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$51.73	$55.84	$50.80	$38.84	$34.52
Income (loss) from investment operations:
Net investment income (loss)[a]	(.44)	(.18)	(.34)	(.23)	(.15)
Net gain (loss) on investments (realized and unrealized)	6.56	(2.51)	6.87	12.19	4.47
Total from investment operations	6.12	(2.69)	6.53	11.96	4.32
Less distributions from:
Net realized gains	(.02)	(1.42)	(1.49)	—	—
Total distributions	(.02)	(1.42)	(1.49)	—	—
Net asset value, end of period	$57.83	$51.73	$55.84	$50.80	$38.84

Total Return[b]	11.84%	(4.91%)	12.98%	30.79%	12.51%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$78,673	$113,223	$104,628	$103,502	$52,483
Ratios to average net assets:
Net investment income (loss)	(0.81%)	(0.35%)	(0.65%)	(0.50%)	(0.43%)
Total expenses	1.52%	1.51%	1.50%	1.52%	1.50%
Portfolio turnover rate	184%	290%	274%	594%	421%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

S&P 500® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap value securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Value Index (the “underlying index”).

For the one-year period ended March 31, 2017, S&P 500® Pure Value Fund H-Class returned 16.81%, compared with a gain of 18.96% for the S&P 500 Pure Value Index. The Fund maintained a daily correlation of over 99% to its benchmark.

The Financials sector was the leading contributor to the performance of the underlying index, followed by the Industrials sector. The Telecommunications Services sector was the only sector that detracted from performance. The Consumer Discretionary sector contributed least.

The strongest contributors to performance of the underlying index for the year included Leucadia National Corp., Quanta Services, Inc., and HP, Inc. The stocks that detracted most from performance of the underlying index were First Solar, Inc., Frontier Communications Corp., and Endo International Plc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Arconic, Inc.	2.3%
Berkshire Hathaway, Inc. — Class B	2.3%
General Motors Co.	1.9%
Centene Corp.	1.9%
Valero Energy Corp.	1.7%
Archer-Daniels-Midland Co.	1.7%
Anthem, Inc.	1.7%
Prudential Financial, Inc.	1.7%
CenturyLink, Inc.	1.6%
Assurant, Inc.	1.6%
Top Ten Total	18.4%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 19

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2017

	1 Year	5 Year	10 Year
A-Class Shares	16.80%	13.03%	5.46%
A-Class Shares with sales charge†	11.25%	11.93%	4.95%
C-Class Shares	15.94%	12.19%	4.71%
C-Class Shares with CDSC‡	14.94%	12.19%	4.71%
H-Class Shares	16.81%	13.03%	5.50%
S&P 500 Pure Value Index	18.96%	15.20%	8.05%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

20 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2017
S&P 500® PURE VALUE FUND

	Shares	Value

COMMON STOCKS† - 99.8%

Financial - 31.7%
Berkshire Hathaway, Inc. — Class B*	9,119	$1,519,955
Prudential Financial, Inc.	10,426	1,112,246
Assurant, Inc.	10,750	1,028,453
XL Group Ltd.	23,321	929,575
Unum Group	19,625	920,216
Hartford Financial Services Group, Inc.	18,689	898,380
MetLife, Inc.	16,658	879,876
Lincoln National Corp.	13,094	857,002
Allstate Corp.	10,148	826,961
Loews Corp.	16,027	749,583
Citigroup, Inc.	11,755	703,184
Bank of America Corp.	29,625	698,854
Capital One Financial Corp.	8,006	693,800
American International Group, Inc.	10,566	659,635
Aflac, Inc.	8,098	586,457
Travelers Companies, Inc.	4,818	580,762
Regions Financial Corp.	37,985	551,922
Morgan Stanley	11,998	513,994
SunTrust Banks, Inc.	8,830	488,299
Chubb Ltd.[1]	3,497	476,466
Principal Financial Group, Inc.	6,850	432,304
JPMorgan Chase & Co.	4,687	411,706
Goldman Sachs Group, Inc.	1,756	403,388
Progressive Corp.	10,083	395,052
Zions Bancorporation	9,093	381,906
PNC Financial Services Group, Inc.	3,121	375,269
Fifth Third Bancorp	14,555	369,697
People’s United Financial, Inc.	18,515	336,973
Navient Corp.	20,022	295,525
BB&T Corp.	6,460	288,762
Bank of New York Mellon Corp.	6,104	288,292
Wells Fargo & Co.	5,069	282,141
Torchmark Corp.	3,559	274,185
Huntington Bancshares, Inc.	19,697	263,743
State Street Corp.	2,794	222,430
Invesco Ltd.	6,889	211,010
Total Financial		20,908,003

Consumer, Cyclical - 20.4%
General Motors Co.	35,690	1,261,997
Ford Motor Co.	85,090	990,448
Goodyear Tire & Rubber Co.	23,521	846,756
AutoNation, Inc.*,1	19,738	834,720
PulteGroup, Inc.	34,655	816,126
Staples, Inc.	87,977	771,558
Wal-Mart Stores, Inc.	10,221	736,730
CVS Health Corp.	9,189	721,337
Lennar Corp. — Class A	13,960	714,612
DR Horton, Inc.	21,397	712,734
Whirlpool Corp.	3,308	566,760
Kohl’s Corp.	13,415	534,051
Bed Bath & Beyond, Inc.	12,328	486,463
BorgWarner, Inc.	10,598	442,890
PVH Corp.	3,879	401,360
Costco Wholesale Corp.	2,300	385,687
Macy’s, Inc.	12,958	384,075
The Gap, Inc.	14,978	363,816
Walgreens Boots Alliance, Inc.	3,400	282,370
Target Corp.	5,004	276,171
Carnival Corp.	4,600	270,986
Delta Air Lines, Inc.	5,778	265,557
American Airlines Group, Inc.	6,198	262,175
Signet Jewelers Ltd.	2,600	180,102
Total Consumer, Cyclical		13,509,481

Consumer, Non-cyclical - 15.6%
Centene Corp.*	17,297	1,232,585
Archer-Daniels-Midland Co.	24,751	1,139,536
Anthem, Inc.	6,867	1,135,664
Cardinal Health, Inc.	10,388	847,141
McKesson Corp.	5,239	776,734
AmerisourceBergen Corp. — Class A	8,130	719,505
Tyson Foods, Inc. — Class A	10,628	655,854
Kroger Co.	20,367	600,622
Express Scripts Holding Co.*	8,393	553,183
Mallinckrodt plc*	12,280	547,320
Allergan plc	2,200	525,624
Patterson Companies, Inc.[1]	11,373	514,401
Whole Foods Market, Inc.	13,848	411,563
Cigna Corp.	2,370	347,181
DaVita, Inc.*	4,699	319,391
Total Consumer, Non-cyclical		10,326,304

Utilities - 7.9%
Exelon Corp.	19,913	716,470
Entergy Corp.	9,104	691,540
FirstEnergy Corp.	17,141	545,427
NRG Energy, Inc.	28,317	529,527
AES Corp.	43,331	484,441
Duke Energy Corp.	5,508	451,711
Consolidated Edison, Inc.	5,062	393,116
Eversource Energy	5,308	312,004
Public Service Enterprise Group, Inc.	6,907	306,325
Ameren Corp.	4,994	272,622
Xcel Energy, Inc.	5,936	263,855
DTE Energy Co.	2,506	255,888
Total Utilities		5,222,926

Industrial - 7.4%
Arconic, Inc.	58,966	1,553,164
Fluor Corp.	14,183	746,309
Ryder System, Inc.	7,513	566,781
WestRock Co.	10,321	537,002
Jacobs Engineering Group, Inc.	9,206	508,908
Textron, Inc.	7,999	380,672
Johnson Controls International plc	7,989	336,497
Eaton Corp. plc	3,669	272,056
Total Industrial		4,901,389

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
S&P 500® PURE VALUE FUND

	Shares	Value

Energy - 6.7%
Valero Energy Corp.	17,368	$1,151,324
Tesoro Corp.	11,078	897,983
Marathon Petroleum Corp.	16,941	856,198
Transocean Ltd.*,1	62,111	773,282
Phillips 66	6,762	535,686
Marathon Oil Corp.	14,620	230,996
Total Energy		4,445,469

Communications - 3.8%
CenturyLink, Inc.[1]	44,501	1,048,889
News Corp. — Class A	56,016	728,208
AT&T, Inc.	6,599	274,188
TEGNA, Inc.	9,955	255,047
News Corp. — Class B	17,518	236,493
Total Communications		2,542,825

Technology - 3.4%
Xerox Corp.	121,655	892,948
Hewlett Packard Enterprise Co.	30,756	728,916
HP, Inc.	20,337	363,626
Western Digital Corp.	3,420	282,253
Total Technology		2,267,743

Diversified - 1.5%
Leucadia National Corp.	38,717	1,006,642

Basic Materials - 1.4%
Mosaic Co.	22,707	662,590
Eastman Chemical Co.	3,100	250,480
Total Basic Materials		913,070

Total Common Stocks
(Cost $53,448,919)		66,043,852

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.6%
RBC Capital Markets LLC issued 03/31/17 at 0.72% due 04/03/17	$210,057	210,057
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	135,327	135,327
Mizuho Securities LLC issued 03/31/17 at 0.71% due 04/03/17	29,309	29,309
UMB Financial Corp. issued 03/31/17 at 0.68% due 04/03/17	20,744	20,744
Total Repurchase Agreements
(Cost $395,437)		395,437

	Shares

SECURITIES LENDING COLLATERAL†,3 - 3.4%
First American Government Obligations Fund — Class Z, 0.61%[4]	2,256,303	2,256,303
Total Securities Lending Collateral
(Cost $2,256,303)		2,256,303

Total Investments - 103.8%
(Cost $56,100,659)		$68,695,592
Other Assets & Liabilities, net - (3.8)%		(2,483,803)
Total Net Assets - 100.0%		$66,211,789

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2017 — See Note 6.
[2]	Repurchase Agreements — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of March 31, 2017.
plc — Public Limited Company

See Sector Classification in Other Information section.

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
S&P 500® PURE VALUE FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$66,043,852	$—	$—	$66,043,852
Repurchase Agreements	—	395,437	—	395,437
Securities Lending Collateral	2,256,303	—	—	2,256,303
Total	$68,300,155	$395,437	$—	$68,695,592

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

S&P 500® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets:
Investments, at value - including $2,206,809 of securities loaned (cost $55,705,222)	$68,300,155
Repurchase agreements, at value (cost $395,437)	395,437
Total investments (cost $56,100,659)	68,695,592
Receivables:
Securities sold	3,433,066
Fund shares sold	21,572
Dividends	99,387
Interest	8
Securities lending income	642
Total assets	72,250,267

Liabilities:
Payable for:
Fund shares redeemed	3,622,418
Return of securities loaned	2,256,303
Management fees	54,286
Distribution and service fees	21,549
Transfer agent and administrative fees	18,095
Portfolio accounting fees	7,238
Miscellaneous	58,589
Total liabilities	6,038,478
Commitments and contingent liabilities (Note 13)	—
Net assets	$66,211,789

Net assets consist of:
Paid in capital	$58,379,187
Undistributed net investment income	342,239
Accumulated net realized loss on investments	(5,104,570)
Net unrealized appreciation on investments	12,594,933
Net assets	$66,211,789

A-Class:
Net assets	$6,685,804
Capital shares outstanding	87,486
Net asset value per share	$76.42
Maximum offering price per share (Net asset value divided by 95.25%)	$80.23

C-Class:
Net assets	$3,912,730
Capital shares outstanding	58,282
Net asset value per share	$67.13

H-Class:
Net assets	$55,613,255
Capital shares outstanding	725,003
Net asset value per share	$76.71

STATEMENT OF OPERATIONS
Year Ended March 31, 2017

Investment Income:
Dividends	$1,557,891
Income from securities lending, net	2,039
Interest	1,165
Total investment income	1,561,095

Expenses:
Management fees	497,877
Transfer agent and administrative fees	165,959
Distribution and service fees:
A-Class	20,478
C-Class	37,924
H-Class	136,000
Portfolio accounting fees	66,383
Custodian fees	9,887
Trustees’ fees*	5,143
Line of credit fees	222
Miscellaneous	103,741
Total expenses	1,043,614
Net investment income	517,481

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	9,473,645
Net realized gain	9,473,645
Net change in unrealized appreciation (depreciation) on:
Investments	(2,541,794)
Net change in unrealized appreciation (depreciation)	(2,541,794)
Net realized and unrealized gain	6,931,851
Net increase in net assets resulting from operations	$7,449,332

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$517,481	$792,718
Net realized gain (loss) on investments	9,473,645	(2,975,861)
Net change in unrealized appreciation (depreciation) on investments	(2,541,794)	540,213
Net increase (decrease) in net assets resulting from operations	7,449,332	(1,642,930)

Distributions to shareholders from:
Net investment income
A-Class	(80,316)	(230,654)
C-Class	(33,250)	(81,084)
H-Class	(679,152)	(773,153)
Net realized gains
A-Class	—	(381,595)
C-Class	—	(134,145)
H-Class	—	(1,279,106)
Total distributions to shareholders	(792,718)	(2,879,737)

Capital share transactions:
Proceeds from sale of shares
A-Class	25,346,366	21,610,017
C-Class	5,011,398	5,196,156
H-Class	218,922,617	283,243,022
Distributions reinvested
A-Class	78,769	607,532
C-Class	32,403	214,297
H-Class	677,330	2,039,461
Cost of shares redeemed
A-Class	(30,688,025)	(25,025,972)
C-Class	(5,062,879)	(7,319,303)
H-Class	(240,430,536)	(261,907,569)
Net increase (decrease) from capital share transactions	(26,112,557)	18,657,641
Net increase (decrease) in net assets	(19,455,943)	14,134,974

Net assets:
Beginning of year	85,667,732	71,532,758
End of year	$66,211,789	$85,667,732
Undistributed net investment income at end of year	$342,239	$792,718

Capital share activity:*
Shares sold
A-Class	363,232	325,256
C-Class	75,970	82,820
H-Class	3,073,769	4,260,374
Shares issued from reinvestment of distributions
A-Class	1,086	9,084
C-Class	507	3,606
H-Class	9,301	30,384
Shares redeemed
A-Class	(445,468)	(389,324)
C-Class	(78,861)	(123,960)
H-Class	(3,429,081)	(3,891,646)
Net increase in shares	(429,545)	306,594

*	Capital share activity for the periods through March 31, 2017, has been restated to reflect a 2:1 share split effective October 28, 2016 — See Note 12.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

S&P 500® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]	Year Ended March 31, 2014[c]	Year Ended March 28, 2013[c]
Per Share Data
Net asset value, beginning of period	$66.03	$72.54	$70.69	$55.84	$46.75
Income (loss) from investment operations:
Net investment income (loss)[a]	.55	.73	.57	.31	.29
Net gain (loss) on investments (realized and unrealized)	10.52	(4.63)	3.42	17.50	8.87
Total from investment operations	11.07	(3.90)	3.99	17.81	9.16
Less distributions from:
Net investment income	(.68)	(.98)	(.07)	(.12)	(.07)
Net realized gains	—	(1.63)	(2.07)	(2.84)	—
Total distributions	(.68)	(2.61)	(2.14)	(2.96)	(.07)
Net asset value, end of period	$76.42	$66.03	$72.54	$70.69	$55.84

Total Return[b]	16.80%	(5.44%)	5.60%	32.21%	19.63%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,686	$11,135	$16,222	$4,435	$1,303
Ratios to average net assets:
Net investment income (loss)	0.79%	1.08%	0.78%	0.47%	0.61%
Total expenses	1.53%	1.50%	1.51%	1.52%	1.51%
Portfolio turnover rate	321%	365%	295%	410%	669%

C-Class	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]	Year Ended March 31, 2014[c]	Year Ended March 28, 2013[c]
Per Share Data
Net asset value, beginning of period	$58.51	$65.08	$64.10	$51.23	$43.21
Income (loss) from investment operations:
Net investment income (loss)[a]	(.01)	.17	.02	(.15)	(.10)
Net gain (loss) on investments (realized and unrealized)	9.31	(4.13)	3.10	15.98	8.19
Total from investment operations	9.30	(3.96)	3.12	15.83	8.09
Less distributions from:
Net investment income	(.68)	(.98)	(.07)	(.12)	(.07)
Net realized gains	—	(1.63)	(2.07)	(2.84)	—
Total distributions	(.68)	(2.61)	(2.14)	(2.96)	(.07)
Net asset value, end of period	$67.13	$58.51	$65.08	$64.10	$51.23

Total Return[b]	15.94%	(6.15%)	4.81%	31.21%	18.76%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,913	$3,550	$6,390	$5,090	$3,430
Ratios to average net assets:
Net investment income (loss)	(0.01%)	0.28%	0.03%	(0.26%)	(0.22%)
Total expenses	2.28%	2.25%	2.25%	2.27%	2.26%
Portfolio turnover rate	321%	365%	295%	410%	669%

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]	Year Ended March 31, 2014[c]	Year Ended March 28, 2013[c]
Per Share Data
Net asset value, beginning of period	$66.28	$72.81	$70.94	$56.03	$46.90
Income (loss) from investment operations:
Net investment income (loss)[a]	.59	.80	.49	.26	.29
Net gain (loss) on investments (realized and unrealized)	10.52	(4.72)	3.52	17.61	8.91
Total from investment operations	11.11	(3.92)	4.01	17.87	9.20
Less distributions from:
Net investment income	(.68)	(.98)	(.07)	(.12)	(.07)
Net realized gains	—	(1.63)	(2.07)	(2.84)	—
Total distributions	(.68)	(2.61)	(2.14)	(2.96)	(.07)
Net asset value, end of period	$76.71	$66.28	$72.81	$70.94	$56.03

Total Return[b]	16.81%	(5.44%)	5.60%	32.21%	19.64%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$55,613	$70,983	$48,920	$114,984	$78,480
Ratios to average net assets:
Net investment income (loss)	(0.83%)	1.17%	0.66%	0.40%	0.58%
Total expenses	1.53%	1.50%	1.51%	1.52%	1.52%
Portfolio turnover rate	321%	365%	295%	410%	669%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect a 2:1 share split effective October 28, 2016 — See Note 12.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

S&P MIDCAP 400® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Growth Index (the “underlying index”).

For the one-year period ended March 31, 2017, S&P MidCap 400® Pure Growth Fund H-Class returned 10.99%, compared with a gain of 12.63% for the S&P MidCap 400 Pure Growth Index. The Fund maintained a daily correlation of over 99% to its benchmark.

The Financials and Information Technology sectors contributed the most to the performance of the underlying index for the period. No sector detracted. The Utilities sector contributed the least to return, followed by the Consumer Staples sector.

MarketAxess Holdings, Inc., Cognex Corp., and Kate Spade & Co. added the most to the performance of the underlying index for the period. Synaptics, Inc., Sprouts Farmers Markets, Inc., and Vista Outdoor, Inc. detracted the most from the performance of the underlying index for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
WebMD Health Corp. — Class A	2.3%
InterDigital, Inc.	2.3%
Cognex Corp.	2.1%
Kate Spade & Co.	2.1%
Align Technology, Inc.	2.1%
ABIOMED, Inc.	2.0%
NuVasive, Inc.	1.8%
MarketAxess Holdings, Inc.	1.8%
LogMeIn, Inc.	1.7%
Domino’s Pizza, Inc.	1.7%
Top Ten Total	19.9%

“Ten Largest Holdings” excludes any temporary cash investments.

28 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2017

	1 Year	5 Year	10 Year
A-Class Shares	10.98%	8.23%	8.70%
A-Class Shares with sales charge†	5.71%	7.18%	8.18%
C-Class Shares	10.16%	7.42%	7.90%
C-Class Shares with CDSC‡	9.16%	7.42%	7.90%
H-Class Shares	10.99%	8.23%	8.70%
S&P MidCap 400 Pure Growth Index	12.63%	9.59%	10.38%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS	March 31, 2017
S&P MIDCAP 400® PURE GROWTH FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Consumer, Cyclical - 22.5%
Kate Spade & Co.*	98,500	$2,288,155
Domino’s Pizza, Inc.	9,975	1,838,392
Thor Industries, Inc.	17,662	1,697,848
Urban Outfitters, Inc.*	64,400	1,530,144
Skechers U.S.A., Inc. — Class A*	51,977	1,426,769
Copart, Inc.*	22,060	1,366,176
Papa John’s International, Inc.[1]	16,570	1,326,263
Dick’s Sporting Goods, Inc.	23,053	1,121,759
Wendy’s Co.	82,363	1,120,960
Jack in the Box, Inc.	10,983	1,117,191
Texas Roadhouse, Inc. — Class A	24,449	1,088,714
MSC Industrial Direct Company, Inc. — Class A	10,280	1,056,373
NVR, Inc.*,1	500	1,053,440
Toro Co.	16,660	1,040,584
Churchill Downs, Inc.	6,500	1,032,525
Panera Bread Co. — Class A*,1	3,490	913,926
Pool Corp.	7,340	875,882
Dunkin’ Brands Group, Inc.	15,905	869,685
Buffalo Wild Wings, Inc.*,1	4,595	701,886
Cheesecake Factory, Inc.	10,680	676,685
Brinker International, Inc.[1]	13,570	596,537
Total Consumer, Cyclical		24,739,894

Consumer, Non-cyclical - 21.7%
Align Technology, Inc.*	19,920	2,285,023
ABIOMED, Inc.*	17,779	2,225,930
NuVasive, Inc.*	26,532	1,981,410
MarketAxess Holdings, Inc.	10,527	1,973,707
WellCare Health Plans, Inc.*	12,070	1,692,335
Masimo Corp.*,1	17,700	1,650,702
WhiteWave Foods Co. — Class A*	29,221	1,640,758
VCA, Inc.*,1	16,360	1,496,940
Bioverativ, Inc.*	24,600	1,339,716
CoreLogic, Inc.*	28,240	1,149,933
HealthSouth Corp.	25,950	1,110,920
Post Holdings, Inc.*	12,405	1,085,686
Avis Budget Group, Inc.*	32,469	960,433
Bio-Techne Corp.	9,137	928,776
Gartner, Inc.*	7,535	813,705
Akorn, Inc.*	32,353	779,060
Sotheby’s*,1	15,170	689,932
Total Consumer, Non-cyclical		23,804,966

Industrial - 17.2%
Cognex Corp.	27,892	2,341,533
Packaging Corporation of America	17,483	1,601,792
Eagle Materials, Inc.	13,555	1,316,733
Nordson Corp.	10,400	1,277,536
Carlisle Companies, Inc.	10,780	1,147,100
Granite Construction, Inc.	21,360	1,072,058
Littelfuse, Inc.	6,680	1,068,199
Old Dominion Freight Line, Inc.	11,800	1,009,726
Gentex Corp.	45,539	971,347
Coherent, Inc.*,1	4,500	925,380
Worthington Industries, Inc.	18,482	833,353
Zebra Technologies Corp. — Class A*	8,475	773,344
Landstar System, Inc.	8,990	769,994
AO Smith Corp.	14,090	720,844
Huntington Ingalls Industries, Inc.	3,500	700,840
Woodward, Inc.	9,168	622,691
Crane Co.	8,200	613,606
EnerSys	7,190	567,579
Curtiss-Wright Corp.	6,100	556,686
Total Industrial		18,890,341

Financial - 14.8%
SLM Corp.*	151,370	1,831,577
Uniti Group, Inc.	58,087	1,501,548
Primerica, Inc.[1]	18,160	1,492,752
First Horizon National Corp.	79,182	1,464,867
First Industrial Realty Trust, Inc.	47,970	1,277,442
Kilroy Realty Corp.	16,550	1,192,924
DCT Industrial Trust, Inc.	22,620	1,088,474
Education Realty Trust, Inc.	24,780	1,012,263
Brown & Brown, Inc.	22,930	956,640
Washington Federal, Inc.	24,465	809,792
Lamar Advertising Co. — Class A	10,345	773,185
Bank of the Ozarks, Inc.	14,755	767,408
Weingarten Realty Investors	22,560	753,278
Duke Realty Corp.	26,970	708,502
Liberty Property Trust	15,820	609,861
Total Financial		16,240,513

Technology - 12.8%
Cirrus Logic, Inc.*	29,145	1,768,811
Take-Two Interactive Software, Inc.*	28,900	1,712,903
Monolithic Power Systems, Inc.	13,504	1,243,719
Microsemi Corp.*	23,729	1,222,755
NCR Corp.*	24,655	1,126,240
MAXIMUS, Inc.	16,276	1,012,368
Ultimate Software Group, Inc.*	5,066	988,934
MSCI, Inc. — Class A	9,555	928,650
Science Applications International Corp.	11,380	846,672
Integrated Device Technology, Inc.*	29,866	706,928
Fair Isaac Corp.	5,241	675,827
IPG Photonics Corp.*	5,470	660,229
Broadridge Financial Solutions, Inc.	8,391	570,168
CommVault Systems, Inc.*	10,284	522,427
Total Technology		13,986,631

Communications - 6.3%
WebMD Health Corp. — Class A*	48,299	2,544,391
InterDigital, Inc.	29,173	2,517,630
LogMeIn, Inc.	18,900	1,842,750
Total Communications		6,904,771

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
S&P MIDCAP 400® PURE GROWTH FUND

	Shares	Value

Basic Materials - 2.8%
Royal Gold, Inc.	23,249	$1,628,592
Minerals Technologies, Inc.	18,670	1,430,122
Total Basic Materials		3,058,714

Utilities - 1.4%
Southwest Gas Holdings, Inc.	10,780	893,770
MDU Resources Group, Inc.	25,040	685,345
Total Utilities		1,579,115

Total Common Stocks
(Cost $96,385,699)		109,204,945

	Face Amount

REPURCHASE AGREEMENTS††,2 - 1.7%
RBC Capital Markets LLC issued 03/31/17 at 0.72% due 04/03/17	$993,020	993,020
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	639,741	639,741
Mizuho Securities LLC issued 03/31/17 at 0.71% due 04/03/17	138,552	138,552
UMB Financial Corp. issued 03/31/17 at 0.68% due 04/03/17	98,063	98,063
Total Repurchase Agreements
(Cost $1,869,376)		1,869,376

	Shares

SECURITIES LENDING COLLATERAL†,3 - 3.5%
First American Government Obligations Fund — Class Z, 0.61%[4]	3,808,131	3,808,131
Total Securities Lending Collateral
(Cost $3,808,131)		3,808,131

Total Investments - 104.7%
(Cost $102,063,206)		$114,882,452
Other Assets & Liabilities, net - (4.7)%		(5,191,712)
Total Net Assets - 100.0%		$109,690,740

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2017 — See Note 6.
[2]	Repurchase Agreements — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of March 31, 2017.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$109,204,945	$—	$—	$109,204,945
Repurchase Agreements	—	1,869,376	—	1,869,376
Securities Lending Collateral	3,808,131	—	—	3,808,131
Total	$113,013,076	$1,869,376	$—	$114,882,452

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets:
Investments, at value - including $3,751,234 of securities loaned (cost $100,193,830)	$113,013,076
Repurchase agreements, at value (cost $1,869,376)	1,869,376
Total investments (cost $102,063,206)	114,882,452
Receivables:
Fund shares sold	25,599
Dividends	112,248
Interest	36
Securities lending income	413
Total assets	115,020,748

Liabilities:
Payable for:
Return of securities loaned	3,808,131
Securities purchased	893,299
Fund shares redeemed	397,834
Management fees	69,536
Distribution and service fees	32,779
Transfer agent and administrative fees	23,179
Portfolio accounting fees	9,271
Miscellaneous	95,979
Total liabilities	5,330,008
Commitments and contingent liabilities (Note 13)	—
Net assets	$109,690,740

Net assets consist of:
Paid in capital	$96,371,589
Accumulated net investment loss	(151,615)
Accumulated net realized gain on investments	651,520
Net unrealized appreciation on investments	12,819,246
Net assets	$109,690,740

A-Class:
Net assets	$16,268,747
Capital shares outstanding	320,023
Net asset value per share	$50.84
Maximum offering price per share (Net asset value divided by 95.25%)	$53.38

C-Class:
Net assets	$15,049,455
Capital shares outstanding	335,677
Net asset value per share	$44.83

H-Class:
Net assets	$78,372,538
Capital shares outstanding	1,539,979
Net asset value per share	$50.89

STATEMENT OF OPERATIONS
Year Ended March 31, 2017

Investment Income:
Dividends	$987,508
Income from securities lending, net	6,513
Interest	1,699
Total investment income	995,720

Expenses:
Management fees	889,553
Transfer agent and administrative fees	296,518
Distribution and service fees:
A-Class	50,706
C-Class	177,504
H-Class	201,436
Portfolio accounting fees	118,606
Custodian fees	17,475
Trustees’ fees*	10,692
Line of credit fees	259
Miscellaneous	183,201
Total expenses	1,945,950
Net investment loss	(950,230)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	11,414,440
Net realized gain	11,414,440
Net change in unrealized appreciation (depreciation) on:
Investments	360,205
Net change in unrealized appreciation (depreciation)	360,205
Net realized and unrealized gain	11,774,645
Net increase in net assets resulting from operations	$10,824,415

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(950,230)	$(1,474,357)
Net realized gain on investments	11,414,440	618,071
Net change in unrealized appreciation (depreciation) on investments	360,205	(19,480,581)
Net increase (decrease) in net assets resulting from operations	10,824,415	(20,336,867)

Distributions to shareholders from:
Net realized gains
A-Class	(297,374)	(2,228,224)
C-Class	(291,932)	(1,333,119)
H-Class	(1,136,619)	(6,095,021)
Total distributions to shareholders	(1,725,925)	(9,656,364)

Capital share transactions:
Proceeds from sale of shares
A-Class	10,325,932	53,831,940
C-Class	2,821,225	8,486,478
H-Class	79,121,033	132,856,460
Distributions reinvested
A-Class	290,748	2,217,738
C-Class	289,859	1,326,118
H-Class	1,122,775	6,025,101
Cost of shares redeemed
A-Class	(25,120,641)	(60,087,772)
C-Class	(9,691,842)	(12,136,902)
H-Class	(102,777,781)	(150,323,558)
Net decrease from capital share transactions	(43,618,692)	(17,804,397)
Net decrease in net assets	(34,520,202)	(47,797,628)

Net assets:
Beginning of year	144,210,942	192,008,570
End of year	$109,690,740	$144,210,942
Accumulated net investment loss at end of year	$(151,615)	$(267,173)

Capital share activity:
Shares sold
A-Class	212,056	1,045,660
C-Class	66,159	181,153
H-Class	1,640,941	2,636,800
Shares issued from reinvestment of distributions
A-Class	6,116	45,094
C-Class	6,895	30,201
H-Class	23,593	122,362
Shares redeemed
A-Class	(522,005)	(1,221,580)
C-Class	(227,092)	(270,847)
H-Class	(2,163,025)	(3,033,087)
Net decrease in shares	(956,362)	(464,244)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

S&P MIDCAP 400® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$46.51	$53.86	$58.66	$49.76	$44.11
Income (loss) from investment operations:
Net investment income (loss)[a]	(.34)	(.36)	(.29)	(.22)	(.19)
Net gain (loss) on investments (realized and unrealized)	5.41	(4.48)	3.88	11.05	5.84
Total from investment operations	5.07	(4.84)	3.59	10.83	5.65
Less distributions from:
Net realized gains	(.74)	(2.51)	(8.39)	(1.93)	—
Total distributions	(.74)	(2.51)	(8.39)	(1.93)	—
Net asset value, end of period	$50.84	$46.51	$53.86	$58.66	$49.76

Total Return[b]	10.98%	(9.23%)	7.18%	21.90%	12.81%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,269	$29,017	$40,648	$59,293	$45,638
Ratios to average net assets:
Net investment income (loss)	(0.71%)	(0.71%)	(0.53%)	(0.40%)	(0.43%)
Total expenses	1.52%	1.50%	1.51%	1.52%	1.50%
Portfolio turnover rate	127%	143%	134%	131%	188%

C-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$41.41	$48.60	$54.13	$46.39	$41.43
Income (loss) from investment operations:
Net investment income (loss)[a]	(.61)	(.66)	(.64)	(.58)	(.49)
Net gain (loss) on investments (realized and unrealized)	4.77	(4.02)	3.50	10.25	5.45
Total from investment operations	4.16	(4.68)	2.86	9.67	4.96
Less distributions from:
Net realized gains	(.74)	(2.51)	(8.39)	(1.93)	—
Total distributions	(.74)	(2.51)	(8.39)	(1.93)	—
Net asset value, end of period	$44.83	$41.41	$48.60	$54.13	$46.39

Total Return[b]	10.16%	(9.92%)	6.39%	20.98%	12.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,049	$20,279	$26,689	$28,567	$18,837
Ratios to average net assets:
Net investment income (loss)	(1.44%)	(1.46%)	(1.26%)	(1.15%)	(1.19%)
Total expenses	2.27%	2.25%	2.26%	2.27%	2.25%
Portfolio turnover rate	127%	143%	134%	131%	188%

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$46.56	$53.91	$58.71	$49.80	$44.14
Income (loss) from investment operations:
Net investment income (loss)[a]	(.33)	(.36)	(.29)	(.18)	(.20)
Net gain (loss) on investments (realized and unrealized)	5.40	(4.48)	3.88	11.02	5.86
Total from investment operations	5.07	(4.84)	3.59	10.84	5.66
Less distributions from:
Net realized gains	(.74)	(2.51)	(8.39)	(1.93)	—
Total distributions	(.74)	(2.51)	(8.39)	(1.93)	—
Net asset value, end of period	$50.89	$46.56	$53.91	$58.71	$49.80

Total Return[b]	10.99%	(9.22%)	7.18%	21.91%	12.82%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$78,373	$94,915	$124,672	$186,863	$242,157
Ratios to average net assets:
Net investment income (loss)	(0.68%)	(0.71%)	(0.52%)	(0.33%)	(0.45%)
Total expenses	1.53%	1.50%	1.51%	1.52%	1.50%
Portfolio turnover rate	127%	143%	134%	131%	188%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

S&P MIDCAP 400® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap value securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Value Index (the “underlying index”).

For the one-year period ended March 31, 2017, S&P MidCap 400® Pure Value Fund H-Class returned 21.36%, compared with a return of 24.00% for the S&P MidCap 400 Pure Value Index. The Fund maintained a daily correlation of over 99% to its benchmark.

The sectors that contributed the most to the performance of the underlying index for the period were Materials and Industrials. The Health Care sector detracted the most from performance, followed by the Consumer Discretionary sector.

United States Steel Corp., Joy Global, Inc., and WPX Energy, Inc., Class A contributed the most to the performance of the underlying index for the period. Fossil Group, Inc., Abercrombie & Fitch Co. Class A, and Ascena Retail Group, Inc. detracted the most from the performance of the underlying index for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
KB Home	2.8%
LifePoint Health, Inc.	2.4%
Jabil Circuit, Inc.	2.1%
Avnet, Inc.	1.8%
Arrow Electronics, Inc.	1.8%
Tech Data Corp.	1.8%
Domtar Corp.	1.8%
CalAtlantic Group, Inc.	1.8%
Noble Corporation plc	1.8%
CNO Financial Group, Inc.	1.7%
Top Ten Total	19.8%

“Ten Largest Holdings” excludes any temporary cash investments.

36 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2017

	1 Year	5 Year	10 Year
A-Class Shares	21.34%	10.94%	4.82%
A-Class Shares with sales charge†	15.57%	9.87%	4.31%
C-Class Shares	20.46%	10.11%	3.99%
C-Class Shares with CDSC‡	19.46%	10.11%	3.99%
H-Class Shares	21.36%	10.94%	4.81%
S&P MidCap 400 Pure Value Index	24.00%	13.46%	7.75%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS	March 31, 2017
S&P MIDCAP 400® PURE VALUE FUND

	Shares	Value

COMMON STOCKS† - 99.9%

Financial - 23.6%
CNO Financial Group, Inc.	22,594	$463,177
Reinsurance Group of America, Inc. — Class A	3,371	428,049
Old Republic International Corp.	20,419	418,182
Genworth Financial, Inc. — Class A*	95,322	392,727
Aspen Insurance Holdings Ltd.	6,484	337,492
Hanover Insurance Group, Inc.	3,603	324,486
First American Financial Corp.	7,913	310,823
Quality Care Properties, Inc.*	16,345	308,267
Everest Re Group Ltd.	1,227	286,885
Jones Lang LaSalle, Inc.	2,530	281,969
Legg Mason, Inc.	7,760	280,214
Kemper Corp.	6,869	274,073
Alleghany Corp.*	414	254,469
Medical Properties Trust, Inc.	19,000	244,910
WR Berkley Corp.	3,143	221,990
American Financial Group, Inc.	2,260	215,649
Umpqua Holdings Corp.	10,773	191,113
Cousins Properties, Inc.	23,090	190,954
LaSalle Hotel Properties	5,220	151,119
Stifel Financial Corp.*	2,974	149,265
Associated Banc-Corp.	5,876	143,374
Mercury General Corp.	2,270	138,447
CoreCivic, Inc.	4,280	134,478
TCF Financial Corp.	7,226	122,987
Janus Capital Group, Inc.	7,612	100,478
Waddell & Reed Financial, Inc. — Class A1	5,530	94,010
Total Financial		6,459,587

Consumer, Cyclical - 19.5%
KB Home	37,897	753,392
CalAtlantic Group, Inc.	13,140	492,093
GameStop Corp. — Class A	20,348	458,847
Dillard’s, Inc. — Class A1	8,750	457,100
Office Depot, Inc.	94,900	442,709
TRI Pointe Group, Inc.*	30,490	382,345
World Fuel Services Corp.	9,479	343,614
Toll Brothers, Inc.*	9,130	329,684
CST Brands, Inc.	6,466	310,950
Cooper Tire & Rubber Co.	6,060	268,761
Dana, Inc.	12,967	250,393
Big Lots, Inc.[1]	4,431	215,701
JetBlue Airways Corp.*	8,306	171,187
International Speedway Corp. — Class A	3,736	138,045
HSN, Inc.	2,908	107,887
J.C. Penney Company, Inc.*,1	16,927	104,270
American Eagle Outfitters, Inc.	7,315	102,629
Total Consumer, Cyclical		5,329,607

Industrial - 19.3%
Jabil Circuit, Inc.	20,026	579,152
Avnet, Inc.	10,966	501,804
Arrow Electronics, Inc.*	6,823	500,876
Tech Data Corp.*	5,309	498,515
AECOM*	9,711	345,614
Trinity Industries, Inc.	11,877	315,334
SYNNEX Corp.	2,655	297,201
Terex Corp.	9,329	292,931
KLX, Inc.*	6,291	281,208
AGCO Corp.[1]	4,438	267,079
Owens-Illinois, Inc.*	11,400	232,332
KBR, Inc.	12,620	189,679
Vishay Intertechnology, Inc.	11,062	181,970
Cree, Inc.*	6,575	175,750
Regal Beloit Corp.	2,224	168,246
Kirby Corp.*	1,702	120,076
Greif, Inc. — Class A	2,171	119,600
Werner Enterprises, Inc.	4,392	115,070
Esterline Technologies Corp.*	1,300	111,865
Total Industrial		5,294,302

Consumer, Non-cyclical - 17.2%
LifePoint Health, Inc.*	10,227	669,868
ManpowerGroup, Inc.	3,926	402,690
United Natural Foods, Inc.*	8,809	380,813
Endo International plc*	34,029	379,764
Owens & Minor, Inc.	10,513	363,750
Graham Holdings Co. — Class B	568	340,544
Molina Healthcare, Inc.*	7,224	329,414
TreeHouse Foods, Inc.*	3,598	304,606
Dean Foods Co.	15,157	297,987
Aaron’s, Inc.	9,610	285,801
DeVry Education Group, Inc.	7,068	250,561
FTI Consulting, Inc.*	4,633	190,741
Tenet Healthcare Corp.*	9,004	159,460
Halyard Health, Inc.*	3,550	135,220
Flowers Foods, Inc.	6,360	123,448
Avon Products, Inc.*	19,692	86,645
Total Consumer, Non-cyclical		4,701,312

Energy - 8.0%
Noble Corporation plc	78,460	485,667
First Solar, Inc.*,1	13,680	370,728
Murphy USA, Inc.*	4,414	324,076
HollyFrontier Corp.	11,061	313,469
Rowan Companies plc — Class A*	19,460	303,187
Western Refining, Inc.	7,476	262,183
Oceaneering International, Inc.	4,645	125,787
Total Energy		2,185,097

Basic Materials - 4.6%
Domtar Corp.	13,497	492,910
Reliance Steel & Aluminum Co.	3,292	263,426
Commercial Metals Co.	10,633	203,409
Carpenter Technology Corp.	3,942	147,037
Olin Corp.	4,275	140,519
Total Basic Materials		1,247,301

Communications - 4.2%
Time, Inc.	22,074	427,132
Telephone & Data Systems, Inc.	15,605	413,689

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
S&P MIDCAP 400® PURE VALUE FUND

	Shares	Value

Frontier Communications Corp.[1]	148,480	$317,747
Total Communications		1,158,568

Technology - 2.1%
NeuStar, Inc. — Class A*	6,670	221,110
Diebold Nixdorf, Inc.	5,720	175,604
Leidos Holdings, Inc.	3,262	166,819
Total Technology		563,533

Utilities - 1.4%
Great Plains Energy, Inc.	8,500	248,370
Hawaiian Electric Industries, Inc.	4,461	148,596
Total Utilities		396,966

Total Common Stocks
(Cost $24,113,261)		27,336,273

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.4%
RBC Capital Markets LLC issued 03/31/17 at 0.72% due 04/03/17	$58,490	58,490
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	37,682	37,682
Mizuho Securities LLC issued 03/31/17 at 0.71% due 04/03/17	8,161	8,161
UMB Financial Corp. issued 03/31/17 at 0.68% due 04/03/17	5,776	5,776
Total Repurchase Agreements
(Cost $110,109)		110,109

	Shares

SECURITIES LENDING COLLATERAL†,3 - 4.6%
First American Government Obligations Fund — Class Z, 0.61%[4]	1,260,166	1,260,166
Total Securities Lending Collateral
(Cost $1,260,166)		1,260,166

Total Investments - 104.9%
(Cost $25,483,536)		$28,706,548
Other Assets & Liabilities, net - (4.9)%		(1,340,456)
Total Net Assets - 100.0%		$27,366,092

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2017 — See Note 6.
[2]	Repurchase Agreements — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of March 31, 2017.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$27,336,273	$—	$—	$27,336,273
Repurchase Agreements	—	110,109	—	110,109
Securities Lending Collateral	1,260,166	—	—	1,260,166
Total	$28,596,439	$110,109	$—	$28,706,548

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

S&P MIDCAP 400® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets:
Investments, at value - including $1,205,672 of securities loaned (cost $25,373,427)	$28,596,439
Repurchase agreements, at value (cost $110,109)	110,109
Total investments (cost $25,483,536)	28,706,548
Receivables:
Fund shares sold	218,319
Dividends	24,084
Interest	2
Securities lending income	273
Total assets	28,949,226

Liabilities:
Payable for:
Return of securities loaned	1,260,166
Fund shares redeemed	270,450
Management fees	19,081
Distribution and service fees	8,879
Transfer agent and administrative fees	6,360
Portfolio accounting fees	2,544
Miscellaneous	15,654
Total liabilities	1,583,134
Commitments and contingent liabilities (Note 13)	—
Net assets	$27,366,092

Net assets consist of:
Paid in capital	$26,002,192
Accumulated net investment loss	—
Accumulated net realized loss on investments	(1,859,112)
Net unrealized appreciation on investments	3,223,012
Net assets	$27,366,092

A-Class:
Net assets	$2,957,217
Capital shares outstanding	57,548
Net asset value per share	$51.39
Maximum offering price per share (Net asset value divided by 95.25%)	$53.95

C-Class:
Net assets	$3,265,699
Capital shares outstanding	70,870
Net asset value per share	$46.08

H-Class:
Net assets	$21,143,176
Capital shares outstanding	411,875
Net asset value per share	$51.33

STATEMENT OF OPERATIONS
Year Ended March 31, 2017

Investment Income:
Dividends	$495,141
Income from securities lending, net	2,387
Interest	724
Total investment income	498,252

Expenses:
Management fees	271,257
Transfer agent and administrative fees	90,419
Distribution and service fees:
A-Class	5,850
C-Class	31,453
H-Class	76,706
Portfolio accounting fees	36,167
Custodian fees	5,463
Trustees’ fees*	3,181
Line of credit fees	144
Miscellaneous	56,296
Total expenses	576,936
Net investment loss	(78,684)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,833,493
Net realized gain	5,833,493
Net change in unrealized appreciation (depreciation) on:
Investments	(1,694,499)
Net change in unrealized appreciation (depreciation)	(1,694,499)
Net realized and unrealized gain	4,138,994
Net increase in net assets resulting from operations	$4,060,310

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(78,684)	$52,548
Net realized gain (loss) on investments	5,833,493	(1,107,050)
Net change in unrealized appreciation (depreciation) on investments	(1,694,499)	1,847,168
Net increase in net assets resulting from operations	4,060,310	792,666

Distributions to shareholders from:
Net investment income
A-Class	(4,378)	(2,509)
C-Class	(5,759)	(4,545)
H-Class	(42,411)	(21,661)
Total distributions to shareholders	(52,548)	(28,715)

Capital share transactions:
Proceeds from sale of shares
A-Class	5,501,146	7,839,706
C-Class	5,468,549	1,496,883
H-Class	250,100,866	117,775,736
Distributions reinvested
A-Class	4,352	2,473
C-Class	5,625	4,535
H-Class	42,140	21,374
Cost of shares redeemed
A-Class	(7,712,771)	(4,655,658)
C-Class	(4,823,563)	(2,314,575)
H-Class	(280,216,330)	(79,851,430)
Net increase (decrease) from capital share transactions	(31,629,986)	40,319,044
Net increase (decrease) in net assets	(27,622,224)	41,082,995

Net assets:
Beginning of year	54,988,316	13,905,321
End of year	$27,366,092	$54,988,316
Undistributed net investment income at end of year	$—	$52,548

Capital share activity:
Shares sold
A-Class	114,895	185,812
C-Class	127,191	42,699
H-Class	5,516,255	2,852,823
Shares issued from reinvestment of distributions
A-Class	89	58
C-Class	127	118
H-Class	860	505
Shares redeemed
A-Class	(169,970)	(115,018)
C-Class	(112,934)	(59,256)
H-Class	(6,238,907)	(1,916,239)
Net increase (decrease) in shares	(762,394)	991,502

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

S&P MIDCAP 400® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$42.43	$45.68	$43.04	$36.18	$30.88
Income (loss) from investment operations:
Net investment income (loss)[a]	(.08)	.16	.11	(.03)	.07
Net gain (loss) on investments (realized and unrealized)	9.14	(3.30)	2.58	7.08	5.23
Total from investment operations	9.06	(3.14)	2.69	7.05	5.30
Less distributions from:
Net investment income	(.10)	(.11)	(.05)	(.19)	—
Total distributions	(.10)	(.11)	(.05)	(.19)	—
Net asset value, end of period	$51.39	$42.43	$45.68	$43.04	$36.18

Total Return[b]	21.34%	(6.88%)	6.25%	19.49%	17.16%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,957	$4,775	$1,904	$2,357	$1,571
Ratios to average net assets:
Net investment income (loss)	(0.17%)	0.39%	0.26%	(0.06%)	0.23%
Total expenses	1.53%	1.50%	1.51%	1.52%	1.51%
Portfolio turnover rate	628%	493%	638%	506%	757%

C-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$38.33	$41.59	$39.48	$33.46	$28.78
Income (loss) from investment operations:
Net investment income (loss)[a]	(.36)	(.12)	(.18)	(.25)	(.13)
Net gain (loss) on investments (realized and unrealized)	8.21	(3.03)	2.34	6.46	4.81
Total from investment operations	7.85	(3.15)	2.16	6.21	4.68
Less distributions from:
Net investment income	(.10)	(.11)	(.05)	(.19)	—
Total distributions	(.10)	(.11)	(.05)	(.19)	—
Net asset value, end of period	$46.08	$38.33	$41.59	$39.48	$33.46

Total Return[b]	20.46%	(7.58%)	5.47%	18.57%	16.26%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,266	$2,165	$3,033	$2,207	$3,413
Ratios to average net assets:
Net investment income (loss)	(0.85%)	(0.30%)	(0.44%)	(0.71%)	(0.45%)
Total expenses	2.28%	2.25%	2.26%	2.28%	2.26%
Portfolio turnover rate	628%	493%	638%	506%	757%

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$42.38	$45.62	$42.98	$36.16	$30.86
Income (loss) from investment operations:
Net investment income (loss)[a]	(.07)	.20	.11	.06	.08
Net gain (loss) on investments (realized and unrealized)	9.12	(3.33)	2.58	6.95	5.22
Total from investment operations	9.05	(3.13)	2.69	7.01	5.30
Less distributions from:
Net investment income	(.10)	(.11)	(.05)	(.19)	—
Total distributions	(.10)	(.11)	(.05)	(.19)	—
Net asset value, end of period	$51.33	$42.38	$45.62	$42.98	$36.16

Total Return[b]	21.36%	(6.86%)	6.26%	19.39%	17.17%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,143	$48,048	$8,968	$10,563	$78,237
Ratios to average net assets:
Net investment income (loss)	(0.16%)	0.47%	0.25%	0.15%	0.24%
Total expenses	1.53%	1.51%	1.51%	1.52%	1.52%
Portfolio turnover rate	628%	493%	638%	506%	757%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

S&P SMALLCAP 600® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Growth Index (the “underlying index”).

For the one-year period ended March 31, 2017, S&P SmallCap 600® Pure Growth Fund H-Class returned 25.46%, compared with a gain of 27.95% for the S&P SmallCap 600 Pure Growth Index. The Fund maintained a daily correlation of over 99% to its benchmark.

The Health Care and Financials sectors contributed the most to the performance of the underlying index for the period. No sector detracted. The Telecommunications Services sector contributed the least to performance, followed by the Utilities sector.

The best-performing stocks in the S&P SmallCap 600 Pure Growth Index were Nutrisystem, Inc., Supernus Pharmaceuticals, Inc., and LogMeIn, Inc. The weakest performers in the underlying index were Cray, Inc., AMAG Pharmaceuticals, Inc., and Nautilus, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
NutriSystem, Inc.	2.1%
Installed Building Products, Inc.	1.7%
BioTelemetry, Inc.	1.5%
Zeltiq Aesthetics, Inc.	1.4%
LendingTree, Inc.	1.4%
MKS Instruments, Inc.	1.4%
Supernus Pharmaceuticals, Inc.	1.4%
Nanometrics, Inc.	1.3%
Innoviva, Inc.	1.3%
TiVo Corp.	1.2%
Top Ten Total	14.7%

“Ten Largest Holdings” excludes any temporary cash investments.

44 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2017

	1 Year	5 Year	10 Year
A-Class Shares	25.44%	11.55%	7.69%
A-Class Shares with sales charge†	19.48%	10.47%	7.16%
C-Class Shares	24.51%	10.72%	6.89%
C-Class Shares with CDSC‡	23.51%	10.72%	6.89%
H-Class Shares	25.46%	11.55%	7.68%
S&P SmallCap 600 Pure Growth Index	27.95%	13.70%	9.93%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS	March 31, 2017
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value

COMMON STOCKS† - 99.4%

Consumer, Non-cyclical - 28.9%
NutriSystem, Inc.	13,816	$766,788
BioTelemetry, Inc.*	19,830	574,078
Zeltiq Aesthetics, Inc.*	9,372	521,178
LendingTree, Inc.*	4,082	511,679
Supernus Pharmaceuticals, Inc.*	16,190	506,747
Innoviva, Inc.*	35,002	484,078
MiMedx Group, Inc.*,1	46,021	438,580
OraSure Technologies, Inc.*	32,880	425,138
Progenics Pharmaceuticals, Inc.*	44,810	423,006
Viad Corp.	8,865	400,698
Insperity, Inc.	4,193	371,709
SpartanNash Co.	10,080	352,699
Heska Corp.*	3,340	350,633
Central Garden & Pet Co. — Class A*	9,534	331,020
AMN Healthcare Services, Inc.*	7,404	300,602
Cross Country Healthcare, Inc.*	19,038	273,386
SciClone Pharmaceuticals, Inc.*	26,663	261,297
ANI Pharmaceuticals, Inc.*	4,526	224,082
AMAG Pharmaceuticals, Inc.*	9,903	223,313
Cardtronics plc — Class A*	4,690	219,258
Cantel Medical Corp.	2,578	206,498
B&G Foods, Inc.	4,832	194,488
Calavo Growers, Inc.	2,851	172,771
Navigant Consulting, Inc.*	7,248	165,689
Capella Education Co.[1]	1,935	164,523
Luminex Corp.	8,699	159,801
Ligand Pharmaceuticals, Inc. — Class B*,1	1,478	156,432
CryoLife, Inc.*	9,133	152,064
Merit Medical Systems, Inc.*	5,249	151,696
Sucampo Pharmaceuticals, Inc. — Class A*,1	12,410	136,510
HMS Holdings Corp.*	6,586	133,893
Eagle Pharmaceuticals, Inc.*,1	1,610	133,533
Enanta Pharmaceuticals, Inc.*	4,251	130,931
Forrester Research, Inc.	3,280	130,380
US Physical Therapy, Inc.	1,779	116,169
Landauer, Inc.	2,358	114,953
Central Garden & Pet Co.*	2,858	105,946
Neogen Corp.*,1	1,616	105,929
Surmodics, Inc.*	4,067	97,811
Momenta Pharmaceuticals, Inc.*	6,592	88,003
Total Consumer, Non-cyclical		10,777,989

Industrial - 20.8%
CTS Corp.	20,230	430,899
Orion Group Holdings, Inc.*	56,794	424,251
Trex Company, Inc.*	5,951	412,939
TTM Technologies, Inc.*	24,850	400,831
Advanced Energy Industries, Inc.*	5,685	389,764
Patrick Industries, Inc.*	5,471	387,894
II-VI, Inc.*	10,320	372,036
TopBuild Corp.*	7,870	369,890
Griffon Corp.	14,868	366,496
Tetra Tech, Inc.	8,757	357,723
Fabrinet*	8,268	347,504
Headwaters, Inc.*	12,852	301,765
TASER International, Inc.*,1	12,858	293,034
Gibraltar Industries, Inc.*	6,850	282,220
John Bean Technologies Corp.	2,978	261,915
US Ecology, Inc.	5,509	258,097
MYR Group, Inc.*	6,255	256,455
Lydall, Inc.*	4,529	242,754
Quanex Building Products Corp.[1]	11,130	225,383
Vicor Corp.*	12,530	201,733
Insteel Industries, Inc.	5,498	198,698
ESCO Technologies, Inc.	3,018	175,346
AAON, Inc.	4,720	166,852
PGT Innovations, Inc.*	14,069	151,242
Itron, Inc.*	2,419	146,833
Astec Industries, Inc.	2,354	144,759
Simpson Manufacturing Company, Inc.	2,646	114,016
Knight Transportation, Inc.	3,105	97,342
Total Industrial		7,778,671

Financial - 18.1%
Four Corners Property Trust, Inc.	19,548	446,281
First BanCorp*	66,926	378,132
Piper Jaffray Cos.	5,040	321,804
Universal Insurance Holdings, Inc.	12,550	307,475
BofI Holding, Inc.*,1	11,403	297,961
Walker & Dunlop, Inc.*	6,974	290,746
WageWorks, Inc.*	3,920	283,416
LegacyTexas Financial Group, Inc.	7,101	283,330
Summit Hotel Properties, Inc.	16,865	269,503
CareTrust REIT, Inc.	14,877	250,231
Home BancShares, Inc.	9,178	248,448
National Bank Holdings Corp. — Class A	7,450	242,125
Ameris Bancorp	5,179	238,752
ServisFirst Bancshares, Inc.	6,501	236,506
Northfield Bancorp, Inc.	12,618	227,376
Lexington Realty Trust	22,028	219,839
United Community Banks, Inc.	7,546	208,949
Evercore Partners, Inc. — Class A	2,419	188,440
Pinnacle Financial Partners, Inc.	2,766	183,801
Getty Realty Corp.	7,266	183,612
Customers Bancorp, Inc.*	5,506	173,604
Cardinal Financial Corp.	5,493	164,460
Agree Realty Corp.	3,351	160,714
Hanmi Financial Corp.	4,822	148,277
American Assets Trust, Inc.	3,488	145,938
Central Pacific Financial Corp.	4,361	133,185
Sterling Bancorp	5,356	126,937
Southside Bancshares, Inc.	3,560	119,509
Tompkins Financial Corp.	1,268	102,137
First Financial Bankshares, Inc.	2,306	92,471
Urstadt Biddle Properties, Inc. — Class A	4,252	87,421
Total Financial		6,761,380

Consumer, Cyclical - 13.9%
Installed Building Products, Inc.*	12,112	638,907
Five Below, Inc.*	8,559	370,690

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value

iRobot Corp.*	5,008	$331,229
Marcus Corp.	9,289	298,177
LCI Industries	2,964	295,807
Wingstop, Inc.[1]	10,292	291,058
Dorman Products, Inc.*	3,434	282,034
Ollie’s Bargain Outlet Holdings, Inc.*	8,154	273,159
LGI Homes, Inc.*,1	8,000	271,280
Fox Factory Holding Corp.*	8,574	246,074
Dave & Buster’s Entertainment, Inc.*	3,983	243,321
Hawaiian Holdings, Inc.*	4,897	227,466
Children’s Place, Inc.[1]	1,782	213,929
Scientific Games Corp. — Class A*	8,867	209,705
Winnebago Industries, Inc.	5,890	172,283
Zumiez, Inc.*	9,249	169,257
Tile Shop Holdings, Inc.	8,492	163,471
Universal Electronics, Inc.*	2,277	155,975
Belmond Ltd. — Class A*	12,086	146,241
Francesca’s Holdings Corp.*	6,317	96,966
Chuy’s Holdings, Inc.*	2,855	85,079
Total Consumer, Cyclical		5,182,108

Technology - 10.8%
MKS Instruments, Inc.	7,414	509,712
Nanometrics, Inc.*	15,991	487,086
Mercury Systems, Inc.*	10,542	411,665
Ebix, Inc.	5,545	339,631
Qualys, Inc.*	7,562	286,600
Omnicell, Inc.*	6,603	268,412
Xperi Corp.	7,619	258,665
Lumentum Holdings, Inc.*	4,845	258,481
CEVA, Inc.*	7,122	252,831
Medidata Solutions, Inc.*	3,512	202,607
Rudolph Technologies, Inc.*	9,009	201,802
Rambus, Inc.*	11,498	151,084
Synchronoss Technologies, Inc.*	5,864	143,082
SPS Commerce, Inc.*	2,310	135,112
Progress Software Corp.	4,068	118,175
Total Technology		4,024,945

Communications - 4.5%
TiVo Corp.	24,665	462,469
Shutterfly, Inc.*	5,310	256,420
Shutterstock, Inc.*,1	5,906	244,213
Stamps.com, Inc.*,1	1,704	201,668
World Wrestling Entertainment, Inc. — Class A	7,266	161,451
Cogent Communications Holdings, Inc.	3,521	151,579
8x8, Inc.*	7,877	120,124
NIC, Inc.	4,618	93,284
Total Communications		1,691,208

Basic Materials - 1.6%
Kraton Corp.*	9,722	300,605
Balchem Corp.	1,917	157,999
Quaker Chemical Corp.	1,008	132,713
Total Basic Materials		591,317

Utilities - 0.8%
South Jersey Industries, Inc.	5,386	192,011
California Water Service Group	3,425	122,786
Total Utilities		314,797

Total Common Stocks
(Cost $32,588,729)		37,122,415

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.3%
RBC Capital Markets LLC issued 03/31/17 at 0.72% due 04/03/17	$49,967	49,967
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	32,190	32,190
Mizuho Securities LLC issued 03/31/17 at 0.71% due 04/03/17	6,972	6,972
UMB Financial Corp. issued 03/31/17 at 0.68% due 04/03/17	4,934	4,934
Total Repurchase Agreements
(Cost $94,063)		94,063

	Shares

SECURITIES LENDING COLLATERAL†,3 - 5.8%
First American Government Obligations Fund — Class Z, 0.61%[4]	2,158,441	2,158,441
Total Securities Lending Collateral
(Cost $2,158,441)		2,158,441

Total Investments - 105.5%
(Cost $34,841,233)		$39,374,919
Other Assets & Liabilities, net - (5.5)%		(2,044,528)
Total Net Assets - 100.0%		$37,330,391

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
S&P SMALLCAP 600® PURE GROWTH FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2017 — See Note 6.
[2]	Repurchase Agreements — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of March 31, 2017.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$37,122,415	$—	$—	$37,122,415
Repurchase Agreements	—	94,063	—	94,063
Securities Lending Collateral	2,158,441	—	—	2,158,441
Total	$39,280,856	$94,063	$—	$39,374,919

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets:
Investments, at value - including $2,099,885 of securities loaned (cost $34,747,170)	$39,280,856
Repurchase agreements, at value (cost $94,063)	94,063
Total investments (cost $34,841,233)	39,374,919
Receivables:
Fund shares sold	895,032
Dividends	24,025
Interest	2
Securities lending income	733
Total assets	40,294,711

Liabilities:
Payable for:
Return of securities loaned	2,158,441
Securities purchased	660,730
Fund shares redeemed	87,562
Management fees	20,487
Distribution and service fees	9,048
Transfer agent and administrative fees	6,829
Portfolio accounting fees	2,731
Miscellaneous	18,492
Total liabilities	2,964,320
Commitments and contingent liabilities (Note 13)	—
Net assets	$37,330,391

Net assets consist of:
Paid in capital	$34,041,362
Accumulated net investment loss	(76,698)
Accumulated net realized loss on investments	(1,167,959)
Net unrealized appreciation on investments	4,533,686
Net assets	$37,330,391

A-Class:
Net assets	$2,526,346
Capital shares outstanding	38,521
Net asset value per share	$65.58
Maximum offering price per share (Net asset value divided by 95.25%)	$68.85

C-Class:
Net assets	$3,054,082
Capital shares outstanding	51,289
Net asset value per share	$59.55

H-Class:
Net assets	$31,749,963
Capital shares outstanding	484,113
Net asset value per share	$65.58

STATEMENT OF OPERATIONS
Year Ended March 31, 2017

Investment Income:
Dividends	$256,833
Income from securities lending, net	10,667
Interest	609
Total investment income	268,109

Expenses:
Management fees	255,747
Transfer agent and administrative fees	85,249
Distribution and service fees:
A-Class	6,176
C-Class	28,547
H-Class	71,936
Portfolio accounting fees	34,099
Custodian fees	4,956
Trustees’ fees*	2,589
Line of credit fees	323
Miscellaneous	53,527
Total expenses	543,149
Net investment loss	(275,040)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,960,010
Net realized gain	4,960,010
Net change in unrealized appreciation (depreciation) on:
Investments	808,620
Net change in unrealized appreciation (depreciation)	808,620
Net realized and unrealized gain	5,768,630
Net increase in net assets resulting from operations	$5,493,590

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(275,040)	$(279,022)
Net realized gain (loss) on investments	4,960,010	(3,903,116)
Net change in unrealized appreciation (depreciation) on investments	808,620	(3,825,931)
Net increase (decrease) in net assets resulting from operations	5,493,590	(8,008,069)

Capital share transactions:
Proceeds from sale of shares
A-Class	10,600,986	6,933,578
C-Class	2,703,118	4,477,038
H-Class	288,735,660	162,349,042
Cost of shares redeemed
A-Class	(10,942,756)	(6,602,316)
C-Class	(2,795,500)	(6,727,877)
H-Class	(286,503,580)	(181,452,955)
Net increase (decrease) from capital share transactions	1,797,928	(21,023,490)
Net increase (decrease) in net assets	7,291,518	(29,031,559)

Net assets:
Beginning of year	30,038,873	59,070,432
End of year	$37,330,391	$30,038,873
Accumulated net investment loss at end of year	$(76,698)	$—

Capital share activity:
Shares sold
A-Class	179,803	118,395
C-Class	49,846	84,005
H-Class	5,017,807	2,856,633
Shares redeemed
A-Class	(188,156)	(119,475)
C-Class	(51,716)	(130,988)
H-Class	(5,012,877)	(3,240,197)
Net decrease in shares	(5,293)	(431,627)

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$52.28	$58.90	$52.99	$41.94	$37.97
Income (loss) from investment operations:
Net investment income (loss)[a]	(.41)	(.20)	(.46)	(.31)	(.12)
Net gain (loss) on investments (realized and unrealized)	13.71	(6.42)	6.37	11.36	4.09
Total from investment operations	13.30	(6.62)	5.91	11.05	3.97
Net asset value, end of period	$65.58	$52.28	$58.90	$52.99	$41.94

Total Return[b]	25.44%	(11.24%)	11.15%	26.35%	10.46%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,526	$2,451	$2,825	$7,265	$995
Ratios to average net assets:
Net investment income (loss)	(0.71%)	(0.36%)	(0.88%)	(0.60%)	(0.31%)
Total expenses	1.52%	1.50%	1.51%	1.53%	1.51%
Portfolio turnover rate	818%	309%	380%	677%	645%

C-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$47.82	$54.28	$49.21	$39.24	$35.79
Income (loss) from investment operations:
Net investment income (loss)[a]	(.79)	(.62)	(.74)	(.66)	(.42)
Net gain (loss) on investments (realized and unrealized)	12.52	(5.84)	5.81	10.63	3.87
Total from investment operations	11.73	(6.46)	5.07	9.97	3.45
Net asset value, end of period	$59.55	$47.82	$54.28	$49.21	$39.24

Total Return[b]	24.51%	(11.90%)	10.30%	25.41%	9.64%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,054	$2,542	$5,436	$4,268	$3,122
Ratios to average net assets:
Net investment income (loss)	(1.48%)	(1.19%)	(1.50%)	(1.46%)	(1.17%)
Total expenses	2.28%	2.25%	2.25%	2.28%	2.26%
Portfolio turnover rate	818%	309%	380%	677%	645%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

S&P SMALLCAP 600® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$52.27	$58.89	$52.99	$41.94	$37.97
Income (loss) from investment operations:
Net investment income (loss)[a]	(.44)	(.28)	(.31)	(.38)	(.31)
Net gain (loss) on investments (realized and unrealized)	13.75	(6.34)	6.21	11.43	4.28
Total from investment operations	13.31	(6.62)	5.90	11.05	3.97
Net asset value, end of period	$65.58	$52.27	$58.89	$52.99	$41.94

Total Return[b]	25.46%	(11.24%)	11.13%	26.35%	10.46%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$31,750	$25,046	$50,810	$16,996	$5,844
Ratios to average net assets:
Net investment income (loss)	(0.75%)	(0.49%)	(0.58%)	(0.77%)	(0.81%)
Total expenses	1.53%	1.50%	1.49%	1.52%	1.50%
Portfolio turnover rate	818%	309%	380%	677%	645%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

S&P SMALLCAP 600® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap value securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Value Index (the “underlying index”).

For the one-year period ended March 31, 2017, S&P SmallCap 600® Pure Value Fund H-Class returned 17.60%, compared with a return of 20.16% for the S&P SmallCap 600 Pure Value Index. The Fund maintained a daily correlation of over 99% to its benchmark.

The sectors that contributed the most to return of the underlying index were the Industrials and Financials sectors. The Consumer Discretionary sector was the leading detractor from return, followed by the Health Care sector.

The stocks that contributed the most to return of the S&P SmallCap 600 Pure Value Index were Chemours Co., EZCORP, Inc. Class A, and Orion Group Holdings, Inc. Those that detracted the most from return of the underlying index were Adeptus Health, Inc. Class A, Stage Stores, Inc., and Roadrunner Transportation Systems, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Exterran Corp.	1.6%
Kelly Services, Inc. — Class A	1.5%
Seneca Foods Corp. — Class A	1.3%
M/I Homes, Inc.	1.3%
Comtech Telecommunications Corp.	1.2%
ScanSource, Inc.	1.1%
Universal Corp.	1.1%
Sanmina Corp.	1.1%
Greenbrier Companies, Inc.	1.1%
Wabash National Corp.	1.1%
Top Ten Total	12.4%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 53

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2017

	1 Year	5 Year	10 Year
A-Class Shares	17.62%	9.80%	3.05%
A-Class Shares with sales charge†	12.05%	8.74%	2.55%
C-Class Shares	16.77%	8.99%	2.26%
C-Class Shares with CDSC‡	15.77%	8.99%	2.26%
H-Class Shares	17.60%	9.80%	3.03%
S&P SmallCap 600 Pure Value Index	20.16%	12.17%	6.28%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

54 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2017
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value

COMMON STOCKS† - 100.2%

Consumer, Cyclical - 33.4%
M/I Homes, Inc.*	11,930	$292,284
ScanSource, Inc.*	6,808	267,214
Wabash National Corp.	12,450	257,591
Meritage Homes Corp.*	6,780	249,504
Fred’s, Inc. — Class A1	18,824	246,594
MDC Holdings, Inc.	8,200	246,410
Barnes & Noble Education, Inc.*	25,637	245,858
Veritiv Corp.*,1	4,465	231,287
Abercrombie & Fitch Co. — Class A	18,545	221,241
Tuesday Morning Corp.*	56,826	213,098
Sonic Automotive, Inc. — Class A	10,496	210,445
RH*,1	4,490	207,707
Essendant, Inc.	13,384	202,768
American Axle & Manufacturing Holdings, Inc.*	10,150	190,617
SkyWest, Inc.	5,534	189,540
MarineMax, Inc.*	8,690	188,138
Fossil Group, Inc.*	10,705	186,802
Group 1 Automotive, Inc.	2,487	184,237
Regis Corp.*	15,644	183,348
Vitamin Shoppe, Inc.*,1	8,526	171,799
Ascena Retail Group, Inc.*	39,794	169,522
Genesco, Inc.*	3,038	168,457
Shoe Carnival, Inc.[1]	6,791	166,855
Anixter International, Inc.*	2,052	162,724
Haverty Furniture Companies, Inc.	6,635	161,562
Perry Ellis International, Inc.*	7,329	157,427
Cooper-Standard Holdings, Inc.*	1,403	155,635
Kirkland’s, Inc.*	12,117	150,251
Red Robin Gourmet Burgers, Inc.*	2,520	147,294
Express, Inc.*	15,640	142,480
Lithia Motors, Inc. — Class A	1,648	141,151
G-III Apparel Group Ltd.*	6,410	140,315
Guess?, Inc.	12,581	140,278
Big 5 Sporting Goods Corp.[1]	9,236	139,464
Barnes & Noble, Inc.	13,968	129,204
Asbury Automotive Group, Inc.*	1,970	118,397
Penn National Gaming, Inc.*	6,220	114,635
Core-Mark Holding Company, Inc.	3,425	106,826
EZCORP, Inc. — Class A*	11,467	93,456
Superior Industries International, Inc.	3,463	87,787
Caleres, Inc.	3,314	87,556
Stein Mart, Inc.	28,279	85,120
Finish Line, Inc. — Class A	5,859	83,374
Ruby Tuesday, Inc.*	26,177	73,557
Unifi, Inc.*	2,579	73,218
Movado Group, Inc.	2,773	69,186
Crocs, Inc.*	8,910	62,994
Cato Corp. — Class A	2,720	59,731
Total Consumer, Cyclical		7,774,938

Consumer, Non-cyclical - 19.6%
Kelly Services, Inc. — Class A	15,496	338,743
Seneca Foods Corp. — Class A*	8,631	311,579
Universal Corp.	3,768	266,586
Diplomat Pharmacy, Inc.*	15,380	245,311
Invacare Corp.	20,187	240,225
Select Medical Holdings Corp.*	17,583	234,733
LSC Communications, Inc.	9,328	234,692
PharMerica Corp.*	9,215	215,631
TrueBlue, Inc.*	7,650	209,228
Darling Ingredients, Inc.*	13,181	191,388
Integer Holdings Corp.*	4,570	183,714
Almost Family, Inc.*	3,690	179,334
Andersons, Inc.	4,248	160,999
Sanderson Farms, Inc.	1,540	159,914
Heidrick & Struggles International, Inc.	5,418	142,764
Community Health Systems, Inc.*	15,967	141,627
Providence Service Corp.*	3,130	139,097
RR Donnelley & Sons Co.	10,566	127,954
CDI Corp.*	14,232	121,684
Kindred Healthcare, Inc.	12,777	106,688
Korn/Ferry International	2,790	87,857
Myriad Genetics, Inc.*,1	4,440	85,248
LHC Group, Inc.*	1,490	80,311
Quorum Health Corp.*	14,731	80,137
American Public Education, Inc.*	3,392	77,677
SUPERVALU, Inc.*	19,670	75,926
Adeptus Health, Inc. — Class A*,1	40,350	72,630
Resources Connection, Inc.	3,690	61,808
Total Consumer, Non-cyclical		4,573,485

Industrial - 15.3%
Sanmina Corp.*	6,506	264,143
Greenbrier Companies, Inc.	6,078	261,962
Benchmark Electronics, Inc.*	7,356	233,921
Boise Cascade Co.*	8,648	230,902
Celadon Group, Inc.	33,494	219,385
Atlas Air Worldwide Holdings, Inc.*	3,739	207,328
Roadrunner Transportation Systems, Inc.*	28,625	196,654
ArcBest Corp.	7,146	185,796
Olympic Steel, Inc.	9,403	174,519
Hub Group, Inc. — Class A*	3,670	170,288
Briggs & Stratton Corp.	6,426	144,264
Echo Global Logistics, Inc.*	5,771	123,211
Electro Scientific Industries, Inc.*	16,855	117,479
DXP Enterprises, Inc.*	2,830	107,172
Plexus Corp.*	1,809	104,560
LSB Industries, Inc.*,1	10,783	101,145
TimkenSteel Corp.*	5,105	96,536
AAR Corp.	2,825	95,005
Aegion Corp. — Class A*	3,935	90,151
General Cable Corp.	4,659	83,629
KapStone Paper and Packaging Corp.	3,610	83,391
Encore Wire Corp.	1,690	77,740
Powell Industries, Inc.	2,205	75,940
Kaman Corp.	1,194	57,467
Hornbeck Offshore Services, Inc.*,1	8,673	38,422
Tidewater, Inc.*	28,029	32,233
Total Industrial		3,573,243

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value

Financial - 13.2%
Maiden Holdings Ltd.	17,925	$250,950
United Insurance Holdings Corp.	14,981	238,946
Encore Capital Group, Inc.*	6,548	201,678
INTL FCStone, Inc.*	5,097	193,482
American Equity Investment Life Holding Co.	8,051	190,245
Banc of California, Inc.	8,285	171,499
Enova International, Inc.*	11,389	169,126
Infinity Property & Casualty Corp.	1,597	152,514
HCI Group, Inc.	2,970	135,373
Stewart Information Services Corp.	2,851	125,957
World Acceptance Corp.*	2,193	113,554
United Fire Group, Inc.	2,600	111,202
Capstead Mortgage Corp.	9,646	101,669
OFG Bancorp[1]	8,514	100,465
Horace Mann Educators Corp.	2,385	97,904
HomeStreet, Inc.*	3,450	96,428
Selective Insurance Group, Inc.	1,990	93,829
Investment Technology Group, Inc.	4,320	87,480
Employers Holdings, Inc.	2,140	81,213
Navigators Group, Inc.	1,472	79,930
Opus Bank	3,960	79,794
Astoria Financial Corp.	3,760	77,118
Chesapeake Lodging Trust	2,750	65,890
Safety Insurance Group, Inc.	800	56,080
Total Financial		3,072,326

Energy - 6.6%
Exterran Corp.*	12,116	381,048
Green Plains, Inc.	8,247	204,113
Atwood Oceanics, Inc.*,1	21,140	201,464
Gulf Island Fabrication, Inc.	14,840	171,402
Bristow Group, Inc.	10,567	160,724
Matrix Service Co.*	9,570	157,905
Era Group, Inc.*	11,676	154,824
Cloud Peak Energy, Inc.*	11,665	53,426
SunCoke Energy, Inc.*	5,560	49,818
Total Energy		1,534,724

Communications - 5.7%
Comtech Telecommunications Corp.	19,261	283,907
Gannett Company, Inc.	27,933	234,078
New Media Investment Group, Inc.	14,160	201,214
QuinStreet, Inc.*	41,356	161,288
Scholastic Corp.	2,670	113,662
Iridium Communications, Inc.*,1	11,230	108,370
FTD Companies, Inc.*	4,561	91,859
Spok Holdings, Inc.	4,604	87,476
Black Box Corp.	5,040	45,108
Total Communications		1,326,962

Basic Materials - 3.2%
AdvanSix, Inc.*	7,272	198,671
Century Aluminum Co.*	14,155	179,627
PH Glatfelter Co.	6,879	149,549
Clearwater Paper Corp.*	1,399	78,344
Materion Corp.	2,237	75,051
Rayonier Advanced Materials, Inc.	4,750	63,888
Total Basic Materials		745,130

Technology - 3.2%
Insight Enterprises, Inc.*	5,831	239,596
Virtusa Corp.*	3,970	119,973
Sykes Enterprises, Inc.*	3,070	90,258
Cohu, Inc.	4,557	84,122
Digi International, Inc.*	5,960	70,924
ManTech International Corp. — Class A	2,005	69,433
CACI International, Inc. — Class A*	535	62,756
Total Technology		737,062

Total Common Stocks
(Cost $19,251,306)		23,337,870

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.6%
RBC Capital Markets LLC issued 03/31/17 at 0.72% due 04/03/17	$69,296	69,296
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	44,643	44,643
Mizuho Securities LLC issued 03/31/17 at 0.71% due 04/03/17	9,669	9,669
UMB Financial Corp. issued 03/31/17 at 0.68% due 04/03/17	6,843	6,843
Total Repurchase Agreements
(Cost $130,451)		130,451

	Shares

SECURITIES LENDING COLLATERAL†,3 - 2.6%
First American Government Obligations Fund — Class Z, 0.61%[4]	594,517	594,517
Total Securities Lending Collateral
(Cost $594,517)		594,517

Total Investments - 103.4%
(Cost $19,976,274)		$24,062,838
Other Assets & Liabilities, net - (3.4)%		(784,144)
Total Net Assets - 100.0%		$23,278,694

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
S&P SMALLCAP 600® PURE VALUE FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2017 — See Note 6.
[2]	Repurchase Agreements — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of March 31, 2017.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$23,337,870	$—	$—	$23,337,870
Repurchase Agreements	—	130,451	—	130,451
Securities Lending Collateral	594,517	—	—	594,517
Total	$23,932,387	$130,451	$—	$24,062,838

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets:
Investments, at value - including $580,854 of securities loaned (cost $19,845,823)	$23,932,387
Repurchase agreements, at value (cost $130,451)	130,451
Total investments (cost $19,976,274)	24,062,838
Receivables:
Securities sold	887,068
Fund shares sold	1,687,762
Dividends	22,391
Interest	3
Securities lending income	986
Total assets	26,661,048

Liabilities:
Overdraft due to custodian bank	1
Payable for:
Fund shares redeemed	2,736,591
Return of securities loaned	594,517
Management fees	20,807
Distribution and service fees	8,352
Transfer agent and administrative fees	6,935
Portfolio accounting fees	2,774
Miscellaneous	12,377
Total liabilities	3,382,354
Commitments and contingent liabilities (Note 13)	—
Net assets	$23,278,694

Net assets consist of:
Paid in capital	$47,570,402
Accumulated net investment loss	(59,053)
Accumulated net realized loss on investments	(28,319,219)
Net unrealized appreciation on investments	4,086,564
Net assets	$23,278,694

A-Class:
Net assets	$1,719,535
Capital shares outstanding	63,117
Net asset value per share	$27.24
Maximum offering price per share (Net asset value divided by 95.25%)	$28.60

C-Class:
Net assets	$1,777,652
Capital shares outstanding	75,069
Net asset value per share	$23.68

H-Class:
Net assets	$19,781,507
Capital shares outstanding	729,158
Net asset value per share	$27.13

STATEMENT OF OPERATIONS
Year Ended March 31, 2017

Investment Income:
Dividends (net of foreign withholding tax of $430)	$357,968
Income from securities lending, net	6,607
Interest	652
Total investment income	365,227

Expenses:
Management fees	259,950
Transfer agent and administrative fees	86,650
Distribution and service fees:
A-Class	5,766
C-Class	27,485
H-Class	74,013
Portfolio accounting fees	34,660
Custodian fees	4,914
Trustees’ fees*	2,556
Line of credit fees	400
Miscellaneous	55,601
Total expenses	551,995
Net investment loss	(186,768)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,534,523
Net realized gain	1,534,523
Net change in unrealized appreciation (depreciation) on:
Investments	132,291
Net change in unrealized appreciation (depreciation)	132,291
Net realized and unrealized gain	1,666,814
Net increase in net assets resulting from operations	$1,480,046

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(186,768)	$(74,791)
Net realized gain (loss) on investments	1,534,523	(1,683,099)
Net change in unrealized appreciation (depreciation) on investments	132,291	635,355
Net increase (decrease) in net assets resulting from operations	1,480,046	(1,122,535)

Capital share transactions:
Proceeds from sale of shares
A-Class	11,499,336	2,492,235
C-Class	4,241,862	1,032,252
H-Class	493,896,036	83,674,345
Cost of shares redeemed
A-Class	(11,116,920)	(2,714,593)
C-Class	(4,531,766)	(1,957,269)
H-Class	(493,220,325)	(76,422,564)
Net increase from capital share transactions	768,223	6,104,406
Net increase in net assets	2,248,269	4,981,871

Net assets:
Beginning of year	21,030,425	16,048,554
End of year	$23,278,694	$21,030,425
Accumulated net investment loss at end of year	$(59,053)	$(10,227)

Capital share activity:
Shares sold
A-Class	417,739	99,870
C-Class	181,220	48,000
H-Class	19,425,410	3,744,799
Shares redeemed
A-Class	(402,677)	(113,497)
C-Class	(197,201)	(92,281)
H-Class	(19,479,582)	(3,403,948)
Net increase (decrease) in shares	(55,091)	282,943

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

S&P SMALLCAP 600® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$23.16	$25.81	$25.66	$19.55	$17.07
Income (loss) from investment operations:
Net investment income (loss)[a]	(.14)	(.10)	(.03)	(.09)	(.01)
Net gain (loss) on investments (realized and unrealized)	4.22	(2.55)	.18	6.20	2.49
Total from investment operations	4.08	(2.65)	.15	6.11	2.48
Net asset value, end of period	$27.24	$23.16	$25.81	$25.66	$19.55

Total Return[b]	17.62%	(10.27%)	0.58%	31.25%	14.53%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,720	$1,113	$1,592	$1,016	$1,551
Ratios to average net assets:
Net investment income (loss)	(0.50%)	(0.42%)	(0.10%)	(0.39%)	(0.08%)
Total expenses	1.53%	1.50%	1.50%	1.52%	1.51%
Portfolio turnover rate	1,449%	417%	579%	658%	655%

C-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$20.28	$22.78	$22.81	$17.51	$15.40
Income (loss) from investment operations:
Net investment income (loss)[a]	(.28)	(.24)	(.19)	(.22)	(.13)
Net gain (loss) on investments (realized and unrealized)	3.68	(2.26)	.16	5.52	2.24
Total from investment operations	3.40	(2.50)	(.03)	5.30	2.11
Net asset value, end of period	$23.68	$20.28	$22.78	$22.81	$17.51

Total Return[b]	16.77%	(10.97%)	(0.13%)	30.27%	13.70%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,778	$1,847	$3,082	$4,514	$3,932
Ratios to average net assets:
Net investment income (loss)	(1.26%)	(1.17%)	(0.84%)	(1.10%)	(0.84%)
Total expenses	2.28%	2.25%	2.25%	2.27%	2.26%
Portfolio turnover rate	1,449%	417%	579%	658%	655%

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$23.07	$25.71	$25.55	$19.47	$17.00
Income (loss) from investment operations:
Net investment income (loss)[a]	(.12)	(.07)	(.01)	(.06)	(.06)
Net gain (loss) on investments (realized and unrealized)	4.18	(2.57)	.17	6.14	2.53
Total from investment operations	4.06	(2.64)	.16	6.08	2.47
Net asset value, end of period	$27.13	$23.07	$25.71	$25.55	$19.47

Total Return[b]	17.60%	(10.27%)	0.63%	31.23%	14.53%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,782	$18,071	$11,374	$22,380	$30,743
Ratios to average net assets:
Net investment income (loss)	(0.47%)	(0.32%)	(0.03%)	(0.25%)	(0.32%)
Total expenses	1.53%	1.50%	1.50%	1.53%	1.51%
Portfolio turnover rate	1,449%	417%	579%	658%	655%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

EUROPE 1.25x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 125% of the fair value of the STOXX® Europe 50 Index (the “underlying index”).

For the one-year period ended March 31, 2017, Europe 1.25x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 125% of the daily price movement of the STOXX Europe 50 Index. Europe 1.25x Strategy Fund H-Class returned 10.06% while the STOXX Europe 50 Index returned 10.21% over the same period.

The sectors that contributed most to the performance of the underlying index were Financials and Energy. The sectors that detracted the most from the performance of the underlying index were Telecommunications Services and Utilities.

The stocks that contributed the most to the performance of the underlying index were HSBC Holdings Plc, Siemens AG, and Banco Santander SA. Those that detracted the most from the performance of the underlying index were Novo Nordisk AS Class B, BT Group Plc, and Vodafone Group Plc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. Investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

62 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Inception Dates:
A-Class	March 31, 2004
C-Class	May 10, 2001
H-Class	May 8, 2000

INVESTMENT CONCENTRATION

At March 31, 2017, the investment diversification of the Fund by country was as follows:

Country	% of Common Stocks	Value
United Kingdom	33%	$1,159,272
Switzerland	20%	693,233
Germany	15%	540,673
France	15%	539,413
Spain	5%	163,963
Netherlands	5%	162,451
Italy	2%	75,357
Other	5%	181,545
Total Securities	100%	$3,515,907

Cumulative Fund Performance*

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	11.7%
Guggenheim Strategy Fund I	9.5%
Nestle S.A. ADR	2.8%
Novartis AG ADR	2.4%
Roche Holding AG ADR	2.2%
HSBC Holdings plc ADR	1.9%
Total S.A. ADR	1.5%
British American Tobacco plc ADR	1.4%
Royal Dutch Shell plc — Class A ADR	1.3%
Siemens AG ADR	1.3%
Top Ten Total	36.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*
Periods Ended March 31, 2017

	1 Year	5 Year	10 Year
A-Class Shares	9.83%	2.90%	-4.64%
A-Class Shares with sales charge†	4.61%	1.90%	-5.10%
C-Class Shares	9.09%	1.91%	-5.44%
C-Class Shares with CDSC‡	8.09%	1.91%	-5.44%
H-Class Shares	10.06%	2.72%	-4.71%
STOXX Europe 50 Index	10.21%	4.13%	-0.36%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Europe STOXX 50 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS	March 31, 2017
EUROPE 1.25x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 45.6%

Consumer, Non-cyclical - 19.2%
Nestle S.A. ADR	2,810	$216,089
Novartis AG ADR	2,462	182,852
Roche Holding AG ADR	5,224	167,325
British American Tobacco plc ADR[1]	1,567	103,923
Sanofi ADR	2,216	100,274
GlaxoSmithKline plc ADR	2,216	93,427
Bayer AG ADR	713	82,223
AstraZeneca plc ADR	2,398	74,674
Anheuser-Busch InBev S.A. ADR	657	72,112
Unilever N.V. — Class Y	1,391	69,105
Diageo plc ADR	557	64,378
Novo Nordisk A/S ADR	1,729	59,270
Unilever plc ADR	1,138	56,149
Reckitt Benckiser Group plc ADR	2,883	53,639
L’Oreal S.A. ADR	1,090	41,932
Imperial Brands plc ADR	810	40,014
Total Consumer, Non-cyclical		1,477,386

Financial - 9.9%
HSBC Holdings plc ADR	3,492	142,544
Banco Santander S.A. ADR	12,553	76,197
Allianz SE ADR	4,032	74,713
BNP Paribas S.A. ADR	1,947	64,796
ING Groep N.V. ADR	3,449	52,045
UBS Group AG	3,145	50,163
AXA S.A. ADR	1,937	49,800
Lloyds Banking Group plc ADR	14,357	48,814
Prudential plc ADR[1]	1,128	47,782
Banco Bilbao Vizcaya Argentaria S.A. ADR	5,760	43,834
Barclays plc ADR	3,792	42,622
Intesa Sanpaolo SpA ADR	2,291	37,194
Zurich Insurance Group AG ADR	1,338	35,684
Total Financial		766,188

Energy - 4.6%
Total S.A. ADR	2,281	115,009
Royal Dutch Shell plc — Class A ADR	1,958	103,245
BP plc ADR	2,899	100,073
Eni SpA ADR	1,166	38,163
Total Energy		356,490

Industrial - 2.9%
Siemens AG ADR	1,497	102,545
ABB Ltd. ADR	1,770	41,418
Vinci S.A. ADR	1,975	39,164
Schneider Electric SE ADR	2,596	37,992
Total Industrial		221,119

Communications - 2.6%
Vodafone Group plc ADR	2,503	66,154
Deutsche Telekom AG ADR	2,821	49,509
Telefonica S.A. ADR	3,926	43,932
BT Group plc ADR	1,926	38,693
Total Communications		198,288

Basic Materials - 2.5%
BASF SE ADR	802	79,538
Air Liquide S.A. ADR[1]	1,757	40,112
Rio Tinto plc ADR	953	38,768
Syngenta AG ADR	401	35,489
Total Basic Materials		193,907

Consumer, Cyclical - 1.7%
Daimler AG ADR[1]	891	66,050
LVMH Moet Hennessy Louis Vuitton SE ADR	1,145	50,334
Cie Financiere Richemont S.A. ADR	1,829	14,376
Total Consumer, Cyclical		130,760

Technology - 1.6%
SAP SE ADR[1]	877	86,095
ASML Holding N.V. — Class G	311	41,301
Total Technology		127,396

Utilities - 0.6%
National Grid plc ADR	699	44,373

Total Common Stocks
(Cost $3,389,487)		3,515,907

MUTUAL FUNDS† - 21.3%
Guggenheim Strategy Fund II2	36,146	903,646
Guggenheim Strategy Fund I2	29,241	732,497
Total Mutual Funds
(Cost $1,630,363)		1,636,143

	Face Amount

U.S. TREASURY BILLS†† - 1.3%
U.S. Treasury Bill
0.52% due 05/11/17[3,7]	$100,000	99,924
Total U.S. Treasury Bills
(Cost $99,942)		99,924

REPURCHASE AGREEMENTS††,4 - 24.3%
RBC Capital Markets LLC issued 03/31/17 at 0.72% due 04/03/17	992,083	992,083
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	639,138	639,138
Mizuho Securities LLC issued 03/31/17 at 0.71% due 04/03/17	138,422	138,422
UMB Financial Corp. issued 03/31/17 at 0.68% due 04/03/17	97,971	97,971
Total Repurchase Agreements
(Cost $1,867,614)		1,867,614

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
EUROPE 1.25x STRATEGY FUND

	Shares	Value

SECURITIES LENDING COLLATERAL†,5 - 2.1%
First American Government Obligations Fund — Class Z, 0.61%[6]	160,359	$160,359
Total Securities Lending Collateral
(Cost $160,359)		160,359

Total Investments - 94.6%
(Cost $7,147,765)		$7,279,947
Other Assets & Liabilities, net - 5.4%		416,390
Total Net Assets - 100.0%		$7,696,337

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS PURCHASED††
June 2017 STOXX 50 Index Futures Contracts (Aggregate Value of Contracts $6,058,252)	182	$67,050

CURRENCY FUTURES CONTRACTS PURCHASED†
June 2017 Euro FX Futures Contracts (Aggregate Value of Contracts $6,156,525)	46	$(38,249)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2017 — See Note 6.
[2]	Affiliated issuer — See Note 10.
[3]	All or a portion of this security is pledged as futures collateral at March 31, 2017.
[4]	Repurchase Agreements — See Note 5.
[5]	Securities lending collateral — See Note 6.
[6]	Rate indicated is the 7 day yield as of March 31, 2017.
[7]	Zero coupon rate security. Rate indicated is the effective yield at the time of the purchase.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$3,515,907	$—	$—	$—	$—	$3,515,907
Equity Futures Contracts	—	—	—	67,050	—	67,050
Mutual Funds	1,636,143	—	—	—	—	1,636,143
Repurchase Agreements	—	—	1,867,614	—	—	1,867,614
Securities Lending Collateral	160,359	—	—	—	—	160,359
U.S. Treasury Bills	—	—	99,924	—	—	99,924
Total	$5,312,409	$—	$1,967,538	$67,050	$—	$7,346,997

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Currency Futures Contracts	$—	$38,249	$—	$—	$—	$38,249

*	Other financial instruments include futures contracts, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

EUROPE 1.25x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets:
Investments in unaffiliated issuers, at value - including $156,910 of securities loaned (cost $3,649,788)	$3,776,190
Investments in affiliated issuers, at value (cost $1,630,363)	1,636,143
Repurchase agreements, at value (cost $1,867,614)	1,867,614
Total investments (cost $7,147,765)	7,279,947
Foreign currency, at value (cost $47,603)	47,569
Segregated cash with broker	394,450
Cash	643
Receivables:
Swap settlement	634
Variation margin	4,625
Fund shares sold	452,279
Dividends	15,569
Foreign taxes reclaim	21,990
Interest	37
Securities lending income	528
Total assets	8,218,271

Liabilities:
Segregated cash due to broker	47,863
Payable for:
Securities purchased	299,281
Return of securities loaned	160,359
Management fees	4,038
Fund shares redeemed	2,998
Distribution and service fees	1,423
Transfer agent and administrative fees	1,122
Portfolio accounting fees	448
Miscellaneous	4,402
Total liabilities	521,934
Commitments and contingent liabilities (Note 13)	—
Net assets	$7,696,337

Net assets consist of:
Paid in capital	$11,163,174
Undistributed net investment income	24,132
Accumulated net realized loss on investments	(3,651,841)
Net unrealized appreciation on investments	160,872
Net assets	$7,696,337

A-Class:
Net assets	$416,877
Capital shares outstanding	4,905
Net asset value per share	$84.99
Maximum offering price per share (Net asset value divided by 95.25%)	$89.23

C-Class:
Net assets	$839,996
Capital shares outstanding	11,341
Net asset value per share	$74.07

H-Class:
Net assets	$6,439,464
Capital shares outstanding	76,318
Net asset value per share	$84.38

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

STATEMENT OF OPERATIONS
Year Ended March 31, 2017

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of ($7,889))	$101,811
Dividends from securities of affiliated issuers	22,323
Interest	4,284
Income from securities lending, net	888
Total investment income	129,306

Expenses:
Management fees	47,479
Transfer agent and administrative fees	13,189
Distribution and service fees:
A-Class	1,430
C-Class	3,474
H-Class	10,890
Portfolio accounting fees	5,275
Custodian fees	1,259
Trustees’ fees*	490
Line of credit fees	23
Miscellaneous	10,466
Total expenses	93,975
Net investment income	35,331

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$1,248,138
Investments in affiliated issuers	3,220
Swap agreements	1,754
Futures contracts	1,994,255
Foreign currency	(10,460)
Net realized gain	3,236,907
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(124,060)
Investments in affiliated issuers	5,651
Futures contracts	10,277
Foreign currency	(95)
Net change in unrealized appreciation (depreciation)	(108,227)
Net realized and unrealized gain	3,128,680
Net increase in net assets resulting from operations	$3,164,011

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 67

EUROPE 1.25x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$35,331	$9,339
Net realized gain (loss) on investments	3,236,907	(3,897,084)
Net change in unrealized appreciation (depreciation) on investments	(108,227)	(156,632)
Net increase (decrease) in net assets resulting from operations	3,164,011	(4,044,377)

Distributions to shareholders from:
Net investment income
A-Class	(3,592)	(11,155)
C-Class	(2,755)	(4,305)
H-Class	(29,013)	(47,957)
Total distributions to shareholders	(35,360)	(63,417)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,224,419	15,260,055
C-Class	1,340,603	10,931,446
H-Class	182,443,083	215,847,170
Distributions reinvested
A-Class	2,826	10,089
C-Class	2,507	3,535
H-Class	28,695	47,645
Cost of shares redeemed
A-Class	(1,660,138)	(15,266,742)
C-Class	(969,457)	(11,364,439)
H-Class	(183,677,062)	(217,436,663)
Net decrease from capital share transactions	(1,264,524)	(1,967,904)
Net increase (decrease) in net assets	1,864,127	(6,075,698)

Net assets:
Beginning of year	5,832,210	11,907,908
End of year	$7,696,337	$5,832,210
Undistributed net investment income at end of year	$24,132	$35,360

Capital share activity:*
Shares sold
A-Class	14,952	165,579
C-Class	18,798	135,145
H-Class	2,397,923	2,381,873
Shares issued from reinvestment of distributions
A-Class	39	115
C-Class	39	46
H-Class	398	547
Shares redeemed
A-Class	(21,083)	(167,183)
C-Class	(13,915)	(141,158)
H-Class	(2,380,582)	(2,428,913)
Net decrease in shares	16,569	(53,949)

*	Capital share activity for the periods presented through March 31, 2017 has been restated to reflect a 1:6 reverse share split effective October 28, 2016 — See Note 12.

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]
Per Share Data
Net asset value, beginning of period	$78.10	$93.32	$104.40	$84.97	$75.39
Income (loss) from investment operations:
Net investment income (loss)[a]	1.08	(.06)	.30	.96	(.18)
Net gain (loss) on investments (realized and unrealized)	6.51	(14.44)	(11.08)	18.47	9.94
Total from investment operations	7.59	(14.50)	(10.78)	19.43	9.76
Less distributions from:
Net investment income	(.70)	(.72)	(.30)	—	(.18)
Total distributions	(.70)	(.72)	(.30)	—	(.18)
Net asset value, end of period	$84.99	$78.10	$93.32	$104.40	$84.97

Total Return[b]	9.83%	(15.58%)	(10.33%)	22.88%	12.92%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$417	$859	$1,165	$2,551	$3,916
Ratios to average net assets:
Net investment income (loss)	1.35%	(0.08%)	0.33%	1.00%	(0.23%)
Total expenses[c]	1.72%	1.67%	1.72%	1.72%	1.67%
Portfolio turnover rate	1,616%	920%	608%	654%	903%

C-Class	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]
Per Share Data
Net asset value, beginning of period	$68.62	$82.63	$93.15	$77.34	$69.15
Income (loss) from investment operations:
Net investment income (loss)[a]	.35	(.54)	(.48)	(.42)	(.60)
Net gain (loss) on investments (realized and unrealized)	5.80	(12.75)	(9.74)	16.23	8.97
Total from investment operations	6.15	(13.29)	(10.22)	15.81	8.37
Less distributions from:
Net investment income	(.70)	(.72)	(.30)	—	(.18)
Total distributions	(.70)	(.72)	(.30)	—	(.18)
Net asset value, end of period	$74.07	$68.62	$82.63	$93.15	$77.34

Total Return[b]	9.09%	(16.14%)	(10.94%)	20.40%	12.09%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$840	$440	$1,023	$535	$402
Ratios to average net assets:
Net investment income (loss)	0.50%	(0.64%)	(0.50%)	(0.48%)	(0.83%)
Total expenses[c]	2.49%	2.42%	2.48%	2.47%	2.42%
Portfolio turnover rate	1,616%	920%	608%	654%	903%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

EUROPE 1.25x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]
Per Share Data
Net asset value, beginning of period	$77.38	$92.50	$103.56	$85.18	$75.52
Income (loss) from investment operations:
Net investment income (loss)[a]	.46	.18	.60	.18	(.12)
Net gain (loss) on investments (realized and unrealized)	7.24	(14.58)	(11.36)	18.20	9.96
Total from investment operations	7.70	(14.40)	(10.76)	18.38	9.84
Less distributions from:
Net investment income	(.70)	(.72)	(.30)	—	(.18)
Total distributions	(.70)	(.72)	(.30)	—	(.18)
Net asset value, end of period	$84.38	$77.38	$92.50	$103.56	$85.18

Total Return[b]	10.06%	(15.64%)	(10.36%)	21.55%	13.06%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,439	$4,533	$9,719	$11,553	$10,752
Ratios to average net assets:
Net investment income (loss)	0.59%	0.19%	0.62%	0.19%	(0.18%)
Total expenses[c]	1.73%	1.66%	1.72%	1.71%	1.67%
Portfolio turnover rate	1,616%	920%	608%	654%	903%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Reverse share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect a 1:6 reverse share split effective October 28, 2016 — See Note 12.

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

JAPAN 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 200% of the fair value of the Nikkei-225 Stock Average Index (the “underlying index”).

For the one-year period ended March 31, 2017, Japan 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the fair value of the Nikkei-225 Stock Average Index. Japan 2x Strategy Fund H-Class returned 30.08%, while the Nikkei-225 Stock Average Index returned 14.04% over the same time period.

The sectors that contributed most to the performance of the underlying index were Industrials and Information Technology. The only sector detracting from return was Real Estate. The Utilities sector contributed least.

Stocks that contributed the most to the return of the underlying index were SoftBank Group Corp., Fanuc Corp., and Tokyo Electron Ltd. Those that detracted the most from the performance of the underlying index were Japan Tobacco, Inc., Casio Computer Co. Ltd., and FamilyMart UNY Holdings Co. Ltd.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. Investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 71

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Inception Dates:
A-Class	February 22, 2008
C-Class	February 22, 2008
H-Class	February 22, 2008

The Fund invests principally in derivative investments such as futures contracts.

Cumulative Fund Performance*

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	16.7%
Guggenheim Strategy Fund I	16.7%
Total	33.4%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*
Periods Ended March 31, 2017

	1 Year	5 Year	Since Inception (02/22/08)
A-Class Shares	29.73%	10.59%	0.25%
A-Class Shares with sales charge†	23.59%	9.52%	-0.28%
C-Class Shares	28.74%	9.89%	-0.43%
C-Class Shares with CDSC‡	27.74%	9.89%	-0.43%
H-Class Shares	30.08%	10.69%	0.33%
Nikkei-225 Stock Average Index	14.04%	6.84%	3.31%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Nikkei-225 Stock Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

72 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2017
JAPAN 2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 33.4%
Guggenheim Strategy Fund II1	24,001	$600,035
Guggenheim Strategy Fund I1	23,927	599,382
Total Mutual Funds
(Cost $1,195,545)		1,199,417

	Face Amount

REPURCHASE AGREEMENTS††,2 - 66.4%
RBC Capital Markets LLC issued 03/31/17 at 0.72% due 04/03/17	$1,264,209	1,264,209
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	814,451	814,451
Mizuho Securities LLC issued 03/31/17 at 0.71% due 04/03/17	176,390	176,390
UMB Financial Corp. issued 03/31/17 at 0.68% due 04/03/17	124,844	124,844
Total Repurchase Agreements
(Cost $2,379,894)		2,379,894

Total Investments - 99.8%
(Cost $3,575,439)		$3,579,311
Other Assets & Liabilities, net - 0.2%		6,687
Total Net Assets - 100.0%		$3,585,998

	Contracts	Unrealized Gain (Loss)

CURRENCY FUTURES CONTRACTS PURCHASED†
June 2017 Japanese Yen Futures Contracts (Aggregate Value of Contracts $7,207,600)	64	$188,189

EQUITY FUTURES CONTRACTS PURCHASED†
June 2017 Nikkei 225 (CME) Index Futures Contracts (Aggregate Value of Contracts $7,134,375)	75	$(100,741)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 10.
[2]	Repurchase Agreements — See Note 5.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
JAPAN 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 3	Total
Currency Futures Contracts	$—	$188,189	$—	$—	$188,189
Mutual Funds	1,199,417	—	—	—	1,199,417
Repurchase Agreements	—	—	2,379,894	—	2,379,894
Total	$1,199,417	$188,189	$2,379,894	$—	$3,767,500

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 3	Total
Equity Futures Contracts	$—	$100,741	$—	$—	$100,741

*	Other financial instruments include futures contracts, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

JAPAN 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets:
Investments in affiliated issuers, at value (cost $1,195,545)	$1,199,417
Repurchase agreements, at value (cost $2,379,894)	2,379,894
Total investments (cost $3,575,439)	3,579,311
Segregated cash with broker	209,283
Receivables:
Swap settlement	770
Fund shares sold	11,225
Dividends	2,204
Interest	46
Total assets	3,802,839

Liabilities:
Payable for:
Fund shares redeemed	139,916
Variation margin	69,418
Management fees	2,089
Distribution and service fees	740
Transfer agent and administrative fees	696
Portfolio accounting fees	279
Miscellaneous	3,703
Total liabilities	216,841
Commitments and contingent liabilities (Note 13)	—
Net assets	$3,585,998

Net assets consist of:
Paid in capital	$3,991,986
Accumulated net investment loss	(5,709)
Accumulated net realized loss on investments	(491,599)
Net unrealized appreciation on investments	91,320
Net assets	$3,585,998

A-Class:
Net assets	$389,028
Capital shares outstanding	3,805
Net asset value per share	$102.24
Maximum offering price per share (Net asset value divided by 95.25%)	$107.34

C-Class:
Net assets	$51,741
Capital shares outstanding	538
Net asset value per share	$96.17

H-Class:
Net assets	$3,145,229
Capital shares outstanding	30,544
Net asset value per share	$102.97

STATEMENT OF OPERATIONS
Year Ended March 31, 2017

Investment Income:
Dividends from securities of affiliated issuers	$13,692
Interest	8,141
Total investment income	21,833

Expenses:
Management fees	27,769
Transfer agent and administrative fees	9,256
Distribution and service fees:
A-Class	914
C-Class	619
H-Class	8,188
Portfolio accounting fees	3,703
Registration fees	3,117
Custodian fees	549
Trustees’ fees*	338
Miscellaneous	2,410
Total expenses	56,863
Net investment loss	(35,030)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	3,245
Swap agreements	2,129
Futures contracts	2,801,754
Net realized gain	2,807,128
Net change in unrealized appreciation (depreciation) on:
Investments in affiliated issuers	3,753
Futures contracts	(5,292)
Net change in unrealized appreciation (depreciation)	(1,539)
Net realized and unrealized gain	2,805,589
Net increase in net assets resulting from operations	$2,770,559

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

JAPAN 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(35,030)	$(99,978)
Net realized gain (loss) on investments	2,807,128	(2,415,155)
Net change in unrealized appreciation (depreciation) on investments	(1,539)	76,456
Net increase (decrease) in net assets resulting from operations	2,770,559	(2,438,677)

Capital share transactions:
Proceeds from sale of shares
A-Class	242,044	20,504,500
C-Class	259,751	6,950,127
H-Class	263,867,281	183,725,129
Cost of shares redeemed
A-Class	(299,177)	(20,500,320)
C-Class	(274,295)	(7,166,305)
H-Class	(265,800,357)	(195,879,916)
Net decrease from capital share transactions	(2,004,753)	(12,366,785)
Net increase (decrease) in net assets	765,806	(14,805,462)

Net assets:
Beginning of year	2,820,192	17,625,654
End of year	$3,585,998	$2,820,192
Accumulated net investment loss at end of year	$(5,709)	$(6,851)

Capital share activity:*
Shares sold
A-Class	2,777	219,385
C-Class	3,281	78,426
H-Class	2,921,713	1,996,802
Shares redeemed
A-Class	(3,428)	(219,725)
C-Class	(3,495)	(81,242)
H-Class	(2,921,654)	(2,146,624)
Net decrease in shares	(806)	(152,978)

*	Capital share activity for the periods presented through March 31, 2017 has been restated to reflect a 1:4 reverse share split effective November 4, 2016 — See Note 12.

76 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

JAPAN 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]
Per Share Data
Net asset value, beginning of period	$78.81	$93.15	$77.23	$69.56	$61.79
Income (loss) from investment operations:
Net investment income (loss)[a]	(.74)	(1.12)	(1.00)	(1.24)	(.80)
Net gain (loss) on investments (realized and unrealized)	24.17	(13.22)	16.92	8.91	8.57
Total from investment operations	23.43	(14.34)	15.92	7.67	7.77
Net asset value, end of period	$102.24	$78.81	$93.15	$77.23	$69.56

Total Return[b]	29.73%	(15.41%)	20.61%	11.04%	12.56%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$389	$351	$447	$624	$2,025
Ratios to average net assets:
Net investment income (loss)	(0.80%)	(1.22%)	(1.27%)	(1.50%)	(1.40%)
Total expenses[c]	1.52%	1.51%	1.54%	1.52%	1.51%
Portfolio turnover rate	1,225%	543%	405%	—	—

C-Class	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]
Per Share Data
Net asset value, beginning of period	$74.63	$88.92	$73.98	$67.04	$59.95
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.33)	(1.68)	(1.56)	(1.72)	(1.16)
Net gain (loss) on investments (realized and unrealized)	22.87	(12.61)	16.50	8.66	8.25
Total from investment operations	21.54	(14.29)	14.94	6.94	7.09
Net asset value, end of period	$96.17	$74.63	$88.92	$73.98	$67.04

Total Return[b]	28.74%	(16.06%)	20.23%	10.32%	11.81%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$52	$56	$317	$104	$246
Ratios to average net assets:
Net investment income (loss)	(1.53%)	(1.91%)	(2.04%)	(2.25%)	(2.15%)
Total expenses[c]	2.27%	2.24%	2.30%	2.27%	2.25%
Portfolio turnover rate	1,225%	543%	405%	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 77

JAPAN 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]
Per Share Data
Net asset value, beginning of period	$79.15	$93.52	$77.52	$69.77	$61.96
Income (loss) from investment operations:
Net investment income (loss)[a]	(.86)	(1.08)	(1.04)	(1.20)	(.80)
Net gain (loss) on investments (realized and unrealized)	24.68	(13.29)	17.04	8.95	8.61
Total from investment operations	23.82	(14.37)	16.00	7.75	7.81
Net asset value, end of period	$102.97	$79.15	$93.52	$77.52	$69.77

Total Return[b]	30.08%	(15.36%)	20.64%	11.12%	12.59%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,145	$2,413	$16,862	$3,104	$9,020
Ratios to average net assets:
Net investment income (loss)	(0.95%)	(1.17%)	(1.28%)	(1.50%)	(1.40%)
Total expenses[c]	1.52%	1.49%	1.54%	1.52%	1.50%
Portfolio turnover rate	1,225%	543%	405%	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Reverse share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect a 1:4 share split effective November 4, 2016 — See Note 12.

78 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

STRENGTHENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund’s current benchmark is 200% of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2017, Strengthening Dollar 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the U.S. Dollar Index. Strengthening Dollar 2x Strategy Fund H-Class returned 11.64%, compared with a return of 6.09% for its benchmark, the U.S. Dollar Index.

All components of the U.S. Dollar Index with the exception of the Japanese Yen contributed positively toward performance for the period. The Japanese Yen was the only component which detracted from the Index’s performance, detracting 0.05% from index performance for the period.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. Investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 79

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Inception Dates:
A-Class	May 25, 2005
C-Class	May 25, 2005
H-Class	May 25, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Cumulative Fund Performance*

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	15.8%
Guggenheim Strategy Fund I	5.4%
Total	21.2%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*
Periods Ended March 31, 2017

	1 Year	5 Year	10 Year
A-Class Shares	11.64%	6.54%	-0.39%
A-Class Shares with sales charge†	6.33%	5.51%	-0.88%
C-Class Shares	10.80%	5.76%	-1.09%
C-Class Shares with CDSC‡	9.80%	5.76%	-1.09%
H-Class Shares	11.64%	6.55%	-0.42%
U.S. Dollar Index	6.09%	4.90%	1.92%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

80 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2017
STRENGTHENING DOLLAR 2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 21.3%
Guggenheim Strategy Fund II1	70,094	$1,752,355
Guggenheim Strategy Fund I1	23,971	600,468
Total Mutual Funds
(Cost $2,335,172)		2,352,823

	Face Amount

FEDERAL AGENCY NOTES†† - 49.7%
Federal Farm Credit Bank[2]
1.17% due 09/12/18[3]	$3,000,000	3,002,145
Freddie Mac[4]
0.63% due 05/15/18[5]	2,500,000	2,498,830
Total Federal Agency Notes
(Cost $5,498,505)		5,500,975

REPURCHASE AGREEMENTS††,6 - 26.8%
RBC Capital Markets LLC issued 03/31/17 at 0.72% due 04/03/17	1,303,867	1,303,867
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	840,000	840,000
Mizuho Securities LLC issued 03/31/17 at 0.71% due 04/03/17[7]	690,562	690,562
UMB Financial Corp. issued 03/31/17 at 0.68% due 04/03/17	128,760	128,760
Total Repurchase Agreements
(Cost $2,963,189)		2,963,189

Total Investments - 97.8%
(Cost $10,796,866)		$10,816,987
Other Assets & Liabilities, net - 2.2%		243,712
Total Net Assets - 100.0%		$11,060,699

	Contracts	Unrealized Loss

CURRENCY FUTURES CONTRACTS PURCHASED†
June 2017 U.S. Dollar Index Futures Contracts (Aggregate Value of Contracts $17,558,625)	175	$(217,179)

Units

OTC CURRENCY INDEX SWAP AGREEMENTS††
Goldman Sachs International June 2017 U.S. Dollar Index Swap 1.22%[8], Terminating 06/15/17 (Notional Value $4,564,464)	45,477	$(70,790)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
STRENGTHENING DOLLAR 2x STRATEGY FUND

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 10.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	Variable rate security. Rate indicated is rate effective at March 31, 2017.
[4]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[5]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
[6]	Repurchase Agreements — See Note 5.
[7]	All or a portion of this security is pledged as currency index swap collateral at March 31, 2017.
[8]	Total Return based on U.S. Dollar Index +/- financing at a variable rate. Rate indicated is the rate effective at March 31, 2017.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Federal Agency Notes	$—	$—	$5,500,975	$—	$—	$5,500,975
Mutual Funds	2,352,823	—	—	—	—	2,352,823
Repurchase Agreements	—	—	2,963,189	—	—	2,963,189
Total	$2,352,823	$—	$8,464,164	$—	$—	$10,816,987

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Currency Futures Contracts	$—	$217,179	$—	$—	$—	$217,179
Currency Index Swap Agreements	—	—	—	70,790	—	70,790
Total	$—	$217,179	$—	$70,790	$—	$287,969

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $5,498,505)	$5,500,975
Investments in affiliated issuers, at value (cost $2,335,172)	2,352,823
Repurchase agreements, at value (cost $2,963,189)	2,963,189
Total investments (cost $10,796,866)	10,816,987
Segregated cash with broker	311,400
Receivables:
Variation margin	8,629
Fund shares sold	149,556
Dividends	4,634
Interest	7,807
Total assets	11,299,013

Liabilities:
Unrealized depreciation on swap agreements	70,790
Overdraft due to custodian bank	1
Payable for:
Fund shares redeemed	79,067
Swap settlement	62,355
Management fees	9,584
Distribution and service fees	3,518
Transfer agent and administrative fees	2,662
Portfolio accounting fees	1,065
Miscellaneous	9,272
Total liabilities	238,314
Commitments and contingent liabilities (Note 13)	—
Net assets	$11,060,699

Net assets consist of:
Paid in capital	$30,489,822
Accumulated net investment loss	(91,659)
Accumulated net realized loss on investments	(19,069,616)
Net unrealized depreciation on investments	(267,848)
Net assets	$11,060,699

A-Class:
Net assets	$2,245,114
Capital shares outstanding	42,175
Net asset value per share	$53.23
Maximum offering price per share (Net asset value divided by 95.25%)	$55.88

C-Class:
Net assets	$1,309,221
Capital shares outstanding	27,096
Net asset value per share	$48.32

H-Class:
Net assets	$7,506,364
Capital shares outstanding	141,562
Net asset value per share	$53.03

STATEMENT OF OPERATIONS
Year Ended March 31, 2017

Investment Income:
Interest	$65,226
Dividends from securities of affiliated issuers	72,620
Total investment income	137,846

Expenses:
Management fees	195,827
Transfer agent and administrative fees	54,397
Distribution and service fees:
A-Class	6,795
C-Class	19,225
H-Class	42,795
Portfolio accounting fees	21,758
Registration fees	23,200
Custodian fees	3,173
Trustees’ fees*	1,852
Line of credit fees	1,355
Miscellaneous	20,757
Total expenses	391,134
Net investment loss	(253,288)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	745
Investments in affiliated issuers	13,653
Swap agreements	285,005
Futures contracts	1,823,241
Net realized gain	2,122,644
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	2,215
Investments in affiliated issuers	35,963
Swap agreements	58,170
Futures contracts	363,629
Net change in unrealized appreciation (depreciation)	459,977
Net realized and unrealized gain	2,582,621
Net increase in net assets resulting from operations	$2,329,333

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 83

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(253,288)	$(805,154)
Net realized gain (loss) on investments	2,122,644	(22,380,164)
Net change in unrealized appreciation (depreciation) on investments	459,977	390,248
Net increase (decrease) in net assets resulting from operations	2,329,333	(22,795,070)

Distributions to shareholders from:
Net realized gains
A-Class	—	(113,496)
C-Class	—	(105,875)
H-Class	—	(6,764,514)
Total distributions to shareholders	—	(6,983,885)

Capital share transactions:
Proceeds from sale of shares
A-Class	8,015,246	36,241,604
C-Class	4,990,031	11,646,199
H-Class	156,831,439	582,298,261
Distributions reinvested
A-Class	—	112,352
C-Class	—	97,269
H-Class	—	6,753,618
Cost of shares redeemed
A-Class	(8,071,303)	(48,102,984)
C-Class	(5,831,709)	(13,148,692)
H-Class	(161,648,841)	(709,370,706)
Net decrease from capital share transactions	(5,715,137)	(133,473,079)
Net decrease in net assets	(3,385,804)	(163,252,034)

Net assets:
Beginning of year	14,446,503	177,698,537
End of year	$11,060,699	$14,446,503
Accumulated net investment loss at end of year	$(91,659)	$(67,896)

Capital share activity:
Shares sold
A-Class	154,635	685,083
C-Class	108,852	238,619
H-Class	3,132,819	10,937,592
Shares issued from reinvestment of distributions
A-Class	—	2,098
C-Class	—	1,981
H-Class	—	126,662
Shares redeemed
A-Class	(152,304)	(930,136)
C-Class	(126,213)	(270,556)
H-Class	(3,214,633)	(13,687,898)
Net decrease in shares	(96,844)	(2,896,555)

84 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]
Per Share Data
Net asset value, beginning of period	$47.68	$55.75	$38.36	$42.75	$40.35
Income (loss) from investment operations:
Net investment income (loss)[a]	(.55)	(.58)	(.56)	(.69)	(.63)
Net gain (loss) on investments (realized and unrealized)	6.10	(5.32)	17.95	(3.70)	3.03
Total from investment operations	5.55	(5.90)	17.39	(4.39)	2.40
Less distributions from:
Net realized gains	—	(2.17)	—	—	—
Total distributions	—	(2.17)	—	—	—
Net asset value, end of period	$53.23	$47.68	$55.75	$38.36	$42.75

Total Return[b]	11.64%	(11.01%)	45.33%	(10.27%)	5.95%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,245	$1,900	$15,765	$3,547	$10,427
Ratios to average net assets:
Net investment income (loss)	(1.07%)	(1.10%)	(1.19%)	(1.72%)	(1.53%)
Total expenses[c]	1.73%	1.69%	1.68%	1.74%	1.66%
Portfolio turnover rate	142%	376%	299%	—	—

C-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]
Per Share Data
Net asset value, beginning of period	$43.60	$51.55	$35.74	$40.15	$38.14
Income (loss) from investment operations:
Net investment income (loss)[a]	(.82)	(.85)	(.81)	(.94)	(.90)
Net gain (loss) on investments (realized and unrealized)	5.54	(4.93)	16.62	(3.47)	2.91
Total from investment operations	4.72	(5.78)	15.81	(4.41)	2.01
Less distributions from:
Net realized gains	—	(2.17)	—	—	—
Total distributions	—	(2.17)	—	—	—
Net asset value, end of period	$48.32	$43.60	$51.55	$35.74	$40.15

Total Return[b]	10.80%	(11.69%)	44.24%	(10.96%)	5.27%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,309	$1,938	$3,836	$2,099	$3,530
Ratios to average net assets:
Net investment income (loss)	(1.80%)	(1.75%)	(1.96%)	(2.48%)	(2.29%)
Total expenses[c]	2.48%	2.45%	2.44%	2.50%	2.42%
Portfolio turnover rate	142%	376%	299%	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 85

STRENGTHENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]
Per Share Data
Net asset value, beginning of period	$47.49	$55.53	$38.21	$42.60	$40.17
Income (loss) from investment operations:
Net investment income (loss)[a]	(.56)	(.59)	(.56)	(.69)	(.63)
Net gain (loss) on investments (realized and unrealized)	6.10	(5.28)	17.88	(3.70)	3.06
Total from investment operations	5.54	(5.87)	17.32	(4.39)	2.43
Less distributions from:
Net realized gains	—	(2.17)	—	—	—
Total distributions	—	(2.17)	—	—	—
Net asset value, end of period	$53.03	$47.49	$55.53	$38.21	$42.60

Total Return[b]	11.64%	(11.00%)	45.33%	(10.31%)	6.05%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,506	$10,608	$158,098	$9,764	$11,979
Ratios to average net assets:
Net investment income (loss)	(1.11%)	(1.12%)	(1.19%)	(1.72%)	(1.53%)
Total expenses[c]	1.73%	1.70%	1.68%	1.74%	1.66%
Portfolio turnover rate	142%	376%	299%	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Reverse share split — Per share amounts for the periods presented through February 7, 2014 have been restated to reflect a 1:3 reverse share split effective February 7, 2014.

86 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

WEAKENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2017, Weakening Dollar 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the U.S. Dollar Index. Weakening Dollar 2x Strategy Fund H-Class returned -13.73%, compared with a return of 6.09% for its benchmark, the U.S. Dollar Index.

All components of the U.S. Dollar Index with the exception of the Japanese Yen contributed positively toward performance for the period. The Japanese Yen was the only component which detracted from the Index’s performance, detracting 0.05% from index performance for the period.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s negative performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. Investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 87

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Inception Dates:
A-Class	May 25, 2005
C-Class	May 25, 2005
H-Class	May 25, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Cumulative Fund Performance*

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	4.1%
Guggenheim Strategy Fund II	4.1%
Total	8.2%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*
Periods Ended March 31, 2017

	1 Year	5 Year	10 Year
A-Class Shares	-13.69%	-10.58%	-4.75%
A-Class Shares with sales charge†	-17.82%	-11.45%	-5.22%
C-Class Shares	-14.39%	-11.27%	-5.47%
C-Class Shares with CDSC‡	-15.25%	-11.27%	-5.47%
H-Class Shares	-13.73%	-10.59%	-4.76%
U.S. Dollar Index	6.09%	4.90%	1.92%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

88 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2017
WEAKENING DOLLAR 2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 8.2%
Guggenheim Strategy Fund I1	10,016	$250,891
Guggenheim Strategy Fund II1	10,034	250,840
Total Mutual Funds
(Cost $497,983)		501,731

	Face Amount

FEDERAL AGENCY NOTES†† - 8.2%
Federal Farm Credit Bank[2]
1.17% due 09/12/18[3]	$500,000	500,358
Total Federal Agency Notes
(Cost $499,927)		500,358

REPURCHASE AGREEMENTS††,4 - 73.7%
RBC Capital Markets LLC issued 03/31/17 at 0.72% due 04/03/17	2,341,441	2,341,441
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	1,508,445	1,508,445
Mizuho Securities LLC issued 03/31/17 at 0.71% due 04/03/17[5]	401,925	401,925
UMB Financial Corp. issued 03/31/17 at 0.68% due 04/03/17	231,223	231,223
Total Repurchase Agreements
(Cost $4,483,034)		4,483,034

Total Investments - 90.1%
(Cost $5,480,944)		$5,485,123
Other Assets & Liabilities, net - 9.9%		602,363
Total Net Assets - 100.0%		$6,087,486

	Contracts	Unrealized Gain

CURRENCY FUTURES CONTRACTS SOLD SHORT†
June 2017 U.S. Dollar Index Futures Contracts (Aggregate Value of Contracts $10,936,515)	109	$81,035

OTC CURRENCY INDEX SWAP AGREEMENTS SOLD SHORT††
Goldman Sachs International June 2017 U.S. Dollar Index Swap 1.22%[6], Terminating 06/15/17 (Notional Value $1,205,343)	12,009	$15,970

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 10.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	Variable rate security. Rate indicated is rate effective at March 31, 2017.
[4]	Repurchase Agreements — See Note 5.
[5]	All or a portion of this security is pledged as currency index swap collateral at March 31, 2017.
[6]	Total Return based on U.S. Dollar Index +/- financing at a variable rate. Rate indicated is the rate effective at March 31, 2017.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 89

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
WEAKENING DOLLAR 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Currency Futures Contracts	$—	$81,035	$—	$—	$—	$81,035
Currency Index Swap Agreements	—	—	—	15,970	—	15,970
Federal Agency Notes	—	—	500,358	—	—	500,358
Mutual Funds	501,731	—	—	—	—	501,731
Repurchase Agreements	—	—	4,483,034	—	—	4,483,034
Total	$501,731	$81,035	$4,983,392	$15,970	$—	$5,582,128

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

90 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $499,927)	$500,358
Investments in affiliated issuers, at value (cost $497,983)	501,731
Repurchase agreements, at value (cost $4,483,034)	4,483,034
Total investments (cost $5,480,944)	5,485,123
Segregated cash with broker	181,800
Unrealized appreciation on swap agreements	15,970
Receivables:
Swap settlement	4,041
Fund shares sold	440,491
Dividends	776
Interest	395
Total assets	6,128,596

Liabilities:
Payable for:
Fund shares redeemed	25,574
Variation margin	5,063
Management fees	3,459
Licensing fees	2,786
Distribution and service fees	1,394
Transfer agent and administrative fees	961
Portfolio accounting fees	384
Miscellaneous	1,489
Total liabilities	41,110
Commitments and contingent liabilities (Note 13)	—
Net assets	$6,087,486

Net assets consist of:
Paid in capital	$20,003,003
Accumulated net investment loss	(10,550)
Accumulated net realized loss on investments	(14,006,151)
Net unrealized appreciation on investments	101,184
Net assets	$6,087,486

A-Class:
Net assets	$324,305
Capital shares outstanding	4,990
Net asset value per share	$64.99
Maximum offering price per share (Net asset value divided by 95.25%)	$68.23

C-Class:
Net assets	$695,041
Capital shares outstanding	11,837
Net asset value per share	$58.72

H-Class:
Net assets	$5,068,140
Capital shares outstanding	78,071
Net asset value per share	$64.92

STATEMENT OF OPERATIONS
Year Ended March 31, 2017

Investment Income:
Interest	$14,914
Dividends from securities of affiliated issuers	14,176
Total investment income	29,090

Expenses:
Management fees	48,682
Transfer agent and administrative fees	13,523
Distribution and service fees:
A-Class	1,636
C-Class	5,368
H-Class	10,544
Portfolio accounting fees	5,409
Custodian fees	855
Trustees’ fees*	477
Miscellaneous	10,530
Total expenses	97,024
Net investment loss	(67,934)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	9,237
Swap agreements	(290,783)
Futures contracts	(1,265,628)
Net realized loss	(1,547,174)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	431
Investments in affiliated issuers	2,241
Swap agreements	5,077
Futures contracts	(169,124)
Net change in unrealized appreciation (depreciation)	(161,375)
Net realized and unrealized loss	(1,708,549)
Net decrease in net assets resulting from operations	$(1,776,483)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 91

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(67,934)	$(85,654)
Net realized loss on investments	(1,547,174)	(1,286,932)
Net change in unrealized appreciation (depreciation) on investments	(161,375)	202,427
Net decrease in net assets resulting from operations	(1,776,483)	(1,170,159)

Capital share transactions:
Proceeds from sale of shares
A-Class	6,990,845	8,961,442
C-Class	1,177,429	5,359,174
H-Class	66,296,972	95,822,345
Cost of shares redeemed
A-Class	(7,813,379)	(8,222,299)
C-Class	(919,788)	(4,968,724)
H-Class	(63,362,959)	(94,608,486)
Net increase from capital share transactions	2,369,120	2,343,452
Net increase in net assets	592,637	1,173,293

Net assets:
Beginning of year	5,494,849	4,321,556
End of year	$6,087,486	$5,494,849
Accumulated net investment loss at end of year	$(10,550)	$(13,865)

Capital share activity:*
Shares sold
A-Class	100,872	123,137
C-Class	18,572	77,717
H-Class	917,915	1,315,899
Shares redeemed
A-Class	(113,327)	(112,882)
C-Class	(14,545)	(72,413)
H-Class	(888,300)	(1,319,158)
Net increase in shares	21,187	12,300

*	Capital share activity for the periods presented through March 31, 2017 has been restated to reflect a 1:6 reverse share split effective October 28, 2016 — See Note 12.

92 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WEAKENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]
Per Share Data
Net asset value, beginning of period	$75.31	$70.69	$107.17	$101.72	$113.72
Income (loss) from investment operations:
Net investment income (loss)[a]	(.80)	(.84)	(1.20)	(1.80)	(1.68)
Net gain (loss) on investments (realized and unrealized)	(9.52)	5.46	(35.28)	7.25	(10.32)
Total from investment operations	(10.32)	4.62	(36.48)	5.45	(12.00)
Net asset value, end of period	$64.99	$75.31	$70.69	$107.17	$101.72

Total Return[b]	(13.69%)	6.54%	(34.04%)	5.37%	(10.55%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$324	$1,314	$508	$1,129	$1,346
Ratios to average net assets:
Net investment income (loss)	(1.13%)	(1.13%)	(1.23%)	(1.73%)	(1.53%)
Total expenses[c]	1.72%	1.70%	1.70%	1.75%	1.65%
Portfolio turnover rate	77%	699%	219%	—	—

C-Class	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]
Per Share Data
Net asset value, beginning of period	$68.57	$64.88	$99.08	$94.76	$106.73
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.19)	(1.20)	(1.74)	(2.40)	(2.28)
Net gain (loss) on investments (realized and unrealized)	(8.66)	4.89	(32.46)	6.72	(9.69)
Total from investment operations	(9.85)	3.69	(34.20)	4.32	(11.97)
Net asset value, end of period	$58.72	$68.57	$64.88	$99.08	$94.76

Total Return[b]	(14.39%)	5.74%	(34.52%)	4.56%	(11.24%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$695	$536	$163	$821	$1,687
Ratios to average net assets:
Net investment income (loss)	(1.88%)	(1.81%)	(1.94%)	(2.49%)	(2.27%)
Total expenses[c]	2.47%	2.45%	2.46%	2.52%	2.39%
Portfolio turnover rate	77%	699%	219%	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 93

WEAKENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]
Per Share Data
Net asset value, beginning of period	$75.23	$70.59	$106.99	$101.58	$113.59
Income (loss) from investment operations:
Net investment income (loss)[a]	(.85)	(.78)	(1.14)	(1.80)	(1.62)
Net gain (loss) on investments (realized and unrealized)	(9.46)	5.42	(35.26)	7.21	(10.39)
Total from investment operations	(10.31)	4.64	(36.40)	5.41	(12.01)
Net asset value, end of period	$64.92	$75.23	$70.59	$106.99	$101.58

Total Return[b]	(13.73%)	6.54%	(33.99%)	5.32%	(10.57%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,068	$3,645	$3,651	$5,449	$10,058
Ratios to average net assets:
Net investment income (loss)	(1.19%)	(1.04%)	(1.20%)	(1.74%)	(1.52%)
Total expenses[c]	1.71%	1.70%	1.70%	1.76%	1.64%
Portfolio turnover rate	77%	699%	219%	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Reverse share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect a 1:6 reverse share split effective October 28, 2016 — See Note 12.

94 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At March 31, 2017, the Trust consisted of fifty-three funds.

This report covers the S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund (the “Funds”), each a non-diversified investment company. Only A-Class, C-Class and H-Class shares had been issued by the Funds.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Funds is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

A. The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on

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NOTES TO FINANCIAL STATEMENTS (continued)

the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sales price.

U.S. Government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of currency index swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the broker quote.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI under the direction of the Board using methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

B. Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

C. Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

E. The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

96 | THE RYDEX FUNDS ANNUAL REPORT

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F. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

G. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

H. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

I. The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.82% at March 31, 2017.

J. Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations. The Funds may utilize derivatives for the following purposes:

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks

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NOTES TO FINANCIAL STATEMENTS (continued)

associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a quarterly basis:

		Average Notional
Fund	Use	Long	Short
Europe 1.25x Strategy Fund	Index exposure, Leverage, Liquidity	$8,997,915	$—
Japan 2x Strategy Fund	Index exposure, Leverage, Liquidity	9,285,881	—
Strengthening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	36,996,569	—
Weakening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	6,644,776

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing. Central clearing generally reduces counterparty credit risk and increases liquidity, but central clearing does not make swap transactions risk-free. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as index or basket) or a fixed or variable interest rate. Index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. A fund utilizing a total return index swap bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying index declines in value.

The following table represents the Funds’ use and volume of currency swaps on a quarterly basis:

		Average Notional
Fund	Use	Long	Short
Strengthening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	$4,672,341	$—
Weakening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	1,347,412

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of March 31, 2017:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency contracts	Variation margin	Variation margin
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at March 31, 2017:

Asset Derivative Investments Value
Fund	Futures Equity Contracts*	Futures Currency Contracts*	Swaps Currency Contracts	Total Value at March 31, 2017
Europe 1.25x Strategy Fund	$67,050	$—	$—	$67,050
Japan 2x Strategy Fund	—	188,189	—	188,189
Weakening Dollar 2x Strategy Fund	—	81,035	15,970	97,005

Liability Derivative Investments Value
Fund	Futures Equity Contracts*	Futures Currency Contracts*	Swaps Currency Contracts	Total Value at March 31, 2017
Europe 1.25x Strategy Fund	$—	$38,249	$—	$38,249
Japan 2x Strategy Fund	100,741	—	—	100,741
Strengthening Dollar 2x Strategy Fund	—	217,179	70,790	287,969

*
Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended March 31, 2017:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended March 31, 2017:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Futures Currency Contracts	Swaps Currency Contracts	Total
Europe 1.25x Strategy Fund	$2,158,861	$1,754	$(164,606)	$—	$1,996,009
Japan 2x Strategy Fund	2,165,594	2,129	636,160	—	2,803,883
Strengthening Dollar 2x Strategy Fund	—	—	1,823,241	285,005	2,108,246
Weakening Dollar 2x Strategy Fund	—	—	(1,265,628)	(290,783)	(1,556,411)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Futures Currency Contracts	Swaps Currency Contracts	Total
Europe 1.25x Strategy Fund	$107,315	$—	$(97,038)	$—	$10,277
Japan 2x Strategy Fund	(152,276)	—	146,984	—	(5,292)
Strengthening Dollar 2x Strategy Fund	—	—	363,629	58,170	421,799
Weakening Dollar 2x Strategy Fund	—	—	(169,124)	5,077	(164,047)

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NOTES TO FINANCIAL STATEMENTS (continued)

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
S&P 500® Pure Growth Fund	0.75%
S&P 500® Pure Value Fund	0.75%
S&P MidCap 400® Pure Growth Fund	0.75%
S&P MidCap 400® Pure Value Fund	0.75%
S&P SmallCap 600® Pure Growth Fund	0.75%
S&P SmallCap 600® Pure Value Fund	0.75%
Europe 1.25x Strategy Fund	0.90%
Japan 2x Strategy Fund	0.75%
Strengthening Dollar 2x Strategy Fund	0.90%
Weakening Dollar 2x Strategy Fund	0.90%

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended March 31, 2017, GFD retained sales charges of $252,227 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and GFD.

On October 4, 2016, Rydex Fund Services, LLC (“RFS”) was purchased by MUFG Investor Services and as of that date RFS ceased to be an affiliate of GI. In connection with its acquisition, RFS changed its name to MUFG Investor Services (US), LLC (“MUIS”). This change had no impact on the financial statements of the Trust.

MUIS acts as the Trust’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Trust’s securities and cash. For providing the aforementioned services, MUIS is entitled to receive a monthly fee equal to an annual percentage of the Funds’ average daily net assets subject to certain minimum monthly fees and out of pocket expenses.

100 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 31, 2017, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
RBC Capital Markets LLC			U.S. Treasury Note
0.72%			2.00%
Due 04/03/17	$157,196,814	$157,206,245	05/31/21	$157,319,700	$160,340,757

HSBC Securities, Inc.			U.S. Treasury Strips
0.68%			0.00%
Due 04/03/17	101,272,070	101,277,809	11/15/42 - 05/15/43	229,169,400	103,297,534

Mizuho Securities LLC			U.S. Treasury Bill
0.71%			0.00%
Due 04/03/17	54,250,554	54,253,764	01/04/18	55,734,200	55,335,700

UMB Financial Corp.			Federal Farm Credit Bank
0.68%			0.60% - 0.85%
Due 04/03/17	15,523,545	15,524,424	04/05/17 - 04/25/17	14,784,000	14,831,151
			Federal Home Loan Bank
			0.88%
			05/24/17	1,000,000	1,003,157
			Total UMB Financial Corp.	15,784,000	15,834,308

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NOTES TO FINANCIAL STATEMENTS (continued)

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6. Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At March 31, 2017, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
S&P 500® Pure Growth Fund	$2,669,045	$(2,669,045)	$—	$2,721,737	$—	$2,721,737
S&P 500® Pure Value Fund	2,206,809	(2,206,809)	—	2,256,303	—	2,256,303
S&P MidCap 400® Pure Growth Fund	3,751,234	(3,751,234)	—	3,808,131	—	3,808,131
S&P MidCap 400® Pure Value Fund	1,205,672	(1,205,672)	—	1,260,166	—	1,260,166
S&P SmallCap 600® Pure Growth Fund	2,099,885	(2,099,885)	—	2,158,441	—	2,158,441
S&P SmallCap 600® Pure Value Fund	580,854	(580,854)	—	594,517	—	594,517
Europe 1.25x Strategy Fund	156,910	(156,910)	—	160,359	—	160,359

(a)	Actual collateral received by the Fund is greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

7. Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

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NOTES TO FINANCIAL STATEMENTS (continued)

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Weakening Dollar 2x Strategy Fund	Swap currency contracts	$15,970	$—	$15,970	$—	$—	$15,970

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Strengthening Dollar 2x Strategy Fund	Swap currency contracts	$70,790	$—	$70,790	$70,790	$—	$—

[1]	Exchange-traded futures are excluded from these reported amounts.

8. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

THE RYDEX FUNDS ANNUAL REPORT | 103

NOTES TO FINANCIAL STATEMENTS (continued)

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended March 31, 2017 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
S&P 500® Pure Growth Fund	$—	$37,270	$37,270
S&P 500® Pure Value Fund	792,718	—	792,718
S&P MidCap 400® Pure Growth Fund	—	1,725,925	1,725,925
S&P MidCap 400® Pure Value Fund	52,548	—	52,548
Europe 1.25x Strategy Fund	35,360	—	35,360

The tax character of distributions paid during the year ended March 31, 2016 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
S&P 500® Pure Growth Fund	$—	$5,021,680	$5,021,680
S&P 500® Pure Value Fund	2,879,737	—	2,879,737
S&P MidCap 400® Pure Growth Fund	—	9,656,364	9,656,364
S&P MidCap 400® Pure Value Fund	28,715	—	28,715
Europe 1.25x Strategy Fund	63,417	—	63,417
Strengthening Dollar 2x Strategy Fund	—	6,983,885	6,983,885

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of accumulated earnings/(deficit) as of March 31, 2017 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforward & Other Losses
S&P 500® Pure Growth Fund	$—	$6,261,469	$14,532,933	$(331,761)
S&P 500® Pure Value Fund	342,239	—	7,490,363	—
S&P MidCap 400® Pure Growth Fund	—	3,450,756	10,020,010	(151,615)
S&P MidCap 400® Pure Value Fund	606,259	—	757,641	—
S&P SmallCap 600® Pure Growth Fund	—	766,542	2,599,185	(76,698)
S&P SmallCap 600® Pure Value Fund	—	—	(4,318,764)	(19,972,944)
Europe 1.25x Strategy Fund	24,132	—	21,182	(3,512,151)
Japan 2x Strategy Fund	—	—	3,306	(409,294)
Strengthening Dollar 2x Strategy Fund	—	—	18,566	(19,447,689)
Weakening Dollar 2x Strategy Fund	—	—	3,840	(13,919,357)

Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.

104 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of March 31, 2017, capital loss carryforwards for the Funds were as follows:

		Unlimited
Fund	Expires in 2019	Short-Term	Long-Term	Total Capital Loss Carryforward
S&P SmallCap 600® Pure Value Fund	$(19,913,891)	$—	$—	$(19,913,891)
Europe 1.25x Strategy Fund	(2,098,062)	(476,979)	(937,110)	(3,512,151)
Japan 2x Strategy Fund	—	(133,418)	(270,167)	(403,585)
Strengthening Dollar 2x Strategy Fund	—	(7,805,587)	(11,550,443)	(19,356,030)
Weakening Dollar 2x Strategy Fund	(3,988,430)	(3,982,702)	(5,937,675)	(13,908,807)

For the year ended March 31, 2017, the following capital loss carryforward amounts were expired or used:

Fund	Expired	Utilized	Total
S&P 500® Pure Growth Fund	$—	$3,031,799	$3,031,799
S&P 500® Pure Value Fund	—	275,296	275,296
S&P MidCap 400® Pure Value Fund	—	2,043,648	2,043,648
S&P SmallCap 600® Pure Growth Fund	—	80,623	80,623
S&P SmallCap 600® Pure Value Fund	—	5,604,767	5,604,767
Europe 1.25x Strategy Fund	8,826,483	2,751,259	11,577,742
Japan 2x Strategy Fund	973,570	—	973,570
Strengthening Dollar 2x Strategy Fund	—	2,541,036	2,541,036
Weakening Dollar 2x Strategy Fund	6,635,880	—	6,635,880

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are typically due to qualified late year losses, losses deferred due to wash sales, utilization of earnings and profits on shareholder redemptions, net operating losses, dividend reclasses, and REIT adjustments. Additional differences may result from tax treatment of net investment losses and foreign currency. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on the net assets or NAV per share.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
S&P 500® Pure Growth Fund	$3,679,470	$630,484	$(4,309,954)
S&P 500® Pure Value Fund	2,346,541	(175,242)	(2,171,299)
S&P MidCap 400® Pure Growth Fund	265,037	1,065,788	(1,330,825)
S&P MidCap 400® Pure Value Fund	2,738,931	78,684	(2,817,615)
S&P SmallCap 600® Pure Growth Fund	(54,401)	198,342	(143,941)
S&P SmallCap 600® Pure Value Fund	(137,942)	137,942	—
Europe 1.25x Strategy Fund	(8,826,483)	(11,199)	8,837,682
Japan 2x Strategy Fund	(1,009,738)	36,172	973,566
Strengthening Dollar 2x Strategy Fund	(229,525)	229,525	—
Weakening Dollar 2x Strategy Fund	(6,707,129)	71,249	6,635,880

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NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2017, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain (Loss)
S&P 500® Pure Growth Fund	$93,593,697	$15,685,783	$(1,152,850)	$14,532,933
S&P 500® Pure Value Fund	61,205,229	8,297,901	(807,538)	7,490,363
S&P MidCap 400® Pure Growth Fund	104,862,442	12,988,536	(2,968,526)	10,020,010
S&P MidCap 400® Pure Value Fund	27,948,907	1,593,501	(835,860)	757,641
S&P SmallCap 600® Pure Growth Fund	36,775,734	3,628,811	(1,029,626)	2,599,185
S&P SmallCap 600® Pure Value Fund	28,381,602	—	(4,318,764)	(4,318,764)
Europe 1.25x Strategy Fund	7,258,654	41,919	(20,626)	21,293
Japan 2x Strategy Fund	3,576,005	3,306	—	3,306
Strengthening Dollar 2x Strategy Fund	10,798,422	18,686	(121)	18,565
Weakening Dollar 2x Strategy Fund	5,481,283	3,840	—	3,840

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 31, 2017, the following losses reflected in the accompanying financial statements were deferred for Federal income tax purposes until April 1, 2017:

Fund	Ordinary
S&P 500® Pure Growth Fund	$(331,761)
S&P MidCap 400® Pure Growth Fund	(151,615)
S&P SmallCap 600® Pure Growth Fund	(76,698)
S&P SmallCap 600® Pure Value Fund	(59,053)
Japan 2x Strategy Fund	(5,709)
Strengthening Dollar 2x Strategy Fund	(91,659)
Weakening Dollar 2x Strategy Fund	(10,550)

9. Securities Transactions

For the year ended March 31, 2017, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
S&P 500® Pure Growth Fund	$189,893,596	$250,687,826
S&P 500® Pure Value Fund	218,550,944	244,490,921
S&P MidCap 400® Pure Growth Fund	150,531,404	196,441,257
S&P MidCap 400® Pure Value Fund	238,226,105	269,757,918
S&P SmallCap 600® Pure Growth Fund	277,603,487	276,139,426
S&P SmallCap 600® Pure Value Fund	481,233,276	480,361,501
Europe 1.25x Strategy Fund	57,633,857	57,693,038
Japan 2x Strategy Fund	9,571,559	9,111,000
Strengthening Dollar 2x Strategy Fund	7,255,735	10,908,700
Weakening Dollar 2x Strategy Fund	628,747	2,605,000

106 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended March 31, 2017, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
S&P 500® Pure Growth Fund	$33,915,274	$42,256,697	$3,273,950
S&P 500® Pure Value Fund	40,754,703	43,078,284	1,249,199
S&P MidCap 400® Pure Growth Fund	14,546,041	21,972,439	(299,118)
S&P MidCap 400® Pure Value Fund	21,727,461	30,006,686	838,893
S&P SmallCap 600® Pure Growth Fund	16,786,125	18,908,314	1,044,513
S&P SmallCap 600® Pure Value Fund	13,457,943	13,971,973	1,041,035
Europe 1.25x Strategy Fund	4,862,992	3,570,552	147,763

10. Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Funds may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2016, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180416001923/gug65857-ncsr.htm.

Transactions during the year ended March 31, 2017, in which the portfolio company is an “affiliated person,” were as follows:

Affiliated issuers by Fund	Value 03/31/16	Additions	Reductions	Value 03/31/17	Shares 03/31/17	Investment Income	Realized Gain (Loss)
Europe 1.25x Strategy Fund
Guggenheim Strategy Fund I	$829,184	$3,943,043	$(4,045,000)	$732,497	29,241	$10,565	$2,783
Guggenheim Strategy Fund II	—	3,540,045	(2,640,000)	903,646	36,146	11,758	437
	829,184	7,483,088	(6,685,000)	1,636,143		22,323	3,220

Japan 2x Strategy Fund
Guggenheim Strategy Fund I	731,860	5,201,513	(5,338,000)	599,382	23,927	6,922	2,148
Guggenheim Strategy Fund II	—	4,370,045	(3,773,000)	600,035	24,001	6,770	1,097
	731,860	9,571,558	(9,111,000)	1,199,417		13,692	3,245

Strengthening Dollar 2x Strategy Fund
Guggenheim Strategy Fund I	4,256,077	1,003,658	(4,680,000)	600,468	23,971	29,140	10,292
Guggenheim Strategy Fund II	4,198,744	1,254,726	(3,730,000)	1,752,355	70,094	43,480	3,361
	8,454,821	2,258,384	(8,410,000)	2,352,823		72,620	13,653

Weakening Dollar 2x Strategy Fund
Guggenheim Strategy Fund I	1,227,757	313,395	(1,295,000)	250,891	10,016	6,224	3,628
Guggenheim Strategy Fund II	1,238,749	315,352	(1,310,000)	250,840	10,034	7,952	5,609
	2,466,506	628,747	(2,605,000)	501,731		14,176	9,237

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NOTES TO FINANCIAL STATEMENTS (continued)

11. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 11, 2017. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.58% for the year ended March 31, 2017. The Funds did not have any borrowings outstanding under this agreement at March 31, 2017.

The average daily balances borrowed for the year ended March 31, 2017, were as follows:

Fund	Average Daily Balance
S&P 500® Pure Growth Fund	$11,509
S&P 500® Pure Value Fund	14,522
S&P MidCap 400® Pure Growth Fund	16,109
S&P MidCap 400® Pure Value Fund	8,493
S&P SmallCap 600® Pure Growth Fund	18,684
S&P SmallCap 600® Pure Value Fund	24,841
Europe 1.25x Strategy Fund	1,488
Strengthening Dollar 2x Strategy Fund	76,695

12. Share Splits

Share splits occurred for the following Funds at the close of business:

Fund	Effective Date	Split Type
S&P 500® Pure Value Fund	October 28, 2016	Two-for-One Share Split
Europe 1.25x Strategy Fund	October 28, 2016	One-for-Six Reverse Share Split
Japan 2x Strategy Fund	November 4, 2016	One-for-Four Reverse Share Split
Weakening Dollar 2x Strategy Fund	October 28, 2016	One-for-Six Reverse Share Split

The effect of these transactions was to multiply the number of outstanding shares of the S&P 500® Pure Value Fund by its split ratio, resulting in a corresponding decrease in the NAV and to divide the number of outstanding shares of the Europe 1.25x Strategy Fund, Japan 2x Strategy Fund and the Weakening Dollar 2x Strategy Fund by their respective reverse split ratio, resulting in a corresponding increase in the NAV. The share transactions presented in the Statements of Changes in net assets and the per share data in the Financial Highlights for each of the periods presented prior to the effective date, have been restated to reflect these respective share splits. There were no changes in net assets, results of operations or total return as a result of these transactions.

13. Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

108 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The Supreme Court has not yet granted or denied the petition for certiorari.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Series Funds was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.) (the “Creditor Trust Action”). Its funds may also be putative members of the proposed defendant classes in Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), Adv. Pro. No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation Trust Action”) and Weisfelner, as Trustee of the LB Creditor Trust, v. Reichman (In re Lyondell Chemical Co.), Adv. Pro. No. 12-1570 (Bankr. S.D.N.Y.) (“Reichman”).

Similar to the claims made in the Tribune matter, the Weisfelner complaints seek to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008. The Creditor Trust Action and Reichman allege claims against the former Lyondell shareholders under state law for both constructive fraudulent transfer and intentional fraudulent transfer. The Litigation Trust Action alleges a claim against the former Lyondell shareholders under federal law for intentional fraudulent transfer.

On April 7, 2014, the plaintiff filed a Third Amended Complaint in the Creditor Trust Action, a Second Amended Complaint in the Litigation Trust Action, and an Amended Complaint in Reichman.

On May 8, 2014, the plaintiff in the Litigation Trust Action filed a motion to certify a defendant class generally comprised of all former Lyondell shareholders that received proceeds in exchange for their shares in the 2007 merger transaction.

THE RYDEX FUNDS ANNUAL REPORT | 109

NOTES TO FINANCIAL STATEMENTS (concluded)

On July 30, 2014, the defendants filed a motion to dismiss these lawsuits. The Bankruptcy Court held oral argument on the motion to dismiss and on the motion for class certification on January 14 and January 15, 2015. On September 15, 2015, the Bankruptcy Court denied the motion for class certification without prejudice to the plaintiff’s right to file a renewed motion. On November 18, 2015, the Bankruptcy Court granted the defendants’ motion to dismiss the intentional fraudulent transfer claims in the Creditor Trust Action, the Litigation Trust Action, and in Reichman, but denied the motion to dismiss the constructive fraudulent transfer claims in the Creditor Trust Action and in Reichman. The Bankruptcy Court entered final judgment dismissing the Litigation Trust Action, but the plaintiff appealed the dismissal to the U.S. District Court for the Southern District of New York.

On May 4, 2016, the defendants filed a motion to dismiss, or in the alternative, for a stay of, the Creditor Trust Action and Reichman in light of the U.S. Court of Appeals for the Second Circuit’s opinion in the appeal of the Tribune SLCFC actions. On July 20, 2016, the Bankruptcy Court issued a report and recommendation granting the defendants’ motion to dismiss. The U.S. District Court for the Southern District of New York has not yet accepted the Bankruptcy Court’s recommendation or entered a final judgment.

On July 27, 2016, the District Court reversed the Bankruptcy Court and reinstated the federal law intentional fraudulent transfer claim in the Litigation Trust Action and remanded to the Bankruptcy Court for further proceedings. The District Court found that the fraudulent intent that mattered was that of Lyondell’s CEO, not its board, because the CEO’s intent could be imputed to Lyondell under Delaware law agency principles. The District Court did note, however, that plaintiff faces a high standard for proving “actual intent” to harm creditors, and that it remains to be seen whether plaintiff will be able to make this showing. On August 11, 2016, the shareholder defendants filed a motion for reconsideration and/or to certify an interlocutory appeal of the District Court’s opinion. On October 5, 2016, the District Court denied the motion for reconsideration and/or to certify an interlocutory appeal. In light of this ruling, the federal intentional fraudulent conveyance claim will move forward before the Bankruptcy Court, but a schedule for that case has not yet been set.

These lawsuits do not allege any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,725,168; Long Short Equity Fund f/k/a U.S. Long Short Momentum Fund - $2,193,600; Global 130/30 Strategy Fund - $37,920; Hedged Equity Fund - $1,440; and Multi-Hedge Strategies Fund - $1,116,480. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

110 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Rydex Series Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund (ten of the series constituting the Rydex Series Funds) (the “Funds”) as of March 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds (ten of the series constituting the Rydex Series Funds) at March 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Tysons, Virginia
May 30, 2017

THE RYDEX FUNDS ANNUAL REPORT | 111

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2017, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
S&P 500® Pure Value Fund	100.00%
S&P MidCap 400® Pure Value Fund	100.00%

The following amounts of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	% Qualifying
S&P 500® Pure Value Fund	100.00%
S&P MidCap 400® Pure Value Fund	100.00%
Europe 1.25x Strategy Fund	100.00%

Of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2017, the following funds had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively:

Fund	% Qualifying	% STCG Qualifying
Europe 1.25x Strategy Fund	4.84%	0.00%

With respect to the taxable year ended March 31, 2017, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gains, subject to the 15% rate gains category:	From long-term capital gains, using proceeds from shareholder redemptions:
S&P 500® Pure Growth Fund	$37,270	$4,309,954
S&P MidCap 400® Pure Growth Fund	1,725,925	1,330,825
S&P MidCap 400® Pure Value Fund	—	169,546
S&P SmallCap 600® Pure Growth Fund	—	143,941

For the fiscal year ending March 31, 2017, Europe 1.25x Strategy Fund earned gross income derived from foreign sources totaling $95,644. The Fund paid foreign taxes totaling $9,875 for the fiscal year and may pass these taxes through to shareholders, who may be able to claim them as a foreign tax credit. A final determination will be made at the end of the calendar year. The Fund will notify shareholders of amounts for use in preparing 2017 income tax forms in January 2018.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

112 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

THE RYDEX FUNDS ANNUAL REPORT | 113

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INTERESTED TRUSTEE
Donald C. Cacciapaglia** (1951)	President and Trustee from 2012 to present.	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	230
Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Guggenheim Partners Investment Management Holdings, LLC (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

INDEPENDENT TRUSTEES
Angela Brock-Kyle***** (1959)	Trustee from August 2016 to present.	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm) Former: Senior Leader, TIAA (financial services firm) (1987-2012).	135	Infinity Property & Casualty Corporation (2014-present).
Corey A. Colehour (1945)	Trustee from 1993 to present; Member of the Audit Committee from 1994 to present; Member of the Governance Committee from 2014 to present; and Member of the Investment and Performance Committee from 2014 to present.	Retired.	135	None.
J. Kenneth Dalton (1941)	Trustee from 1995 to present; Chairman and Member of the Audit Committee from 1997 to present; and Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	135	Epiphany Funds (4) (2009-present).

114 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INDEPENDENT TRUSTEES - concluded
John O. Demaret (1940)	Vice Chairman of the Board from 2014 to present (Chairman of the Board from 2006 to 2014); Trustee and Member of the Audit Committee from 1997 to present; Chairman (since 2014) and Member of the Compliance and Risk Oversight Committee from 2010 to present; Chairman and Member of the Investment and Performance Committee from 2014 to present; and Member of the Nominating Committee from 2014 to present.	Retired.	135	None.
Werner E. Keller (1940)	Chairman of the Board from 2014 to present (Vice Chairman of the Board from 2010 to 2014); Trustee and Member of the Audit Committee from 2005 to present; and Member of the Investment and Performance Committee from 2014 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	135	None.
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit Committee from 2005 to present; Member of the Nominating Committee from 2005 to present; and Member of the Governance Committee from 2007 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	135	US Global Investors (GROW) (1995-present).
Patrick T. McCarville (1942)	Trustee from 1997 to present; Member of the Audit Committee from 1997 to present; Chairman and Member of the Nominating Committee from 2004 to present; Chairman and Member of the Governance Committee from 2007 to present; and Member of the Compliance and Risk Oversight Committee from 2014 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	135	None.
Sandra G. Sponem***** (1958)	Trustee from August 2016 to present.	Current: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-present).	135	None.

THE RYDEX FUNDS ANNUAL REPORT | 115

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President (1999-present)
Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

Joanna M. Catalucci (1966)	AML Officer (2016-present)
Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2014-present); AML Officer, certain funds in the Fund Complex (2016-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer (2016-present)
Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer (2016-present)
Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director of Guggenheim Partners Investment Management, LLC (2015-present); Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-present).

Former: Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	Vice President (2009-present) and Secretary (2012-present)
Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Glenn McWhinnie (1969)	Assistant Treasurer (2016-present)	Current: Vice President, Guggenheim Investments (2009-present). Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present)
Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

116 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Adam J. Nelson (1979)	Assistant Treasurer (2016-present)
Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer (2016-present)
Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present)
Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Adviser’s parent company.
***
The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

****	Certain of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.
*****	Mses. Brock-Kyle and Sponem commence serving as independent Trustees effective August 18, 2016.

THE RYDEX FUNDS ANNUAL REPORT | 117

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Guggenheim Investments as used herein refers to Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC as well as the funds in the Guggenheim Funds complex (the “funds”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to personal information about you, we hold ourselves to high standards in its safekeeping and use. This means, most importantly, that we do not sell client or account information to anyone—whether you are a current or former Guggenheim Investments client.

The Information We Collect About You and How We Collect It

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Funds or one of the Guggenheim affiliated companies. “Nonpublic personal information” is personally identifiable information about you. For example it includes your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g. purchase and redemption history).

How We Share Your Personal Information

As a matter of policy, we do not disclose your nonpublic personal information to nonaffiliated third parties except as required or permitted by law. As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below.

To complete certain transactions or account changes that you direct, it may be necessary to provide your personal information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. In connection with servicing your accounts or to alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your personal information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally we will share personal information about you if we are compelled by law to do so, if you direct us to do so with your consent, or in other circumstances as permitted by law.

How We Safeguard Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Guggenheim Investments, access to such information is limited to those who need it to perform their jobs such as servicing your account, resolving problems or informing you of new products and services.

118 | THE RYDEX FUNDS ANNUAL REPORT

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3.31.2017
Rydex Funds Annual Report

Domestic Equity Fund
NASDAQ-100® Fund

GuggenheimInvestments.com	ROTC-ANN-2-0317x0318

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
NASDAQ-100® FUND	8
NOTES TO FINANCIAL STATEMENTS	26
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	45
OTHER INFORMATION	46
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	48
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	54

THE RYDEX FUNDS ANNUAL REPORT | 1

March 31, 2017

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for one of our Rydex Funds (the “Fund”). This report covers performance for the one-year period ended March 31, 2017.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President and Chief Executive Officer
April 30, 2017

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses, and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

There can be no assurance that any investment product will achieve its investment objective(s). There are risks associated with investing, including the entire loss of principal invested. Investing involves market risks. The investment return and principal value of any investment product will fluctuate with changes in market conditions. The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity markets as a whole.

2 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2017

The market optimism that helped lift risk asset prices after the presidential election in November continued through the early part of 2017. The Standard & Poor’s 500® (“S&P 500®”) Index set a new record, high yield corporate bond spreads approached cycle lows, and the 10-year Treasury yield rose to 2.63%, the highest level since 2014. Risk appetite faded as the first quarter drew to a close, however, as investors grappled with the implications of an unsuccessful healthcare reform bill and growing geopolitical risks.

Much of the rise in asset valuations since Donald Trump’s victory has been based on anticipation of his pro-growth policies coming to fruition, an outcome that is far from certain. Asset valuations could be getting a bit ahead of themselves, and becoming more sensitive to a temporary growth scare or setback, especially since the rollout of Trump’s new policies will not be smooth or easy.

Nevertheless, the underlying economy remains on a good trajectory. Tracking estimates for first-quarter real U.S. Gross Domestic Product (“GDP”) growth have fallen in recent weeks despite strong gains in consumer and business sentiment since the election. In late April, after the period ended, the initial estimate of first-quarter GDP growth was 0.7%. However, we attribute a large portion of the apparent weakness to seasonal factors that have depressed as-reported first quarter GDP growth over the past several years. In keeping with this pattern, we would expect the final first-quarter GDP number to be revised higher. More importantly, the prospects for quarterly GDP growth appear stronger going forward.

Consumer spending should benefit from solid income and wealth gains, with household net worth sitting at an all-time high. Recent job gains have been strong, and we anticipate a further acceleration of wage growth as the labor market continues to tighten. Buoyant consumer sentiment and low household debt service outlays also support our positive outlook. On the business investment side, we expect various factors to be supportive, including the uptick in global industrial production growth, the ongoing rise in U.S. oil drilling activity, the surge in small-business optimism, and the recovery in corporate earnings.

On March 15, the Federal Open Market Committee (“FOMC”) raised the U.S. Federal Reserve (the “Fed”) funds target rate by 25 basis points to a range of 0.75–1.0%. The hike itself had little impact on markets because several FOMC members had indicated in the weeks leading up to the meeting that a hike was likely. Looking ahead, we believe that the market is underpricing the likely pace of Fed rate hikes in 2017 and 2018, particularly now that market optimism about fiscal stimulus is waning.

Importantly, Chair Yellen noted that the FOMC’s baseline forecast of two additional rate increases in 2017 and three more in 2018 was not conditioned on expectations for fiscal stimulus. Rather, it reflected a need to gradually remove accommodation due to the fact that the Fed has essentially achieved its dual mandate objectives for employment and inflation. Fiscal easing, she explained, could result in a faster pace of tightening, if it materializes. Markets are skeptical and are pricing in only 1.5 more rate hikes in 2017 and another 1.5 rate hikes in 2018, according to fed funds futures contracts. We expect that the Fed will deliver three more rate hikes in 2017 and another four in 2018.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2017

We expect to see equity and credit investors take more chips off the table unless there is concrete progress on fiscal legislation in Washington, particularly as the Fed demonstrates its desire to tighten even without fiscal stimulus. While we are optimistic about the near-term U.S. economic outlook, current valuations and growing political risks warrant a more defensive stance.

For the 12 months ended March 31, 2017, the S&P 500® Index* returned 17.17%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 11.67%. The return of the MSCI Emerging Markets Index* was 17.22%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 0.44% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 16.39%. The return of the Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.35% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade, and biotechnology. It does not contain securities of financial companies, including investment companies.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

4 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2016 and ending March 31, 2017.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

THE RYDEX FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2016	Ending Account Value March 31, 2017	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
NASDAQ-100® Fund
Investor Class	1.29%	11.39%	$ 1,000.00	$ 1,113.90	$ 6.80
A-Class	1.54%	11.27%	1,000.00	1,112.70	8.11
C-Class	2.29%	10.85%	1,000.00	1,108.50	12.04
H-Class	1.54%	11.28%	1,000.00	1,112.80	8.11

Table 2. Based on hypothetical 5% return (before expenses)
NASDAQ-100® Fund
Investor Class	1.29%	5.00%	$ 1,000.00	$ 1,018.50	$ 6.49
A-Class	1.54%	5.00%	1,000.00	1,017.25	7.75
C-Class	2.29%	5.00%	1,000.00	1,013.51	11.50
H-Class	1.54%	5.00%	1,000.00	1,017.25	7.75

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest.
[2]
Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2016 to March 31, 2017.

THE RYDEX FUNDS ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

NASDAQ-100® FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for over-the-counter securities on a daily basis. The Fund’s current benchmark is the NASDAQ-100® Index (the “underlying index”).

For the one-year period ended March 31, 2017, NASDAQ-100® Fund maintained a daily correlation of over 99% to its benchmark of 100% of the daily price movement of the NASDAQ-100® Index. The NASDAQ-100® Fund Investor Class returned 21.21%, while the NASDAQ-100® Index returned 22.77% over the same period.

The Information Technology sector contributed the most to the performance of the underlying index, followed by the Consumer Discretionary sector. No sector detracted. The Real Estate sector contributed the least to the performance of the underlying index, followed by the Telecommunications Services sector.

Apple, Inc., Amazon.com, Inc., and Microsoft Corp. were the holdings contributing the most to the performance of the underlying index for the year. Gilead Sciences, Inc., Baidu, Inc. ADR Class A, and Stericycle, Inc. detracted the most from the performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. Investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments.

Performance displayed represents past performance, which is no guarantee of future results.

8 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2017

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
Investor Class	February 14, 1994
A-Class	March 31, 2004
C-Class	March 26, 2001
H-Class	September 18, 2014

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	9.4%
Microsoft Corp.	6.4%
Amazon.com, Inc.	5.3%
Facebook, Inc. — Class A	4.2%
Alphabet, Inc. — Class C	3.6%
Alphabet, Inc. — Class A	3.1%
Comcast Corp. — Class A	2.2%
Intel Corp.	2.1%
Cisco Systems, Inc.	2.1%
Amgen, Inc.	1.5%
Top Ten Total	39.9%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2017

Cumulative Fund Performance*

10 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Average Annual Returns*
Periods Ended March 31, 2017

	1 Year	5 Year	10 Year
Investor Class Shares	21.21%	14.65%	11.66%
A-Class Shares	20.76%	14.34%	11.35%
A-Class Shares with sales charge†	15.02%	13.23%	10.80%
C-Class Shares	19.98%	13.52%	10.57%
C-Class Shares with CDSC‡	18.98%	13.52%	10.57%
NASDAQ-100 Index	22.77%	16.06%	12.99%

	1 Year	Since Inception (09/18/14)
H-Class Shares	20.92%	11.43%
NASDAQ-100 Index	22.77%	13.14%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on the Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	March 31, 2017
NASDAQ-100® FUND

	Shares	Value

COMMON STOCKS† - 78.1%

Technology - 29.2%
Apple, Inc.	612,856	$88,042,892
Microsoft Corp.	902,663	59,449,385
Intel Corp.	552,284	19,920,884
Broadcom Ltd.	46,846	10,257,400
QUALCOMM, Inc.	172,535	9,893,157
Texas Instruments, Inc.	116,769	9,406,911
Adobe Systems, Inc.*	57,714	7,510,323
NVIDIA Corp.	66,175	7,208,443
Applied Materials, Inc.	126,137	4,906,729
Activision Blizzard, Inc.	87,824	4,378,904
Cognizant Technology Solutions Corp. — Class A*	70,870	4,218,182
Micron Technology, Inc.*	128,812	3,722,667
Intuit, Inc.	29,879	3,465,665
Electronic Arts, Inc.*	36,009	3,223,526
Analog Devices, Inc.	36,119	2,959,952
Fiserv, Inc.*	25,063	2,890,015
Western Digital Corp.	33,650	2,777,135
NetEase, Inc. ADR	8,765	2,489,260
Paychex, Inc.	41,917	2,468,911
Lam Research Corp.	19,022	2,441,664
Cerner Corp.*	38,515	2,266,608
Autodesk, Inc.*	25,997	2,247,961
Skyworks Solutions, Inc.	21,601	2,116,466
Check Point Software Technologies Ltd.*	20,030	2,056,280
Microchip Technology, Inc.	25,282	1,865,306
KLA-Tencor Corp.	18,308	1,740,542
Xilinx, Inc.	29,078	1,683,325
Seagate Technology plc	34,480	1,583,666
CA, Inc.	48,824	1,548,697
Citrix Systems, Inc.*	18,264	1,523,035
Maxim Integrated Products, Inc.	33,022	1,484,669
Akamai Technologies, Inc.*	20,231	1,207,791
Total Technology		272,956,351

Communications - 29.1%
Amazon.com, Inc.*	55,739	49,414,853
Facebook, Inc. — Class A*	275,109	39,079,233
Alphabet, Inc. — Class C*	40,526	33,618,749
Alphabet, Inc. — Class A*	34,707	29,424,595
Comcast Corp. — Class A	552,835	20,781,067
Cisco Systems, Inc.	584,975	19,772,155
Charter Communications, Inc. — Class A*,1	31,410	10,281,121
Priceline Group, Inc.*,1	5,744	10,224,148
Netflix, Inc.*	50,277	7,431,443
T-Mobile US, Inc.*	96,548	6,236,036
Baidu, Inc. ADR*	32,146	5,545,828
Yahoo!, Inc.*	111,453	5,172,534
eBay, Inc.*	126,979	4,262,685
Twenty-First Century Fox, Inc. — Class A	122,922	3,981,443
JD.com, Inc. ADR*	107,136	3,333,001
Twenty-First Century Fox, Inc. — Class B	93,276	2,964,311
Sirius XM Holdings, Inc.[1]	550,784	2,836,538
Liberty Global plc — Class C*	73,674	2,581,537
Ctrip.com International Ltd. ADR*	49,003	2,408,497
Symantec Corp.	72,287	2,217,765
Expedia, Inc.	16,004	2,019,225
Viacom, Inc. — Class B	40,588	1,892,213
DISH Network Corp. — Class A*	26,507	1,682,929
Vodafone Group plc ADR	50,847	1,343,886
Liberty Global plc — Class A*	29,603	1,061,860
Discovery Communications, Inc. — Class C*	26,809	758,962
TripAdvisor, Inc.*	15,344	662,247

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
NASDAQ-100® FUND

	Shares	Value

Discovery Communications, Inc. — Class A*,1	17,829	$518,646
Liberty Ventures*	9,479	421,626
Liberty Global plc LiLAC — Class C*	14,093	324,703
Liberty Global plc LiLAC — Class A*	5,864	130,415
Total Communications		272,384,251

Consumer, Non-cyclical - 12.6%
Amgen, Inc.	86,026	14,114,285
Kraft Heinz Co.	142,175	12,910,913
Celgene Corp.*	90,875	11,307,576
Gilead Sciences, Inc.	152,680	10,370,026
Mondelez International, Inc. — Class A	178,326	7,682,284
Biogen, Inc.*	25,226	6,897,293
PayPal Holdings, Inc.*	141,059	6,068,358
Automatic Data Processing, Inc.	52,437	5,369,024
Regeneron Pharmaceuticals, Inc.*	12,168	4,715,222
Express Scripts Holding Co.*	70,755	4,663,462
Intuitive Surgical, Inc.*,1	4,531	3,472,876
Alexion Pharmaceuticals, Inc.*	26,237	3,180,974
Vertex Pharmaceuticals, Inc.*	29,020	3,173,337
Monster Beverage Corp.*	66,696	3,079,354
Incyte Corp.*	22,125	2,957,449
Illumina, Inc.*	17,090	2,916,238
Mylan N.V.*	62,506	2,437,109
BioMarin Pharmaceutical, Inc.*	20,193	1,772,542
Dentsply Sirona, Inc.	26,969	1,683,944
Shire plc ADR	9,602	1,672,956
IDEXX Laboratories, Inc.*	10,277	1,588,927
Verisk Analytics, Inc. — Class A*	19,431	1,576,631
Henry Schein, Inc.*	9,251	1,572,392
Cintas Corp.	12,270	1,552,646
Hologic, Inc.*	32,625	1,388,194
Total Consumer, Non-cyclical		118,124,012

Consumer, Cyclical - 6.5%
Walgreens Boots Alliance, Inc.	126,087	10,471,525
Starbucks Corp.	170,241	9,940,372
Costco Wholesale Corp.	51,308	8,603,839
Tesla, Inc.*,1	17,517	4,874,981
Marriott International, Inc. — Class A	44,804	4,219,641
Ross Stores, Inc.	46,038	3,032,523
O’Reilly Automotive, Inc.*	10,704	2,888,367
PACCAR, Inc.	40,989	2,754,461
American Airlines Group, Inc.	58,891	2,491,089
Dollar Tree, Inc.*	27,576	2,163,613
Ulta Beauty, Inc.*	7,269	2,073,337
Fastenal Co.	33,789	1,740,134
Hasbro, Inc.[1]	14,519	1,449,286
Norwegian Cruise Line Holdings Ltd.*	26,554	1,347,084
Tractor Supply Co.	15,270	1,053,172
Mattel, Inc.	40,001	1,024,426
Liberty Interactive Corporation QVC Group — Class A*	49,669	994,373
Total Consumer, Cyclical		61,122,223

Industrial - 0.7%
CSX Corp.	108,219	5,037,595
J.B. Hunt Transport Services, Inc.	13,002	1,192,803
Total Industrial		6,230,398

Total Common Stocks
(Cost $419,457,278)		730,817,235

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
NASDAQ-100® FUND

	Shares	Value

MUTUAL FUNDS† - 2.6%
Guggenheim Strategy Fund I2	500,094	$12,527,345
Guggenheim Strategy Fund II2	479,686	11,992,159
Total Mutual Funds
(Cost $24,317,833)		24,519,504

	Face Amount

FEDERAL AGENCY NOTES†† - 8.6%
Freddie Mac[3]
1.38% due 05/30/18	$29,000,000	29,020,967
1.13% due 01/26/22[4]	10,000,000	9,999,730
0.80% due 10/27/17	7,500,000	7,491,600
0.75% due 10/25/19[4]	7,412,000	7,399,659
0.75% due 10/28/19[4]	5,750,000	5,736,844
0.63% due 11/16/18[4]	5,000,000	4,998,910
0.75% due 10/26/18[4]	2,000,000	1,997,254
Total Freddie Mac		66,644,964
Farmer Mac[5]
5.13% due 04/19/17	13,534,000	13,560,730
Total Federal Agency Notes
(Cost $ 80,244,351)		80,205,694

FEDERAL AGENCY DISCOUNT NOTES†† - 2.1%
Fannie Mae[3]
0.52% due 04/03/17	20,000,000	19,999,222
Total Federal Agency Discount Notes
(Cost $ 19,999,222)		19,999,222

U.S. TREASURY BILLS†† - 0.7%
U.S. Treasury Bill
0.52% due 06/01/17[6,9]	5,000,000	4,994,245
0.52% due 05/11/17[6,7]	1,500,000	1,498,862
Total U.S. Treasury Bills
(Cost $6,494,676)		6,493,107

REPURCHASE AGREEMENTS††,8 - 6.8%
RBC Capital Markets LLC issued 03/31/17 at 0.72% due 04/03/17	31,770,476	31,770,476
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	20,467,730	20,467,730
Mizuho Securities LLC issued 03/31/17 at 0.71% due 04/03/17[9]	8,308,110	8,308,110
UMB Financial Corp. issued 03/31/17 at 0.68% due 04/03/17	3,137,407	3,137,407
Total Repurchase Agreements
(Cost $63,683,723)		63,683,723

	Shares

SECURITIES LENDING COLLATERAL†,10 - 2.0%
First American Government Obligations Fund — Class Z, 0.61%[11]	18,478,520	18,478,520
Total Securities Lending Collateral
(Cost $18,478,520)		18,478,520

Total Investments - 100.9%
(Cost $632,675,603)		$944,197,005
Other Assets & Liabilities, net - (0.9)%		(8,313,391)
Total Net Assets - 100.0%		$935,883,614

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
NASDAQ-100® FUND

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS PURCHASED†
June 2017 NASDAQ-100 Index Mini Futures Contracts (Aggregate Value of Contracts $37,076,930)	341	$279,534

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
BNP Paribas April 2017 NASDAQ-100 Index Swap 1.23%[12], Terminating 04/28/17 (Notional Value $53,887,043)	9,913	$372,332
Goldman Sachs International April 2017 NASDAQ-100 Index Swap 1.56%[12], Terminating 04/27/17 (Notional Value $9,932,342)	1,827	112,635
Barclays Bank plc April 2017 NASDAQ-100 Index Swap 1.26%[12], Terminating 04/28/17 (Notional Value $104,549,662)	19,232	(78,369)
(Total Notional Value $168,369,047)		$406,598

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
NASDAQ-100® FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2017 — See Note 6.
[2]	Affiliated issuer — See Note 10.
[3]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[4]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
[5]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[6]	Rate indicated is the effective yield at the time of purchase.
[7]	All or a portion of this security is pledged as futures collateral at March 31, 2017.
[8]	Repurchase Agreements — See Note 5.
[9]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2017.
[10]	Securities lending collateral — See Note 6.
[11]	Rate indicated is the 7 day yield as of March 31, 2017.
[12]	Total Return based on NASDAQ-100 Index +/- financing at a variable rate. Rate indicated is the rate effective at March 31, 2017.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
NASDAQ-100® FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$730,817,235	$—	$—	$—	$—	$730,817,235
Equity Futures Contracts	—	279,534	—	—	—	279,534
Equity Index Swap Agreements	—	—	—	484,967	—	484,967
Federal Agency Discount Notes	—	—	19,999,222	—	—	19,999,222
Federal Agency Notes	—	—	80,205,694	—	—	80,205,694
Mutual Funds	24,519,504	—	—	—	—	24,519,504
Repurchase Agreements	—	—	63,683,723	—	—	63,683,723
Securities Lending Collateral	18,478,520	—	—	—	—	18,478,520
U.S. Treasury Bills	—	—	6,493,107	—	—	6,493,107
Total	$773,815,259	$279,534	$170,381,746	$484,967	$—	$944,961,506

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Index Swap Agreements	$—	$—	$—	$78,369	$—	$78,369

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

STATEMENT OF ASSETS AND LIABILITIES
NASDAQ-100® FUND

March 31, 2017

Assets:
Investments in unaffiliated issuers, at value - including $17,975,667 of securities loaned (cost $544,674,047)	$855,993,778
Investments in affiliated issuers, at value (cost $24,317,833)	24,519,504
Repurchase agreements, at value (cost $63,683,723)	63,683,723
Total investments (cost $632,675,603)	944,197,005
Segregated cash with broker	4,003,427
Unrealized appreciation on swap agreements	484,967
Receivables:
Fund shares sold	7,162,192
Interest	550,221
Dividends	230,322
Securities lending income	4,966
Total assets	956,633,100

Liabilities:
Unrealized depreciation on swap agreements	78,369
Payable for:
Return of securities loaned	18,478,520
Fund shares redeemed	866,127
Management fees	580,122
Transfer agent and administrative fees	193,374
Distribution and service fees	71,845
Portfolio accounting fees	51,870
Variation margin	16,214
Swap settlement	1,550
Miscellaneous	411,495
Total liabilities	20,749,486
Commitments and contingent liabilities (Note 13)	—
Net assets	$935,883,614

Net assets consist of:
Paid in capital	$594,985,495
Accumulated net investment loss	—
Accumulated net realized gain on investments	28,690,585
Net unrealized appreciation on investments	312,207,534
Net assets	$935,883,614

Investor Class:
Net assets	$760,484,861
Capital shares outstanding	24,791,556
Net asset value per share	$30.68

A-Class:
Net assets	$63,311,183
Capital shares outstanding	2,222,003
Net asset value per share	$28.49
Maximum offering price per share (Net asset value divided by 95.25%)	$29.91

C-Class:
Net assets	$58,646,527
Capital shares outstanding	2,308,257
Net asset value per share	$25.41

H-Class:
Net assets	$53,441,043
Capital shares outstanding	1,876,106
Net asset value per share	$28.49

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
NASDAQ-100® FUND

Year Ended March 31, 2017

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $5,516)	$7,518,991
Interest	723,429
Dividends from securities of affiliated issuers	617,075
Income from securities lending, net	26,481
Total investment income	8,885,976

Expenses:
Management fees	6,250,233
Transfer agent and administrative fees	2,083,411
Distribution and service fees:
A-Class	170,502
C-Class	439,495
H-Class	120,355
Portfolio accounting fees	586,179
Custodian fees	121,176
Trustees’ fees*	73,526
Tax expense	9,580
Line of credit fees	6,184
Miscellaneous	1,602,545
Total expenses	11,463,186
Net investment loss	(2,577,210)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$91,953,130
Investments in affiliated issuer	166,753
Swap agreements	20,627,908
Futures contracts	6,372,889
Net realized gain	119,120,680
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	31,003,009
Investments in affiliated issuers	344,291
Swap agreements	(1,482,195)
Futures contracts	(120,903)
Net change in unrealized appreciation (depreciation)	29,744,202
Net realized and unrealized gain	148,864,882
Net increase in net assets resulting from operations	$146,287,672

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

STATEMENTS OF CHANGES IN NET ASSETS
NASDAQ-100® FUND

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(2,577,210)	$(2,733,517)
Net realized gain on investments	119,120,680	139,445,638
Net change in unrealized appreciation (depreciation) on investments	29,744,202	(127,049,372)
Net increase in net assets resulting from operations	146,287,672	9,662,749

Distributions to shareholders from:
Net realized gains
Investor Class	(11,493,337)	(15,721,868)
A-Class	(1,213,212)	(2,634,742)
C-Class	(908,738)	(956,856)
H-Class	(730,868)	(6,738,531)*
Total distributions to shareholders	(14,346,155)	(26,051,997)

Capital share transactions:
Proceeds from sale of shares
Investor Class	730,466,228	1,011,361,829
Advisor Class	—	94,137,245 *
A-Class	379,758,963	817,538,269
C-Class	26,908,652	26,584,585
H-Class	149,256,328	1,591,642,598 *
Distributions reinvested
Investor Class	11,102,330	15,251,133
A-Class	1,121,838	2,570,836
C-Class	870,733	931,242
H-Class	730,637	6,738,458 *
Cost of shares redeemed
Investor Class	(761,641,400)	(1,120,085,951)
Advisor Class	—	(139,879,099)*
A-Class	(386,462,077)	(827,926,638)
C-Class	(15,520,363)	(20,071,986)
H-Class	(272,703,570)	(1,453,762,548)*
Conversion activity
Advisor Class	—	(20,538,756)*
H-Class	—	20,538,756 *
Net increase (decrease) from capital share transactions	(136,111,701)	5,029,973
Net decrease in net assets	(4,170,184)	(11,359,275)

Net assets:
Beginning of year	940,053,798	951,413,073
End of year	$935,883,614	$940,053,798
Accumulated net investment loss at end of year	$—	$—

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
NASDAQ-100® FUND

	Year Ended March 31, 2017	Year Ended March 31, 2016
Capital share activity:
Shares sold
Investor Class	26,388,585	38,934,513
Advisor Class	—	4,004,926	*
A-Class	15,502,252	34,504,136
C-Class	1,153,374	1,215,431
H-Class	5,959,584	66,106,678	*
Shares issued from reinvestment of distributions
Investor Class	407,126	569,923
A-Class	44,254	102,833
C-Class	38,409	41,297
H-Class	28,833	269,863	*
Shares redeemed
Investor Class	(27,904,023)	(43,913,512)
Advisor Class	—	(5,986,255	)*
A-Class	(15,841,438)	(35,068,368)
C-Class	(682,673)	(953,984)
H-Class	(11,346,835)	(60,544,558	)*
Conversion activity
Advisor Class	—	(924,136	)*
H-Class	—	897,086	*
Net decrease in shares	(6,252,552)	(744,127)

*	Effective September 30, 2015, all outstanding Advisor Class shares converted into H-Class shares — See Note 12.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

FINANCIAL HIGHLIGHTS
NASDAQ-100® FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$25.75	$25.38	$21.38	$18.38	$17.92
Income (loss) from investment operations:
Net investment income (loss)[a]	(.06)	(.05)	(.01)	.02	.02
Net gain (loss) on investments (realized and unrealized)	5.47	.96	4.39	5.01	.44
Total from investment operations	5.41	.91	4.38	5.03	.46
Less distributions from:
Net realized gains	(.48)	(.54)	(.38)	(2.03)	—
Total distributions	(.48)	(.54)	(.38)	(2.03)	—
Net asset value, end of period	$30.68	$25.75	$25.38	$21.38	$18.38

Total Return[b]	21.21%	3.49%	20.53%	27.74%	2.57%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$760,485	$667,018	$769,257	$632,598	$461,269
Ratios to average net assets:
Net investment income (loss)	(0.21%)	(0.19%)	(0.05%)	0.10%	0.13%
Total expenses[c]	1.29%	1.25%	1.26%	1.29%	1.26%
Portfolio turnover rate	72%	228%	267%	141%	94%

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
NASDAQ-100® FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$24.04	$23.78	$20.10	$17.42	$17.03
Income (loss) from investment operations:
Net investment income (loss)[a]	(.13)	(.10)	(.06)	(.03)	(.02)
Net gain (loss) on investments (realized and unrealized)	5.06	.90	4.12	4.74	.41
Total from investment operations	4.93	.80	4.06	4.71	.39
Less distributions from:
Net realized gains	(.48)	(.54)	(.38)	(2.03)	—
Total distributions	(.48)	(.54)	(.38)	(2.03)	—
Net asset value, end of period	$28.49	$24.04	$23.78	$20.10	$17.42

Total Return[b]	20.76%	3.26%	20.24%	27.42%	2.29%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$63,311	$60,499	$70,821	$21,751	$23,656
Ratios to average net assets:
Net investment income (loss)	(0.51%)	(0.42%)	(0.29%)	(0.14%)	(0.09%)
Total expenses[c]	1.53%	1.51%	1.50%	1.54%	1.52%
Portfolio turnover rate	72%	228%	267%	141%	94%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

FINANCIAL HIGHLIGHTS (continued)
NASDAQ-100® FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$21.62	$21.60	$18.42	$16.22	$15.97
Income (loss) from investment operations:
Net investment income (loss)[a]	(.28)	(.26)	(.21)	(.16)	(.13)
Net gain (loss) on investments (realized and unrealized)	4.55	.82	3.77	4.39	.38
Total from investment operations	4.27	.56	3.56	4.23	.25
Less distributions from:
Net realized gains	(.48)	(.54)	(.38)	(2.03)	—
Total distributions	(.48)	(.54)	(.38)	(2.03)	—
Net asset value, end of period	$25.41	$21.62	$21.60	$18.42	$16.22

Total Return[b]	19.98%	2.48%	19.37%	26.46%	1.57%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$58,647	$38,900	$32,324	$19,175	$13,015
Ratios to average net assets:
Net investment income (loss)	(1.21%)	(1.19%)	(1.05%)	(0.89%)	(0.84%)
Total expenses[c]	2.28%	2.26%	2.25%	2.29%	2.26%
Portfolio turnover rate	72%	228%	267%	141%	94%

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (concluded)
NASDAQ-100® FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[d]
Per Share Data
Net asset value, beginning of period	$24.00	$23.76	$22.91
Income (loss) from investment operations:
Net investment income (loss)[a]	(.14)	(.13)	.01
Net gain (loss) on investments (realized and unrealized)	5.11	.91	1.22
Total from investment operations	4.97	.78	1.23
Less distributions from:
Net realized gains	(.48)	(.54)	(.38)
Total distributions	(.48)	(.54)	(.38)
Net asset value, end of period	$28.49	$24.00	$23.76

Total Return[b]	20.92%	3.18%	5.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$53,441	$173,638	$12,009
Ratios to average net assets:
Net investment income (loss)	(0.57%)	(0.51%)	0.07%
Total expenses[c]	1.54%	1.51%	1.47%
Portfolio turnover rate	72%	228%	267%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]
Since commencement of operations: September 18, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized. The portfolio turnover rate stated is for the entire period of the Fund, not since commencement of operation of the Class.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At March 31, 2017, the Trust consisted of fifty-three funds (the “Funds”).

This report covers the NASDAQ-100® Fund (the “Fund”), a non-diversified investment company. Only Investor Class, A-Class, C-Class and H-Class shares had been issued by the Fund.

The Fund is designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offers unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Fund to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and

26 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

A. The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sales price.

U.S. Government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable

THE RYDEX FUNDS ANNUAL REPORT | 27

NOTES TO FINANCIAL STATEMENTS (continued)

quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of OTC swap agreements entered into by the Fund are accounted for using the unrealized gains or losses on the agreements that are determined by marking the agreements to the last quoted value of the index that the swaps pertain to at the close of the NYSE. The swaps’ values are then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreements.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI under the direction of the Board using methods established or ratified by the Board.

Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

B. Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

28 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

C. Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

E. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

F. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

G. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

H. The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.82% at March 31, 2017.

I. Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety

THE RYDEX FUNDS ANNUAL REPORT | 29

NOTES TO FINANCIAL STATEMENTS (continued)

of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. Financial Instruments and Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund may utilize derivatives for the following purposes:

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Liquidity: the ability to buy or sell exposure with little price/market impact.

Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

30 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the Fund’s use and volume of futures on a quarterly basis:

		Average Notional
Fund	Use	Long
NASDAQ-100® Fund	Index exposure, Liquidity	$37,034,613

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing. Central clearing generally reduces counterparty credit risk and increases liquidity, but central clearing does not make swap transactions risk-free. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as index or basket) or a fixed or variable interest rate. Index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. A fund utilizing a total return index swap bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying index declines in value.

The following table represents the Fund’s use and volume of total return swaps on a quarterly basis:

		Average Notional
Fund	Use	Long
NASDAQ-100® Fund	Index exposure, Liquidity	$128,402,349

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of March 31, 2017:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity contracts		Variation margin
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

THE RYDEX FUNDS ANNUAL REPORT | 31

NOTES TO FINANCIAL STATEMENTS (continued)

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at March 31, 2017:

Asset Derivative Investments Value
Fund	Futures Equity Contracts*	Swaps Equity Contracts	Total Value at March 31, 2017
NASDAQ-100® Fund	$279,534	$484,967	$764,501

Liability Derivative Investments Value
Fund	Futures Equity Contracts*	Swaps Equity Contracts	Total Value at March 31, 2017
NASDAQ-100® Fund	$—	$78,369	$78,369

*
Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended March 31, 2017:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended March 31, 2017:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Total
NASDAQ-100® Fund	$6,372,889	$20,627,908	$27,000,797

32 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Total
NASDAQ-100® Fund	$(120,903)	$(1,482,195)	$(1,603,098)

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. The Fund uses, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.75% of the average daily net assets of the Fund.

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Fund will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Fund to pay annual distribution and service fees of 1.00% of the Fund’s C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended March 31, 2017, GFD retained sales charges of $252,227 relating to sales of A-Class shares of the Trust.

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NOTES TO FINANCIAL STATEMENTS (continued)

Certain trustees and officers of the Trust are also officers of GI and GFD.

On October 4, 2016, Rydex Fund Services, LLC (“RFS”) was purchased by MUFG Investor Services (“MUIS”) and as of that date RFS ceased to be an affiliate of GI. In connection with its acquisition, RFS changed its name to MUFG Investor Services (US), LLC (“MUIS”). This change had no impact on the financial statements of the Trust.

MUIS acts as the Trust’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Trust’s securities and cash. For providing the aforementioned services, MUIS is entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily net assets subject to certain minimum monthly fees and out of pocket expenses.

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The collateral is in the possession of the

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NOTES TO FINANCIAL STATEMENTS (continued)

Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 31, 2017, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
RBC Capital Markets LLC			U.S. Treasury Note
0.72%			2.00%
Due 04/03/17	$157,196,814	$157,206,245	05/31/21	$157,319,700	$160,340,757

HSBC Securities, Inc.			U.S. Treasury Strips
0.68%			0.00%
Due 04/03/17	101,272,070	101,277,809	11/15/42 - 05/15/43	229,169,400	103,297,534

Mizuho Securities LLC			U.S. Treasury Bill
0.71%			0.00%
Due 04/03/17	54,250,554	54,253,764	01/04/18	55,734,200	55,335,700

UMB Financial Corp.			Federal Farm Credit Bank
0.68%			0.60% - 0.85%
Due 04/03/17	15,523,545	15,524,424	04/05/17 - 04/25/17	14,784,000	14,831,151
			Federal Home Loan Bank
			0.88%
			05/24/17	1,000,000	1,003,157
			Total UMB Financial Corp.	15,784,000	15,834,308

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6. Portfolio Securities Loaned

The Fund may lend its securities to approved brokers to earn additional income. Security lending income shown on the Statement of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Fund act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Fund receives cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Fund’s securities lending agreement

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NOTES TO FINANCIAL STATEMENTS (continued)

with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Fund bears the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At March 31, 2017, the Fund participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
NASDAQ-100® Fund	$17,975,667	$(17,975,667)	$—	$18,478,520	$—	$18,478,520

(a)	Actual collateral received by the Fund is greater than the amount shown due to over collateralization.

In the event of counterparty default, the Fund has the right to collect the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

7. Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between

36 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statement of Assets and Liabilities in conformity with U.S. GAAP:

					Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
NASDAQ-100® Fund	Swap equity contracts	$484,967	$—	$484,967	$—	$—	$484,967

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NOTES TO FINANCIAL STATEMENTS (continued)

					Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
NASDAQ-100® Fund	Swap equity contracts	$78,369	$—	$78,369	$78,369	$—	$—

[1]	Exchange-traded futures are excluded from these reported amounts.

8. Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended March 31, 2017 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
NASDAQ-100® Fund	$4,776,285	$9,569,870	$14,346,155

The tax character of distributions paid during the year ended March 31, 2016 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
NASDAQ-100® Fund	$26,051,997	$—	$26,051,997

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

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NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributable earnings/(accumulated losses) at March 31, 2017 was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Capital Loss Carryforward & Other Losses
NASDAQ-100® Fund	$19,093,596	$45,533,323	$276,271,200	$—

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of March 31, 2017, the Fund had no capital loss carryforwards .

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are typically due to net operating losses and utilization of earnings and profits on shareholder redemptions, mark-to-market on futures contracts and losses deferred due to wash sales . Additional differences may result from tax treatment of net investment losses. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on the net assets or NAV per share.

On the Statement of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
NASDAQ-100® Fund	$52,812,344	$2,577,210	$(55,389,554)

At March 31, 2017, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain
NASDAQ-100® Fund	$668,332,402	$279,071,162	$(3,206,559)	$275,864,603

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NOTES TO FINANCIAL STATEMENTS (continued)

9. Securities Transactions

For the year ended March 31, 2017, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
NASDAQ-100® Fund	$534,847,354	$639,712,936

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended March 31, 2017, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain
NASDAQ-100® Fund	$125,961,959	$185,233,037	$42,981,692

10. Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2016, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180416001923/gug65857-ncsr.htm.

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NOTES TO FINANCIAL STATEMENTS (continued)

Transactions during the year ended March 31, 2017, in which the portfolio company is an “affiliated person,” were as follows:

Affiliated issuers by Fund	Value 03/31/16	Additions	Reductions	Value 03/31/17	Shares 03/31/17	Investment Income	Realized Gain
NASDAQ-100® Fund
Guggenheim Strategy Fund I	$63,012,120	$50,649,483	$(101,445,000)	$12,527,345	500,094	$337,780	$132,031
Guggenheim Strategy Fund II	36,088,986	13,202,872	(37,500,000)	11,992,159	479,686	279,295	34,722
	$99,101,106	$63,852,355	$(138,945,000)	$24,519,504		$617,075	$166,753

11. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 12, 2017. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.58% for the year ended March 31, 2017. The Fund did not have any borrowings outstanding under this agreement at March 31, 2017.

Fund	Average Daily Balance
NASDAQ-100® Fund	$406,598

12. Conversion of Advisor Class Shares and Class H Shares

Effective following the close of business on September 30, 2015, all outstanding Advisor Class shares of the NASDAQ-100® Fund were converted into Class H shares of the Fund. The conversion of all outstanding Advisor Class shares was effected by exchanging shareholders’ Advisor Class shares for Class H shares. Advisor Class shareholders of the Fund received Class H shares of the Fund with a value equal to the value of their investment in Advisor Class shares of the Fund on September 30, 2015.

13. Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The

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NOTES TO FINANCIAL STATEMENTS (continued)

plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The Supreme Court has not yet granted or denied the petition for certiorari.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

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NOTES TO FINANCIAL STATEMENTS (continued)

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Series Funds was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.) (the “Creditor Trust Action”). Its funds may also be putative members of the proposed defendant classes in Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), Adv. Pro. No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation Trust Action”) and Weisfelner, as Trustee of the LB Creditor Trust, v. Reichman (In re Lyondell Chemical Co.), Adv. Pro. No. 12-1570 (Bankr. S.D.N.Y.) (“Reichman”).

Similar to the claims made in the Tribune matter, the Weisfelner complaints seek to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008. The Creditor Trust Action and Reichman allege claims against the former Lyondell shareholders under state law for both constructive fraudulent transfer and intentional fraudulent transfer. The Litigation Trust Action alleges a claim against the former Lyondell shareholders under federal law for intentional fraudulent transfer.

On April 7, 2014, the plaintiff filed a Third Amended Complaint in the Creditor Trust Action, a Second Amended Complaint in the Litigation Trust Action, and an Amended Complaint in Reichman.

On May 8, 2014, the plaintiff in the Litigation Trust Action filed a motion to certify a defendant class generally comprised of all former Lyondell shareholders that received proceeds in exchange for their shares in the 2007 merger transaction.

On July 30, 2014, the defendants filed a motion to dismiss these lawsuits. The Bankruptcy Court held oral argument on the motion to dismiss and on the motion for class certification on January 14 and January 15, 2015. On September 15, 2015, the Bankruptcy Court denied the motion for class certification without prejudice to the plaintiff’s right to file a renewed motion. On November 18, 2015, the Bankruptcy Court granted the defendants’ motion to dismiss the intentional fraudulent transfer claims in the Creditor Trust Action, the Litigation Trust Action, and in Reichman, but denied the motion to dismiss the constructive fraudulent transfer claims in the Creditor Trust

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NOTES TO FINANCIAL STATEMENTS (concluded)

Action and in Reichman. The Bankruptcy Court entered final judgment dismissing the Litigation Trust Action, but the plaintiff appealed the dismissal to the U.S. District Court for the Southern District of New York.

On May 4, 2016, the defendants filed a motion to dismiss, or in the alternative, for a stay of, the Creditor Trust Action and Reichman in light of the U.S. Court of Appeals for the Second Circuit’s opinion in the appeal of the Tribune SLCFC actions. On July 20, 2016, the Bankruptcy Court issued a report and recommendation granting the defendants’ motion to dismiss. The U.S. District Court for the Southern District of New York has not yet accepted the Bankruptcy Court’s recommendation or entered a final judgment.

On July 27, 2016, the District Court reversed the Bankruptcy Court and reinstated the federal law intentional fraudulent transfer claim in the Litigation Trust Action and remanded to the Bankruptcy Court for further proceedings. The District Court found that the fraudulent intent that mattered was that of Lyondell’s CEO, not its board, because the CEO’s intent could be imputed to Lyondell under Delaware law agency principles. The District Court did note, however, that plaintiff faces a high standard for proving “actual intent” to harm creditors, and that it remains to be seen whether plaintiff will be able to make this showing. On August 11, 2016, the shareholder defendants filed a motion for reconsideration and/or to certify an interlocutory appeal of the District Court’s opinion. On October 5, 2016, the District Court denied the motion for reconsideration and/or to certify an interlocutory appeal. In light of this ruling, the federal intentional fraudulent conveyance claim will move forward before the Bankruptcy Court, but a schedule for that case has not yet been set.

These lawsuits do not allege any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,725,168; Long Short Equity Fund f/k/a U.S. Long Short Momentum Fund - $2,193,600; Global 130/30 Strategy Fund - $37,920; Hedged Equity Fund - $1,440; and Multi-Hedge Strategies Fund - $1,116,480. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

44 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Rydex Series Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NASDAQ-100® Fund (one of the series constituting the Rydex Series Funds) (the “Fund”) as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian, transfer agent, and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NASDAQ-100® Fund (one of the series constituting the Rydex Series Funds) at March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Tysons, Virginia
May 30, 2017

THE RYDEX FUNDS ANNUAL REPORT | 45

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
NASDAQ-100® Fund	100.00%

Additionally, the following amounts of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	% Qualifying
NASDAQ-100® Fund	100.00%

Additionally, of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2017, the following funds had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively:

Fund	% Qualifying	% STCG Qualifying
NASDAQ-100® Fund	0.00%	100.00%

With respect to the taxable year ended March 31, 2017, the Fund hereby designates as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gains, subject to the 15% rate gains category:	From long-term capital gains, using proceeds from shareholder redemptions:
NASDAQ-100® Fund	$9,569,870	$52,812,344

46 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

THE RYDEX FUNDS ANNUAL REPORT | 47

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INTERESTED TRUSTEE
Donald C. Cacciapaglia** (1951)	President and Trustee from 2012 to present.	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	230
Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Guggenheim Partners Investment Management Holdings, LLC (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

INDEPENDENT TRUSTEES
Angela Brock-Kyle***** (1959)	Trustee from August 2016 to present.	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm) Former: Senior Leader, TIAA (financial services firm) (1987-2012).	135	Infinity Property & Casualty Corporation (2014-present).

48 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INDEPENDENT TRUSTEES - continued
Corey A. Colehour (1945)	Trustee from 1993 to present; Member of the Audit Committee from 1994 to present; Member of the Governance Committee from 2014 to present; and Member of the Investment and Performance Committee from 2014 to present.	Retired.	135	None.
J. Kenneth Dalton (1941)	Trustee from 1995 to present; Chairman and Member of the Audit Committee from 1997 to present; and Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	135	Epiphany Funds (4) (2009-present).
John O. Demaret (1940)	Vice Chairman of the Board from 2014 to present (Chairman of the Board from 2006 to 2014); Trustee and Member of the Audit Committee from 1997 to present; Chairman (since 2014) and Member of the Compliance and Risk Oversight Committee from 2010 to present; Chairman and Member of the Investment and Performance Committee from 2014 to present; and Member of the Nominating Committee from 2014 to present.	Retired.	135	None.

THE RYDEX FUNDS ANNUAL REPORT | 49

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INDEPENDENT TRUSTEES - concluded
Werner E. Keller (1940)	Chairman of the Board from 2014 to present (Vice Chairman of the Board from 2010 to 2014); Trustee and Member of the Audit Committee from 2005 to present; and Member of the Investment and Performance Committee from 2014 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	135	None.
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit Committee from 2005 to present; Member of the Nominating Committee from 2005 to present; and Member of the Governance Committee from 2007 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	135	US Global Investors (GROW) (1995-present).
Patrick T. McCarville (1942)	Trustee from 1997 to present; Member of the Audit Committee from 1997 to present; Chairman and Member of the Nominating Committee from 2004 to present; Chairman and Member of the Governance Committee from 2007 to present; and Member of the Compliance and Risk Oversight Committee from 2014 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	135	None.
Sandra G. Sponem***** (1958)	Trustee from August 2016 to present.	Current: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-present).	135	None.

50 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President (1999-present)
Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

Joanna M. Catalucci (1966)	AML Officer (2016-present)
Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2014-present); AML Officer, certain funds in the Fund Complex (2016-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer (2016-present)
Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer (2016-present)
Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director of Guggenheim Partners Investment Management, LLC (2015-present); Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-present).

Former: Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

THE RYDEX FUNDS ANNUAL REPORT | 51

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - continued
Amy J. Lee (1961)	Vice President (2009-present) and Secretary (2012-present)
Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Glenn McWhinnie (1969)	Assistant Treasurer (2016-present)	Current: Vice President, Guggenheim Investments (2009-present). Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present)
Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Adam J. Nelson (1979)	Assistant Treasurer (2016-present)
Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

52 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer (2016-present)
Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present)
Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Adviser’s parent company.
***
The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

****	Certain of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.
*****	Mses. Brock-Kyle and Sponem commence serving as independent Trustees effective August 18, 2016.

THE RYDEX FUNDS ANNUAL REPORT | 53

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Guggenheim Investments as used herein refers to Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC as well as the funds in the Guggenheim Funds complex (the “funds”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to personal information about you, we hold ourselves to high standards in its safekeeping and use. This means, most importantly, that we do not sell client or account information to anyone—whether you are a current or former Guggenheim Investments client.

The Information We Collect About You and How We Collect It

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Funds or one of the Guggenheim affiliated companies. “Nonpublic personal information” is personally identifiable information about you. For example it includes your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g. purchase and redemption history).

How We Share Your Personal Information

As a matter of policy, we do not disclose your nonpublic personal information to nonaffiliated third parties except as required or permitted by law. As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below.

To complete certain transactions or account changes that you direct, it may be necessary to provide your personal information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. In connection with servicing your accounts or to alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new funds or the services offered through another Guggenheim Investments

54 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your personal information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally we will share personal information about you if we are compelled by law to do so, if you direct us to do so with your consent, or in other circumstances as permitted by law.

How We Safeguard Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Guggenheim Investments, access to such information is limited to those who need it to perform their jobs such as servicing your account, resolving problems or informing you of new products and services.

THE RYDEX FUNDS ANNUAL REPORT | 55

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3.31.2017

Rydex Funds Annual Report

Guggenheim Alternatives Funds
Guggenheim Long Short Equity Fund
Guggenheim Event Driven and Distressed Strategies Fund
Rydex International Equity Funds
Rydex Emerging Markets 2x Strategy Fund
Rydex Inverse Emerging Markets 2x Strategy Fund
Rydex Fixed Income Fund
Rydex Emerging Markets Bond Strategy Fund

GuggenheimInvestments.com	RSTF-ANN-0317x0318

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
LONG SHORT EQUITY FUND	10
EVENT DRIVEN AND DISTRESSED STRATEGIES FUND	23
EMERGING MARKETS 2x STRATEGY FUND	36
INVERSE EMERGING MARKETS 2x STRATEGY FUND	45
EMERGING MARKETS BOND STRATEGY FUND	52
NOTES TO FINANCIAL STATEMENTS	60
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	77
OTHER INFORMATION	78
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	79
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	83

THE RYDEX FUNDS ANNUAL REPORT | 1

March 31, 2017

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for a selection of our alternative strategy Funds (the “Funds”) for the one-year period ended March 31, 2017.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President and Chief Executive Officer
April 30, 2017

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Alternative funds may not be suitable for all investors because of the sophisticated and aggressive investment techniques the funds employ, such as leverage, derivatives and short selling. ● The more you invest in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The use of short selling involves increased risks and costs. You risk paying more for a security than you received from its sale. Theoretically, stocks sold short have the risk of unlimited losses. ● The use of derivatives such as futures, options and swap agreements may expose an investment to additional risks that it would not be subject to if you invested directly in the securities underlying those derivatives. ● Additionally, certain alternative strategies tied to hard assets such as commodities, currencies and real estate, may be subject to greater volatility as they may be affected by overall market movements, changes in interest rates or factors affecting a particular industry, commodity or currency, such as droughts, floods, weather, livestock disease, embargos, tariffs and international economic, political and regulatory developments. ● No investment strategy can guarantee a return in a declining market. Additionally, an investor could lose all or a substantial amount of their investment.

2 | THE RYDEX FUNDS ANNUAL REPORT

March 31, 2017

The Long Short Equity Fund may not be suitable for all investors. ● The Fund is subject to the risk that the Adviser’s use of a momentum-driven investment strategy may cause the Fund to underperform other types of mutual funds that use different investment strategies during periods when momentum investing is out of favor. ● It is possible that the stocks the Fund holds long will decline in value at the same time that the stocks or indices being shorted increase in value, thereby increasing potential losses to the Fund. ● The Fund’s loss on a short sale is potentially unlimited because there is no upper limit on the price a borrowed security could attain. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The use of derivatives, such as futures, options and swap agreements, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund may invest in American Depositary Receipts (“ADRs”) therefore subjecting the value of the Fund’s portfolio to fluctuations in foreign exchange rates. ● This Fund is considered nondiversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. See the prospectus for more information on these and additional risks.

The Event Driven and Distressed Strategies Fund is subject to a number of risks and is not suitable for all investors. ● The Fund’s use of derivatives such as futures, options, structured notes, exchange-traded notes and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● Some of the derivative instruments, such as swaps and structured notes, are also subject to the risks of counterparty default and adverse tax treatment. ● The Fund’s use of short selling involves increased risk and costs, including paying more for a security than it received from its sale and the risk of unlimited losses. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s investments in foreign markets may increase the Fund’s volatility due to the impact of diplomatic, political or economic developments on the country in question. ● Additionally, the Fund’s exposure to foreign currencies subjects the fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currencies. ● The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. ● The Fund’s exposure to the high yield bond market may subject the Fund to greater volatility because (i) it will be affected by the ability of high yield security issuers’ ability to make principal and interest payments and (ii) the prices of derivatives linked to high yield bonds may fluctuate unpredictably and not necessarily in relation to interest rates. ● The Fund’s exposure to the event driven market is considered speculative and may subject the Fund to additional losses. ● In certain circumstances, the Fund may be subject to liquidity risk and it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified Fund. See the prospectus for more information on these and additional risks.

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus. ● The leveraged and Inverse Emerging Markets Funds’ investments in developed and emerging foreign markets may increase the Funds’ volatility due to the impact of diplomatic, political or economic developments on the country in question. ● Additionally, the Funds’ direct and indirect exposure to foreign currencies subjects the Funds to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currencies. ● A Fund’s investment in the securities of non-U.S. companies in the form of American Depositary Receipts (ADRs) poses special risks associated with international investing, including fluctuating exchange rates, government regulations and differences in liquidity, which may affect the volatility and performance of a fund.

The Emerging Markets Bond Strategy Fund may not be suitable for all investors. Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money. ● The Fund’s investments in bonds and financial instruments that in combination have economic characteristics similar to emerging markets bonds carries additional risks when compared to investing in U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question. ● The Fund’s investments in derivatives, including credit default swaps, may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. To the extent the Fund invests in derivatives to seek to hedge risk or limit leveraged exposure created by other investments, there is no guarantee that such hedging strategies will be effective at managing risk or limiting exposure to leveraged investments. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s investments in bank obligations may expose it to adverse developments in or related to the banking industry. ● The Funds use of leverage will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● See the prospectus for more information on these and other risks.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2017

The market optimism that helped lift risk asset prices after the presidential election in November continued through the early part of 2017. The Standard & Poor’s 500® (“S&P 500”) Index* set a new record, high yield corporate bond spreads approached cycle lows, and the 10-year Treasury yield rose to 2.63%, the highest level since 2014. Risk appetite faded as the first quarter drew to a close, however, as investors grappled with the implications of an unsuccessful healthcare reform bill and growing geopolitical risks.

Much of the rise in asset valuations since Donald Trump’s victory has been based on anticipation of his pro-growth policies coming to fruition, an outcome that is far from certain. Asset valuations could be getting a bit ahead of themselves, and becoming more sensitive to a temporary growth scare or setback, especially since the rollout of Trump’s new policies will not be smooth or easy.

Nevertheless, the underlying economy remains on a good trajectory. Tracking estimates for first-quarter real U.S. Gross Domestic Product (“GDP”) growth have fallen in recent weeks despite strong gains in consumer and business sentiment since the election. In late April, after the period ended, the initial estimate of first-quarter GDP growth was 0.7%. However, we attribute a large portion of the apparent weakness to seasonal factors that have depressed as-reported first quarter GDP growth over the past several years. In keeping with this pattern, we would expect the final first-quarter GDP number to be revised higher. More importantly, the prospects for quarterly GDP growth appear stronger going forward.

Consumer spending should benefit from solid income and wealth gains, with household net worth sitting at an all-time high. Recent job gains have been strong, and we anticipate a further acceleration of wage growth as the labor market continues to tighten. Buoyant consumer sentiment and low household debt service outlays also support our positive outlook. On the business investment side, we expect various factors to be supportive, including the uptick in global industrial production growth, the ongoing rise in U.S. oil drilling activity, the surge in small-business optimism, and the recovery in corporate earnings.

On March 15, the Federal Open Market Committee (“FOMC”) raised the U.S. Federal Reserve (the “Fed”) funds target rate by 25 basis points to a range of 0.75–1.0%. The hike itself had little impact on markets because several FOMC members had indicated in the weeks leading up to the meeting that a hike was likely. Looking ahead, we believe that the market is underpricing the likely pace of Fed rate hikes in 2017 and 2018, particularly now that market optimism about fiscal stimulus is waning.

Importantly, Chair Yellen noted that the FOMC’s baseline forecast of two additional rate increases in 2017 and three more in 2018 was not conditioned on expectations for fiscal stimulus. Rather, it reflected a need to gradually remove accommodation due to the fact that the Fed has essentially achieved its dual mandate objectives for employment and inflation. Fiscal easing, she explained, could result in a faster pace of tightening, if it materializes. Markets are skeptical and are pricing in only 1.5 more rate hikes in 2017 and another 1.5 rate hikes in 2018, according to fed funds futures contracts. We expect that the Fed will deliver three more rate hikes in 2017 and another four in 2018.

We expect to see equity and credit investors take more chips off the table unless there is concrete progress on fiscal legislation in Washington, particularly as the Fed demonstrates its desire to tighten even without fiscal stimulus. While we are optimistic about the near-term U.S. economic outlook, current valuations and growing political risks warrant a more defensive stance.

For the 12 months ended March 31, 2017, the S&P 500 Index* returned 17.17%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 11.67%. The return of the MSCI Emerging Markets Index* was 17.22%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 0.44% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 16.39%. The return of the Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.35% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2017

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

BofA Merrill Lynch U.S. Dollar Emerging Markets Sovereign Plus Index tracks the performance of U.S. dollar-denominated emerging market and crossover sovereign debt publicly issued in the eurobond or U.S. domestic market. Qualifying countries must have a BBB1 or lower foreign currency long-term sovereign debt rating (based on an average of Moody’s, S&P and Fitch). Countries that are not rated, or that are rated “D” or “SD” by one or several rating agencies qualify for inclusion in the index but individual non-performing securities are removed. Qualifying securities must have at least one year remaining term to final maturity, at least 18 months to maturity at point of issuance, a fixed or floating coupon and a minimum amount outstanding of $250 million. Local currency debt is excluded from the Index. Index constituents are capitalization-weighted based on their current amount outstanding times the market price plus accrued interest.

BNY Mellon Emerging Markets 50 ADR Index is capitalization-weighted and designed to track the performance of approximately 50 emerging market-based depositary receipts.

Credit Suisse Event Driven Liquid Index reflects the returns of a dynamic basket of liquid, investable market factors selected and weighted in accordance with an algorithm that aims to approximate the aggregate returns of the universe of event driven hedge fund managers, as represented by the Event Driven sector of the Dow Jones Credit Suisse Hedge Fund Index.

HFRX Equity Hedge Index is designed to be representative of the overall composition of the equity hedge segment of the hedge fund universe. In an equity hedge strategy both long and short positions primarily in equities are maintained. Equities which are believed to be undervalued are bought and equities which are believed to be overvalued are sold.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

THE RYDEX FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Emerging Markets 2x Strategy Fund and Inverse Emerging Markets 2x Strategy Fund described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$ 10.00
Day 1	106	6.0%	9.0%	$ 10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2016 and ending March 31, 2017.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2016	Ending Account Value March 31, 2017	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Long Short Equity Fund
A-Class	2.14%	1.54%	$ 1,000.00	$ 1,015.40	$ 10.75
C-Class	2.89%	1.15%	1,000.00	1,011.50	14.49
P-Class	2.14%	1.54%	1,000.00	1,015.40	10.75
Institutional Class	1.89%	1.70%	1,000.00	1,017.00	9.50
Event Driven and Distressed Strategies Fund
A-Class	1.90%	1.39%	1,000.00	1,013.90	9.54
C-Class	2.65%	1.02%	1,000.00	1,010.20	13.28
P-Class	1.90%	1.39%	1,000.00	1,013.90	9.54
Institutional Class	1.65%	1.55%	1,000.00	1,015.50	8.29
Emerging Markets 2x Strategy Fund
A-Class	1.77%	9.79%	1,000.00	1,097.90	9.26
C-Class	2.52%	9.40%	1,000.00	1,094.00	13.16
H-Class	1.77%	9.69%	1,000.00	1,096.90	9.25
Inverse Emerging Markets 2x Strategy Fund
A-Class	1.76%	(14.84%)	1,000.00	851.60	8.12
C-Class	2.47%	(15.12%)	1,000.00	848.80	11.39
H-Class	1.77%	(14.77%)	1,000.00	852.30	8.17
Emerging Markets Bond Strategy Fund
A-Class	1.58%	(1.62%)	1,000.00	983.80	7.81
C-Class	2.34%	(1.99%)	1,000.00	980.10	11.55
H-Class	1.58%	(1.65%)	1,000.00	983.50	7.81

8 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2016	Ending Account Value March 31, 2017	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Long Short Equity Fund
A-Class	2.14%	5.00%	$ 1,000.00	$ 1,014.26	$ 10.75
C-Class	2.89%	5.00%	1,000.00	1,010.52	14.49
P-Class	2.14%	5.00%	1,000.00	1,014.26	10.75
Institutional Class	1.89%	5.00%	1,000.00	1,015.51	9.50
Event Driven and Distressed Strategies Fund
A-Class	1.90%	5.00%	1,000.00	1,015.46	9.55
C-Class	2.65%	5.00%	1,000.00	1,011.72	13.29
P-Class	1.90%	5.00%	1,000.00	1,015.46	9.55
Institutional Class	1.65%	5.00%	1,000.00	1,016.70	8.30
Emerging Markets 2x Strategy Fund
A-Class	1.77%	5.00%	1,000.00	1,016.11	8.90
C-Class	2.52%	5.00%	1,000.00	1,012.37	12.64
H-Class	1.77%	5.00%	1,000.00	1,016.11	8.90
Inverse Emerging Markets 2x Strategy Fund
A-Class	1.76%	5.00%	1,000.00	1,016.16	8.85
C-Class	2.47%	5.00%	1,000.00	1,012.62	12.39
H-Class	1.77%	5.00%	1,000.00	1,016.11	8.90
Emerging Markets Bond Strategy Fund
A-Class	1.58%	5.00%	1,000.00	1,017.05	7.95
C-Class	2.34%	5.00%	1,000.00	1,013.26	11.75
H-Class	1.58%	5.00%	1,000.00	1,017.05	7.95

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest.
[2]
Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2016 to March 31, 2017.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

LONG SHORT EQUITY FUND

OBJECTIVE: Seeks long-term capital appreciation.

For the one-year period ended March 31, 2017, the Long Short Equity Fund P-Class returned 3.53%. The Fund’s benchmark, the HFRX Equity Hedge Index, returned 5.90%.

The Fund had annualized risk of 6.6%, which was higher than the 5.1% annualized risk of the HFRX Equity Hedge Fund Index. Realized beta for the Fund came in at 0.7 relative to the benchmark for this one-year period.

On a gross return basis, risk factors contributed -1.44% to Fund performance. Risk factors that contributed positively to performance were Earnings/Price and Dividend Yield, contributing 0.65% and 0.31%, respectively. Risk factors that contributed negatively to performance included Log of Market Cap and Price Volatility, detracting 0.87% and 0.73%, respectively. The Fund’s average forecast beta of 49% was the greatest contributor at 8.93%. Stock-specific risk detracted 1.2% on a gross basis for the year.

Industry factors added 1.1% on a gross basis. Industries that contributed positively to performance were Electronics and Regional Banks, contributing 0.60% and 0.36%, respectively. Industries that contributed negatively to performance were Oil Services and Precious Metals, detracting 0.29% and 0.18%, respectively.

For the year, the Fund’s average long exposure was 88% of Fund assets, while its corresponding short exposure was -37%.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. Investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

10 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Inception Dates:
A-Class	March 31, 2004
C-Class	March 22, 2002
P-Class	March 22, 2002
Institutional Class	November 30, 2011

Cumulative Fund Performance*

Ten Largest Long Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	6.3%
White Mountains Insurance Group Ltd.	0.7%
Darden Restaurants, Inc.	0.6%
Stanley Black & Decker, Inc.	0.6%
AMERCO	0.6%
Clear Channel Outdoor Holdings, Inc. — Class A	0.6%
DST Systems, Inc.	0.6%
Teradyne, Inc.	0.6%
Valvoline, Inc.	0.6%
Lazard Ltd. — Class A	0.6%
Top Ten Total	11.8%

“Ten Largest Long Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*
Periods Ended March 31, 2017

	1 Year	5 Year	10 Year
A-Class Shares	3.54%	3.61%	1.81%
A-Class Shares with sales charge†	-1.37%	2.61%	1.32%
C-Class Shares	2.77%	2.84%	1.05%
C-Class Shares with CDSC‡	1.77%	2.84%	1.05%
P-Class Shares	3.53%	3.60%	1.81%
Russell 3000 Index	18.07%	13.18%	7.54%
S&P 500 Index	17.17%	13.30%	7.51%
HFRX Equity Hedge Index	5.90%	2.68%	-1.10%

	1 Year	5 Year	Since Inception (11/30/11)
Institutional Class Shares	3.94%	3.89%	5.07%
Russell 3000 Index	18.07%	13.18%	15.06%
S&P 500 Index	17.17%	13.30%	15.16%
HFRX Equity Hedge Index	5.90%	2.68%	3.09%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The HFRX Equity Hedge Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and P-Class shares only; performance for C-Class shares and Institutional Class shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	March 31, 2017
LONG SHORT EQUITY FUND

	Shares	Value

COMMON STOCKS† - 88.0%

Financial - 24.7%
White Mountains Insurance Group Ltd.[1]	257	$226,127
Lazard Ltd. — Class A1	4,092	188,191
CIT Group, Inc.	4,315	185,243
Chimera Investment Corp.[1]	9,158	184,809
First American Financial Corp.[1]	4,617	181,356
Two Harbors Investment Corp.[1]	18,862	180,887
AGNC Investment Corp.[1]	9,006	179,129
Annaly Capital Management, Inc.[1]	16,120	179,093
American Financial Group, Inc.[1]	1,850	176,527
Federated Investors, Inc. — Class B1	6,691	176,241
MFA Financial, Inc.[1]	21,758	175,805
Principal Financial Group, Inc.[1]	2,771	174,878
Starwood Property Trust, Inc.[1]	7,743	174,837
Mercury General Corp.[1]	2,865	174,736
Navient Corp.[1]	11,820	174,463
ProAssurance Corp.[1]	2,893	174,303
Cullen/Frost Bankers, Inc.[1]	1,955	173,937
Old Republic International Corp.[1]	8,422	172,483
Air Lease Corp. — Class A1	4,450	172,438
Bank of Hawaii Corp.[1]	2,092	172,297
SEI Investments Co.[1]	3,411	172,051
T. Rowe Price Group, Inc.[1]	2,518	171,601
American National Insurance Co.[1]	1,449	171,025
Axis Capital Holdings Ltd.[1]	2,546	170,658
BOK Financial Corp.[1]	2,168	169,689
Synovus Financial Corp.[1]	4,106	168,428
Berkshire Hathaway, Inc. — Class B*,1	1,006	167,680
East West Bancorp, Inc.[1]	3,240	167,216
Regions Financial Corp.[1]	11,490	166,950
Associated Banc-Corp.[1]	6,841	166,920
Commerce Bancshares, Inc.[1]	2,970	166,795
Eaton Vance Corp.[1]	3,709	166,757
Invesco Ltd.[1]	5,439	166,597
PacWest Bancorp[1]	3,123	166,331
Artisan Partners Asset Management, Inc. — Class A1	6,009	165,848
Assured Guaranty Ltd.[1]	4,390	162,913
Aspen Insurance Holdings Ltd.[1]	3,122	162,500
Popular, Inc.[1]	3,980	162,105
Santander Consumer USA Holdings, Inc.*,1	12,125	161,505
First Horizon National Corp.[1]	8,676	160,506
TCF Financial Corp.[1]	9,405	160,073
BB&T Corp.[1]	3,570	159,579
Voya Financial, Inc.[1]	4,196	159,280
Lincoln National Corp.[1]	2,398	156,949
Everest Re Group Ltd.[1]	601	140,520
Raymond James Financial, Inc.[1]	1,806	137,725
Host Hotels & Resorts, Inc.[1]	7,125	132,953
AmTrust Financial Services, Inc.[1]	6,596	121,762
LPL Financial Holdings, Inc.[1]	2,036	81,094
Torchmark Corp.[1]	544	41,910
Nasdaq, Inc.[1]	362	25,141
Citigroup, Inc.[1]	359	21,475
Erie Indemnity Co. — Class A1	135	16,565
Western Alliance Bancorporation*,1	239	11,733
Interactive Brokers Group, Inc. — Class A1	186	6,458
Total Financial		8,305,072

Industrial - 18.3%
Stanley Black & Decker, Inc.[1]	1,450	192,661
Snap-on, Inc.[1]	1,107	186,718
Cognex Corp.[1]	2,195	184,270
Northrop Grumman Corp.[1]	771	183,374
Orbital ATK, Inc.[1]	1,864	182,672
Parker-Hannifin Corp.[1]	1,130	181,162
HEICO Corp. — Class A1	2,406	180,450
Cummins, Inc.[1]	1,193	180,382
Valmont Industries, Inc.[1]	1,153	179,292
Timken Co.[1]	3,961	179,037
National Instruments Corp.[1]	5,462	177,843
Trimble, Inc.*,1	5,540	177,336
Crane Co.[1]	2,362	176,749
ITT, Inc.[1]	4,293	176,099
Hexcel Corp.[1]	3,197	174,396
Gentex Corp.[1]	8,164	174,138
General Dynamics Corp.[1]	928	173,722
Oshkosh Corp.[1]	2,532	173,670
Sonoco Products Co.[1]	3,263	172,678
Boeing Co.[1]	967	171,024
Trinity Industries, Inc.[1]	6,295	167,132
Huntington Ingalls Industries, Inc.	829	165,999
USG Corp.*,1	5,218	165,933
Spirit AeroSystems Holdings, Inc. — Class A1	2,840	164,493
Landstar System, Inc.[1]	1,876	160,679
Lincoln Electric Holdings, Inc.[1]	1,846	160,344
KBR, Inc.[1]	10,649	160,054
Wabtec Corp.[1,2]	2,040	159,120
Graphic Packaging Holding Co.[1]	12,145	156,306
AGCO Corp.[1]	2,568	154,542
SunPower Corp. — Class A*,1,2	21,671	132,193
Terex Corp.[1]	3,916	122,962
Jacobs Engineering Group, Inc.[1]	1,991	110,063
BWX Technologies, Inc.[1]	2,229	106,100
Cree, Inc.*,1	3,906	104,407
Lockheed Martin Corp.[1]	325	86,970
FLIR Systems, Inc.[1]	1,916	69,512
Fluor Corp.[1]	1,154	60,723
Ingersoll-Rand plc[1]	701	57,005
IDEX Corp.[1]	465	43,482
Owens Corning[1]	425	26,082
Arconic, Inc.[1]	658	17,332
Donaldson Company, Inc.[1]	346	15,750
Total Industrial		6,144,856

Consumer, Cyclical - 12.4%
Darden Restaurants, Inc.[1]	2,432	203,485
Copa Holdings S.A. — Class A1	1,667	187,120
Dolby Laboratories, Inc. — Class A1	3,537	185,374
WW Grainger, Inc.[1]	794	184,810
Harley-Davidson, Inc.[1]	3,041	183,981

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
LONG SHORT EQUITY FUND

	Shares	Value

Vail Resorts, Inc.[1]	954	$183,073
Choice Hotels International, Inc.[1]	2,859	178,973
Regal Entertainment Group — Class A1,2	7,888	178,111
Dunkin’ Brands Group, Inc.[1]	3,252	177,819
Brinker International, Inc.[1,2]	4,036	177,423
Fastenal Co.[1]	3,418	176,027
Spirit Airlines, Inc.*,1	3,295	174,866
Lions Gate Entertainment Corp. — Class A1	6,569	174,473
Watsco, Inc.[1]	1,217	174,250
MSC Industrial Direct Company, Inc. — Class A1	1,677	172,329
WESCO International, Inc.*,1	2,445	170,050
HD Supply Holdings, Inc.*,1	4,110	169,024
General Motors Co.[1]	4,655	164,601
Extended Stay America, Inc.[1]	10,117	161,265
Alaska Air Group, Inc.[1]	1,731	159,633
GameStop Corp. — Class A	6,535	147,364
Thor Industries, Inc.[1]	1,508	144,964
PACCAR, Inc.[1]	1,701	114,307
Yum! Brands, Inc.[1]	1,700	108,630
Penske Automotive Group, Inc.[1]	1,365	63,896
Domino’s Pizza, Inc.[1]	343	63,215
Six Flags Entertainment Corp.[1]	109	6,484
Total Consumer, Cyclical		4,185,547

Technology - 11.5%
DST Systems, Inc.[1]	1,556	190,609
Teradyne, Inc.[1]	6,098	189,648
Western Digital Corp.[1]	2,272	187,508
Texas Instruments, Inc.[1]	2,317	186,658
Atlassian Corporation plc — Class A*,1	6,119	183,264
Skyworks Solutions, Inc.[1]	1,864	182,635
Qorvo, Inc.*,1	2,661	182,438
Hewlett Packard Enterprise Co.[1]	7,644	181,163
Apple, Inc.[1]	1,260	181,012
HP, Inc.[1]	10,116	180,874
QUALCOMM, Inc.[1]	3,147	180,448
Synopsys, Inc.*,1	2,480	178,882
Maxim Integrated Products, Inc.[1]	3,959	177,997
Cypress Semiconductor Corp.[1]	12,834	176,596
Xilinx, Inc.[1]	3,046	176,333
Xerox Corp.[1]	23,988	176,072
NetApp, Inc.[1]	4,122	172,506
Broadcom Ltd.[1]	781	171,008
Marvell Technology Group Ltd.[1]	10,963	167,295
NCR Corp.*,1	3,606	164,722
CDK Global, Inc.[1]	2,455	159,600
Applied Materials, Inc.[1]	2,077	80,795
Intel Corp.[1]	891	32,138
Total Technology		3,860,201

Consumer, Non-cyclical - 10.0%
AMERCO[1]	504	192,120
IDEXX Laboratories, Inc.*,1	1,197	185,068
Herc Holdings, Inc.*,1	3,717	181,724
Cooper Cos., Inc.[1]	906	181,099
Juno Therapeutics, Inc.*,2	8,152	180,893
Philip Morris International, Inc.[1]	1,598	180,414
Morningstar, Inc.[1]	2,294	180,309
Baxter International, Inc.[1]	3,446	178,710
VWR Corp.*,1	6,269	176,785
Alnylam Pharmaceuticals, Inc.*,1	3,424	175,480
United Rentals, Inc.*,1	1,378	172,319
Alkermes plc*,1	2,890	169,066
Teleflex, Inc.[1]	868	168,157
Blue Buffalo Pet Products, Inc.*,1	7,019	161,437
Seattle Genetics, Inc.*,1	2,557	160,733
West Pharmaceutical Services, Inc.[1]	1,796	146,572
Patheon N.V.*,1	5,459	143,791
Ionis Pharmaceuticals, Inc.*,1,2	3,220	129,444
Quanta Services, Inc.*,1	2,503	92,887
Bruker Corp.[1]	3,384	78,949
Quintiles IMS Holdings, Inc.*,1	638	51,378
Intrexon Corp.*,1,2	2,579	51,116
TransUnion*,1	863	33,096
Total Consumer, Non-cyclical		3,371,547

Communications - 4.2%
Clear Channel Outdoor Holdings, Inc. — Class A1	31,745	192,057
T-Mobile US, Inc.*,1	2,796	180,593
United States Cellular Corp.*,1	4,836	180,528
Cable One, Inc.[1]	284	177,350
Telephone & Data Systems, Inc.[1]	6,678	177,034
Sprint Corp.*,1	19,795	171,821
Thomson Reuters Corp.[1]	3,921	169,505
FactSet Research Systems, Inc.[1,2]	1,003	165,405
Total Communications		1,414,293

Basic Materials - 3.1%
Valvoline, Inc.[1,2]	7,700	189,035
Versum Materials, Inc.[1]	5,712	174,787
LyondellBasell Industries N.V. — Class A1	1,837	167,517
AdvanSix, Inc.*,1	6,081	166,133
Tahoe Resources, Inc.[1]	19,812	159,090
Huntsman Corp.[1]	4,822	118,332
Royal Gold, Inc.[1]	982	68,789
Total Basic Materials		1,043,683

Energy - 2.9%
HollyFrontier Corp.[1]	6,187	175,340
Targa Resources Corp.[1]	2,868	171,793
Murphy Oil Corp.[1]	5,351	152,985
Frank’s International N.V.[1,2]	14,140	149,460
First Solar, Inc.*,1,2	5,115	138,617
Marathon Oil Corp.[1]	6,190	97,802
Marathon Petroleum Corp.[1]	1,845	93,246
Total Energy		979,243

Utilities - 0.9%
AES Corp.[1]	15,295	170,998
Hawaiian Electric Industries, Inc.[1]	2,212	73,682

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
LONG SHORT EQUITY FUND

	Shares	Value

SCANA Corp.[1]	748	$48,882
Total Utilities		293,562

Total Common Stocks
(Cost $27,711,214)		29,598,004

MUTUAL FUNDS† - 6.3%
Guggenheim Strategy Fund I3	84,265	2,110,841
Guggenheim Strategy Fund II3	584	14,592
Total Mutual Funds
(Cost $2,118,397)		2,125,433

	Face Amount

REPURCHASE AGREEMENTS††,4 – 10.0%
RBC Capital Markets LLC issued 03/31/17 at 0.72% due 04/03/17	$1,776,648	1,776,648
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	1,144,583	1,144,583
Mizuho Securities LLC issued 03/31/17 at 0.71% due 04/03/17	247,889	247,889
UMB Financial Corp. issued 03/31/17 at 0.68% due 04/03/17	175,448	175,448
Total Repurchase Agreements
(Cost $3,344,568)		3,344,568

	Shares

SECURITIES LENDING COLLATERAL†,5 - 2.1%
First American Government Obligations Fund — Class Z, 0.61%[6]	717,756	717,756
Total Securities Lending Collateral
(Cost $717,756)		717,756
Total Investments – 106.4%
(Cost $33,891,935)		$35,785,761

COMMON STOCKS SOLD SHORT† - (33.8)%

Basic Materials - (0.4)%
United States Steel Corp.	1,748	(59,100)
Freeport-McMoRan, Inc.*	4,430	(59,185)
Total Basic Materials		(118,285)

Utilities - (0.7)%
NextEra Energy, Inc.	245	(31,451)
NRG Energy, Inc.	2,622	(49,031)
American Water Works Co., Inc.	1,010	(78,548)
Eversource Energy	1,508	(88,640)
Total Utilities		(247,670)

Industrial - (1.7)%
Deere & Co.	33	(3,592)
Honeywell International, Inc.	38	(4,745)
Johnson Controls International plc	273	(11,499)
United Parcel Service, Inc. — Class B	232	(24,894)
Caterpillar, Inc.	285	(26,437)
Zebra Technologies Corp. — Class A*	849	(77,471)
Roper Technologies, Inc.	410	(84,661)
General Electric Co.	2,918	(86,956)
3M Co.	460	(88,012)
FedEx Corp.	453	(88,403)
Agilent Technologies, Inc.	1,690	(89,350)
Total Industrial		(586,020)

Energy - (1.9)%
Gulfport Energy Corp.*	261	(4,487)
Newfield Exploration Co.*	942	(34,769)
Laredo Petroleum, Inc.*	3,615	(52,779)
Ensco plc — Class A	8,880	(79,476)
Transocean Ltd.*	6,505	(80,987)
Diamondback Energy, Inc.*	849	(88,054)
Parsley Energy, Inc. — Class A*	2,783	(90,475)
Southwestern Energy Co.*	11,414	(93,253)
Weatherford International plc*	15,227	(101,260)
Total Energy		(625,540)

Technology - (2.6)%
NVIDIA Corp.	293	(31,916)
Oracle Corp.	1,440	(64,238)
athenahealth, Inc.*	747	(84,179)
International Business Machines Corp.	487	(84,806)
First Data Corp. — Class A*	5,473	(84,832)
ServiceNow, Inc.*	998	(87,295)
Workday, Inc. — Class A*	1,053	(87,694)
Splunk, Inc.*	1,409	(87,767)
Allscripts Healthcare Solutions, Inc.*	7,256	(92,006)
Conduent, Inc.*	5,521	(92,642)
Cerner Corp.*	1,575	(92,689)
Total Technology		(890,064)

Communications - (2.9)%
Palo Alto Networks, Inc.*	106	(11,944)
Alphabet, Inc. — Class A*	60	(50,868)
Facebook, Inc. — Class A*	369	(52,416)
TripAdvisor, Inc.*	1,708	(73,717)
Twitter, Inc.*	5,110	(76,395)
Amazon.com, Inc.*	93	(82,448)
Verizon Communications, Inc.	1,756	(85,605)
Groupon, Inc. — Class A*	21,897	(86,055)
DISH Network Corp. — Class A*	1,442	(91,553)
Liberty Expedia Holdings, Inc. — Class A*	2,025	(92,097)
Expedia, Inc.	734	(92,609)
Netflix, Inc.*	639	(94,451)
Priceline Group, Inc.*	58	(103,239)
Total Communications		(993,397)

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
LONG SHORT EQUITY FUND

	Shares	Value

Financial - (3.3)%
KeyCorp	604	$(10,739)
Bank of America Corp.	978	(23,071)
American Tower Corp. — Class A	342	(41,567)
Colony NorthStar, Inc. — Class A	6,281	(81,088)
New York Community Bancorp, Inc.	5,866	(81,948)
Simon Property Group, Inc.	487	(83,779)
CBRE Group, Inc. — Class A*	2,414	(83,983)
Jones Lang LaSalle, Inc.	755	(84,145)
American Homes 4 Rent — Class A	3,753	(86,169)
Outfront Media, Inc.	3,275	(86,951)
Howard Hughes Corp.*	744	(87,234)
Visa, Inc. — Class A	988	(87,804)
Equinix, Inc.	227	(90,884)
SBA Communications Corp.*	765	(92,083)
Realogy Holdings Corp.	3,188	(94,970)
Total Financial		(1,116,415)

Consumer, Cyclical - (9.8)%
Advance Auto Parts, Inc.	270	(40,030)
Dollar General Corp.	652	(45,464)
DR Horton, Inc.	1,466	(48,832)
CalAtlantic Group, Inc.	1,378	(51,606)
World Fuel Services Corp.	1,647	(59,704)
Costco Wholesale Corp.	387	(64,896)
Lululemon Athletica, Inc.*	1,341	(69,558)
Tesla, Inc.*	269	(74,863)
CarMax, Inc.*	1,360	(80,540)
Macy’s, Inc.	2,770	(82,103)
Newell Brands, Inc.	1,781	(84,010)
Target Corp.	1,533	(84,606)
Whirlpool Corp.	494	(84,637)
Kohl’s Corp.	2,129	(84,755)
CVS Health Corp.	1,085	(85,173)
Walgreens Boots Alliance, Inc.	1,029	(85,458)
MGM Resorts International	3,121	(85,515)
NIKE, Inc. — Class B	1,547	(86,214)
Under Armour, Inc. — Class C*	4,722	(86,413)
J.C. Penney Company, Inc.*	14,059	(86,603)
Dillard’s, Inc. — Class A	1,659	(86,666)
Home Depot, Inc.	593	(87,070)
Kate Spade & Co.*	3,764	(87,438)
Nordstrom, Inc.	1,895	(88,250)
Vista Outdoor, Inc.*	4,299	(88,516)
Mattel, Inc.	3,457	(88,534)
Brunswick Corp.	1,447	(88,556)
TJX Cos., Inc.	1,120	(88,570)
Hanesbrands, Inc.	4,288	(89,019)
Hasbro, Inc.	899	(89,738)
Dollar Tree, Inc.*	1,145	(89,837)
Ralph Lauren Corp. — Class A	1,102	(89,945)
Toll Brothers, Inc.*	2,507	(90,528)
Wal-Mart Stores, Inc.	1,257	(90,605)
Carter’s, Inc.	1,009	(90,608)
VF Corp.	1,673	(91,965)
Michael Kors Holdings Ltd.*	2,417	(92,112)
Skechers U.S.A., Inc. — Class A*	3,440	(94,428)
Coach, Inc.	2,311	(95,514)
PVH Corp.	979	(101,295)
Total Consumer, Cyclical		(3,280,174)

Consumer, Non-cyclical - (10.5)%
McKesson Corp.	78	(11,564)
Acadia Healthcare Co., Inc.*	314	(13,690)
Biogen, Inc.*	112	(30,623)
Alexion Pharmaceuticals, Inc.*	279	(33,826)
Clorox Co.	362	(48,808)
Pfizer, Inc.	1,532	(52,410)
Incyte Corp.*	406	(54,270)
Tenet Healthcare Corp.*	4,195	(74,294)
Mallinckrodt plc*	1,691	(75,368)
Mylan N.V.*	1,948	(75,953)
Perrigo Company plc	1,145	(76,016)
Brookdale Senior Living, Inc. — Class A*	5,833	(78,337)
Endo International plc*	7,086	(79,080)
Express Scripts Holding Co.*	1,235	(81,399)
Brown-Forman Corp. — Class B	1,795	(82,893)
Merck & Company, Inc.	1,320	(83,873)
Thermo Fisher Scientific, Inc.	549	(84,326)
Molson Coors Brewing Co. — Class B	882	(84,416)
AmerisourceBergen Corp. — Class A	958	(84,783)
Allergan plc	356	(85,056)
UnitedHealth Group, Inc.	520	(85,285)
Edgewell Personal Care Co.*	1,168	(85,428)
DaVita, Inc.*	1,258	(85,506)
Bunge Ltd.	1,082	(85,759)
Zoetis, Inc.	1,607	(85,766)
Service Corp. International	2,813	(86,865)
Kroger Co.	2,969	(87,556)
Sysco Corp.	1,688	(87,641)
Akorn, Inc.*	3,645	(87,772)
Coca-Cola Co.	2,070	(87,851)
PayPal Holdings, Inc.*	2,046	(88,019)
Whole Foods Market, Inc.	2,962	(88,031)
Eli Lilly & Co.	1,050	(88,316)
Centene Corp.*	1,241	(88,434)
Celgene Corp.*	713	(88,719)
PepsiCo, Inc.	794	(88,817)
Johnson & Johnson	714	(88,929)
Regeneron Pharmaceuticals, Inc.*	230	(89,127)
US Foods Holding Corp.*	3,196	(89,424)
Constellation Brands, Inc. — Class A	553	(89,625)
AbbVie, Inc.	1,390	(90,571)
ServiceMaster Global Holdings, Inc.*	2,209	(92,226)
H&R Block, Inc.	4,039	(93,907)
Graham Holdings Co. — Class B	158	(94,729)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
LONG SHORT EQUITY FUND

	Shares	Value

Sprouts Farmers Market, Inc.*	4,859	$(112,339)
Total Consumer, Non-cyclical		(3,527,627)

Total Common Stocks Sold Short
(Proceeds $11,151,251)		(11,385,192)
Total Securities Sold Short- (33.8)%
(Proceeds $11,151,251)		$(11,385,192)
Other Assets & Liabilities, net - 27.4%		9,218,950
Total Net Assets - 100.0%		$33,619,519

	Contracts	Unrealized Gain

EQUITY FUTURES CONTRACTS SOLD SHORT†
June 2017 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $589,500)	5	$2,656

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as short security collateral at March 31, 2017.
[2]	All or portion of this security is on loan at March 31, 2017 — See Note 6.
[3]	Affiliated issuer — See Note 10.
[4]	Repurchase Agreements — See Note 5.
[5]	Securities lending collateral — See Note 6.
[6]	Rate indicated is the 7 day yield as of March 31, 2017.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$29,598,004	$—	$—	$—	$—	$29,598,004
Equity Futures Contracts	—	2,656	—	—	—	2,656
Mutual Funds	2,125,433	—	—	—	—	2,125,433
Repurchase Agreements	—	—	3,344,568	—	—	3,344,568
Securities Lending Collateral	717,756	—	—	—	—	717,756
Total	$32,441,193	$2,656	$3,344,568	$—	$—	$35,788,417

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$11,385,192	$—	$—	$—	$—	$11,385,192

*	Other financial instruments include futures contracts which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets:
Investments in unaffiliated issuers, at value - including $701,650 of securities loaned (cost $28,428,970)	$30,315,760
Investments in affiliated issuers, at value (cost $2,118,397)	2,125,433
Repurchase agreements, at value (cost $3,344,568)	3,344,568
Total investments (cost $33,891,935)	35,785,761
Segregated cash with broker	9,975,735
Receivables:
Dividends	50,141
Fund shares sold	12,275
Variation margin	1,650
Securities lending income	825
Interest	65
Total assets	45,826,452

Liabilities:
Securities sold short, at value (proceeds $11,151,251)	11,385,192
Payable for:
Return of securities loaned	717,756
Management fees	26,067
Distribution and service fees	15,508
Fund shares redeemed	14,232
Transfer agent and administrative fees	7,241
Securities purchased	3,547
Portfolio accounting fees	2,897
Miscellaneous	34,493
Total liabilities	12,206,933
Commitments and contingent liabilities (Note 13)	—
Net assets	$33,619,519

Net assets consist of:
Paid in capital	$51,453,733
Accumulated net investment loss	(26,950)
Accumulated net realized loss on investments	(19,469,805)
Net unrealized appreciation on investments	1,662,541
Net assets	$33,619,519

A-Class:
Net assets	$4,615,038
Capital shares outstanding	292,011
Net asset value per share	$15.80
Maximum offering price per share (Net asset value divided by 95.25%)	$16.59

C-Class:
Net assets	$13,235,000
Capital shares outstanding	938,297
Net asset value per share	$14.11

P-Class:
Net assets	$13,779,322
Capital shares outstanding	869,077
Net asset value per share	$15.86

Institutional Class:
Net assets	$1,990,159
Capital shares outstanding	123,560
Net asset value per share	$16.11

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

LONG SHORT EQUITY FUND

STATEMENT OF OPERATIONS
Year Ended March 31, 2017

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $948)	$649,378
Dividends from securities of affiliated issuers	36,133
Interest	10,494
Income from securities lending, net	4,793
Total investment income	700,798

Expenses:
Management fees	376,960
Transfer agent and administrative fees	104,711
Distribution and service fees:
A-Class	18,665
C-Class	148,684
P-Class	46,616
Portfolio accounting fees	41,884
Short sales dividend expense	205,927
Prime broker interest expense	30,502
Custodian fees	6,387
Trustees’ fees*	3,864
Miscellaneous	64,514
Total expenses	1,048,714
Net investment loss	(347,916)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$3,868,911
Futures contracts	(153,719)
Securities sold short	(1,690,166)
Net realized gain	2,025,026
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,017,806
Investments in affiliated issuers	17,851
Securities sold short	(1,272,390)
Futures contracts	(3,281)
Net change in unrealized appreciation (depreciation)	(240,014)
Net realized and unrealized gain	1,785,012
Net increase in net assets resulting from operations	$1,437,096

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(347,916)	$(483,912)
Net realized gain (loss) on investments	2,025,026	(1,957,832)
Net change in unrealized appreciation (depreciation) on investments	(240,014)	(644,249)
Net increase (decrease) in net assets resulting from operations	1,437,096	(3,085,993)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,205,531	11,165,376
C-Class	193,581	909,384
P-Class	2,123,896	16,740,494 *
Institutional Class	3,533,696	305,681
Cost of shares redeemed
A-Class	(7,699,271)	(5,781,828)
C-Class	(4,150,079)	(2,910,089)
P-Class	(12,473,835)	(12,054,766)*
Institutional Class	(2,115,992)	(60,140)
Net increase (decrease) from capital share transactions	(19,382,473)	8,314,112
Net increase (decrease) in net assets	(17,945,377)	5,228,119

Net assets:
Beginning of year	51,564,896	46,336,777
End of year	$33,619,519	$51,564,896
Accumulated net investment loss at end of year	$(26,950)	$—

Capital share activity:
Shares sold
A-Class	78,033	702,460
C-Class	13,820	63,821
P-Class	136,345	1,069,799 *
Institutional Class	222,295	19,194
Shares redeemed
A-Class	(494,029)	(369,701)
C-Class	(297,144)	(205,085)
P-Class	(800,988)	(771,059)*
Institutional Class	(132,630)	(3,751)
Net increase (decrease) in shares	(1,274,298)	505,678

*	H-Class shares redesignated as P-Class shares effective following the close of business on April 30, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$15.26	$16.16	$15.07	$13.48	$13.28
Income (loss) from investment operations:
Net investment income (loss)[a]	(.09)	(.10)	(.06)	(.13)	(.05)
Net gain (loss) on investments (realized and unrealized)	.63	(.80)	1.15	1.72	.30
Total from investment operations	.54	(.90)	1.09	1.59	.25
Less distributions from:
Net investment income	—	—	—	—	(.05)
Total distributions	—	—	—	—	(.05)
Net asset value, end of period	$15.80	$15.26	$16.16	$15.07	$13.48

Total Return[b]	3.54%	(5.57%)	7.23%	11.80%	1.89%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,615	$10,803	$6,063	$7,552	$13,106
Ratios to average net assets:
Net investment income (loss)	(0.59%)	(0.66%)	(0.42%)	(0.91%)	(0.35%)
Total expenses[c]	2.25%	2.53%	2.17%	2.34%	1.92%
Portfolio turnover rate	223%	224%	331%	256%	183%

C-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$13.72	$14.64	$13.76	$12.40	$12.31
Income (loss) from investment operations:
Net investment income (loss)[a]	(.18)	(.21)	(.16)	(.24)	(.14)
Net gain (loss) on investments (realized and unrealized)	.57	(.71)	1.04	1.60	.28
Total from investment operations	.39	(.92)	.88	1.36	.14
Less distributions from:
Net investment income	—	—	—	—	(.05)
Total distributions	—	—	—	—	(.05)
Net asset value, end of period	$14.11	$13.72	$14.64	$13.76	$12.40

Total Return[b]	2.77%	(6.28%)	6.40%	10.97%	1.14%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,235	$16,760	$19,952	$22,354	$23,554
Ratios to average net assets:
Net investment income (loss)	(1.30%)	(1.45%)	(1.16%)	(1.79%)	(1.12%)
Total expenses[c,e]	2.98%	3.24%	2.92%	3.11%	2.69%
Portfolio turnover rate	223%	224%	331%	256%	183%

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class*	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$15.31	$16.21	$15.12	$13.53	$13.33
Income (loss) from investment operations:
Net investment income (loss)[a]	(.09)	(.11)	(.07)	(.16)	(.04)
Net gain (loss) on investments (realized and unrealized)	.64	(.79)	1.16	1.75	.29
Total from investment operations	.55	(.90)	1.09	1.59	.25
Less distributions from:
Net investment income	—	—	—	—	(.05)
Total distributions	—	—	—	—	(.05)
Net asset value, end of period	$15.86	$15.31	$16.21	$15.12	$13.53

Total Return[b]	3.53%	(5.55%)	7.21%	11.75%	1.88%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,779	$23,477	$20,020	$29,287	$26,257
Ratios to average net assets:
Net investment income (loss)	(0.58%)	(0.67%)	(0.43%)	(1.07%)	(0.29%)
Total expenses[c,e]	2.24%	2.50%	2.17%	2.36%	1.88%
Portfolio turnover rate	223%	224%	331%	256%	183%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$15.50	$16.38	$15.24	$13.60	$13.33
Income (loss) from investment operations:
Net investment income (loss)[a]	(.03)	(.05)	(—)[d]	(.12)	(.02)
Net gain (loss) on investments (realized and unrealized)	.64	(.83)	1.14	1.76	.31
Total from investment operations	.61	(.88)	1.14	1.64	.29
Less distributions from:
Net investment income	—	—	—	—	(.02)
Total distributions	—	—	—	—	(.02)
Net asset value, end of period	$16.11	$15.50	$16.38	$15.24	$13.60

Total Return[b]	3.94%	(5.37%)	7.48%	12.06%	2.15%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,990	$525	$302	$12	$11
Ratios to average net assets:
Net investment income (loss)	(0.20%)	(0.29%)	(0.01%)	(0.82%)	(0.17%)
Total expenses[c,e]	1.96%	2.27%	1.95%	2.11%	1.72%
Portfolio turnover rate	223%	224%	331%	256%	183%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net investment income is less than $0.01 per share.
[e]	Excluding interest and dividend expense related to short sales, the operating expense ratios for the years or periods presented would be:

	3/31/17	3/31/16	3/31/15	3/31/14	3/28/13
A-Class	1.67%	1.66%	1.66%	1.68%	1.65%
C-Class	2.42%	2.41%	2.41%	2.42%	2.40%
P-Class	1.67%	1.66%	1.66%	1.67%	1.65%
Institutional Class	1.43%	1.41%	1.40%	1.42%	1.41%

*	H-Class shares redesignated as P-Class shares effective following the close of business on April 30, 2015.

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

OBJECTIVE: Seeks to achieve capital growth.

The Event Driven and Distressed Strategies Fund P-Class returned 6.11% for the one-year period ended March 31, 2017. By comparison, the S&P 500 Index returned 17.17% and the Credit Suisse Event Driven Liquid Index returned 8.37%.

The Fund gains exposure to event driven and distressed situations through various exposures such as merger arbitrage, high yield, equities, and volatility. During the period, the Fund used derivatives, such as swaps, as the primary instrument to gain exposure to these factors. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

The main positive driver of performance was from high yield exposure. Equity exposure, through small cap equities and stocks of high yield companies, also contributed to positive performance during the period. Merger arbitrage exposure contributed negatively to performance during the period. Throughout the year, the largest exposures were to high yield followed by merger arbitrage.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. Investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	June 30, 2010
C-Class	June 30, 2010
P-Class	June 30, 2010
Institutional Class	June 30, 2010

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	31.8%
Guggenheim Strategy Fund I	31.5%
iShares iBoxx $ High Yield Corpo-rate Bond ETF	0.5%
Charter Communications, Inc. — Class A	0.4%
Enbridge, Inc.	0.3%
Netflix, Inc.	0.3%
NXP Semiconductor N.V.	0.2%
Royal Bank of Scotland Group plc ADR	0.2%
Sprint Corp.	0.1%
HCA Holdings, Inc.	0.1%
Top Ten Total	65.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 23

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2017

	1 Year	5 Year	Since Inception (06/30/10)
A-Class Shares	6.11%	4.00%	4.86%
A-Class Shares with sales charge†	1.09%	2.99%	4.10%
C-Class Shares	5.31%	3.23%	4.06%
C-Class Shares with CDSC‡	4.31%	3.23%	4.06%
P-Class Shares	6.11%	4.00%	4.86%
Institutional Class Shares	6.36%	4.26%	5.12%
Credit Suisse Event Driven Liquid Index	8.37%	4.11%	5.29%
S&P 500 Index	17.17%	13.30%	10.59%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Credit Suisse Event Driven Liquid Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

24 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2017
EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

	Shares	Value

COMMON STOCKS† - 10.4%

Communications - 1.9%
Charter Communications, Inc. — Class A*	168	$54,991
Netflix, Inc.*	231	34,144
Sprint Corp.*	2,100	18,228
Nokia Oyj ADR	3,163	17,144
DISH Network Corp. — Class A*	251	15,936
CBS Corp. — Class B	223	15,466
Sirius XM Holdings, Inc.[1]	2,613	13,457
Level 3 Communications, Inc.*	194	11,101
Expedia, Inc.	80	10,094
CenturyLink, Inc.[1]	292	6,882
CDW Corp.	86	4,963
VeriSign, Inc.*	55	4,791
CommScope Holding Company, Inc.*	105	4,380
Zayo Group Holdings, Inc.*	132	4,343
IAC/InterActiveCorp*	42	3,096
TEGNA, Inc.	116	2,972
EchoStar Corp. — Class A*	52	2,961
Sinclair Broadcast Group, Inc. — Class A1	57	2,309
AMC Networks, Inc. — Class A*	37	2,171
ViaSat, Inc.*	31	1,978
Cable One, Inc.	3	1,873
Nexstar Media Group, Inc. — Class A	26	1,824
Tribune Media Co. — Class A	47	1,752
West Corp.	45	1,099
Time, Inc.	54	1,045
Cogent Communications Holdings, Inc.	24	1,033
Plantronics, Inc.	18	974
Consolidated Communications Holdings, Inc.[1]	27	632
Gray Television, Inc.*	40	580
Windstream Holdings, Inc.[1]	102	556
Gogo, Inc.*	47	517
GTT Communications, Inc.*	21	511
Bankrate, Inc.*	49	473
Cincinnati Bell, Inc.*	23	407
General Communication, Inc. — Class A*	19	395
HC2 Holdings, Inc.*	23	143
Total Communications		245,221

Consumer, Cyclical - 1.9%
Yum! Brands, Inc.	193	12,336
Tata Motors Ltd. ADR	342	12,192
United Continental Holdings, Inc.*	169	11,937
Royal Caribbean Cruises Ltd.	116	11,381
American Airlines Group, Inc.	269	11,379
Hilton Worldwide Holdings, Inc.	177	10,348
Dollar Tree, Inc.*	128	10,043
MGM Resorts International	307	8,412
L Brands, Inc.	154	7,254
Wynn Resorts Ltd.	56	6,418
Lennar Corp. — Class A	123	6,296
Norwegian Cruise Line Holdings Ltd.*	123	6,240
Foot Locker, Inc.	72	5,386
LKQ Corp.*	168	4,918
Aramark	133	4,904
Goodyear Tire & Rubber Co.	136	4,896
PVH Corp.	43	4,449
HD Supply Holdings, Inc.*	107	4,400
Hanesbrands, Inc.	202	4,193
PulteGroup, Inc.	171	4,027
Toll Brothers, Inc.*	88	3,177
Allison Transmission Holdings, Inc.	87	3,137
Scotts Miracle-Gro Co. — Class A	32	2,988
Six Flags Entertainment Corp.	50	2,975
Cinemark Holdings, Inc.	66	2,927
Lions Gate Entertainment Corp. — Class A*	108	2,868
International Game Technology plc	108	2,559
Rite Aid Corp.*	568	2,414
Carter’s, Inc.	26	2,335
CalAtlantic Group, Inc.	62	2,322
Michaels Companies, Inc.*	103	2,306
AMC Entertainment Holdings, Inc. — Class A	72	2,264
Penske Automotive Group, Inc.	46	2,153
Cedar Fair, LP	30	2,034
CST Brands, Inc.	41	1,972
Regal Entertainment Group — Class A	86	1,942
Choice Hotels International, Inc.	30	1,878
Tenneco, Inc.	29	1,810
Wendy’s Co.	133	1,810
WESCO International, Inc.*	26	1,808
Extended Stay America, Inc.	106	1,690
Sally Beauty Holdings, Inc.*	77	1,574
Beacon Roofing Supply, Inc.*	32	1,573
Dana, Inc.	77	1,487
Allegiant Travel Co. — Class A	9	1,442
Churchill Downs, Inc.	9	1,430
Anixter International, Inc.*	18	1,427
ILG, Inc.	67	1,404
Boyd Gaming Corp.*	62	1,365
Tempur Sealy International, Inc.*	29	1,347
AdvancePierre Foods Holdings, Inc.	43	1,340
Wolverine World Wide, Inc.	52	1,298
FirstCash, Inc.	26	1,278
Navistar International Corp.*	51	1,256
Cooper Tire & Rubber Co.	28	1,242
GameStop Corp. — Class A	55	1,240
Brinker International, Inc.[1]	26	1,143
Scientific Games Corp. — Class A*	47	1,112
TRI Pointe Group, Inc.*	85	1,066
J.C. Penney Company, Inc.*	167	1,029
Party City Holdco, Inc.*	65	913
Penn National Gaming, Inc.*	49	903
KB Home	45	895
Suburban Propane Partners, LP	33	890
MDC Holdings, Inc.	28	841
Metaldyne Performance Group, Inc.	36	822
Group 1 Automotive, Inc.	11	815
BMC Stock Holdings, Inc.*	36	814

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

	Shares	Value

Meritage Homes Corp.*	22	$810
Meritor, Inc.*	47	805
American Axle & Manufacturing Holdings, Inc.*	41	770
Mobile Mini, Inc.	24	732
Sears Holdings Corp.*,1	59	678
Asbury Automotive Group, Inc.*	11	661
Vista Outdoor, Inc.*	30	618
Caleres, Inc.	23	608
Pinnacle Entertainment, Inc.*	30	586
Isle of Capri Casinos, Inc.*	22	580
ClubCorp Holdings, Inc.	36	578
Sonic Automotive, Inc. — Class A	24	481
Eldorado Resorts, Inc.*	25	473
H&E Equipment Services, Inc.	19	466
Tailored Brands, Inc.	26	388
Titan International, Inc.	34	352
William Lyon Homes — Class A*	17	351
M/I Homes, Inc.*	13	319
Ferrellgas Partners, LP	53	318
Century Communities, Inc.*	12	305
Carrols Restaurant Group, Inc.*	19	269
Beazer Homes USA, Inc.*	18	218
Hovnanian Enterprises, Inc. — Class A*	79	179
Perry Ellis International, Inc.*	8	172
Conn’s, Inc.*	17	149
Ruby Tuesday, Inc.*	31	87
Total Consumer, Cyclical		244,677

Energy - 1.6%
Enbridge, Inc.	868	36,317
Williams Companies, Inc.	439	12,990
Energy Transfer Equity, LP	567	11,187
Concho Resources, Inc.*	79	10,139
Continental Resources, Inc.*	196	8,902
ONEOK, Inc.	112	6,209
Tesoro Corp.	62	5,026
Diamondback Energy, Inc.*	47	4,875
Cenovus Energy, Inc.	431	4,870
Newfield Exploration Co.*	106	3,912
Antero Resources Corp.*	169	3,855
Range Resources Corp.	132	3,841
RSP Permian, Inc.*	84	3,480
Weatherford International plc*	510	3,391
Equities Midstream Partners, LP	44	3,384
Antero Midstream Partners, LP	101	3,350
Tesoro Logistics, LP	58	3,159
DCP Midstream, LP1	77	3,021
Chesapeake Energy Corp.*,1	475	2,822
Energen Corp.*	51	2,776
WPX Energy, Inc.*	207	2,772
Murphy Oil Corp.	91	2,602
Transocean Ltd.*	203	2,527
Rice Energy, Inc.*	106	2,512
NuStar Energy, LP	42	2,183
PDC Energy, Inc.*	35	2,182
Southwestern Energy Co.*	256	2,092
Genesis Energy, LP	64	2,075
Tallgrass Energy Partners, LP	39	2,075
Western Refining, Inc.	58	2,034
CONSOL Energy, Inc.*	121	2,030
Laredo Petroleum, Inc.*	126	1,840
Oasis Petroleum, Inc.*	125	1,783
Whiting Petroleum Corp.*	186	1,760
QEP Resources, Inc.*	123	1,563
Murphy USA, Inc.*	20	1,468
Gulfport Energy Corp.*	84	1,444
Ensco plc — Class A	160	1,432
NGL Energy Partners, LP	62	1,401
SM Energy Co.	58	1,393
Callon Petroleum Co.*	105	1,383
PBF Energy, Inc. — Class A	58	1,286
Sunoco, LP	53	1,281
SemGroup Corp. — Class A	35	1,260
Matador Resources Co.*	52	1,237
Holly Energy Partners, LP	34	1,214
Clayton Williams Energy, Inc.*	9	1,189
Rowan Companies plc — Class A*	67	1,044
Forum Energy Technologies, Inc.*	50	1,035
Carrizo Oil & Gas, Inc.*	34	974
Pattern Energy Group, Inc.	47	946
TerraForm Power, Inc. — Class A*	76	940
McDermott International, Inc.*	127	857
Noble Corporation plc	127	786
Precision Drilling Corp.*	150	708
Unit Corp.*	27	652
SEACOR Holdings, Inc.*	9	623
EP Energy Corp. — Class A*	131	622
Archrock Partners, LP	35	601
Denbury Resources, Inc.*	207	534
PBF Logistics, LP	23	496
TerraForm Global, Inc. — Class A*	95	456
Resolute Energy Corp.*,1	11	444
Baytex Energy Corp.*	119	407
Enviva Partners, LP	14	393
Sanchez Energy Corp.*,1	41	391
Atwood Oceanics, Inc.*	41	391
Eclipse Resources Corp.*	134	340
SunCoke Energy, Inc.*	34	305
Bristow Group, Inc.	19	289
Natural Resource Partners, LP	7	253
American Midstream Partners, LP	17	252
Bill Barrett Corp.*	42	191
Cloud Peak Energy, Inc.*	39	179
Calumet Specialty Products Partners, LP*	42	160
Gastar Exploration, Inc.*	99	152
Westmoreland Coal Co.*	10	145
Parker Drilling Co.*	77	135
Jones Energy, Inc. — Class A*	51	129
Approach Resources, Inc.*	43	108
Northern Oil and Gas, Inc.*	34	88
Total Energy		201,550

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

	Shares	Value

Consumer, Non-cyclical - 1.3%
HCA Holdings, Inc.*	198	$17,621
Grifols S.A. ADR	440	8,304
Nielsen Holdings plc	193	7,973
DaVita, Inc.*	106	7,205
Centene Corp.*	92	6,556
Universal Health Services, Inc. — Class B	52	6,471
Hologic, Inc.*	151	6,425
United Rentals, Inc.*	44	5,502
WhiteWave Foods Co. — Class A*	97	5,446
Teleflex, Inc.	24	4,650
Envision Healthcare Corp.*	64	3,924
Pinnacle Foods, Inc.	64	3,704
MEDNAX, Inc.*	51	3,538
Live Nation Entertainment, Inc.*	111	3,371
Post Holdings, Inc.*	37	3,238
WellCare Health Plans, Inc.*	23	3,225
Service Corp. International	102	3,149
ServiceMaster Global Holdings, Inc.*	72	3,006
TreeHouse Foods, Inc.*	31	2,624
Mallinckrodt plc*	56	2,495
Hill-Rom Holdings, Inc.	35	2,471
WEX, Inc.*	23	2,381
Edgewell Personal Care Co.*	31	2,267
Acadia Healthcare Co., Inc.*	48	2,093
Valeant Pharmaceuticals International, Inc.*	187	2,063
HealthSouth Corp.	47	2,012
Ritchie Bros Auctioneers, Inc.	57	1,876
Alere, Inc.*	47	1,867
Graham Holdings Co. — Class B	3	1,799
Prestige Brands Holdings, Inc.*	28	1,556
Vector Group Ltd.	71	1,477
Cimpress N.V.*	17	1,466
B&G Foods, Inc.	36	1,449
LifePoint Health, Inc.*	22	1,441
Molina Healthcare, Inc.*	31	1,414
CEB, Inc.	17	1,336
Performance Food Group Co.*	56	1,333
Avis Budget Group, Inc.*	45	1,331
Endo International plc*	118	1,317
Horizon Pharma plc*	87	1,286
Darling Ingredients, Inc.*	88	1,278
Sotheby’s*	28	1,273
Owens & Minor, Inc.	33	1,142
Cardtronics plc — Class A*	24	1,122
Avon Products, Inc.*	230	1,012
UnitedHealth Group, Inc.	6	971
Central Garden & Pet Co.*	26	964
Select Medical Holdings Corp.*	72	961
Tenet Healthcare Corp.*	54	956
Dean Foods Co.	48	944
Cott Corp.	74	915
FTI Consulting, Inc.*	22	906
Revlon, Inc. — Class A*	28	780
Hertz Global Holdings, Inc.*	44	772
ACCO Brands Corp.*	57	750
Quad/Graphics, Inc.	27	681
Integer Holdings Corp.*	16	643
SUPERVALU, Inc.*	139	536
Community Health Systems, Inc.*	59	523
Ingles Markets, Inc. — Class A	11	475
RR Donnelley & Sons Co.	38	460
AMAG Pharmaceuticals, Inc.*	19	428
Kindred Healthcare, Inc.	46	384
Rent-A-Center, Inc.	28	248
StoneMor Partners, LP	21	167
BioScrip, Inc.*	63	107
Concordia International Corp.	31	51
Total Consumer, Non-cyclical		162,111

Financial - 1.1%
Royal Bank of Scotland Group plc ADR*	3,210	19,484
Equinix, Inc.	42	16,815
Discover Financial Services	214	14,635
SBA Communications Corp.*	66	7,944
Unum Group	126	5,908
Ally Financial, Inc.	254	5,163
Iron Mountain, Inc.	142	5,065
CIT Group, Inc.	110	4,722
Icahn Enterprises, LP	84	4,305
Lamar Advertising Co. — Class A	53	3,961
Gaming and Leisure Properties, Inc.	111	3,710
Starwood Property Trust, Inc.	140	3,162
Howard Hughes Corp.*	22	2,580
DuPont Fabros Technology, Inc.	49	2,430
Popular, Inc.	57	2,322
CyrusOne, Inc.	45	2,316
Navient Corp.	156	2,303
Realogy Holdings Corp.	77	2,294
Medical Properties Trust, Inc.	172	2,217
Credit Acceptance Corp.*	11	2,194
BankUnited, Inc.	58	2,164
Uniti Group, Inc.	83	2,146
Radian Group, Inc.	117	2,101
GEO Group, Inc.[1]	45	2,087
Hanover Insurance Group, Inc.	23	2,071
CoreCivic, Inc.	63	1,979
CNO Financial Group, Inc.	95	1,948
MGIC Investment Corp.*	183	1,854
Ryman Hospitality Properties, Inc.	27	1,669
Kennedy-Wilson Holdings, Inc.	62	1,376
QTS Realty Trust, Inc. — Class A	26	1,268
Genworth Financial, Inc. — Class A*	266	1,096
Aircastle Ltd.	42	1,014
Potlatch Corp.	22	1,005
Sabra Health Care REIT, Inc.	34	950
CareTrust REIT, Inc.	35	589
Och-Ziff Capital Management Group LLC — Class A	259	585
FelCor Lodging Trust, Inc.	74	556
KCG Holdings, Inc. — Class A*	29	517
iStar, Inc.*	38	448

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

	Shares	Value

PHH Corp.*	29	$369
Ocwen Financial Corp.*	67	366
Enova International, Inc.*	18	267
Fly Leasing Ltd. ADR*	18	236
Walter Investment Management Corp.*	21	23
Total Financial		142,214

Industrial - 0.8%
Ball Corp.	94	6,980
CNH Industrial N.V.	719	6,931
TransDigm Group, Inc.	29	6,385
Huntington Ingalls Industries, Inc.	25	5,006
Sealed Air Corp.	105	4,576
Crown Holdings, Inc.*	76	4,024
Allegion plc	52	3,936
Sensata Technologies Holding N.V.*	90	3,930
Berry Plastics Group, Inc.*	70	3,400
Orbital ATK, Inc.	31	3,038
AECOM*	83	2,954
XPO Logistics, Inc.*	60	2,873
Jabil Circuit, Inc.	98	2,834
Oshkosh Corp.	40	2,744
Zebra Technologies Corp. — Class A*	28	2,555
USG Corp.*	79	2,512
Graphic Packaging Holding Co.	168	2,162
Trinity Industries, Inc.	79	2,098
Louisiana-Pacific Corp.*	76	1,886
Energizer Holdings, Inc.	33	1,839
EnerSys	23	1,816
Silgan Holdings, Inc.	30	1,781
MasTec, Inc.*	44	1,762
Terex Corp.	56	1,758
Owens-Illinois, Inc.*	86	1,753
Clean Harbors, Inc.*	31	1,724
Sanmina Corp.*	40	1,624
Belden, Inc.	23	1,591
Joy Global, Inc.	54	1,526
Greif, Inc. — Class A	27	1,487
Summit Materials, Inc. — Class A*	60	1,483
Welbilt, Inc.*	75	1,472
Masonite International Corp.*	16	1,268
KLX, Inc.*	28	1,252
Hillenbrand, Inc.	34	1,219
Covanta Holding Corp.	71	1,115
Builders FirstSource, Inc.*	60	894
Actuant Corp. — Class A	32	843
Tutor Perini Corp.*	26	827
SPX FLOW, Inc.*	23	798
EnPro Industries, Inc.	11	783
Ply Gem Holdings, Inc.*	37	729
Gibraltar Industries, Inc.*	17	700
Triumph Group, Inc.	26	670
NCI Building Systems, Inc.*	39	669
Griffon Corp.	26	641
Multi-Color Corp.	9	639
Boise Cascade Co.*	21	561
Briggs & Stratton Corp.	23	516
General Cable Corp.	26	467
Martin Midstream Partners, LP	21	420
Manitowoc Company, Inc.*	73	416
Teekay Corp.	45	412
Kratos Defense & Security Solutions, Inc.*	45	350
KEMET Corp.*	25	300
Park-Ohio Holdings Corp.	7	252
LSB Industries, Inc.*,1	14	131
Navios Maritime Holdings, Inc.*	60	112
Hornbeck Offshore Services, Inc.*	20	89
Total Industrial		109,513

Technology - 0.8%
NXP Semiconductor N.V.*	189	19,561
Micron Technology, Inc.*	589	17,021
Western Digital Corp.	155	12,792
CDK Global, Inc.	79	5,136
Open Text Corp.	141	4,795
MSCI, Inc. — Class A	48	4,665
Qorvo, Inc.*	68	4,662
Leidos Holdings, Inc.	80	4,091
SS&C Technologies Holdings, Inc.	110	3,894
PTC, Inc.*,1	62	3,258
Microsemi Corp.*	62	3,195
NCR Corp.*	67	3,061
Brocade Communications Systems, Inc.	222	2,771
Nuance Communications, Inc.*	159	2,752
j2 Global, Inc.	26	2,182
Entegris, Inc.*	76	1,778
Amkor Technology, Inc.*	130	1,507
ACI Worldwide, Inc.*	63	1,348
NeuStar, Inc. — Class A*	30	995
Engility Holdings, Inc.*	20	579
MagnaChip Semiconductor Corp.*	18	172
Total Technology		100,215

Basic Materials - 0.7%
ArcelorMittal*,1	1,578	13,177
Freeport-McMoRan, Inc.*	750	10,020
Steel Dynamics, Inc.	128	4,449
Axalta Coating Systems Ltd.*	132	4,250
Ashland Global Holdings, Inc.	33	4,087
CF Industries Holdings, Inc.	126	3,698
Chemours Co.	96	3,697
Huntsman Corp.	128	3,141
United States Steel Corp.	90	3,043
Olin Corp.	88	2,893
WR Grace & Co.	37	2,579
Methanex Corp.	47	2,204
Kinross Gold Corp.*	624	2,190
Platform Specialty Products Corp.*	154	2,005
PolyOne Corp.	44	1,500
GCP Applied Technologies, Inc.*	39	1,273
Cliffs Natural Resources, Inc.*	151	1,240
Compass Minerals International, Inc.	18	1,221
Eldorado Gold Corp.	358	1,221
AK Steel Holding Corp.*	163	1,172

28 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

	Shares	Value

Commercial Metals Co.	61	$1,167
Alamos Gold, Inc. — Class A	145	1,164
Chemtura Corp.*	34	1,136
Tronox Ltd. — Class A	61	1,125
Hecla Mining Co.	198	1,047
Allegheny Technologies, Inc.	58	1,042
New Gold, Inc.*	294	876
IAMGOLD Corp.*	216	864
Hudbay Minerals, Inc.	119	779
Coeur Mining, Inc.*	90	727
Kaiser Aluminum Corp.	9	719
Neenah Paper, Inc.	9	672
Century Aluminum Co.*	45	571
Clearwater Paper Corp.*	9	504
A. Schulman, Inc.	16	503
PH Glatfelter Co.	23	500
Kraton Corp.*	16	495
Koppers Holdings, Inc.*	11	466
Mercer International, Inc.	35	410
Constellium N.V. — Class A*	58	377
Rayonier Advanced Materials, Inc.	23	309
Resolute Forest Products, Inc.*	47	256
Ryerson Holding Corp.*	18	227
Total Basic Materials		84,996

Utilities - 0.2%
FirstEnergy Corp.	237	7,541
AES Corp.	349	3,902
NRG Energy, Inc.	168	3,141
AmeriGas Partners, LP	50	2,355
Calpine Corp.*	191	2,111
Atlantica Yield plc	54	1,132
Global Partners, LP	18	351
Total Utilities		20,533

Diversified - 0.1%
Leucadia National Corp.	195	5,070
HRG Group, Inc.*	107	2,067
Total Diversified		7,137

Total Common Stocks
(Cost $1,272,758)		1,318,167

RIGHTS††† - 0.0%**
Nexstar Media Group, Inc.
Expires 01/18/19	34	—
Total Rights
(Cost $–)		—

EXCHANGE-TRADED FUNDS† - 0.5%
iShares iBoxx $ High Yield Corporate Bond ETF[1]	700	61,446
Total Exchange-Traded Funds
(Cost $60,823)		61,446

MUTUAL FUNDS† - 63.2%
Guggenheim Strategy Fund II2	161,753	4,043,826
Guggenheim Strategy Fund I2	160,100	4,010,513
Total Mutual Funds
(Cost $8,022,674)		8,054,339

	Face Amount

REPURCHASE AGREEMENTS††,3 - 25.0%
RBC Capital Markets LLC issued 03/31/17 at 0.72% due 04/03/17	$1,694,776	1,694,776
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	1,091,838	1,091,838
Mizuho Securities LLC issued 03/31/17 at 0.71% due 04/03/17	236,465	236,465
UMB Financial Corp. issued 03/31/17 at 0.68% due 04/03/17	167,363	167,363
Total Repurchase Agreements
(Cost $3,190,442)		3,190,442

	Shares

SECURITIES LENDING COLLATERAL†,4 - 0.7%
First American Government Obligations Fund — Class Z, 0.61%[5]	83,061	83,061
Total Securities Lending Collateral
(Cost $83,061)		83,061

Total Investments - 99.8%
(Cost $12,629,758)		$12,707,455
Other Assets & Liabilities, net - 0.2%		29,071
Total Net Assets - 100.0%		$12,736,526

	Contracts	Unrealized Gain

EQUITY FUTURES CONTRACTS PURCHASED†
June 2017 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $415,140)	6	$6,275

INTEREST RATE FUTURES CONTRACTS PURCHASED†
June 2017 U.S. Treasury 5 Year Note Futures Contracts (Aggregate Value of Contracts $1,765,781)	15	$1,842

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENT PROTECTION SOLD††,6
Index	Counterparty	Exchange	Protection Premium Rate	Maturity Date	Notional Principal	Notional Value	Upfront Premiums Paid	Unrealized Appreciation
CDX.NA.HY.28 Index	Barclays Bank plc	ICE	5.00%	06/20/22	$1,900,000	$(2,036,800)	$122,561	$14,239

*	Non-income producing security.
**	Less than 0.1% of net assets.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2017 — See Note 6.
[2]	Affiliated issuer — See Note 10.
[3]	Repurchase Agreements — See Note 5.
[4]	Securities lending collateral — See Note 6.
[5]	Rate indicated is the 7 day yield as of March 31, 2017.
[6]	Credit Default Swaps — See Note 2.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust
CDX.NA.HY.28 Index — Credit Default Swap North American High Yield Series 28 Index
ICE — Intercontinental Exchange

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3		Total
Common Stocks	$1,318,167	$—	$—	$—	$—		$1,318,167
Credit Default Swaps	—	—	—	14,239	—		14,239
Equity Futures Contracts	—	6,275	—	—	—		6,275
Exchange-Traded Funds	61,446	—	—	—	—		61,446
Interest Rate Futures Contracts	—	1,842	—	—	—		1,842
Mutual Funds	8,054,339	—	—	—	—		8,054,339
Repurchase Agreements	—	—	3,190,442	—	—		3,190,442
Rights	—	—	—	—	—	**	—
Securities Lending Collateral	83,061	—	—	—	—		83,061
Total	$9,517,013	$8,117	$3,190,442	$14,239	$—		$12,729,811

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.
**	Security has a market value of $0.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets:
Investments in unaffiliated issuers, at value - including $80,678 of securities loaned (cost $1,416,642)	$1,462,674
Investments in affiliated issuers, at value (cost $8,022,674)	8,054,339
Repurchase agreements, at value (cost $3,190,442)	3,190,442
Total investments (cost $12,629,758)	12,707,455
Unamortized upfront premiums paid on credit default swaps	122,561
Segregated cash with broker	32,579
Unrealized appreciation on swap agreements	14,239
Cash	31
Receivables:
Fund shares sold	18,251
Dividends	15,616
Interest	3,229
Variation margin	3,094
Investment adviser	1,290
Securities lending income	69
Foreign taxes reclaim	21
Total assets	12,918,435

Liabilities:
Segregated cash due to broker	39,166
Payable for:
Return of securities loaned	83,061
Securities purchased	15,601
Fund shares redeemed	15,582
Licensing fees	10,330
Management fees	9,142
Transfer agent and administrative fees	2,539
Portfolio accounting fees	1,016
Distribution and service fees	912
Miscellaneous	4,560
Total liabilities	181,909
Commitments and contingent liabilities (Note 13)	—
Net assets	$12,736,526

Net assets consist of:
Paid in capital	$13,203,841
Undistributed net investment income	185,505
Accumulated net realized loss on investments	(752,873)
Net unrealized appreciation on investments	100,053
Net assets	$12,736,526

A-Class:
Net assets	$871,792
Capital shares outstanding	32,955
Net asset value per share	$26.45
Maximum offering price per share (Net asset value divided by 95.25%)	$27.77

C-Class:
Net assets	$497,016
Capital shares outstanding	19,926
Net asset value per share	$24.94

P-Class:
Net assets	$1,439,123
Capital shares outstanding	54,403
Net asset value per share	$26.45

Institutional Class:
Net assets	$9,928,595
Capital shares outstanding	368,308
Net asset value per share	$26.96

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

STATEMENT OF OPERATIONS
Year Ended March 31, 2017

Investment Income:
Dividends from securities of affiliated issuers	$121,727
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $135)	19,236
Interest	6,480
Income from securities lending, net	113
Total investment income	147,556

Expenses:
Management fees	80,041
Transfer agent and administrative fees	22,234
Distribution and service fees:
A-Class	2,254
C-Class	6,928
P-Class	3,722
Portfolio accounting fees	8,893
Licensing fees	31,127
Custodian fees	1,282
Trustees’ fees*	653
Line of credit fees	21
Miscellaneous	13,832
Total expenses	170,987
Less:
Expenses waived by Adviser	(11,313)
Net expenses	159,674
Net investment loss	(12,118)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(21,086)
Investments in affiliated issuers	(2,419)
Swap agreements	491,233
Futures contracts	6,621
Net realized gain	474,349
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	134,112
Investments in affiliated issuers	61,582
Swap agreements	(119,523)
Futures contracts	(31,550)
Net change in unrealized appreciation (depreciation)	44,621
Net realized and unrealized gain	518,970
Net increase in net assets resulting from operations	$506,852

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(12,118)	$11,992
Net realized gain (loss) on investments	474,349	(141,050)
Net change in unrealized appreciation (depreciation) on investments	44,621	(166,643)
Net increase (decrease) in net assets resulting from operations	506,852	(295,701)

Distributions to shareholders from:
Net investment income
A-Class	(29,624)	(12,552)
C-Class	(20,378)	(14,515)
P-Class	(46,774)	(34,475)*
Institutional Class	(168,247)	(60,688)
Total distributions to shareholders	(265,023)	(122,230)

Capital share transactions:
Proceeds from sale of shares
A-Class	250,425	271,562
C-Class	51,677	18,599
P-Class	273,654	592,653 *
Institutional Class	6,558,028	2,069,459
Distributions reinvested
A-Class	27,331	11,362
C-Class	20,350	14,503
P-Class	45,762	33,768 *
Institutional Class	167,793	60,495
Cost of shares redeemed
A-Class	(357,743)	(682,794)
C-Class	(471,976)	(331,230)
P-Class	(588,498)	(2,108,872)*
Institutional Class	(1,244,024)	(1,434,110)
Net increase (decrease) from capital share transactions	4,732,779	(1,484,605)
Net increase (decrease) in net assets	4,974,608	(1,902,536)

Net assets:
Beginning of year	7,761,918	9,664,454
End of year	$12,736,526	$7,761,918
Undistributed net investment income at end of year	$185,505	$263,164

Capital share activity:
Shares sold
A-Class	9,471	10,542
C-Class	2,046	741
P-Class	10,369	22,446 *
Institutional Class	244,474	78,280
Shares issued from reinvestment of distributions
A-Class	1,044	455
C-Class	822	609
P-Class	1,747	1,353 *
Institutional Class	6,294	2,387
Shares redeemed
A-Class	(13,552)	(26,123)
C-Class	(18,794)	(13,297)
P-Class	(22,397)	(82,826)*
Institutional Class	(46,313)	(54,656)
Net increase (decrease) in shares	175,211	(60,089)

*	H-Class shares redesignated as P-Class shares effective following the close of business on April 30, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$25.76	$26.82	$28.42	$27.56	$25.37
Income (loss) from investment operations:
Net investment income (loss)[a]	(.07)	.03	(.31)	(.49)	(.21)
Net gain (loss) on investments (realized and unrealized)	1.63	(.72)	(.09)	3.09	2.40
Total from investment operations	1.56	(.69)	(.40)	2.60	2.19
Less distributions from:
Net investment income	(.87)	(.37)	(.06)	—	—
Net realized gains	—	—	(1.14)	(1.74)	—
Total distributions	(.87)	(.37)	(1.20)	(1.74)	—
Net asset value, end of period	$26.45	$25.76	$26.82	$28.42	$27.56

Total Return[b]	6.11%	(2.52%)	(1.18%)	9.58%	8.63%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$872	$927	$1,371	$4,303	$2,080
Ratios to average net assets:
Net investment income (loss)	(0.25%)	0.11%	(1.10%)	(1.73%)	(0.80%)
Total expenses[c]	2.02%	2.00%	2.01%	2.02%	2.03%
Net expenses[d]	1.90%	1.90%	1.90%	1.90%	1.91%
Portfolio turnover rate	47%	32%	107%	161%	228%

C-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$24.52	$25.74	$27.53	$26.95	$24.99
Income (loss) from investment operations:
Net investment income (loss)[a]	(.25)	(.16)	(.45)	(.67)	(.43)
Net gain (loss) on investments (realized and unrealized)	1.54	(.69)	(.14)	2.99	2.39
Total from investment operations	1.29	(.85)	(.59)	2.32	1.96
Less distributions from:
Net investment income	(.87)	(.37)	(.06)	—	—
Net realized gains	—	—	(1.14)	(1.74)	—
Total distributions	(.87)	(.37)	(1.20)	(1.74)	—
Net asset value, end of period	$24.94	$24.52	$25.74	$27.53	$26.95

Total Return[b]	5.31%	(3.25%)	(1.92%)	8.74%	7.89%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$497	$879	$1,230	$1,253	$1,038
Ratios to average net assets:
Net investment income (loss)	(0.98%)	(0.64%)	(1.68%)	(2.45%)	(1.67%)
Total expenses[c]	2.77%	2.75%	2.75%	2.77%	2.79%
Net expenses[d]	2.64%	2.65%	2.65%	2.65%	2.66%
Portfolio turnover rate	47%	32%	107%	161%	228%

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class*	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$25.76	$26.82	$28.42	$27.57	$25.37
Income (loss) from investment operations:
Net investment income (loss)[a]	(.06)	.02	(.29)	(.49)	(.23)
Net gain (loss) on investments (realized and unrealized)	1.62	(.71)	(.11)	3.08	2.43
Total from investment operations	1.56	(.69)	(.40)	2.59	2.20
Less distributions from:
Net investment income	(.87)	(.37)	(.06)	—	—
Net realized gains	—	—	(1.14)	(1.74)	—
Total distributions	(.87)	(.37)	(1.20)	(1.74)	—
Net asset value, end of period	$26.45	$25.76	$26.82	$28.42	$27.57

Total Return[b]	6.11%	(2.52%)	(1.18%)	9.54%	8.67%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,439	$1,667	$3,318	$6,809	$6,134
Ratios to average net assets:
Net investment income (loss)	(0.24%)	0.09%	(1.05%)	(1.72%)	(0.88%)
Total expenses[c]	2.02%	2.00%	2.01%	2.02%	2.03%
Net expenses[d]	1.90%	1.90%	1.90%	1.90%	1.91%
Portfolio turnover rate	47%	32%	107%	161%	228%

Institutional Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$26.18	$27.17	$28.71	$27.76	$25.49
Income (loss) from investment operations:
Net investment income (loss)[a]	— [e]	.10	(.16)	(.42)	(.19)
Net gain (loss) on investments (realized and unrealized)	1.65	(.72)	(.18)	3.11	2.46
Total from investment operations	1.65	(.62)	(.34)	2.69	2.27
Less distributions from:
Net investment income	(.87)	(.37)	(.06)	—	—
Net realized gains	—	—	(1.14)	(1.74)	—
Total distributions	(.87)	(.37)	(1.20)	(1.74)	—
Net asset value, end of period	$26.96	$26.18	$27.17	$28.71	$27.76

Total Return[b]	6.36%	(2.23%)	(0.96%)	9.84%	8.91%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,929	$4,289	$3,746	$975	$891
Ratios to average net assets:
Net investment income (loss)	0.01%	0.37%	(0.57%)	(1.46%)	(0.70%)
Total expenses[c]	1.78%	1.75%	1.75%	1.77%	1.80%
Net expenses[d]	1.65%	1.65%	1.65%	1.65%	1.67%
Portfolio turnover rate	47%	32%	107%	161%	228%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.
[e]	Net investment income is less than $0.01 per share.
*	H-Class shares redesignated as P-Class shares effective following the close of business on April 30, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

EMERGING MARKETS 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the BNY Mellon Emerging Markets 50 ADR Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2017, Emerging Markets 2x Strategy Fund H-Class returned 36.04%, while the BNY Mellon Emerging Markets 50 ADR Index returned 20.34% over the same period. For comparison, the S&P 500 Index returned 17.17%.

For the period, Emerging Markets 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the BNY Mellon Emerging Markets 50 ADR Index.

For the period, the sectors contributing the most to the performance of the underlying index were Information Technology and Financials. The sectors detracting the most from the return of the underlying index were Industrials and Utilities.

Among the stocks in the underlying benchmark which rose the most over the past year were Vale S.A., Vale SA (Preferred), and Petroleo Brasileiro (Preferred). Among stocks in the underlying benchmark which fell the most over the past year were Angolgold Ashanti Ltd., Korea Electric Power Corp., and Wipro Ltd.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	October 29, 2010
C-Class	October 29, 2010
H-Class	October 29, 2010

36 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

COUNTRY DIVERSIFICATION

At March 31, 2017, the investment diversification of the Fund by country was as follows:

Country	% of Common Stocks	Value
China	37%	$1,137,141
Brazil	19%	575,675
Taiwan, Province of China	15%	457,891
India	9%	272,800
Republic of Korea	8%	261,701
Mexico	5%	167,548
Cayman Islands	3%	94,704
Other	4%	142,872
Total Common Stocks	100%	$3,110,332

The chart above reflects percentages of the value of common stocks.

Cumulative Fund Performance*

Ten Largest Holdings (% of Total Net Assets)
Taiwan Semiconductor Manufacturing Company Ltd. ADR	4.9%
Alibaba Group Holding Ltd. ADR	4.7%
China Mobile Ltd. ADR	2.4%
Baidu, Inc. ADR	1.9%
Itau Unibanco Holding S.A. ADR	1.6%
Infosys Ltd. ADR	1.3%
HDFC Bank Ltd. ADR	1.3%
JD.com, Inc. ADR	1.2%
Banco Bradesco S.A. ADR	1.1%
Ambev S.A. ADR	1.0%
Top Ten Total	21.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*
Periods Ended March 31, 2017

	1 Year	5 Year	Since Inception (10/29/10)
A-Class Shares	36.17%	-6.66%	-9.30%
A-Class Shares with sales charge†	29.71%	-7.57%	-9.98%
C-Class Shares	35.19%	-7.29%	-9.78%
C-Class Shares with CDSC‡	34.19%	-7.29%	-9.78%
H-Class Shares	36.04%	-6.74%	-9.30%
BNY Mellon Emerging Markets 50 ADR Index	20.34%	-0.35%	-1.02%
S&P 500 Index	17.17%	13.30%	10.59%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The BNY Mellon Emerging Markets 50 ADR Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS	March 31, 2017
EMERGING MARKETS 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 36.0%

Communications - 14.7%
Alibaba Group Holding Ltd. ADR*	3,385	$365,004
China Mobile Ltd. ADR	3,408	188,224
Baidu, Inc. ADR*	838	144,572
JD.com, Inc. ADR*	2,968	92,334
Ctrip.com International Ltd. ADR*	1,196	58,783
America Movil SAB de CV — Class L ADR	3,729	52,840
Telekomunikasi Indonesia Persero Tbk PT ADR	1,529	47,660
Chunghwa Telecom Company Ltd. ADR	1,176	39,960
Grupo Televisa SAB ADR	1,514	39,273
SK Telecom Company Ltd. ADR	1,102	27,748
China Unicom Hong Kong Ltd. ADR	1,850	24,920
China Telecom Corporation Ltd. ADR	430	20,928
Mobile TeleSystems PJSC ADR	1,546	17,052
Vipshop Holdings Ltd. ADR*	1,111	14,821
Total Communications		1,134,119

Technology - 8.0%
Taiwan Semiconductor Manufacturing Company Ltd. ADR	11,554	379,433
Infosys Ltd. ADR	6,181	97,660
NetEase, Inc. ADR	230	65,320
Advanced Semiconductor Engineering, Inc. ADR	3,748	24,287
Wipro Ltd. ADR	1,806	18,475
Semiconductor Manufacturing International Corp. ADR*	2,319	14,563
United Microelectronics Corp. ADR	7,363	14,211
Total Technology		613,949

Financial - 4.3%
HDFC Bank Ltd. ADR	1,283	96,508
China Life Insurance Company Ltd. ADR	4,606	70,610
Shinhan Financial Group Company Ltd. ADR*	1,468	61,348
KB Financial Group, Inc. ADR*	1,294	56,897
ICICI Bank Ltd. ADR	4,400	37,840
Banco Santander Brasil S.A. ADR[1]	514	4,533
Total Financial		327,736

Energy - 3.8%
China Petroleum & Chemical Corp. ADR	790	64,393
CNOOC Ltd. ADR	497	59,541
PetroChina Company Ltd. ADR	653	47,832
Sasol Ltd. ADR	1,571	46,187
Petroleo Brasileiro S.A. ADR*	4,607	44,642
Ultrapar Participacoes S.A. ADR[1]	1,312	29,822
Total Energy		292,417

Consumer, Non-cyclical - 1.8%
Ambev S.A. ADR	13,616	78,428
Fomento Economico Mexicano SAB de CV ADR	408	36,116
BRF S.A. ADR	1,879	23,018
Total Consumer, Non-cyclical		137,562

Basic Materials - 1.5%
POSCO ADR	993	64,048
Vale S.A. ADR	3,983	37,839
AngloGold Ashanti Ltd. ADR	1,263	13,603
Total Basic Materials		115,490

Utilities - 0.9%
Korea Electric Power Corp. ADR*	1,590	32,960
Enel Americas S.A. ADR	1,768	18,370
CPFL Energia S.A. ADR	1,008	16,521
Total Utilities		67,851

Industrial - 0.7%
Cemex SAB de CV ADR*	4,335	39,319
LG Display Company Ltd. ADR*	1,373	18,700
Total Industrial		58,019

Consumer, Cyclical - 0.3%
Tata Motors Ltd. ADR	626	22,317

Total Common Stocks
(Cost $2,446,163)		2,769,460

PREFERRED STOCKS†† - 4.4%
Financial - 2.7%
Itau Unibanco Holding S.A. ADR	9,999	120,688
Banco Bradesco S.A. ADR	8,604	88,105
Total Financial		208,793

Energy - 0.8%
Petroleo Brasileiro S.A. ADR*	6,329	58,353

Basic Materials - 0.7%
Vale S.A. ADR	6,090	54,688

Communications - 0.2%
Telefonica Brasil S.A. ADR	1,282	19,038
Total Preferred Stocks
(Cost $280,102)		340,872

	Face Amount

REPURCHASE AGREEMENTS††,2 - 67.1%
RBC Capital Markets LLC issued 03/31/17 at 0.72% due 04/03/17	$2,063,842	2,063,842
Mizuho Securities LLC issued 03/31/17 at 0.71% due 04/03/17[3]	1,558,131	1,558,131
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	1,329,604	1,329,604

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
EMERGING MARKETS 2x STRATEGY FUND

	Face Amount	Value

UMB Financial Corp. issued 03/31/17 at 0.68% due 04/03/17	$203,809	$203,809
Total Repurchase Agreements
(Cost $5,155,386)		5,155,386

	Shares

SECURITIES LENDING COLLATERAL†,4 - 0.4%
First American Government Obligations Fund — Class Z, 0.61%[5]	26,615	26,615
Total Securities Lending Collateral
(Cost $26,615)		26,615

Total Investments - 107.9%
(Cost $7,908,266)		$8,292,333
Other Assets & Liabilities, net - (7.9)%		(604,452)
Total Net Assets - 100.0%		$7,687,881

	Contracts	Unrealized Loss

EQUITY FUTURES CONTRACTS PURCHASED†
June 2017 MSCI Emerging Markets Index Mini Futures Contracts (Aggregate Value of Contracts $961,100)	20	$(9,383)

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
Goldman Sachs International April 2017 Bank of New York Mellon Emerging Markets 50 ADR Index Swap 1.51%[6], Terminating 04/27/17 (Notional Value $4,649,170)	1,988	$(3,383)
BNP Paribas April 2017 Bank of New York Mellon Emerging Markets 50 ADR Index Swap 1.23%[6], Terminating 04/28/17 (Notional Value $6,727,401)	2,877	(5,561)
(Total Notional Value $11,376,571)		$(8,944)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2017 — See Note 6.
[2]	Repurchase Agreements — See Note 5.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2017.
[4]	Securities lending collateral — See Note 6.
[5]	Rate indicated is the 7 day yield as of March 31, 2017.
[6]	Total Return based on Bank of New York Mellon Emerging Markets 50 ADR Index +/- financing at a variable rate. Rate indicated is the rate effective at March 31, 2017.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
EMERGING MARKETS 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$2,769,460	$—	$—	$—	$—	$2,769,460
Preferred Stocks	340,872	—	—	—	—	340,872
Repurchase Agreements	—	—	5,155,386	—	—	5,155,386
Securities Lending Collateral	26,615	—	—	—	—	26,615
Total	$3,136,947	$—	$5,155,386	$—	$—	$8,292,333

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Futures Contracts	$—	$9,383	$—	$—	$—	$9,383
Equity Index Swap Agreements	—	—	—	8,944	—	8,944
Total	$—	$9,383	$—	$8,944	$—	$18,327

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2017

Assets:
Investments, at value - including $25,694 of securities loaned (cost $2,752,880)	$3,136,947
Repurchase agreements, at value (cost $5,155,386)	5,155,386
Total investments (cost $7,908,266)	8,292,333
Segregated cash with broker	40,000
Cash	1,086
Receivables:
Swap settlement	8,747
Fund shares sold	393,959
Dividends	357
Foreign taxes reclaim	587
Interest	101
Securities lending income	6
Total assets	8,737,176

Liabilities:
Unrealized depreciation on swap agreements	8,944
Payable for:
Fund shares redeemed	993,219
Return of securities loaned	26,615
Variation margin	7,401
Management fees	5,962
Distribution and service fees	1,981
Transfer agent and administrative fees	1,656
Portfolio accounting fees	994
Miscellaneous	2,523
Total liabilities	1,049,295
Commitments and contingent liabilities (Note 13)	—
Net assets	$7,687,881

Net assets consist of:
Paid in capital	$18,251,855
Accumulated net investment loss	(27,012)
Accumulated net realized loss on investments	(10,902,702)
Net unrealized appreciation on investments	365,740
Net assets	$7,687,881

A-Class:
Net assets	$628,477
Capital shares outstanding	10,304
Net asset value per share	$60.99
Maximum offering price per share (Net asset value divided by 95.25%)	$64.03

C-Class:
Net assets	$361,091
Capital shares outstanding	6,131
Net asset value per share	$58.90

H-Class:
Net assets	$6,698,313
Capital shares outstanding	109,793
Net asset value per share	$61.01

STATEMENT OF OPERATIONS

Year Ended March 31, 2017

Investment Income:
Dividends (net of foreign withholding tax of $3,909)	$117,035
Interest	18,314
Income from securities lending, net	99
Total investment income	135,448

Expenses:
Management fees	129,372
Transfer agent and administrative fees	35,939
Distribution and service fees:
A-Class	1,888
C-Class	4,367
H-Class	32,962
Portfolio accounting fees	21,564
Custodian fees	2,371
Trustees’ fees*	1,733
Line of credit fees	111
Miscellaneous	26,948
Total expenses	257,255
Net investment loss	(121,807)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	856,198
Swap agreements	3,398,157
Futures contracts	381,918
Net realized gain	4,636,273
Net change in unrealized appreciation (depreciation) on:
Investments	(600,740)
Swap agreements	(379,901)
Futures contracts	(43,815)
Net change in unrealized appreciation (depreciation)	(1,024,456)
Net realized and unrealized gain	3,611,817
Net increase in net assets resulting from operations	$3,490,010

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

EMERGING MARKETS 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(121,807)	$(78,148)
Net realized gain (loss) on investments	4,636,273	(4,039,656)
Net change in unrealized appreciation (depreciation) on investments	(1,024,456)	1,263,242
Net increase (decrease) in net assets resulting from operations	3,490,010	(2,854,562)

Distributions to shareholders from:
Net investment income
A-Class	—	(12,572)
C-Class	—	(4,644)
H-Class	—	(35,994)
Total distributions to shareholders	—	(53,210)

Capital share transactions:
Proceeds from sale of shares
A-Class	7,359,066	43,678,611
C-Class	9,705,258	20,590,651
H-Class	466,810,421	334,036,652
Distributions reinvested
A-Class	—	12,352
C-Class	—	4,644
H-Class	—	35,584
Cost of shares redeemed
A-Class	(10,731,054)	(40,616,785)
C-Class	(9,726,582)	(21,571,134)
H-Class	(476,717,148)	(319,569,790)
Net increase (decrease) from capital share transactions	(13,300,039)	16,600,785
Net increase (decrease) in net assets	(9,810,029)	13,693,013

Net assets:
Beginning of year	17,497,910	3,804,897
End of year	$7,687,881	$17,497,910
Accumulated net investment loss at end of year	$(27,012)	$(33,899)

Capital share activity:
Shares sold
A-Class	150,599	896,183
C-Class	187,596	401,507
H-Class	9,608,705	6,540,164
Shares issued from reinvestment of distributions
A-Class	—	288
C-Class	—	111
H-Class	—	830
Shares redeemed
A-Class	(229,335)	(813,738)
C-Class	(187,698)	(417,067)
H-Class	(9,794,119)	(6,281,031)
Net increase (decrease) in shares	(264,252)	327,247

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]
Per Share Data
Net asset value, beginning of period	$44.79	$60.50	$66.27	$73.59	$87.40
Income (loss) from investment operations:
Net investment income (loss)[a]	(.48)	(.23)	(.37)	(.54)	(.35)
Net gain (loss) on investments (realized and unrealized)	16.68	(14.83)	(5.40)	(6.78)	(13.46)
Total from investment operations	16.20	(15.06)	(5.77)	(7.32)	(13.81)
Less distributions from:
Net investment income	—	(.65)	—	—	—
Total distributions	—	(.65)	—	—	—
Net asset value, end of period	$60.99	$44.79	$60.50	$66.27	$73.59

Total Return[b]	36.17%	(24.84%)	(8.72%)	(9.96%)	(15.79%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$628	$3,988	$382	$744	$106
Ratios to average net assets:
Net investment income (loss)	(0.96%)	(0.48%)	(0.53%)	(0.82%)	(0.51%)
Total expenses	1.76%	1.75%	1.75%	1.81%	1.88%
Net expenses	1.76%	1.75%	1.75%	1.76%[c]	1.75%[c]
Portfolio turnover rate	2,568%	2,874%	1,085%	1,412%	730%

C-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]
Per Share Data
Net asset value, beginning of period	$43.56	$59.37	$65.46	$72.92	$87.31
Income (loss) from investment operations:
Net investment income (loss)[a]	(.79)	(.74)	(.73)	(1.04)	(1.25)
Net gain (loss) on investments (realized and unrealized)	16.13	(14.42)	(5.36)	(6.42)	(13.14)
Total from investment operations	15.34	(15.16)	(6.09)	(7.46)	(14.39)
Less distributions from:
Net investment income	—	(.65)	—	—	—
Total distributions	—	(.65)	—	—	—
Net asset value, end of period	$58.90	$43.56	$59.37	$65.46	$72.92

Total Return[b]	35.19%	(25.48%)	(9.32%)	(10.21%)	(16.49%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$361	$271	$1,287	$409	$108
Ratios to average net assets:
Net investment income (loss)	(1.55%)	(1.49%)	(0.99%)	(1.73%)	(1.61%)
Total expenses	2.50%	2.46%	2.48%	2.66%	2.59%
Net expenses	2.50%	2.46%	2.48%	2.61%[c]	2.46%[c]
Portfolio turnover rate	2,568%	2,874%	1,085%	1,412%	730%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]
Per Share Data
Net asset value, beginning of period	$44.84	$60.61	$66.37	$73.87	$87.74
Income (loss) from investment operations:
Net investment income (loss)[a]	(.42)	(.41)	.20	(.34)	(.35)
Net gain (loss) on investments (realized and unrealized)	16.59	(14.71)	(5.96)	(7.16)	(13.52)
Total from investment operations	16.17	(15.12)	(5.76)	(7.50)	(13.87)
Less distributions from:
Net investment income	—	(.65)	—	—	—
Total distributions	—	(.65)	—	—	—
Net asset value, end of period	$61.01	$44.84	$60.61	$66.37	$73.87

Total Return[b]	36.04%	(24.88%)	(8.71%)	(10.19%)	(15.78%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,698	$13,238	$2,136	$4,719	$2,087
Ratios to average net assets:
Net investment income (loss)	(0.82%)	(0.76%)	0.25%	(0.51%)	(0.49%)
Total expenses	1.76%	1.74%	1.75%	1.80%	1.83%
Net expenses	1.76%	1.74%	1.75%	1.74%[c]	1.69%[c]
Portfolio turnover rate	2,568%	2,874%	1,085%	1,412%	730%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Net expense information reflects the expense ratios after expense waivers.
[d]	Reverse share split — Per share amounts for the periods presented through February 21, 2014 have been restated to reflect a 1:5 reverse share split effective February 21, 2014.

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

INVERSE EMERGING MARKETS 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the BNY Mellon Emerging Markets 50 ADR Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2017, Inverse Emerging Markets 2x Strategy Fund H-Class returned -37.80%, while the BNY Mellon Emerging Markets 50 ADR Index returned 20.34% over the same period. For comparison, the S&P 500 Index returned 17.17%.

For the period, Inverse Emerging Markets 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the BNY Mellon Emerging Markets 50 ADR Index.

For the period, the sectors contributing the most to the performance of the underlying index were Information Technology and Financials. The sectors detracting the most from the return of the underlying index were Industrials and Utilities.

Among the stocks in the underlying benchmark which rose the most over the past year were Vale S.A., Vale S.A. (Preferred), and Petroleo Brasileiro (Preferred). Among stocks in the underlying benchmark which fell the most over the past year were Angolgold Ashanti Ltd., Korea Electric Power Corp., and Wipro Ltd.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s negative performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	October 29, 2010
C-Class	October 29, 2010
H-Class	October 29, 2010

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

THE RYDEX FUNDS ANNUAL REPORT | 45

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2017

	1 Year	5 Year	Since Inception (10/29/10)
A-Class Shares	-37.72%	-11.33%	-12.55%
A-Class Shares with sales charge†	-40.69%	-12.19%	-13.21%
C-Class Shares	-38.17%	-11.97%	-12.38%
C-Class Shares with CDSC‡	-38.78%	-11.97%	-12.38%
H-Class Shares	-37.80%	-11.45%	-12.64%
BNY Mellon Emerging Markets 50 ADR Index	20.34%	-0.35%	-1.02%
S&P 500 Index	17.17%	13.30%	10.59%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The BNY Mellon Emerging Markets 50 ADR Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

46 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2017
INVERSE EMERGING MARKETS 2x STRATEGY FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,1 - 84.3%
RBC Capital Markets LLC issued 03/31/17 at 0.72% due 04/03/17	$369,218	$369,218
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	237,864	237,864
Mizuho Securities LLC issued 03/31/17 at 0.71% due 04/03/17[2]	190,256	190,256
UMB Financial Corp. issued 03/31/17 at 0.68% due 04/03/17	36,461	36,461
Total Repurchase Agreements
(Cost $833,799)		833,799

Total Investments - 84.3%
(Cost $833,799)		$833,799
Other Assets & Liabilities, net - 15.7%		154,945
Total Net Assets - 100.0%		$988,744

	Contracts	Unrealized Gain

EQUITY FUTURES CONTRACTS SOLD SHORT†
June 2017 MSCI Emerging Markets Index Mini Futures Contracts (Aggregate Value of Contracts $48,055)	1	$648

	Units

OTC EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Goldman Sachs International April 2017 Bank of New York Mellon Emerging Markets 50 ADR Index Swap 0.51%[3], Terminating 04/27/17 (Notional Value $716,684)	307	$3,997
BNP Paribas April 2017 Bank of New York Mellon Emerging Markets 50 ADR Index Swap 0.33%[3], Terminating 04/28/17 (Notional Value $1,218,921)	521	2,745
(Total Notional Value $1,935,605)		$6,742

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.
[2]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2017.
[3]	Total Return based on Bank of New York Mellon Emerging Markets 50 ADR Index +/- financing at a variable rate. Rate indicated is the rate effective at March 31, 2017.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Futures Contracts	$—	$648	$—	$—	$—	$648
Equity Index Swap Agreements	—	—	—	6,742	—	6,742
Repurchase Agreements	—	—	833,799	—	—	833,799
Total	$—	$648	$833,799	$6,742	$—	$841,189

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

INVERSE EMERGING MARKETS 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2017

Assets:
Repurchase agreements, at value (cost $833,799)	833,799
Unrealized appreciation on swap agreements	6,742
Segregated cash with broker	2,000
Receivables:
Variation margin	346
Fund shares sold	257,861
Interest	17
Total assets	1,100,765

Liabilities:
Payable for:
Fund shares redeemed	106,117
Swap settlement	3,251
Management fees	1,042
Distribution and service fees	348
Transfer agent and administrative fees	289
Portfolio accounting fees	174
Miscellaneous	800
Total liabilities	112,021
Commitments and contingent liabilities (Note 13)	—
Net assets	$988,744

Net assets consist of:
Paid in capital	$18,300,840
Accumulated net investment loss	(7,485)
Accumulated net realized loss on investments	(17,312,001)
Net unrealized appreciation on investments	7,390
Net assets	$988,744

A-Class:
Net assets	$42,489
Capital shares outstanding	670
Net asset value per share	$63.42
Maximum offering price per share (Net asset value divided by 95.25%)	$66.58

C-Class:
Net assets	$55,797
Capital shares outstanding	869
Net asset value per share	$64.21

H-Class:
Net assets	$890,458
Capital shares outstanding	14,134
Net asset value per share	$63.00

STATEMENT OF OPERATIONS

Year Ended March 31, 2017

Investment Income:
Interest	$10,217
Total investment income	10,217

Expenses:
Management fees	31,691
Transfer agent and administrative fees	8,805
Distribution and service fees:
A-Class	1,513
C-Class	3,364
H-Class	6,454
Portfolio accounting fees	5,286
Registration fees	3,684
Custodian fees	550
Trustees’ fees*	329
Miscellaneous	2,883
Total expenses	64,559
Net investment loss	(54,342)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	(83,110)
Futures contracts	44,948
Net realized loss	(38,162)
Net change in unrealized appreciation (depreciation) on:
Swap agreements	50,789
Futures contracts	508
Net change in unrealized appreciation (depreciation)	51,297
Net realized and unrealized gain	13,135
Net decrease in net assets resulting from operations	$(41,207)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE EMERGING MARKETS 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(54,342)	$(314,989)
Net realized loss on investments	(38,162)	(5,074,320)
Net change in unrealized appreciation (depreciation) on investments	51,297	538,806
Net decrease in net assets resulting from operations	(41,207)	(4,850,503)

Capital share transactions:
Proceeds from sale of shares
A-Class	13,480,032	6,224,104
C-Class	9,025,499	26,363,997
H-Class	132,741,268	537,108,862
Cost of shares redeemed
A-Class	(13,425,091)	(5,365,150)
C-Class	(9,161,419)	(26,282,809)
H-Class	(158,785,532)	(529,298,402)
Net increase (decrease) from capital share transactions	(26,125,243)	8,750,602
Net increase (decrease) in net assets	(26,166,450)	3,900,099

Net assets:
Beginning of year	27,155,194	23,255,095
End of year	$988,744	$27,155,194
Accumulated net investment loss at end of year	$(7,485)	$(91,444)

Capital share activity:*
Shares sold
A-Class	130,919	55,718
C-Class	113,460	232,722
H-Class	1,618,259	4,499,527
Shares redeemed
A-Class	(134,646)	(51,934)
C-Class	(116,168)	(230,126)
H-Class	(1,864,161)	(4,468,573)
Net increase (decrease) in shares	(252,337)	37,334

*	Capital share activity for the periods presented through March 31, 2017, has been restated to reflect a 1:6 reverse share split effective October 31, 2016 — See Note 12.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

INVERSE EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]
Per Share Data
Net asset value, beginning of period	$101.83	$101.26	$110.02	$115.35	$115.71
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.42)	(1.92)	(1.74)	(2.10)	(1.98)
Net gain (loss) on investments (realized and unrealized)	(36.99)	2.49	(7.02)	(3.23)	1.62
Total from investment operations	(38.41)	.57	(8.76)	(5.33)	(.36)
Net asset value, end of period	$63.42	$101.83	$101.26	$110.02	$115.35

Total Return[b]	(37.72%)	0.53%	(7.96%)	(4.63%)	(0.26%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$42	$448	$62	$4,859	$258
Ratios to average net assets:
Net investment income (loss)	(1.50%)	(1.59%)	(1.74%)	(1.74%)	(1.60%)
Total expenses	1.75%	1.75%	1.75%	1.78%	1.85%
Net expenses	1.75%	1.75%	1.75%	1.75%[c]	1.71%[c]
Portfolio turnover rate	—	—	—	—	—

C-Class	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]
Per Share Data
Net asset value, beginning of period	$103.83	$104.23	$114.21	$120.45	$121.50
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.88)	(2.82)	(2.34)	(3.12)	(2.94)
Net gain (loss) on investments (realized and unrealized)	(37.74)	2.42	(7.64)	(3.12)	1.89
Total from investment operations	(39.62)	(.40)	(9.98)	(6.24)	(1.05)
Net asset value, end of period	$64.21	$103.83	$104.23	$114.21	$120.45

Total Return[b]	(38.17%)	(0.29%)	(8.78%)	(5.23%)	(0.84%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$56	$371	$102	$262	$115
Ratios to average net assets:
Net investment income (loss)	(2.20%)	(2.44%)	(2.47%)	(2.44%)	(2.41%)
Total expenses	2.48%	2.50%	2.48%	2.48%	2.65%
Net expenses	2.48%	2.50%	2.48%	2.46%[c]	2.51%[c]
Portfolio turnover rate	—	—	—	—	—

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]
Per Share Data
Net asset value, beginning of period	$101.28	$100.80	$109.97	$115.31	$115.73
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.23)	(2.04)	(1.68)	(2.10)	(1.98)
Net gain (loss) on investments (realized and unrealized)	(37.05)	2.52	(7.49)	(3.24)	1.56
Total from investment operations	(38.28)	.48	(9.17)	(5.34)	(.42)
Net asset value, end of period	$63.00	$101.28	$100.80	$109.97	$115.31

Total Return[b]	(37.80%)	0.48%	(8.35%)	(4.63%)	(0.36%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$890	$26,336	$23,091	$5,815	$1,942
Ratios to average net assets:
Net investment income (loss)	(1.46%)	(1.65%)	(1.71%)	(1.74%)	(1.56%)
Total expenses	1.76%	1.74%	1.73%	1.78%	1.82%
Net expenses	1.76%	1.74%	1.73%	1.76%[c]	1.68%[c]
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Net expense information reflects the expense ratios after expense waivers.
[d]	Reverse share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect a 1:6 reverse share split effective October 31, 2016 — See Note 12.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

EMERGING MARKETS BOND STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of the emerging markets bond market as defined by the Adviser.

The Emerging Markets Bond Fund H-Class returned 4.85% for the one-year period ended March 31, 2017. By comparison, the BofA Merrill Lynch U.S. Dollar Emerging Markets Sovereign Plus Index returned 8.30% over the same period.

Increased global economic stability over the past year has led to the contraction of credit spreads across emerging markets countries. In addition, the stabilization of oil prices has had a positive effect on the credit spreads of countries with a high dependency to oil revenues.

Brazil, Colombia and Russia were among the countries which experienced the largest decrease in credit spreads. During this period, Argentina was added to the Emerging Market credit default swap.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	October 8, 2013
C-Class	October 8, 2013
H-Class	October 8, 2013

The fund invests principally in derivative instruments such as swap agreements and futures contracts.

52 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2017

	1 Year	Since Inception (10/08/13)
A-Class Shares	4.62%	1.39%
A-Class Shares with sales charge†	-0.36%	-0.03%
C-Class Shares	4.09%	0.48%
C-Class Shares with CDSC‡	3.10%	0.48%
H-Class Shares	4.85%	1.25%
BofA Merrill Lynch U.S. Dollar Emerging Markets Sovereign Plus Index	8.30%	6.25%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The BofA ML US Dollar Emerging Markets Sovereign Plus Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS	March 31, 2017
EMERGING MARKETS BOND STRATEGY FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,1 - 78.6%
RBC Capital Markets LLC issued 03/31/17 at 0.72% due 04/03/17	$281,892	$281,892
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	181,605	181,605
Mizuho Securities LLC issued 03/31/17 at 0.71% due 04/03/17	39,331	39,331
UMB Financial Corp. issued 03/31/17 at 0.68% due 04/03/17	27,837	27,837
Total Repurchase Agreements
(Cost $530,665)		530,665

Total Investments - 78.6%
(Cost $530,665)		$530,665
Other Assets & Liabilities, net - 21.4%		144,103
Total Net Assets - 100.0%		$674,768

	Contracts	Unrealized Gain (Loss)

INTEREST RATE FUTURES CONTRACTS PURCHASED†
June 2017 U.S. Treasury 5 Year Note Futures Contracts (Aggregate Value of Contracts $353,156)	3	$1,550
June 2017 U.S. Treasury 10 Year Note Futures Contracts (Aggregate Value of Contracts $124,563)	1	139
(Total Aggregate Value of Contracts $477,719)		$1,689

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
Goldman Sachs International May 2017 PowerShares Emerging Markets Sovereign Debt Portfolio Swap 1.40%[2], Terminating 05/03/17 (Notional Value $138,209)	4,756	$42
Goldman Sachs International May 2017 iShares JP Morgan USD Emerging Markets Bond ETF Swap 1.30%[3], Terminating 05/03/17 (Notional Value $159,407)	1,402	(8)
(Total Notional Value $297,616)		$34

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS PROTECTION SOLD††,4
Index	Counterparty	Exchange	Protection Premium Rate	Maturity Date	Notional Principal	Notional Value	Upfront Premiums Received	Unrealized Appreciation
CDX.EM-27 Index	Barclays Bank plc	ICE	1.00%	06/20/22	$550,000	$(520,979)	$(29,385)	$364

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.
[2]	Total Return based on Power Shares Emerging Markets Sovereign Debt Portfolio +/- financing at a variable rate. Rate indicated is rate effective at March 31, 2017.
[3]	Total Return based on iShares JP Morgan USD Emerging Markets Bond ETF +/- financing at a variable rate. Rate indicated is rate effective at March 31, 2017.
[4]	Credit Default Swaps — See Note 2.
ICE — Intercontinental Exchange
plc — Public Limited Company
CDX.EM-27 Index — Credit Default Swap Emerging Markets Series 27 Index

See Sector Classification in Other Information section.

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
EMERGING MARKETS BOND STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Credit Default Swaps	$—	$—	$—	$364	$—	$364
Equity Index Swap Agreements	—	—	—	42	—	42
Interest Rate Futures Contracts	—	1,689	—	—	—	1,689
Repurchase Agreements	—	—	530,665	—	—	530,665
Total	$—	$1,689	$530,665	$406	$—	$532,760

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Index Swap Agreements	$—	$—	$—	$8	$—	$8

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

EMERGING MARKETS BOND STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2017

Assets:
Repurchase agreements, at value (cost $530,665)	530,665
Segregated cash with broker	173,393
Unrealized appreciation on swap agreements	406
Receivables:
Variation margin	687
Interest	194
Total assets	705,345

Liabilities:
Unamortized upfront premiums received on credit default swaps	29,385
Unrealized depreciation on swap agreements	8
Payable for:
Management fees	401
Distribution and service fees	191
Transfer agent and administrative fees	134
Portfolio accounting fees	81
Fund shares redeemed	40
Miscellaneous	337
Total liabilities	30,577
Commitments and contingent liabilities (Note 13)	—
Net assets	$674,768

Net assets consist of:
Paid in capital	$780,912
Undistributed net investment income	—
Accumulated net realized gain on investments	(108,231)
Net unrealized appreciation on investments	2,087
Net assets	$674,768

A-Class:
Net assets	$112,623
Capital shares outstanding	1,566
Net asset value per share	$71.93
Maximum offering price per share (Net asset value divided by 95.25%)	$75.52

C-Class:
Net assets	$90,223
Capital shares outstanding	1,303
Net asset value per share	$69.22

H-Class:
Net assets	$471,922
Capital shares outstanding	6,599
Net asset value per share	$71.51

STATEMENT OF OPERATIONS

Year Ended March 31, 2017

Investment Income:
Dividends	$31,747
Interest	15,388
Total investment income	47,135

Expenses:
Management fees	60,005
Transfer agent and administrative fees	20,004
Distribution and service fees:
A-Class	14,652
C-Class	1,224
H-Class	5,049
Portfolio accounting fees	12,003
Custodian fees	1,268
Trustees’ fees*	1,060
Miscellaneous	11,337
Total expenses	126,602
Net investment loss	(79,467)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	53,802
Swap agreements	252,142
Futures contracts	(251,980)
Net realized gain	53,964
Net change in unrealized appreciation (depreciation) on:
Investments	(9,545)
Swap agreements	1,906
Futures contracts	(1,462)
Net change in unrealized appreciation (depreciation)	(9,101)
Net realized and unrealized gain	44,863
Net decrease in net assets resulting from operations	$(34,604)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS BOND STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(79,467)	$27,754
Net realized gain on investments	53,964	728,098
Net change in unrealized appreciation (depreciation) on investments	(9,101)	10,676
Net increase (decrease) in net assets resulting from operations	(34,604)	766,528

Distributions to shareholders from:
Net investment income
A-Class	(62,397)	(4,095)
C-Class	(5,813)	(6,486)
H-Class	(31,424)	(18,553)
Net realized gains
A-Class	(8,051)	—
C-Class	(642)	—
H-Class	(24,807)	—
Total distributions to shareholders	(133,134)	(29,134)

Capital share transactions:
Proceeds from sale of shares
A-Class	46,123,639	33,166,270
C-Class	129,666	183,968
H-Class	20,306,109	4,344,437
Distributions reinvested
A-Class	66,839	4,095
C-Class	5,889	4,976
H-Class	54,879	18,553
Cost of shares redeemed
A-Class	(46,053,913)	(33,725,205)
C-Class	(170,836)	(90,538)
H-Class	(20,219,716)	(4,269,575)
Net increase (decrease) from capital share transactions	242,556	(363,019)
Net increase in net assets	74,818	374,375

Net assets:
Beginning of year	599,950	225,575
End of year	$674,768	$599,950
Undistributed net investment income at end of year	$—	$10,603

Capital share activity:*
Shares sold
A-Class	601,198	473,665
C-Class	1,803	2,515
H-Class	273,867	57,824
Shares issued from reinvestment of distributions
A-Class	963	60
C-Class	88	75
H-Class	778	273
Shares redeemed
A-Class	(604,151)	(470,644)
C-Class	(2,423)	(1,173)
H-Class	(270,980)	(57,052)
Net increase in shares	1,143	5,543

*	Capital share activity for the periods presented through March 31, 2017, has been restated to reflect a 1:4 reverse share split effective November 7, 2016 — See Note 12.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

EMERGING MARKETS BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]	Period Ended March 31, 2014[a,c]
Per Share Data
Net asset value, beginning of period	$72.75	$81.52	$100.68	$100.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.91)	1.12	(1.44)	(.84)
Net gain (loss) on investments (realized and unrealized)	3.87	2.23	(3.76)	1.52
Total from investment operations	2.96	3.35	(5.20)	.68
Less distributions from:
Net investment income	(3.70)	(12.12)	(13.96)	—
Net realized gains	(.08)	—	—	—
Total distributions	(3.78)	(12.12)	(13.96)	—
Net asset value, end of period	$71.93	$72.75	$81.52	$100.68

Total Return[d]	4.62%	5.13%	(5.31%)	0.72%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$113	$259	$39	$499
Ratios to average net assets:
Net investment income (loss)	(1.19%)	1.59%	(1.50%)	(1.78%)
Total expenses	1.58%	1.58%	1.71%	1.83%
Portfolio turnover rate	733%	21,555%	655%	—

C-Class	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]	Period Ended March 31, 2014[a,c]
Per Share Data
Net asset value, beginning of period	$70.54	$80.35	$100.37	$100.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(1.10)	(1.00)	(1.80)	(1.12)
Net gain (loss) on investments (realized and unrealized)	3.56	3.31	(4.26)	1.49
Total from investment operations	2.46	2.31	(6.06)	.37
Less distributions from:
Net investment income	(3.70)	(12.12)	(13.96)	—
Net realized gains	(.08)	—	—	—
Total distributions	(3.78)	(12.12)	(13.96)	—
Net asset value, end of period	$69.22	$70.54	$80.35	$100.37

Total Return[d]	4.09%	3.73%	(6.19%)	0.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$90	$129	$34	$10
Ratios to average net assets:
Net investment income (loss)	(1.54%)	(1.33%)	(1.85%)	(2.34%)
Total expenses	2.33%	2.32%	2.24%	2.39%
Portfolio turnover rate	733%	21,555%	655%	—

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]	Period Ended March 31, 2014[a,c]
Per Share Data
Net asset value, beginning of period	$72.19	$81.18	$100.73	$100.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.28)	(.44)	(1.56)	(.76)
Net gain (loss) on investments (realized and unrealized)	3.38	3.57	(4.03)	1.49
Total from investment operations	3.10	3.13	(5.59)	.73
Less distributions from:
Net investment income	(3.70)	(12.12)	(13.96)	—
Net realized gains	(.08)	—	—	—
Total distributions	(3.78)	(12.12)	(13.96)	—
Net asset value, end of period	$71.51	$72.19	$81.18	$100.73

Total Return[d]	4.85%	4.82%	(5.74%)	0.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$472	$212	$153	$5,580
Ratios to average net assets:
Net investment income (loss)	(0.38%)	(0.55%)	(1.64%)	(1.62%)
Total expenses	1.54%	1.56%	1.74%	1.64%
Portfolio turnover rate	733%	21,555%	655%	—

[a]	Since commencement of operations: October 8, 2013. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Reverse share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect a 1:4 reverse share split effective November 7, 2016 — See Note 12.
[d]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At March 31, 2017, the Trust consisted of fifty-three funds.

This report covers the Long Short Equity Fund, Event Driven and Distressed Strategies Fund, Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund and Emerging Markets Bond Strategy Fund (the “Funds”), each a non-diversified investment company. Only A-Class, C-Class, H-Class, P-Class and Institutional Class shares had been issued by the Funds.

The International Equity Funds and Fixed Income Fund are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Funds is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

The Trust calculates a NAV twice each business day; at 10:45 a.m. and at the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. for the Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund and Emerging Markets Bond Strategy Fund. All other Funds in this report will price at the afternoon NAV. The NAV is calculated using the current market value of each Fund’s total assets as of the respective time of calculation. These financial statements are based on the March 31, 2017, afternoon NAV.

A. The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

60 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sales price.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of OTC swap agreements and credit default swap agreements entered into by a Fund are accounted for using the unrealized gains or losses on the agreements that are determined by marking the agreements to the last quoted value of the index that the swaps pertain to at the close of the NYSE. The swaps’ values are then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreements.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI under the direction of the Board using methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

B. When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

C. Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Credit default swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Upfront payments received or made by a Fund on credit default swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of

THE RYDEX FUNDS ANNUAL REPORT | 61

NOTES TO FINANCIAL STATEMENTS (continued)

a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

E. The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

F. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

G. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

H. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

I. The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.82% at March 31, 2017.

J. Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

62 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a quarterly basis:

		Average Notional
Fund	Use	Long	Short
Long Short Equity Fund	Index exposure, Liquidity	$—	$574,225
Event Driven and Distressed Strategies Fund	Index exposure, Liquidity, Duration	3,835,964	—
Emerging Markets 2x Strategy Fund	Index exposure, Leverage, Liquidity	1,194,466	—
Inverse Emerging Markets 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	54,673
Emerging Markets Bond Strategy Fund	Index exposure, Leverage, Liquidity, Duration	1,105,996	—

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing. Central clearing generally reduces

THE RYDEX FUNDS ANNUAL REPORT | 63

NOTES TO FINANCIAL STATEMENTS (continued)

counterparty credit risk and increases liquidity, but central clearing does not make swap transactions risk-free. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as index or basket) or a fixed or variable interest rate. Index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. A fund utilizing a total return index swap bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying index declines in value.

The following table represents the Funds’ use and volume of total return swaps on a quarterly basis:

		Average Notional
Fund	Use	Long	Short
Event Driven and Distressed Strategies Fund	Index exposure, Liquidity	$351,396	$—
Emerging Markets 2x Strategy Fund	Index exposure, Leverage, Liquidity	18,107,300	—
Inverse Emerging Markets 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	4,222,245
Emerging Markets Bond Strategy Fund	Index exposure, Leverage, Liquidity, Duration	1,293,181	—

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. In accordance with its principal investment strategy, the Funds enter into credit default swaps as a seller of protection primarily to gain exposure similar to the high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. If a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The Notional Principal reflects the maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs. As the seller of protection, the Fund receives periodic premium payments from the counterparty and may also receive or pay an upfront premium adjustment to the stated periodic premium. In the event a credit event occurs, an adjustment will be made to any upfront premiums that were received by a reduction of 1.00% per credit event.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Funds’ use and volume of credit default swaps on a quarterly basis:

		Average Notional
Fund	Use	Long	Short
Event Driven and Distressed Strategies Fund	Index exposure, Liquidity, Duration	$4,197,268	$—
Emerging Markets Bond Strategy Fund	Duration, Index exposure, Leverage, Liquidity	1,294,475	—

A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment from the buyer to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Fund is selling credit protection, the default of a third party issuer.

64 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of March 31, 2017:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest Rate contracts	Variation margin	Variation margin
Equity/Credit contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at March 31, 2017:

Asset Derivative Investments Value
Fund	Futures Equity Contracts*	Swaps Equity Contracts	Futures Interest Rate Contracts*	Swaps Credit Default Contracts	Total Value at March 31, 2017
Long Short Equity Fund	$2,656	$—	$—	$—	$2,656
Event Driven and Distressed Strategies Fund	6,275	—	1,842	14,239	22,356
Inverse Emerging Markets 2x Strategy Fund	648	6,742	—	—	7,390
Emerging Markets Bond Strategy Fund	—	42	1,689	364	2,095

Liability Derivative Investments Value
Fund	Futures Equity Contracts*	Swaps Equity Contracts	Futures Interest Rate Contracts*	Swaps Credit Default Contracts	Total Value at March 31, 2017
Emerging Markets 2x Strategy Fund	$9,383	$8,944	$—	$—	$18,327
Emerging Markets Bond Strategy Fund	—	8	—	—	8

*
Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended March 31, 2017:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity/Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended March 31, 2017:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Futures Interest Rate Contracts	Swaps Credit Default Contracts	Total
Long Short Equity Fund	$(153,719)	$—	$—	$—	$(153,719)
Event Driven and Distressed Strategies Fund	132,635	(27,709)	(126,014)	518,942	497,854
Emerging Markets 2x Strategy Fund	381,918	3,398,157	—	—	3,780,075
Inverse Emerging Markets 2x Strategy Fund	44,948	(83,110)	—	—	(38,162)
Emerging Markets Bond Strategy Fund	61	150,882	(252,041)	101,260	162

THE RYDEX FUNDS ANNUAL REPORT | 65

NOTES TO FINANCIAL STATEMENTS (continued)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Futures Interest Rate Contracts	Swaps Credit Default Contracts	Total Value at March 31, 2017
Long Short Equity Fund	$(3,281)	$—	$—	$—	$(3,281)
Event Driven and Distressed Strategies Fund	(22,974)	(67,900)	(8,576)	(51,623)	(151,073)
Emerging Markets 2x Strategy Fund	(43,815)	(379,901)	—	—	(423,716)
Inverse Emerging Markets 2x Strategy Fund	508	50,789	—	—	51,297
Emerging Markets Bond Strategy Fund	—	34	(1,462)	1,872	444

In conjunction with the use of short sales and derivative instruments, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to the Funds.

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

Certain Funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Emerging markets, which consist of countries that have an emerging stock market as defined by Standard & Poor’s®, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by GI, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries. The Fund may also be subject to this risk with respect to its investments in derivatives or other securities or financial instruments whose returns are related to the returns of emerging market securities.

66 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Long Short Equity Fund	0.90%
Event Driven and Distressed Strategies Fund	0.90%
Emerging Markets 2x Strategy Fund	0.90%
Inverse Emerging Markets 2x Strategy Fund	0.90%
Emerging Markets Bond Strategy Fund	0.75%

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

GI has contractually agreed to reduce fees and/or reimburse expenses for the Event Driven and Distressed Strategies Fund to the extent necessary to keep net operating expenses relative to the average daily net assets of A-Class, C-Class, H-Class, and Institutional Class shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividends on securities sold short, and extraordinary expenses) from exceeding 1.90%, 2.65%, 1.90%, and 1.65%, respectively. The total annual fund operating expenses after fee waiver and/or expense reimbursement includes excluded expenses and, thus, from time to time may be higher than 1.90%, 2.65%, 1.90% and 1.65%, respectively. This agreement may be terminated only with the approval of the Fund’s Board.

For the year ended March 31, 2017, GFD retained sales charges of $252,227 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and GFD.

On October 4, 2016, Rydex Fund Services, LLC (“RFS”) was purchased by MUFG Investor Services and as of that date RFS ceased to be an affiliate of GI. In connection with its acquisition, RFS changed its name to MUFG Investor Services (US), LLC (“MUIS”). This change had no impact on the financial statements of the Trust.

MUIS acts as the Trust’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Trust’s securities and cash. For providing the aforementioned services, MUIS is entitled to receive a monthly fee equal to an annual percentage of the Funds’ average daily net assets subject to certain minimum monthly fees and out of pocket expenses.

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NOTES TO FINANCIAL STATEMENTS (continued)

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 31, 2017, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
RBC Capital Markets LLC			U.S. Treasury Note
0.72%			2.00%
Due 04/03/17	$157,196,814	$157,206,245	05/31/21	$157,319,700	$160,340,757

HSBC Securities, Inc.			U.S. Treasury Strips
0.68%			0.00%
Due 04/03/17	101,272,070	101,277,809	11/15/42 - 05/15/43	229,169,400	103,297,534

Mizuho Securities LLC			U.S. Treasury Bill
0.71%			0.00%
Due 04/03/17	54,250,554	54,253,764	01/04/18	55,734,200	55,335,700

UMB Financial Corp.			Federal Farm Credit Bank
0.68%			0.60% - 0.85%
Due 04/03/17	15,523,545	15,524,424	04/05/17 - 04/25/17	14,784,000	14,831,151
			Federal Home Loan Bank
			0.88%
			05/24/17	1,000,000	1,003,157
			Total UMB Financial Corp.	15,784,000	15,834,308

68 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6. Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At March 31, 2017, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Long Short Equity Fund	$701,650	$(701,650)	$—	$717,756	$—	$717,756
Event Driven and Distressed Strategies Fund	80,678	(80,678)	—	83,061	—	83,061
Emerging Markets 2x Strategy Fund	25,694	(25,694)	—	26,615	—	26,615

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

7. Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

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NOTES TO FINANCIAL STATEMENTS (continued)

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Inverse Emerging Markets 2x Strategy Fund	Swap equity contracts	$6,742	$—	$6,742	$—	$—	$6,742
Emerging Markets Bond Strategy Fund	Swap equity contracts	42	—	42	—	—	42

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Emerging Markets 2x Strategy Fund	Swap equity contracts	$8,944	$—	$8,944	$8,944	$—	$—
Emerging Markets Bond Strategy Fund	Swap equity contracts	8	—	8	8	—	—

[1]	Centrally cleared swaps and exchange-traded futures are excluded from these reported amounts.

70 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

8. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended March 31, 2017 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Event Driven and Distressed Strategies Fund	$265,023	$—	$265,023
Emerging Markets Bond Strategy Fund	133,134	—	133,134

The tax character of distributions paid during the year ended March 31, 2016 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Event Driven and Distressed Strategies Fund	$122,230	$—	$122,230
Emerging Markets 2x Strategy Fund	53,210	—	53,210
Emerging Markets Bond Strategy Fund	29,134	—	29,134

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of accumulated earnings/(deficit) as of March 31, 2017 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Capital Loss Carryforward & Other Losses
Long Short Equity Fund	$—	$—	$1,570,663	$(19,404,877)
Event Driven and Distressed Strategies Fund	185,575	—	88,336	(741,226)
Emerging Markets 2x Strategy Fund	—	—	118,773	(10,682,747)
Inverse Emerging Markets 2x Strategy Fund	—	—	6,742	(17,318,838)
Emerging Markets Bond Strategy Fund	—	—	399	(106,543)

Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.

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NOTES TO FINANCIAL STATEMENTS (continued)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of March 31, 2017, capital loss carryforwards for the Funds were as follows:

		Unlimited
Fund	Expires in 2018	Short-Term	Long-Term	Total Capital Loss Carryforward
Long Short Equity Fund	$(19,377,927)	$—	$—	$(19,377,927)
Event Driven and Distressed Strategies Fund	—	(624,892)	(116,334)	(741,226)
Emerging Markets 2x Strategy Fund	—	(9,257,836)	(1,397,899)	(10,655,735)
Inverse Emerging Markets 2x Strategy Fund	—	(16,459,186)	(852,167)	(17,311,353)
Emerging Markets Bond Strategy Fund	—	—	(106,543)	(106,543)

For the year ended March 31, 2017, the following capital loss carryforward amounts expired or were used:

Fund	Expired	Utilized	Total
Long Short Equity Fund	$46,684,889	$1,968,914	$48,653,803
Event Driven and Distressed Strategies Fund	—	305,135	305,135
Emerging Markets 2x Strategy Fund	—	4,442,529	4,442,529
Inverse Emerging Markets 2x Strategy Fund	—	27,274	27,274

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are typically due to qualified late year loss deferrals, losses deferred due to wash sales, utilization of earnings and profits on shareholder redemptions, “mark-to-market” of futures contracts, and the “mark-to-market” or disposition of certain passive foreign investment companies (PFICs) for tax purposes. Additional differences may result from the tax treatment of net operating losses, expiration of capital loss carryforward amounts, overdistributions, and investments in swaps and partnerships. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

On the Statements of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
Long Short Equity Fund	$(47,001,109)	$320,966	$46,680,143
Event Driven and Distressed Strategies Fund	1,593	199,482	(201,075)
Emerging Markets 2x Strategy Fund	(128,694)	128,694	—
Inverse Emerging Markets 2x Strategy Fund	(138,301)	138,301	—
Emerging Markets Bond Strategy Fund	(19,479)	168,498	(149,019)

72 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2017, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized (Loss)	Net Unrealized Gain
Long Short Equity Fund	$33,981,157	$2,579,269	$(774,665)	$1,804,604
Event Driven and Distressed Strategies Fund	12,633,358	114,668	(40,571)	74,097
Emerging Markets 2x Strategy Fund	8,164,616	149,154	(21,437)	127,717
Inverse Emerging Markets 2x Strategy Fund	833,799	—	—	—
Emerging Markets Bond Strategy Fund	530,665	—	—	—

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 31, 2017, the following losses reflected in the accompanying financial statements were deferred for Federal income tax purposes until April 1, 2017:

Fund	Ordinary	Capital
Long Short Equity Fund	$(26,950)	$—
Emerging Markets 2x Strategy Fund	(27,012)	—
Inverse Emerging Markets 2x Strategy Fund	(7,485)	—

9. Securities Transactions

For the year ended March 31, 2017, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Long Short Equity Fund	$122,472,620	$123,516,720
Event Driven and Distressed Strategies Fund	5,730,467	3,181,889
Emerging Markets 2x Strategy Fund	166,034,871	176,100,290
Inverse Emerging Markets 2x Strategy Fund	—	—
Emerging Markets Bond Strategy Fund	3,913,708	4,197,709

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended March 31, 2017, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Loss
Event Driven and Distressed Strategies Fund	$—	$1,825,120	$(98,870)
Emerging Markets 2x Strategy Fund	1,095,745	505,949	(1,389)

10. Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Funds may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2016, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180416001923/gug65857-ncsr.htm.

Transactions during the year ended March 31, 2017, in which the portfolio company is an “affiliated person,” were as follows:

Affiliated issuers by Fund	Value 03/31/16	Additions	Reductions	Value 03/31/17	Shares 03/31/17	Investment Income	Realized Loss
Long Short Equity Fund
Guggenheim Strategy Fund I	$2,054,852	$36,004	$—	$2,110,841	84,265	$35,809	$—
Guggenheim Strategy Fund II	14,088	326	—	14,592	584	324	—
	2,068,940	36,330	—	2,125,433		36,133	—

Event Driven and Distressed Strategies Fund
Guggenheim Strategy Fund I	2,031,647	2,152,849	(200,000)	4,010,513	160,100	52,476	(804)
Guggenheim Strategy Fund II	2,039,748	2,169,701	(200,000)	4,043,826	161,753	69,251	(1,615)
	4,071,395	4,322,550	(400,000)	8,054,339		121,727	(2,419)

11. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 11, 2017. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.58% for the year ended March 31, 2017. The Funds did not have any borrowings outstanding under this agreement at March 31, 2017.

The average daily balances borrowed for the year ended March 31, 2017, were as follows:

Fund	Average Daily Balance
Event Driven and Distressed Strategies Fund	$1,370
Emerging Markets 2x Strategy Fund	7,261

12. Share Splits

Share splits occurred for the following Funds at the close of business:

Fund	Effective Date	Split Type
Inverse Emerging Markets 2x Strategy Fund	October 31, 2016	One-for-Six Reverse Split
Emerging Markets Bond Strategy Fund	November 07, 2016	One-for-Four Reverse Split

The effect of the reverse share splits were to divide the number of outstanding shares of the Inverse Emerging Markets 2x Strategy Fund and Emerging Markets Bond Strategy Fund by their split ratios, resulting in a corresponding increase in the NAV. The share transactions presented in the Statements of Changes in net assets and the per share data in the Financial Highlights for each of the periods presented prior to the effective date, have been restated to reflect these respective share splits. There were no changes in net assets, results of operations or total return as a result of these transactions.

74 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

13. Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The Supreme Court has not yet granted or denied the petition for certiorari.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

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NOTES TO FINANCIAL STATEMENTS (concluded)

Lyondell Chemical Company

In December 2011, Rydex Series Funds was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.) (the “Creditor Trust Action”). Its funds may also be putative members of the proposed defendant classes in Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), Adv. Pro. No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation Trust Action”) and Weisfelner, as Trustee of the LB Creditor Trust, v. Reichman (In re Lyondell Chemical Co.), Adv. Pro. No. 12-1570 (Bankr. S.D.N.Y.) (“Reichman”).

Similar to the claims made in the Tribune matter, the Weisfelner complaints seek to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008. The Creditor Trust Action and Reichman allege claims against the former Lyondell shareholders under state law for both constructive fraudulent transfer and intentional fraudulent transfer. The Litigation Trust Action alleges a claim against the former Lyondell shareholders under federal law for intentional fraudulent transfer.

On April 7, 2014, the plaintiff filed a Third Amended Complaint in the Creditor Trust Action, a Second Amended Complaint in the Litigation Trust Action, and an Amended Complaint in Reichman.

On May 8, 2014, the plaintiff in the Litigation Trust Action filed a motion to certify a defendant class generally comprised of all former Lyondell shareholders that received proceeds in exchange for their shares in the 2007 merger transaction.

On July 30, 2014, the defendants filed a motion to dismiss these lawsuits. The Bankruptcy Court held oral argument on the motion to dismiss and on the motion for class certification on January 14 and January 15, 2015. On September 15, 2015, the Bankruptcy Court denied the motion for class certification without prejudice to the plaintiff’s right to file a renewed motion. On November 18, 2015, the Bankruptcy Court granted the defendants’ motion to dismiss the intentional fraudulent transfer claims in the Creditor Trust Action, the Litigation Trust Action, and in Reichman, but denied the motion to dismiss the constructive fraudulent transfer claims in the Creditor Trust Action and in Reichman. The Bankruptcy Court entered final judgment dismissing the Litigation Trust Action, but the plaintiff appealed the dismissal to the U.S. District Court for the Southern District of New York.

On May 4, 2016, the defendants filed a motion to dismiss, or in the alternative, for a stay of, the Creditor Trust Action and Reichman in light of the U.S. Court of Appeals for the Second Circuit’s opinion in the appeal of the Tribune SLCFC actions. On July 20, 2016, the Bankruptcy Court issued a report and recommendation granting the defendants’ motion to dismiss. The U.S. District Court for the Southern District of New York has not yet accepted the Bankruptcy Court’s recommendation or entered a final judgment.

On July 27, 2016, the District Court reversed the Bankruptcy Court and reinstated the federal law intentional fraudulent transfer claim in the Litigation Trust Action and remanded to the Bankruptcy Court for further proceedings. The District Court found that the fraudulent intent that mattered was that of Lyondell’s CEO, not its board, because the CEO’s intent could be imputed to Lyondell under Delaware law agency principles. The District Court did note, however, that plaintiff faces a high standard for proving “actual intent” to harm creditors, and that it remains to be seen whether plaintiff will be able to make this showing. On August 11, 2016, the shareholder defendants filed a motion for reconsideration and/or to certify an interlocutory appeal of the District Court’s opinion. On October 5, 2016, the District Court denied the motion for reconsideration and/or to certify an interlocutory appeal. In light of this ruling, the federal intentional fraudulent conveyance claim will move forward before the Bankruptcy Court, but a schedule for that case has not yet been set.

These lawsuits do not allege any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,725,168; Long Short Equity Fund f/k/a U.S. Long Short Momentum Fund - $2,193,600; Global 130/30 Strategy Fund - $37,920; Hedged Equity Fund - $1,440; and Multi-Hedge Strategies Fund - $1,116,480. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

76 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Rydex Series Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Guggenheim Long Short Equity Fund, Guggenheim Event Driven and Distressed Strategies Fund, Rydex Emerging Markets 2x Strategy Fund, Rydex Inverse Emerging Markets 2x Strategy Fund and Rydex Emerging Markets Bond Strategy Fund (five of the series constituting the Rydex Series Funds) (the “Funds”) as of March 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian, transfer agent, and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds (five of the series constituting the Rydex Series Funds) at March 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Tysons, Virginia
May 30, 2017

THE RYDEX FUNDS ANNUAL REPORT | 77

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2017, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
Event Driven and Distressed Strategies Fund	3.33%

Additionally, of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2017, the following funds had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively:

Fund	% Qualifying	% Short-Term Capital Gain Qualifying
Event Driven and Distressed Strategies Fund	65.18%	—
Emerging Markets Bond Strategy Fund	59.23%	100.00%

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

78 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INTERESTED TRUSTEE
Donald C. Cacciapaglia** (1951)	President and Trustee from 2012 to present.	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	230
Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Guggenheim Partners Investment Management Holdings, LLC (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

INDEPENDENT TRUSTEES
Angela Brock-Kyle***** (1959)	Trustee from August 2016 to present.	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm) Former: Senior Leader, TIAA (financial services firm) (1987-2012).	135	Infinity Property & Casualty Corporation (2014-present).
Corey A. Colehour (1945)	Trustee from 1993 to present; Member of the Audit Committee from 1994 to present; Member of the Governance Committee from 2014 to present; and Member of the Investment and Performance Committee from 2014 to present.	Retired.	135	None.
J. Kenneth Dalton (1941)	Trustee from 1995 to present; Chairman and Member of the Audit Committee from 1997 to present; and Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	135	Epiphany Funds (4) (2009-present).

THE RYDEX FUNDS ANNUAL REPORT | 79

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INDEPENDENT TRUSTEES - continued
John O. Demaret (1940)	Vice Chairman of the Board from 2014 to present (Chairman of the Board from 2006 to 2014); Trustee and Member of the Audit Committee from 1997 to present; Chairman (since 2014) and Member of the Compliance and Risk Oversight Committee from 2010 to present; Chairman and Member of the Investment and Performance Committee from 2014 to present; and Member of the Nominating Committee from 2014 to present.	Retired.	135	None.
Werner E. Keller (1940)	Chairman of the Board from 2014 to present (Vice Chairman of the Board from 2010 to 2014); Trustee and Member of the Audit Committee from 2005 to present; and Member of the Investment and Performance Committee from 2014 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	135	None.
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit Committee from 2005 to present; Member of the Nominating Committee from 2005 to present; and Member of the Governance Committee from 2007 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	135	US Global Investors (GROW) (1995-present).
Patrick T. McCarville (1942)	Trustee from 1997 to present; Member of the Audit Committee from 1997 to present; Chairman and Member of the Nominating Committee from 2004 to present; Chairman and Member of the Governance Committee from 2007 to present; and Member of the Compliance and Risk Oversight Committee from 2014 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	135	None.
Sandra G. Sponem***** (1958)	Trustee from August 2016 to present.	Current: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-present).	135	None.

80 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President (1999-present)
Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

Joanna M. Catalucci (1966)	AML Officer (2016-present)
Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2014-present); AML Officer, certain funds in the Fund Complex (2016-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer (2016-present)
Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer (2016-present)
Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director of Guggenheim Partners Investment Management, LLC (2015-present); Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-present).

Former: Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	Vice President (2009-present) and Secretary (2012-present)
Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Glenn McWhinnie (1969)	Assistant Treasurer (2016-present)	Current: Vice President, Guggenheim Investments (2009-present). Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).

THE RYDEX FUNDS ANNUAL REPORT | 81

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present)
Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Adam J. Nelson (1979)	Assistant Treasurer (2016-present)
Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer (2016-present)
Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present)
Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Adviser’s parent company.
***
The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

****	Certain of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.
*****	Mses. Brock-Kyle and Sponem commence serving as independent Trustees effective August 18, 2016.

82 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Guggenheim Investments as used herein refers to Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC as well as the funds in the Guggenheim Funds complex (the “funds”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to personal information about you, we hold ourselves to high standards in its safekeeping and use. This means, most importantly, that we do not sell client or account information to anyone—whether you are a current or former Guggenheim Investments client.

The Information We Collect About You and How We Collect It

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Funds or one of the Guggenheim affiliated companies. “Nonpublic personal information” is personally identifiable information about you. For example it includes your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g. purchase and redemption history).

How We Share Your Personal Information

As a matter of policy, we do not disclose your nonpublic personal information to nonaffiliated third parties except as required or permitted by law. As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below.

To complete certain transactions or account changes that you direct, it may be necessary to provide your personal information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. In connection with servicing your accounts or to alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your personal information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally we will share personal information about you if we are compelled by law to do so, if you direct us to do so with your consent, or in other circumstances as permitted by law.

How We Safeguard Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Guggenheim Investments, access to such information is limited to those who need it to perform their jobs such as servicing your account, resolving problems or informing you of new products and services.

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Item 2. Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Werner Keller, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees: The aggregate Audit Fees billed by the registrant’s principal accountant, for the audit of the annual financial statements in connection with statutory and regulatory filings for the fiscal years ended March 31, 2017 and March 31, 2016 were $823,418 and $798,622, respectively.

(b) Audit Related Fees: The aggregate Audit Related Fees by the registrant’s principal accountant billed for the fiscal years ended March 31, 2017 and March 31, 2016 were $3,850 and $0, respectively.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the registrant’s investment adviser (not including any sub‑investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (“Service Affiliates”) which required pre‑approval by the Audit Committee which related to the review of the transfer agent function for the fiscal years ended March 31, 2017 and March 31, 2016 were $0 and $38,585, respectively.

(c) Tax Fees: The aggregate Tax Fees billed by the registrant’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended March 31, 2017 and March 31, 2016 were $398,564 and $387,911, respectively.

(d) All Other Fees: The aggregate All Other Fees billed by the registrant’s principal accountant for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal years ended March 31, 2017 and March 31, 2016 were $0 and $0, respectively.

(e) The audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such service is required between regularly scheduled audit committee meetings, the chairman of the audit committee, J. Kenneth Dalton, is authorized to pre-approve the service with full committee approval at the next scheduled meeting. There shall be no waivers of the pre-approval process. No services described in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $466,137 and $426,496, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. As such, the audit committee has considered these services in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely, except for the item discussed below.

•
The Trust may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. The Trust has procedures in place to analyze any foreign holdings and determine if there is any tax exposure that needs to be recorded in the financial statements. However, the controls relating to the review of those securities were not properly designed to timely detect potential tax exposure in some circumstances. During the period ended March 31, 2017, two of the Rydex Series Funds invested in a Peruvian ADR security that was traded on U.S. exchanges. Based on rules in Peru, capital gains on Peruvian securities not traded on the Lima exchange are subject to a 30% tax. As a result, two of the Rydex Series Funds needed to record and ultimately recorded a liability for capital gains tax. Management has represented it plans to enhance its procedures around the identification and review of securities that have potential exposure to capital gains tax.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b)   A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rydex Series Funds

By (Signature and Title)*	/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia, President and Chief Executive Officer

Date	June 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia, President and Chief Executive Officer

Date	June 9, 2017

By (Signature and Title)*	/s/ John L. Sullivan
John L. Sullivan Chief Financial Officer and Treasurer

Date	June 9, 2017

*	Print the name and title of each signing officer under his or her signature.